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TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
INDEX TO FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS

Filed pursuant to Rule 497(e)
File No. 333-194669

PROSPECTUS SUPPLEMENT
(To Prospectus dated July 2, 2014)

Up to $100,000,000

Common Stock

We are a holding company (the "Holding Company") with no direct operations of our own, and currently our only business and sole asset is our ownership of all of the common limited partner interests in Special Value Continuation Partners, LP (the "Operating Company"), which represents approximately 100% of the common equity and 86.1% of the combined common equity, preferred equity and general partner interests in the Operating Company as of December 31, 2014. We and the Operating Company are externally managed, closed-end, non-diversified management investment companies that have elected to be treated as business development companies under the Investment Company Act of 1940 (the "1940 Act"). Our and the Operating Company's investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. Both we and the Operating Company seek to achieve this investment objective primarily through investments in debt securities of middle-market companies as well as small businesses. Our primary investment focus is investing in and originating leveraged loans to performing middle-market companies as well as small businesses.

Tennenbaum Capital Partners, LLC (the "Advisor") serves as our and the Operating Company's investment advisor. The Advisor is a leading investment manager and specialty lender to middle-market companies that had approximately $6.0 billion in capital commitments from investors ("committed capital") under management as of December 31, 2014, approximately 25% of which consists of our committed capital. SVOF/MM, LLC, an affiliate of the Advisor, is the Operating Company's general partner and provides the administrative services necessary for us to operate.

We have entered into an equity distribution agreement, dated as of October 3, 2014, with each of Raymond James & Associates, Inc. and Cantor Fitzgerald & Co. (each an "Agent" and together the "Agents") under which we may from time to time offer and sell shares of our common stock having an aggregate offering price of up to $100,000,000 through the Agents, as our agents.

Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be "at the market" offerings, including sales made directly on the NASDAQ Global Select Market or sales made to or through a market maker other than on an exchange.

From time to time during the term of the equity distribution agreement, we may deliver a placement notice to one of the Agents specifying the length of the selling period, the amount of shares to be sold and the minimum price below which sales may not be made. Upon an Agent's acceptance of the terms of a placement notice from us, the Agent will use its commercially reasonable efforts, consistent with its sales and trading practices, to solicit offers to purchase our common stock under the terms and subject to the conditions set forth in the equity distribution agreement. The Agents are not required to sell any specific number or dollar amount of common stock. Shares of our common stock to which this prospectus supplement relates will be sold only through one Agent on any given day. The offering of shares of common stock pursuant to the equity distribution agreement will terminate upon the earlier of (1) the sale of shares having an aggregate offering price of $100,000,000 or (2) the termination of the equity distribution agreement so that neither Agent remains subject thereto. We may also sell our common stock to an Agent as principal for its own account at prices agreed upon at the time of sale. We will pay each Agent a commission for its services in acting as sales agent and/or principal in the sale of shares. Each Agent will be entitled to compensation that will not exceed, but may be up to, 2.0% of the gross sales price of all shares sold through it under the equity distribution agreement. Through March 12, 2015, we have sold 400,255 shares of our common stock pursuant to the equity distribution agreement, having an aggregate offering price of $6,504,992. As a result, shares of common stock having an aggregate offering price of $93,495,008, or 5,789,165 shares of common stock based on the last reported closing price for our common stock on March 12, 2015, remain available for sale pursuant to the equity distribution agreement. See "Plan of Distribution" on page S-38 of this prospectus supplement.

Our common stock is traded on the NASDAQ Global Select Market under the symbol "TCPC." The last reported closing price for our common stock on March 12, 2015 was $16.15 per share. The offering price per share of our common stock sold in this offering less the Agents' commissions or discounts payable by us will not be less than the net asset value per share of our common stock at the time we sell common stock pursuant to this offering.

You should read this prospectus supplement and the accompanying prospectus carefully before you invest in shares of our common stock.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our common stock. Please read it carefully before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (the "SEC"). A Statement of Additional Information, dated March 13, 2015, containing additional information about the Holding Company and the Operating Company has been filed with the SEC and is incorporated by reference in its entirety into this prospectus supplement. The Advisor maintains a website at http://www.tennenbaumcapital.com, and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through this website. You may also obtain free copies of our annual and quarterly reports, request a free copy of the Statement of Additional Information, the table of contents of which is on page S-41 of this prospectus supplement, and make stockholder inquiries by contacting us at Tennenbaum Capital Partners, LLC, c/o Investor Relations, 2951 28th Street, Suite 1000, Santa Monica, California 90405 or by calling us collect at (310) 566-1094. The SEC maintains a website at http://www.sec.gov where such information is available without charge upon request. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

The debt securities in which we typically invest are either rated below investment grade by independent rating agencies or would be rated below investment grade if such securities were rated by rating agencies. Below investment grade securities, which are often referred to as "hybrid securities," "junk bonds" or "leveraged loans" are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may be illiquid and difficult to value and typically do not require repayment of principal prior to maturity, which potentially heightens the risk that we may lose all or part of our investment. In addition, a substantial majority of the Operating Company's debt investments include interest reset provisions that may make it more difficult for the borrowers to make debt repayments to the Operating Company if the reset provision has the effect of increasing the applicable interest rate.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in the offerings. Investing in our common stock involves a high degree of risk, including credit risk and the risk of the use of leverage. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock in "Risks'' beginning on page S-10 of this prospectus supplement and on page 23 of the accompanying prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Raymond James	Cantor Fitzgerald & Co.

Prospectus Supplement dated March 13, 2015

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        In addition to factors previously identified elsewhere in this prospectus supplement and the accompanying prospectus, including the "Risks" section of the accompanying prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

  •
  the introduction, withdrawal, success and timing of business initiatives and strategies;

  •
  changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

  •
  the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

  •
  the relative and absolute investment performance and operations of the Advisor;

  •
  the impact of increased competition;

  •
  the impact of future acquisitions and divestitures;

  •
  the unfavorable resolution of legal proceedings;

  •
  our business prospects and the financial condition and prospects of our portfolio companies;

  •
  the adequacy of our cash resources and working capital;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies;

  •
  the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us, the Advisor or our portfolio companies;

  •
  the ability of the Advisor to identify suitable investments for us and to monitor and administer our investments;

  •
  our contractual arrangements and relationships with third parties;

  •
  any future financings and investments by us;

  •
  the ability of the Advisor to attract and retain highly talented professionals;

  •
  fluctuations in interest rates or foreign currency exchange rates; and

  •
  the impact of changes to tax legislation and, generally, our tax position.

        This prospectus supplement and the accompanying prospectus contain, and other statements that we may make may contain, forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as "trend," "opportunity," "pipeline," "believe," "comfortable," "expect," "anticipate," "current," "intention," "estimate," "position," "assume," "potential," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve" and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" or similar expressions.

        Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933 (the "Securities Act") or Section 21E of

S-i

the Securities Exchange Act of 1934 (the "Securities Exchange Act"). Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. Statistical and market data used in this prospectus supplement has been obtained from governmental and independent industry sources and publications. We have not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus supplement, for which the safe harbor provided in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act is not available.

        You should rely only on the information contained in this prospectus supplement, the accompanying prospectus, the Statement of Additional Information, dated March 13, 2015, or SAI, incorporated by reference in its entirety in the accompanying prospectus, and the documents incorporated by reference herein or therein. We have not, and the Agents have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the Agents are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus supplement and the accompanying prospectus is accurate only as of the date on the front of this prospectus supplement and of the accompanying prospectus, respectively, and the information in the SAI and the documents incorporated by reference herein or in the accompanying prospectus or the SAI is accurate only as of their respective dates. Our business, financial condition and prospects may have changed since that date. To the extent required by applicable law, we will update this prospectus supplement, the accompanying prospectus and the SAI during the offering period to reflect material changes to the disclosure herein.

S-ii

PROSPECTUS SUPPLEMENT

S-iii

 PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus supplement. This summary is not complete and may not contain all of the information that you may want to consider before investing in our common stock. You should read the entire prospectus supplement, the accompanying prospectus, including "Risks," and the Statement of Additional Information dated March 13, 2015 (the "SAI").

        Throughout this prospectus supplement, unless the context otherwise requires, a reference to:

        "Holding Company" refers to Special Value Continuation Fund, LLC, a Delaware limited liability company, for the periods prior to the consummation of the Conversion (as defined below) described elsewhere in this prospectus supplement and to TCP Capital Corp. for the periods after the consummation of the Conversion;

        "Operating Company" refers to Special Value Continuation Partners, LP, a Delaware limited partnership;

        "TCPC Funding" refers to TCPC Funding I LLC, a Delaware limited liability company;

        "TCPC SBIC" refers to TCPC SBIC, LP, a Delaware limited partnership;

        "Advisor" refers to Tennenbaum Capital Partners, LLC, a Delaware limited liability company and the investment manager; and

        "General Partner" and "Administrator" refer to SVOF/MM, LLC, a Delaware limited liability company, the general partner of the Operating Company and an affiliate of the Advisor and administrator of the Holding Company and the Operating Company.

        For simplicity, this prospectus supplement uses the term "Company," "we," "us" and "our" to include the Holding Company and, where appropriate in the context, the Operating Company, TCPC Funding and TCPC SBIC, on a consolidated basis. For example, (i) although all or substantially all of the net proceeds from this offering will be invested in the Operating Company and all or substantially all of the Holding Company's investments will be made through the Operating Company, this prospectus supplement generally refers to the Holding Company's investments through the Operating Company as investments by the "Company," and (ii) although the Operating Company and TCPC Funding and not the Holding Company has entered into the Leverage Program (defined below), this prospectus supplement generally refers to the Operating Company's use of the Leverage Program as borrowings by the "Company," in all instances in order to make the operations and investment strategy easier to understand. The Holding Company and the Operating Company have the same investment objective and policies and the assets, liabilities and results of operations of the Holding Company are consolidated with those of the Operating Company as described in the accompanying prospectus under "Prospectus Summary—Operating and Regulatory Tax Structure."

        On April 2, 2012, we completed a conversion under which TCP Capital Corp. succeeded to the business of Special Value Continuation Fund, LLC and its consolidated subsidiaries, and the members of Special Value Continuation Fund, LLC became stockholders of TCP Capital Corp. In this prospectus supplement, we refer to such transactions as the "Conversion." Unless otherwise indicated, the disclosure in this prospectus supplement gives effect to the Conversion.

The Company

        We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940 or the 1940 Act. See the accompanying prospectus "Prospectus Summary—Company History and BDC Conversion." We completed our initial public offering on April 10, 2012.

        Our investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. We seek to achieve our investment objective primarily through investments in debt securities of middle-market companies, which we typically define as those with enterprise values between $100 million and $1.5 billion as well as small businesses which meet the "small" enterprise definition of the rules and regulations of the Small Business Administration (the "SBA"). While we primarily focus on privately negotiated investments in debt of middle-market companies, we make investments of all kinds and at all levels of the capital structure, including in equity interests such as preferred or common stock and warrants or options received in connection with our debt investments. Our investment activities benefit from what we believe are the competitive advantages of the Advisor, including its diverse in-house skills, proprietary deal flow, and consistent and rigorous investment process focused on established, middle-market companies. We expect to generate returns through a combination of the receipt of contractual interest payments on debt investments and origination and similar fees, and, to a lesser extent, equity appreciation through options, warrants, conversion rights or direct equity investments. Substantially all of our operating history and performance results have been achieved through our predecessor, Special Value Continuation Fund, LLC, which was a registered investment company but was neither a business development company nor a publicly traded company. There are no material operating differences between us and our predecessor, however, as a BDC we are deemphasizing distressed debt investments, which may adversely affect our investment returns. See the accompanying prospectus "Prospectus Summary—Company History and BDC Conversion".

        To achieve our investment objectives, we intend to focus on a subset of the broader investment strategies historically pursued by the Advisor. Our primary investment focus is the ongoing origination of and investments in leveraged loans of performing middle-market companies as well as small businesses. For the purposes of this prospectus supplement, the term "leveraged loans" refers to senior debt investments that rank ahead of subordinated debt and that generally have the benefit of security interests in the assets of the borrower.

        Our investments generally range from $10 million to $40 million per company, the size of which may grow over time in proportion with our capital base. We expect to generate current returns through a combination of the receipt of contractual interest payments on debt investments and origination and similar fees, and, to a lesser extent, equity appreciation through options, warrants, conversion rights or direct equity investments. We often receive equity interests such as preferred or common stock and warrants or options in connection with our debt investments. From time to time we may also use other investment strategies, which are not our primary focus, to attempt to enhance the overall return of our portfolio. These investment strategies may include, but are not limited to, the purchase of discounted debt, opportunistic investments, and financial instruments to hedge currency or interest rate risk associated with our portfolio.

        As described in the accompanying prospectus under "Prospectus Summary—Company History and BDC Conversion," we have no employees of our own and currently our only business and sole asset is the ownership of all of the common limited partner interests of the

Operating Company. Our investment activities are externally managed by the Advisor. Additionally, the Holding Company expects that it will continue to seek to qualify as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code (the "Code").

        As of December 31, 2014, we held investments in 84 portfolio companies. The aggregate fair value as of December 31, 2014 of investments in these portfolio companies was approximately $1,147 million. Our portfolio across all our long-term debt investments had a weighted average annual effective yield of 10.9% as of December 31, 2014. In addition to the annual stated interest rate, this figure includes amortization of deferred debt origination fees and accretion of original issue discount, but excludes market discount, any prepayment and make-whole fee income, and any debt investments on non-accrual status.

Recent Developments

        From January 1, 2015 through March 6, 2015, the Operating Company has invested approximately $93.0 million in two senior secured loans and seven add-on investments with a combined effective yield of approximately 12.2%. $63.6 million of those investments were purchased from affiliates. All of the transfers were consummated at fair value in accordance with the provisions of the Exemptive Order as discussed in Note 6 to the consolidated financial statements.

        On February 24, 2015, the Company's board of directors approved a stock repurchase plan (the "Company 10b5-1 Plan") to acquire up to $50 million in the aggregate of the Company's common stock at prices at certain thresholds below the Company's net asset value per share, in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Securities Exchange Act of 1934.

        The Company 10b5-1 Plan is designed to allow TCPC to repurchase its common stock at times when it otherwise might be prevented from doing so under insider trading laws. The Company 10b5-1 Plan will require an agent selected by TCPC to repurchase shares of common stock on TCPC's behalf if and when the market price per share is at certain thresholds below the most recently reported net asset value per share. Under the plan, the agent will increase the volume of purchases made if the price of TCPC's common stock declines, subject to volume restrictions. The timing and amount of any stock repurchases will depend on the terms and conditions of the Company 10b5-1 Plan, the market price of the common stock and trading volumes, and no assurance can be given that any particular amount of common stock will be repurchased.

        Unless extended or terminated by its board of directors, TCPC expects that the Company 10b5-1 Plan will be in effect through the earlier of two trading days after TCPC's first quarter 2015 earnings release or such time as the approved $50 million repurchase amount has been fully utilized, subject to certain conditions.

        On March 6, 2015, the Company expanded the TCPC Funding Facility by $50 million to $300 million, increased the accordion feature by $50 million to $350 million and extended the maturity date to March 6, 2019.

        On March 10, 2015, the Company's board of directors declared a first quarter regular dividend of $0.36 per share payable on March 31, 2015 to stockholders of record as of the close of business on March 19, 2015.

Determinations of Net Asset Value In Connection with the Offering

        The offering price per share of our common stock sold in this offering, less the Agents' commissions or discounts payable by us, will not be less than the net asset value per share of our common stock as determined by a committee of our board of directors within 48 hours of the time of sale. Our board of directors approves the fair value of our portfolio investments on a quarterly basis in connection with the preparation of quarterly financial statements, based on input from our Advisor and the audit committee of our board of directors. In connection with this offering, a committee of our board of directors will determine that we are not selling shares of our common stock at a price per share, after deducting the Agents' commissions or discounts, below the then current net asset value of our common stock. Therefore at such times as we are selling shares in this offering, a committee of our board, based on the input of our Advisor and in accordance with valuation procedures adopted by the board of directors, will periodically determine our net asset value on an interim basis between quarterly net asset value determinations. Our valuation procedures provide that our Advisor will give the committee of the board an updated net asset value recommendation, determined based on the net asset value of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC and adjusted based on all factors that our Advisor determines to be relevant, including the realization of net gains on the sale of our portfolio investments and our Advisor's assessment of material changes, if any, in the fair value of our portfolio investments since the prior quarterly net asset value determination. Such interim net asset value calculations will occur within 48 hours of a sale of any shares in this offering.

Company Information

        Our administrative and executive offices are located at 2951 28th Street, Suite 1000, Santa Monica, CA 90405, and our telephone number is (310) 566-1094. The Advisor maintains a website at http://www.tennenbaumcapital.com. Information contained on this website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider information contained on the Advisor's website to be part of this prospectus supplement or the accompanying prospectus.

Presentation of Historical Financial Information

        Unless otherwise indicated, historical references contained in this prospectus supplement and the accompanying prospectus, as applicable, in "—Selected Financial Data," "Capitalization," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Senior Securities" and "Portfolio Companies" relate to the Holding Company and the Operating Company on a consolidated basis.

        For further information please see the "Prospectus Summary" in the accompanying prospectus.

 FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. The expenses shown in the table under "Annual Expenses" (excluding incentive compensation payable under the investment management agreement) are based on the assumed sale of shares of our common stock having an aggregate offering price of $100,000,000, and a maximum sales load of 2.00%, pursuant to the equity distribution agreements. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. The following table and example represent our best estimate of the fees and expenses that we expect to incur during the next twelve months. Further, the fees and expenses below are presented on a consolidated basis directly or indirectly to include expenses of the Company and the Operating Company that investors in our common stock will bear.

Stockholder Transaction Expenses:
Sales Load (as a percentage of offering price)	2.00	% (1)
Offering Expenses (as a percentage of offering price)	0.32	% (2)
Dividend Reinvestment Plan Fees	—	(3)

Total Stockholder Transaction Expenses (as a percentage of offering price)	2.32%

Annual Expenses (as a Percentage of Consolidated Net Assets Attributable to Common Stock) (4):
Base Management Fees	2.45	% (5)
Incentive Compensation Payable Under the Investment Management Agreement (20% of ordinary income and capital gains)	2.38	% (6)
Interest Payments on Borrowed Funds	2.24	% (7)
Preferred Dividends	0.17	% (8)
Other Expenses (estimated)	0.73	% (9)

Total Annual Expenses	7.97%

(1)
Represents the Agents' commissions with respect to the shares to be sold by us pursuant to this prospectus supplement and the accompanying prospectus. The Agents will be entitled to compensation of up to 2.00% of the gross proceeds of the sale of any shares of our common stock under the equity distribution agreement, with the exact amount of such compensation to be mutually agreed upon by the Company and the applicable Agent from time to time. There is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus.

(2)
Amount reflects estimated offering expenses of approximately $300,000.

(3)
The expenses of the dividend reinvestment plan are included in "other expenses." See "Dividend Reinvestment Plan" in the SAI.

(4)
The "consolidated net assets attributable to common stock" used to calculate the percentages in this table is our average consolidated net assets attributable to common stock of $608.6 million for the 12 month period ending December 31, 2014.

(5)
Base management fees are paid quarterly in arrears. The base management fee of 1.5% per year is calculated based on the value of our total assets (excluding cash and cash equivalents) at the end of the most recently completed calendar quarter. The percentage shown in the table, which assumes all capital and leverage is invested at the maximum level, is calculated by determining the ratio that the aggregate base management fee bears to our net assets attributable to common stock and not to our total assets. We make this conversion because all of our interest and preferred stock dividend payments are indirectly borne by our common stockholders. If we borrow money or issue preferred stock and invest the proceeds other than in cash and cash equivalents, our base management fees will increase. The base management fee for any partial quarter is appropriately pro-rated. See the accompanying prospectus "Management of the Company—Investment Management Agreements."

(6)
Under the investment management agreements and the amended and restated limited partnership agreement of the Operating Company dated April 2, 2012, (the "Amended and Restated Limited Partnership Agreement"), no incentive compensation was incurred until after January 1, 2013. The incentive compensation has two components, ordinary income and capital gains. Each component is payable quarterly in arrears (or upon termination of the Advisor as the investment manager or the General Partner as of the termination date) and is calculated based on the cumulative return for periods beginning January 1, 2013 and ending on the relevant calculation date.

  Each of the two components of incentive compensation is separately subject to a total return limitation. Thus, notwithstanding the following provisions, we are not obligated to pay or distribute any ordinary income incentive compensation or any capital gains incentive compensation if our cumulative total return does not exceed an 8% annual return on daily weighted average contributed common equity. The incentive compensation we would pay is subject to a total return limitation. That is, no incentive compensation is paid if our cumulative annual total return is less than 8% of our average contributed common equity. If our cumulative annual total return is above 8%, the total cumulative incentive compensation we pay is not more than 20% of our cumulative total return, or, if lower, the amount of our cumulative total return that exceeds the 8% annual rate.

  Subject to the above limitation, the ordinary income component is the amount, if positive, equal to 20% of the cumulative ordinary income before incentive compensation, less cumulative ordinary income incentive compensation previously paid or distributed.

  Subject to the above limitation, the capital gains component is the amount, if positive, equal to 20% of the cumulative realized capital gains (computed net of cumulative realized losses and cumulative net unrealized capital depreciation), less cumulative capital gains incentive compensation previously paid or distributed. For assets held on January 1, 2013, capital gain, loss and depreciation will be measured on an asset by asset basis against the value thereof as of December 31, 2012. The capital gains component is allocated, paid or distributed in full prior to payment or distribution of the ordinary income component.

(7)
"Interest Payments on Borrowed Funds" represents dividends, interest and fees estimated to be accrued on the Revolving Facilities (as defined below) and amortization of debt issuance costs, and assumes the Revolving Facilities are fully drawn (subject to asset coverage limitations under the 1940 Act) and that the interest rate on the debt issued under the Operating Company Facility (as defined below) is the rate in effect as of December 31, 2014, which was 2.67% and (ii) under the TCPC Funding Facility is the rate in effect as of December 31, 2014, which was 2.98%. "Interest Payments on Borrowed Funds" additionally represents interest and fees estimated to be accrued on $108.0 million in aggregate principal amount of our 5.25% convertible senior unsecured notes due 2019 (the "2019 Notes") issued and outstanding as of the date of this prospectus supplement, which bear interest at a rate of 5.25% per year and are convertible into shares of our common stock under certain circumstances. When we borrow money or issue preferred stock, all of our interest and preferred stock dividend payments are indirectly borne by our common stockholders.

(8)
"Preferred Dividends" represents dividends estimated to be accumulated on the Preferred Interests and assumes that the dividend rate on the Preferred Interests is the rate in effect as of December 31, 2014 which was 1.02%. When we borrow money or issue preferred stock, all of our interest and preferred stock dividend payments are indirectly borne by our common stockholders.

(9)
"Other Expenses" includes our estimated overhead expenses, including expenses of the Advisor reimbursable under the investment management agreements and of the Administrator reimbursable under the administration agreement. Such expense estimate, other than the Administrator expenses, is based on actual other expenses for the three months ended December 31, 2014.

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses (including stockholder transaction expenses and annual expenses) that would be incurred over various periods with respect to a hypothetical investment in our common stock.

In calculating the following expense amounts, we have assumed that our annual operating expenses remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1000 investment assuming a 5% annual return	$78	$186	$292	$553

        While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. There is no incentive compensation either on income or on capital gains under our investment management agreements and the Amended and Restated Limited Partnership Agreement assuming a 5% annual return and therefore it is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive compensation of a material amount, our distributions to our common stockholders and our expenses would likely be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend or distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" in the SAI for additional information regarding our dividend reinvestment plan.

        Except where the context suggests otherwise, whenever this prospectus supplement or the accompanying prospectus contains a reference to fees or expenses paid by "you," the "Company," the "Holding Company," the "Operating Company" or "us," our common stockholders will indirectly bear such fees or expenses, including through the Company's investment in the Operating Company.

        This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

 SELECTED FINANCIAL DATA

        The selected consolidated financial and other data below reflects the consolidated historical operations of the Holding Company and the Operating Company. This consolidated financial and other data is the Holding Company's historical financial and other data. The Operating Company will continue to be the Holding Company's sole investment following the completion of this offering.

        The selected consolidated financial data below for the years ended December 31, 2014, 2013, 2012, 2011, 2010 and 2009 has been derived from the consolidated financial statements that were audited by our independent registered public accounting firm. This selected financial data should be read in conjunction with our financial statements and related notes thereto, which are included in this prospectus supplement and incorporated by reference into the SAI, and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities" included elsewhere in this prospectus supplement.

        The historical financial information may not be representative of the Company's financial information in future periods.

	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Performance Data:
Interest income	$100,923,265	$66,979,064	$49,243,332	$42,113,358	$32,410,819
Dividend income	1,968,748	—	1,811,189	10,610,159	13,547,924
Lease income	1,334,330	1,121,614	823,030	832,843	182,288
Other income	2,355,105	1,508,368	315,208	1,301,316	1,660,181

Total investment income	106,581,448	69,609,046	52,192,759	54,857,676	47,801,212

Interest and credit agreement expenses	9,821,751	2,339,447	857,757	942,288	893,806
Investment advisory expense	13,646,064	8,820,229	6,908,942	6,787,188	6,787,188
Other expenses	5,012,257	3,141,484	2,625,722	1,520,474	1,213,685

Total expenses	28,480,072	14,301,160	10,392,421	9,249,950	8,894,679

Net investment income before taxes	78,101,376	55,307,886	41,800,338	45,607,726	38,906,533

Excise tax expense	808,813	977,624	1,479,978	—	—
Net investment income	77,292,563	54,330,262	40,320,360	45,607,726	38,906,533

Realized and unrealized gains (losses)	(27,304,578)	9,071,361	(12,784,251)	(38,878,881)	31,621,019

Dividends to preferred interest holders	(1,438,172)	(1,494,552)	(1,602,799)	(1,545,555)	(1,519,759)
Distributions of incentive allocation	(14,002,294)	(12,381,416)	—	—	—

Net increase in net assets from operations	$34,547,519	$49,525,655	$25,933,310	$5,183,290	$69,007,793

Per Share Data (at the end of the period):*
Net increase in net assets from operations	$0.88	$1.91	$1.21	$12.37	$164.72
Distributions declared per share	(1.54)	(1.53)	(1.43)	(75.19)	(89.99)
Average weighted shares outstanding for the period	39,395,671	25,926,493	21,475,847	418,956	418,956
Assets and Liabilities Data:
Investments	$1,146,535,886	$766,262,959	$517,683,087	$378,960,536	$453,034,872
Other assets	59,330,911	37,066,243	31,559,015	24,492,967	20,604,286

Total assets	1,205,866,797	803,329,202	549,242,102	403,453,503	473,639,158
Amount drawn on credit facility	328,696,830	95,000,000	74,000,000	29,000,000	50,000,000
Other liabilities	11,543,149	23,045,112	24,728,267	2,116,211	25,050,178

Total liabilities	340,239,979	118,045,112	98,728,267	31,116,211	75,050,178
Preferred Stock	—	—	—	—	23,527
Preferred limited partnership interest	134,497,790	134,504,252	134,526,285	134,466,418	134,377,869
Non-controlling interest	—	1,168,583	—	—	—

Net assets	$731,129,028	$549,611,255	$315,987,550	$237,870,874	$264,187,584

Investment Activity Data:
No. of portfolio companies at period end	84	67	54	41	44
Acquisitions	$669,515,626	$471,087,319	$359,020,926	$237,870,874	$262,837,727
Sales, repayments, and other disposals	$266,008,974	$235,641,665	$211,216,033	$216,916,444	$192,419,667
Weighted-average effective yield at end of period	10.9%	10.9%	11.3%	14.2%	13.1%

*
Per share amounts prior to 2012 were calculated based on 418,986 pre-Conversion shares outstanding. Per share amounts starting in 2012 are calculated on weighted-average shares outstanding for each period.

RISKS

        Investing in our common stock involves a high degree of risk. You should carefully consider the risks described below and in the accompanying prospectus on page 23, together with all of the other information included in this prospectus supplement and in the accompanying prospectus, before you decide whether to make an investment in our common stock. The risks set forth below and in the accompanying prospectus are not the only risks we face. If any of the adverse events or conditions described below or in the accompanying prospectus occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value, or NAV, and the trading price of our common stock could decline, we could reduce or eliminate our dividend and you could lose all or part of your investment.

Our board of directors most recently approved NAV on December 31, 2014 and our quarterly NAV when calculated effective March 31, 2015 may be higher or lower.

        Our quarterly NAV per share most recently approved by our board of directors is $15.01 as of December 31, 2014. NAV per share as of March 31, 2015, may be higher or lower than our NAV per share as of December 31, 2014 based on potential changes in valuations, issuances of securities, dividends paid and earnings for the quarter then ended. Our board of directors approves the fair value of our portfolio investments on a quarterly basis in connection with the preparation of quarterly financial statements and based on input from our Advisor and the audit committee of our board of directors. At such times as we are selling shares in this offering, a committee of our board, based on the input of our Advisor and in accordance with valuation procedures adopted by the board of directors, will periodically determine our net asset value on an interim basis between quarterly net asset value determinations.

If we incur additional leverage, it will increase the risk of investing in shares of our common stock.

        The Company has indebtedness and the Preferred Interests outstanding pursuant to the Leverage Program and expects, in the future, to borrow additional amounts under the Revolving Facilities and may increase the size of the Revolving Facilities or enter into other borrowing arrangements. The Company's portfolio must experience an annual return of 1.75% in order to cover annual interest and dividend payments under the Leverage Program as of December 31, 2014.

        Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses and preferred dividends. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation is based on our level of leverage at December 31, 2014, which represented borrowings and preferred stock equal to 38.4% of our total assets. On such date, we also had $1,206 million in total assets; an average cost of funds of 2.86%; $462.7 million aggregate principal amount of debt and liquidation preference of the Preferred Interests outstanding; and $731.1 million of total net assets. In order to compute the "Corresponding Return to Common Stockholders," the "Assumed Return on Portfolio (Net of Expenses Other than Interest)" is multiplied by the total value of our investment portfolio at December 31, 2014 to obtain an assumed return to us. From this amount, the interest expense and preferred dividends calculated by multiplying the blended interest and dividend rate of 2.86% by the $462.7 million of debt and preferred stock is subtracted to determine the return available to common stockholders. The return available to common stockholders is then divided by the total value of our net assets at December 31,

2014 to determine the "Corresponding Return to Common Stockholders." Actual interest payments and preferred dividends may be different.

Assumed Return on Portfolio (Net of Expenses Other than Interest and Preferred Dividends)	–10%	–5%	0%	5%	10%
Corresponding Return to Common Stockholders	–17%	–0%	–2%	6%	14%

        The assumed portfolio return in the table is based on SEC regulations and is not a prediction of, and does not represent, our projected or actual performance. The table also assumes that we will maintain a constant level of leverage. The amount of leverage that we use will vary from time to time.

Capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which may have a negative impact on our business and operations.

        From time to time, capital markets may experience periods of disruption and instability, which may be evidenced by a lack of liquidity in debt capital markets, write-offs in the financial services sector, re-pricing of credit risk and failure of certain major financial institutions. While capital markets have improved, these conditions could deteriorate again and global financial markets could experience significant volatility. During such market disruptions, we may have difficulty raising debt or equity capital, especially as a result of regulatory constraints. There can be no assurance that adverse market conditions will not repeat themselves or worsen in the future. Equity capital may be difficult to raise because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. At our annual meeting of stockholders held on May 15, 2014, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a price below its then current net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval. It should be noted that, theoretically, we may offer up to 25% of our then outstanding common stock each day. In addition, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as calculated in accordance with the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than our current leverage. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

        Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness, and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments. In addition, significant changes in the capital markets, including disruption and volatility, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition and results of operations.

Price declines and illiquidity in the corporate debt markets have adversely affected, and may in the future adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

        As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation, which reduces our net asset value. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

The downgrade of the U.S. credit rating and economic crisis in Europe could negatively impact our business, financial condition and earnings.

        Although U.S. lawmakers passed legislation to raise the federal debt ceiling and Standard & Poor's Ratings Services affirmed its 'AA+' long-term sovereign credit rating on the United States and revised the outlook on the long-term rating from negative to stable in June of 2013, U.S. debt ceiling and budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, continue to present the possibility of a credit-rating downgrade, economic slowdowns or a recession for the United States. The impact of any further downgrades to the U.S. government's sovereign credit rating or downgraded sovereign credit ratings of European countries or the Russian Federation, or their perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. These developments, along with any further European sovereign debt issues, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

        In October 2014, the Federal Reserve announced that it was concluding its bond-buying program. It is unknown what effect, if any, the conclusion of this program will have on credit markets and the value of our investments. These and any future developments and reactions of the credit markets toward these developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to obtain debt financing on favorable terms.

Rising interest rates may adversely affect the value of our portfolio investments, which could have an adverse effect on our business, financial condition and results of operations.

        Our debt investments may be based on floating rates, such as London Interbank Offer Rate ("LIBOR"), EURIBOR, the Federal Funds Rate or the Prime Rate. General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

        Because we have borrowed money, and may issue preferred stock to finance investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds or pay distributions on preferred stock and the rate that our investments yield. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase except to the extent we have issued fixed rate debt or preferred stock, which could reduce our net investment income.

        You should also be aware that a change in the general level of interest rates can be expected to lead to a change in the interest rate we receive on many of our debt investments. Accordingly, a change in the interest rate could make it easier for us to meet or exceed the performance threshold and may result in a substantial increase in the amount of incentive fees payable to our Advisor with respect to the portion of the Incentive Fee based on income.

Changes relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities.

        In the recent past, concerns have been publicized that some of the member banks surveyed by the British Bankers' Association ("BBA") in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

        As a result of these or future events, actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Potential changes, or uncertainty related to such potential changes, may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

        Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during these periods as we are required to record the values of our investments. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The information contained in this section should be read in conjunction with the selected financial data appearing elsewhere in this prospectus supplement and the accompanying prospectus and our consolidated financial statements and related notes thereto appearing elsewhere in this prospectus supplement and the accompanying prospectus.

Overview

        The Holding Company is a Delaware corporation formed on April 2, 2012 and is an externally managed, closed-end, non-diversified management investment company. The Holding Company elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). Our investment objective is to seek to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. We invest primarily in the debt of middle-market companies as well as small businesses, including senior secured loans, junior loans, mezzanine debt and bonds. Such investments may include an equity component, and, to a lesser extent, we may make equity investments directly. Investment operations are conducted either in Special Value Continuation Partners, LP, a Delaware Limited Partnership (the "Operating Company"), of which the Holding Company owns 100% of the common limited partner interests, or in one of the Operating Company's wholly-owned subsidiaries, TCPC Funding I, LLC ("TCPC Funding") and TCPC SBIC, LP (the "SBIC"). The Operating Company has also elected to be treated as a BDC under the 1940 Act. The General Partner of the Operating Company is SVOF/MM, LLC ("SVOF/MM"), which also serves as the administrator ("Administrator") of the Holding Company and the Operating Company. The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (the "Advisor"), which serves as the investment manager to the Holding Company, the Operating Company, TCPC Funding, and the SBIC. Most of the equity interests in the General Partner are owned directly or indirectly by the Advisor and its employees.

        The SBIC was organized as a Delaware limited partnership in June 2013. On April 22, 2014, the SBIC received a license from the United States Small Business Administration (the "SBA") to operate as a small business investment company under the provisions of Section 301(c) of the Small Business Investment Act of 1958.

        The Holding Company has elected to be treated as a regulated investment company ("RIC") for U.S. federal income tax purposes. As a RIC, the Holding Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements. The Operating Company, TCPC Funding, and the SBIC have elected to be treated as partnerships for U.S. federal income tax purposes.

        On April 2, 2012, Special Value Continuation Fund, LLC ("SVCF") converted from a limited liability company to a corporation, leaving the Holding Company as the surviving entity (the "Conversion"). At the time of the Conversion, all limited liability company interests were exchanged for 15,725,635 shares of common stock in the Holding Company. As a result of the Conversion, the books and records of SVCF have become the books and records of the Holding Company and the Operating Company became a wholly owned subsidiary of the Holding Company. On April 3, 2012, the Holding Company completed its initial public offering.

        Our leverage program is comprised of $116 million in available debt under a senior secured revolving credit facility issued by the Operating Company (the "Operating Company Facility"), $250 million in available debt under a senior secured revolving credit facility issued by TCPC Funding (the "TCPC Funding Facility," and, together with the Operating Company

Facility, the "Revolving Facilities"), $108 million in convertible senior unsecured notes issued by the Holding Company (the "Convertible Notes"), $75 million in committed leverage from the SBA (the "SBA Program"), and $134 million of outstanding preferred limited partner interests in the Operating Company (the "Preferred Interests," and, together with the Revolving Facilities, the Convertible Notes, and the SBA Program, the "Leverage Program").

        To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to our stockholders generally at least 90% of our investment company taxable income, as defined by the Internal Revenue Code of 1986, as amended, for each year. Pursuant to this election, we generally will not have to pay corporate level taxes on any income that we distribute to our stockholders provided that we satisfy those requirements.

  Investments

        Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.

        As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in "qualifying assets," including securities and indebtedness of private U.S. companies, public U.S. operating companies whose securities are not listed on a national securities exchange or registered under the Securities Exchange Act of 1934, as amended, public domestic operating companies having a market capitalization of less than $250 million, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. We are also permitted to make certain follow-on investments in companies that were eligible portfolio companies at the time of initial investment but that no longer meet the definition. As of December 31, 2014, 90.2% of our total assets were invested in qualifying assets.

  Revenues

        We generate revenues primarily in the form of interest on the debt we hold. We also generate revenue from dividends on our equity interests and capital gains on the sale of warrants and other debt or equity interests that we acquire. Our investments in fixed income instruments generally have an expected maturity of three to five years, although we have no lower or upper constraint on maturity. Interest on our debt investments is generally payable quarterly or semi-annually. Payments of principal of our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt investments and preferred stock investments may defer payments of cash interest or dividends or PIK. Any outstanding principal amount of our debt investments and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of prepayment fees, commitment, origination, structuring or due diligence fees, fees for providing significant managerial assistance, consulting fees and other investment related income.

  Expenses

        Our primary operating expenses include the payment of a base management fee and, depending on our operating results, incentive compensation, expenses reimbursable under the management agreement, administration fees and the allocable portion of overhead under the administration agreement. The base management fee and incentive compensation remunerates the Advisor for work in identifying, evaluating, negotiating, closing and monitoring our investments. Our administration agreement with SVOF/MM, LLC (the "Administrator") provides that the Administrator may be reimbursed for costs and expenses incurred by the Administrator for office space rental, office equipment and utilities allocable to us under the administration agreement, as well as any costs and expenses incurred by the Administrator or its affiliates relating to any non-investment advisory, administrative or operating services provided by the Administrator or its affiliates to us. We also bear all other costs and expenses of our operations and transactions (and the Holding Company's common stockholders indirectly bear all of the costs and expenses of the Holding Company, the Operating Company, TCPC Funding and the SBIC), which may include those relating to:

  •
  our organization;

  •
  calculating our net asset value (including the cost and expenses of any independent valuation firms);

  •
  interest payable on debt, if any, incurred to finance our investments;

  •
  costs of future offerings of our common stock and other securities, if any;

  •
  the base management fee and any incentive compensation;

  •
  dividends and distributions on our preferred shares, if any, and common shares;

  •
  administration fees payable under the administration agreement;

  •
  fees payable to third parties relating to, or associated with, making investments;

  •
  transfer agent and custodial fees;

  •
  registration fees;

  •
  listing fees;

  •
  taxes;

  •
  director fees and expenses;

  •
  costs of preparing and filing reports or other documents with the SEC;

  •
  costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

  •
  our fidelity bond;

  •
  directors and officers/errors and omissions liability insurance, and any other insurance premiums;

  •
  indemnification payments;

  •
  direct costs and expenses of administration, including audit and legal costs; and

  •
  all other expenses reasonably incurred by us and the Administrator in connection with administering our business, such as the allocable portion of overhead under the administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs.

        The investment management agreement provides that the base management fee be calculated at an annual rate of 1.5% of our total assets (excluding cash and cash equivalents) payable quarterly in arrears. For purposes of calculating the base management fee, "total assets" is determined without deduction for any borrowings or other liabilities. The base management fee is calculated based on the value of our total assets (excluding cash and cash equivalents) at the end of the most recently completed calendar quarter.

        Additionally, the investment management agreement and the Amended and Restated Limited Partnership Agreement provide that the Advisor or its affiliates may be entitled to incentive compensation under certain circumstances. No incentive compensation was incurred prior to January 1, 2013. Beginning January 1, 2013, the incentive compensation equals the sum of (1) 20% of all ordinary income since January 1, 2013 and (2) 20% of all net realized capital gains (net of any net unrealized capital depreciation) since January 1, 2013, with each component being subject to a total return requirement of 8% of contributed common equity annually. The incentive compensation is payable to the General Partner by the Operating Company pursuant to the Amended and Restated Limited Partnership Agreement. If the Operating Company is terminated or for any other reason incentive compensation is not paid by the Operating Company, it would be paid pursuant to the investment management agreement between us and the Advisor. The determination of incentive compensation is subject to limitations under the 1940 Act and the Advisers Act.

Critical accounting policies

        Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with GAAP. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. Management considers the following critical accounting policies important to understanding the financial statements. In addition to the discussion below, our critical accounting policies are further described in the notes to our financial statements.

  Valuation of portfolio investments

        We value our portfolio investments at fair value based upon the principles and methods of valuation set forth in policies adopted by our board of directors. Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Market participants are buyers and sellers in the principal (or most advantageous) market for the asset that (i) are independent of us, (ii) are knowledgeable, having a reasonable understanding about the asset based on all available information (including information that might be obtained through due diligence efforts that are usual and customary), (iii) are able to transact for the asset, and (iv) are willing to transact for the asset or liability (that is, they are motivated but not forced or otherwise compelled to do so).

        Investments for which market quotations are readily available are valued at such market quotations unless the quotations are deemed not to represent fair value. We generally obtain market quotations from recognized exchanges, market quotation systems, independent pricing services or one or more broker-dealers or market makers. However, short term debt investments with remaining maturities within 90 days are generally valued at amortized cost, which approximates fair value. Debt and equity securities for which market quotations are not readily available, which is the case for many of our investments, or for which market quotations are deemed not to represent fair value, are valued at fair value using a consistently applied valuation process in accordance with our documented valuation policy that has been reviewed and approved by our board of directors, who also approve in good faith the valuation of such securities as of the end of each quarter. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of our investments than on the fair values of our investments for which market quotations are not readily available. Market quotations may be deemed not to represent fair value in certain circumstances where we believe that facts and circumstances applicable to an issuer, a seller or purchaser, or the market for a particular security cause current market quotations to not reflect the fair value of the security. Examples of these events could include cases where a security trades infrequently causing a quoted purchase or sale price to become stale, where there is a "forced" sale by a distressed seller, where market quotations vary substantially among market makers, or where there is a wide bid-ask spread or significant increase in the bid-ask spread.

        The valuation process approved by our board of directors with respect to investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value is as follows:

  •
  The investment professionals of the Advisor provide recent portfolio company financial statements and other reporting materials to independent valuation firms approved by our board of directors.

  •
  Such firms evaluate this information along with relevant observable market data to conduct independent appraisals each quarter, and their preliminary valuation conclusions are documented and discussed with senior management of the Advisor.

  •
  The fair value of smaller investments comprising in the aggregate less than 5% of our total capitalization may be determined by the Advisor in good faith in accordance with our valuation policy without the employment of an independent valuation firm.

  •
  The audit committee of the board of directors discusses the valuations, and the board of directors approves the fair value of the investments in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms (to the extent applicable) and the audit committee of the board of directors.

        Those investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, our principal market (as the reporting entity) and enterprise values.

        When valuing all of our investments, we strive to maximize the use of observable inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of us. Unobservable inputs are inputs that reflect our assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

        Our investments may be categorized based on the types of inputs used in their valuation. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Investments are classified by GAAP into the three broad levels as follows:

          Level 1—Investments valued using unadjusted quoted prices in active markets for identical assets.

          Level 2—Investments valued using other unadjusted observable market inputs, e.g. quoted prices in markets that are not active or quotes for comparable instruments.

          Level 3—Investments that are valued using quotes and other observable market data to the extent available, but which also take into consideration one or more unobservable inputs that are significant to the valuation taken as a whole.

        As of December 31, 2014, 0.0% of our investments were categorized as Level 1, 18.5% were categorized as Level 2, 80.9% were Level 3 investments valued based on valuations by independent third party sources, and 0.6% were Level 3 investments valued based on valuations by the Advisor.

        Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the financial statements.

  Revenue recognition

        Interest and dividend income, including income paid in kind, is recorded on an accrual basis to the extent that such amounts are determined to be collectible. Origination, structuring, closing, commitment and other upfront fees earned with respect to capital commitments are generally amortized or accreted into interest income over the life of the respective debt investment. Other fees, including certain amendment fees, prepayment fees and commitment fees on broken deals, are recognized as earned. Prepayment fees and similar income received upon the early repayment of a loan or debt security are included in interest income.

        Certain of our debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. GAAP also requires that we consider the collectability of interest when making accruals. Accordingly, when accounting for purchase discounts, we recognize discount accretion income when it is probable that such amounts will be collected.

  Net realized gains or losses and net change in unrealized appreciation or depreciation

        We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Realized gains and losses are computed using the specific identification method. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Portfolio and investment activity

        During the year ended December 31, 2014, we invested approximately $669.5 million, comprised of new investments in 33 new and 16 existing portfolio companies, as well as draws made on existing commitments and PIK received on prior investments. Of these investments, 99.3% were in senior secured debt comprised of senior loans ($606.0 million, or 90.5% of the total) and senior secured notes ($58.8 million, or 8.8% of the total). The remaining $4.8 million (0.7% of the total) were comprised of five equity investments which were received in connection with debt investments made during the period. Additionally, we received approximately $266.0 million in proceeds from sales or repayments of investments during the year ended December 31, 2014. During the year ended December 31, 2013, we invested approximately $471.1 million across 34 new and 10 existing portfolio companies. Of these investments, 98% were in senior secured debt comprised of senior loans ($381.9 million, or 81% of the total) and senior secured notes ($81.9 million, or 17% of the total). The remaining $7.3 million (2% of the total) were comprised of two equity investments and PIK payments received on investments in unsecured debt. Additionally, we received approximately $235.6 million in proceeds from sales or repayments of investments during the year ended December 31, 2013.

        At December 31, 2014, our investment portfolio of $1,146.5 million (at fair value) consisted of 84 portfolio companies and was invested 97% in debt investments, of which 100% was in senior secured debt. In aggregate, our investment portfolio was invested 82% in senior secured loans, 15% in senior secured notes, and 3% in equity investments. Our average portfolio company investment at fair value was approximately $13.6 million. Our largest portfolio company investment by value was approximately $41.8 million and our five largest portfolio company investments by value comprised approximately 14% of our portfolio at December 31, 2014.

        At December 31, 2013, our investment portfolio of $766.3 million (at fair value) consisted of 67 portfolio companies and was invested 95% in debt investments, of which 98% was in senior secured debt and 2% in unsecured or subordinated debt. In aggregate, our investment portfolio was invested 76% in senior secured loans, 17% in senior secured notes, 2% in unsecured or subordinated debt, and 5% in equity investments. Our average portfolio company investment at fair value was approximately $11.4 million. Our largest portfolio company investment by value was approximately $21.3 million and our five largest portfolio company investments by value comprised approximately 13% of our portfolio at December 31, 2013.

        The industry composition of our portfolio at fair value at December 31, 2014 was as follows:

Industry	Percent of Total Investments
Software Publishers	9.9%
Computer Systems Design and Related Services	8.1%
Basic Chemical Manufacturing	6.3%
Insurance Carriers	4.5%
Scientific Research and Development Services	3.6%
Business Support Services	3.1%
Wired Telecommunications Carriers	2.9%
Scheduled Air Transportation	2.8%
Grocery Stores	2.8%
Data Processing, Hosting, and Related Services	2.5%
Management, Scientific, and Technical Consulting Services	2.4%
Radio and Television Broadcasting	2.3%
Nondepository Credit Intermediation	2.2%
Wireless Telecommunications	2.2%
Utility System Construction	2.2%
Textile Furnishings Mills	2.2%
Oil and Gas Extraction	2.1%
Nonscheduled Air Transportation	2.0%
Semiconductor and Other Electronic Component Manufacturing	1.9%
Electrical Equipment and Component Manufacturing	1.8%
General Medical and Surgical Hospitals	1.8%
Chemical Manufacturing	1.7%
Other Information Services	1.7%
Communications Equipment Manufacturing	1.6%
Retail	1.5%
Gaming Industries	1.5%
Activities Related to Real Estate	1.4%
Lessors of Nonfinancial Intangible Assets	1.4%
Advertising, Public Relations, and Related Services	1.3%
Specialty Hospitals	1.3%
Full-Service Restaurants	1.3%
Structured Note Funds	1.3%
Motion Picture and Video Industries	1.3%
Cut and Sew Apparel Manufacturing	1.3%
Artificial Synthetic Fibers and Filaments Manufacturing	1.2%
Other Telecommunications	1.2%
Lessors of Real Estate	1.2%
Newspaper, Periodical, Book, and Directory Publishers	1.1%
Computer Equipment Manufacturing	1.0%
Other	6.1%

Total	100.0%

        The weighted average effective yield of the debt securities in our portfolio was 10.9% at December 31, 2014 and 10.9% at December 31, 2013. At December 31, 2014, 78.3% of our debt investments bore interest based on floating rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate, and 21.7% bore interest at fixed rates. The percentage of our floating rate debt investments that bore interest based on an interest rate floor was 83.1% at

December 31, 2014. At December 31, 2013, 71.2% of our debt investments bore interest based on floating rates, and 28.8% bore interest at fixed rates. The percentage of our floating rate debt investments that bore interest based on an interest rate floor was 92.1% at December 31, 2013.

Results of operations

  Investment income

        Investment income totaled $106.6 million, $69.6 million and $52.2 million, respectively, for the years ended December 31, 2014, 2013 and 2012, of which $100.9 million, $67.0 million and $49.3 million were attributable to interest and fees on our debt investments, $2.0 million, $0.0 million and $1.8 million to dividends from equity securities, $1.3 million, $1.1 million and $0.8 million to lease income, and $2.4 million, $1.5 million and $0.3 million to other income, respectively. The increase in investment income in the year ended December 31, 2014 compared to the year ended December 31, 2013 reflects an increase in interest income due to the larger investment portfolio and a higher percentage of the portfolio in income-producing assets in the year ended December 31, 2014 compared to the year ended December 31, 2013 and an increase in dividend income. The increase in investment income in the year ended December 31, 2013 compared to the year ended December 31, 2012 reflects an increase in interest income due to the larger investment portfolio and a higher percentage of the portfolio in income-producing assets in the year ended December 31, 2013 compared to the year ended December 31, 2012 and an increase in other income, offset somewhat by a decrease in dividend income.

  Expenses

        Total operating expenses for the years ended December 31, 2014, 2013 and 2012 were $28.5 million, $14.3 million and $10.4 million respectively, comprised of $13.6 million, $8.8 million and $6.9 million in base management fees, $7.9 million, $1.5 million and $0.4 million in interest expense and fees related to the Revolving Facilities, $1.9 million, $0.9 million and $0.4 million in amortization of debt issuance costs, $1.4 million, $0.8 million and $1.6 million in legal and professional fees (including professional fees related to the Conversion), and $3.7 million, $2.3 million and $1.5 million in other expenses, respectively. The increase in expenses in the year ended December 31, 2014 compared to the year ended December 31, 2013 primarily reflects the increase in management fees due to the larger portfolio and the increase in interest expense and other costs related to the increase in available and outstanding debt and the higher average interest rate following the issuance of the Convertible Notes. The increase in expenses in the year ended December 31, 2013 compared to the year ended December 31, 2012 primarily reflects the increase in management fees due to the larger portfolio, the increase in interest expense and fees related to the increase in available and outstanding debt, and approximately $0.8 million in administration expenses previously waived by the Administrator.

  Net investment income

        Net investment income was $77.3 million, $54.3 million and $40.3 million respectively, for the years ended December 31, 2014, 2013 and 2012. The increase in in net investment income in the year ended December 31, 2014 compared to the year ended December 31, 2013 primarily reflects the increased interest income in the year ended December 31, 2014, partially offset by the increase in expenses. The increase in in net investment income in the year ended December 31, 2013 compared to the year ended December 31, 2012 primarily reflects the increased interest income in the year ended December 31, 2013, partially offset by the increase in expenses.

  Net realized and unrealized gain or loss

        Net realized losses for the years ended December 31, 2014, 2013 and 2012 were $(21.1) million, $(47.4) million and $(16.0) million, respectively. Net realized losses during the year ended December 31, 2014 were primarily due the exit of two investments. We realized a loss of $11.5 million from Doral Financial Corp, an investment acquired as part of our legacy strategy. The loss recognition had a de minimis impact on net asset value as the loss was previously included in unrealized losses at the beginning of the year. Additionally, we realized a $5.2 million loss on Real Mex Holdco, LLC. This investment was initially acquired as part of our legacy distressed debt strategy. The overall Real Mex investment has generated substantial cash interest income.

        Net realized losses during the year ended December 31, 2013 were primarily due to a charge of $45.1 million from the tender of all of our shares of common stock of Bally Total Fitness Holding Corporation ("BTF"). The tender price was slightly higher than the fair value as of December 31, 2012 and had a de minimis impact on net asset value. This charge was previously included in unrealized losses at the beginning of the year. The initial BTF investment was acquired at a significant discount as part of our legacy distressed debt strategy and generated substantial cash interest income. Additionally, we took a charge of $7.0 million on the recapitalization of AGY Holding Corp. ("AGY"), a transaction in which we received both new debt and preferred equity in a deleveraged company. The initial AGY investment was also part of our legacy distressed debt strategy and has generated substantial cash interest income. Excluding these charges, net realized gains for the year ended December 31, 2013 were $4.7 million.

        The net realized losses during the year ended December 31, 2012 were due to a charge of $33.8 million on a restructuring of Bulgaria Telecom, $29.3 million of which were previously included in unrealized losses, and a reorganization charge on one other debt investment of $(5.5) million, partially offset by a gain of $17.0 million from the sale of International Wire Group Holdings, Inc. equity, and net gains of $6.3 million primarily from three debt investments.

        For the years ended December 31, 2014, 2013 and 2012, the change in net unrealized appreciation/depreciation was $(6.2) million, $56.5 million and $3.2 million, respectively. The change in net unrealized depreciation for the year ended December 31, 2014 was primarily a result of unrealized losses on two investments which performed below expectations, Edmentum ($10.4 million) and Iracore ($6.2 million), partially offset by a $10.9 million reversal of the prior unrealized loss on the Doral investment. The change in net unrealized appreciation for the year ended December 31, 2013 was primarily due to the reversal of unrealized depreciation on our BTF and AGY investments. The change in net unrealized appreciation for the year ended December 31, 2012 was primarily due to reversals of prior period net unrealized losses.

  Income tax expense, including excise tax

        The Holding Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Holding Company must, among other things, timely distribute to its stockholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. The Holding Company has made and intends to continue to make the requisite distributions to its stockholders which will generally relieve the Holding Company from U.S. federal income taxes.

        Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income. Any excise tax expense is recorded at year end as such amounts are known. For the year ended December 31, 2014, an expense of $0.8 million was recorded for U.S. federal excise tax, which related to 2014 income. For the year ended December 31, 2013, an expense of $1.0 million was recorded for U.S. federal excise tax, which related to 2013 income. For the year ended December 31, 2012, an expense of $1.5 million was recorded for U.S. federal excise tax, which related to 2012 and 2011 income.

  Dividends to preferred equity holders

        Dividends on the Preferred Interests for the years ended December 31, 2014, 2013 and 2012 were $1.4 million, $1.5 million and $1.6 million, respectively, as average LIBOR rates for the periods were similar.

  Incentive compensation

        Incentive compensation distributable to the General Partner for the years ended December 31, 2014 and 2013 was $15.2 million and $11.2 million, respectively. No incentive compensation was incurred prior to January 1, 2013. Incentive compensation for the years ended December 31, 2014 and 2013 was distributable due to our performance exceeding the total return threshold. The change in reserve for incentive compensation to the General Partner for the years ended December 31, 2014 and December 31, 2013 was $(1.2) million and $1.2 million, respectively. The change in reserve for incentive compensation for the years ended December 31, 2014 and 2013 represents the change in the amount in excess of distributable incentive compensation which would have been earned by the General Partner had we liquidated at net asset value at December 31, 2014 and December 31, 2013, respectively.

  Net increase or decrease in net assets resulting from operations

        The net increase in net assets resulting from operations was $34.5 million, $49.5 million and $25.9 million for the years ended December 31, 2014, 2013 and 2012, respectively. The lower net increase in net assets resulting from operations during the year ended December 31, 2014 is primarily due to the net realized and unrealized loss during the year ended December 31, 2014 compared to the net realized and unrealized gain during the year ended December 31, 2013. The higher net increase in net assets resulting from operations for the year ended December 31, 2013 compared to the year ended December 31, 2012 primarily reflects the increase in net investment income and the increase in net realized and unrealized gains, partially offset by the commencement of incentive compensation.

Liquidity and capital resources

        Since our inception, our liquidity and capital resources have been generated primarily through the initial private placement of common shares of SVCF (the predecessor entity) which were subsequently converted to common stock of the Holding Company, the net proceeds from the initial and secondary public offerings of our common stock, amounts outstanding under our Leverage Program, and cash flows from operations, including investments sales and repayments and income earned from investments and cash equivalents. The primary uses of cash have been investments in portfolio companies, cash distributions to our equity holders, payments to service our Leverage Program and other general corporate purposes.

        The following table summarizes the total shares issued and proceeds received in the public offering of the Company's common stock net of underwriting discounts and offering costs as well as shares issued in connection with the Company's dividend reinvestment plan for the year ended December 31, 2014.

	Shares Issued	Price Per Share		Net Proceeds
August 1, 2014 public offering	6,210,000	$17.33		$103,940,721
November 26, 2014 public offering	5,900,000	17.05		97,198,756
Shares issued from dividend reinvestment plan	456	16.86	*	7,687

        The following table summarizes the total shares issued and proceeds received in the public offering of the Company's common stock net of underwriting discounts and offering costs as well as shares issued in connection with the Company's dividend reinvestment plan for the year ended December 31, 2013:

	Shares Issued	Price Per Share		Net Proceeds
May 21, 2013 public offering	5,175,000	$15.63		$78,176,790
October 1, 2013 public offering	4,370,000	15.76		66,473,600
December 18, 2013 public offering	5,175,000	16.00		79,912,500
Shares issued from dividend reinvestment plan	2,288	16.35	*	37,416

*
Weighted-average price per share.

        On October 3, 2014, we entered into an at-the-market equity offering program (the "ATM Program") with Raymond James & Associates Inc. and Cantor Fitzgerald & Co. through which we may offer and sell, by means of at-the-market offerings, from time to time, shares of our common stock having an aggregate offering price of up to $100,000,000. During the year ended December 31, 2014, we sold 400,225 shares of our common stock at an average price of $16.04 per share under the ATM Program, raising $6,420,426 in net proceeds.

        Amounts outstanding and available under the combined Leverage Program at December 31, 2014 were as follows:

	Rate		Carrying Value**	Available	Total Capacity
Operating Company Facility	L+2.5%	*	$70,000,000	$46,000,000	$116,000,000
TCPC Funding Facility	L+2.5%	*	125,000,000	125,000,000	250,000,000
Convertible Notes ($108 million par)	5.25%		105,696,830	—	105,696,830
SBA Program	3.015%	†	28,000,000	47,000,000	75,000,000
Preferred Interests	L+0.85%	*	134,000,000	—	134,000,000

Total Leverage Program			$462,696,830	$218,000,000	$680,696,830

*
Based on either LIBOR or the lender's cost of funds, subject to certain limitations.

**
Except for the Convertible Notes, all carrying values are the same as the principal amounts outstanding.

†
Interest rate on pooled loans, excluding fees of 0.355%. As of December 31, 2014, $9.5 million of the outstanding amount bore interest at a temporary rate of 0.555% plus fees of 0.355% through March 25, 2015, the date of the next SBA pooling.

        Net cash used in operating activities during the year ended December 31, 2014 was $368.1 million. Our primary use of cash in operating activities during this period consisted of the settlement of acquisitions of investments (net of dispositions) of $397.5 million, partially offset by net investment income less preferred dividends and incentive allocation (net of non-cash income and expenses) of approximately $29.4 million.

        Net cash provided by financing activities was $372.4 million during the year ended December 31, 2014, consisting primarily of $236.0 million of net borrowings and $207.6 million of net proceeds from the public offering of our common stock on August 1, 2014 and November 26, 2014, reduced by $58.9 million in regular dividends on common equity, $4.2 million in special dividends on common equity, payment of $6.7 million in debt issuance costs, and $1.4 million in dividends on the Preferred Interests.

        At December 31, 2014, we had $27.3 million in cash and cash equivalents.

        The Revolving Facilities are secured by substantially all of the assets in our portfolio, including cash and cash equivalents, and are subject to compliance with customary affirmative and negative covenants, including the maintenance of a minimum shareholders' equity, the maintenance of a ratio of not less than 200% of total assets (less total liabilities other than indebtedness) to the sum of total preferred equity and indebtedness, and restrictions on certain payments and issuance of debt. Unfavorable economic conditions may result in a decrease in the value of our investments, which would affect both the asset coverage ratios and the value of the collateral securing the Revolving Facilities, and may therefore impact our ability to borrow under the Revolving Facilities. In addition to regulatory restrictions that restrict our ability to raise capital, the Leverage Program contains various covenants which, if not complied with, could accelerate repayment of debt or require redemption of the Preferred Interests, thereby materially and adversely affecting our liquidity, financial condition and results of operations. At December 31, 2014, we were in compliance with all financial and operational covenants required by the Leverage Program.

        Unfavorable economic conditions, while potentially creating attractive opportunities for us, may decrease liquidity and raise the cost of capital generally, which could limit our ability to renew, extend or replace the Leverage Program on terms as favorable as are currently included therein. If we are unable to renew, extend or replace the Leverage Program upon the various dates of maturity, we expect to have sufficient funds to repay the outstanding balances in full from our net investment income and sales of, and repayments of principal from, our portfolio company investments, as well as from anticipated debt and equity capital raises, among other sources. Unfavorable economic conditions may limit our ability to raise capital or the ability of the companies in which we invest to repay our loans or engage in a liquidity event, such as a sale, recapitalization or initial public offering. The Operating Company Facility, the TCPC Funding Facility and the Convertible Notes mature in July 2016, May 2017, and December 2019, respectively, and the Preferred Interests will be subject to mandatory redemption in July 2016. Any inability to renew, extend or replace the Leverage Program could adversely impact our liquidity and ability to find new investments or maintain distributions to our stockholders.

        Challenges in the market are intensified for us by certain regulatory limitations under the Code and the 1940 Act. To maintain our qualification as a RIC, we must satisfy, among other requirements, an annual distribution requirement to pay out at least 90% of our ordinary income and short-term capital gains to our stockholders. Because we are required to distribute our income in this manner, and because the illiquidity of many of our investments may make it difficult for us to finance new investments through the sale of current investments, our ability to make new investments is highly dependent upon external financing. While we anticipate being able to continue to satisfy all covenants and repay the outstanding balances under the Leverage Program when due, there can be no assurance that we will be able to do so, which could lead to an event of default.

Contractual obligations

        In addition to obligations under our Leverage Program, we have entered into several contracts under which we have future commitments. Pursuant to an investment management agreement, the Advisor manages our day-to-day operations and provides investment advisory services to us. Payments under the investment management agreement will be equal to a percentage of the value of our gross assets (excluding cash and cash equivalents) and an incentive compensation, plus reimbursement of certain expenses incurred by the Advisor. Under our administration agreement, the Administrator provides us with administrative services, facilities and personnel. Payments under the administration agreement are equal to an allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us, and may include rent and our allocable portion of the cost of certain of our officers and their respective staffs. We are responsible for reimbursing the Advisor for due diligence and negotiation expenses, fees and expenses of custodians, administrators, transfer and distribution agents, counsel and directors, insurance, filings and registrations, proxy expenses, expenses of communications to investors, compliance expenses, interest, taxes, portfolio transaction expenses, costs of responding to regulatory inquiries and reporting to regulatory authorities, costs and expenses of preparing and maintaining our books and records, indemnification, litigation and other extraordinary expenses and such other expenses as are approved by the directors as being reasonably related to our organization, offering, capitalization, operation or administration and any portfolio investments, as applicable. The Advisor is not responsible for any of the foregoing expenses and such services are not investment advisory services under the 1940 Act. Either party may terminate each of the investment management agreement and administration agreement without penalty upon not less than 60 days' written notice to the other.

Distributions

        Our quarterly dividends and distributions to common stockholders are recorded on the ex-dividend date. Distributions are declared considering our estimate of annual taxable income available for distribution to stockholders and the amount of taxable income carried over from the prior year for distribution in the current year. We do not have a policy to pay distributions at a specific level and expect to continue to distribute substantially all of our taxable income. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

        The following tables summarize dividends declared for the year ended December 31, 2014 and December 31, 2013:

Date Declared	Record Date	Payment Date	Type	Amount Per Share	Total Amount
March 6, 2014	March 17, 2014	March 31, 2014	Regular	$0.36	$13,031,970
May 7, 2014	June 18, 2014	June 30, 2014	Regular	0.36	13,032,007
May 7, 2014	June 18, 2014	June 30, 2014	Special	0.05	1,810,001
August 7, 2014	September 16, 2014	September 30, 2014	Regular	0.36	15,267,647
November 5, 2014	December 8, 2014	December 31, 2014	Regular	0.36	17,535,779
November 5, 2014	December 8, 2014	December 31, 2014	Special	0.05	2,435,525

				$1.54	$63,112,929

Date Declared	Record Date	Payment Date	Type	Amount Per Share	Total Amount
March 7, 2013	March 18, 2013	March 29, 2013	Regular	$0.35	$7,517,170
March 7, 2013	March 18, 2013	March 29, 2013	Special	0.05	1,073,881
May 8, 2013	June 7, 2013	June 28, 2013	Regular	0.36	9,595,344
August 8, 2013	September 9, 2014	September 30, 2013	Regular	0.36	9,595,692
November 7, 2013	December 10, 2013	December 31, 2013	Regular	0.36	11,168,929
November 7, 2013	December 10, 2013	December 31, 2013	Special	0.05	1,551,240

				$1.53	$40,502,256

        The following table summarizes the total shares issued in connection with our dividend reinvestment plan for the year ended December 31, 2014 and 2013:

	2014	2013
Shares Issued	456	2,288
Average Price Per Share	$16.86	$16.35
Proceeds	$7,687	$37,416

        We have elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain favorable RIC tax treatment, we must distribute annually to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of:

  •
  98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

  •
  98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period generally ending on October 31 of the calendar year; and

  •
  certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

        We may, at our discretion, carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. If we choose to do so, all other things being equal, this would increase expenses and reduce the amounts available to be distributed to our stockholders. We will accrue excise tax on estimated taxable income as required. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment.

        We have adopted an "opt in" dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend or other distribution payable in cash, each stockholder that has not "opted in" to our dividend reinvestment plan will receive such dividends in cash, rather than having their dividends automatically reinvested in additional shares of our common stock.

        We may not be able to achieve operating results that will allow us to make dividends and distributions at a specific level or to increase the amount of these dividends and distributions from time to time. Also, we may be limited in our ability to make dividends and distributions due to the asset coverage test applicable to us as a BDC under the 1940 Act and due to provisions in our existing and future credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of favorable RIC tax treatment. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as PIK interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a RIC and may be subject to an excise tax.

        In order to satisfy the annual distribution requirement applicable to RICs, we have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution would be treated as a dividend for U.S. federal income tax purposes.

Related Parties

        We have entered into a number of business relationships with affiliated or related parties, including the following:

  •
  Each of the Holding Company, the Operating Company, TCPC Funding, and the SBIC has entered into an investment management agreement with the Advisor.

  •
  The Administrator provides us with administrative services necessary to conduct our day-to-day operations. For providing these services, facilities and personnel, the Administrator may be reimbursed by us for expenses incurred by the Administrator in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our officers and the Administrator's administrative staff and providing, at our request and on our behalf, significant managerial assistance to our portfolio companies to which we are required to provide such assistance.

  •
  We have entered into a royalty-free license agreement with the Advisor, pursuant to which the Advisor has agreed to grant us a non-exclusive, royalty-free license to use the name "TCP."

  •
  Pursuant to its limited partnership agreement, the general partner of the Operating Company is SVOF/MM, LLC. SVOF/MM, LLC is an affiliate of the Advisor and the general partners or managing member of certain other funds managed by the Advisor.

        The Advisor and its affiliates, employees and associates currently do and in the future may manage other funds and accounts. The Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds or accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among us and those accounts. In general, the Advisor will allocate investment opportunities pro rata among us and the other funds and accounts (assuming the investment satisfies the objectives of each) based on the amount of committed capital each then has available. The allocation of certain investment opportunities in private placements is subject to independent director approval pursuant to the terms of the co-investment exemptive order applicable to us. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, we may desire to retain an asset at the same time that one or more other funds or accounts desire to sell it or we may not have additional capital to invest at a time the other funds or accounts do. If the Advisor is unable to manage our investments effectively, we may be unable to achieve our investment objective. In addition, the Advisor may face conflicts in allocating investment opportunities between us and certain other entities that could impact our investment returns. While our ability to enter into transactions with our affiliates is restricted under the 1940 Act, we have received an exemptive order from the SEC permitting certain affiliated investments subject to certain conditions. As a result, we may face conflict of interests and investments made pursuant to the exemptive order conditions which could in certain circumstances affect adversely the price paid or received by us or the availability or size of the position purchased or sold by us.

Recent Developments

        From January 1, 2015 through March 6, 2015, the Operating Company has invested approximately $93.0 million in two senior secured loans and seven add-on investments with a combined effective yield of approximately 12.2%. $63.6 million of those investments were purchased from affiliates. All of the transfers were consummated at fair value in accordance with the provisions of the Exemptive Order as discussed in Note 6 to the consolidated financial statements.

        On February 24, 2015, the Company's board of directors approved a stock repurchase plan (the "Company 10b5-1 Plan") to acquire up to $50 million in the aggregate of the Company's common stock at prices at certain thresholds below the Company's net asset value per share, in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Securities Exchange Act of 1934.

        The Company 10b5-1 Plan is designed to allow TCPC to repurchase its common stock at times when it otherwise might be prevented from doing so under insider trading laws. The Company 10b5-1 Plan will require an agent selected by TCPC to repurchase shares of common stock on TCPC's behalf if and when the market price per share is at certain thresholds below the most recently reported net asset value per share. Under the plan, the agent will increase the volume of purchases made if the price of TCPC's common stock declines, subject to volume restrictions. The timing and amount of any stock repurchases will depend on the terms and conditions of the Company 10b5-1 Plan, the market price of the common stock and trading volumes, and no assurance can be given that any particular amount of common stock will be repurchased.

        Unless extended or terminated by its board of directors, TCPC expects that the Company 10b5-1 Plan will be in effect through the earlier of two trading days after TCPC's first quarter 2015 earnings release or such time as the approved $50 million repurchase amount has been fully utilized, subject to certain conditions.

        On March 6, 2015, the Company expanded the TCPC Funding Facility by $50 million to $300 million, increased the accordion feature by $50 million to $350 million and extended the maturity date to March 6, 2019.

        On March 10, 2015, the Company's board of directors declared a first quarter regular dividend of $0.36 per share payable on March 31, 2015 to stockholders of record as of the close of business on March 19, 2015.

QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK

        We are subject to financial market risks, including changes in interest rates. At December 31, 2014, 78.3% of our debt investments bore interest based on floating rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate. The interest rates on such investments generally reset by reference to the current market index after one to six months. At December 31, 2014, the percentage of our floating rate debt investments that bore interest based on an interest rate floor was 83.1%. Floating rate investments subject to a floor generally reset by reference to the current market index after one to six months only if the index exceeds the floor.

        Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. Because we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We assess our portfolio companies periodically to determine whether such companies will be able to continue making interest payments in the event that interest rates increase. There can be no assurances that the portfolio companies will be able to meet their contractual obligations at any or all levels of increases in interest rates.

        Based on our December 31, 2014 balance sheet, the following table shows the annual impact on net income (excluding the related incentive compensation impact) of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

Basis Point Change	Interest income	Interest Expense	Net Income
Up 300 basis points	$21,387,577	$(10,710,000)	$10,677,577
Up 200 basis points	12,382,495	(7,140,000)	5,242,495
Up 100 basis points	3,622,612	(3,570,000)	52,612
Down 100 basis points	(370,769)	877,149	506,380
Down 200 basis points	(370,769)	877,149	506,380
Down 300 basis points	(370,769)	877,149	506,380

 USE OF PROCEEDS

        Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be "at the market" offerings, including sales made directly on the NASDAQ Global Select Market or sales made to or through a market maker other than on an exchange. There is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common stock under this prospectus supplement and the accompanying prospectus may be less than as set forth in this paragraph depending on, among other things, the market price of our common stock and the net asset value per share of our common stock at the time of any such sale. As a result, the actual net proceeds we receive may be more or less than the amount of net proceeds estimated in this prospectus supplement. However, the offering price per share of our common stock offered by this prospectus supplement and the accompanying prospectus, less the Agents' commissions and discounts payable by us, will not be less than the net asset value per share of our common stock at the time we sell common stock pursuant to this offering. Assuming the sale of shares of common stock having an aggregate offering price of $93,495,008, the aggregate amount remaining available for sale pursuant to the equity distribution agreement, pursuant to the equity distribution agreement, we estimate that the net proceeds would be approximately $91.3 million after deducting the estimated Agents' commissions and our estimated offering expenses.

        We intend to use the net proceeds from this offering to repay amounts outstanding under the Revolving Facilities, if any, (which will increase the funds under the Revolving Facilities available to us to make additional investments in portfolio companies) and to make investments in portfolio companies in accordance with our investment objective and for other general corporate purposes, including payment of operating expenses. We anticipate that substantially all of such remainder of the net proceeds of the offering will be invested in accordance with our investment objective within six to twelve months following completion of the offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace.

        As of March 12, 2015, we had $99 million outstanding under the Operating Company Facility, with advances generally bearing interest at LIBOR plus 2.50%, subject to certain limitations. The Operating Company Facility matures July 31, 2016.

        As of March 12, 2015, we had $150 million outstanding under the TCPC Funding Facility, with advances generally bearing interest at LIBOR plus 2.50%, subject to certain limitations. The TCPC Funding Facility matures on March 6, 2019, subject to extension by the lender at our request for one 12-month period.

        Pending investments in portfolio companies by the Company, the Company will invest the remaining net proceeds of an offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less. These securities may have lower yields than our other investments and accordingly may result in lower distributions, if any, during such period. See "Regulation—Temporary Investments" and "Management of the Company Investment Management Agreements" in the accompanying prospectus.

 PRICE RANGE OF COMMON STOCK

        Our common stock began trading on April 5, 2012 and is currently traded on The Nasdaq Global Select Market under the symbol "TCPC." The following table lists the high and low closing sale price for our common stock, the premium (discount) of the related closing sale price as a percentage of NAV and quarterly distributions per share since shares of our common stock began being regularly quoted on The Nasdaq Global Select Market.

				Premium (Discount) of High Sales Price to NAV(3)	Premium (Discount) of Low Sales Price to NAV(3)
		Stock Price
						Declared Distributions
	NAV(1)	High(2)	Low(2)
Fiscal year ended December 31, 2013
First Quarter	$14.91	$16.16	$14.64	8.4%	(1.8)%	$0.40	(4)
Second Quarter	$14.94	$16.77	$15.01	12.2%	0.5%	$0.36
Third Quarter	$15.06	$16.80	$14.99	11.6%	(0.5)%	$0.36
Fourth Quarter	$15.18	$17.42	$15.98	14.8%	5.3%	$0.41	(4)
Fiscal year ended December 31, 2014
First Quarter	$15.32	$17.97	$16.36	17.3%	6.8%	$0.36
Second Quarter	$15.31	$18.31	$15.80	19.6%	3.2%	$0.41	(4)
Third Quarter	$15.43	$18.31	$16.07	18.7%	4.1%	$0.36
Fourth Quarter	$15.01	$17.47	$15.25	16.4%	1.6%	$0.41	(4)

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)
The High/Low Stock Price is calculated as of the closing price on a given day in the applicable quarter.

(3)
Calculated as the respective High/Low Stock Price minus the quarter end NAV, divided by the quarter end NAV.

(4)
Includes a special dividend of $0.05 per share.

        On March 12, 2015, the closing price of our common stock was $16.15 per share. As of March 12, 2015, we had 35 stockholders of record.

        The table below sets forth each class of our outstanding securities as of March 12, 2015.

Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding
Common Stock	200,000,000	—	48,710,627

CAPITALIZATION

        The following table sets forth (1) our actual capitalization at December 31, 2014, and (2) our capitalization on an as adjusted basis giving effect to the assumed sale of 5,789,165 shares of our common stock at the public offering price of $16.15 per share, the last reported closing price of our common stock on March 12, 2015, after deducting the maximum Agents' commissions and estimated offering expenses payable by us and the application of the estimated net proceeds of this offering. You should read this table together with "Use of Proceeds" in this prospectus supplement and the accompanying prospectus. There is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus.

	As of December 31, 2014
	Actual	As Adjusted
Assets:
Cash and cash equivalents	$27,268,792	$27,268,792
Investments	1,146,535,866	1,146,535,866
Other assets	32,062,119	32,062,119

Total assets	$1,205,866,797	$1,205,866,797

Liabilities:
Operating Company Facility(1)	$70,000,000	$—
TCPC Funding Facility(1)	125,000,000	103,674,892
2019 Notes(2)	105,696,830	105,696,830
SBA Debentures(1)	28,000,000	28,000,000
Other liabilities	11,541,149	11,541,149

Total liabilities	$340,239,979	$248,914,871

Stockholders' equity:
Preferred Interests(3), $20,000/share liquidation preference; 6,700 shares authorized, 6,700 preferred interests issued and outstanding, actual; 6,700 preferred interests issued and outstanding, pro forma	$134,000,000	$134,000,000
Accumulated dividends on Preferred Interests	497,780	497,780
General Partner interest in Special Value Continuation Partners, LP	—	—
Common stock, par value $0.001 per share; 200,000,000 shares of common stock authorized; 48,710,627 shares of common stock issued and outstanding, actual; 54,499,792 shares of common stock issued and outstanding, as adjusted	48,710	54,500
Preferred stock, par value $0.001 per share; 100,000,000 shares of preferred stock authorized; no shares of preferred stock issued and outstanding, actual; no shares of preferred stock issued and outstanding, pro forma	—	—
Paid-in capital in excess of par value	877,103,880	968,423,199
Accumulated net investment income	21,884,381	21,884,381
Accumulated net realized losses	(126,408,033)	(126,408,033)
Accumulated net unrealized depreciation	(41,499,910)	(41,499,910)
Non-controlling interest	—	—

Net assets applicable to common shareholders	$731,129,028	$822,454,136

Total capitalization	$1,205,866,797	$1,205,866,797

(1)
As of March 12, 2015, our debt outstanding under the Operating Company Facility, the TCPC Funding Facility and the SBA Debentures was $99 million, $150 million and $28 million, respectively.

(2)
In accordance with Accounting Standards Codification ("ASC") 470-20, convertible debt that may be wholly or partially settled in cash is required to be separated into a liability and an equity component, such that interest expense reflects the issuer's non-convertible debt interest rate. Upon issuance, a debt discount will be recognized as a decrease in debt and an increase in equity. The debt component will accrete up to the principal amount over the expected term of the debt. ASC 470-20 does not affect the actual amount that we are required to repay, and the amount shown in the table above for the notes is the aggregate principal amount of the notes and does not reflect any debt discount, fees and expenses that we will be required to recognize.

(3)
Preferred Interests are a component of the Leverage Program of the Operating Company.

 SENIOR SECURITIES

        Information about our senior securities is shown in the following table as of the end of each fiscal year ended since the Company commenced operations. The information in the senior securities table below as of the end of each fiscal year has been audited by our independent registered public accounting firm.

Class and Year	Total Amount Outstanding(4)	Asset Coverage Per Unit(5)	Involuntary Liquidating Preference Per Unit(6)	Average Market Value Per Unit(7)
Operating Company Facility(1)
Fiscal 2014	$70,000	$5,356	$—	N/A
Fiscal 2013	45,000	8,176	—	N/A
Fiscal 2012	74,000	7,077	—	N/A
Fiscal 2011	29,000	13,803	—	N/A
Fiscal 2010	50,000	8,958	—	N/A
Fiscal 2009	75,000	5,893	—	N/A
Fiscal 2008	34,000	10,525	—	N/A
Fiscal 2007	207,000	3,534	—	N/A
Preferred Interests(2)
Fiscal 2014	$134,000	$51,592	$20,074	N/A
Fiscal 2013	134,000	68,125	20,075	N/A
Fiscal 2012	134,000	50,475	20,079	N/A
Fiscal 2011	134,000	49,251	20,070	N/A
Fiscal 2010	134,000	48,770	20,056	N/A
Fiscal 2009	134,000	42,350	20,055	N/A
Fiscal 2008	134,000	42,343	20,175	N/A
Fiscal 2007	134,000	43,443	20,289	N/A
TCPC Funding Facility(3)
Fiscal 2014	$125,000	$5,356	$—	N/A
Fiscal 2013	50,000	8,176	—	N/A
SBA Debentures
Fiscal 2014	$28,000	$5,356	$—	N/A
2019 Notes
Fiscal 2014	$108,000	$3,617	$—	N/A

(1)
The Operating Company entered into the Operating Company Facility, pursuant to which amounts may currently be drawn up to $116 million. The Operating Company Facility matures on July 31, 2016.

(2)
At December 31, 2014, the Operating Company had 6,700 Preferred Interests issued and outstanding with a liquidation preference of $20,000 per interest. The Preferred Interests will be subject to mandatory redemption on July 31, 2016.

(3)
TCPC Funding entered into the TCPC Funding Facility, pursuant to which amounts may currently be drawn up to $300 million. The TCPC Funding Facility matures on March 6, 2019, subject to extension by the lender at our request for one 12-month period.

(4)
Total amount of each class of senior securities outstanding at the end of the period presented (in 000's).

(5)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. For the Revolving Facilities, the asset coverage ratio with respect to indebtedness is multiplied by $1,000 to determine the Asset Coverage Per Unit. The asset coverage ratio for the Preferred Interests is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by the sum of senior securities representing indebtedness and the liquidation preference of the Preferred Interests. For the Preferred Interests, the asset coverage ratio with respect to the Preferred Interests is multiplied by their liquidation value of $20,000 plus accrued dividends to determine the Asset Coverage Per Unit.

(6)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The "—" in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(7)
Not applicable because our senior securities are not registered for public trading.

 SUPPLEMENT TO U.S. FEDERAL INCOME TAX MATTERS

        The following summary of U.S. federal income tax matters supplements the discussion set forth under the heading "U.S. Federal Income Tax Matters" and certain related tax disclosures in the accompanying prospectus and is subject to the qualifications and assumptions set forth therein.

        The following paragraph replaces the paragraph under the heading "Risks—Our stockholders may receive shares of our common stock as dividends, which could result in adverse tax consequences to stockholders." in the accompanying prospectus:

        In order to satisfy the annual distribution requirement applicable to RICs, we have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a large enough portion of such dividend is paid in cash (there is no definitive guidance as to what percentage of the dividend must be in cash) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder would be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of our common stock.

        The following paragraph replaces the last paragraph under the heading "Management's Discussion and Analysis of Financial Condition and Results Of Operations—Distributions" in the accompanying prospectus:

        In order to satisfy the annual distribution requirement applicable to RICs, we have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a large enough portion of such dividend is paid in cash (there is no definitive guidance as to what percentage of the dividend must be in cash) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes.

        The following paragraph replaces the fourth paragraph under the heading "U.S. Federal Income Tax Matters—Taxation of U.S. stockholders" in the accompanying prospectus:

        Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of our common stock. We have the ability to declare a large portion of a dividend in shares of our stock. As long as a large enough portion of such dividend is paid in cash (there is no definitive guidance as to what percentage of the dividend must be in cash) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our stockholders will be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of our stock.

        The following paragraph replaces the fourth paragraph under the heading "U.S. Federal Income Tax Matters—Taxation of non-U.S. stockholders" in the accompanying prospectus:

        Under certain legislation, no U.S. source withholding taxes will be imposed on dividends paid by RICs in taxable years beginning before January 1, 2015 to non-U.S. stockholders to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. As of the date hereof, this provision has expired and, although an extension of this provision has been proposed, unless this extension is enacted, this exception will not apply for any taxable years on or after January 1, 2015. Even if the provision is re-enacted, no assurance can be given that we will distribute any interest-related or short-term capital gain dividends.

PLAN OF DISTRIBUTION

        We have entered into an equity distribution agreement, dated as of October 3, 2014 (the "Equity Distribution Agreement"), with each of the Agents under which we may from time to time offer and sell shares of our common stock having an aggregate offering price of up to $100,000,000. Sales of our shares, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be "at the market" offerings, including sales made directly on the NASDAQ Global Select Market ("Nasdaq") or sales made to or through a market maker other than on an exchange.

        Upon its acceptance of written instructions from us, the relevant Agent will use its commercially reasonable efforts, consistent with its sales and trading practices, to solicit offers to purchase our shares under the terms and subject to the conditions set forth in the Equity Distribution Agreement. We will instruct the relevant Agent as to the amount of shares to be sold by it. We may instruct the relevant Agent not to sell shares if the sales cannot be effected at or above the price designated by us in any instruction. The offering price per share of our common stock sold in this offering less the Agents' commissions or discounts payable by us will not be less than the net asset value per share of our common stock at the time we sell common stock pursuant to this offering. Our shares sold pursuant to the Equity Distribution Agreement will be sold through only one of the Agents on any given day. We or either of the Agents may suspend the at the market offerings of shares upon proper notice and subject to other conditions.

        The relevant Agent will provide written confirmation to us no later than 9:30 a.m. (New York City time) on the trading day following the trading day in which shares were sold under the Equity Distribution Agreement. Each confirmation will include the number of shares sold on the preceding day, the net proceeds to us and the compensation payable by us to the Agent in connection with the sales.

        We will pay each Agent a commission for its services in acting as sales agent and/or principal in the sale of shares. Each Agent will be entitled to compensation that will not exceed, but may be up to, 2.0% of the gross sales price of all shares sold through it under the Equity Distribution Agreement. We estimate that the total expenses for the at the market offerings, excluding compensation payable to the Agents under the terms of the Equity Distribution Agreement, will be approximately $300,000. In connection with the sale of shares on our behalf, the Agents may be deemed to be "underwriters" within the meaning of the Securities Act, and the compensation paid to the Agents may be deemed to be underwriting commissions and discounts.

        Settlement of sales of shares will occur on the third trading day (or such earlier day as is industry practice for regular-way trading) following the date on which any sales are made, or on some other date that is agreed upon by us and the applicable Agent in connection with a particular transaction, in return for payment of the net proceeds to us. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

        We will report at least quarterly the number of shares sold through the Agents under the Equity Distribution Agreement and the net proceeds to us in connection with the sales of shares.

        If we or the Agents have reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Securities Exchange Act are not satisfied, we or the Agents will promptly notify the other parties, and sales of shares under the Equity Distribution

Agreement will be suspended until that or other exemptive provisions have been satisfied in the judgment of the Agents and us.

        The at the market offerings of shares pursuant to the Equity Distribution Agreement will terminate upon the earlier of (1) the issuance and sale of shares having an aggregate offering price of $100,000,000 pursuant to the Equity Distribution Agreement and (2) the termination of the Equity Distribution Agreement so that neither Agent remains subject thereto. The Equity Distribution Agreement may be terminated by either Agent as to itself or us at any time upon three days' notice, and by either Agent as to itself at any time in certain circumstances, including our failure to maintain a listing of our shares on the Nasdaq or the occurrence of a material adverse change in the company.

        Through March 12, 2015, we have sold 400,255 shares of our common stock pursuant to the equity distribution agreement, having an aggregate offering price of $6,504,992. As a result, shares of common stock having an aggregate offering price of $93,495,008, or 5,789,165 shares of common stock based on the last reported closing price for our common stock on March 12, 2015, remain available for sale pursuant to the equity distribution agreement.

        We, the Advisor and the General Partner have agreed to indemnify the Agents against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Agents may be required to make in respect of those liabilities.

        Our common stock is listed on the NASDAQ Global Select Market under the symbol "TCPC."

Other Relationships

        The Agents and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services. Some of the Agents and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us or our affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

        In addition, in the ordinary course of their business activities, the Agents and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. The Agents and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

Principal Business Address

        The principal business address of Raymond James & Associates, Inc. is 880 Carillon Parkway, St. Petersburg, FL 33716. The principal business address of Cantor Fitzgerald & Co. is 499 Park Avenue, New York, NY 10022.

LEGAL MATTERS

        Certain legal matters regarding the common stock offered hereby have been passed upon for the Company by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, and for the Agents by Proskauer Rose LLP, Los Angeles, California.

ADDITIONAL INFORMATION

        We have filed with the SEC a shelf registration statement on Form N-2, together with all amendments and related exhibits, with respect to our common stock offered by this prospectus supplement. The registration statement contains additional information about us and the common stock being registered by this prospectus supplement and the accompanying prospectus. This prospectus supplement and the accompanying prospectus do not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the shares we are offering, please refer to the registration statement. Statements contained in this prospectus supplement and the accompanying prospectus as to the contents of any contract or other document referred to describe the material terms thereof but are not complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

        We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act. You may obtain free copies of this information, request a free copy of the SAI, the table of contents of which is on page S-41 of this prospectus supplement, and make stockholder inquiries by contacting us at Tennenbaum Capital Partners, LLC, c/o Investor Relations, 2951 28th Street, Suite 1000, Santa Monica, California 90405 or by calling us collect at (310) 566-1094. You may also inspect and copy these reports, proxy statements and other information, as well as the registration statement of which the accompanying prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

        No dealer, salesperson or other individual has been authorized to give any information or to make any representation other than those contained in this prospectus supplement and the accompanying prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by us or the Agents. This prospectus supplement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this prospectus supplement nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in our affairs or that information contained herein is correct as of any time subsequent to the date hereof.

 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

        A SAI dated as of March 13, 2015, has been filed with the SEC and is incorporated by reference in this prospectus supplement. An SAI and the material incorporated therein by reference may be obtained without charge by writing to us at Tennenbaum Capital Partners, LLC, c/o Investor Relations, 2951 28th Street, Suite 1000, Santa Monica, California 90405 or by calling us at (310) 566-1094. The Table of Contents of the SAI is as follows:

Page
The Company	SAI-3
Management of the Company	SAI-5
Distributions	SAI-19
Determination of Net Asset Value	SAI-19
Dividend Reinvestment Plan	SAI-23
Regulation	SAI-24
Brokerage Allocations and Other Practices	SAI-30

S-F-1

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
TCP Capital Corp.

        We have audited the accompanying consolidated statements of assets and liabilities of TCP Capital Corp. (the Company), including the consolidated statement of investments, as of December 31, 2014 and 2013, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2014. Our audits also included the financial statement schedules listed in the Index at Item 15(a). These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from these parties, as applicable, were not received. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of TCP Capital Corp. at December 31, 2014 and 2013 and the consolidated results of its operations, changes in its net assets and its cash flows for each of the three years in the period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material aspects the information set forth therein.

        The accompanying consolidating statements of assets and liabilities as of December 31, 2014 and 2013 of the Company and the related consolidating statements of operations for each of the three years in the period ended December 31, 2014 have been subjected to audit procedures performed in conjunction with the audit of Company's consolidated financial statements. Such information is the responsibility of the Company's management. Our audit procedures included determining whether the information reconciles to the financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information. In our opinion, the information is fairly stated, in all material respects, in relation to the financial statements as a whole.

/s/ Ernst & Young LLP

Los Angeles, California
March 9, 2015

S-F-2

TCP Capital Corp.

Consolidated Statements of Assets and Liabilities

	December 31, 2014	December 31, 2013
Assets
Investments, at fair value:
Companies less than 5% owned (cost of $1,097,181,753 and $684,569,508, respectively)	$1,081,901,384	$678,326,915
Companies 5% to 25% owned (cost of $52,103,511 and $73,946,547, respectively)	48,716,425	69,068,808
Companies more than 25% owned (cost of $40,213,258 and $42,588,724 respectively)	15,918,077	18,867,236

Total investments (cost of $1,189,498,522 and $801,104,779, respectively)	1,146,535,886	766,262,959
Cash and cash equivalents	27,268,792	22,984,182
Receivable for investments sold	10,961,369	3,605,964
Accrued interest income:
Companies less than 5% owned	9,222,001	6,282,353
Companies 5% to 25% owned	253,987	415,061
Companies more than 25% owned	28,450	41,691
Deferred debt issuance costs	7,700,988	2,969,085
Unrealized appreciation on swaps	1,717,610	—
Options (cost $51,750)	497	14,139
Prepaid expenses and other assets	2,177,217	753,768

Total assets	1,205,866,797	803,329,202

Liabilities
Debt	328,696,830	95,000,000
Incentive allocation payable	4,303,040	3,318,900
Payable for investments purchased	2,049,518	14,706,942
Interest payable	1,510,981	430,969
Payable to the Investment Manager	459,827	1,121,108
Unrealized depreciation on swaps	—	331,183
Accrued expenses and other liabilities	3,219,783	3,136,010

Total liabilities	340,239,979	118,045,112

Commitments and contingencies (Note 5)
Preferred equity facility
Series A preferred limited partner interests in Special Value Continuation Partners, LP; $20,000/interest liquidation preference; 6,700 interests authorized, issued and outstanding	134,000,000	134,000,000
Accumulated dividends on Series A preferred equity facility	497,790	504,252

Total preferred limited partner interests	134,497,790	134,504,252

Non-controlling interest
General Partner interest in Special Value Continuation Partners, LP	—	1,168,583

Net assets applicable to common shareholders	$731,129,028	$549,611,255

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; 200,000,000 shares authorized, 48,710,627 and 36,199,916 shares issued and outstanding as of December 31, 2014 and December 31, 2013, respectively	48,710	36,200
Paid-in capital in excess of par	877,103,880	667,842,020
Accumulated net investment income	21,884,381	24,016,095
Accumulated net realized losses	(126,408,033)	(105,800,278)
Accumulated net unrealized depreciation	(41,499,910)	(35,314,199)
Non-controlling interest	—	(1,168,583)

Net assets applicable to common shareholders	$731,129,028	$549,611,255

Net assets per share	$15.01	$15.18

See accompanying notes.

S-F-3

TCP Capital Corp.

Consolidated Statement of Investments

December 31, 2014

Showing Percentage of Total Cash and Investments of the Company

Issuer	Instrument	Ref	Floor	Spread	All-In Rate	Maturity	Principal	Cost	Value	% of Portfolio	Notes
Debt Investments (A)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services
EGS Holdings, Inc.	Holdco PIK Notes	LIBOR (A)	3.00%	10.00%	13.00%	10/3/2018	$57,238	$57,238	$56,237	—
Expert Global Solutions, LLC	Second Lien Term Loan	LIBOR (Q)	1.50%	11.00%	12.50%	10/3/2018	$7,124,902	6,959,593	7,096,403	0.60%

								7,016,831	7,152,640	0.60%
Activities Related to Real Estate
Greystone Select Holdings, LLC	First Lien Term Loan	LIBOR (Q)	1.00%	8.00%	9.00%	3/26/2021	$16,470,084	16,261,549	16,511,259	1.41%
Advertising, Public Relations, and Related Services
Doubleplay III Limited (United Kingdom)	First Lien Facility A1 Term Loan	EURIBOR (Q)	1.25%	6.25%	7.50%	3/18/2018	€13,165,705	16,791,646	15,450,034	1.32%	D/H
Artificial Synthetic Fibers and Filaments Manufacturing
AGY Holding Corp.	Sr Secured Term Loan	Fixed	—	12.00%	12.00%	9/15/2016	$4,869,577	4,869,577	4,869,577	0.41%	B
AGY Holding Corp.	Second Lien Notes	Fixed	—	11.00%	11.00%	11/15/2016	$9,268,000	7,586,318	9,017,764	0.77%	B/E

								12,455,895	13,887,341	1.18%
Basic Chemical Manufacturing
BioAmber, Inc.	Sr Secured Term Loan	LIBOR (M)	0.23%	9.27%	9.50%	12/1/2017	$25,000,000	24,505,108	25,050,000	2.13%
Green Biologics, Inc.	Sr Secured Term Loan	Prime Rate	3.25%	7.75%	11.00%	5/1/2018	$15,000,000	14,503,743	14,730,000	1.25%	L
M&G Chemicals S.A. (Luxembourg)	Sr Secured Term Loan	LIBOR (Q)	0.23%	8.50%	8.73%	3/18/2016	$15,632,077	15,632,077	15,632,077	1.33%	H
PeroxyChem, LLC	First Lien Term Loan	LIBOR (Q)	1.00%	6.50%	7.50%	2/28/2020	$8,932,500	8,783,187	8,932,500	0.76%
VitAG Holdings, LLC	Sr Secured Term Loan	LIBOR (M)	0.23%	10.27%	10.50%	2/1/2018	$7,700,000	7,555,099	7,646,000	0.65%	L

								70,979,214	71,990,577	6.12%
Beverage Manufacturing
Carolina Beverage Group, LLC	Secured Notes	Fixed	—	10.63%	10.63%	8/1/2018	$4,780,000	4,780,000	4,851,700	0.41%	E/G
Business Support Services
Enerwise Global Technologies, Inc.	Sr Secured Revolving Loan	LIBOR (Q)	0.23%	8.52%	8.75%	11/30/2017	$—	(106,405)	(60,000)	(0.01)%
Enerwise Global Technologies, Inc.	Sr Secured Term Loan	LIBOR (Q)	0.23%	9.27%	9.50%	11/30/2019	$17,500,000	17,158,899	17,360,000	1.48%	L
STG-Fairway Acquisitions, Inc.	Second Lien Term Loan	LIBOR (Q)	1.25%	9.25%	10.50%	8/28/2019	$14,643,455	14,036,428	14,863,107	1.27%

								31,088,922	32,163,107	2.74%
Chemical Manufacturing
Archroma	Term Loan B	LIBOR (Q)	1.25%	8.25%	9.50%	9/30/2018	$19,896,228	19,593,258	19,747,006	1.68%
Communications Equipment Manufacturing
Globecomm Systems, Inc.	First Lien Term Loan	LIBOR (Q)	1.25%	7.63%	8.88%	12/11/2018	$14,850,000	14,701,500	14,656,950	1.25%	B
Computer Equipment Manufacturing
ELO Touch Solutions, Inc.	Second Lien Term Loan	LIBOR (Q)	1.50%	10.50%	12.00%	12/1/2018	$12,000,000	11,638,008	11,520,000	0.98%
Computer Systems Design and Related Services
Autoalert, LLC	First Lien Term Loan	LIBOR (Q)	0.25%	4.75% Cash + 4% PIK	9.00%	3/31/2019	$30,926,035	30,399,049	31,080,665	2.65%
Blue Coat Systems, Inc.	First Lien Revolver	LIBOR (Q)	1.00%	3.50%	4.50%	5/31/2018	$—	(727,290)	(660,240)	(0.06)%	K
Blue Coat Systems, Inc.	Second Lien Term Loan	LIBOR (Q)	1.00%	8.50%	9.50%	6/28/2020	$15,000,000	14,878,125	14,775,000	1.26%
MSC Software Corporation	Second Lien Term Loan	LIBOR (M)	1.00%	7.50%	8.50%	5/29/2021	$11,993,035	11,880,123	11,753,175	1.00%
OnX Enterprise Solutions, Ltd. (Canada)	First Lien Term Loan B	LIBOR (Q)	—	8.00%	8.23%	9/3/2018	$2,361,467	2,361,467	2,341,394	0.20%
OnX Enterprise Solutions, Ltd. (Canada)	First Lien Term Loan	LIBOR (Q)	—	7.00%	7.23%	9/3/2018	$10,533,333	10,415,821	10,259,467	0.87%
OnX USA, LLC	First Lien Term Loan B	LIBOR (Q)	—	8.00%	8.23%	9/3/2018	$4,722,933	4,722,933	4,682,788	0.40%
OnX USA, LLC	First Lien Term Loan	LIBOR (Q)	—	7.00%	7.23%	9/3/2018	$5,266,667	5,211,626	5,129,733	0.44%
Vistronix, LLC	First Lien Revolver	LIBOR (Q)	0.50%	8.00%	8.50%	12/4/2018	$—	(5,809)	—	0.00%
Vistronix, LLC	First Lien Term Loan	LIBOR (M)	0.50%	8.00%	8.50%	12/4/2018	$6,535,333	6,466,509	6,551,671	0.56%
Websense, Inc.	Second Lien Term Loan	LIBOR (Q)	1.00%	7.25%	8.25%	12/27/2020	$7,200,000	7,164,000	6,930,000	0.59%

								92,766,554	92,843,653	7.91%
Cut and Sew Apparel Manufacturing
Jones Apparel, LLC	First Lien FILO Term Loan	LIBOR (M)	1.00%	9.60%	10.60%	4/8/2019	$14,329,403	14,202,296	14,429,709	1.23%

S-F-4

TCP Capital Corp.

Consolidated Statement of Investments – (Continued)

December 31, 2014

Showing Percentage of Total Cash and Investments of the Company

Issuer	Instrument	Ref	Floor	Spread	All-In Rate	Maturity	Principal	Cost	Value	% of Portfolio	Notes
Debt Investments (continued)
Data Processing, Hosting, and Related Services
Asset International, Inc.	Delayed Draw Term Loan	LIBOR (M)	1.00%	7.00%	8.00%	7/31/2020	$—	$(42,880)	$(29,158)	0.00%	K
Asset International, Inc.	Revolver	LIBOR (M)	1.00%	7.00%	8.00%	7/31/2020	$484,752	475,358	477,885	0.04%
Asset International, Inc.	First Lien Term Loan	LIBOR (M)	1.00%	7.00%	8.00%	7/31/2020	$8,191,755	8,037,946	8,122,125	0.69%
Rightside Group, Ltd.	Second Lien Term Loan	LIBOR (Q)	0.50%	8.75%	9.25%	8/6/2019	$5,000,000	4,042,549	4,775,000	0.41%
The Telx Group, Inc.	Senior Notes	Fixed	—	13.5% PIK	13.50%	7/9/2021	$4,446,651	4,446,651	4,611,177	0.39%	E
United TLD Holdco, Ltd. (Cayman Islands)	Second Lien Term Loan	LIBOR (Q)	0.50%	8.75%	9.25%	8/6/2019	$10,000,000	8,085,098	9,550,000	0.81%	H

								25,044,722	27,507,029	2.34%
Electrical Equipment and Component Manufacturing
NEXTracker, Inc.	Sr Secured Revolver	LIBOR (M)	—	8.00%	8.00%	7/1/2016	$2,500,000	508,086	1,126,250	0.10%
NEXTracker, Inc.	Sr Secured Term Loan	LIBOR (M)	—	9.50%	9.50%	12/16/2016	$2,500,000	2,216,771	2,303,750	0.20%	L
Palladium Energy, Inc.	First Lien Term Loan	LIBOR (Q)	1.00%	9.00%	10.00%	12/26/2017	$16,153,317	15,942,351	16,234,084	1.38%

								18,667,208	19,664,084	1.68%
Electrical Equipment Manufacturing
API Technologies Corp.	First Lien Term Loan	LIBOR (Q)	1.50%	7.50%	9.00%	2/6/2018	$6,687,055	6,631,621	6,610,154	0.56%
Fabricated Metal Product Manufacturing
Constellation Enterprises, LLC	First Lien Notes	Fixed	—	10.63%	10.63%	2/1/2016	$2,900,000	2,858,907	2,392,500	0.20%	E
Financial Investment Activities
Institutional Shareholder Services, Inc.	Second Lien Term Loan	LIBOR (Q)	1.00%	7.50%	8.50%	4/30/2022	$6,471,492	6,411,582	6,374,420	0.54%
Marsico Capital Management	First Lien Term Loan	LIBOR (M)	—	5.00%	5.25%	12/31/2022	$10,500,040	13,220,948	2,274,991	0.19%	I

								19,632,530	8,649,411	0.73%
Full-Service Restaurants
RM OpCo, LLC	Convertible Second Lien Term Loan Tranche B-1	Fixed	—	8.50%	8.50%	3/30/2018	$1,636,314	1,614,711	1,636,314	0.14%	B
RM OpCo, LLC	First Lien Term Loan Tranche A	Fixed	—	7.00%	7.00%	3/21/2016	$3,900,025	3,898,911	3,900,025	0.33%	B
RM OpCo, LLC	Second Lien Term Loan Tranche B	Fixed	—	8.50%	8.50%	3/30/2018	$8,153,188	8,153,188	6,457,325	0.55%	B
RM OpCo, LLC	Second Lien Term Loan Tranche B-1	Fixed	—	8.50%	8.50%	3/30/2018	$2,567,717	2,546,166	2,567,717	0.22%	B
RM OpCo, LLC	Sr Convertible Second Lien Term Loan B	Fixed	—	8.50%	8.50%	3/30/2018	$631,164	631,164	631,164	0.05%	B

								16,844,140	15,192,545	1.29%
Gaming Industries
AP Gaming I, LLC	First Lien Revolver	LIBOR (Q)	—	8.25%	8.41%	12/20/2018	$5,000,000	2,931,716	2,812,500	0.24%
AP Gaming I, LLC	First Lien Term Loan B	LIBOR (Q)	1.00%	8.25%	9.25%	12/20/2020	$14,850,000	14,450,326	14,850,000	1.27%

								17,382,042	17,662,500	1.51%
General Medical and Surgical Hospitals
RegionalCare Hospital Partners, Inc.	Second Lien Term Loan	LIBOR (M)	1.00%	9.50%	10.50%	10/23/2019	$21,017,525	20,729,782	20,964,981	1.79%
Grocery Stores
Bashas, Inc.	First Lien FILO Term Loan	LIBOR (M)	1.50%	7.00%	8.50%	10/8/2019	$10,632,845	10,592,167	10,616,895	0.90%
The Great Atlantic & Pacific Tea Company, Inc.	Term Loan Tranche B	LIBOR (M)	1.00%	8.85%	9.85%	9/17/2019	$20,966,890	20,619,519	20,945,923	1.78%

								31,211,686	31,562,818	2.68%
Insurance Carriers
Acrisure, LLC	Second Lien Additional Notes	LIBOR (Q)	1.00%	10.50%	11.50%	3/31/2020	$2,520,198	2,391,227	2,527,200	0.22%
Acrisure, LLC	Second Lien Notes	LIBOR (Q)	1.00%	10.50%	11.50%	3/31/2020	$29,288,298	28,725,701	29,317,586	2.50%
US Apple Holdco, LLC	First Lien Term Loan	LIBOR (Q)	0.50%	11.50%	12.00%	8/29/2019	$20,000,000	19,247,507	19,940,000	1.70%

								50,364,435	51,784,786	4.42%
Insurance Related Activities
Confie Seguros Holding II Co.	Second Lien Term Loan	LIBOR (M)	1.25%	9.00%	10.25%	5/8/2019	$7,861,809	7,776,100	7,859,372	0.67%
Lessors of Nonfinancial Intangible Assets
ABG Intermediate Holdings 2, LLC	Second Lien Term Loan	LIBOR (S)	1.00%	8.00%	9.00%	5/27/2022	$15,990,714	15,838,253	16,110,644	1.37%

S-F-5

TCP Capital Corp.

Consolidated Statement of Investments – (Continued)

December 31, 2014

Showing Percentage of Total Cash and Investments of the Company

Issuer	Instrument	Ref	Floor	Spread	All-In Rate	Maturity	Principal	Cost	Value	% of Portfolio	Notes
Debt Investments (continued)
Lessors of Real Estate
Hunt Companies, Inc.	Senior Secured Notes	Fixed	—	9.63%	9.63%	3/1/2021	$13,084,000	$12,935,462	$13,476,520	1.15%	E/G
Management, Scientific, and Technical Consulting Services
Dodge Data & Analytics, LLC	First Lien Term Loan	LIBOR (Q)	1.00%	8.75%	9.75%	10/31/2019	$27,923,077	27,174,478	27,853,269	2.37%
Merchant Wholesalers
Envision Acquisition Company, LLC	Second Lien Term Loan	LIBOR (Q)	1.00%	8.75%	9.75%	11/4/2021	$9,079,011	8,914,869	9,044,964	0.77%
Motion Picture and Video Industries
CORE Entertainment, Inc.	First Lien Term Loan	Fixed	—	9.00%	9.00%	6/21/2017	$9,462,231	9,402,044	8,203,755	0.70%
CORE Entertainment, Inc.	Second Lien Term Loan	Fixed	—	13.50%	13.50%	6/21/2018	$7,569,785	7,518,166	6,233,718	0.53%

								16,920,210	14,437,473	1.23%
Newspaper, Periodical, Book, and Directory Publishers
MediMedia USA, Inc.	First Lien Revolver	LIBOR (Q)	—	6.75%	6.99%	5/20/2018	$3,875,000	3,065,963	3,596,543	0.31%
MediMedia USA, Inc.	First Lien Term Loan	LIBOR (Q)	1.25%	6.75%	8.00%	11/20/2018	$9,591,911	9,372,798	9,376,093	0.80%

								12,438,761	12,972,636	1.11%
Nondepository Credit Intermediation
Caribbean Financial Group (Cayman Islands)	Sr Secured Notes	Fixed	—	11.50%	11.50%	11/15/2019	$10,000,000	9,846,274	10,300,000	0.88%	E/G/H
Trade Finance Funding I, Ltd. (Cayman Islands)	Secured Class B Notes	Fixed	—	10.75%	10.75%	11/13/2018	$15,084,000	15,084,000	15,008,580	1.28%	E/H

								24,930,274	25,308,580	2.16%
Nonscheduled Air Transportation
One Sky Flight, LLC	Second Lien Term Loan	Fixed	—	12% Cash + 3% PIK	15.00%	6/3/2019	$18,660,646	17,417,637	19,220,465	1.64%
Oil and Gas Extraction
Jefferson Gulf Coast Energy Partners, LLC	First Lien Term Loan B	LIBOR (M)	1.00%	8.00%	9.00%	2/27/2018	$14,962,500	14,824,074	14,289,188	1.22%
MD America Energy, LLC	Second Lien Term Loan	LIBOR (Q)	1.00%	8.50%	9.50%	8/4/2019	$10,000,000	9,533,785	9,600,000	0.82%

								24,357,859	23,889,188	2.04%
Other Information Services
TCH-2 Holdings, LLC	Second Lien Term Loan	LIBOR (M)	1.00%	7.75%	8.75%	11/6/2021	$19,988,392	19,704,946	19,288,799	1.64%
Other Telecommunications
Securus Technologies, Inc.	Second Lien Term Loan	LIBOR (Q)	1.25%	7.75%	9.00%	4/30/2021	$14,000,000	13,860,000	13,790,000	1.17%
Petroleum and Coal Products Manufacturing
Boomerang Tube, LLC	Second Lien Term Loan	LIBOR (Q)	1.50%	9.50%	11.00%	10/11/2017	$3,825,453	3,778,669	3,318,581	0.28%
Plastics Products Manufacturing
Iracore International, Inc.	Sr Secured Notes	Fixed	—	9.50%	9.50%	6/1/2018	$13,600,000	13,600,000	8,194,000	0.70%	E/G
Radio and Television Broadcasting
SiTV, Inc.	Sr Secured Notes	Fixed	—	10.38%	10.38%	7/1/2019	$7,312,000	7,312,000	6,818,440	0.58%	E/G
The Tennis Channel, Inc.	First Lien Term Loan	LIBOR (Q)	—	8.50%	8.75%	5/29/2017	$18,250,825	17,914,285	18,369,455	1.56%

								25,226,285	25,187,895	2.14%
Retail
Kenneth Cole Productions, Inc.	First Lien FILO Term Loan	LIBOR (M)	1.00%	10.40%	11.40%	9/25/2017	$10,590,909	10,434,633	10,643,863	0.91%
Connexity, Inc.	Second Lien Term Loan	LIBOR (Q)	—	12.50%	12.73%	3/31/2016	$6,630,353	6,536,895	6,600,516	0.56%
Shop Holding, LLC	Convertible Promissory Note	Fixed	—	5.00%	5.00%	8/5/2015	$73,140	73,140	67,691	0.01%	E

								17,044,668	17,312,070	1.48%
Satellite Telecommunications
Avanti Communications Group, PLC (United Kingdom)	Sr Secured Notes	Fixed	—	10.00%	10.00%	10/1/2019	$9,914,000	9,914,000	9,492,655	0.81%	E/G/H
S-F-6

TCP Capital Corp.

Consolidated Statement of Investments – (Continued)

December 31, 2014

Showing Percentage of Total Cash and Investments of the Company

Issuer	Instrument	Ref	Floor	Spread	All-In Rate	Maturity	Principal	Cost	Value	% of Portfolio	Notes
Debt Investments (continued)
Scheduled Air Transportation
Aircraft Leased to Delta Air Lines, Inc.
N913DL	Aircraft Secured Mortgage	Fixed	—	8.00%	8.00%	3/15/2017	$205,106	$205,106	$209,168	0.02%	F
N918DL	Aircraft Secured Mortgage	Fixed	—	8.00%	8.00%	8/15/2018	$313,694	313,694	320,440	0.03%	F
N954DL	Aircraft Secured Mortgage	Fixed	—	8.00%	8.00%	3/20/2019	$429,007	429,007	437,679	0.04%	F
N955DL	Aircraft Secured Mortgage	Fixed	—	8.00%	8.00%	6/20/2019	$451,165	451,165	460,258	0.04%	F
N956DL	Aircraft Secured Mortgage	Fixed	—	8.00%	8.00%	5/20/2019	$448,792	448,792	457,902	0.04%	F
N957DL	Aircraft Secured Mortgage	Fixed	—	8.00%	8.00%	6/20/2019	$455,112	455,112	464,283	0.04%	F
N959DL	Aircraft Secured Mortgage	Fixed	—	8.00%	8.00%	7/20/2019	$461,378	461,378	470,601	0.04%	F
N960DL	Aircraft Secured Mortgage	Fixed	—	8.00%	8.00%	10/20/2019	$483,873	483,873	493,258	0.04%	F
N961DL	Aircraft Secured Mortgage	Fixed	—	8.00%	8.00%	8/20/2019	$475,489	475,489	484,908	0.04%	F
N976DL	Aircraft Secured Mortgage	Fixed	—	8.00%	8.00%	2/15/2018	$308,103	308,103	314,588	0.03%	F
Aircraft Leased to United Airlines, Inc.
N659UA	Aircraft Secured Mortgage	Fixed	—	12.00%	12.00%	2/28/2016	$1,582,136	1,582,136	1,659,003	0.14%	F
N661UA	Aircraft Secured Mortgage	Fixed	—	12.00%	12.00%	5/4/2016	$1,788,182	1,788,181	1,899,950	0.16%	F
Mesa Air Group, Inc.	Acquisition Delayed Draw Loan	LIBOR (M)	—	7.25%	N/A	7/15/2022	$—	(271,500)	(135,750)	(0.01)%	K
Mesa Air Group, Inc.	Acquisition Loan	LIBOR (M)	—	7.25%	7.44%	7/15/2022	$17,810,658	17,469,814	17,632,552	1.50%

								24,600,350	25,168,840	2.15%
Scientific Research and Development Services
BPA Laboratories, Inc.	Senior Secured Notes	Fixed	—	12.25%	12.25%	4/1/2017	$38,932,000	39,001,750	41,754,570	3.56%	E/G
Semiconductor and Other Electronic Component Manufacturing
Soraa, Inc.	Sr Secured Term Loan	LIBOR (M)	0.23%	10.27%	10.50%	9/1/2017	$22,500,000	21,822,817	21,633,750	1.84%	L
SunEdison, Inc.	Senior Secured Letters of Credit	Fixed	—	3.75%	N/A	2/28/2017	$—	(1,031,717)	(750,340)	(0.06)%	J/K

								20,791,100	20,883,410	1.78%
Software Publishers
Acronis International GmbH (Switzerland)	First Lien Term Loan	LIBOR (Q)	1.00%	13.00%	14.00%	2/21/2017	$30,634,068	30,429,609	28,949,194	2.47%	H
ArcServe (USA), LLC	Second Lien Term Loan	LIBOR (Q)	0.50%	8.50%	9.00%	1/31/2020	$30,000,000	29,439,740	30,015,000	2.57%	H
BlackLine Systems, Inc.	First Lien Term Loan	LIBOR (Q)	1.50%	0.4% Cash + 7.6% PIK	9.50%	9/25/2018	$13,577,457	12,859,373	13,781,119	1.17%
Coreone Technologies, LLC	First Lien Term Loan	LIBOR (Q)	1.00%	3.75% Cash + 5% PIK	9.75%	9/4/2018	$14,257,231	14,028,252	13,865,157	1.18%
Deltek, Inc.	Second Lien Term Loan	LIBOR (Q)	1.25%	8.75%	10.00%	10/10/2019	$15,000,000	14,831,408	15,099,975	1.29%
Edmentum, Inc.	Second Lien Term Loan	LIBOR (Q)	1.50%	9.75%	11.25%	5/17/2019	$21,500,000	21,361,215	11,287,500	0.96%

								122,949,597	112,997,945	9.64%
Specialty Hospitals
Bioventus, LLC	Second Lien Term Loan	LIBOR (Q)	1.00%	10.00%	11.00%	4/10/2020	$11,000,000	10,786,339	10,945,000	0.93%
UBC Healthcare Analytics, Inc.	First Lien Term Loan	LIBOR (Q)	1.00%	9.00%	10.00%	7/1/2018	$4,401,081	4,379,076	4,390,078	0.37%

								15,165,415	15,335,078	1.30%
Structured Note Funds
Magnolia Finance V plc (Cayman Islands)	Asset-Backed Credit Linked Notes	Fixed	—	13.13%	13.13%	8/2/2021	$15,000,000	15,000,000	15,123,000	1.29%	E/H

S-F-7

TCP Capital Corp.

Consolidated Statement of Investments – (Continued)

December 31, 2014

Showing Percentage of Total Cash and Investments of the Company

Issuer	Instrument	Ref	Floor	Spread	All-In Rate	Maturity	Principal or Shares	Cost	Value	% Portfolio	Notes
Debt Investments (continued)
Textile Furnishings Mills
Lexmark Carpet Mills, Inc.	First Lien Term Loan	LIBOR (Q)	1.00%	10.00%	11.00%	12/19/2019	$25,000,000	$25,000,000	$24,925,000	2.12%
Utility System Construction
Kawa Solar Holdings Limited	Revolving Credit Facility	Fixed	—	8.00%	8.00%	7/2/2017	$25,000,000	25,000,000	25,000,000	2.13%
Wired Telecommunications Carriers
Alpheus Communications, LLC	Delayed Draw Term Loan	LIBOR (Q)	1.00%	6.92%	7.92%	5/31/2018	$372,616	361,456	371,494	0.03%
Alpheus Communications, LLC	First Lien FILO Term Loan	LIBOR (Q)	1.00%	6.92%	7.92%	5/31/2018	$8,145,022	8,064,048	8,136,877	0.70%
Integra Telecom Holdings, Inc.	Second Lien Term Loan	LIBOR (Q)	1.25%	8.50%	9.75%	2/22/2020	$15,000,000	14,737,750	14,943,750	1.28%

								23,163,254	23,452,121	2.01%
Wireless Telecommunications Carriers
Gogo, LLC	First Lien Term Loan	LIBOR (Q)	1.50%	9.75%	11.25%	6/21/2017	$19,083,140	18,579,398	19,655,634	1.67%
Gogo, LLC	First Lien Term Loan B-2	LIBOR (Q)	1.00%	6.50%	7.50%	3/21/2018	$5,510,950	5,414,893	5,345,622	0.46%

								23,994,291	25,001,256	2.13%

Total Debt Investments								1,128,140,974	1,113,593,115	94.87%

Equity Securities
Architectural, Engineering, and Related Services
Alion Science & Technology Corporation	Warrants						300	—	3	—	C
Basic Chemical Manufacturing
Green Biologics, Inc.	Warrants to Purchase Stock						376,147	272,594	276,882	0.02	C/E
Business Support Services
Findly Talent, LLC	Membership Units						708,229	230,938	162,184	0.01%	C/E
STG-Fairway Holdings, LLC	Class A Units						841,479	943,287	2,917,492	0.25%	C/E

								1,174,225	3,079,676	0.26%
Communications Equipment Manufacturing
Wasserstein Cosmos Co-Invest, L.P.	Limited Partnership Units						5,000,000	5,000,000	4,175,000	0.36%	B/C/E
Data Processing, Hosting, and Related Services
Anacomp, Inc.	Class A Common Stock						1,255,527	26,711,048	916,535	0.08%	C/E/F
Rightside Group, Ltd.	Warrants						498,855	2,778,622	693,748	0.06%	C/E

								29,489,670	1,610,283	0.14%
Electrical Equipment and Component Manufacturing
NEXTracker, Inc.	Series B Preferred Stock						268,817	999,999	999,999	0.09%	C/E
NEXTracker, Inc.	Warrants to Purchase Stock						357,022	370,118	385,013	0.03%	C/E

								1,370,117	1,385,012	0.12%
Financial Investment Activities
Marsico Holdings, LLC	Common Interest Units						168,698	172,694	16,870	—	C/E/I
Full-Service Restaurants
RM Holdco, LLC	Equity Participation						24	—	792	—	B/C/E
RM Holdco, LLC	Membership Units						13,161,000	2,010,777	—	—	B/C/E

								2,010,777	792	—
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing
Precision Holdings, LLC	Class C Membership Interest						33	—	1,469	—	C/E
Nonmetallic Mineral Mining and Quarrying
EPMC HoldCo, LLC	Membership Units						1,312,720	—	682,614	0.06%	B/E
Nonscheduled Air Transportation
Flight Options Holdings I, Inc.	Warrants to Purchase Common Stock						1,843	1,274,000	3,311,430	0.28%	C/E
Radio and Television Broadcasting
SiTV, Inc.	Warrants to Purchase Common Stock						233,470	300,322	331,527	0.03%	C/E

S-F-8

TCP Capital Corp.

Consolidated Statement of Investments – (Continued)

December 31, 2014

Showing Percentage of Total Cash and Investments of the Company

Issuer	Instrument	Ref	Floor	Spread	All-In Rate	Maturity	Principal or Shares	Cost	Value	% Portfolio	Notes
Equity Securities (continued)
Retail
Shop Holding, LLC	Class A Units						$507,167	$480,049	$379,665	0.03%	C/E
Shop Holding, LLC	Warrants to Purchase Class A Units						326,691	—	3	—	C/E

								480,049	379,668	0.03%
Scheduled Air Transportation
Aircraft Leased to Delta Air Lines, Inc.
N913DL	Trust Beneficial Interests						1,009	87,287	117,497	0.01%	E/F
N918DL	Trust Beneficial Interests						829	94,907	135,890	0.01%	E/F
N954DL	Trust Beneficial Interests						775	110,643	72,604	0.01%	E/F
N955DL	Trust Beneficial Interests						749	109,549	111,010	0.01%	E/F
N956DL	Trust Beneficial Interests						756	109,486	106,801	0.01%	E/F
N957DL	Trust Beneficial Interests						749	110,163	107,682	0.01%	E/F
N959DL	Trust Beneficial Interests						743	110,838	108,579	0.01%	E/F
N960DL	Trust Beneficial Interests						726	113,477	107,865	0.01%	E/F
N961DL	Trust Beneficial Interests						737	112,742	102,826	0.01%	E/F
N976DL	Trust Beneficial Interests						883	97,111	102,006	0.01%	E/F
Aircraft Leased to United Airlines, Inc.
United N659UA-767, LLC (N659UA)	Trust Beneficial Interests						525	2,548,939	3,177,822	0.27%	E/F
United N661UA-767, LLC (N661UA)	Trust Beneficial Interests						509	2,495,032	3,078,923	0.26%	E/F

								6,100,174	7,329,505	0.63%

S-F-9

TCP Capital Corp.

Consolidated Statement of Investments – (Continued)

December 31, 2014

Showing Percentage of Total Cash and Investments of the Company

Issuer	Instrument	Ref	Floor	Spread	All-In Rate	Maturity	Shares	Cost	Value	% of Portfolio	Notes
Equity Securities (continued)
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing
KAGY Holding Company, Inc.	Series A Preferred Stock						9,778	$1,091,200	$121,975	0.01%	B/C/E
Semiconductor and Other Electronic Component Manufacturing
Ichor Systems Holdings, LLC	Membership Units						352	—	229,504	0.02%	C/E
Soraa, Inc.	Warrants to Purchase Common Stock						315,000	408,987	—	—	C/E

								408,987	229,504	0.02%
Software Publishers
Blackline Intermediate, Inc.	Warrants to Purchase Common Stock						1,232,731	522,678	789,441	0.07%	C/E
Wired Telecommunications Carriers
Integra Telecom, Inc.	Common Stock						1,274,522	8,433,885	5,295,511	0.44%	C/E
Integra Telecom, Inc.	Warrants						346,939	19,920	226,482	0.02%	C/E
V Telecom Investment S.C.A. (Luxembourg)	Common Shares						1,393	3,236,256	3,699,127	0.32%	C/D/E/H

								11,690,061	9,221,120	0.78%
Total Equity Securities								61,357,548	32,942,771	2.81%

Total Investments								1,189,498,522	1,146,535,886

Cash and Cash Equivalents
Union Bank of California	Commercial Paper	Fixed	—	0.03%		1/2/2015			6,999,994	0.60%
Cash Denominated in Foreign Currencies									192,187	0.02%
Cash Held on Account at Various Institutions									20,076,611	1.70%

Cash and Cash Equivalents									27,268,792	2.32%

Total Cash and Investments									$1,173,804,678	100.00%	M

Notes to Consolidated Statement of Investments:

(A)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(B)
Non-controlled affiliate—as defined under the Investment Company Act of 1940 (ownership of between 5% and 25% of the outstanding voting securities of this issuer). See Consolidated Schedule of Changes in Investments in Affiliates.

(C)
Non-income producing security.

(D)
Principal amount denominated in foreign currency. Amortized cost and fair value converted from foreign currency to US dollars. (See Note 2)

(E)
Restricted security. (See Note 2)

(F)
Controlled issuer—as defined under the Investment Company Act of 1940 (ownership of 25% or more of the outstanding voting securities of this issuer). Investment is not more than 50% owned nor deemed to be a significant subsidiary. See Consolidated Schedule of Changes in Investments in Affiliates.

(G)
Investment has been segregated to collateralize certain unfunded commitments.

(H)
Non-U.S. company or principal place of business outside the U.S. and as a result the investment is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(I)
Deemed an investment company under Section 3(c) of the Investment Company Act and as a result the investment is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(J)
Publicly traded company with a market capitalization greater than $250 million and as a result the investment is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(K)
Negative balances relate to an unfunded commitment that was acquired and valued at a discount.

(L)
In addition to the stated coupon, investment has a back-end fee payable upon repayment of the loan in the amount of 4.0% for Soraa, 8.0% for VitAg, 1.5% for Enerwise, 2.5% for NEXTracker, and 7.0% for Green Biologics.

(M)
All cash and investments, except those referenced in Notes G above, are pledged as collateral under certain debt as described in Note 4 to the Consolidated Financial Statements.

S-F-10

TCP Capital Corp.

Consolidated Statement of Investments – (Continued)

December 31, 2014

Showing Percentage of Total Cash and Investments of the Company

LIBOR or EURIBOR resets monthly (M), quarterly (Q), semiannually (S), annually (A).

Aggregate acquisitions and aggregate dispositions of investments, other than government securities, totaled $669,515,626, and $266,008,974 respectively, for the twelve months ended December 31, 2014. Aggregate acquisitions includes investment assets received as payment in kind. Aggregate dispositions includes principal paydowns on and maturities of debt investments. The total value of restricted securities and bank debt as of December 31, 2014 was $1,146,535,883, or 97.7% of total cash and investments of the Company.

Options and swaps at December 31, 2014 were as follows:

Investment	Notional Amount	Fair Value
Interest Rate Cap, 4%, expires 5/15/2016	$25,000,000	$497
Euro/US Dollar Cross-Currency Basis Swap, Pay Euros/Receive USD, Expires 3/31/2017	$4,289,018	$1,717,610

See accompanying notes.

S-F-11

TCP Capital Corp.

Consolidated Statement of Investments

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

Issuer	Instrument	Ref	Floor	Spread	Maturity	Principal	Cost	Value	% of Portfolio	Notes
Debt Investments (A)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services
Expert Global Solutions, LLC	First Lien Term Loan	LIBOR (Q)	1.25%	7.25%	4/3/2018	$699,754	$701,280	$703,691	0.09%
Expert Global Solutions, LLC	Second Lien Term Loan	LIBOR (Q)	1.50%	11.00%	10/3/2018	$7,434,877	7,228,004	7,382,833	0.94%

							7,929,284	8,086,524	1.03%
Advertising, Public Relations, and Related Services
Doubleplay III Limited (United Kingdom)	First Lien Facility A1 Term Loan	EURIBOR (Q)	1.25%	6.25%	3/18/2018	€13,165,705	16,428,630	16,736,606	2.12%	D/J
Architectural, Engineering, and Related Services
ESP Holdings, Inc.	Jr Unsecured Subordinated Promissory Notes	Fixed	—	6% Cash + 10% PIK	12/31/2019	$7,959,369	7,959,369	7,959,369	1.01%	B/E
Artificial Synthetic Fibers and Filaments Manufacturing
AGY Holding Corp.	Sr Secured Term Loan	Fixed		12.00%	9/15/2016	$2,056,927	2,056,927	2,056,927	0.26%	B
AGY Holding Corporation	Second Lien Term Loan	Fixed	—	11.00%	11/15/2016	$9,268,000	7,586,317	9,268,000	1.17%	B/E

							9,643,244	11,324,927	1.43%
Beverage Manufacturing
Carolina Beverage Group, LLC	Secured Notes	Fixed	—	10.625%	8/1/2018	$7,780,000	7,780,000	8,207,900	1.04%	E
Business Support Services
STG-Fairway Acquisitions, Inc.	Second Lien Term Loan	LIBOR (Q)	1.25%	9.25%	8/28/2019	$14,643,455	13,944,123	14,929,002	1.89%
Chemical Manufacturing
Archroma	Term Loan B	LIBOR (Q)	1.25%	8.25%	9/30/2018	$17,456,250	17,107,125	17,401,699	2.20%
Communications Equipment Manufacturing
Globecomm Systems Inc.	First Lien Term Loan	LIBOR (Q)	1.25%	7.625%	12/11/2018	$15,000,000	14,850,000	15,097,500	1.91%	B
Computer Equipment Manufacturing
ELO Touch Solutions, Inc.	Second Lien Term Loan	LIBOR (Q)	1.50%	10.50%	12/1/2018	$10,000,000	9,666,672	9,100,000	1.15%
Converted Paper Products Manufacturing
Ranpak Corp.	Second Lien Term Loan	LIBOR (Q)	1.25%	7.25%	4/23/2020	$3,469,573	3,434,877	3,573,660	0.45%
Computer Systems Design and Related Services
Blue Coat Systems	First Lien Revolver	LIBOR (Q)	1.00%	3.50%	5/31/2018	$4,500,000	3,540,000	4,060,800	0.51%	L
Blue Coat Systems	Second Lien Term Loan	LIBOR (Q)	1.00%	8.50%	6/28/2020	$15,000,000	14,878,125	15,300,000	1.94%
OnX Enterprise Solutions, Ltd.	First Lien Term Loan	LIBOR (Q)	—	7.00%	9/3/2018	$10,640,000	10,483,300	10,709,160	1.36%
OnX USA, LLC	First Lien Term Loan	LIBOR (Q)	—	7.00%	9/3/2018	$5,320,000	5,244,790	5,354,580	0.68%
Websense, Inc.	Second Lien Term Loan	LIBOR (Q)	1.00%	7.25%	12/27/2020	$7,200,000	7,164,000	7,218,000	0.91%

							41,310,215	42,642,540	5.40%
Data Processing, Hosting, and Related Services
The Telx Group, Inc.	Senior Unsecured Notes	Fixed	—	10% Cash + 2% PIK	9/26/2019	$7,098,916	6,960,435	7,631,335	0.97%	E
Electric Power Generation, Transmission and Distribution
Panda Sherman Power, LLC	First Lien Term Loan	LIBOR (Q)	1.50%	7.50%	9/14/2018	$11,070,172	10,932,474	11,402,277	1.44%
Panda Temple Power II, LLC	First Lien Term Loan	LIBOR (Q)	1.25%	6.00%	4/3/2019	$5,892,970	5,834,041	6,069,759	0.77%

							16,766,515	17,472,036	2.21%
Electrical Equipment and Component Manufacturing
Palladium Energy, Inc.	First Lien Term Loan	LIBOR (Q)	1.00%	9.00%	12/26/2027	$16,500,317	16,225,541	16,426,066	2.08%
Fabricated Metal Product Manufacturing
Constellation Enterprises, LLC	First Lien Notes	Fixed	—	10.625%	2/1/2016	$12,500,000	12,322,875	10,875,000	1.38%	E/G
Financial Investment Activities
Marsico Capital Management	First Lien Term Loan	LIBOR (M)	—	5.00%	12/31/2022	$10,637,623	13,394,183	3,882,732	0.49%	K

S-F-12

TCP Capital Corp.

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

Issuer	Instrument	Ref	Floor	Spread	Maturity	Principal	Cost	Value	% of Portfolio	Notes
Debt Investments (continued)
Freight Transportation Arrangement
Livingston International, Inc. (Canada)	Second Lien Term Loan	LIBOR (Q)	1.25%	7.75%	4/18/2020	$3,665,217	$3,597,620	$3,756,848	0.48%	J
Full-Service Restaurants
RM Holdco, LLC	Subordinated Convertible Term Loan	Fixed	—	1.12% PIK	3/21/2018	$5,164,796	5,164,796	2,197,621	0.28%	B
RM OpCo, LLC	Convertible First Lien Term Loan Tranche B-1	Fixed	—	12% Cash + 7% PIK	3/21/2016	$1,370,199	1,339,883	1,370,199	0.17%	B
RM OpCo, LLC	First Lien Term Loan Tranche A	Fixed	—	11.00%	3/21/2016	$3,626,947	3,626,947	3,626,947	0.46%	B
RM OpCo, LLC	First Lien Term Loan Tranche B	Fixed	—	12% Cash + 7% PIK	3/21/2016	$6,825,328	6,825,328	6,825,328	0.86%	B
RM OpCo, LLC	First Lien Term Loan Tranche B-1	Fixed	—	12% Cash + 7% PIK	3/21/2016	$2,150,088	2,109,019	2,150,088	0.27%	B

							19,065,973	16,170,183	2.04%
Gaming Industries
AP Gaming I, LLC	First Lien Term Loan B	LIBOR (Q)	1.00%	8.25%	12/20/2020	$15,000,000	14,550,000	14,737,500	1.87%
Grocery Stores
Bashas, Inc.	First Lien FILO Term Loan	LIBOR (M)	1.50%	9.35%	12/28/2015	$14,843,788	14,802,168	15,066,445	1.91%
Inland Water Transportation
US Shipping Corp	First Lien Term Loan B	LIBOR (Q)	1.25%	7.75%	4/30/2018	$12,603,333	12,477,300	12,965,679	1.64%
Insurance Related Activities
Confie Seguros Holding II Co.	Second Lien Term Loan	LIBOR (Q)	1.25%	9.00%	5/8/2019	$6,341,809	6,245,733	6,391,370	0.81%
Merchant Wholesalers
Envision Acquisition Company, LLC	Second Lien Term Loan	LIBOR (Q)	1.00%	8.75%	11/4/2021	$9,079,011	8,897,430	9,192,498	1.16%
Metal Ore Mining
St Barbara Ltd. (Australia)	First Priority Senior Secured Notes	Fixed	—	8.875%	4/15/2018	$7,359,000	7,326,651	6,144,765	0.78%	E
Motion Picture and Video Industries
CORE Entertainment, Inc.	First Lien Term Loan	Fixed	—	9.00%	6/21/2017	$9,462,231	9,381,116	8,610,631	1.09%
CORE Entertainment, Inc.	Second Lien Term Loan	Fixed	—	13.50%	6/21/2018	$7,569,785	7,502,054	6,858,225	0.88%

							16,883,170	15,468,856	1.97%
Newspaper, Periodical, Book, and Directory Publishers
Hanley-Wood, LLC	First Lien FILO Term Loan	LIBOR (Q)	1.25%	6.75%	7/15/2018	$16,707,600	16,707,600	16,699,246	2.13%
MediMedia USA, Inc.	First Lien Revolver	LIBOR (M)	—	6.75%	5/20/2018	$4,960,000	3,797,500	4,523,908	0.57%
MediMedia USA, Inc.	First Lien Term Loan	LIBOR (M)	1.25%	6.75%	11/20/2018	$9,701,250	9,433,029	9,458,719	1.20%

							29,938,129	30,681,873	3.90%
Nondepository Credit Intermediation
Caribbean Financial Group (Cayman Islands)	Senior Secured Notes	Fixed	—	11.50%	11/15/2019	$10,000,000	9,824,072	10,700,000	1.35%	E
Trade Finance Funding I, Ltd. (Cayman Islands)	Secured Class B Notes	Fixed	—	10.75%	11/13/2018	$15,000,000	15,000,000	14,962,500	1.90%	E/J

							24,824,072	25,662,500	3.25%
Nonresidential Building Construction
NCM Group Holdings, LLC	First Lien Term Loan	LIBOR (Q)	1.00%	11.50%	8/29/2018	$10,000,000	9,620,619	9,875,000	1.25%
Nonscheduled Air Transportation
One Sky Flight, LLC	Second Lien Term Loan	Fixed	—	12% Cash + 3% PIK	5/4/2019	$18,200,000	16,929,086	17,708,600	2.24%
Oil and Gas Extraction
Willbros Group, Inc.	First Lien Term Loan	LIBOR (Q)	1.25%	9.75%	8/7/2019	$15,426,118	15,051,713	15,657,510	1.98%
Other Telecommunications
Securus Technologies, Inc.	Second Lien Term Loan	LIBOR (Q)	1.25%	7.75%	4/30/2021	$14,000,000	13,860,000	13,925,660	1.76%

S-F-13

TCP Capital Corp.

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

Issuer	Instrument	Ref	Floor	Spread	Maturity	Principal	Cost	Value	% of Portfolio	Notes
Debt Investments (continued)
Petroleum and Coal Products Manufacturing
Boomerang Tube, LLC	Second Lien Term Loan	LIBOR (Q)	1.50%	9.50%	10/11/2017	$7,749,023	$7,563,978	$7,477,807	0.95%
Plastics Products Manufacturing
Iracore International, Inc.	Senior Secured Notes	Fixed	—	9.50%	6/1/2018	$13,600,000	13,600,000	14,426,622	1.83%	E
Professional, Scientific, and Technical Services
Connolly, LLC	Second Lien Term Loan	LIBOR (Q)	1.25%	9.25%	7/15/2019	$12,000,000	11,829,534	12,270,000	1.55%
ConvergeOne Holdings	First Lien Term Loan	LIBOR (Q)	1.25%	8.00%	5/8/2019	$12,654,643	12,464,823	12,570,236	1.59%

							24,294,357	24,840,236	3.14%
Promoters of Performing Arts, Sports, and Similar Events
Stadium Management Group	Second Lien Term Loan	LIBOR (M)	1.25%	9.50%	12/7/2018	$11,000,000	10,817,390	11,055,000	1.40%
Radio and Television Broadcasting
SiTV, Inc.	First Lien Term Loan	LIBOR (Q)	2.00%	6% Cash + 4% PIK	8/3/2016	$6,995,124	6,648,634	6,774,778	0.86%
The Tennis Channel, Inc.	First Lien Term Loan	LIBOR (Q)	—	8.50%	5/29/2017	$17,589,459	17,134,705	17,615,843	2.23%

							23,783,339	24,390,621	3.09%
Retail
Kenneth Cole Productions, Inc.	First Lien FILO Term Loan	LIBOR (M)	1.00%	10.40%	9/25/2017	$11,272,727	11,051,496	11,329,090	1.44%
Shopzilla, Inc.	Second Lien Term Loan	LIBOR (Q)	—	9.50%	3/31/2016	$6,710,057	6,525,027	6,683,216	0.85%

							17,576,523	18,012,306	2.29%
Satellite Telecommunications
Avanti Communications Group, PLC (United Kingdom)	Senior Secured Notes	Fixed	—	10.00%	10/1/2019	$9,914,000	9,914,000	10,335,345	1.31%	E/H/J
Scheduled Air Transportation
Aircraft Leased to Delta Air Lines, Inc.
N913DL	Aircraft Secured Mortgage	Fixed	—	8.00%	3/15/2017	$289,048$	289,048	296,820	0.04%	F
N918DL	Aircraft Secured Mortgage	Fixed	—	8.00%	8/15/2018	$388,001	388,001	397,290	0.05%	F
N954DL	Aircraft Secured Mortgage	Fixed	—	8.00%	3/20/2019	$514,375	514,375	524,620	0.07%	F
N955DL	Aircraft Secured Mortgage	Fixed	—	8.00%	6/20/2019	$533,283	533,283	543,320	0.07%	F
N956DL	Aircraft Secured Mortgage	Fixed	—	8.00%	5/20/2019	$532,275	532,275	542,640	0.07%	F
N957DL	Aircraft Secured Mortgage	Fixed	—	8.00%	6/20/2019	$537,947	537,947	548,250	0.07%	F
N959DL	Aircraft Secured Mortgage	Fixed	—	8.00%	7/20/2019	$543,573	543,573	553,520	0.07%	F
N960DL	Aircraft Secured Mortgage	Fixed	—	8.00%	10/20/2019	$564,855	564,855	574,430	0.07%	F
N961DL	Aircraft Secured Mortgage	Fixed	—	8.00%	8/20/2019	$558,427	558,427	568,310	0.07%	F
N976DL	Aircraft Secured Mortgage	Fixed	—	8.00%	2/15/2018	$394,360	394,360	404,600	0.05%	F
Aircraft Leased to United Airlines, Inc.
N510UA	Aircraft Secured Mortgage	Fixed	—	20.00%	10/26/2016	$328,848	328,848	404,605	0.05%	B
N512UA	Aircraft Secured Mortgage	Fixed	—	20.00%	10/26/2016	$334,535	334,535	414,010	0.05%	B
N536UA	Aircraft Secured Mortgage	Fixed	—	16.00%	9/29/2014	$108,845	108,845	114,000	0.01%	B
N545UA	Aircraft Secured Mortgage	Fixed	—	16.00%	8/29/2015	$249,695	249,695	275,405	0.03%	B
N585UA	Aircraft Secured Mortgage	Fixed	—	20.00%	10/25/2016	$392,794	392,794	486,115	0.06%	B
N659UA	Aircraft Secured Mortgage	Fixed	—	12.00%	2/28/2016	$2,708,150	2,708,150	2,948,986	0.37%	F
N661UA	Aircraft Secured Mortgage	Fixed	—	12.00%	5/4/2016	$2,880,186	2,880,186	3,171,026	0.40%	F

							11,859,197	12,767,947	1.60%
Scientific Research and Development Services
BPA Laboratories, Inc.	Senior Secured Notes	Fixed	—	12.25%	4/1/2017	$17,200,000	16,536,295	17,630,000	2.23%	E
Semiconductor and Other Electronic Component Manufacturing
Isola USA Corporation	Senior Secured Term Loan B	LIBOR (Q)	1.00%	8.25%	11/29/2018	$14,583,333	14,366,560	14,729,167	1.87%
Software Publishers
BlackLine Systems, Inc.	First Lien Term Loan	LIBOR (Q)	1.50%	0.4% Cash + 7.6% PIK	9/25/2018	$12,579,747	11,811,044	12,183,485	1.56%
Coreone Technologies, LLC	First Lien Term Loan	LIBOR (Q)	1.00%	3.75% Cash + 5% PIK	9/14/2018	$13,556,801	13,243,533	13,455,125	1.72%
Deltek, Inc.	Second Lien Term Loan	LIBOR (Q)	1.25%	8.75%	10/10/2019	$15,000,000	14,805,253	15,300,000	1.94%
Edmentum, Inc.	Second Lien Term Loan	LIBOR (Q)	1.50%	9.75%	5/17/2019	$15,000,000	14,748,486	15,112,500	1.91%

							54,608,316	56,051,110	7.13%

S-F-14

TCP Capital Corp.

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

Issuer	Instrument	Ref	Floor	Spread	Maturity	Principal	Cost	Value	% of Portfolio	Notes
Debt Investments (continued)
Specialty Hospitals
UBC Healthcare Analytics, Inc.	First Lien Term Loan	LIBOR (Q)	1.00%	9.00%	7/1/2018	$5,526,021	$5,498,391	$5,559,177	0.70%
Vantage Oncology, LLC	Senior Secured Notes		—	9.50%	6/15/2017	$5,000,000	5,000,000	5,137,500	0.65%	E

							10,498,391	10,696,677	1.35%
Structured Note Funds
Magnolia Finance V plc (Cayman Islands)	Asset-Backed Credit Linked Notes	Fixed	—	13.125%	8/2/2021	$15,000,000	15,000,000	15,000,000	1.90%	E/J
Textile Furnishings Mills
Lexmark Carpet Mills, Inc.	First Lien Term Loan	LIBOR (Q)	1.00%	10.00%	9/30/2018	$16,351,467	15,942,680	16,392,346	2.08%
Wired Telecommunications Carriers
Integra Telecom Holdings, Inc.	Second Lien Term Loan	LIBOR (Q)	1.25%	8.50%	2/22/2020	$15,000,000	14,701,027	15,459,375	1.96%
Wireless Telecommunications Carriers
Alpheus Communications, LLC	First Lien Delayed FILO Term Loan	LIBOR (Q)	1.00%	6.92%	5/31/2018	$—	(11,183)	(8,437)	—	M
Alpheus Communications, LLC	First Lien FILO Term Loan	LIBOR (Q)	1.00%	6.92%	5/31/2018	$8,248,124	8,166,127	8,186,263	1.04%
Globalive Wireless Management Corp. (Canada)	First Lien Term Loan	LIBOR (Q)	—	10.90%	4/30/2014	$3,037,292	2,933,872	3,067,665	0.39%	J
Gogo, LLC	First Lien Term Loan	LIBOR (Q)	1.50%	9.75%	6/21/2017	$19,587,428	18,707,700	21,252,360	2.69%

							29,796,516	32,497,851	4.12%

Total Debt Investments							720,651,321	726,514,593	92.05%

S-F-15

TCP Capital Corp.

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

Issuer	Instrument	Ref	Floor	Spread	Maturity	Shares	Cost	Value	% of Portfolio	Notes
Equity Securities
Architectural, Engineering, and Related Services
ESP Holdings, Inc.	Cumulative Preferred 15%					20,297	$2,249,930	$3,947,862	0.51%	B/C/E
ESP Holdings, Inc., Common Stock	Common Stock					88,670	9,311,782	2,856,346	0.36%	B/C/E

							11,561,712	6,804,208	0.87%
Business Support Services
STG-Fairway Holdings	Class A Units					841,479	1,174,225	1,722,508	0.22%	C/E
Wasserstein Cosmos Co-Invest, L.P.	Limited Partnership Units					5,000,000	5,000,000	5,000,000	0.64%	B/C/E

							6,174,225	6,722,508	0.86%
Data Processing, Hosting, and Related Services
Anacomp, Inc.	Class A Common Stock					1,255,527	26,711,048	1,004,422	0.13%	B/C/E
Depository Credit Intermediation
Doral Financial Corporation	Common Stock					53,890	11,699,417	843,913	0.11%	C/L
Financial Investment Activities
Marsico Holdings, LLC	Common Interest Units					168,698	172,694	4,302	—	C/E/K
Full-Service Restaurants
RM Holdco, LLC	Membership Units					13,161,000	2,010,777	—	—	B/C/E
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing
Precision Holdings, LLC	Class C Membership Interests					33	—	41,645	0.01%	C/E
Nonmetallic Mineral Mining and Quarrying
EPMC HoldCo, LLC	Membership Units					1,312,720	—	1,562,137	0.20%	B/E
Nonscheduled Air Transportation
Flight Options Holdings I, Inc.	Warrants to Purchase Common Stock					1,843	1,274,000	1,268,904	0.16%	C/E
Radio and Television Broadcasting
SiTV, Inc.	Warrants to Purchase Common Stock					233,470	300,322	354,874	0.04%	C/E
Retail
Shop Holding, LLC	Class A Unit					490,037	462,576	532,919	0.07%	C/E
Shop Holding, LLC	Warrants to Purchase Class A Unit					326,691	—	38,258	—	C/E

							462,576	571,177	0.07%
Scheduled Air Transportation
Aircraft Leased to Delta Air Lines, Inc.
N913DL	Trust Beneficial Interests					727	97,376	125,970	0.02%	E/F
N918DL	Trust Beneficial Interests					623	109,938	142,970	0.02%	E/F
N954DL	Trust Beneficial Interests					591	133,027	68,000	0.01%	E/F
N955DL	Trust Beneficial Interests					576	133,868	113,560	0.01%	E/F
N956DL	Trust Beneficial Interests					580	133,907	108,800	0.01%	E/F
N957DL	Trust Beneficial Interests					576	134,785	109,650	0.01%	E/F
N959DL	Trust Beneficial Interests					573	135,658	110,500	0.01%	E/F
N960DL	Trust Beneficial Interests					563	139,173	109,650	0.01%	E/F
N961DL	Trust Beneficial Interests					570	138,350	103,870	0.01%	E/F
N976DL	Trust Beneficial Interests					654	113,413	103,033	0.01%	E/F
Aircraft Leased to United Airlines, Inc.
N510UA	Trust Beneficial Interests					54	197,409	465,625	0.06%	B/E
N512UA	Trust Beneficial Interests					53	193,046	458,277	0.06%	B/E
N536UA	Trust Beneficial Interests					81	396,289	656,766	0.08%	B/E
N545UA	Trust Beneficial Interests					67	348,071	641,840	0.08%	B/E
N585UA	Trust Beneficial Interests					53	214,737	571,706	0.07%	B/E
United N659UA-767, LLC (N659UA)	Trust Beneficial Interests					412	2,097,640	2,840,323	0.36%	E/F
United N661UA-767, LLC (N661UA)	Trust Beneficial Interests					400	2,066,062	2,852,677	0.36%	E/F

							6,782,749	9,583,217	1.19%
S-F-16

TCP Capital Corp.

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

Issuer	Instrument	Ref	Floor	Spread	Maturity	Shares	Cost	Value	% of Portfolio	Notes
Equity Securities (continued)
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing
KAGY Holding Company, Inc.	Series A Preferred Stock					9,778	$1,091,200	$662,134	0.08%	B/C/E
Semiconductor and Other Electronic Component Manufacturing
AIP/IS Holdings, LLC	Membership Units					352	—	229,504	0.03%	C/E
Software Publishers
SLS Breeze Intermediate Holdings, Inc.	Warrants to Purchase Common Stock					1,232,731	522,678	561,632	0.07%	C/E
Wired Telecommunications Carriers
Integra Telecom, Inc.	Common Stock					1,274,522	8,433,884	5,583,686	0.72%	C/E
Integra Telecom, Inc.	Warrants					346,939	19,920	194,050	0.02%	C/E
V Telecom Investment S.C.A (Luxembourg)	Common Shares					1,393	3,236,256	3,756,053	0.48%	C/D/E/J

							11,690,060	9,533,789	1.22%
Total Equity Securities							80,453,458	39,748,366	5.04%

Total Investments							801,104,779	766,262,959

Cash and Cash Equivalents
Wells Fargo & Company	Overnight Repurchase Agreement	Fixed	—	0.09%	1/2/2014			10,501,688	1.33%
Union Bank of California	Commercial Paper	Fixed	—	0.10%	1/2/2014			8,499,976	1.07%
Cash Denominated in Foreign Currencies								121,389	0.02%
Cash Denominated in Foreign Currencies									0.00%
Cash Held on Account at Various Institutions								3,861,129	0.49%

Cash and Cash Equivalents								22,984,182	2.91%

Total Cash and Investments								$789,247,141	100.00%	I

Notes to Consolidated Statement of Investments:

(A)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(B)
Non-controlled affiliate—as defined under the Investment Company Act of 1940 (ownership of between 5% and 25% of the outstanding voting securities of this issuer). See Consolidated Schedule of Changes in Investments in Affiliates.

(C)
Non-income producing security.

(D)
Principal amount denominated in foreign currency. Amortized cost and fair value converted from foreign currency to US dollars. (See Note 2)

(E)
Restricted security. (See Note 2)

(F)
Controlled issuer—as defined under the Investment Company Act of 1940 (ownership of 25% or more of the outstanding voting securities of this issuer). Investment is not more than 50% owned nor deemed to be a significant subsidiary. See Consolidated Schedule of Changes in Investments in Affiliates.

(G)
Investment has been segregated to collateralize certain unfunded commitments.

(H)
$2,000,000 principal amount of this investment has been segregated to collateralize certain unfunded commitments.

(I)
All cash and investments, except those referenced in Notes G and H above, are pledged as collateral under the Revolving Facilities as described in Note 4 to the Consolidated Financial Statements.

(J)
Non-U.S. company or principal place of business outside the U.S. and as a result the investment is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(K)
Deemed an investment company under Section 3(c) of the Investment Company Act and as a result the investment is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(L)
Publicly traded company with a market capitalization greater than $250 million and as a result the investment is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

S-F-17

TCP Capital Corp.

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

(M)
Negative balances relate to an unfunded commitment that was acquired at a discount.

LIBOR or EURIBOR resets monthly (M), quarterly (Q), or semiannually (S).

Aggregate acquisitions and aggregate dispositions of investments, other than government securities, totaled $471,087,319, and $235,641,665, respectively for the year ended December 31, 2013. Aggregate acquisitions includes investment assets received as payment in kind. Aggregate dispositions includes principal paydowns on and maturities of debt investments. The total value of restricted securities and bank debt as of December 31, 2013 was $765,419,046, or 97.0% of total cash and investments of the Company.

Options and Swaps at December 31, 2013 were as follows:

Investment	Notional Amount	Fair Value
Interest Rate Cap, 4%, expires 5/15/2016	$25,000,000	$14,139
Euro/US Dollar Cross-Currency Basis Swap, Pay Euros/Receive USD, Expires 3/31/17	$4,289,019	$(331,183)

See accompanying notes.

S-F-18

TCP Capital Corp.

Consolidated Statements of Operations

	Year Ended December 31,
	2014	2013	2012 (1)
Investment income
Interest income:
Companies less than 5% owned	$94,632,495	$60,323,117	$42,139,023
Companies 5% to 25% owned	5,394,075	5,445,021	5,850,394
Companies more than 25% owned	896,695	1,210,926	1,253,915
Dividend income:
Companies 5% to 25% owned	1,968,748	—	1,811,189
Lease income:
Companies 5% to 25% owned	320,277	420,375	332,964
Companies more than 25% owned	1,014,053	701,239	490,066
Other income:
Companies less than 5% owned	2,328,980	1,470,116	289,073
Companies 5% to 25% owned	26,125	38,252	26,135

Total investment income	106,581,448	69,609,046	52,192,759

Operating expenses
Management and advisory fees	13,646,064	8,820,229	6,908,942
Interest expense	7,010,215	1,194,158	190,702
Amortization of deferred debt issuance costs	1,926,040	852,618	441,495
Administrative expenses	1,421,863	849,228	—
Legal fees, professional fees and due diligence expenses	1,355,370	797,568	1,165,318
Commitment fees	885,496	292,671	225,560
Director fees	357,050	288,336	199,333
Insurance expense	288,156	189,139	130,140
Custody fees	229,254	149,860	99,947
Professional fees relating to the Conversion	—	—	411,523
Other operating expenses	1,360,564	867,353	619,461

Total operating expenses	28,480,072	14,301,160	10,392,421

Net investment income before taxes	78,101,376	55,307,886	41,800,338
Excise tax expense	808,813	977,624	1,479,978

Net investment income	77,292,563	54,330,262	40,320,360
Net realized and unrealized gain (loss) on investments and foreign currency
Net realized loss:
Investments in companies less than 5% owned	(16,370,638)	(40,379,889)	(29,574,293)
Investments in companies 5% to 25% owned	(4,748,229)	(7,004,857)	13,584,105

Net realized loss	(21,118,867)	(47,384,746)	(15,990,188)
Net change in net unrealized appreciation/depreciation	(6,185,711)	56,456,107	3,205,937

Net realized and unrealized gain (loss)	(27,304,578)	9,071,361	(12,784,251)

Dividends on Series A preferred equity facility	(1,444,634)	(1,516,585)	(1,542,932)
Net change in accumulated dividends on Series A preferred equity facility	6,462	22,033	(59,867)
Distributions of incentive allocation to the General Partner from:
Net investment income	(15,170,877)	(10,567,142)	—
Net realized gains	—	(645,691)	—
Net change in reserve for incentive allocation	1,168,583	(1,168,583)	—
Net increase in net assets applicable to common shareholders resulting from operations	$34,547,519	$49,525,655	$25,933,310

Basic and diluted earnings per common share	$0.88	$1.91	$1.21

Basic and diluted weighted average common shares outstanding	39,395,671	25,926,493	21,475,847

(1)
Prior to the Conversion on April 2, 2012, the Company's portfolio had different objectives.

See accompanying notes.

S-F-19

TCP Capital Corp.

Consolidated Statements of Changes in Net Assets

	Common Stock
				Paid in Net Investment Income	Accumulated Net Realized Losses	Accumulated Net Unrealized Depreciation	Accumulated Non- controlling Interest
	Shares	Par Amount	Capital in Excess of Par					Total Net Assets
Balance at December 31, 2011	418,956	$419	$364,742,957	$13,515,239	$(45,411,498)	$(94,976,243)	$—	$237,870,874

Retirement of old common stock in the Conversion	(418,956)	(419)	419	—	—	—	—	—
Issuance of common stock in the Conversion	15,725,635	15,726	(15,726)	—	—	—	—	—
Issuance of common stock in public offering	5,750,000	5,750	80,956,005	—	—	—	—	80,961,755
Issuance of common stock from dividend reinvestment plan	1,993	2	30,383	—	—	—	—	30,385
Net investment income	—	—	—	40,320,360	—	—	—	40,320,360
Realized and unrealized gains (losses)	—	—	—	—	(15,990,188)	3,205,937	—	(12,784,251)
Dividends on Series A preferred equity facility	—	—	—	(1,602,799)	—	—	—	(1,602,799)
General Partner incentive allocation	—	—	—	—	—	—	—	—
Regular dividends paid to common shareholders	—	—	—	(27,734,951)	—	—	—	(27,734,951)
Special dividends paid to common shareholders	—	—	—	(1,073,823)	—	—	—	(1,073,823)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	(1,479,978)	(897,847)	2,377,825	—	—	—

Balance at December 31, 2012	21,477,628	$21,478	$444,234,060	$22,526,179	$(59,023,861)	$(91,770,306)	$—	$315,987,550

Issuance of common stock in public offering, net	14,720,000	14,720	224,548,170	—	—	—	—	224,562,890
Issuance of common stock from dividend reinvestment plan	2,288	2	37,414	—	—	—	—	37,416
Net investment income	—	—	—	54,330,262	—	—	—	54,330,262
Realized and unrealized gains (losses)	—	—	—	—	(47,384,746)	56,456,107	—	9,071,361
Dividends on Series A preferred equity facility	—	—	—	(1,494,552)	—	—	—	(1,494,552)
General Partner incentive allocation	—	—	—	(10,567,142)	(645,691)	—	(1,168,583)	(12,381,416)
Regular dividends paid to common shareholders	—	—	—	(37,877,134)	—	—	—	(37,877,134)
Special dividends paid to common shareholders				(2,625,122)				(2,625,122)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	(977,624)	(276,396)	1,254,020	—	—	—

Balance at December 31, 2013	36,199,916	$36,200	$667,842,020	$24,016,095	$(105,800,278)	$(35,314,199)	$(1,168,583)	$549,611,255

Issuance of common stock in public offering, net	12,110,000	12,110	201,127,367	—	—	—	—	201,139,477
Issuance of common stock from at the market offerings, net	400,255	400	6,420,026					6,420,426
Issuance of common stock from dividend reinvestment plan	456	—	7,687	—	—	—	—	7,687
Issuance of convertible debt	—	—	2,515,594	—	—	—	—	2,515,594
Net investment income	—	—	—	77,292,563	—	—	—	77,292,563
Realized and unrealized gains (losses)	—	—	—	—	(21,118,867)	(6,185,711)	—	(27,304,578)
Dividends on Series A preferred equity facility	—	—	—	(1,438,172)	—	—	—	(1,438,172)
General Partner incentive allocation	—	—	—	(15,170,877)	—	—	1,168,583	(14,002,294)
Regular dividends paid to common shareholders	—	—	—	(58,867,403)	—	—	—	(58,867,403)
Special dividends paid to common shareholders	—	—	—	(4,245,526)	—	—	—	(4,245,526)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	(808,813)	297,701	511,112	—	—	—

Balance at December 31, 2014	48,710,627	$48,710	$877,103,880	$21,884,381	$(126,408,033)	$(41,499,910)	$—	$731,129,028

See accompanying notes.

S-F-20

TCP Capital Corp.

Consolidated Statements of Cash Flows

	Year Ended December 31,
	2014	2013	2012
Operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$34,547,519	$49,525,655	$25,933,310
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash used in operating activities:
Net realized loss	21,118,867	47,384,746	15,990,188
Net change in unrealized appreciation/depreciation of investments	6,085,664	(55,997,303)	(3,450,486)
Dividends paid on Series A preferred equity facility	1,444,634	1,516,585	1,542,932
Net change in accumulated dividends on Series A preferred equity facility	(6,462)	(22,033)	59,867
Net change in reserve for incentive allocation	(1,168,583)	1,168,583	—
Accretion of original issue discount on investments	(4,843,641)	(2,017,458)	(1,176,644)
Net accretion of market discount/premium	(1,162,316)	(2,007,794)	(2,287,656)
Accretion of original issue discount on convertible debt	212,424	—	—
Interest and dividend income paid in kind	(6,045,878)	(2,620,046)	(2,769,478)
Amortization of deferred debt issuance costs	1,926,040	852,618	441,495
Changes in assets and liabilities:
Purchases of investment securities	(663,469,748)	(468,467,273)	(356,251,448)
Proceeds from sales, maturities and paydowns of investments	266,008,974	235,641,665	211,216,033
Decrease (increase) in accrued interest income—companies less than 5% owned	(2,939,648)	(2,243,204)	1,466,278
Decrease in accrued interest income—companies 5% to 25% owned	161,074	67,573	300,741
Decrease (increase) in accrued interest income—companies more than 25% owned	13,241	11,833	(53,524)
Decrease (increase) in receivable for investments sold	(7,355,405)	4,121,451	(3,430,145)
Decrease (increase) in prepaid expenses and other assets	(1,423,449)	(408,046)	1,419,558
Increase (decrease) in payable for investments purchased	(12,657,424)	(7,107,877)	21,546,908
Increase (decrease) in payable to the Investment Manager	(661,281)	1,011,908	(116,900)
Decrease in management and advisory fees payable	—	—	(565,599)
Increase in interest payable	1,080,012	311,736	43,565
Increase in incentive allocation payable	984,140	3,318,900	—
Increase (decrease) in accrued expenses and other liabilities	83,773	450,995	1,704,082

Net cash used in operating activities	(368,067,473)	(195,506,786)	(88,436,923)

Financing activities
Borrowings	671,500,000	283,000,000	184,000,000
Repayments of debt	(435,500,000)	(262,000,000)	(139,000,000)
Payments of debt issuance costs	(6,657,943)	(3,125,685)	—
Dividends paid on Series A preferred equity facility	(1,444,634)	(1,516,585)	(1,542,932)
Regular dividends paid to common shareholders	(58,867,403)	(37,877,134)	(27,734,951)
Special dividends paid to common shareholders	(4,245,526)	(2,625,122)	(1,073,823)
Proceeds from shares issued in connection with dividend reinvestment plan	7,687	37,416	30,385
Proceeds from common shares sold, net of underwriting and offering costs	207,559,903	224,562,890	80,961,755

Net cash provided by financing activities	372,352,084	200,455,779	95,640,434

Net increase in cash and cash equivalents	4,284,610	4,948,993	7,203,511
Cash and cash equivalents at beginning of period	22,984,182	18,035,189	10,831,678

Cash and cash equivalents at end of period	$27,268,792	$22,984,182	$18,035,189

Supplemental cash flow information
Interest payments	$5,717,779	$352,084	$147,137
Excise tax payments	938,460	969,946	502,978

See accompanying notes.

S-F-21

TCP Capital Corp.

Notes to Consolidated Financial Statements

December 31, 2014

1. Organization and Nature of Operations

        TCP Capital Corp. (the "Company") is a Delaware corporation formed on April 2, 2012 as an externally managed, closed-end, non-diversified management investment company. The Company elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company's investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. The Company invests primarily in the debt of middle-market companies as well as small businesses, including senior secured loans, junior loans, mezzanine debt and bonds. Such investments may include an equity component, and, to a lesser extent, the Company may make equity investments directly.

        The Company was formed through the conversion on April 2, 2012 of the Company's predecessor, Special Value Continuation Fund, LLC ("SVCF"), from a limited liability company to a corporation in a non-taxable transaction, leaving the Company as the surviving entity (the "Conversion"). At the time of the Conversion, all limited liability company interests were exchanged for 15,725,635 shares of common stock in the Company. As a result of the Conversion, the books and records of SVCF have become the books and records of the surviving entity. On April 3, 2012, the Company completed its initial public offering. For periods prior to April 2, 2012, the consolidated financial statements and related footnotes reflect the performance of SVCF. Per share amounts prior to the conversion are not considered useful and have been marked as "N/A" in the consolidated financial statements.

        Investment operations are conducted in Special Value Continuation Partners, LP, a Delaware limited partnership (the "Partnership"), of which the Company owns 100% of the common limited partner interests, or in one of the Partnership's wholly owned subsidiaries, TCPC Funding I, LLC, a Delaware limited liability company ("TCPC Funding") and TCPC SBIC, LP, a Delaware limited partnership (the "SBIC"). The Partnership has also elected to be treated as a BDC under the 1940 Act. The SBIC was organized in June 2013, and on April 22, 2014, received a license from the United States Small Business Administration (the "SBA") to operate as a small business investment company under the provisions of Section 301(c) of the Small Business Investment Act of 1958. These consolidated financial statements include the accounts of the Company, the Partnership, TCPC Funding and the SBIC. All significant intercompany transactions and balances have been eliminated in the consolidation.

        The Company has elected to be treated as a regulated investment company ("RIC") for U.S. federal income tax purposes. As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements. The Partnership, TCPC Funding, and the SBIC have elected to be treated as partnerships for U.S. federal income tax purposes.

        The general partner of the Partnership is SVOF/MM, LLC, which also serves as the administrator of the Company and the Partnership (the "Administrator" or the "General Partner"). The managing member of the General Partner is Tennenbaum Capital Partners, LLC (the "Advisor"), which serves as the Investment Manager to the Company, the Partnership, TCPC Funding, and the SBIC. Most of the equity interests in the General Partner are owned directly or indirectly by the Advisor and its employees.

S-F-22

TCP Capital Corp.

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

1. Organization and Nature of Operations – (continued)

        Company management consists of the Investment Manager and the Board of Directors. Partnership management consists of the General Partner and the Board of Directors. The Investment Manager and the General Partner direct and execute the day-to-day operations of the Company and the Partnership, respectively, subject to oversight from the respective Board of Directors, which sets the broad policies of the Company and performs certain functions required by the 1940 Act in the case of the Partnership.

        The Board of Directors of the Partnership has delegated investment management of the Partnership's assets to the Investment Manager. Each Board of Directors consists of five persons, three of whom are independent. If the Company or the Partnership has preferred equity interests outstanding, as the Partnership currently does, the holders of the preferred interests voting separately as a class are entitled to elect two of the Directors. The remaining directors will be subject to election by holders of the common shares and preferred interests voting together as a single class.

2. Summary of Significant Accounting Policies

Basis of Presentation

        The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") Topic 946, Financial Services—Investment Companies. The following is a summary of the significant accounting policies of the Company and the Partnership.

Reclassifications

        Certain prior period amounts have been reclassified to conform to the current period presentation.

Use of Estimates

        The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates and differences could be material.

Investment Valuation

        The Company's investments are generally held by the Partnership, TCPC Funding, or the SBIC. Management values investments at fair value in accordance with GAAP, based upon the principles and methods of valuation set forth in policies adopted by the Partnership's Board of Directors and in conformity with procedures set forth in the Revolving Facilities and the statement of preferences for the Preferred Interests, as defined in Note 4, below.

S-F-23

TCP Capital Corp.

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies – (continued)

        Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

        All investments are valued at least quarterly based on affirmative pricing or quotations from independent third-party sources, with the exception of investments priced directly by the Investment Manager which together comprise, in total, less than 5% of the capitalization of the Partnership. Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are valued using prices provided by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued using affirmative valuations performed by independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, directly by the Investment Manager.

        Fair valuations of investments are determined under our documented valuation policy that has been reviewed and approved by the Boards of Directors of the Company and the Partnership, and are subject to their approval in good faith. Generally, to increase objectivity in valuing the investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager's valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Company's assets.

        Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, the principal market in which the investment trades and enterprise values, among other factors.

S-F-24

TCP Capital Corp.

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies – (continued)

        Unobservable inputs used in the fair value measurement of Level 3 investments as of December 31, 2014 included the following:

Asset Type	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Avg.)
Bank Debt	$600,260,796	Market rate approach	Market yields	4.2% - 21.4% (11.8%)
	213,981,543	Market quotations	Indicative bid/ask quotes	1 - 2 (1)
	15,192,545	Market comparable companies	Revenue multiples	0.4x (0.4x)
	11,103,295	Market comparable companies	EBITDA multiples	6.5x - 7.8x (7.0x)
Other Corporate Debt	67,691	Market rate approach	Market yields	19.8% (19.8%)
	47,536,522	Market quotations	Indicative bid/ask quotes	1 - 6 (2)
	13,628,940	Market comparable companies	EBITDA multiples	7.8x - 10.5x (8.7x)
Equity	7,329,504	Market rate approach	Market yields	6.0% - 18.0% (7.7%)
	4,463,532	Market quotations	Indicative bid/ask quotes	1 - 2 (1)
	916,535	Market comparable companies	Revenue multiples	0.4x - 1.1x (1.1x)
	20,233,200	Market comparable companies	EBITDA multiples	4.6x - 8.0x (6.6x)

$934,714,103

        Generally, a change in an unobservable input may result in a change to the value of an investment as follows:

Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market yields	Decrease	Increase
Revenue multiples	Increase	Decrease
EBITDA multiples	Increase	Decrease

        Investments may be categorized based on the types of inputs used in valuing such investments. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.

S-F-25

TCP Capital Corp.

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies – (continued)

        At December 31, 2014, the Company's investments were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$—	$—	$—
2	Other observable market inputs *	131,946,338	79,875,445	—
3	Independent third-party pricing sources that employ significant unobservable inputs	840,538,179	56,621,975	30,618,142
3	Investment Manager valuations with significant unobservable inputs	—	4,611,178	2,324,629

Total		$972,484,517	$141,108,598	$32,942,771

*
For example, quoted prices in inactive markets or quotes for comparable investments.

        Changes in investments categorized as Level 3 during the year ended December 31, 2014 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$515,953,643	$53,334,634	$36,066,746
Net realized and unrealized gains (losses)	(16,044,779)	(6,935,629)	(2,582,999)
Acquisitions	567,677,189	7,470,587	7,136,219
Dispositions	(171,906,580)	(22,549,239)	(9,646,950)
Transfers out of Level 3 †	(59,202,094)	—	—
Transfers into Level 3 ‡	—	25,301,622	—
Reclassifications within Level 3 §	4,060,800	—	(354,874)

Ending balance	$840,538,179	$56,621,975	$30,618,142

Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(8,158,271)	$(5,915,319)	$(779,140)

†
Comprised of six investments that transferred to Level 2 due to increased observable market activity.

‡
Comprised of two investments that transferred from Level 2 due to reduced trading volumes.

§
Comprised of one investment that reclassified from Investment Manager Valuation and one that reclassified to Investment Manager Valuation.

S-F-26

TCP Capital Corp.

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies – (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$4,060,800	$7,631,335	$2,837,707
Net realized and unrealized losses	—	(506,374)	(101,443)
Acquisitions	—	4,585,133	230,939
Dispositions	—	(7,098,916)	(997,448)
Reclassifications within Level 3 **	(4,060,800)	—	354,874

Ending balance	$—	$4,611,178	$2,324,629

Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$—	$164,526	$(1,098,891)

**
Comprised of one investment that reclassified to Independent Third-Party Valuation and one that reclassified from Independent Third-Party Valuation.

        There were no transfers between Level 1 and 2 during the year ended December 31, 2014.

        At December 31, 2013, the Company's investments were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$—	$—	$843,913
2	Other observable market inputs *	68,221,814	77,312,367	—
3	Independent third-party pricing sources that employ significant unobservable inputs	515,953,643	53,334,634	36,066,746
3	Investment Manager valuations with significant unobservable inputs	4,060,800	7,631,335	2,837,707

Total		$588,236,257	$138,278,336	$39,748,366

*
For example, quoted prices in inactive markets or quotes for comparable investments.

S-F-27

TCP Capital Corp.

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies – (continued)

        Changes in investments categorized as Level 3 during the year ended December 31, 2013 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$359,343,326	$17,171,637	$32,675,370
Net realized and unrealized gains (losses)	1,250,413	7,294,073	(4,419,997)
Acquisitions	303,602,832	38,349,618	18,222,765
Dispositions	(138,765,762)	(15,172,634)	(8,258,531)
Transfers out of Level 3 †	(58,651,283)	(10,300,000)	—
Transfers into Level 3 ‡	49,174,117	15,991,940	—
Reclassifications within Level 3 §	—	—	(2,152,861)

Ending balance	$515,953,643	$53,334,634	$36,066,746

Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$3,649,723	$1,090,962	$745,675

†
Comprised of nine investments that transferred to Level 2 due to increased observable market activity.

‡
Comprised of six investments that transferred from Level 2 due to reduced trading volumes.

§
Comprised of one investment that was reclassified to Investment Manager Valuation.

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$—	$7,167,458	$1,424,764
Net realized and unrealized gains (losses)	520,800	323,658	904,068
Acquisitions	3,540,000	140,219	—
Dispositions	—	—	(1,643,986)
Reclassifications within Level §	—	—	2,152,861

Ending balance	$4,060,800	$7,631,335	$2,837,707

Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$520,800	$323,658	$(659,522)

§
Comprised of one investment that was reclassified from Independent Third-Party Valuation.

        There were no transfers between Level 1 and 2 during the year ended December 31, 2013.

S-F-28

TCP Capital Corp.

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies – (continued)

Investment Transactions

        Investment transactions are recorded on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

        Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of generally three months or less.

Repurchase Agreements

        In connection with transactions in repurchase agreements, it is the Company's policy that the custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Restricted Investments

        The Company may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Consolidated Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

        The Company may invest in instruments traded in foreign countries and denominated in foreign currencies. Foreign currency denominated investments comprised approximately 1.7% and 2.7% of total investments at December 31, 2014 and December 31, 2013, respectively. Such positions were converted at the respective closing rate in effect at December 31, 2014 and December 31, 2013 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. The portion of gains and losses on foreign investments resulting from fluctuations in foreign currencies is included in net realized and unrealized gain or loss from investments.

S-F-29

TCP Capital Corp.

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies – (continued)

        Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

        In order to mitigate certain currency exchange and interest rate risks, the Partnership has entered into certain swap and option transactions. All derivatives are recognized as either assets or liabilities in the Consolidated Statement of Assets and Liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates and the value of foreign currency relative to the U.S. dollar.

        The Partnership did not enter into any new derivative transactions during the year ended December 31, 2014. At December 31, 2014, the Partnership held an interest rate cap with a notional amount of $25,000,000 and a cross currency basis swap with a notional amount of $4,289,019. Gains and losses from derivatives during the year ended December 31, 2014 were included in net realized and unrealized loss on investments in the Consolidated Statement of Operations as follows:

Instrument	Realized Gains (Losses)	Unrealized Gains (Losses)
Cross currency basis swap	$—	$2,048,793
Interest rate cap	—	(13,642)

        During the year ended December 31, 2013, the Partnership purchased an interest rate cap with a notional amount of $25,000,000. During the year ended December 31, 2013, the Partnership exited a cross currency basis swap with a notional amount of $6,040,944, and entered into a new cross currency basis swap with a notional amount of $4,289,019. Gains and losses from derivatives during the year ended December 31, 2013 were included in net realized and unrealized loss on investments in the Consolidated Statement of Operations as follows:

Instrument	Realized Gains (Losses)	Unrealized Gains (Losses)
Cross currency basis swap	$—	$(331,183)
Interest rate cap		(37,611)

S-F-30

TCP Capital Corp.

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies – (continued)

        Valuations of derivatives held at December 31, 2014 and December 31, 2013 were determined using observable market inputs other than quoted prices in active markets for identical assets and, accordingly, are classified as Level 2 in the GAAP valuation hierarchy.

Debt Issuance Costs

        Costs of approximately $1.5 million were incurred during 2013 in connection with the extension of the Partnership's revolving credit facility (see Note 4). Costs of approximately $1.6 million and $1.8 million were incurred during 2013 and 2014 in connection with placing and extending TCPC Funding's revolving credit facility (see Note 4), respectively. Costs of approximately $3.4 million were incurred in June 2014 in connection with placing the Company's unsecured convertible notes (see Note 4). Costs of approximately $1.5 million were incurred during 2014 in connection with placing TCPC SBIC's SBA debentures (see Note 4). These costs were deferred and are being amortized on a straight-line basis over the estimated life of the respective instruments. The impact of utilizing the straight-line amortization method versus the effective-interest method is not material to the operations of the Company or the Partnership.

Revenue Recognition

        Interest and dividend income, including income paid in kind, is recorded on an accrual basis. Origination, structuring, closing, commitment and other upfront fees, including original issue discounts, earned with respect to capital commitments are generally amortized or accreted into interest income over the life of the respective debt investment. Other fees, including certain amendment fees, prepayment fees and commitment fees on broken deals, are recognized as earned. Prepayment fees and similar income received upon the early repayment of a loan or debt security are included in interest income.

        Certain debt investments are purchased at a discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method assuming there are no questions as to collectability. When principal payments on a loan are received in an amount in excess of the loan's amortized cost, the excess principal payments are recorded as interest income.

Income Taxes

        The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the consolidated financial statements. The income or loss of the Partnership, TCPC Funding and the SBIC is reported in the respective partners' income tax returns. In accordance with ASC Topic 740—Income Taxes, the Company recognizes in its consolidated financial statements the effect of a tax position when it is determined that such position is more likely than not, based on the technical

S-F-31

TCP Capital Corp.

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies – (continued)

merits, to be sustained upon examination. As of December 31, 2014, all tax years of the Company, the Partnership, TCPC Funding and the SBIC since January 1, 2011 remain subject to examination by federal tax authorities. No such examinations are currently pending.

        During the year ended December 31, 2014, the Company accrued $808,813 in excise taxes related to income earned in 2014 and paid $938,460 in excise taxes related to income earned in 2013. During the year ended December 31, 2013, the Company paid $969,946 in excise taxes related to income earned in 2012. During the year ended December 31, 2012, the Company paid $502,978 in excise taxes related to income earned in 2011.

        Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Capital accounts within the financial statements are adjusted at year end for permanent book and tax differences. At December 31, 2014, the Company reclassified $808,813 in excise tax expenses from accumulated net investment income to paid-in capital, $17,846 in foreign currency gains from accumulated net realized losses to accumulated net investment income, and $528,959 in certain investment income from accumulated net investment income to accumulated net realized losses. At December 31, 2013, the Company reclassified $977,624 in excise tax expenses from accumulated net investment income to paid-in capital, $47,326 in foreign currency losses from accumulated net realized losses to accumulated net investment income, and $1,206,694 in certain investment income from accumulated net investment income to accumulated net realized losses. At December 31, 2012, the Company reclassified $2,377,825 in foreign currency losses from accumulated net realized losses to accumulated net investment income and $1,479,978 in excise tax expenses from accumulated net investment income to paid-in capital. Temporary differences are primarily attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions, and will reverse in subsequent periods.

        The tax-basis components of distributable earnings (accumulated deficit) applicable to the common shareholders of the Company and the cost and unrealized appreciation and depreciation of investments (including derivatives) for U.S. federal income tax purposes at December 31, 2014 and December 31, 2013 were as follows:

	December 31, 2014	December 31, 2013
Undistributed ordinary income	$23,253,013	$24,219,834
Capital loss carryforwards	(109,786,977)	(60,301,810)
Post-October capital loss deferrals	(16,301,455)	(45,178,866)
Unrealized appreciation	$32,342,656	$31,095,792
Unrealized depreciation	(73,638,935)	(66,306,406)

Net unrealized depreciation	(41,296,279)	(35,210,614)

Cost	$1,189,550,272	$801,156,529

        The Company's capital loss carryforwards may be used to offset capital gains in succeeding taxable years. Of the carryforwards, $2,987,224 and $34,759,833 will expire after 2017 and 2018, respectively. The remaining $72,039,920 will carry forward indefinitely until

S-F-32

TCP Capital Corp.

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies – (continued)

used. Distributions to holders of the Series A Preferred are treated, on an accrual basis, as distributions of ordinary income for federal tax purposes.

3. Management Fees, Incentive Compensation and Other Expenses

        The Company's management fee is calculated at an annual rate of 1.5% of total assets (excluding cash and cash equivalents) on a consolidated basis as of the beginning of each quarter and is payable to the Investment Manager quarterly in arrears.

        Incentive compensation is only paid to the extent the total performance of the Company exceeds a cumulative 8% annual return since January 1, 2013 (the "Total Return Hurdle"). Beginning January 1, 2013, the incentive compensation equals 20% of net investment income (reduced by preferred dividends) and 20% of net realized gains (reduced by any net unrealized losses), subject to the Total Return Hurdle. The incentive compensation is payable quarterly in arrears as an allocation and distribution to the General Partner and is calculated as the difference between cumulative incentive compensation earned since January 1, 2013 and cumulative incentive compensation paid since January 1, 2013. No incentive compensation was incurred prior to January 1, 2013. A reserve for incentive compensation is accrued based on the amount of additional incentive compensation that would have been distributable to the General Partner assuming a hypothetical liquidation of the Company at net asset value on the balance sheet date. At December 31, 2014 and December 31, 2013, the General Partner's equity interest in the Partnership was comprised entirely of such reserve amount, if any, and is reported as a non-controlling interest in the consolidated financial statements of the Company.

        The Company and the Partnership bear all respective expenses incurred in connection with the business of the Company and the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers' and finders' fees relating to investments, and any other transaction costs associated with the purchase and sale of investments.

4. Leverage

        Leverage is comprised of convertible senior unsecured notes issued by the Company (the "Convertible Notes"), amounts outstanding under senior secured revolving credit facilities issued by the Partnership (the "Partnership Facility") and TCPC Funding (the "TCPC Funding Facility," and, together with the Partnership Facility, the "Revolving Facilities"), debentures guaranteed by the SBA (the "SBA Debentures"), and amounts outstanding under a preferred

S-F-33

TCP Capital Corp.

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

4. Leverage – (continued)

equity facility issued by the Partnership (the "Preferred Interests"), at December 31, 2014 as follows:

	Maturity	Rate		Carrying Value**	Available	Total Capacity
Operating Company Facility	2017	L+2.5%	*	$70,000,000	$46,000,000	$116,000,000
TCPC Funding Facility	2017	L+2.5%	*	125,000,000	125,000,000	250,000,000
Convertible Notes ($108 million par)	2019	5.25%		105,696,830	—	105,696,830
SBA Program	2024 - 2025	3.015%	†	28,000,000	47,000,000	75,000,000
Preferred Interests	2016	L+0.85%	*	134,000,000	—	134,000,000

Total leverage				$462,696,830	$218,000,000	$680,696,830

*
Based on either LIBOR or the lender's cost of funds, subject to certain limitations.

**
Except for the Convertible Notes, all carrying values are the same as the principal amounts outstanding.

†
Interest rate on pooled loans, excluding fees of 0.355%. As of December 31, 2014, $9.5 million of the outstanding amount bore interest at a temporary rate of 0.555% plus fees of 0.355% through March 25, 2015, the date of the next SBA pooling.

        Total leverage outstanding and available at December 31, 2013 were as follows:

	Maturity	Rate		Carrying Value	Available	Total Capacity
Operating Company Facility	2016	L+0.44%	*	$45,000,000	$71,000,000	$116,000,000
TCPC Funding Facility	2016	L+2.75%	*	50,000,000	50,000,000	100,000,000
Preferred Interests	2016	L+0.85%	*	134,000,000	—	134,000,000

Total leverage				$229,000,000	$121,000,000	$350,000,000

*
Based on either LIBOR or the lender's cost of funds, subject to certain limitations.

        The combined weighted-average interest and dividend rates on total leverage outstanding at December 31, 2014 and December 31, 2013 were 2.86% and 1.38%, respectively.

        Total expenses related to our debt include:

	Year Ended December 31,
	2014	2013	2012
Interest expense	$7,010,215	$1,194,158	$190,702
Amortization of deferred debt issuance costs	1,926,040	852,618	441,495
Commitment fees	885,496	292,671	225,560

Total	$9,821,751	$2,339,447	$857,757

        Amounts outstanding under the Revolving Facilities, the Convertible Notes and the SBA Debentures are carried at amortized cost in the Statement of Assets and Liabilities. As of December 31, 2014, the estimated fair value of the Partnership Facility and the SBA

S-F-34

TCP Capital Corp.

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

4. Leverage – (continued)

Debentures approximated its carrying value, and the TCPC Funding Facility and Convertible Notes had estimated fair values of $126.4 million and $108.2 million, respectively. The estimated fair values of the Revolving Facilities, the Convertible Notes and the SBA Debentures are determined by discounting projected remaining payments using market interest rates for our borrowings and entities with similar credit risks at the measurement date. At December 31, 2014, the fair values of the Revolving Facilities, the Convertible Notes and the SBA Debentures as prepared for disclosure purposes were deemed to be Level 3 in the GAAP valuation hierarchy.

Convertible Notes

        On June 11, 2014, the Company issued $108 million of convertible senior unsecured notes that mature on December 15, 2019, unless previously converted or repurchased in accordance with their terms. The Convertible Notes are general unsecured obligations of the Company, and rank structurally junior to the Revolving Facilities and Preferred Interests. The Company does not have the right to redeem the Convertible Notes prior to maturity. The Convertible Notes bear interest at an annual rate of 5.25%, payable semi-annually. In certain circumstances, the Convertible Notes will be convertible into cash, shares of the Company's common stock or a combination of cash and shares of common stock (such combination to be at the Company's election), at an initial conversion rate of 50.9100 shares of common stock per one thousand dollar principal amount of the Convertible Notes, which is equivalent to an initial conversion price of approximately $19.64 per share of common stock, subject to customary anti-dilution adjustments. The initial conversion price was approximately 12.5% above the $17.46 per share closing price of the Company's common stock on June 11, 2014. At December 31, 2014, the principal amount of the Convertible Notes exceeded the value of the conversion rate multiplied by the per share closing price of the Company's common stock. Therefore, no additional shares have been added to the calculation of diluted earnings per common share and weighted average common shares outstanding.

        Prior to the close of business on the business day immediately preceding June 15, 2019, holders may convert their Convertible Notes only under certain circumstances set forth in the indenture governing the terms of the Convertible Notes (the "Indenture"). On or after June 15, 2019 until the close of business on the scheduled trading day immediately preceding December 15, 2019, holders may convert their Convertible Notes at any time. Upon conversion, the Company will pay or deliver, as the case may be, at its election, cash, shares of the Company's common stock or a combination of cash and shares of the Company's common stock, subject to the requirements of the Indenture.

        The Convertible Notes are accounted for in accordance with ASC Topic 470-20—Debt with Conversion and Other Options. Upon conversion of any Convertible Note, the Company intends to pay the outstanding principal amount in cash and to the extent that the conversion value exceeds the principal amount, has the option to pay the excess amount in cash or shares of our common stock (or a combination of cash and shares), subject to the requirements of the Indenture. The Company has determined that the embedded conversion option in the Convertible Notes is not required to be separately accounted for as a derivative under GAAP. At the time of issuance the estimated values of the debt and equity components

S-F-35

TCP Capital Corp.

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

4. Leverage – (continued)

of the Convertible Notes were approximately 97.7% and 2.3%, respectively. The original issue discount equal to the equity component of the Convertible Notes was recorded in "paid-in-capital in excess of par" in the accompanying Consolidated Statement of Assets and Liabilities. As a result, the Company will record interest expense comprised of both stated interest and accretion of the original issue discount. At the time of issuance, the equity component was $2,515,594. As of December 31, 2014, the components of the carrying value of the Convertible Notes were as follows:

Principal amount of debt	$108,000,000
Original issue discount, net of accretion	(2,303,170)

Carrying value of debt	$105,696,830

        For the year ended December 31, 2014, the components of interest expense for the Convertible Notes were as follows:

Stated interest expense	$3,039,750
Accretion of original issue discount	212,424

Total interest expense	$3,252,174

        The estimated effective interest rate of the debt component of the Convertible Notes, equal to the stated interest of 5.25% plus the accretion of the original issue discount, was approximately 5.75% for the year ended December 31, 2014.

Partnership Facility

        The Partnership Facility provides for amounts to be drawn up to $116 million, subject to certain collateral and other restrictions. The Partnership Facility matures on July 31, 2016. Most of the cash and investments held directly by the Partnership, as well as the net assets of TCPC Funding and the SBIC, are included in the collateral for the facility.

        Advances under the Partnership Facility through July 31, 2014 bore interest at an annual rate equal to 0.44% plus either LIBOR or the lender's cost of funds (subject to a cap of LIBOR plus 20 basis points). Advances under the Partnership Facility for periods from July 31, 2014 through the maturity date of the facility bear interest at an annual rate equal to 2.5% plus either LIBOR or the lender's cost of funds (subject to a cap of LIBOR plus 20 basis points). In addition to amounts due on outstanding debt, the facility accrues commitment fees of 0.20% per annum on the unused portion of the facility, or 0.25% per annum when less than $46.4 million in borrowings are outstanding. The facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Partnership fail to satisfy certain financial or other covenants. As of December 31, 2014, the Partnership was in full compliance with such covenants.

S-F-36

TCP Capital Corp.

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

4. Leverage – (continued)

SBA Debentures

        As of December 31, 2014 the SBIC is able to issue up to $75 million in SBA Debentures, subject to funded regulatory capital and other customary regulatory requirements. As of December 31, 2014, the Partnership had committed $75 million of regulatory capital to the SBIC, $31.5 million of which had been funded. SBA Debentures are non-recourse and may be prepaid at any time without penalty. Once drawn, the SBIC debentures bear an interim interest rate of LIBOR plus 30 basis points. The rate then becomes fixed at the time of SBA pooling, which occurs twice each year, and is set to the then-current 10-year treasury rate plus a spread and an annual SBA charge.

        SBA Debentures outstanding as of December 31, 2014 were as follows:

Issuance Date	Maturity	Debenture Amount	Fixed Interest Rate		SBA Annual Charge
September 24, 2014	September 1, 2024	$18,500,000	3.015%		0.355%
December 11, 2014	March 25, 2015	9,500,000	0.555	%*	0.355%

		$28,000,000

*
Interest rate on pooled loans, excluding fees of 0.355%. As of December 31, 2014, $9.5 million of the outstanding amount bore interest at a temporary rate of 0.555% plus fees of 0.355% through March 25, 2015, the date of the next SBA pooling.

TCPC Funding Facility

        The TCPC Funding Facility, issued on May 15, 2013, provides for amounts to be drawn up to $250 million, subject to certain collateral and other restrictions. The TCPC Funding Facility matures on May 15, 2017, subject to extension by the lender at the request of TCPC Funding. The facility contains an accordion feature which allows for expansion of the facility up to $300 million subject to consent from the lender and other customary conditions. The cash and investments of TCPC Funding are included in the collateral for the facility.

        As of December 31, 2014, borrowings under the TCPC Funding Facility bore interest at a rate of LIBOR plus 2.50% per annum. In addition to amounts due on outstanding debt, the facility accrues commitment fees of 0.75% per annum on the unused portion of the facility, or 1.00% per annum when the unused portion is greater than 33% of the total facility. The facility may be terminated, and any outstanding amounts thereunder may become due and payable, should TCPC Funding fail to satisfy certain financial or other covenants. As of December 31, 2014, TCPC Funding was in full compliance with such covenants.

Preferred Interests

        At December 31, 2014, the Preferred Interests were comprised of 6,700 Series A preferred limited partner interests issued and outstanding with a liquidation preference of $20,000 per interest. The Preferred Interests accrue dividends at an annual rate equal to 0.85% plus either LIBOR or the interestholder's cost of funds (subject to a cap of LIBOR plus 20 basis points). The Preferred Interests are redeemable at the option of the Partnership, subject to certain

S-F-37

TCP Capital Corp.

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

4. Leverage – (continued)

conditions. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Preferred Interests or repay indebtedness, at the Partnership's option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Preferred Interests or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. As of December 31, 2014, the Partnership was in full compliance with such requirements.

5. Commitments, Contingencies, Concentration of Credit Risk and Off-Balance Sheet Risk

        The Partnership, TCPC Funding and the SBIC conduct business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the San Francisco area.

        In the normal course of business, investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the custodian. These activities may expose the Company, the Partnership, TCPC Funding and the SBIC to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Company, the Partnership, TCPC Funding and the SBIC enter into contracts that contain a variety of indemnifications, and are engaged from time to time in various legal actions. The maximum exposure under these arrangements and activities is unknown. However, management expects the risk of material loss to be remote.

        The Consolidated Statement of Investments includes certain revolving loan facilities and other commitments held by the Partnership with unfunded balances at December 31, 2014 as follows:

Revolving Loan Facilities	$46,769,163
Delayed Draw Loans and Notes	28,426,687
Letters of Credit	9,379,246

Total Unfunded Commitments	$84,575,096

6. Related Parties

        The Company, the Partnership, TCPC Funding, the SBIC, the Investment Manager, the General Partner and their members and affiliates may be considered related parties. From time to time, the Partnership advances payments to third parties on behalf of the Company which are reimbursable through deductions from distributions to the Company. At December 31, 2014, no such amounts were outstanding. From time to time, the Investment Manager advances payments to third parties on behalf of the Company and the Partnership and receives reimbursement from the Company and the Partnership. At December 31, 2014, amounts reimbursable to the Investment Manager totaled $459,827, as reflected in the Consolidated Statement of Assets and Liabilities.

S-F-38

TCP Capital Corp.

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

6. Related Parties – (continued)

        Pursuant to administration agreements between the Administrator and each of the Company and the Partnership (the "Administration Agreements"), the Administrator may be reimbursed for costs and expenses incurred by the Administrator for office space rental, office equipment and utilities allocable to the Company or the Partnership, as well as costs and expenses incurred by the Administrator or its affiliates relating to any administrative, operating, or other non-investment advisory services provided by the Administrator or its affiliates to the Company or the Partnership. For the years ended December 31, 2014 and 2013, expenses allocated pursuant to the Administration Agreements totaled $1,421,863 and $849,228, respectively. The Administrator waived reimbursement of all administrative expenses prior to January 1, 2013.

        On November 25, 2014, the Company and the Partnership obtained an exemptive order (the "Exemptive Order") from the Securities and Exchange Commission permitting the Company and the Partnership to purchase certain investments from affiliated investment companies at fair value. The Exemptive Order exempts the Company and the Partnership from provisions of Sections 17(a) and 57(a) of the 1940 Act which would otherwise restrict such transfers. All such purchases are subject to the conditions set forth in the Exemptive Order, which among others include certain procedures to verify that each purchase is done at the current fair value of the respective investment. During the year ended December 31, 2014, the Company purchased approximately $26.5 million of investments from affiliates (as defined in the 1940 Act), which were classified as Level 2 in the GAAP valuation hierarchy at the time of the transfer and the selling party has no continuing involvement in the transferred assets. All of the transfers were consummated in accordance with the provisions of the Exemptive Order and were accounted for as a purchase in accordance with ASC 860, Transfers and Servicing.

7. Stockholders' Equity and Dividends

        The following table summarizes the total shares issued and proceeds received in the public offering of the Company's common stock net of underwriting discounts and offering costs as well as shares issued in connection with the Company's dividend reinvestment plan for the year ended December 31, 2014.

	Shares Issued	Price Per Share		Net Proceeds
August 1, 2014 public offering	6,210,000	$17.33		$103,940,721
November 26, 2014 public offering	5,900,000	17.05		97,198,756
At-the-market offerings	400,225	16.04	*	6,420,426
Shares issued from dividend reinvestment plan	456	16.86	*	7,687

        The following table summarizes the total shares issued and proceeds received in the public offering of the Company's common stock net of underwriting discounts and offering

S-F-39

TCP Capital Corp.

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

7. Stockholders' Equity and Dividends – (continued)

costs as well as shares issued in connection with the Company's dividend reinvestment plan for the year ended December 31, 2013:

	Shares Issued	Price Per Share		Net Proceeds
May 21, 2013 public offering	5,175,000	$15.63		$78,176,790
October 1, 2013 public offering	4,370,000	15.76		66,473,600
December 18, 2013 public offering	5,175,000	16.00		79,912,500
Shares issued from dividend reinvestment plan	2,288	16.35	*	37,416

*
Weighted-average price per share.

        The Company's dividends are recorded on the ex-dividend date. The following table summarizes the Company's dividends declared for the year ended December 31, 2014:

Date Declared	Record Date	Payment Date	Type	Amount Per Share	Total Amount
March 6, 2014	March 17, 2014	March 31, 2014	Regular	$0.36	$13,031,970
May 7, 2014	June 18, 2014	June 30, 2014	Regular	0.36	13,032,007
May 7, 2014	June 18, 2014	June 30, 2014	Special	0.05	1,810,001
August 7, 2014	September 16, 2014	September 30, 2014	Regular	0.36	15,267,647
November 5, 2014	December 8, 2014	December 31, 2014	Regular	0.36	17,535,779
November 5, 2014	December 8, 2014	December 31, 2014	Special	0.05	2,435,525

				$1.54	$63,112,929

        The following table summarizes the Company's dividends declared for the year ended December 31, 2013:

Date Declared	Record Date	Payment Date	Type	Amount Per Share	Total Amount
March 7, 2013	March 18, 2013	March 29, 2013	Regular	$0.35	$7,517,170
March 7, 2013	March 18, 2013	March 29, 2013	Special	0.05	1,073,881
May 8, 2013	June 7, 2013	June 28, 2013	Regular	0.36	9,595,344
August 8, 2013	September 9, 2014	September 30, 2013	Regular	0.36	9,595,692
November 7, 2013	December 10, 2013	December 31, 2013	Regular	0.36	11,168,929
November 7, 2013	December 10, 2013	December 31, 2013	Special	0.05	1,551,240

				$1.53	$40,502,256

S-F-40

TCP Capital Corp.

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

8. Earnings Per Share

        The following information sets forth the computation of the net increase in net assets per share resulting from operations for the years ended December 31, 2014, December 31, 2013 and December 31, 2012:

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net increase in net assets applicable to common shareholders resulting from operations	$34,547,519	$49,525,655	$25,933,310
Weighted average shares outstanding	39,395,671	25,926,493	21,475,847
Earnings per share	$0.88	$1.91	$1.21

9. Subsequent Events

        On February 24, 2015, the Company's Board of Directors approved a stock repurchase plan (the "Company 10b5-1 Plan") to acquire up to $50 million in the aggregate of the Company's common stock at prices at certain thresholds below the Company's net asset value per share, in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Securities Exchange Act of 1934.

        The Company Repurchase Plan is designed to allow TCPC to repurchase its common stock at times when it otherwise might be prevented from doing so under insider trading laws. The Company Repurchase Plan will require an agent selected by TCPC to repurchase shares of common stock on TCPC's behalf if and when the market price per share is at certain thresholds below the most recently reported net asset value per share. Under the plan, the agent will increase the volume of purchases made if the price of TCPC's common stock declines, subject to volume restrictions. The timing and amount of any stock repurchases will depend on the terms and conditions of the Company Repurchase Plan, the market price of the common stock and trading volumes, and no assurance can be given that any particular amount of common stock will be repurchased.

        Unless extended or terminated by its board of directors, TCPC expects that the Company Repurchase Plan will be in effect through the earlier of two trading days after TCPC's first quarter 2015 earnings release or such time as the approved $50 million repurchase amount has been fully utilized, subject to certain conditions.

        On March 6, 2015, the company expanded the TCPC Funding Facility by $50 million to $300 million, increased the accordion feature by $50 million to $350 million and extended the maturity date to March 6, 2019.

        On March 10, 2015, the Company's board of directors declared a first quarter regular dividend of $0.36 per share payable on March 31, 2015 to stockholders of record as of the close of business on March 19, 2015.

S-F-41

TCP Capital Corp.

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

10. Financial Highlights

        The financial highlights below show the Company's results of operations for the years ended December 31, 2014, December 31, 2013 and December 31, 2012. Per share amounts are calculated assuming the common shares issued in the Conversion on April 2, 2012 and those sold in the initial public offering on April 3, 2012 had been issued as of the beginning of the year.

	Year Ended December 31,
	2014	2013	2012
Per Common Share
Per share NAV at beginning of period (1)	$15.18	$14.71	$14.84
Investment operations:
Net investment income before income taxes	1.98	2.13	1.95
Excise taxes	(0.02)	(0.03)	(0.07)

Net investment income	1.96	2.10	1.88
Net realized and unrealized gain	(0.69)	0.35	(0.60)
Dividends on Series A preferred equity facility	(0.04)	(0.06)	(0.07)
Incentive allocation reserve and distributions	(0.35)	(0.48)	—

Total from investment operations	0.88	1.91	1.21
Issuance of common stock	0.43	0.09	—
Issuance of convertible debt	0.06	—	—
Distributions to common shareholders from:
Net investment income	(1.54)	(1.53)	(1.34)

Per share NAV at end of period	$15.01	$15.18	$14.71

Per share market price at end of period	$16.78	$16.78	$14.74
Total return based on market value (1), (2)	9.2%	24.2%	9.0%
Total return based on net asset value (1)	9.0%	13.6%	8.2%
Shares outstanding at end of period	48,710,627	36,199,916	21,477,628

S-F-42

TCP Capital Corp.

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

10. Financial Highlights – (continued)

	Year Ended December 31,
	2014	2013	2012	2011
Ratios to average common equity: (3)
Net investment income (4)	10.2%	10.9%	13.6%	17.6%
Expenses (5)	4.7%	3.6%	3.5%	3.6%
Expenses and incentive allocation (6)	7.2%	6.5%	N/A	N/A
Ending common shareholder equity	$731,129,028	$549,553,354	$315,987,550	$237,870,874
Portfolio turnover rate	28.4%	38.9%	48.3%	42.8%
Weighted-average debt outstanding	$209,095,352	$88,471,233	$25,374,317	$42,038,356
Weighted-average interest rate on debt	3.4%	1.3%	0.7%	80.0%
Weighted-average number of common shares	39,395,671	25,926,493	21,475,847	N/A
Average debt per share	$5.31	$3.44	$1.18	N/A

Asset Coverage:

	As of December 31,
	2014	2013	2012	2012
Series A Preferred Equity Facility:
Interests outstanding	6,700	6,700	6,700	6,700
Involuntary liquidation value per interest	$20,074	$20,075	$20,079	$20,070
Asset coverage per interest	$51,592	$68,125	$50,475	$49,251
Revolving Facilities
Debt outstanding	$328,696,830	$95,000,000	$74,000,000	$29,000,000
Asset coverage per $1,000 of debt outstanding	$8,973	$8,176	$7,077	$13,803

(1)
2012 total return calculated assuming the Conversion and the initial public offering occurred on January 1, 2012.

(2)
2012 total return is based on an initial public offering price of $14.75.

(3)
These ratios include interest expense but do not reflect the effect of dividends on the preferred equity facility.

(4)
Net of incentive allocation and excise taxes.

(5)
Excludes excise taxes.

(6)
Includes incentive allocation payable to the General Partner and all Company expenses.

S-F-43

TCP Capital Corp.

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

11. Select Quarterly Data (Unaudited)

	2014
	Q4	Q3	Q2	Q1
Total investment income	$32,135,038	$27,190,466	$24,587,300	$22,668,644
Net investment income before taxes	22,684,324	19,200,190	18,426,208	17,790,654
Excise taxes	808,813	—	—	—

Net investment income	21,875,511	19,200,190	18,426,208	17,790,654
Net realized and unrealized gain	(24,967,480)	(4,505,178)	(3,011,938)	5,180,018
Preferred dividends	(360,303)	(362,169)	(357,060)	(358,640)
Incentive allocation reserve and distributions	(3,601,876)	(2,866,569)	(3,011,442)	(4,522,407)

Net increase in net assets resulting from operations	$(7,054,148)	$11,466,274	$12,045,768	$18,089,625

Basic and diluted earnings per common share	$(0.16)	$0.29	$0.33	$0.50

	2013
	Q4	Q3	Q2	Q1
Total investment income	$20,985,737	$17,288,371	$14,469,195	$16,865,743
Net investment income before taxes	16,262,265	13,587,979	11,461,529	13,996,113
Excise taxes	977,624	—	—	—

Net investment income	15,284,641	13,587,979	11,461,529	13,996,113
Net realized and unrealized gain	3,120,563	2,937,047	658,362	2,355,389
Preferred dividends	(355,610)	(387,982)	(373,558)	(377,402)
Incentive allocation reserve and distributions	(3,609,920)	(3,227,409)	(2,349,267)	(3,194,820)

Net increase in net assets resulting from operations	$14,439,674	$12,909,635	$9,397,066	$12,779,280

Basic and diluted earnings per common share	$0.46	$0.48	$0.40	$0.60

S-F-44

TCP Capital Corp.

Consolidated Schedule of Change in Investments in Affiliates (1)

Year Ended December 31, 2014

Security	Dividends or Interest (2)	Fair Value at January 1, 2014	Acquisitions (3)	Dispositions (4)	Fair Value at December 31, 2014
AGY Holding Corp., Senior Secured Term Loan, 12%, due 9/15/16	$327,716	$2,056,927	$2,812,650	$—	$4,869,577
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/16	1,019,480	9,268,000	—	(250,236)	9,017,764
Anacomp, Inc., Class A Common Stock	—	1,004,422	—	(87,887)	916,535
EPMC HoldCo, LLC, Membership Units	—	1,562,137	969,968	(1,849,491)	682,614
ESP Holdings, Inc., Cumulative Preferred 15%	1,968,748	3,947,862	239,170	(4,187,032)	—
ESP Holdings, Inc., Common Stock	289,315	2,856,346	6,981,836	(9,838,181)	—
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 6% Cash + 10% PIK, due 12/31/19	205,175	7,959,369	—	(7,959,369)	—
Globecomm Systems Inc., Senior Secured 1st Lien Term Loan, LIBOR + 7.625%, 1.25% LIBOR Floor, due 12/11/18	1,344,702	15,097,500	1,500	(442,050)	14,656,950
KAGY Holding Company, Inc., Series A Preferred Stock	—	662,134	—	(540,159)	121,975
N510UA Aircraft Secured Mortgage, 20%, due 10/26/16	52,092	404,605	—	(404,605)	—
N512UA Aircraft Secured Mortgage, 20%, due 10/26/16	53,275	414,010	—	(414,010)	—
N536UA Aircraft Secured Mortgage, 16%, due 9/29/14	4,678	114,000	—	(114,000)	—
N545UA Aircraft Secured Mortgage, 16%, due 8/29/15	25,964	275,405	—	(275,405)	—
N585UA Aircraft Secured Mortgage, 20%, due 10/25/16	27,571	486,115	—	(486,115)	—
N659UA Aircraft Secured Mortgage, 12%, due 2/28/16	262,962	2,948,986	—	(1,289,983)	1,659,003
N661UA Aircraft Secured Mortgage, 12%, due 5/4/16	274,461	3,171,026	—	(1,271,076)	1,899,950
N510UA Equipment Trust Beneficial Interests	86,342	465,625	285,805	(751,430)	—
N512UA Equipment Trust Beneficial Interests	85,549	458,277	281,999	(740,276)	—
N536UA Equipment Trust Beneficial Interests	40,259	656,766	80,397	(737,163)	—
N545UA Equipment Trust Beneficial Interests	107,483	641,840	163,935	(805,775)	—
N585UA Equipment Trust Beneficial Interests	31,098	571,706	322,126	(893,832)	—
N913DL Aircraft Secured Mortgage, 8%, due 3/15/17	19,714	296,820	—	(87,652)	209,168
N918DL Aircraft Secured Mortgage, 8%, due 8/15/18	28,023	397,290	—	(76,850)	320,440
N954DL Aircraft Secured Mortgage, 8%, due 3/20/19	37,801	524,620	—	(86,941)	437,679
N955DL Aircraft Secured Mortgage, 8%, due 6/20/19	39,443	543,320	—	(83,062)	460,258
N956DL Aircraft Secured Mortgage, 8%, due 5/20/19	39,309	542,640	—	(84,738)	457,902
N957DL Aircraft Secured Mortgage, 8%, due 6/20/19	39,787	548,250	—	(83,967)	464,283
N959DL Aircraft Secured Mortgage, 8%, due 7/20/19	40,262	553,520	—	(82,919)	470,601
N960DL Aircraft Secured Mortgage, 8%, due 10/20/19	42,013	574,430	—	(81,172)	493,258
N961DL Aircraft Secured Mortgage, 8%, due 8/20/19	41,423	568,310	—	(83,402)	484,908
N976DL Aircraft Secured Mortgage, 8%, due 2/15/18	28,046	404,600	—	(90,012)	314,588
N913DL Equipment Trust Beneficial Interests	18,477	125,970	85,559	(94,032)	117,497
N918DL Equipment Trust Beneficial Interests	14,907	142,970	82,257	(89,336)	135,890
N954DL Equipment Trust Beneficial Interests	14,119	68,000	112,356	(107,752)	72,604
N955DL Equipment Trust Beneficial Interests	13,186	113,560	103,886	(106,436)	111,010
N956DL Equipment Trust Beneficial Interests	13,244	108,800	105,904	(107,904)	106,800
N957DL Equipment Trust Beneficial Interests	12,996	109,650	105,488	(107,456)	107,682
N959DL Equipment Trust Beneficial Interests	12,756	110,500	105,095	(107,016)	108,579
N960DL Equipment Trust Beneficial Interests	11,868	109,650	104,892	(106,676)	107,865
N961DL Equipment Trust Beneficial Interests	12,161	103,870	107,504	(108,548)	102,826
N976DL Equipment Trust Beneficial Interests	13,666	103,033	101,533	(102,560)	102,006
RM Holdco, LLC, Equity Participation	—	—	—	—	—
RM Holdco, LLC, Membership Units	—	—	—	—	—
RM Holdco, LLC, Subordinated Convertible Term Loan, 1.12% PIK, due 3/21/18	58,663	2,197,621	3,026,338	(5,223,959)	—
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche A, 7%, due 3/21/16	400,651	3,626,947	465,190	(192,112)	3,900,025
RM OpCo, LLC, Senior Secured 2nd Lien Term Loan Tranche B, 8.5%, due 3/30/18	1,349,228	6,825,328	1,327,860	(1,695,863)	6,457,325
RM OpCo, LLC, Senior Secured 2nd Lien Term Loan Tranche B-1, 8.5%, due 3/30/18	444,445	2,150,088	437,146	(19,517)	2,567,717
RM OpCo, LLC, Convertible 2nd Lien Term Loan Tranche B-1, 8.5%, due 3/30/18	279,505	1,370,199	274,827	(8,712)	1,636,314
S-F-45

TCP Capital Corp.

Consolidated Schedule of Change in Investments in Affiliates (1) – (Continued)

Year Ended December 31, 2014

Security	Dividends or Interest (2)	Fair Value at January 1, 2014	Acquisitions (3)	Dispositions (4)	Fair Value at December 31, 2014
RM OpCo, LLC, Senior Convertible 2nd Lien Term Loan B, 8.5%, due 3/30/18	6,107	—	631,164		631,164
United N659UA-767, LLC (N659UA)	443,575	2,840,323	1,126,014	(788,515)	3,177,822
United N661UA-767, LLC (N661UA)	436,533	2,852,677	1,092,004	(865,758)	3,078,923
Wasserstein Cosmos Co-Invest, L.P., Limited Partnership Units	—	5,000,000	—	(825,000)	4,175,000

Notes to Consolidated Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuers' voting securities.

(2)
Also includes fee and lease income as applicable.

(3)
Acquisitions include new purchases, PIK income and net unrealized appreciation.

(4)
Dispositions include decreases in the cost basis from sales, paydowns, mortgage amortizations, aircraft depreciation and net unrealized depreciation.

S-F-46

TCP Capital Corp.

Consolidated Schedule of Changes in Investments in Affiliates (1)

Year Ended December 31, 2013

Security	Dividends or Interest (2)	Fair Value at January 1, 2013	Acquisitions (3)	Dispositions (4)	Fair Value at December 31, 2013
AGY Holding Corp., Senior Secured Term Loan, 12%, due 9/15/16	$128,215	$—	$2,056,927	$—	$2,056,927
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/16	640,007	—	9,268,000	—	9,268,000
Anacomp, Inc., Class A Common Stock	—	1,255,527	—	(251,105)	1,004,422
EPMC HoldCo, LLC, Membership Units	—	2,730,458	1,481,930	(2,650,251)	1,562,137
ESP Holdings, Inc., Cumulative Preferred 15%	—	3,643,088	304,776	—	3,947,862
ESP Holdings, Inc., Common Stock	32,627	2,263,124	593,222	—	2,856,346
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 6% Cash + 10% PIK, due 12/31/19	1,199,575	7,134,137	825,232	—	7,959,369
Globecomm Systems Inc., Senior Secured 1st Lien Term Loan, LIBOR + 7.625%, 1.25% LIBOR Floor, due 12/11/18	83,281	—	15,097,500	—	15,097,500
International Wire Group Holdings, Inc., Senior Secured Notes, 8.5%, due 10/15/17	443,715	15,450,000	759,750	(16,209,750)	—
KAGY Holding Company, Inc., Series A Preferred Stock	—	—	8,096,057	(7,433,923)	662,134
N510UA Aircraft Secured Mortgage, 20%, due 10/26/16	74,646	548,340	—	(143,735)	404,605
N512UA Aircraft Secured Mortgage, 20%, due 10/26/16	75,593	556,225	—	(142,215)	414,010
N536UA Aircraft Secured Mortgage, 16%, due 9/29/14	29,100	277,780	—	(163,780)	114,000
N545UA Aircraft Secured Mortgage, 16%, due 8/29/15	50,422	436,810	—	(161,405)	275,405
N585UA Aircraft Secured Mortgage, 20%, due 10/25/16	88,705	653,220	—	(167,105)	486,115
N659UA Aircraft Secured Mortgage, 12%, due 2/28/16	390,117	4,264,148	—	(1,315,162)	2,948,986
N661UA Aircraft Secured Mortgage, 12%, due 5/4/16	401,041	4,351,424	—	(1,180,398)	3,171,026
N510UA Equipment Trust Beneficial Interests	72,866	479,682	81,562	(95,619)	465,625
N512UA Equipment Trust Beneficial Interests	72,497	473,761	79,808	(95,292)	458,277
N536UA Equipment Trust Beneficial Interests	104,929	624,746	143,097	(111,077)	656,766
N545UA Equipment Trust Beneficial Interests	92,525	616,897	128,359	(103,415)	641,840
N585UA Equipment Trust Beneficial Interests	80,203	583,392	93,707	(105,392)	571,706
N913DL Aircraft Secured Mortgage, 8%, due 3/15/17	26,248	367,370	6,959	(77,509)	296,820

S-F-47

TCP Capital Corp.

Consolidated Schedule of Changes in Investments in Affiliates (1) – (Continued)

Year Ended December 31, 2013

Security	Dividends or Interest (2)	Fair Value at January 1, 2013	Acquisitions (3)	Dispositions (4)	Fair Value at December 31, 2013
N918DL Aircraft Secured Mortgage, 8%, due 8/15/18	33,806	454,580	11,322	(68,612)	397,290
N954DL Aircraft Secured Mortgage, 8%, due 3/20/19	44,415	597,720	5,725	(78,825)	524,620
N955DL Aircraft Secured Mortgage, 8%, due 6/20/19	45,803	612,000	7,144	(75,824)	543,320
N956DL Aircraft Secured Mortgage, 8%, due 5/20/19	45,775	612,850	6,875	(77,085)	542,640
N957DL Aircraft Secured Mortgage, 8%, due 6/20/19	46,204	617,440	7,297	(76,487)	548,250
N959DL Aircraft Secured Mortgage, 8%, due 7/20/19	46,629	622,030	7,386	(75,896)	553,520
N960DL Aircraft Secured Mortgage, 8%, due 10/20/19	48,285	640,730	8,476	(74,776)	574,430
N961DL Aircraft Secured Mortgage, 8%, due 8/20/19	47,846	636,990	7,902	(76,582)	568,310
N976DL Aircraft Secured Mortgage, 8%, due 2/15/18	34,759	473,280	10,967	(79,647)	404,600
N913DL Equipment Trust Beneficial Interests	12,045	111,520	108,482	(94,032)	125,970
N918DL Equipment Trust Beneficial Interests	9,213	120,530	111,778	(89,338)	142,970
N954DL Equipment Trust Beneficial Interests	7,578	113,390	78,825	(124,215)	68,000
N955DL Equipment Trust Beneficial Interests	6,891	160,650	75,824	(122,914)	113,560
N956DL Equipment Trust Beneficial Interests	6,845	163,200	77,085	(131,485)	108,800
N957DL Equipment Trust Beneficial Interests	6,648	163,880	76,487	(130,717)	109,650
N959DL Equipment Trust Beneficial Interests	6,456	164,390	75,896	(129,785)	110,500
N960DL Equipment Trust Beneficial Interests	5,662	169,660	74,776	(134,786)	109,650
N961DL Equipment Trust Beneficial Interests	5,805	171,360	76,582	(144,072)	103,870
N967DL Equipment Trust Beneficial Interests	7,056	83,300	122,293	(102,560)	103,033
RM Holdco, LLC, Membership Units	—	849,478	—	(849,478)	—
RM Holdco, LLC, Subordinated Convertible Term Loan, 1.12% PIK, due 3/21/18	57,992	5,106,805	57,991	(2,967,175)	2,197,621
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche A, 11%, due 3/19/16	413,430	3,759,156	16,974	(149,183)	3,626,947
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B, 12% Cash + 7% PIK, due 3/19/16	1,258,016	6,258,122	567,206	—	6,825,328

S-F-48

TCP Capital Corp.

Consolidated Schedule of Changes in Investments in Affiliates (1) – (Continued)

Year Ended December 31, 2013

Security	Dividends or Interest (2)	Fair Value at January 1, 2013	Acquisitions (3)	Dispositions (4)	Fair Value at December 31, 2013
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B-1, 12% Cash + 7% PIK, due 3/19/16	410,004	1,976,470	186,901	(13,283)	2,150,088
RM OpCo, LLC, Convertible 1st Lien Term Loan Tranche B-1, 12% Cash + 7% PIK, due 3/21/16	182,711	—	1,370,199	—	1,370,199
United N659UA-767, LLC (N659UA)	316,842	2,771,428	999,280	(930,385)	2,840,323
United N661UA-767, LLC (N661UA)	313,627	2,789,809	969,098	(906,231)	2,852,677
Wasserstein Cosmos Co-Invest, L.P., Limited Partnership Units	—	—	5,000,000	—	5,000,000

Notes to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuers' voting securities.

(2)
Also includes fee and lease income as applicable.

(3)
Acquisitions include new purchases, PIK income and net unrealized appreciation.

(4)
Dispositions include decreases in the cost basis from sales, paydowns, mortgage amortizations, aircraft depreciation and net unrealized depreciation.

S-F-49

TCP Capital Corp.

Consolidated Schedule of Restricted Securities of Unaffiliated Issuers

December 31, 2014

Investment	Acquisition Date
Avanti Communications Group, PLC, Senior Secured Notes, 10%, due 10/1/19	9/26/13
BlackLine Intermediate, Inc., Warrants to Purchase Common Stock	9/25/13
BPA Laboratories, Inc., Senior Secured Notes, 12.25%, due 4/1/17	3/5/12
Caribbean Financial Group, Senior Secured Notes, 11.5%, due 11/15/19	10/19/12
Carolina Beverage Group, LLC, Secured Notes, 10.625%, due 8/1/18	7/26/13
Constellation Enterprises, LLC, Senior Secured 1st Lien Notes, 10.625%, due 2/1/16	1/20/11
Findly Talent, LLC, Membership Units	1/1/14
Flight Options Holdings I, Inc., Warrants to Purchase Common Stock	12/4/13
Green Biologics, Inc., Warrants to purchase Stock	12/22/14
Hunt Companies, Inc., Senior Secured Notes, 9.625%, due 3/1/21	2/25/14
Ichor Systems Holdings, LLC, Membership Units	Var. 2009 & 2010
Integra Telecom, Inc., Common Stock	11/19/09
Integra Telecom, Inc., Warrants	11/19/09
Iracore International, Inc., Senior Secured Notes, 9.5%, due 6/1/18	5/8/13
Magnolia Finance V plc, Asset-Backed Credit Linked Notes, 13.125%, due 8/2/21	8/1/13
Marsico Holdings, LLC Common Interest Units	9/10/12
NEXTracker, Inc., Series B Preferred Stock	12/17/14
NEXTracker, Inc., Warrants to purchase Stock	12/17/14
Precision Holdings, LLC, Class C Membership Interests	Var. 2010 & 2011
Rightside Group, Ltd, Warrants	8/6/14
Shop Holdings, LLC, Convertible Promissory Note, 5%, due 8/5/15	2/5/14
Shop Holding, LLC, Class A Units	6/2/11
Shop Holding, LLC, Warrants to Purchase Class A Units	6/2/11
SiTV, Inc., Senior Secured Notes, 10.375%, due 7/1/19	6/18/14
SiTV, Inc., Warrants to Purchase Common Stock	8/3/12
Soraa, Inc., Warrants to Purchase Common Stock	8/29/14
STG-Fairway Holdings, LLC, Class A Units	12/30/10
The Telx Group, Inc., Senior Notes, 13.5% PIK, due 7/9/21	4/9/14
Trade Finance Funding I, Ltd., Secured Class B Notes, 10.75%, due 11/13/18	11/13/13
V Telecom Investment S.C.A, Common Shares	11/9/12

S-F-50

TCP Capital Corp.

Consolidated Schedule of Restricted Securities of Unaffiliated Issuers

December 31, 2013

Investment	Acquisition Date
AIP/IS Holdings, LLC, Membership Units	Var. 2009 & 2010
Avanti Communications Group, PLC, Senior Secured Notes, 10%, due 10/1/19	9/26/13
BPA Laboratories, Inc., Senior Secured Notes, 12.25%, due 4/1/17	3/5/12
Caribbean Financial Group, Senior Secured Notes, 11.5%, due 11/15/19	10/19/12
Carolina Beverage Group, LLC, Secured Notes, 10.625%, due 8/1/18	7/26/13
Constellation Enterprises, LLC, Senior Secured 1st Lien Notes, 10.625%, due 2/1/16	1/20/11
Flight Options Holdings I, Inc., Warrants to Purchase Common Stock	12/4/13
Integra Telecom, Inc., Common Stock	11/19/09
Integra Telecom, Inc., Warrants	11/19/09
Iracore International, Inc., Senior Secured Notes, 9.5%, due 6/1/18	5/8/13
Magnolia Finance V plc, Asset-Backed Credit Linked Notes, 13.125%, due 8/2/21	8/1/13
Marsico Holdings, LLC Common Interest Units	9/10/12
Precision Holdings, LLC, Class C Membership Interests	Var. 2010 & 2011
Shop Holding, LLC, Class A Units	6/2/11
Shop Holding, LLC, Warrants to Purchase Class A Units	6/2/11
SiTV, Inc., Warrants to Purchase Common Stock	8/3/12
SLS Breeze Intermediate Holdings, Inc., Warrants to Purchase Common Stock	9/25/13
St Barbara Ltd., 1st Priority Senior Secured Notes, 8.875%, due 4/15/18	3/22/13
STG-Fairway Holdings, LLC, Class A Units	12/30/10
The Telx Group, Inc., Senior Unsecured Notes, 10% Cash + 2% PIK, due 9/26/19	9/26/11
Trade Finance Funding I, Ltd., Secured Class B Notes, 10.75%, due 11/13/18	11/13/13
V Telecom Investment S.C.A, Common Shares	11/9/12
Vantage Oncology, LLC, Senior Secured Notes, 9.5%, due 6/15/17	6/6/13

S-F-51

TCP Capital Corp.

Consolidating Statement of Assets and Liabilities

December 31, 2014

	TCP Capital Corp. Standalone	Special Value Continuation Partners, LP Consolidated	Eliminations	TCP Capital Corp. Consolidated
Assets
Investments:
Companies less than 5% owned	$—	$1,081,901,384	$—	$1,081,901,384
Companies 5% to 25% owned	—	48,716,425	—	48,716,425
Companies more than 25% owned	—	15,918,077	—	15,918,077
Investment in subsidiary	833,816,090	—	(833,816,090)	—

Total investments	833,816,090	1,146,535,886	(833,816,090)	1,146,535,886
Cash and cash equivalents	—	27,268,792	—	27,268,792
Receivable for investment securities sold	—	10,961,369	—	10,961,369
Accrued interest income	—	9,504,438	—	9,504,438
Deferred debt issuance costs	3,058,913	4,642,075	—	7,700,988
Unrealized appreciation on swaps	—	1,717,610	—	1,717,610
Options (cost $51,750)	—	497	—	497
Receivable from subsidiary	1,031,498	—	(1,031,498)	—
Prepaid expenses and other assets	176,692	2,000,525	—	2,177,217

Total assets	838,083,193	1,202,631,192	(834,847,588)	1,205,866,797

Liabilities
Debt	105,696,830	223,000,000	—	328,696,830
Incentive allocation payable	—	4,303,040	—	4,303,040
Payable for investment securities purchased	—	2,049,518	—	2,049,518
Interest payable	247,917	1,263,064	—	1,510,981
Payable to the Investment Manager	130,967	328,860	—	459,827
Payable to parent	—	1,031,498	(1,031,498)	—
Accrued expenses and other liabilities	878,451	2,341,332	—	3,219,783

Total liabilities	106,954,165	234,317,312	(1,031,498)	340,239,979

Preferred equity facility
Series A preferred limited partner interests	—	134,000,000	—	134,000,000
Accumulated dividends on Series A preferred equity facility	—	497,790	—	497,790

Total preferred limited partner interests	—	134,497,790	—	134,497,790

Non-controlling interest
General Partner interest in Special Value Continuation Partners, LP	—	—	—	—

Net assets	$731,129,028	$833,816,090	$(833,816,090)	$731,129,028

Composition of net assets
Common stock	$48,710	$—	$—	$48,710
Additional paid-in capital	877,103,880	978,731,888	(978,731,888)	877,103,880
Accumulated deficit	(146,023,562)	(144,915,798)	144,915,798	(146,023,562)
Non-controlling interest	—	—	—	—

Net assets	$731,129,028	$833,816,090	$(833,816,090)	$731,129,028

S-F-52

TCP Capital Corp.

Consolidating Statement of Assets and Liabilities
December 31, 2013

	TCP Capital Corp. Standalone	Special Value Continuation Partners, LP Consolidated	Eliminations	TCP Capital Corp. Consolidated
Assets
Investments:
Companies less than 5% owned	$—	$678,326,915	$—	$678,326,915
Companies 5% to 25% owned	—	69,068,808	—	69,068,808
Companies more than 25% owned	—	18,867,236	—	18,867,236
Investment in subsidiary	551,095,042	—	(551,095,042)	—

Total investments	551,095,042	766,262,959	(551,095,042)	766,262,959
Cash and cash equivalents	—	22,984,182	—	22,984,182
Accrued interest income	—	6,739,105	—	6,739,105
Receivable for investments sold	—	3,605,964	—	3,605,964
Deferred debt issuance costs	—	2,969,085	—	2,969,085
Interest rate cap option	—	14,139	—	14,139
Receivable from subsidiary	531,717	—	(531,717)	—
Prepaid expenses and other assets	30,493	723,275	—	753,768

Total assets	551,657,252	803,298,709	(551,626,759)	803,329,202

Liabilities
Debt	—	95,000,000	—	95,000,000
Payable for investment securities purchased	—	14,706,942	—	14,706,942
Incentive allocation payable	—	3,318,900	—	3,318,900
Payable to the Investment Manager	833,737	287,371	—	1,121,108
Interest payable	—	430,969	—	430,969
Unrealized depreciation on swaps	—	331,183	—	331,183
Payable to parent	—	531,717	(531,717)	—
Accrued expenses and other liabilities	1,212,260	1,923,750	—	3,136,010

Total liabilities	2,045,997	116,530,832	(531,717)	118,045,112

Preferred equity facility
Series A preferred limited partner interests	—	134,000,000	—	134,000,000
Accumulated dividends on Series A preferred equity facility	—	504,252	—	504,252

Total preferred limited partner interests	—	134,504,252	—	134,504,252

Non-controlling interest
General Partner interest in Special Value Continuation Partners, LP	—	—	1,168,583	1,168,583

Net assets	$549,611,255	$552,263,625	$(552,263,625)	$549,611,255

Composition of net assets
Common stock	$36,200	$—	$—	$36,200
Additional paid-in capital	667,842,020	666,530,318	(666,530,318)	667,842,020
Accumulated deficit	(118,266,965)	(114,266,693)	115,435,276	(117,098,382)
Non-controlling interest	—	—	(1,168,583)	(1,168,583)

Net assets	$549,611,255	$552,263,625	$(552,263,625)	$549,611,255

S-F-53

TCP Capital Corp.

Consolidating Statement of Operations

Year Ended December 31, 2014

	TCP Capital Corp. Standalone	Special Value Continuation Partners, LP Consolidated	Eliminations	TCP Capital Corp. Consolidated
Investment income
Interest income:
Companies less than 5% owned	$—	$94,632,495	$—	$94,632,495
Companies 5% to 25% owned	—	5,394,075	—	5,394,075
Companies more than 25% owned	—	896,695	—	896,695
Dividend income:
Companies 5% to 25% owned	—	1,968,748	—	1,968,748
Lease income:
Companies 5% to 25% owned	—	320,277	—	320,277
Companies more than 25% owned	—	1,014,053	—	1,014,053
Other income:
Companies less than 5% owned	—	2,328,980	—	2,328,980
Companies 5% to 25% owned	—	26,125	—	26,125

Total interest and related investment income	—	106,581,448	—	106,581,448

Operating expenses
Management and advisory fees	—	13,646,064	—	13,646,064
Interest expense	3,252,174	3,758,041	—	7,010,215
Amortization of deferred debt issuance costs	372,487	1,553,553	—	1,926,040
Administration expenses	—	1,421,863	—	1,421,863
Legal fees, professional fees and due diligence expenses	402,086	953,284	—	1,355,370
Commitment fees	—	885,496	—	885,496
Director fees	117,943	239,107	—	357,050
Insurance expense	95,988	192,168	—	288,156
Custody fees	3,500	225,754	—	229,254
Other operating expenses	803,544	557,020	—	1,360,564

Total expenses	5,047,722	23,432,350	—	28,480,072

Net investment income (loss) before income taxes	(5,047,722)	83,149,098	—	78,101,376
Excise tax expense	808,813	—	—	808,813

Net investment income (loss)	(5,856,535)	83,149,098	—	77,292,563
Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss):
Investments in companies less than 5% owned	—	(16,370,638)	—	(16,370,638)
Investments in companies 5% to 25% owned	—	(4,748,229)	—	(4,748,229)

Net realized loss	—	(21,118,867)	—	(21,118,867)
Net change in unrealized appreciation/depreciation	—	(6,185,711)	—	(6,185,711)

Net realized and unrealized gain	—	(27,304,578)	—	(27,304,578)

Interest in earnings of subsidiary	40,404,054	—	(40,404,054)	—
Dividends paid on Series A preferred equity facility	—	(1,444,634)	—	(1,444,634)
Net change in accumulated dividends on Series A preferred equity facility	—	6,462	—	6,462
Distributions of incentive allocation to the General Partner from net investment income	—	—	(15,170,877)	(15,170,877)
Net change in reserve for incentive allocation	—	—	1,168,583	1,168,583

Net increase in net assets resulting from operations	$34,547,519	$54,406,348	$(54,406,348)	$34,547,519

S-F-54

TCP Capital Corp.

Consolidating Statement of Operations

Year Ended December 31, 2013

	TCP Capital Corp. Standalone	Special Value Continuation Partners, LP Consolidated	Eliminations	TCP Capital Corp. Consolidated
Investment income
Interest income:
Companies less than 5% owned	$—	$60,323,117	$—	$60,323,117
Companies 5% to 25% owned	—	5,445,021	—	5,445,021
Companies more than 25% owned	—	1,210,926	—	1,210,926
Lease income:
Companies 5% to 25% owned	—	420,375	—	420,375
Companies more than 25% owned	—	701,239	—	701,239
Other income:
Companies less than 5% owned	—	1,470,116	—	1,470,116
Companies 5% to 25% owned	—	38,252	—	38,252
Companies more than 25% owned	—	—	—	—

Total interest and related investment income	—	69,609,046	—	69,609,046

Operating expenses
Management and advisory fees	—	8,820,229	—	8,820,229
Interest expense	—	1,194,158	—	1,194,158
Amortization of deferred debt issuance costs	—	852,618	—	852,618
Administration expenses	—	849,228	—	849,228
Legal fees, professional fees and due diligence expenses	397,529	400,039	—	797,568
Commitment fees	—	292,671	—	292,671
Director fees	95,926	192,410	—	288,336
Insurance expense	62,901	126,238	—	189,139
Custody fees	3,500	146,360	—	149,860
Other operating expenses	472,481	394,872	—	867,353

Total expenses	1,032,337	13,268,823	—	14,301,160

Net investment income (loss) before income taxes	(1,032,337)	56,340,223	—	55,307,886
Excise tax expense	977,624	—	—	977,624

Net investment income (loss)	(2,009,961)	56,340,223	—	54,330,262
Net realized and unrealized gain (loss) on investments and foreign currency
Net realized loss:
Investments in companies less than 5% owned	—	(40,379,889)	—	(40,379,889)
Investments in companies 5% to 25% owned	—	(7,004,857)	—	(7,004,857)

Net change in unrealized appreciation/depreciation	—	56,456,107	—	56,456,107

Net realized and unrealized gain	—	9,071,361	—	9,071,361

Interest in earnings of subsidiary	51,535,616	—	(51,535,616)	—
Dividends paid on Series A preferred equity facility	—	(1,516,585)	—	(1,516,585)
Net change in accumulated dividends on Series A preferred equity facility	—	22,033	—	22,033
Distributions of incentive allocation to the General Partner from net investment income	—	—	(10,567,142)	(10,567,142)
Distributions of incentive allocation to the General Partner from net realized gains	—	—	(645,691)	(645,691)
Net change in reserve for incentive allocation	—	—	1,168,583)	(1,168,583)

Net increase in net assets resulting from operations	$49,525,655	$63,917,032	$63,917,032)	$49,525,655

S-F-55

TCP Capital Corp.

Consolidating Statement of Operations

Year Ended December 31, 2012

	TCP Capital Corp. Standalone	Special Value Continuation Partners, LP	Eliminations	TCP Capital Corp. Consolidated
Investment income
Interest income:
Companies less than 5% owned	—	$42,139,023	—	$42,139,023
Companies 5% to 25% owned	—	5,850,394	—	5,850,394
Companies more than 25% owned	—	1,253,915	—	1,253,915
Dividend income:
Companies 5% to 25% owned	—	1,811,189	—	1,811,189
Lease income:
Companies 5% to 25% owned	—	332,964	—	332,964
Companies more than 25% owned	—	490,066	—	490,066
Other income:
Companies less than 5% owned	—	289,073	—	289,073
Companies 5% to 25% owned	—	26,135	—	26,135

Total interest and related investment income	—	52,192,759	—	52,192,759

Operating expenses
Management and advisory fees	1,292	6,907,650	—	6,908,942
Professional fees relating to the Conversion	—	411,523	—	411,523
Amortization of deferred debt issuance costs	—	441,495	—	441,495
Legal fees, professional fees and due diligence expenses	376,309	789,009	—	1,165,318
Commitment fees	—	225,560	—	225,560
Director fees	66,444	132,889	—	199,333
Interest expense	—	190,702	—	190,702
Insurance expense	43,279	86,861	—	130,140
Custody fees	3,500	96,447	—	99,947
Other operating expenses	181,971	437,490	—	619,461

Total operating expenses	672,795	9,719,626	—	10,392,421

Net investment income (loss) before income taxes	(672,795)	42,473,133	—	41,800,338
Excise tax expense	1,479,978	—	—	1,479,978
Net investment income (loss)	(2,152,772)	42,473,133	—	40,320,360
Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss):
Investments in companies less than 5% owned	—	(29,574,293)	—	(29,574,293)
Investments in companies 5% to 25% owned	—	13,584,105	—	13,584,105

Net realized loss	—	(15,990,188)	—	(15,990,188)
Net change in unrealized appreciation/depreciation	28,086,083	3,205,937	(28,086,083)	3,205,937

Net realized and unrealized gain (loss)	28,086,083	(12,784,251)	(28,086,083)	(12,784,251)

Dividends paid on Series A preferred equity facility	—	(1,542,932)	—	(1,542,932)
Net change in accumulated dividends on Series A preferred equity facility	—	(59,867)	—	(59,867)

Net increase in net assets resulting from operations	$25,933,310	$28,086,083	$(28,086,083)	$25,933,310

S-F-56

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
Special Value Continuation Partners, LP

        We have audited the accompanying consolidated statements of assets and liabilities of Special Value Continuation Partners, LP (a Delaware Limited Liability Partnership) (the Partnership), including the consolidated schedule of investments, as of December 31, 2014 and 2013, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2014. Our audits also included the financial statement schedules listed in the Index at Item 15(a). These financial statements and schedules are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Partnership's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from these parties, as applicable, were not received. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Special Value Continuation Partners, LP at December 31, 2014 and 2013 and the consolidated results of its operations, changes in its net assets and its cash flows for each of the three years in the period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material aspects the information set forth therein.

/s/ Ernst & Young LLP

Los Angeles, California
March 9, 2015

S-F-57

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statements of Assets and Liabilities

	December 31, 2014	December 31, 2013
Assets
Investments, at fair value:
Companies less than 5% owned (cost of $1,097,181,753 and $684,569,508, respectively)	$1,081,900,591	$678,326,915
Companies 5% to 25% owned (cost of $52,103,511 and $73,946,547, respectively)	48,717,218	69,068,808
Companies more than 25% owned (cost of $40,213,258 and $42,588,724 respectively)	15,918,077	18,867,236

Total investments (cost of $1,189,498,522 and $801,104,779, respectively)	1,146,535,886	766,262,959
Cash and cash equivalents	27,268,792	22,984,182
Receivable for investments sold	10,961,369	3,605,964
Accrued interest income:
Companies less than 5% owned	9,222,001	6,282,353
Companies 5% to 25% owned	253,987	415,061
Companies more than 25% owned	28,450	41,691
Deferred debt issuance costs	4,642,075	2,969,085
Unrealized appreciation on swaps	1,717,610	—
Options (cost $51,750)	497	14,139
Prepaid expenses and other assets	2,000,525	723,275

Total assets	1,202,631,192	803,298,709

Liabilities
Debt	223,000,000	95,000,000
Incentive allocation payable	4,303,040	3,318,900
Payable for investments purchased	2,049,518	14,706,942
Interest payable	1,263,064	430,969
Payable to parent	1,031,498	531,717
Payable to the Investment Manager	328,860	287,371
Unrealized depreciation on swaps	—	331,183
Accrued expenses and other liabilities	2,341,332	1,923,750

Total liabilities	234,317,312	116,530,832

Commitments and contingencies (Note 5)
Preferred equity facility
Series A preferred limited partner interests in Special Value Continuation Partners, LP; $20,000/interest liquidation preference; 6,700 interests authorized, issued and outstanding	134,000,000	134,000,000
Accumulated dividends on Series A preferred equity facility	497,790	504,252

Total preferred limited partner interests	134,497,790	134,504,252

Net assets applicable to common limited and general partners	$833,816,090	$552,263,625

Composition of net assets applicable to common limited and general partners
Paid-in capital in excess of par	978,731,888	666,530,318
Accumulated net investment income	22,994,510	26,850,149
Accumulated net realized losses	(126,410,399)	(105,802,644)
Accumulated net unrealized depreciation	(41,499,909)	(35,314,198)

Net assets applicable to common shareholders	$833,816,090	$552,263,625

See accompanying notes.

S-F-58

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments

December 31, 2014

Showing Percentage of Total Cash and Investments of the Partnership

Issuer	Instrument	Ref	Floor	Spread	All-In Rate	Maturity	Principal	Cost	Value	% of Portfolio	Notes
Debt Investments (A)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services
EGS Holdings, Inc.	Holdco PIK Notes	LIBOR (A)	3.00%	10.00%	13.00%	10/3/2018	$57,238	$57,238	$56,237	—
Expert Global Solutions, LLC	Second Lien Term Loan	LIBOR (Q)	1.50%	11.00%	12.50%	10/3/2018	$7,124,902	6,959,593	7,096,403	0.60%

								7,016,831	7,152,640	0.60%
Activities Related to Real Estate
Greystone Select Holdings, LLC	First Lien Term Loan	LIBOR (Q)	1.00%	8.00%	9.00%	3/26/2021	$16,470,084	16,261,549	16,511,259	1.41%
Advertising, Public Relations, and Related Services
Doubleplay III Limited (United Kingdom)	First Lien Facility A1 Term Loan	EURIBOR (Q)	1.25%	6.25%	7.50%	3/18/2018	€13,165,705	16,791,646	15,450,034	1.32%	D/H
Artificial Synthetic Fibers and Filaments Manufacturing
AGY Holding Corp.	Sr Secured Term Loan	Fixed	—	12.00%	12.00%	9/15/2016	$4,869,577	4,869,577	4,869,577	0.41%	B
AGY Holding Corp.	Second Lien Notes	Fixed	—	11.00%	11.00%	11/15/2016	$9,268,000	7,586,318	9,017,764	0.77%	B/E

								12,455,895	13,887,341	1.18%
Basic Chemical Manufacturing
BioAmber, Inc.	Sr Secured Term Loan	LIBOR (M)	0.23%	9.27%	9.50%	12/1/2017	$25,000,000	24,505,108	25,050,000	2.13%
Green Biologics, Inc.	Sr Secured Term Loan	Prime Rate	3.25%	7.75%	11.00%	5/1/2018	$15,000,000	14,503,743	14,730,000	1.25%	L
M&G Chemicals S.A. (Luxembourg)	Sr Secured Term Loan	LIBOR (Q)	0.23%	8.50%	8.73%	3/18/2016	$15,632,077	15,632,077	15,632,077	1.33%	H
PeroxyChem, LLC	First Lien Term Loan	LIBOR (Q)	1.00%	6.50%	7.50%	2/28/2020	$8,932,500	8,783,187	8,932,500	0.76%
VitAG Holdings, LLC	Sr Secured Term Loan	LIBOR (M)	0.23%	10.27%	10.50%	2/1/2018	$7,700,000	7,555,099	7,646,000	0.65%	L

								70,979,214	71,990,577	6.12%
Beverage Manufacturing
Carolina Beverage Group, LLC	Secured Notes	Fixed	—	10.63%	10.63%	8/1/2018	$4,780,000	4,780,000	4,851,700	0.41%	E/G
Business Support Services
Enerwise Global Technologies, Inc.	Sr Secured Revolving Loan	LIBOR (Q)	0.23%	8.52%	8.75%	11/30/2017	$—	(106,405)	(60,000)	(0.01)%
Enerwise Global Technologies, Inc.	Sr Secured Term Loan	LIBOR (Q)	0.23%	9.27%	9.50%	11/30/2019	$17,500,000	17,158,899	17,360,000	1.48%	L
STG-Fairway Acquisitions, Inc.	Second Lien Term Loan	LIBOR (Q)	1.25%	9.25%	10.50%	8/28/2019	$14,643,455	14,036,428	14,863,107	1.27%

								31,088,922	32,163,107	2.74%
Chemical Manufacturing
Archroma	Term Loan B	LIBOR (Q)	1.25%	8.25%	9.50%	9/30/2018	$19,896,228	19,593,258	19,747,006	1.68%
Communications Equipment Manufacturing
Globecomm Systems, Inc.	First Lien Term Loan	LIBOR (Q)	1.25%	7.63%	8.88%	12/11/2018	$14,850,000	14,701,500	14,656,950	1.25%	B
Computer Equipment Manufacturing
ELO Touch Solutions, Inc.	Second Lien Term Loan	LIBOR (Q)	1.50%	10.50%	12.00%	12/1/2018	$12,000,000	11,638,008	11,520,000	0.98%
Computer Systems Design and Related Services
Autoalert, LLC	First Lien Term Loan	LIBOR (Q)	0.25%	4.75% Cash + 4% PIK	9.00%	3/31/2019	$30,926,035	30,399,049	31,080,665	2.65%
Blue Coat Systems, Inc.	First Lien Revolver	LIBOR (Q)	1.00%	3.50%	4.50%	5/31/2018	$—	(727,290)	(660,240)	(0.06)%	K
Blue Coat Systems, Inc.	Second Lien Term Loan	LIBOR (Q)	1.00%	8.50%	9.50%	6/28/2020	$15,000,000	14,878,125	14,775,000	1.26%
MSC Software Corporation	Second Lien Term Loan	LIBOR (M)	1.00%	7.50%	8.50%	5/29/2021	$11,993,035	11,880,123	11,753,175	1.00%
OnX Enterprise Solutions, Ltd. (Canada)	First Lien Term Loan B	LIBOR (Q)	—	8.00%	8.23%	9/3/2018	$2,361,467	2,361,467	2,341,394	0.20%
OnX Enterprise Solutions, Ltd. (Canada)	First Lien Term Loan	LIBOR (Q)	—	7.00%	7.23%	9/3/2018	$10,533,333	10,415,821	10,259,467	0.87%
OnX USA, LLC	First Lien Term Loan B	LIBOR (Q)	—	8.00%	8.23%	9/3/2018	$4,722,933	4,722,933	4,682,788	0.40%
OnX USA, LLC	First Lien Term Loan	LIBOR (Q)	—	7.00%	7.23%	9/3/2018	$5,266,667	5,211,626	5,129,733	0.44%
Vistronix, LLC	First Lien Revolver	LIBOR (Q)	0.50%	8.00%	8.50%	12/4/2018	$—	(5,809)	—	0.00%
Vistronix, LLC	First Lien Term Loan	LIBOR (M)	0.50%	8.00%	8.50%	12/4/2018	$6,535,333	6,466,509	6,551,671	0.56%
Websense, Inc.	Second Lien Term Loan	LIBOR (Q)	1.00%	7.25%	8.25%	12/27/2020	$7,200,000	7,164,000	6,930,000	0.59%

								92,766,554	92,843,653	7.91%

S-F-59

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2014

Showing Percentage of Total Cash and Investments of the Partnership

Issuer	Instrument	Ref	Floor	Spread	All-In Rate	Maturity	Principal	Cost	Value	% of Portfolio	Notes
Debt Investments (continued)
Cut and Sew Apparel Manufacturing
Jones Apparel, LLC	First Lien FILO Term Loan	LIBOR (M)	1.00%	9.60%	10.60%	4/8/2019	$14,329,403	$14,202,296	$14,429,709	1.23%
Data Processing, Hosting, and Related Services
Asset International, Inc.	Delayed Draw Term Loan	LIBOR (M)	1.00%	7.00%	8.00%	7/31/2020	$—	(42,880)	(29,158)	0.00%	K
Asset International, Inc.	Revolver	LIBOR (M)	1.00%	7.00%	8.00%	7/31/2020	$484,752	475,358	477,885	0.04%
Asset International, Inc.	First Lien Term Loan	LIBOR (M)	1.00%	7.00%	8.00%	7/31/2020	$8,191,755	8,037,946	8,122,125	0.69%
Rightside Group, Ltd.	Second Lien Term Loan	LIBOR (Q)	0.50%	8.75%	9.25%	8/6/2019	$5,000,000	4,042,549	4,775,000	0.41%
The Telx Group, Inc.	Senior Notes	Fixed	—	13.5% PIK	13.50%	7/9/2021	$4,446,651	4,446,651	4,611,177	0.39%	E
United TLD Holdco, Ltd. (Cayman Islands)	Second Lien Term Loan	LIBOR (Q)	0.50%	8.75%	9.25%	8/6/2019	$10,000,000	8,085,098	9,550,000	0.81%	H

								25,044,722	27,507,029	2.34%
Electrical Equipment and Component Manufacturing
NEXTracker, Inc.	Sr Secured Revolver	LIBOR (M)	—	8.00%	8.00%	7/1/2016	$2,500,000	508,086	1,126,250	0.10%
NEXTracker, Inc.	Sr Secured Term Loan	LIBOR (M)	—	9.50%	9.50%	12/16/2016	$2,500,000	2,216,771	2,303,750	0.20%	L
Palladium Energy, Inc.	First Lien Term Loan	LIBOR (Q)	1.00%	9.00%	10.00%	12/26/2017	$16,153,317	15,942,351	16,234,084	1.38%

								18,667,208	19,664,084	1.68%
Electrical Equipment Manufacturing
API Technologies Corp.	First Lien Term Loan	LIBOR (Q)	1.50%	7.50%	9.00%	2/6/2018	$6,687,055	6,631,621	6,610,154	0.56%
Fabricated Metal Product Manufacturing
Constellation Enterprises, LLC	First Lien Notes	Fixed	—	10.63%	10.63%	2/1/2016	$2,900,000	2,858,907	2,392,500	0.20%	E
Financial Investment Activities
Institutional Shareholder Services, Inc.	Second Lien Term Loan	LIBOR (Q)	1.00%	7.50%	8.50%	4/30/2022	$6,471,492	6,411,582	6,374,420	0.54%
Marsico Capital Management	First Lien Term Loan	LIBOR (M)	—	5.00%	5.25%	12/31/2022	$10,500,040	13,220,948	2,274,991	0.19%	I

								19,632,530	8,649,411	0.73%
Full-Service Restaurants
RM OpCo, LLC	Convertible Second Lien Term Loan Tranche B-1	Fixed	—	8.50%	8.50%	3/30/2018	$1,636,314	1,614,711	1,636,314	0.14%	B
RM OpCo, LLC	First Lien Term Loan Tranche A	Fixed	—	7.00%	7.00%	3/21/2016	$3,900,025	3,898,911	3,900,025	0.33%	B
RM OpCo, LLC	Second Lien Term Loan Tranche B	Fixed	—	8.50%	8.50%	3/30/2018	$8,153,188	8,153,188	6,457,325	0.55%	B
RM OpCo, LLC	Second Lien Term Loan Tranche B-1	Fixed	—	8.50%	8.50%	3/30/2018	$2,567,717	2,546,166	2,567,717	0.22%	B
RM OpCo, LLC	Sr Convertible Second Lien Term Loan B	Fixed	—	8.50%	8.50%	3/30/2018	$631,164	631,164	631,164	0.05%	B

								16,844,140	15,192,545	1.29%
Gaming Industries
AP Gaming I, LLC	First Lien Revolver	LIBOR (Q)	—	8.25%	8.41%	12/20/2018	$5,000,000	2,931,716	2,812,500	0.24%
AP Gaming I, LLC	First Lien Term Loan B	LIBOR (Q)	1.00%	8.25%	9.25%	12/20/2020	$14,850,000	14,450,326	14,850,000	1.27%

								17,382,042	17,662,500	1.51%
General Medical and Surgical Hospitals
RegionalCare Hospital Partners, Inc.	Second Lien Term Loan	LIBOR (M)	1.00%	9.50%	10.50%	10/23/2019	$21,017,525	20,729,782	20,964,981	1.79%
Grocery Stores
Bashas, Inc.	First Lien FILO Term Loan	LIBOR (M)	1.50%	7.00%	8.50	10/8/2019	$10,632,845	10,592,167	10,616,895	0.90%
The Great Atlantic & Pacific Tea Company, Inc.	Term Loan Tranche B	LIBOR (M)	1.00%	8.85%	9.85%	9/17/2019	$20,966,890	20,619,519	20,945,923	1.78%

								31,211,686	31,562,818	2.68%

S-F-60

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2014

Showing Percentage of Total Cash and Investments of the Partnership

Issuer	Instrument	Ref	Floor	Spread	All-In Rate	Maturity	Principal	Cost	Value	% of Portfolio	Notes
Debt Investments (continued)
Insurance Carriers
Acrisure, LLC	Second Lien Additional Notes	LIBOR (Q)	1.00%	10.50%	11.50%	3/31/2020	$2,520,198	$2,391,227	$2,527,200	0.22%
Acrisure, LLC	Second Lien Notes	LIBOR (Q)	1.00%	10.50%	11.50%	3/31/2020	$29,288,298	28,725,701	29,317,586	2.50%
US Apple Holdco, LLC	First Lien Term Loan	LIBOR (Q)	0.50%	11.50%	12.00%	8/29/2019	$20,000,000	19,247,507	19,940,000	1.70%

								50,364,435	51,784,786	4.42%
Insurance Related Activities
Confie Seguros Holding II Co.	Second Lien Term Loan	LIBOR (M)	1.25%	9.00%	10.25%	5/8/2019	$7,861,809	7,776,100	7,859,372	0.67%
Lessors of Nonfinancial Intangible Assets
ABG Intermediate Holdings 2, LLC	Second Lien Term Loan	LIBOR (S)	1.00%	8.00%	9.00%	5/27/2022	$15,990,714	15,838,253	16,110,644	1.37%
Lessors of Real Estate
Hunt Companies, Inc.	Senior Secured Notes	Fixed	—	9.63%	9.63%	3/1/2021	$13,084,000	12,935,462	13,476,520	1.15%	E/G
Management, Scientific, and Technical Consulting Services
Dodge Data & Analytics, LLC	First Lien Term Loan	LIBOR (Q)	1.00%	8.75%	9.75%	10/31/2019	$27,923,077	27,174,478	27,853,269	2.37%
Merchant Wholesalers
Envision Acquisition Company, LLC	Second Lien Term Loan	LIBOR (Q)	1.00%	8.75%	9.75%	11/4/2021	$9,079,011	8,914,869	9,044,964	0.77%
Motion Picture and Video Industries
CORE Entertainment, Inc.	First Lien Term Loan	Fixed	—	9.00%	9.00%	6/21/2017	$9,462,231	9,402,044	8,203,755	0.70%
CORE Entertainment, Inc.	Second Lien Term Loan	Fixed	—	13.50%	13.50%	6/21/2018	$7,569,785	7,518,166	6,233,718	0.53%

								16,920,210	14,437,473	1.23%
Newspaper, Periodical, Book, and Directory Publishers
MediMedia USA, Inc.	First Lien Revolver	LIBOR (Q)	—	6.75%	6.99%	5/20/2018	$3,875,000	3,065,963	3,596,543	0.31%
MediMedia USA, Inc.	First Lien Term Loan	LIBOR (Q)	1.25%	6.75%	8.00%	11/20/2018	$9,591,911	9,372,798	9,376,093	0.80%

								12,438,761	12,972,636	1.11%
Nondepository Credit Intermediation
Caribbean Financial Group (Cayman Islands)	Sr Secured Notes	Fixed	—	11.50%	11.50%	11/15/2019	$10,000,000	9,846,274	10,300,000	0.88%	E/G/H
Trade Finance Funding I, Ltd. (Cayman Islands)	Secured Class B Notes	Fixed	—	10.75%	10.75%	11/13/2018	$15,084,000	15,084,000	15,008,580	1.28%	E/H

								24,930,274	25,308,580	2.16%
Nonscheduled Air Transportation
One Sky Flight, LLC	Second Lien Term Loan	Fixed	—	12% Cash + 3% PIK	15.00%	6/3/2019	$18,660,646	17,417,637	19,220,465	1.64%
Oil and Gas Extraction
Jefferson Gulf Coast Energy Partners, LLC	First Lien Term Loan B	LIBOR (M)	1.00%	8.00%	9.00%	2/27/2018	$14,962,500	14,824,074	14,289,188	1.22%
MD America Energy, LLC	Second Lien Term Loan	LIBOR (Q)	1.00%	8.50%	9.50%	8/4/2019	$10,000,000	9,533,785	9,600,000	0.82%

								24,357,859	23,889,188	2.04%
Other Information Services
TCH-2 Holdings, LLC	Second Lien Term Loan	LIBOR (M)	1.00%	7.75%	8.75%	11/6/2021	$19,988,392	19,704,946	19,288,799	1.64%
Other Telecommunications
Securus Technologies, Inc.	Second Lien Term Loan	LIBOR (Q)	1.25%	7.75%	9.00%	4/30/2021	$14,000,000	13,860,000	13,790,000	1.17%
Petroleum and Coal Products Manufacturing
Boomerang Tube, LLC	Second Lien Term Loan	LIBOR (Q)	1.50%	9.50%	11.00%	10/11/2017	$3,825,453	3,778,669	3,318,581	0.28%
Plastics Products Manufacturing
Iracore International, Inc.	Sr Secured Notes	Fixed	—	9.50%	9.50%	6/1/2018	$13,600,000	13,600,000	8,194,000	0.70%	E/G
S-F-61

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2014

Showing Percentage of Total Cash and Investments of the Partnership

Issuer	Instrument	Ref	Floor	Spread	All-In Rate	Maturity	Principal	Cost	Value	% of Portfolio	Notes
Debt Investments (continued)
Radio and Television Broadcasting
SiTV, Inc.	Sr Secured Notes	Fixed	—	10.38%	10.38%	7/1/2019	$7,312,000	$7,312,000	$6,818,440	0.58%	E/G
The Tennis Channel, Inc.	First Lien Term Loan	LIBOR (Q)	—	8.50%	8.75%	5/29/2017	$18,250,825	17,914,285	18,369,455	1.56%

								25,226,285	25,187,895	2.14%
Retail
Kenneth Cole Productions, Inc.	First Lien FILO Term Loan	LIBOR (M)	1.00%	10.40%	11.40%	9/25/2017	$10,590,909	10,434,633	10,643,863	0.91%
Connexity, Inc.	Second Lien Term Loan	LIBOR (Q)	—	12.50%	12.73%	3/31/2016	$6,630,353	6,536,895	6,600,516	0.56%
Shop Holding, LLC	Convertible Promissory Note	Fixed	—	5.00%	5.00%	8/5/2015	$73,140	73,140	67,691	0.01%	E

								17,044,668	17,312,070	1.48%
Satellite Telecommunications
Avanti Communications Group, PLC (United Kingdom)	Sr Secured Notes	Fixed	—	10.00%	10.00%	10/1/2019	$9,914,000	9,914,000	9,492,655	0.81%	E/G/H
Scheduled Air Transportation
Aircraft Leased to Delta Air Lines, Inc.
N913DL	Aircraft Secured Mortgage	Fixed	—	8.00%	8.00%	3/15/2017	$205,106	205,106	209,168	0.02%	F
N918DL	Aircraft Secured Mortgage	Fixed	—	8.00%	8.00%	8/15/2018	$313,694	313,694	320,440	0.03%	F
N954DL	Aircraft Secured Mortgage	Fixed	—	8.00%	8.00%	3/20/2019	$429,007	429,007	437,679	0.04%	F
N955DL	Aircraft Secured Mortgage	Fixed	—	8.00%	8.00%	6/20/2019	$451,165	451,165	460,258	0.04%	F
N956DL	Aircraft Secured Mortgage	Fixed	—	8.00%	8.00%	5/20/2019	$448,792	448,792	457,902	0.04%	F
N957DL	Aircraft Secured Mortgage	Fixed	—	8.00%	8.00%	6/20/2019	$455,112	455,112	464,283	0.04%	F
N959DL	Aircraft Secured Mortgage	Fixed	—	8.00%	8.00%	7/20/2019	$461,378	461,378	470,601	0.04%	F
N960DL	Aircraft Secured Mortgage	Fixed	—	8.00%	8.00%	10/20/2019	$483,873	483,873	493,258	0.04%	F
N961DL	Aircraft Secured Mortgage	Fixed	—	8.00%	8.00%	8/20/2019	$475,489	475,489	484,908	0.04%	F
N976DL	Aircraft Secured Mortgage	Fixed	—	8.00%	8.00%	2/15/2018	$308,103	308,103	314,588	0.03%	F
Aircraft Leased to United Airlines, Inc.
N659UA	Aircraft Secured Mortgage	Fixed	—	12.00%	12.00%	2/28/2016	$1,582,136	1,582,136	1,659,003	0.14%	F
N661UA	Aircraft Secured Mortgage	Fixed	—	12.00%	12.00%	5/4/2016	$1,788,182	1,788,181	1,899,950	0.16%	F
Mesa Air Group, Inc.	Acquisition Delayed Draw Loan	LIBOR (M)	—	7.25%	N/A	7/15/2022	$—	(271,500)	(135,750)	(0.01)%	K
Mesa Air Group, Inc.	Acquisition Loan	LIBOR (M)	—	7.25%	7.44%	7/15/2022	$17,810,658	17,469,814	17,632,552	1.50%

								24,600,350	25,168,840	2.15%
Scientific Research and Development Services
BPA Laboratories, Inc.	Senior Secured Notes	Fixed	—	12.25%	12.25%	4/1/2017	$38,932,000	39,001,750	41,754,570	3.56%	E/G
Semiconductor and Other Electronic Component Manufacturing
Soraa, Inc.	Sr Secured Term Loan	LIBOR (M)	0.23%	10.27%	10.50%	9/1/2017	$22,500,000	21,822,817	21,633,750	1.84%	L
SunEdison, Inc.	Senior Secured Letters of Credit	Fixed	—	3.75%	N/A	2/28/2017	$—	(1,031,717)	(750,340)	(0.06)%	J/K

								20,791,100	20,883,410	1.78%

S-F-62

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2014

Showing Percentage of Total Cash and Investments of the Partnership

Issuer	Instrument	Ref	Floor	Spread	All-In Rate	Maturity	Principal	Cost	Value	% of Portfolio	Notes
Debt Investments (continued)
Software Publishers
Acronis International GmbH (Switzerland)	First Lien Term Loan	LIBOR (Q)	1.00%	13.00%	14.00%	2/21/2017	$30,634,068	$30,429,609	$28,949,194	2.47%	H
ArcServe (USA), LLC	Second Lien Term Loan	LIBOR (Q)	0.50%	8.50%	9.00%	1/31/2020	$30,000,000	29,439,740	30,015,000	2.57%	H
BlackLine Systems, Inc.	First Lien Term Loan	LIBOR (Q)	1.50%	0.4% Cash + 7.6% PIK	9.50%	9/25/2018	$13,577,457	12,859,373	13,781,119	1.17%
Coreone Technologies, LLC	First Lien Term Loan	LIBOR (Q)	1.00%	3.75% Cash + 5% PIK	9.75%	9/4/2018	$14,257,231	14,028,252	13,865,157	1.18%
Deltek, Inc.	Second Lien Term Loan	LIBOR (Q)	1.25%	8.75%	10.00%	10/10/2019	$15,000,000	14,831,408	15,099,975	1.29%
Edmentum, Inc.	Second Lien Term Loan	LIBOR (Q)	1.50%	9.75%	11.25%	5/17/2019	$21,500,000	21,361,215	11,287,500	0.96%

								122,949,597	112,997,945	9.64%
Specialty Hospitals
Bioventus, LLC	Second Lien Term Loan	LIBOR (Q)	1.00%	10.00%	11.00%	4/10/2020	$11,000,000	10,786,339	10,945,000	0.93%
UBC Healthcare Analytics, Inc.	First Lien Term Loan	LIBOR (Q)	1.00%	9.00%	10.00%	7/1/2018	$4,401,081	4,379,076	4,390,078	0.37%

								15,165,415	15,335,078	1.30%
Structured Note Funds
Magnolia Finance V plc (Cayman Islands)	Asset-Backed Credit Linked Notes	Fixed	—	13.13%	13.13%	8/2/2021	$15,000,000	15,000,000	15,123,000	1.29%	E/H

S-F-63

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2014

Showing Percentage of Total Cash and Investments of the Partnership

Issuer	Instrument	Ref	Floor	Spread	All-In Rate	Maturity	Principal or Shares	Cost	Value	% Portfolio	Notes
Debt Investments (continued)
Textile Furnishings Mills
Lexmark Carpet Mills, Inc.	First Lien Term Loan	LIBOR (Q)	1.00%	10.00%	11.00%	12/19/2019	$25,000,000	$25,000,000	$24,925,000	2.12%
Utility System Construction
Kawa Solar Holdings Limited	Revolving Credit Facility	Fixed	—	8.00%	8.00%	7/2/2017	$25,000,000	25,000,000	25,000,000	2.13%
Wired Telecommunications Carriers
Alpheus Communications, LLC	Delayed Draw Term Loan	LIBOR (Q)	1.00%	6.92%	7.92%	5/31/2018	$372,616	361,456	371,494	0.03%
Alpheus Communications, LLC	First Lien FILO Term Loan	LIBOR (Q)	1.00%	6.92%	7.92%	5/31/2018	$8,145,022	8,064,048	8,136,877	0.70%
Integra Telecom Holdings, Inc.	Second Lien Term Loan	LIBOR (Q)	1.25%	8.50%	9.75%	2/22/2020	$15,000,000	14,737,750	14,943,750	1.28%

								23,163,254	23,452,121	2.01%
Wireless Telecommunications Carriers
Gogo, LLC	First Lien Term Loan	LIBOR (Q)	1.50%	9.75%	11.25%	6/21/2017	$19,083,140	18,579,398	19,655,634	1.67%
Gogo, LLC	First Lien Term Loan B-2	LIBOR (Q)	1.00%	6.50%	7.50%	3/21/2018	$5,510,950	5,414,893	5,345,622	0.46%

								23,994,291	25,001,256	2.13%

Total Debt Investments								1,128,140,974	1,113,593,115	94.87%

Equity Securities
Architectural, Engineering, and Related Services
Alion Science & Technology Corporation	Warrants						300	—	3	—	C
Basic Chemical Manufacturing
Green Biologics, Inc.	Warrants to Purchase Stock						376,147	272,594	276,882	0.02%	C/E
Business Support Services
Findly Talent, LLC	Membership Units						708,229	230,938	162,184	0.01%	C/E
STG-Fairway Holdings, LLC	Class A Units						841,479	943,287	2,917,492	0.25%	C/E

								1,174,225	3,079,676	0.26%
Communications Equipment Manufacturing
Wasserstein Cosmos Co-Invest, L.P.	Limited Partnership Units						5,000,000	5,000,000	4,175,000	0.36%	B/C/E
Data Processing, Hosting, and Related Services
Anacomp, Inc.	Class A Common Stock						1,255,527	26,711,048	916,535	0.08%	C/E/F
Rightside Group, Ltd.	Warrants						498,855	2,778,622	693,748	0.06%	C/E

								29,489,670	1,610,283	0.14%
Electrical Equipment and Component Manufacturing
NEXTracker, Inc.	Series B Preferred Stock						268,817	999,999	999,999	0.09%	C/E
NEXTracker, Inc.	Warrants to Purchase Stock						357,022	370,118	385,013	0.03%	C/E

								1,370,117	1,385,012	0.12%
Financial Investment Activities
Marsico Holdings, LLC	Common Interest Units						168,698	172,694	16,870	—	C/E/I
Full-Service Restaurants
RM Holdco, LLC	Equity Participation						24	—	792	—	B/C/E
RM Holdco, LLC	Membership Units						13,161,000	2,010,777	—	—	B/C/E

								2,010,777	792	—
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing
Precision Holdings, LLC	Class C Membership Interest						33	—	1,469	—	C/E
Nonmetallic Mineral Mining and Quarrying
EPMC HoldCo, LLC	Membership Units						1,312,720	—	682,614	0.06%	B/E

S-F-64

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2014

Showing Percentage of Total Cash and Investments of the Partnership

Issuer	Instrument	Ref	Floor	Spread	All-In Rate	Maturity	Principal or Shares	Cost	Value	% Portfolio	Notes
Equity Securities (continued)
Nonscheduled Air Transportation
Flight Options Holdings I, Inc.	Warrants to Purchase Common Stock						$1,843	$1,274,000	$3,311,430	0.28%	C/E
Radio and Television Broadcasting
SiTV, Inc.	Warrants to Purchase Common Stock						233,470	300,322	331,527	0.03%	C/E
Retail
Shop Holding, LLC	Class A Units						507,167	480,049	379,665	0.03%	C/E
Shop Holding, LLC	Warrants to Purchase Class A Units						326,691	—	3	—	C/E

								480,049	379,668	0.03%
Scheduled Air Transportation
Aircraft Leased to Delta Air Lines, Inc.
N913DL	Trust Beneficial Interests						1,009	87,287	117,497	0.01%	E/F
N918DL	Trust Beneficial Interests						829	94,907	135,890	0.01%	E/F
N954DL	Trust Beneficial Interests						775	110,643	72,604	0.01%	E/F
N955DL	Trust Beneficial Interests						749	109,549	111,010	0.01%	E/F
N956DL	Trust Beneficial Interests						756	109,486	106,801	0.01%	E/F
N957DL	Trust Beneficial Interests						749	110,163	107,682	0.01%	E/F
N959DL	Trust Beneficial Interests						743	110,838	108,579	0.01%	E/F
N960DL	Trust Beneficial Interests						726	113,477	107,865	0.01%	E/F
N961DL	Trust Beneficial Interests						737	112,742	102,826	0.01%	E/F
N976DL	Trust Beneficial Interests						883	97,111	102,006	0.01%	E/F
Aircraft Leased to United Airlines, Inc.
United N659UA-767, LLC (N659UA)	Trust Beneficial Interests						525	2,548,939	3,177,822	0.27%	E/F
United N661UA-767, LLC (N661UA)	Trust Beneficial Interests						509	2,495,032	3,078,923	0.26%	E/F

								6,100,174	7,329,505	0.63%

S-F-65

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2014

Showing Percentage of Total Cash and Investments of the Partnership

Issuer	Instrument	Ref	Floor	Spread	All-In Rate	Maturity	Shares	Cost	Value	% of Portfolio	Notes
Equity Securities (continued)
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing
KAGY Holding Company, Inc.	Series A Preferred Stock						9,778	$1,091,200	$121,975	0.01%	B/C/E
Semiconductor and Other Electronic Component Manufacturing
Ichor Systems Holdings, LLC	Membership Units						352	—	229,504	0.02%	C/E
Soraa, Inc.	Warrants to Purchase Common Stock						315,000	408,987	—	—	C/E

								408,987	229,504	0.02%
Software Publishers
Blackline Intermediate, Inc.	Warrants to Purchase Common Stock						1,232,731	522,678	789,441	0.07%	C/E
Wired Telecommunications Carriers
Integra Telecom, Inc.	Common Stock						1,274,522	8,433,885	5,295,511	0.44%	C/E
Integra Telecom, Inc.	Warrants						346,939	19,920	226,482	0.02%	C/E
V Telecom Investment S.C.A. (Luxembourg)	Common Shares						1,393	3,236,256	3,699,127	0.32%	C/D/E/H

								11,690,061	9,221,120	0.78%
Total Equity Securities								61,357,548	32,942,771	2.81%

Total Investments								1,189,498,522	1,146,535,886

Cash and Cash Equivalents
Union Bank of California	Commercial Paper	Fixed	—	0.03%		1/2/2015			6,999,994	0.60%
Cash Denominated in Foreign Currencies									192,187	0.02%
Cash Held on Account at Various Institutions									20,076,611	1.70%

Cash and Cash Equivalents									27,268,792	2.32%

Total Cash and Investments									$1,173,804,678	100.00%	M

Notes to Consolidated Statement of Investments:

(A)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(B)
Non-controlled affiliate—as defined under the Investment Company Act of 1940 (ownership of between 5% and 25% of the outstanding voting securities of this issuer). See Consolidated Schedule of Changes in Investments in Affiliates.

(C)
Non-income producing security.

(D)
Principal amount denominated in foreign currency. Amortized cost and fair value converted from foreign currency to US dollars. (See Note 2)

(E)
Restricted security. (See Note 2)

(F)
Controlled issuer—as defined under the Investment Company Act of 1940 (ownership of 25% or more of the outstanding voting securities of this issuer). Investment is not more than 50% owned nor deemed to be a significant subsidiary. See Consolidated Schedule of Changes in Investments in Affiliates.

(G)
Investment has been segregated to collateralize certain unfunded commitments.

(H)
Non-U.S. company or principal place of business outside the U.S. and as a result the investment is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Partnership may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Partnership's total assets.

(I)
Deemed an investment company under Section 3(c) of the Investment Company Act and as a result the investment is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Partnership may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Partnership's total assets.

(J)
Publicly traded company with a market capitalization greater than $250 million and as a result the investment is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Partnership may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Partnership's total assets.

(K)
Negative balances relate to an unfunded commitment that was acquired and valued at a discount.

(L)
In addition to the stated coupon, investment has a back-end fee payable upon repayment of the loan in the amount of 4.0% for Soraa, 8.0% for VitAg, 1.5% for Enerwise, 2.5% for NEXTracker, and 7.0% for Green Biologics.

S-F-66

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2014

Showing Percentage of Total Cash and Investments of the Partnership

(M)
All cash and investments, except those referenced in Notes G above, are pledged as collateral under certain debt as described in Note 4 to the Consolidated Financial Statements.

LIBOR or EURIBOR resets monthly (M), quarterly (Q), semiannually (S), annually (A).

        Aggregate acquisitions and aggregate dispositions of investments, other than government securities, totaled $669,515,626, and $266,008,974 respectively, for the twelve months ended December 31, 2014. Aggregate acquisitions includes investment assets received as payment in kind. Aggregate dispositions includes principal paydowns on and maturities of debt investments. The total value of restricted securities and bank debt as of December 31, 2014 was $1,146,535,883, or 97.7% of total cash and investments of the Partnership.

        Options and swaps at December 31, 2014 were as follows:

Investment	Notional Amount	Fair Value
Interest Rate Cap, 4%, expires 5/15/2016	$25,000,000	$497
Euro/US Dollar Cross-Currency Basis Swap, Pay Euros/Receive USD, Expires 3/31/2017	$4,289,018	$1,717,610

See accompanying notes.

S-F-67

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments

December 31, 2013

Showing Percentage of Total Cash and Investments of the Partnership

Issuer	Instrument	Ref	Floor	Spread	Maturity	Principal	Cost	Value	% of Portfolio	Notes
Debt Investments (A)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services
Expert Global Solutions, LLC	First Lien Term Loan	LIBOR (Q)	1.25%	7.25%	4/3/2018	$699,754	$701,280	$703,691	0.09%
Expert Global Solutions, LLC	Second Lien Term Loan	LIBOR (Q)	1.50%	11.00%	10/3/2018	$7,434,877	7,228,004	7,382,833	0.94%

							7,929,284	8,086,524	1.03%
Advertising, Public Relations, and Related Services
Doubleplay III Limited (United Kingdom)	First Lien Facility A1 Term Loan	EURIBOR (Q)	1.25%	6.25%	3/18/2018	€13,165,705	16,428,630	16,736,606	2.12%	D/J
Architectural, Engineering, and Related Services
ESP Holdings, Inc.	Jr Unsecured Subordinated Promissory Notes	Fixed	—	6% Cash + 10% PIK	12/31/2019	$7,959,369	7,959,369	7,959,369	1.01%	B/E
Artificial Synthetic Fibers and Filaments Manufacturing
AGY Holding Corp.	Sr Secured Term Loan	Fixed		12.00%	9/15/2016	$2,056,927	2,056,927	2,056,927	0.26%	B
AGY Holding Corporation	Second Lien Term Loan	Fixed	—	11.00%	11/15/2016	$9,268,000	7,586,317	9,268,000	1.17%	B/E

							9,643,244	11,324,927	1.43%
Beverage Manufacturing
Carolina Beverage Group, LLC	Secured Notes	Fixed	—	10.625%	8/1/2018	$7,780,000	7,780,000	8,207,900	1.04%	E
Business Support Services
STG-Fairway Acquisitions, Inc.	Second Lien Term Loan	LIBOR (Q)	1.25%	9.25%	8/28/2019	$14,643,455	13,944,123	14,929,002	1.89%
Chemical Manufacturing
Archroma	Term Loan B	LIBOR (Q)	1.25%	8.25%	9/30/2018	$17,456,250	17,107,125	17,401,699	2.20%
Communications Equipment Manufacturing
Globecomm Systems Inc.	First Lien Term Loan	LIBOR (Q)	1.25%	7.625%	12/11/2018	$15,000,000	14,850,000	15,097,500	1.91%	B
Computer Equipment Manufacturing
ELO Touch Solutions, Inc.	Second Lien Term Loan	LIBOR (Q)	1.50%	10.50%	12/1/2018	$10,000,000	9,666,672	9,100,000	1.15%
Converted Paper Products Manufacturing
Ranpak Corp.	Second Lien Term Loan	LIBOR (Q)	1.25%	7.25%	4/23/2020	$3,469,573	3,434,877	3,573,660	0.45%
Computer Systems Design and Related Services
Blue Coat Systems	First Lien Revolver	LIBOR (Q)	1.00%	3.50%	5/31/2018	$4,500,000	3,540,000	4,060,800	0.51%	L
Blue Coat Systems	Second Lien Term Loan	LIBOR (Q)	1.00%	8.50%	6/28/2020	$15,000,000	14,878,125	15,300,000	1.94%
OnX Enterprise Solutions, Ltd.	First Lien Term Loan	LIBOR (Q)	—	7.00%	9/3/2018	$10,640,000	10,483,300	10,709,160	1.36%
OnX USA, LLC	First Lien Term Loan	LIBOR (Q)	—	7.00%	9/3/2018	$5,320,000	5,244,790	5,354,580	0.68%
Websense, Inc.	Second Lien Term Loan	LIBOR (Q)	1.00%	7.25%	12/27/2020	$7,200,000	7,164,000	7,218,000	0.91%

							41,310,215	42,642,540	5.40%
Data Processing, Hosting, and Related Services
The Telx Group, Inc.	Senior Unsecured Notes	Fixed	—	10% Cash + 2% PIK	9/26/2019	$7,098,916	6,960,435	7,631,335	0.97%	E
Electric Power Generation, Transmission and Distribution
Panda Sherman Power, LLC	First Lien Term Loan	LIBOR (Q)	1.50%	7.50%	9/14/2018	$11,070,172	10,932,474	11,402,277	1.44%
Panda Temple Power II, LLC	First Lien Term Loan	LIBOR (Q)	1.25%	6.00%	4/3/2019	$5,892,970	5,834,041	6,069,759	0.77%

							16,766,515	17,472,036	2.21%
Electrical Equipment and Component Manufacturing
Palladium Energy, Inc.	First Lien Term Loan	LIBOR (Q)	1.00%	9.00%	12/26/2027	$16,500,317	16,225,541	16,426,066	2.08%
Fabricated Metal Product Manufacturing
Constellation Enterprises, LLC	First Lien Notes	Fixed	—	10.625%	2/1/2016	$12,500,000	12,322,875	10,875,000	1.38%	E/G
Financial Investment Activities
Marsico Capital Management	First Lien Term Loan	LIBOR (M)	—	5.00%	12/31/2022	$10,637,623	13,394,183	3,882,732	0.49%	K

S-F-68

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Partnership

Issuer	Instrument	Ref	Floor	Spread	Maturity	Principal	Cost	Value	% of Portfolio	Notes
Debt Investments (continued)
Freight Transportation Arrangement
Livingston International, Inc. (Canada)	Second Lien Term Loan	LIBOR (Q)	1.25%	7.75%	4/18/2020	$3,665,217	$3,597,620	$3,756,848	0.48%	J
Full-Service Restaurants
RM Holdco, LLC	Subordinated Convertible Term Loan	Fixed	—	1.12% PIK	3/21/2018	$5,164,796	5,164,796	2,197,621	0.28%	B
RM OpCo, LLC	Convertible First Lien Term Loan Tranche B-1	Fixed	—	12% Cash + 7% PIK	3/21/2016	$1,370,199	1,339,883	1,370,199	0.17%	B
RM OpCo, LLC	First Lien Term Loan Tranche A	Fixed	—	11.00%	3/21/2016	$3,626,947	3,626,947	3,626,947	0.46%	B
RM OpCo, LLC	First Lien Term Loan Tranche B	Fixed	—	12% Cash + 7% PIK	3/21/2016	$6,825,328	6,825,328	6,825,328	0.86%	B
RM OpCo, LLC	First Lien Term Loan Tranche B-1	Fixed	—	12% Cash + 7% PIK	3/21/2016	$2,150,088	2,109,019	2,150,088	0.27%	B

							19,065,973	16,170,183	2.04%
Gaming Industries
AP Gaming I, LLC	First Lien Term Loan B	LIBOR (Q)	1.00%	8.25%	12/20/2020	$15,000,000	14,550,000	14,737,500	1.87%
Grocery Stores
Bashas, Inc.	First Lien FILO Term Loan	LIBOR (M)	1.50%	9.35%	12/28/2015	$14,843,788	14,802,168	15,066,445	1.91%
Inland Water Transportation
US Shipping Corp	First Lien Term Loan B	LIBOR (Q)	1.25%	7.75%	4/30/2018	$12,603,333	12,477,300	12,965,679	1.64%
Insurance Related Activities
Confie Seguros Holding II Co.	Second Lien Term Loan	LIBOR (Q)	1.25%	9.00%	5/8/2019	$6,341,809	6,245,733	6,391,370	0.81%
Merchant Wholesalers
Envision Acquisition Company, LLC	Second Lien Term Loan	LIBOR (Q)	1.00%	8.75%	11/4/2021	$9,079,011	8,897,430	9,192,498	1.16%
Metal Ore Mining
St Barbara Ltd. (Australia)	First Priority Senior Secured Notes	Fixed	—	8.875%	4/15/2018	$7,359,000	7,326,651	6,144,765	0.78%	E
Motion Picture and Video Industries
CORE Entertainment, Inc.	First Lien Term Loan	Fixed	—	9.00%	6/21/2017	$9,462,231	9,381,116	8,610,631	1.09%
CORE Entertainment, Inc.	Second Lien Term Loan	Fixed	—	13.50%	6/21/2018	$7,569,785	7,502,054	6,858,225	0.88%

							16,883,170	15,468,856	1.97%
Newspaper, Periodical, Book, and Directory Publishers
Hanley-Wood, LLC	First Lien FILO Term Loan	LIBOR (Q)	1.25%	6.75%	7/15/2018	$16,707,600	16,707,600	16,699,246	2.13%
MediMedia USA, Inc.	First Lien Revolver	LIBOR (M)	—	6.75%	5/20/2018	$4,960,000	3,797,500	4,523,908	0.57%
MediMedia USA, Inc.	First Lien Term Loan	LIBOR (M)	1.25%	6.75%	11/20/2018	$9,701,250	9,433,029	9,458,719	1.20%

							29,938,129	30,681,873	3.90%
Nondepository Credit Intermediation
Caribbean Financial Group (Cayman Islands)	Senior Secured Notes	Fixed	—	11.50%	11/15/2019	$10,000,000	9,824,072	10,700,000	1.35%	E
Trade Finance Funding I, Ltd. (Cayman Islands)	Secured Class B Notes	Fixed	—	10.75%	11/13/2018	$15,000,000	15,000,000	14,962,500	1.90%	E/J

							24,824,072	25,662,500	3.25%
Nonresidential Building Construction
NCM Group Holdings, LLC	First Lien Term Loan	LIBOR (Q)	1.00%	11.50%	8/29/2018	$10,000,000	9,620,619	9,875,000	1.25%
Nonscheduled Air Transportation
One Sky Flight, LLC	Second Lien Term Loan	Fixed	—	12% Cash + 3% PIK	5/4/2019	$18,200,000	16,929,086	17,708,600	2.24%
Oil and Gas Extraction
Willbros Group, Inc.	First Lien Term Loan	LIBOR (Q)	1.25%	9.75%	8/7/2019	$15,426,118	15,051,713	15,657,510	1.98%
Other Telecommunications
Securus Technologies, Inc.	Second Lien Term Loan	LIBOR (Q)	1.25%	7.75%	4/30/2021	$14,000,000	13,860,000	13,925,660	1.76%

S-F-69

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Partnership

Issuer	Instrument	Ref	Floor	Spread	Maturity	Principal	Cost	Value	% of Portfolio	Notes
Debt Investments (continued)
Petroleum and Coal Products Manufacturing
Boomerang Tube, LLC	Second Lien Term Loan	LIBOR (Q)	1.50%	9.50%	10/11/2017	$7,749,023	$7,563,978	$7,477,807	0.95%
Plastics Products Manufacturing
Iracore International, Inc.	Senior Secured Notes	Fixed	—	9.50%	6/1/2018	$13,600,000	13,600,000	14,426,622	1.83%	E
Professional, Scientific, and Technical Services
Connolly, LLC	Second Lien Term Loan	LIBOR (Q)	1.25%	9.25%	7/15/2019	$12,000,000	11,829,534	12,270,000	1.55%
ConvergeOne Holdings	First Lien Term Loan	LIBOR (Q)	1.25%	8.00%	5/8/2019	$12,654,643	12,464,823	12,570,236	1.59%

							24,294,357	24,840,236	3.14%
Promoters of Performing Arts, Sports, and Similar Events
Stadium Management Group	Second Lien Term Loan	LIBOR (M)	1.25%	9.50%	12/7/2018	$11,000,000	10,817,390	11,055,000	1.40%
Radio and Television Broadcasting
SiTV, Inc.	First Lien Term Loan	LIBOR (Q)	2.00%	6% Cash + 4% PIK	8/3/2016	$6,995,124	6,648,634	6,774,778	0.86%
The Tennis Channel, Inc.	First Lien Term Loan	LIBOR (Q)	—	8.50%	5/29/2017	$17,589,459	17,134,705	17,615,843	2.23%

							23,783,339	24,390,621	3.09%
Retail
Kenneth Cole Productions, Inc.	First Lien FILO Term Loan	LIBOR (M)	1.00%	10.40%	9/25/2017	$11,272,727	11,051,496	11,329,090	1.44%
Shopzilla, Inc.	Second Lien Term Loan	LIBOR (Q)	—	9.50%	3/31/2016	$6,710,057	6,525,027	6,683,216	0.85%

							17,576,523	18,012,306	2.29%
Satellite Telecommunications
Avanti Communications Group, PLC (United Kingdom)	Senior Secured Notes	Fixed	—	10.00%	10/1/2019	$9,914,000	9,914,000	10,335,345	1.31%	E/H/J
Scheduled Air Transportation
Aircraft Leased to Delta Air Lines, Inc.
N913DL	Aircraft Secured Mortgage	Fixed	—	8.00%	3/15/2017	289,048	289,048	296,820	0.04%	F
N918DL	Aircraft Secured Mortgage	Fixed	—	8.00%	8/15/2018	$388,001	388,001	397,290	0.05%	F
N954DL	Aircraft Secured Mortgage	Fixed	—	8.00%	3/20/2019	$514,375	514,375	524,620	0.07%	F
N955DL	Aircraft Secured Mortgage	Fixed	—	8.00%	6/20/2019	$533,283	533,283	543,320	0.07%	F
N956DL	Aircraft Secured Mortgage	Fixed	—	8.00%	5/20/2019	$532,275	532,275	542,640	0.07%	F
N957DL	Aircraft Secured Mortgage	Fixed	—	8.00%	6/20/2019	$537,947	537,947	548,250	0.07%	F
N959DL	Aircraft Secured Mortgage	Fixed	—	8.00%	7/20/2019	$543,573	543,573	553,520	0.07%	F
N960DL	Aircraft Secured Mortgage	Fixed	—	8.00%	10/20/2019	$564,855	564,855	574,430	0.07%	F
N961DL	Aircraft Secured Mortgage	Fixed	—	8.00%	8/20/2019	$558,427	558,427	568,310	0.07%	F
N976DL	Aircraft Secured Mortgage	Fixed	—	8.00%	2/15/2018	$394,360	394,360	404,600	0.05%	F
Aircraft Leased to United Airlines, Inc.
N510UA	Aircraft Secured Mortgage	Fixed	—	20.00%	10/26/2016	$328,848	328,848	404,605	0.05%	B
N512UA	Aircraft Secured Mortgage	Fixed	—	20.00%	10/26/2016	$334,535	334,535	414,010	0.05%	B
N536UA	Aircraft Secured Mortgage	Fixed	—	16.00%	9/29/2014	$108,845	108,845	114,000	0.01%	B
N545UA	Aircraft Secured Mortgage	Fixed	—	16.00%	8/29/2015	$249,695	249,695	275,405	0.03%	B
N585UA	Aircraft Secured Mortgage	Fixed	—	20.00%	10/25/2016	$392,794	392,794	486,115	0.06%	B
N659UA	Aircraft Secured Mortgage	Fixed	—	12.00%	2/28/2016	$2,708,150	2,708,150	2,948,986	0.37%	F
N661UA	Aircraft Secured Mortgage	Fixed	—	12.00%	5/4/2016	$2,880,186	2,880,186	3,171,026	0.40%	F

							11,859,197	12,767,947	1.60%
Scientific Research and Development Services
BPA Laboratories, Inc.	Senior Secured Notes	Fixed	—	12.25%	4/1/2017	$17,200,000	16,536,295	17,630,000	2.23%	E

S-F-70

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Partnership

Issuer	Instrument	Ref	Floor	Spread	Maturity	Principal	Cost	Value	% of Portfolio	Notes
Debt Investments (continued)
Semiconductor and Other Electronic Component Manufacturing
Isola USA Corporation	Senior Secured Term Loan B	LIBOR (Q)	1.00%	8.25%	11/29/2018	$14,583,333	$14,366,560	$14,729,167	1.87%
Software Publishers
BlackLine Systems, Inc.	First Lien Term Loan	LIBOR (Q)	1.50%	0.4% Cash + 7.6% PIK	9/25/2018	$12,579,747	11,811,044	12,183,485	1.56%
Coreone Technologies, LLC	First Lien Term Loan	LIBOR (Q)	1.00%	3.75% Cash +5% PIK	9/14/2018	$13,556,801	13,243,533	13,455,125	1.72%
Deltek, Inc.	Second Lien Term Loan	LIBOR (Q)	1.25%	8.75%	10/10/2019	$15,000,000	14,805,253	15,300,000	1.94%
Edmentum, Inc.	Second Lien Term Loan	LIBOR (Q)	1.50%	9.75%	5/17/2019	$15,000,000	14,748,486	15,112,500	1.91%

							54,608,316	56,051,110	7.13%
Specialty Hospitals
UBC Healthcare Analytics, Inc.	First Lien Term Loan	LIBOR (Q)	1.00%	9.00%	7/1/2018	$5,526,021	5,498,391	5,559,177	0.70%
Vantage Oncology, LLC	Senior Secured Notes		—	9.50%	6/15/2017	$5,000,000	5,000,000	5,137,500	0.65%	E

							10,498,391	10,696,677	1.35%
Structured Note Funds
Magnolia Finance V plc (Cayman Islands)	Asset-Backed Credit Linked Notes	Fixed	—	13.125%	8/2/2021	$15,000,000	15,000,000	15,000,000	1.90%	E/J
Textile Furnishings Mills
Lexmark Carpet Mills, Inc.	First Lien Term Loan	LIBOR (Q)	1.00%	10.00%	9/30/2018	$16,351,467	15,942,680	16,392,346	2.08%
Wired Telecommunications Carriers
Integra Telecom Holdings, Inc.	Second Lien Term Loan	LIBOR (Q)	1.25%	8.50%	2/22/2020	$15,000,000	14,701,027	15,459,375	1.96%
Wireless Telecommunications Carriers
Alpheus Communications, LLC	First Lien Delayed FILO Term Loan	LIBOR (Q)	1.00%	6.92%	5/31/2018	$—	(11,183)	(8,437)	—	M
Alpheus Communications, LLC	First Lien FILO Term Loan	LIBOR (Q)	1.00%	6.92%	5/31/2018	$8,248,124	8,166,127	8,186,263	1.04%
Globalive Wireless Management Corp. (Canada)	First Lien Term Loan	LIBOR (Q)	—	10.90%	4/30/2014	$3,037,292	2,933,872	3,067,665	0.39%	J
Gogo, LLC	First Lien Term Loan	LIBOR (Q)	1.50%	9.75%	6/21/2017	$19,587,428	18,707,700	21,252,360	2.69%

							29,796,516	32,497,851	4.12%

Total Debt Investments							720,651,321	726,514,593	92.05%

S-F-71

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Partnership

Issuer	Instrument	Ref	Floor	Spread	Maturity	Shares	Cost	Value	% of Portfolio	Notes
Equity Securities
Architectural, Engineering, and Related Services
ESP Holdings, Inc.	Cumulative Preferred 15%					20,297	$2,249,930	$3,947,862	0.51%	B/C/E
ESP Holdings, Inc., Common Stock	Common Stock					88,670	9,311,782	2,856,346	0.36%	B/C/E

							11,561,712	6,804,208	0.87%
Business Support Services
STG-Fairway Holdings	Class A Units					841,479	1,174,225	1,722,508	0.22%	C/E
Wasserstein Cosmos Co-Invest, L.P.	Limited Partnership Units					5,000,000	5,000,000	5,000,000	0.64%	B/C/E

							6,174,225	6,722,508	0.86%
Data Processing, Hosting, and Related Services
Anacomp, Inc.	Class A Common Stock					1,255,527	26,711,048	1,004,422	0.13%	B/C/E
Depository Credit Intermediation
Doral Financial Corporation	Common Stock					53,890	11,699,417	843,913	0.11%	C/L
Financial Investment Activities
Marsico Holdings, LLC	Common Interest Units					168,698	172,694	4,302	—	C/E/K
Full-Service Restaurants
RM Holdco, LLC	Membership Units					13,161,000	2,010,777	—	—	B/C/E
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing
Precision Holdings, LLC	Class C Membership Interests					33	—	41,645	0.01%	C/E
Nonmetallic Mineral Mining and Quarrying
EPMC HoldCo, LLC	Membership Units					1,312,720	—	1,562,137	0.20%	B/E
Nonscheduled Air Transportation
Flight Options Holdings I, Inc.	Warrants to Purchase Common Stock					1,843	1,274,000	1,268,904	0.16%	C/E
Radio and Television Broadcasting
SiTV, Inc.	Warrants to Purchase Common Stock					233,470	300,322	354,874	0.04%	C/E
Retail
Shop Holding, LLC	Class A Unit					490,037	462,576	532,919	0.07%	C/E
Shop Holding, LLC	Warrants to Purchase Class A Unit					326,691	—	38,258	—	C/E

							462,576	571,177	0.07%
Scheduled Air Transportation
Aircraft Leased to Delta Air Lines, Inc.
N913DL	Trust Beneficial Interests					727	97,376	125,970	0.02%	E/F
N918DL	Trust Beneficial Interests					623	109,938	142,970	0.02%	E/F
N954DL	Trust Beneficial Interests					591	133,027	68,000	0.01%	E/F
N955DL	Trust Beneficial Interests					576	133,868	113,560	0.01%	E/F
N956DL	Trust Beneficial Interests					580	133,907	108,800	0.01%	E/F
N957DL	Trust Beneficial Interests					576	134,785	109,650	0.01%	E/F
N959DL	Trust Beneficial Interests					573	135,658	110,500	0.01%	E/F
N960DL	Trust Beneficial Interests					563	139,173	109,650	0.01%	E/F
N961DL	Trust Beneficial Interests					570	138,350	103,870	0.01%	E/F
N976DL	Trust Beneficial Interests					654	113,413	103,033	0.01%	E/F
Aircraft Leased to United Airlines, Inc.
N510UA	Trust Beneficial Interests					54	197,409	465,625	0.06%	B/E
N512UA	Trust Beneficial Interests					53	193,046	458,277	0.06%	B/E
N536UA	Trust Beneficial Interests					81	396,289	656,766	0.08%	B/E
N545UA	Trust Beneficial Interests					67	348,071	641,840	0.08%	B/E
N585UA	Trust Beneficial Interests					53	214,737	571,706	0.07%	B/E
United N659UA-767, LLC (N659UA)	Trust Beneficial Interests					412	2,097,640	2,840,323	0.36%	E/F
United N661UA-767, LLC (N661UA)	Trust Beneficial Interests					400	2,066,062	2,852,677	0.36%	E/F

							6,782,749	9,583,217	1.19%
S-F-72

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Partnership

Issuer	Instrument	Ref	Floor	Spread	Maturity	Shares	Cost	Value	% of Portfolio	Notes
Equity Securities (continued)
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing
KAGY Holding Company, Inc.	Series A Preferred Stock					9,778	$1,091,200	$662,134	0.08%	B/C/E
Semiconductor and Other Electronic Component Manufacturing
AIP/IS Holdings, LLC	Membership Units					352	—	229,504	0.03%	C/E
Software Publishers
SLS Breeze Intermediate Holdings, Inc.	Warrants to Purchase Common Stock					1,232,731	522,678	561,632	0.07%	C/E
Wired Telecommunications Carriers
Integra Telecom, Inc.	Common Stock					1,274,522	8,433,884	5,583,686	0.72%	C/E
Integra Telecom, Inc.	Warrants					346,939	19,920	194,050	0.02%	C/E
V Telecom Investment S.C.A (Luxembourg)	Common Shares					1,393	3,236,256	3,756,053	0.48%	C/D/E/J

							11,690,060	9,533,789	1.22%
Total Equity Securities							80,453,458	39,748,366	5.04%

Total Investments							801,104,779	766,262,959

Cash and Cash Equivalents
Wells Fargo & Company	Overnight Repurchase Agreement	Fixed	—	0.09%	1/2/2014			10,501,688	1.33%
Union Bank of California	Commercial Paper	Fixed	—	0.10%	1/2/2014			8,499,976	1.07%
Cash Denominated in Foreign Currencies								121,389	0.02%
Cash Denominated in Foreign Currencies									0.00%
Cash Held on Account at Various Institutions								3,861,129	0.49%

Cash and Cash Equivalents								22,984,182	2.91%

Total Cash and Investments								$789,247,141	100.00%	I

Notes to Consolidated Statement of Investments:

(A)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(B)
Non-controlled affiliate—as defined under the Investment Company Act of 1940 (ownership of between 5% and 25% of the outstanding voting securities of this issuer). See Consolidated Schedule of Changes in Investments in Affiliates.

(C)
Non-income producing security.

(D)
Principal amount denominated in foreign currency. Amortized cost and fair value converted from foreign currency to US dollars. (See Note 2)

(E)
Restricted security. (See Note 2)

(F)
Controlled issuer—as defined under the Investment Company Act of 1940 (ownership of 25% or more of the outstanding voting securities of this issuer). Investment is not more than 50% owned nor deemed to be a significant subsidiary. See Consolidated Schedule of Changes in Investments in Affiliates.

(G)
Investment has been segregated to collateralize certain unfunded commitments.

(H)
$2,000,000 principal amount of this investment has been segregated to collateralize certain unfunded commitments.

(I)
All cash and investments, except those referenced in Notes G and H above, are pledged as collateral under the Revolving Facilities as described in Note 4 to the Consolidated Financial Statements.

(J)
Non-U.S. company or principal place of business outside the U.S. and as a result the investment is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Partnership may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Partnership's total assets.

(K)
Deemed an investment company under Section 3(c) of the Investment Company Act and as a result the investment is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Partnership may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Partnership's total assets.

(L)
Publicly traded company with a market capitalization greater than $250 million and as a result the investment is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Partnership may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Partnership's total assets.

S-F-73

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Partnership

(M)
Negative balances relate to an unfunded commitment that was acquired at a discount.

LIBOR or EURIBOR resets monthly (M), quarterly (Q), or semiannually (S).

        Aggregate acquisitions and aggregate dispositions of investments, other than government securities, totaled $471,087,319, and $235,641,665, respectively for the year ended December 31, 2013. Aggregate acquisitions includes investment assets received as payment in kind. Aggregate dispositions includes principal paydowns on and maturities of debt investments. The total value of restricted securities and bank debt as of December 31, 2013 was $765,419,046, or 97.0% of total cash and investments of the Partnership.

        Options and Swaps at December 31, 2013 were as follows:

Investment	Notional Amount	Fair Value
Interest Rate Cap, 4%, expires 5/15/2016	$25,000,000	$14,139
Euro/US Dollar Cross-Currency Basis Swap, Pay Euros/Receive USD, Expires 3/31/17	$4,289,019	$(331,183)

See accompanying notes.

S-F-74

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statements of Operations

	Year Ended December 31,
	2014	2013	2012 (1)
Investment income
Interest income:
Companies less than 5% owned	$99,423,562	$60,323,117	$42,139,023
Companies 5% to 25% owned	1,306,943	5,445,021	5,850,394
Companies more than 25% owned	192,760	1,210,926	1,253,915
Dividend income:
Companies 5% to 25% owned	1,968,748	—	1,811,189
Lease income:
Companies 5% to 25% owned	320,277	420,375	332,964
Companies more than 25% owned	1,014,053	701,239	490,066
Other income:
Companies less than 5% owned	2,328,980	1,470,116	289,073
Companies 5% to 25% owned	26,125	38,252	26,135

Total investment income	106,581,448	69,609,046	52,192,759

Operating expenses
Management and advisory fees	13,646,064	8,820,229	6,907,650
Interest expense	3,758,041	1,194,158	190,702
Amortization of deferred debt issuance costs	1,553,553	852,618	441,495
Administrative expenses	1,421,863	849,228	—
Legal fees, professional fees and due diligence expenses	953,284	400,039	789,009
Commitment fees	885,496	292,671	225,560
Director fees	239,107	192,410	132,889
Custody fees	225,754	146,360	96,447
Insurance expense	192,168	126,237	86,861
Professional fees relating to the Conversion	—	—	411,523
Other operating expenses	557,020	394,873	437,490

Total operating expenses	23,432,350	13,268,823	9,719,626

Net investment income	83,149,098	56,340,223	42,473,133
Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss):
Investments in companies less than 5% owned	(16,370,638)	(40,379,889)	(29,574,293)
Investments in companies 5% to 25% owned	(4,748,229)	(7,004,857)	13,584,105

Net realized loss	(21,118,867)	(47,384,746)	(15,990,188)
Net change in net unrealized appreciation/depreciation	(6,185,711)	56,456,107	3,205,937

Net realized and unrealized gain (loss)	(27,304,578)	9,071,361	(12,784,251)

Dividends on Series A preferred equity facility	(1,444,634)	(1,516,585)	(1,542,932)
Net change in accumulated dividends on Series A preferred equity facility	6,462	22,033	(59,867)

Net increase in net assets applicable to common limited and general partners resulting from operations	$54,406,348	$63,917,032	$28,086,083

(1)
Prior to the Conversion on April 2, 2012, the Company's portfolio had different objectives.

See accompanying notes.

S-F-75

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statements of Changes in Net Assets

	Year Ended December 31, 2014
	Total	Common Limited Partner	General Partner
Net assets applicable to common limited and general partners, beginning of year	$552,263,625	$551,095,042	$1,168,583
Contributions from common limited partner	312,201,570	312,201,570	—
Net investment income	83,149,098	67,690,585	15,458,513
Net realized loss	(21,118,867)	(20,215,019)	(903,848)
Net change in unrealized appreciation/depreciation	(6,185,711)	(5,920,975)	(264,736)
Dividends paid on preferred equity facility	(1,444,634)	(1,155,707)	(288,927)
Net change in accumulated dividends on preferred equity facility	6,462	5,170	1,292

Net increase in net assets applicable to common limited and general partners resulting from operations	54,406,348	40,404,054	14,002,294
Distributions to common limited and general partners from:
Net investment income	(85,055,453)	(69,884,576)	(15,170,877)

Net assets applicable to common limited and general partners, end of period (including accumulated net investment income of $22,994,510 in the account of the Common Limited Partner)	$833,816,090	$833,816,090	$—

	Year Ended December 31, 2013
	Total	Common Limited Partner	General Partner
Net assets applicable to common limited and general partners, beginning of year	$317,209,574	$317,209,574	$—
Contributions from common limited partner	225,201,350	225,201,350	—
Net investment income	56,340,223	45,474,169	10,866,054
Net realized loss	(47,384,746)	(37,907,797)	(9,476,949)
Net change in unrealized appreciation/depreciation	56,456,107	45,164,886	11,291,221
Dividends paid on preferred equity facility	(1,516,585)	(1,213,268)	(303,317)
Net change in accumulated dividends on preferred equity facility	22,033	17,626	4,407

Net increase in net assets applicable to common limited and general partners resulting from operations	63,917,032	51,535,616	12,381,416
Distributions to common limited and general partners from:
Net investment income	(53,418,640)	(42,851,498)	(10,567,142)
Realized gains	(645,691)	—	(645,691)

Net assets applicable to common limited and general partners, end of period (including accumulated net investment income of $26,850,149, $26,499,634 and $350,515, respectively)	$552,263,625	$551,095,042	$1,168,583

See accompanying notes.

S-F-76

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statements of Changes in Net Assets – (Continued)

	Year Ended December 31, 2012
	Total	Common Limited Partner	General Partner
Net assets applicable to common limited and general partners, beginning of year	$237,606,302	$237,606,302	$—
Contributions from common limited partner	82,692,187	82,692,187	—
Net investment income	42,473,133	42,473,133	—
Net realized loss	(15,990,188)	(15,990,188)	—
Net change in unrealized	3,205,937	3,205,937	—
Dividends paid on preferred equity facility	(1,542,932)	(1,542,932)	—
Net change in accumulated dividends on preferred equity facility	(59,867)	(59,867)	—

Net increase in net assets applicable to common limited and general partners resulting from operations	28,086,083	28,086,083	—
Distributions to common limited and general partners from:
Net investment income	(31,174,998)	(31,174,998)	—

Net assets applicable to common limited and general partners, end of year (including accumulated net investment income of $26,677,138, $26,326,623 and $350,515, respectively)	$317,209,574	$317,209,574	$—

See accompanying notes.

S-F-77

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statements of Cash Flows

	Year Ended December 31,
	2014	2013	2012
Operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$54,406,348	$63,917,032	$28,086,083
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash used in operating activities:
Net realized loss	21,118,867	47,384,746	15,990,188
Net change in unrealized appreciation/depreciation of investments	6,085,664	(55,997,304)	(3,450,486)
Dividends paid on Series A preferred equity facility	1,444,634	1,516,585	1,542,932
Net change in accumulated dividends on Series A preferred equity facility	(6,462)	(22,033)	59,867
Accretion of original issue discount on investments	(4,843,641)	(2,017,458)	(1,176,644)
Net accretion of market discount/premium	(1,162,316)	(2,007,794)	(2,287,656)
Interest and dividend income paid in kind	(6,045,878)	(2,620,046)	(2,769,478)
Amortization of deferred debt issuance costs	1,553,553	852,618	441,495
Changes in assets and liabilities:
Purchases of investment securities	(663,469,748)	(468,467,273)	(356,251,448)
Proceeds from sales, maturities and paydowns of investments	266,008,974	235,641,665	211,216,033
Decrease (increase) in accrued interest income—companies less than 5% owned	(2,939,648)	(2,243,204)	1,466,278
Decrease in accrued interest income—companies 5% to 25% owned	161,074	67,573	300,741
Decrease (increase) in accrued interest income—companies more than 25% owned	13,241	11,833	(53,524)
Decrease (increase) in receivable for investments sold	(7,355,405)	4,121,451	(3,430,145)
Decrease (increase) in prepaid expenses and other assets	(1,277,250)	(398,159)	1,039,842
Increase (decrease) in payable for investments purchased	(12,657,424)	(7,107,877)	21,546,908
Increase (decrease) in payable to the Investment Manager	41,489	239,222	(127,780)
Increase in payable to parent	499,781	531,717	—
Decrease in management and advisory fees payable	—	—	(565,599)
Increase in interest payable	832,095	311,736	43,565
Increase in accrued expenses and other liabilities	417,582	420,314	608,082

Net cash used in operating activities	(347,174,470)	(185,864,656)	(87,770,746)

Financing activities
Borrowings	563,500,000	283,000,000	184,000,000
Repayments of debt	(435,500,000)	(262,000,000)	(139,000,000)
Payments of debt issuance costs	(3,226,543)	(3,125,685)	—
Dividends paid on Series A preferred equity facility	(1,444,634)	(1,516,585)	(1,542,932)
Dividends paid to common limited partner	(69,884,576)	(42,851,498)	(31,174,998)
Distributions of incentive allocation to the General Partner	(14,186,737)	(7,893,933)	—
Contributions from the common limited partner	312,201,570	225,201,350	82,692,187

Net cash provided by financing activities	351,459,080	190,813,649	94,974,257

Net increase in cash and cash equivalents	4,284,610	4,948,993	7,203,511
Cash and cash equivalents at beginning of period	22,984,182	18,035,189	10,831,678

Cash and cash equivalents at end of period	$27,268,792	$22,984,182	$18,035,189

Supplemental cash flow information
Interest payments	$2,925,946	$352,084	$147,137

See accompanying notes

S-F-78

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements

December 31, 2014

1. Organization and Nature of Operations

        Special Value Continuation Partners, LP (the "Partnership") a Delaware limited partnership, commenced operations on July 31, 2006 as an externally managed, closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). On April 2, 2012, the Partnership elected to be treated as a business development company ("BDC") under the 1940 Act (the "Conversion"). The Partnership's investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection.

        Investment operations are conducted either directly in the Partnership or in one of the Partnership's wholly owned subsidiaries, TCPC Funding I, LLC, a Delaware limited liability company ("TCPC Funding") and TCPC SBIC, LP, a Delaware limited partnership (the "SBIC"). The SBIC was organized in June 2013, and on April 22, 2014, received a license from the United States Small Business Administration (the "SBA") to operate as a small business investment company under the provisions of Section 301(c) of the Small Business Investment Act of 1958. The Partnership, TCPC Funding, and the SBIC invest primarily in the debt of middle-market companies, including senior secured loans, junior loans, mezzanine debt and bonds. Such investments may include an equity component, and, to a lesser extent, the Partnership, TCPC Funding, and the SBIC may make equity investments directly. The Partnership, TCPC Funding, and the SBIC have elected to be treated as partnerships for U.S. federal income tax purposes. TCP Capital Corp. ("TCPC") owns the entire common limited partner interest in the Partnership. TCPC has also elected to be treated as a business development company under the 1940 Act.

        The general partner of the Partnership is SVOF/MM, LLC, which also serves as the administrator of TCPC and the Partnership (the "Administrator" or the "General Partner"). The managing member of the General Partner is Tennenbaum Capital Partners, LLC, which serves as the Investment Manager to TCPC, the Partnership, TCPC Funding and the SBIC. Most of the equity interests in the General Partner are owned directly or indirectly by the Investment Manager and its employees.

        Partnership management consists of the General Partner and the Board of Directors. The General Partner directs and executes the day-to-day operations of the Partnership subject to oversight from the Board of Directors, which performs certain functions required by the 1940 Act. The Board of Directors has delegated investment management of the Partnership's assets to the Investment Manager. The Board of Directors consists of five persons, three of whom are independent. If the Partnership has preferred limited partner interests outstanding, as it currently does, the holders of the preferred limited partner interests voting separately as a class are entitled to elect two of the Directors. The remaining directors will be subject to election by holders of the common limited partner interests and preferred limited partner interests voting together as a single class.

S-F-79

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies

Basis of Presentation

        The consolidated financial statements of the Partnership include the accounts of the Partnership, TCPC Funding and the SBIC and have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The Partnership is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") Topic 946, Financial Services—Investment Companies. The following is a summary of the significant accounting policies of the Partnership.

Reclassifications

        Certain prior period amounts have been reclassified to conform to the current period presentation.

Use of Estimates

        The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates and differences could be material.

Investment Valuation

        Management values investments at fair value in accordance with GAAP, based upon the principles and methods of valuation set forth in policies adopted by the Board of Directors and in conformity with procedures set forth in the Revolving Facilities and the statement of preferences for the Preferred Interests, as defined in Note 4, below. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

        All investments are valued at least quarterly based on affirmative pricing or quotations from independent third-party sources, with the exception of investments priced directly by the Investment Manager which together comprise, in total, less than 5% of the capitalization of the Partnership. Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are valued using prices provided by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued using affirmative valuations performed by independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, directly by the Investment Manager.

S-F-80

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies – (continued)

        Fair valuations of investments are determined under our documented valuation policy that has been reviewed and approved by the Board of Directors, and are subject to their approval in good faith. Generally, to increase objectivity in valuing investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager's valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Partnership's assets.

        Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, the principal market in which the investment trades and enterprise values, among other factors.

S-F-81

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies – (continued)

        Unobservable inputs used in the fair value measurement of Level 3 investments as of December 31, 2014 included the following:

Asset Type	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Avg.)
Bank Debt	$600,260,796	Market rate approach	Market yields	4.2% - 21.4% (11.8%)
	213,981,543	Market quotations	Indicative bid/ask quotes	1 - 2 (1)
	15,192,545	Market comparable companies	Revenue multiples	0.4x (0.4x)
	11,103,295	Market comparable companies	EBITDA multiples	6.5x - 7.8x (7.0x)
Other Corporate Debt	67,691	Market rate approach	Market yields	19.8% (19.8%)
	47,536,522	Market quotations	Indicative bid/ask quotes	1 - 6 (2)
	13,628,940	Market comparable companies	EBITDA multiples	7.8x - 10.5x (8.7x)
Equity	7,329,504	Market rate approach	Market yields	6.0% - 18.0% (7.7%)
	4,463,532	Market quotations	Indicative bid/ask quotes	1 - 2 (1)
	916,535	Market comparable companies	Revenue multiples	0.4x - 1.1x (1.1x)
	20,233,200	Market comparable companies	EBITDA multiples	4.6x - 8.0x (6.6x)

$934,714,103

        Generally, a change in an unobservable input may result in a change to the value of an investment as follows:

Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market yields	Decrease	Increase
Revenue multiples	Increase	Decrease
EBITDA multiples	Increase	Decrease

        Investments may be categorized based on the types of inputs used in valuing such investments. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.

S-F-82

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies – (continued)

        At December 31, 2014, the Partnership's investments were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$—	$—	$—
2	Other observable market inputs *	131,946,338	79,875,445	—
3	Independent third-party pricing sources that employ significant unobservable inputs	840,538,179	56,621,975	30,618,142
3	Investment Manager valuations with significant unobservable inputs	—	4,611,178	2,324,629

Total		$972,484,517	$141,108,598	$32,942,771

*
For example, quoted prices in inactive markets or quotes for comparable investments.

        Changes in investments categorized as Level 3 during the year ended December 31, 2014 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$515,953,643	$53,334,634	$36,066,746
Net realized and unrealized gains (losses)	(16,044,779)	(6,935,629)	(2,582,999)
Acquisitions	567,677,189	7,470,587	7,136,219
Dispositions	(171,906,580)	(22,549,239)	(9,646,950)
Transfers out of Level 3 †	(59,202,094)	—	—
Transfers into Level 3 ‡	—	25,301,622	—
Reclassifications within Level 3 §	4,060,800	—	(354,874)

Ending balance	$840,538,179	$56,621,975	$30,618,142
Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(8,158,271)	$(5,915,319)	$(779,140)

†
Comprised of six investments that transferred to Level 2 due to increased observable market activity.

‡
Comprised of two investments that transferred from Level 2 due to reduced trading volumes.

§
Comprised of one investment that reclassified from Investment Manager Valuation and one that reclassified to Investment Manager Valuation.

S-F-83

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies – (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$4,060,800	$7,631,335	$2,837,707
Net realized and unrealized losses	—	(506,374)	(101,443)
Acquisitions	—	4,585,133	230,939
Dispositions	—	(7,098,916)	(997,448)
Reclassifications within Level 3 **	(4,060,800)	—	354,874

Ending balance	$—	$4,611,178	$2,324,629
Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$—	$164,526	$(1,098,891)

**
Comprised of one investment that reclassified to Independent Third-Party Valuation and one that reclassified from Independent Third-Party Valuation.

        There were no transfers between Level 1 and 2 during the year ended December 31, 2014.

        At December 31, 2013, the Partnership's investments were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$—	$—	$843,913
2	Other observable market inputs *	68,221,814	77,312,367	—
3	Independent third-party pricing sources that employ significant unobservable inputs	515,953,643	53,334,634	36,066,746
3	Investment Manager valuations with significant unobservable inputs	4,060,800	7,631,335	2,837,707

Total		$588,236,257	$138,278,336	$39,748,366

*
For example, quoted prices in inactive markets or quotes for comparable investments.

S-F-84

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies – (continued)

        Changes in investments categorized as Level 3 during the year ended December 31, 2013 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$359,343,326	$17,171,637	$32,675,370
Net realized and unrealized gains (losses)	1,250,413	7,294,073	(4,419,997)
Acquisitions	303,602,832	38,349,618	18,222,765
Dispositions	(138,765,762)	(15,172,634)	(8,258,531)
Transfers out of Level 3 †	(58,651,283)	(10,300,000)	—
Transfers into Level 3 ‡	49,174,117	15,991,940	—
Reclassifications within Level 3 §	—	—	(2,152,861)

Ending balance	$515,953,643	$53,334,634	$36,066,746
Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$3,649,723	$1,090,962	$745,675

†
Comprised of nine investments that transferred to Level 2 due to increased observable market activity.

‡
Comprised of six investments that transferred from Level 2 due to reduced trading volumes.

§
Comprised of one investment that was reclassified to Investment Manager Valuation.

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$—	$7,167,458	$1,424,764
Net realized and unrealized gains (losses)	520,800	323,658	904,068
Acquisitions	3,540,000	140,219	—
Dispositions	—	—	(1,643,986)
Reclassifications within Level 3 §	—	—	2,152,861

Ending balance	$4,060,800	$7,631,335	$2,837,707
Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$520,800	$323,658	$(659,522)

§
Comprised of one investment that was reclassified from Independent Third-Party Valuation.

        There were no transfers between Level 1 and 2 during the year ended December 31, 2013.

S-F-85

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies – (continued)

Investment Transactions

        Investment transactions are recorded on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

        Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of generally three months or less.

Repurchase Agreements

        In connection with transactions in repurchase agreements, it is the Partnership's policy that the custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Restricted Investments

        The Partnership may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Consolidated Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

        The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies. Foreign currency denominated investments comprised approximately 1.7% and 2.7% of total investments at December 31, 2014 and December 31, 2013, respectively. Such positions were converted at the respective closing rate in effect at December 31, 2014 and December 31, 2013 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. The portion of gains and losses on foreign investments resulting from fluctuations in foreign currencies is included in net realized and unrealized gain or loss from investments.

S-F-86

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies – (continued)

        Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

        In order to mitigate certain currency exchange and interest rate risks, the Partnership has entered into certain swap and option transactions. All derivatives are recognized as either assets or liabilities in the Consolidated Statement of Assets and Liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates and the value of foreign currency relative to the U.S. dollar.

        The Partnership did not enter into any new derivative transactions during the year ended December 31, 2014. At December 31, 2014, the Partnership held an interest rate cap with a notional amount of $25,000,000 and a cross currency basis swap with a notional amount of $4,289,019. Gains and losses from derivatives during the year ended December 31, 2014 were included in net realized and unrealized loss on investments in the Consolidated Statement of Operations as follows:

Instrument	Realized Gains (Losses)	Unrealized Gains (Losses)
Cross currency basis swap	$—	$2,048,793
Interest rate cap	—	(13,642)

        During the year ended December 31, 2013, the Partnership purchased an interest rate cap with a notional amount of $25,000,000. During the year ended December 31, 2013, the Partnership exited a cross currency basis swap with a notional amount of $6,040,944, and entered into a new cross currency basis swap with a notional amount of $4,289,019. Gains and losses from derivatives during the year ended December 31, 2013 were included in net realized and unrealized loss on investments in the Consolidated Statement of Operations as follows:

Instrument	Realized Gains (Losses)	Unrealized Gains (Losses)
Cross currency basis swap	$—	$(331,183)
Interest rate cap		(37,611)

S-F-87

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies – (continued)

        Valuations of derivatives held at December 31, 2014 and December 31, 2013 were determined using observable market inputs other than quoted prices in active markets for identical assets and, accordingly, are classified as Level 2 in the GAAP valuation hierarchy.

Debt Issuance Costs

        Costs of approximately $1.5 million were incurred during 2013 in connection with the extension of the Partnership's revolving credit facility (see Note 4). Costs of approximately $1.6 million and $1.8 million were incurred during 2013 and 2014 in connection with placing and extending TCPC Funding's revolving credit facility (see Note 4), respectively. Costs of approximately $1.5 million were incurred during 2014 in connection with placing TCPC SBIC's SBA debentures (see Note 4). These costs were deferred and are being amortized on a straight-line basis over the estimated life of the respective instruments. The impact of utilizing the straight-line amortization method versus the effective-interest method is not material to the operations of the Partnership.

Revenue Recognition

        Interest and dividend income, including income paid in kind, is recorded on an accrual basis. Origination, structuring, closing, commitment and other upfront fees, including original issue discounts, earned with respect to capital commitments are generally amortized or accreted into interest income over the life of the respective debt investment. Other fees, including certain amendment fees, prepayment fees and commitment fees on broken deals, are recognized as earned. Prepayment fees and similar income received upon the early repayment of a loan or debt security are included in interest income.

        Certain debt investments are purchased at a discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method assuming there are no questions as to collectability. When principal payments on a loan are received in an amount in excess of the loan's amortized cost, the excess principal payments are recorded as interest income.

Income Taxes

        The income or loss of the Partnership, TCPC Funding and the SBIC is reported in the respective partners' income tax returns. Consequently, no income taxes are paid at the partnership level or reflected in the Partnership's financial statements. In accordance with ASC Topic 740—Income Taxes, the Partnership recognizes in its consolidated financial statements the effect of a tax position when it is determined that such position is more likely than not, based on the technical merits, to be sustained upon examination. As of December 31, 2014, all tax years of the Partnership, TCPC Funding and the SBIC since January 1, 2011 remain subject to examination by federal tax authorities. No such examinations are currently pending.

S-F-88

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies – (continued)

        Cost and unrealized appreciation and depreciation of investments (including derivatives) for U.S. federal income tax purposes at December 31, 2014 and December 31, 2013 were as follows:

	December 31, 2014	December 31, 2013
Unrealized appreciation	$32,342,656	$31,095,792
Unrealized depreciation	(73,638,935)	(66,306,406)

Net unrealized depreciation	(41,296,279)	(35,210,614)

Cost	$1,189,550,272	$801,156,529

3. Management Fees, Incentive Compensation and Other Expenses

        The Partnership's management fee is calculated at an annual rate of 1.5% of total assets (excluding cash and cash equivalents) of TCPC on a consolidated basis as of the beginning of each quarter and is payable to the Investment Manager quarterly in arrears.

        Incentive compensation is only paid to the extent that TCPC's total performance exceeds a cumulative 8% annual return since January 1, 2013 (the "Total Return Hurdle"). The incentive compensation equals 20% of net investment income (reduced by preferred dividends) and 20% of net realized gains (reduced by any net unrealized losses), subject to the Total Return Hurdle. The incentive compensation is payable quarterly in arrears as an allocation and distribution to the General Partner and is calculated as the difference between cumulative incentive compensation earned since January 1, 2013 and cumulative incentive compensation paid since January 1, 2013. No incentive compensation was incurred prior to January 1, 2013. A reserve for incentive compensation is allocated to the account of the General Partner based on the amount of additional incentive compensation that would have been distributable to the General Partner assuming a hypothetical liquidation of TCPC and the Partnership at net asset value on the balance sheet date. At December 31, 2014 and December 31, 2013, the General Partner's equity interest in the Partnership was comprised entirely of such reserve amount, as reflected in the Consolidated Statement of Changes in Net Assets.

        The Partnership bears all expenses incurred in connection with its business, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers' and finders' fees relating to investments, and any other transaction costs associated with the purchase and sale of investments.

4. Leverage

        Leverage is comprised of amounts outstanding under senior secured revolving credit facilities issued by the Partnership (the "Partnership Facility") and TCPC Funding (the "TCPC Funding Facility," and, together with the Partnership Facility, the "Revolving Facilities"), debentures guaranteed by the SBA (the "SBA Debentures"), and amounts outstanding under a

S-F-89

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

4. Leverage – (continued)

preferred equity facility issued by the Partnership (the "Preferred Interests"), at December 31, 2014 as follows:

	Maturity	Rate		Carrying Value	Available	Total Capacity
Operating Company Facility	2017	L+2.5%	*	$70,000,000	$46,000,000	$116,000,000
TCPC Funding Facility	2017	L+2.5%	*	125,000,000	125,000,000	250,000,000
SBA Program	2024 - 2025	3.015%	**	28,000,000	47,000,000	75,000,000
Preferred Interests	2016	L+0.85%	*	134,000,000	—	134,000,000

Total leverage				$357,000,000	$218,000,000	$575,000,000

*
Based on either LIBOR or the lender's cost of funds, subject to certain limitations.

**
Interest rate on pooled loans, excluding fees of 0.355%. As of December 31, 2014, $9.5 million of the outstanding amount bore interest at a temporary rate of 0.555% plus fees of 0.355% through March 25, 2015, the date of the next SBA pooling.

        Total leverage outstanding and available at December 31, 2013 were as follows:

	Maturity	Rate		Carrying Value	Available	Total Capacity
Operating Company Facility	2016	L+0.44%	*	$45,000,000	$71,000,000	$116,000,000
TCPC Funding Facility	2016	L+2.75%	*	50,000,000	50,000,000	100,000,000
Preferred Interests	2016	L+0.85%	*	134,000,000	—	134,000,000

Total leverage				$229,000,000	$121,000,000	$350,000,000

*
Based on either LIBOR or the lender's cost of funds, subject to certain limitations.

        The combined weighted-average interest and dividend rates on total leverage outstanding at December 31, 2014 and December 31, 2013 were 2.15% and 1.38%, respectively.

        Total expenses related to our debt include:

	Year Ended December 31,
	2014	2013	2012
Interest expense	$3,758,041	$1,194,158	$190,702
Amortization of deferred debt issuance costs	1,553,553	852,618	441,495
Commitment fees	885,496	292,671	225,560

Total	$6,197,090	$2,339,447	$857,757

        Amounts outstanding under the Revolving Facilities, the Convertible Notes and the SBA Debentures are carried at amortized cost in the Statement of Assets and Liabilities. As of December 31, 2014, the estimated fair value of the Partnership Facility and the SBA Debentures approximated its carrying value, and the TCPC Funding Facility and Convertible Notes had estimated fair values of $126.4 million and $108.2 million, respectively. The

S-F-90

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

4. Leverage – (continued)

estimated fair values of the Revolving Facilities, the Convertible Notes and the SBA Debentures are determined by discounting projected remaining payments using market interest rates for our borrowings and entities with similar credit risks at the measurement date. At December 31, 2014, the fair values of the Revolving Facilities and the SBA Debentures as prepared for disclosure purposes were deemed to be Level 3 in the GAAP valuation hierarchy.

Partnership Facility

        The Partnership Facility provides for amounts to be drawn up to $116 million, subject to certain collateral and other restrictions. The Partnership Facility matures on July 31, 2016. Most of the cash and investments held directly by the Partnership, as well as the net assets of TCPC Funding and the SBIC, are included in the collateral for the facility.

        Advances under the Partnership Facility through July 31, 2014 bore interest at an annual rate equal to 0.44% plus either LIBOR or the lender's cost of funds (subject to a cap of LIBOR plus 20 basis points). Advances under the Partnership Facility for periods from July 31, 2014 through the maturity date of the facility bear interest at an annual rate equal to 2.5% plus either LIBOR or the lender's cost of funds (subject to a cap of LIBOR plus 20 basis points). In addition to amounts due on outstanding debt, the facility accrues commitment fees of 0.20% per annum on the unused portion of the facility, or 0.25% per annum when less than $46.4 million in borrowings are outstanding. The facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Partnership fail to satisfy certain financial or other covenants. As of December 31, 2014, the Partnership was in full compliance with such covenants.

SBA Debentures

        As of December 31, 2014 the SBIC is able to issue up to $75 million in SBA Debentures, subject to funded regulatory capital and other customary regulatory requirements. As of December 31, 2014, the Partnership had committed $75 million of regulatory capital to the SBIC, $31.5 million of which had been funded. SBA Debentures are non-recourse and may be prepaid at any time without penalty. Once drawn, the SBIC debentures bear an interim interest rate of LIBOR plus 30 basis points. The rate then becomes fixed at the time of SBA pooling, which occurs twice each year, and is set to the then-current 10-year treasury rate plus a spread and an annual SBA charge.

S-F-91

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

4. Leverage – (continued)

        SBA Debentures outstanding as of December 31, 2014 were as follows:

Issuance Date	Maturity	Debenture Amount	Fixed Interest Rate		SBA Annual Charge
September 24, 2014	September 1, 2024	$18,500,000	3.015%		0.355%
December 11, 2014	March 25, 2015	9,500,000	0.555%	*	0.355%

		$28,000,000

*
Interest rate on pooled loans, excluding fees of 0.355%. As of December 31, 2014, $9.5 million of the outstanding amount bore interest at a temporary rate of 0.555% plus fees of 0.355% through March 25, 2015, the date of the next SBA pooling.

TCPC Funding Facility

        The TCPC Funding Facility, issued on May 15, 2013, provides for amounts to be drawn up to $250 million, subject to certain collateral and other restrictions. The TCPC Funding Facility matures on May 15, 2017, subject to extension by the lender at the request of TCPC Funding. The facility contains an accordion feature which allows for expansion of the facility up to $300 million subject to consent from the lender and other customary conditions. The cash and investments of TCPC Funding are included in the collateral for the facility.

        As of December 31, 2014, borrowings under the TCPC Funding Facility bore interest at a rate of LIBOR plus 2.50% per annum. In addition to amounts due on outstanding debt, the facility accrues commitment fees of 0.75% per annum on the unused portion of the facility, or 1.00% per annum when the unused portion is greater than 33% of the total facility. The facility may be terminated, and any outstanding amounts thereunder may become due and payable, should TCPC Funding fail to satisfy certain financial or other covenants. As of December 31, 2014, TCPC Funding was in full compliance with such covenants.

Preferred Interests

        At December 31, 2014, the Preferred Interests were comprised of 6,700 Series A preferred limited partner interests issued and outstanding with a liquidation preference of $20,000 per interest. The Preferred Interests accrue dividends at an annual rate equal to 0.85% plus either LIBOR or the interestholder's cost of funds (subject to a cap of LIBOR plus 20 basis points). The Preferred Interests are redeemable at the option of the Partnership, subject to certain conditions. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Preferred Interests or repay indebtedness, at the Partnership's option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Preferred Interests or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. As of December 31, 2014, the Partnership was in full compliance with such requirements.

S-F-92

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

5. Commitments, Contingencies, Concentration of Credit Risk and Off-Balance Sheet Risk

        The Partnership, TCPC Funding and the SBIC conduct business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the San Francisco area.

        In the normal course of business, investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the custodian. These activities may expose the Partnership to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Partnership, TCPC Funding and the SBIC enter into contracts that contain a variety of indemnifications, and are engaged from time to time in various legal actions. The maximum exposure under these arrangements and activities is unknown. However, management expects the risk of material loss to be remote.

        The Consolidated Statement of Investments includes certain revolving loan facilities and other commitments held by the Partnership with unfunded balances at December 31, 2014 as follows:

Revolving Loan Facilities	$46,769,163
Delayed Draw Loans and Notes	28,426,687
Letters of Credit	9,379,246

Total Unfunded Commitments	$84,575,096

6. Related Parties

        TCPC, the Partnership, TCPC Funding, the SBIC, the Investment Manager, the General Partner and their members and affiliates may be considered related parties. From time to time, the Partnership advances payments to third parties on behalf of TCPC which are reimbursable through deductions from distributions to TCPC. At December 31, 2014, no such amounts were outstanding. From time to time, the Investment Manager advances payments to third parties on behalf of the Partnership and receives reimbursement from the Partnership. At December 31, 2014, amounts reimbursable to the Investment Manager totaled $328,860, as reflected in the Consolidated Statement of Assets and Liabilities.

        Pursuant to an administration agreement between the Administrator and the Partnership (the "Administration Agreement"), the Administrator may be reimbursed for costs and expenses incurred by the Administrator for office space rental, office equipment and utilities allocable to the Partnership, as well as costs and expenses incurred by the Administrator or its affiliates relating to any administrative, operating, or other non-investment advisory services provided by the Administrator or its affiliates to the Partnership. For the years ended December 31, 2014 and 2013, expenses allocated pursuant to the Administration Agreements totaled $1,421,863 and $849,228, respectively. The Administrator waived reimbursement of all administrative expenses prior to January 1, 2013.

S-F-93

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

6. Related Parties – (continued)

        On November 25, 2014, the Partnership obtained an exemptive order (the "Exemptive Order") from the Securities and Exchange Commission permitting the Partnership to purchase certain investments from affiliated investment companies at fair value. The Exemptive Order exempts the Partnership from provisions of Sections 17(a) and 57(a) of the 1940 Act which would otherwise restrict such transfers. All such purchases are subject to the conditions set forth in the Exemptive Order, which among others include certain procedures to verify that each purchase is done at the current fair value of the respective investment. During the year ended December 31, 2014, the Partnership purchased approximately $26.5 million of investments from affiliates (as defined in the 1940 Act), which were classified as Level 2 in the GAAP valuation hierarchy at the time of the transfer and the selling party has no continuing involvement in the transferred assets. All of the transfers were consummated in accordance with the provisions of the Exemptive Order and were accounted for as a purchase in accordance with ASC 860, Transfers and Servicing.

7. Distributions

        The Partnership's distributions are recorded on the record date. The timing of distributions is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions.

8. Subsequent Events

        On March 6, 2015, the Company expanded the TCPC Funding Facility by $50 million to $300 million, increased the accordion feature by $50 million to $350 million and extended the maturity date to March 6, 2019.

S-F-94

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

9. Financial Highlights

        The financial highlights with respect to the common limited partner are as follows:

	Year Ended December 31,
	2014	2013	2012	2011
Return on invested assets (1)	9.7%	13.6%	9.0%	3.0%
Gross return to common limited partner	9.4%	17.8%	9.8%	2.0%
Less: General Partner profit allocation	(1.9)%	(3.6)%	—	—

Return to common limited partner (2)	7.5%	17.8%	9.8%	2.0%

Ratios to average common equity: (3)
Net investment income (4)	10.2%	11.5%	14.3%	17.7%
Expenses	3.5%	3.4%	3.3%	3.5%
Expenses and General Partner allocation	5.6%	6.5%	3.3%	3.5%
Ending net assets attributable to common limited partner	$833,816,090	$552,263,625	$317,209,574	$237,606,302
Portfolio turnover rate	28.4%	38.9%	48.3%	42.8%
Weighted-average debt outstanding	$156,547,945	$88,471,233	$25,374,317	$42,038,356
Weighted-average interest rate on debt	2.4%	1.3%	0.7%	80.0%

	December 31,
Asset Coverage:	2014	2013	2012	2011
Series A Preferred Equity Facility:
Interests outstanding	6,700	6,700	6,700	6,700
Involuntary liquidation value per interest	$20,074	$20,075	$20,079	$20,070
Asset coverage per interest	$66,659	$68,255	$50,593	$49,219
Revolving Facilities:
Debt outstanding	$223,000,000	$95,000,000	$74,000,000	$29,000,000
Asset coverage per $1,000 of debt outstanding	$5,312	$8,192	$7,093	$13,794

(1)
Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(2)
Returns (net of dividends on the preferred equity facility, allocations to the General Partner, and Partnership expenses, including financing costs and management fees) calculated on a monthly geometrically linked, time-weighted basis.

(3)
These ratios include interest expense but do not reflect the effect of dividends on the preferred equity facility.

(4)
Net of allocation to the General Partner.

S-F-95

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements – (Continued)

December 31, 2014

10. Select Quarterly Data (Unaudited)

	2014
	Q4	Q3	Q2	Q1
Total investment income	$32,135,038	$27,190,466	$24,587,300	$22,668,644
Net investment income	24,664,904	21,132,932	19,123,094	18,228,168
Net realized and unrealized gain	(24,967,480)	(4,505,178)	(3,011,938)	5,180,018
Preferred dividends	(360,303)	(362,169)	(357,060)	(358,640)

Net increase in net assets resulting from operations	$(662,879)	$16,265,585	$15,754,096	$23,049,546

	2013
	Q4	Q3	Q2	Q1
Total investment income	$20,985,737	$17,288,371	$14,469,195	$16,865,743
Net investment income	16,501,761	13,810,017	11,874,483	14,153,962
Net realized and unrealized gain	3,120,563	2,937,047	658,362	2,355,389
Preferred dividends	(355,610)	(387,982)	(373,558)	(377,402)

Net increase in net assets resulting from operations	$19,266,714	$16,359,082	$12,159,287	$16,131,949

S-F-96

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Schedule of Changes in Investments in Affiliates (1)

Year Ended December 31, 2014

Security	Dividends or Interest (2)	Fair Value at January 1, 2014	Acquisitions (3)	Dispositions (4)	Fair Value at December 31, 2014
AGY Holding Corp., Senior Secured Term Loan, 12%, due 9/15/16	$327,716	$2,056,927	$2,812,650	$—	$4,869,577
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/16	1,019,480	9,268,000	—	(250,236)	9,017,764
Anacomp, Inc., Class A Common Stock	—	1,004,422	—	(87,887)	916,535
EPMC HoldCo, LLC, Membership Units	—	1,562,137	969,968	(1,849,491)	682,614
ESP Holdings, Inc., Cumulative Preferred 15%	1,968,748	3,947,862	239,170	(4,187,032)	—
ESP Holdings, Inc., Common Stock	289,315	2,856,346	6,981,836	(9,838,181)	—
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 6% Cash + 10% PIK, due 12/31/19	205,175	7,959,369	—	(7,959,369)	—
Globecomm Systems Inc., Senior Secured 1st Lien Term Loan, LIBOR + 7.625%, 1.25% LIBOR Floor, due 12/11/18	1,344,702	15,097,500	1,500	(442,050)	14,656,950
KAGY Holding Company, Inc., Series A Preferred Stock	—	662,134	—	(540,159)	121,975
N510UA Aircraft Secured Mortgage, 20%, due 10/26/16	52,092	404,605	—	(404,605)	—
N512UA Aircraft Secured Mortgage, 20%, due 10/26/16	53,275	414,010	—	(414,010)	—
N536UA Aircraft Secured Mortgage, 16%, due 9/29/14	4,678	114,000	—	(114,000)	—
N545UA Aircraft Secured Mortgage, 16%, due 8/29/15	25,964	275,405	—	(275,405)	—
N585UA Aircraft Secured Mortgage, 20%, due 10/25/16	27,571	486,115	—	(486,115)	—
N659UA Aircraft Secured Mortgage, 12%, due 2/28/16	262,962	2,948,986	—	(1,289,983)	1,659,003
N661UA Aircraft Secured Mortgage, 12%, due 5/4/16	274,461	3,171,026	—	(1,271,076)	1,899,950
N510UA Equipment Trust Beneficial Interests	86,342	465,625	285,805	(751,430)	—
N512UA Equipment Trust Beneficial Interests	85,549	458,277	281,999	(740,276)	—
N536UA Equipment Trust Beneficial Interests	40,259	656,766	80,397	(737,163)	—
N545UA Equipment Trust Beneficial Interests	107,483	641,840	163,935	(805,775)	—
N585UA Equipment Trust Beneficial Interests	31,098	571,706	322,126	(893,832)	—
N913DL Aircraft Secured Mortgage, 8%, due 3/15/17	19,714	296,820	—	(87,652)	209,168

S-F-97

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Schedule of Changes in Investments in Affiliates (1)

Year Ended December 31, 2014

Security	Dividends or Interest (2)	Fair Value at January 1, 2014	Acquisitions (3)	Dispositions (4)	Fair Value at December 31, 2014
N918DL Aircraft Secured Mortgage, 8%, due 8/15/18	28,023	397,290	—	(76,850)	320,440
N954DL Aircraft Secured Mortgage, 8%, due 3/20/19	37,801	524,620	—	(86,941)	437,679
N955DL Aircraft Secured Mortgage, 8%, due 6/20/19	39,443	543,320	—	(83,062)	460,258
N956DL Aircraft Secured Mortgage, 8%, due 5/20/19	39,309	542,640	—	(84,738)	457,902
N957DL Aircraft Secured Mortgage, 8%, due 6/20/19	39,787	548,250	—	(83,967)	464,283
N959DL Aircraft Secured Mortgage, 8%, due 7/20/19	40,262	553,520	—	(82,919)	470,601
N960DL Aircraft Secured Mortgage, 8%, due 10/20/19	42,013	574,430	—	(81,172)	493,258
N961DL Aircraft Secured Mortgage, 8%, due 8/20/19	41,423	568,310	—	(83,402)	484,908
N976DL Aircraft Secured Mortgage, 8%, due 2/15/18	28,046	404,600	—	(90,012)	314,588
N913DL Equipment Trust Beneficial Interests	18,477	125,970	85,559	(94,032)	117,497
N918DL Equipment Trust Beneficial Interests	14,907	142,970	82,257	(89,336)	135,890
N954DL Equipment Trust Beneficial Interests	14,119	68,000	112,356	(107,752)	72,604
N955DL Equipment Trust Beneficial Interests	13,186	113,560	103,886	(106,436)	111,010
N956DL Equipment Trust Beneficial Interests	13,244	108,800	105,904	(107,904)	106,800
N957DL Equipment Trust Beneficial Interests	12,996	109,650	105,488	(107,456)	107,682
N959DL Equipment Trust Beneficial Interests	12,756	110,500	105,095	(107,016)	108,579
N960DL Equipment Trust Beneficial Interests	11,868	109,650	104,892	(106,676)	107,865
N961DL Equipment Trust Beneficial Interests	12,161	103,870	107,504	(108,548)	102,826
N976DL Equipment Trust Beneficial Interests	13,666	103,033	101,533	(102,560)	102,006
RM Holdco, LLC, Equity Participation	—	—	—	—	—
RM Holdco, LLC, Membership Units	—	—	—	—	—
RM Holdco, LLC, Subordinated Convertible Term Loan, 1.12% PIK, due 3/21/18	58,663	2,197,621	3,026,338	(5,223,959)	—
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche A, 7%, due 3/21/16	400,651	3,626,947	465,190	(192,112)	3,900,025
RM OpCo, LLC, Senior Secured 2nd Lien Term Loan Tranche B, 8.5%, due 3/30/18	1,349,228	6,825,328	1,327,860	(1,695,863)	6,457,325

S-F-98

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Schedule of Changes in Investments in Affiliates (1)

Year Ended December 31, 2014

Security	Dividends or Interest (2)	Fair Value at January 1, 2014	Acquisitions (3)	Dispositions (4)	Fair Value at December 31, 2014
RM OpCo, LLC, Senior Secured 2nd Lien Term Loan Tranche B-1, 8.5%, due 3/30/18	444,445	2,150,088	437,146	(19,517)	2,567,717
RM OpCo, LLC, Convertible 2nd Lien Term Loan Tranche B-1, 8.5%, due 3/30/18	279,505	1,370,199	274,827	(8,712)	1,636,314
RM OpCo, LLC, Senior Convertible 2nd Lien Term Loan B, 8.5%, due 3/30/18	6,107	—	631,164		631,164
United N659UA-767, LLC (N659UA)	443,575	2,840,323	1,126,014	(788,515)	3,177,822
United N661UA-767, LLC (N661UA)	436,533	2,852,677	1,092,004	(865,758)	3,078,923
Wasserstein Cosmos Co-Invest, L.P., Limited Partnership Units	—	5,000,000	—	(825,000)	4,175,000

Notes to Consolidated Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Partnership of 5% or more of the issuers' voting securities.

(2)
Also includes fee and lease income as applicable.

(3)
Acquisitions include new purchases, PIK income and net unrealized appreciation.

(4)
Dispositions include decreases in the cost basis from sales, paydowns, mortgage amortizations, aircraft depreciation and net unrealized depreciation.

S-F-99

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Schedule of Changes in Investments in Affiliates (1)
Year Ended December 31, 2013

Security	Dividends or Interest (2)	Fair Value at January 1, 2013	Acquisitions (3)	Dispositions (4)	Fair Value at December 31, 2013
AGY Holding Corp., Senior Secured Term Loan, 12%, due 9/15/16	$128,215	$—	$2,056,927	$—	$2,056,927
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/16	640,007	—	9,268,000	—	9,268,000
Anacomp, Inc., Class A Common Stock	—	1,255,527	—	(251,105)	1,004,422
EPMC HoldCo, LLC, Membership Units	—	2,730,458	1,481,930	(2,650,251)	1,562,137
ESP Holdings, Inc., Cumulative Preferred 15%	—	3,643,088	304,776	—	3,947,862
ESP Holdings, Inc., Common Stock	32,627	2,263,124	593,222	—	2,856,346
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 6% Cash + 10% PIK, due 12/31/19	1,199,575	7,134,137	825,232	—	7,959,369
Globecomm Systems Inc., Senior Secured 1st Lien Term Loan, LIBOR + 7.625%, 1.25% LIBOR Floor, due 12/11/18	83,281	—	15,097,500	—	15,097,500
International Wire Group Holdings, Inc., Senior Secured Notes, 8.5%, due 10/15/17	443,715	15,450,000	759,750	(16,209,750)	—
KAGY Holding Company, Inc., Series A Preferred Stock	—	—	8,096,057	(7,433,923)	662,134
N510UA Aircraft Secured Mortgage, 20%, due 10/26/16	74,646	548,340	—	(143,735)	404,605
N512UA Aircraft Secured Mortgage, 20%, due 10/26/16	75,593	556,225	—	(142,215)	414,010
N536UA Aircraft Secured Mortgage, 16%, due 9/29/14	29,100	277,780	—	(163,780)	114,000
N545UA Aircraft Secured Mortgage, 16%, due 8/29/15	50,422	436,810	—	(161,405)	275,405
N585UA Aircraft Secured Mortgage, 20%, due 10/25/16	88,705	653,220	—	(167,105)	486,115
N659UA Aircraft Secured Mortgage, 12%, due 2/28/16	390,117	4,264,148	—	(1,315,162)	2,948,986
N661UA Aircraft Secured Mortgage, 12%, due 5/4/16	401,041	4,351,424	—	(1,180,398)	3,171,026
N510UA Equipment Trust Beneficial Interests	72,866	479,682	81,562	(95,619)	465,625
N512UA Equipment Trust Beneficial Interests	72,497	473,761	79,808	(95,292)	458,277
N536UA Equipment Trust Beneficial Interests	104,929	624,746	143,097	(111,077)	656,766

S-F-100

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Schedule of Changes in Investments in Affiliates (1)
Year Ended December 31, 2013

Security	Dividends or Interest (2)	Fair Value at January 1, 2013	Acquisitions (3)	Dispositions (4)	Fair Value at December 31, 2013
N545UA Equipment Trust Beneficial Interests	92,525	616,897	128,359	(103,415)	641,840
N585UA Equipment Trust Beneficial Interests	80,203	583,392	93,707	(105,392)	571,706
N913DL Aircraft Secured Mortgage, 8%, due 3/15/17	26,248	367,370	6,959	(77,509)	296,820
N918DL Aircraft Secured Mortgage, 8%, due 8/15/18	33,806	454,580	11,322	(68,612)	397,290
N954DL Aircraft Secured Mortgage, 8%, due 3/20/19	44,415	597,720	5,725	(78,825)	524,620
N955DL Aircraft Secured Mortgage, 8%, due 6/20/19	45,803	612,000	7,144	(75,824)	543,320
N956DL Aircraft Secured Mortgage, 8%, due 5/20/19	45,775	612,850	6,875	(77,085)	542,640
N957DL Aircraft Secured Mortgage, 8%, due 6/20/19	46,204	617,440	7,297	(76,487)	548,250
N959DL Aircraft Secured Mortgage, 8%, due 7/20/19	46,629	622,030	7,386	(75,896)	553,520
N960DL Aircraft Secured Mortgage, 8%, due 10/20/19	48,285	640,730	8,476	(74,776)	574,430
N961DL Aircraft Secured Mortgage, 8%, due 8/20/19	47,846	636,990	7,902	(76,582)	568,310
N976DL Aircraft Secured Mortgage, 8%, due 2/15/18	34,759	473,280	10,967	(79,647)	404,600
N913DL Equipment Trust Beneficial Interests	12,045	111,520	108,482	(94,032)	125,970
N918DL Equipment Trust Beneficial Interests	9,213	120,530	111,778	(89,338)	142,970
N954DL Equipment Trust Beneficial Interests	7,578	113,390	78,825	(124,215)	68,000
N955DL Equipment Trust Beneficial Interests	6,891	160,650	75,824	(122,914)	113,560
N956DL Equipment Trust Beneficial Interests	6,845	163,200	77,085	(131,485)	108,800
N957DL Equipment Trust Beneficial Interests	6,648	163,880	76,487	(130,717)	109,650
N959DL Equipment Trust Beneficial Interests	6,456	164,390	75,896	(129,785)	110,500
N960DL Equipment Trust Beneficial Interests	5,662	169,660	74,776	(134,786)	109,650
N961DL Equipment Trust Beneficial Interests	5,805	171,360	76,582	(144,072)	103,870
N967DL Equipment Trust Beneficial Interests	7,056	83,300	122,293	(102,560)	103,033
RM Holdco, LLC, Membership Units	—	849,478	—	(849,478)	—

S-F-101

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Schedule of Changes in Investments in Affiliates (1)
Year Ended December 31, 2013

Security	Dividends or Interest (2)	Fair Value at January 1, 2013	Acquisitions (3)	Dispositions (4)	Fair Value at December 31, 2013
RM Holdco, LLC, Subordinated Convertible Term Loan, 1.12% PIK, due 3/21/18	57,992	5,106,805	57,991	(2,967,175)	2,197,621
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche A, 11%, due 3/19/16	413,430	3,759,156	16,974	(149,183)	3,626,947
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B, 12% Cash + 7% PIK, due 3/19/16	1,258,016	6,258,122	567,206	—	6,825,328
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B-1, 12% Cash + 7% PIK, due 3/19/16	410,004	1,976,470	186,901	(13,283)	2,150,088
RM OpCo, LLC, Convertible 1st Lien Term Loan Tranche B-1, 12% Cash + 7% PIK, due 3/21/16	182,711	—	1,370,199	—	1,370,199
United N659UA-767, LLC (N659UA)	316,842	2,771,428	999,280	(930,385)	2,840,323
United N661UA-767, LLC (N661UA)	313,627	2,789,809	969,098	(906,231)	2,852,677
Wasserstein Cosmos Co-Invest, L.P., Limited Partnership Units	—	—	5,000,000	—	5,000,000

Notes to Consolidated Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Partnership of 5% or more of the issuers' voting securities.

(2)
Also includes fee and lease income as applicable.

(3)
Acquisitions include new purchases, PIK income and net unrealized appreciation.

(4)
Dispositions include decreases in the cost basis from sales, paydowns, mortgage amortizations, aircraft depreciation and net unrealized depreciation.

S-F-102

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Schedule of Restricted Securities of Unaffiliated Issuers

December 31, 2014

Investment	Acquisition Date
Avanti Communications Group, PLC, Senior Secured Notes, 10%, due 10/1/19	9/26/13
BlackLine Intermediate, Inc., Warrants to Purchase Common Stock	9/25/13
BPA Laboratories, Inc., Senior Secured Notes, 12.25%, due 4/1/17	3/5/12
Caribbean Financial Group, Senior Secured Notes, 11.5%, due 11/15/19	10/19/12
Carolina Beverage Group, LLC, Secured Notes, 10.625%, due 8/1/18	7/26/13
Constellation Enterprises, LLC, Senior Secured 1st Lien Notes, 10.625%, due 2/1/16	1/20/11
Findly Talent, LLC, Membership Units	1/1/14
Flight Options Holdings I, Inc., Warrants to Purchase Common Stock	12/4/13
Green Biologics, Inc., Warrants to purchase Stock	12/22/14
Hunt Companies, Inc., Senior Secured Notes, 9.625%, due 3/1/21	2/25/14
Ichor Systems Holdings, LLC, Membership Units	Var. 2009 & 2010
Integra Telecom, Inc., Common Stock	11/19/09
Integra Telecom, Inc., Warrants	11/19/09
Iracore International, Inc., Senior Secured Notes, 9.5%, due 6/1/18	5/8/13
Magnolia Finance V plc, Asset-Backed Credit Linked Notes, 13.125%, due 8/2/21	8/1/13
Marsico Holdings, LLC Common Interest Units	9/10/12
NEXTracker, Inc., Series B Preferred Stock	12/17/14
NEXTracker, Inc., Warrants to purchase Stock	12/17/14
Precision Holdings, LLC, Class C Membership Interests	Var. 2010 & 2011
Rightside Group, Ltd, Warrants	8/6/14
Shop Holdings, LLC, Convertible Promissory Note, 5%, due 8/5/15	2/5/14
Shop Holding, LLC, Class A Units	6/2/11
Shop Holding, LLC, Warrants to Purchase Class A Units	6/2/11
SiTV, Inc., Senior Secured Notes, 10.375%, due 7/1/19	6/18/14
SiTV, Inc., Warrants to Purchase Common Stock	8/3/12
Soraa, Inc., Warrants to Purchase Common Stock	8/29/14
STG-Fairway Holdings, LLC, Class A Units	12/30/10
The Telx Group, Inc., Senior Notes, 13.5% PIK, due 7/9/21	4/9/14
Trade Finance Funding I, Ltd., Secured Class B Notes, 10.75%, due 11/13/18	11/13/13
V Telecom Investment S.C.A, Common Shares	11/9/12

S-F-103

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Schedule of Restricted Securities of Unaffiliated Issuers

December 31, 2013

Investment	Acquisition Date
AIP/IS Holdings, LLC, Membership Units	Var. 2009 & 2010
Avanti Communications Group, PLC, Senior Secured Notes, 10%, due 10/1/19	9/26/13
BPA Laboratories, Inc., Senior Secured Notes, 12.25%, due 4/1/17	3/5/12
Caribbean Financial Group, Senior Secured Notes, 11.5%, due 11/15/19	10/19/12
Carolina Beverage Group, LLC, Secured Notes, 10.625%, due 8/1/18	7/26/13
Constellation Enterprises, LLC, Senior Secured 1st Lien Notes, 10.625%, due 2/1/16	1/20/11
Flight Options Holdings I, Inc., Warrants to Purchase Common Stock	12/4/13
Integra Telecom, Inc., Common Stock	11/19/09
Integra Telecom, Inc., Warrants	11/19/09
Iracore International, Inc., Senior Secured Notes, 9.5%, due 6/1/18	5/8/13
Magnolia Finance V plc, Asset-Backed Credit Linked Notes, 13.125%, due 8/2/21	8/1/13
Marsico Holdings, LLC Common Interest Units	9/10/12
Precision Holdings, LLC, Class C Membership Interests	Var. 2010 & 2011
Shop Holding, LLC, Class A Units	6/2/11
Shop Holding, LLC, Warrants to Purchase Class A Units	6/2/11
SiTV, Inc., Warrants to Purchase Common Stock	8/3/12
SLS Breeze Intermediate Holdings, Inc., Warrants to Purchase Common Stock	9/25/13
St Barbara Ltd., 1st Priority Senior Secured Notes, 8.875%, due 4/15/18	3/22/13
STG-Fairway Holdings, LLC, Class A Units	12/30/10
The Telx Group, Inc., Senior Unsecured Notes, 10% Cash + 2% PIK, due 9/26/19	9/26/11
Trade Finance Funding I, Ltd., Secured Class B Notes, 10.75%, due 11/13/18	11/13/13
V Telecom Investment S.C.A, Common Shares	11/9/12
Vantage Oncology, LLC, Senior Secured Notes, 9.5%, due 6/15/17	6/6/13

S-F-104

P R O S P E C TU S	$400,000,000

Common Stock Preferred Stock Debt Securities Subscription Rights Warrants

          We are a holding company (the "Holding Company") with no direct operations of our own, and currently our only business and sole asset is our ownership of all of the common limited partner interests in Special Value Continuation Partners, LP (the "Operating Company"), which represents approximately 100% of the common equity and 80.2% of the combined common equity, preferred equity and general partner interests in the Operating Company as of December 31, 2013. We and the Operating Company are externally managed, closed-end, non-diversified management investment companies that have elected to be treated as business development companies under the Investment Company Act of 1940 (the "1940 Act"). Our and the Operating Company's investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. Both we and the Operating Company seek to achieve this investment objective primarily through investments in debt securities of middle-market companies as well as small businesses. Our primary investment focus is investing in and originating leveraged loans to performing middle-market companies as well as small businesses.

          Tennenbaum Capital Partners, LLC (the "Advisor") serves as our and the Operating Company's investment advisor. The Advisor is a leading investment manager and specialty lender to middle-market companies that had in excess of $5.0 billion in capital commitments from investors ("committed capital") under management as of December 31, 2013, approximately 18% of which consists of our committed capital. SVOF/MM, LLC, an affiliate of the Advisor, is the Operating Company's general partner and provides the administrative services necessary for us to operate.

          We may offer, from time to time, in one or more offerings or series, together or separately, up to $400,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase our securities or warrants representing rights to purchase our securities, collectively, the Securities, to provide us with additional capital. Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

          We may offer shares of common stock, subscription rights, warrants, options or rights to acquire shares of common stock, at a discount to net asset value per share in certain circumstances. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. At our 2014 annual meeting, held on May 15, 2014, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, our stockholders approved our ability to sell or otherwise issue shares of our common stock at any level of discount from net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval.

          Our Securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents, underwriters or dealers, or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of the prospectus and a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The NASDAQ Global Select Market under the symbol "TCPC." As of June 26, 2014, the last reported sales price for our common stock was $18.31. Our estimated net asset value per share of our common stock at December 31, 2013 was $15.18.

          This prospectus contains important information you should know before investing in our securities. Please read it carefully before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. A Statement of Additional Information, dated July 2, 2014, containing additional information about the Holding Company and the Operating Company has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this prospectus. The Advisor maintains a website at http://www.tennenbaumcapital.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through this website. You may also obtain free copies of our annual and quarterly reports, request a free copy of the Statement of Additional Information, the table of contents of which is on page 160 of this prospectus and make stockholder inquiries by contacting us at Tennenbaum Capital Partners, LLC, c/o Investor Relations, 2951 28th Street, Suite 1000, Santa Monica, California 90405 or by calling us collect at (310) 566-1094. The SEC maintains a website at http://www.sec.gov where such information is available without charge upon request. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

          The debt securities in which we typically invest are either rated below investment grade by independent rating agencies or would be rated below investment grade if such securities were rated by rating agencies. Below investment grade securities, which are often referred to as "hybrid securities," "junk bonds" or "leveraged loans" are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may be illiquid and difficult to value and typically do not require repayment of principal prior to maturity, which potentially heightens the risk that we may lose all or part of our investment. In addition, a substantial majority of the Operating Company's debt investments include interest reset provisions that may make it more difficult for the borrowers to make debt repayments to the Operating Company if the reset provision has the effect of increasing the applicable interest rate.

          Shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in the offerings. Investing in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage. Before buying any securities, you should read the discussion of the material risks of investing in our securities in "Risks" beginning on page 23 of this prospectus.

          Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

          This prospectus may not be used to consummate sales of shares of our securities unless accompanied by a prospectus supplement.

The date of this prospectus is July 2, 2014.

        Statistical and market data used in this prospectus has been obtained from governmental and independent industry sources and publications. We have not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus, for which the safe harbor provided in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act is not available.

        You should rely only on the information contained in this prospectus, the Statement of Additional Information, or SAI, incorporated by reference in its entirety in this prospectus, and the accompanying prospectus supplement. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and no underwriters are, making offers to sell these securities in any jurisdiction where such offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date on the front of this prospectus, the information in the SAI is accurate only as of its respective date and the information in the accompanying prospectus supplement is accurate only as of the date on the front of the accompanying prospectus supplement. Our business, financial condition and prospects may have changed since that date. To the extent required by applicable law, we will update this prospectus and the SAI during the offering period to reflect material changes to the disclosure herein.

ii

 ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that we have filed with the SEC, using the "shelf" registration process. Under the shelf registration process, we may offer, from time to time on a delayed basis over a three year period, up to $400 million in shares of our common stock, shares of our preferred stock, debt securities, subscription rights to purchase shares of our securities or warrants representing rights to purchase our securities. The Securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide an accompanying prospectus supplement that will contain specific information about the terms of that offering. This prospectus and any accompanying prospectus supplement will together constitute the prospectus for an offering of our Securities. The accompanying prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with any exhibits and the additional information described under the heading "Additional Information" and the section under the heading "Risks" before you make an investment decision. You should rely only on the information contained, collectively, in this prospectus and any accompanying prospectus supplement.

iii

 PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus. This summary is not complete and may not contain all of the information that you may want to consider before investing in our Securities. You should read the entire prospectus, including "Risks," and the Statement of Additional Information, dated July 2, 2014 (the "SAI").

        Throughout this prospectus, unless the context otherwise requires, a reference to:

        "Holding Company" refers to Special Value Continuation Fund, LLC, a Delaware limited liability company, for the periods prior to the consummation of the Conversion (as defined below) described elsewhere in this prospectus and to TCP Capital Corp. for the periods after the consummation of the Conversion;

        "Operating Company" refers to Special Value Continuation Partners, LP, a Delaware limited partnership;

        "TCPC Funding" refers to TCPC Funding I LLC, a Delaware limited liability company;

        "TCPC SBIC" refers to TCPC SBIC, LP, a Delaware limited partnership;

        "Advisor" refers to Tennenbaum Capital Partners, LLC, a Delaware limited liability company and the investment manager; and

        "General Partner" and "Administrator" refer to SVOF/MM, LLC, a Delaware limited liability company, the general partner of the Operating Company and an affiliate of the Advisor and administrator of the Holding Company and the Operating Company.

        For simplicity, this prospectus uses the term "Company," "we," "us" and "our" to include the Holding Company and, where appropriate in the context, the Operating Company, TCPC Funding and TCPC SBIC on a consolidated basis. For example, (i) although all or substantially all of the net proceeds from the offerings will be invested in the Operating Company and all or substantially all of the Holding Company's investments will be made through the Operating Company, this prospectus generally refers to the Holding Company's investments through the Operating Company as investments by the "Company," and (ii) although the Operating Company and TCPC Funding and not the Holding Company has entered into the Leverage Program (defined below), this prospectus generally refers to the Operating Company's use of the Leverage Program as borrowings by the "Company," in all instances in order to make the operations and investment strategy easier to understand. The Holding Company and the Operating Company have the same investment objective and policies and the assets, liabilities and results of operations of the Holding Company are consolidated with those of the Operating Company as described below under "— Operating and Regulatory Tax Structure."

        On April 2, 2012, we completed a conversion under which TCP Capital Corp. succeeded to the business of Special Value Continuation Fund, LLC and its consolidated subsidiaries, and the members of Special Value Continuation Fund, LLC became stockholders of TCP Capital Corp. In this prospectus, we refer to such transactions as the "Conversion." Unless otherwise indicated, the disclosure in this prospectus gives effect to the Conversion.

The Company

        We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. See "— Company History and BDC Conversion." We completed our initial public offering on April 10, 2012. Our investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. We seek to achieve our investment objective primarily through investments in debt securities of middle-market companies, which we typically define as those with enterprise values between $100 million and $1.5 billion. While we primarily focus on privately negotiated investments in debt of middle-market companies, we make investments of all kinds and at all levels of the capital structure, including in equity interests such as preferred or common stock and warrants or options received in connection with our debt investments. Our investment activities benefit from what we believe are the competitive advantages of the Advisor, including its diverse in-house skills, proprietary deal flow, and consistent and rigorous investment process focused on established, middle-market companies. We expect to generate returns through a combination of the receipt of contractual interest payments on debt investments and origination and similar fees, and, to a lesser extent, equity appreciation through options, warrants, conversion rights or direct equity investments. Substantially all of our operating history and performance results have been achieved through our predecessor, Special Value Continuation Fund, LLC, which was a registered investment company but was neither a business development company nor a publicly traded company. There are no material operating differences between us and our predecessor, however, as a BDC we are deemphasizing distressed debt investments, which may adversely affect our investment returns. See "— Company History and BDC Conversion."

        As described in more detail below under "— Company History and BDC Conversion," we have no employees of our own and currently our only business and sole asset is the ownership of all of the common limited partner interests of the Operating Company. Our investment activities are externally managed by the Advisor, a leading investment manager with in excess of $5.0 billion in capital commitments from investors ("committed capital") under management, approximately 18% of which consists of the Holding Company's committed capital under management as of December 31, 2013, and a primary focus on providing financing to middle-market companies as well as small businesses. Additionally, the Holding Company expects that it will continue to seek to qualify as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or the Code.

        On April 22, 2014, TCPC SBIC, a wholly-owned subsidiary of the Operating Company, received a Small Business Investment Company ("SBIC") license from the Small Business Administration ("SBA"). We have requested exemptive relief from the SEC to permit us to exclude the debt of TCPC SBIC guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. Pursuant to the 200% asset coverage ratio limitation, we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us. For example, as of December 31, 2013, we had approximately $550 million in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us, which would permit us to borrow up to approximately $550 million, notwithstanding other limitations on our borrowings pursuant to our Leverage Program.

        If granted, the exemptive relief provides us with increased flexibility under the 200% asset coverage test by permitting us to borrow up to $150 million more than we would otherwise be able to absent the receipt of this exemptive relief. As a result, we, in effect, will be permitted to have a lower asset coverage ratio than the 200% asset coverage ratio limitation under the 1940 Act and, therefore, we can have more debt outstanding than assets to cover such debt. For example, we will be able to borrow up to $150 million more than the approximately $550 million permitted under the 200% asset coverage ratio limit as of December 31, 2013. For additional information on SBA regulations that affect our access to SBA-guaranteed debentures, see "Risk Factors — Risks Relating to Our Business — TCPC SBIC is subject to SBA regulations, and any failure to comply with SBA regulations could have an adverse effect on our operations."

        The SBIC license allows TCPC SBIC to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to TCPC SBIC's assets over our stockholders in the event we liquidate TCPC SBIC or the SBA exercises its remedies under the SBA-guaranteed debentures issued by TCPC SBIC upon an event of default.

Investment Portfolio

        At December 31, 2013, our investment portfolio of $766.3 million (at fair value) consisted of 67 portfolio companies and was invested 95% in debt investments, of which 98% was in senior secured debt and 2% in unsecured or subordinated debt. In aggregate, our investment portfolio was invested 76% in senior secured loans, 17% in senior secured notes, 2% in unsecured or subordinated debt, and 5% in equity investments. Our average portfolio company investment at fair value was approximately $11.4 million. Our largest portfolio company investment by value was approximately $21.3 million and our five largest portfolio company investments by value comprised approximately 13% of our portfolio at December 31, 2013. See "— Investment Strategy" for more information.

        The following charts summarize our portfolio mix by industry and type based on the fair value of our investments as of December 31, 2013.

Investment by Industry	Investment by Asset Type

Tennenbaum Capital Partners, LLC

        Our investment activities are managed by the Advisor. The Advisor is a leading investment manager (including specialty lending to middle-market companies). The Advisor is a Delaware limited liability company and is registered as an investment advisor under the Investment Advisers Act of 1940, or the Advisers Act. As of December 31, 2013, the Advisor had in excess of $5.0 billion in committed capital under management, approximately 18% of which consists of the Holding Company's committed capital, and a team of approximately 30 investment professionals supported by a team of administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, investor relations, and information technology. The Advisor was founded in 1999 by Michael E. Tennenbaum, Mark K. Holdsworth and Howard M. Levkowitz, and its predecessor entity formed and commenced operations in 1996. The three founders along with David A. Hollander, Michael E. Leitner, Philip M. Tseng, Rajneesh Vig, David J. Adler and Lee R. Landrum constitute the Advisor's active partners, or the Advisor Partners. The Advisor Partners have significant industry experience, including experience investing in middle-market companies. Together, the Advisor Partners have invested approximately $13.1 billion in over 325 companies since the Advisor's inception, through multiple business and credit cycles, across all segments of the capital structure through a broad set of credit-oriented strategies including leveraged loan origination, secondary investments of discounted debt securities, and distressed and control opportunities. We believe the Advisor Partners' investment perspectives, complementary skills, and collective investment experience provides the Advisor with a strategic and competitive advantage in middle-market investing.

        As our investment advisor, the Advisor is responsible for sourcing potential investments, conducting research, analyzing investment opportunities and structuring our investments and monitoring our portfolio companies on an ongoing basis. We believe that the Advisor has a proven long-term track record of positive performance, notwithstanding some periods during which losses were incurred, of sourcing deals, originating loans and successfully investing in middle-market companies and that the relationships of its investment professionals are integral to the Advisor's success. The Advisor's investment professionals have long-term working relationships with key sources of investment opportunities and industry expertise, including investment bankers, financial advisors, attorneys, private equity sponsors, other senior lenders, high-yield bond specialists, research analysts, accountants, and senior management teams. Additionally, the Advisor's structure includes both a board of advisors and a group of Senior Executive Advisors, a team comprised of approximately 17 current and former executives from a variety of industries, which extends the reach of the Advisor's relationships through a group of seasoned industry leaders and that can enhance our deal sourcing and due diligence activities.

        We also benefit from the existing infrastructure and administrative capabilities of an established investment manager. The General Partner, an affiliate of the Advisor, serves as our Administrator and provides us with office space, equipment and office services. The tasks of our Administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the Securities and Exchange Commission (the "SEC") and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

        Since the beginning of 2011, the Advisor has executed over $2 billion in direct origination leveraged loans primarily to middle-market companies, of which over $739 million was for our account. There can be no assurance that similar deal flow or terms will be available in the future for loans in which we may invest.

Investment Strategy

        To achieve our investment objectives, we intend to focus on a subset of the broader investment strategies historically pursued by the Advisor. Our primary investment focus is the ongoing origination of and investments in leveraged loans of performing middle-market companies, building on the Advisor's established track record of origination and participation in the original syndication of approximately $5.4 billion of leveraged loans to 137 companies since 1999, of which we invested over $1.2 billion in 84 companies. For the purposes of this prospectus, the term "leveraged loans" refers to senior debt investments that rank ahead of subordinated debt and that generally have the benefit of security interests in the assets of the borrower.

        Our investments generally range from $10 million to $40 million per company, the size of which may grow over time in proportion with our capital base. We expect to generate current returns through a combination of the receipt of contractual interest payments on debt investments and origination and similar fees, and, to a lesser extent, equity appreciation through options, warrants, conversion rights or direct equity investments. We often receive equity interests such as preferred or common stock and warrants or options in connection with our debt investments. From time to time we may also use other investment strategies, which are not our primary focus, to attempt to enhance the overall return of our portfolio. These investment strategies may include, but are not limited to, the purchase of discounted debt, opportunistic investments, and financial instruments to hedge currency or interest rate risk associated with our portfolio.

        Our typical investments are in performing middle-market companies. We believe that middle-market companies are generally less able to secure financing than larger companies and thus offer better return opportunities for those able to conduct the necessary diligence to appropriately evaluate these companies. We focus primarily on U.S. companies where we believe the Advisor's perspective, complementary skills and investment experience provides us with a competitive advantage and in industries where the Advisor sees an attractive risk reward profile due to macroeconomic trends and the Advisor's existing industry expertise.

Our Competitive Advantages

        We believe that we possess the following competitive advantages over other capital providers to middle-market companies:

        Focus on minimizing the risk of loss and achieving attractive risk-adjusted returns.    We primarily structure investments to attempt to achieve high cash yields, cash origination fees, conservative leverage, and strong contractual protections that reduce the risk of principal loss. Contractual protections may include default premiums, information rights, board governance rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. While we do not expect to undertake a material focus on distressed investments, we believe that the Advisor's experience in distressed investing from managing other funds helps us negotiate more favorable terms and provides greater opportunity to achieve principal protection. See "— Investment Strategy."

        Diverse in-house skills and experience of the Advisor.    The Advisor's principals and professionals have diverse and complementary backgrounds, including prior experience at private investment funds, investment banks, other financial services firms, and managing companies. We believe that the diverse professional experience of the Advisor's principals and professionals gives us an advantage in sourcing, evaluating, structuring, negotiating, closing, and profitably exiting investments. The Advisor's advantages include:

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  Significant investment expertise in over 30 different industry sectors;

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  Track record of leveraged loan originations or participations in original syndications of approximately $5.4 billion to 137 companies since 1999, of which we invested over $1.2 billion in 84 companies;

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  Extensive workout and restructuring capabilities honed in multiple in- and out-of-court transactions which allows us to maximize our investment returns and minimize the risk of loss;

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  In-house legal expertise with significant experience protecting creditor rights;

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  Complementary "bottom-up" and "top-down" (macro economic) expertise; and

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  Expertise in analyzing highly complex companies and investments.

        Consistent, proactive and rigorous investment and monitoring processes.    We believe that the Advisor employs a proven investment process that integrates intensive "bottom-up" company-level research and analysis with a proactive "top-down" view of macroeconomic and industry risks and opportunities. The heart of the process is a thorough analysis of the underlying issuer's business, end markets, competitors, suppliers, revenues, costs, financial statements, and the terms of the issuer's existing obligations, including contingent liabilities (if any). The Advisor's professionals supplement in-house expertise with industry experts, including the Advisor's Board of Advisors and Senior Executive Advisors, as well as other CEO/CFO-level executives, with direct management experience in the industries under consideration. These company level analyses are undertaken in the context of and supplemented by the Advisor's views on and understanding of industry trends and broader economic conditions. These views are formulated and refined through the Advisor's systematic quarterly macroeconomic reviews and quarterly industry reviews, where long-term and immediate macroeconomic trends and their impact on industry risk/reward characteristics are determined. These views flow through to the Advisor's proactive deployment of research and capital resources in the investment process. Quarterly portfolio reviews also help to inform the Advisor's macroeconomic and industry views as well as to inform reporting of deal teams' frequent monitoring of portfolio company progress, risk assessment, and refinement of exit plans.

        Focus on established middle-market companies.    We generally invest in companies with established market positions, seasoned management teams, proven and differentiated products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are building management or in early stages of building a revenue base. As a specialty middle-market lender, through the Advisor we have proven experience structuring financing for middle-market companies and meeting their specialized needs. We believe that there are fewer experienced finance companies focused on transactions involving small and middle-market companies than larger companies, allowing us to negotiate favorable investment terms, including higher yields, more significant covenant protection, and greater equity grants than typical of transactions involving larger companies. Additionally, we believe that middle-market companies offer significant risk-adjusted return advantages over larger companies as they are generally less able to secure financing compared to larger companies and, we believe, are more likely as borrowers to be subject to upfront fees, prepayment premiums and higher interest rates.

        Debt platform with multiple deal sourcing channels.    The employees of the Advisor have developed extensive networks among investment bankers, financial advisors, attorneys, private equity sponsors, other senior lenders, high-yield bond specialists, research analysts, accountants, and senior management teams. These networks are a valuable source of directly originated deals and are further supplemented by the networks and experiences of the Advisor's Board of Advisors and Senior Executive Advisors. Additionally, the Advisor's track record as a provider of middle-market financing means that it is often the first or early call on new deal opportunities. Since inception, the Advisor has originated or participated in the original syndication of approximately $5.4 billion of newly issued loans to 137 companies since 1999, of which we invested over $1.2 billion in 84 companies. The Advisor has closed transactions with more than 35 different private equity sponsors. The Advisor is well known as a lender to middle-market companies in a variety of contexts including stressed, distressed, and complex and special situations. The Advisor's in-depth industry knowledge and ability to diligence complex situations thoroughly and in a timely fashion helps to attract deal opportunities from multiple channels.

        Attractively priced leverage program.    We believe that the Leverage Program (defined below), combined with capital from recent monetizations, provides us with a substantial amount of capital for deployment into new investment opportunities on relatively favorable terms. The Operating Company has an existing $250 million leverage program comprised of: (i) a $116 million senior secured credit facility that matures on July 31, 2016, subject to extension by the lenders at the request of the Operating Company, which we refer to as the Operating Company Facility; and (ii) $134 million in liquidation preference of preferred interests, which mature on July 31, 2016, which we refer to as the Preferred Interests. The interest rate charged on the Operating Company Facility through July 31, 2014 is LIBOR plus 0.44% per annum. The interest rate charged during the period August 1, 2014 through July 31, 2016, will be LIBOR plus 2.50% per annum. The Operating Company Facility was originally entered into on July 31, 2006 with certain lenders (Variable Funding Capital Company LLC, Versailles CDS LLC and Nieuw Amsterdam Receivables Corp.) and in conjunction with entering into such agreement, the Operating Company also issued the Preferred Interests to such lenders on the same date. TCPC Funding has an existing $200 million revolving credit facility with Deutsche Bank AG, New York Branch, as administrative agent (the "TCPC Funding Facility," and together with the Operating Company Facility, the "Revolving Facilities"). The TCPC Funding Facility contains an accordion feature pursuant to which the credit line may increase up to an aggregate of $250 million, subject to consent of the administrative agent and other customary conditions, and is secured by the assets of TCPC Funding. The TCPC Funding Facility matures on May 15, 2017 and generally bears interest based on LIBOR plus 2.50% per annum, subject to an extension by the lender at TCPC Funding's request. The TCPC Funding Facility is secured by all of the assets held by TCPC Funding. We refer to the Revolving Facilities and the Preferred Interests collectively as the Leverage Program. The lenders under the Operating Company Facility also own all of the Operating Company's preferred interests, which is an aggregate of 6,700 Preferred Interests, each of which has a liquidation preference of $20,000 per interest, with dividends generally accruing at an annual rate equal to LIBOR plus 0.85%, subject to certain limitations. For the purpose of the Revolving Facilities, LIBOR means the one-month U.S. dollar deposits which appears on the Telerate Page 3750 as of 11:00 a.m. (London time) on the date the rate is to be determined or as otherwise may be determined pursuant to the Revolving Facilities if such rate does not appear on the Telerate Page 3750. The weighted-average financing rate on the Leverage Program at December 31, 2013 was 1.4%. As preferred shareholders the lenders have the right under the 1940 Act to elect two directors of the Operating Company.

Market opportunity

        We believe that the Advisor has a consistent, non-cyclical track record of finding profitable opportunities to lend its managed assets to middle-market companies under most market conditions. However, there can be no assurances that the Advisor will be able to source profitable opportunities of this type for us, and we have a limited record operating as a BDC. We believe that the current environment for direct lending to middle-market companies is especially attractive for several reasons that include:

        Reduced lending to middle-market companies by commercial banks.    Recent regulatory changes, including the Dodd-Frank Financial Reform Act, or the Dodd-Frank Act, and the introduction of new international capital and liquidity requirements under the Basel III Accords, or Basel III, and the continued ownership of legacy non-performing assets have significantly curtailed banks' lending capacity. In response, we believe that many commercial lenders have de-emphasized their service and product offerings to middle-market companies in favor of lending, managing capital markets transactions and providing other non-credit services to their larger customers. We expect bank lending to middle-market companies to continue to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act.

        Reduced credit supply to middle-market companies from non-bank lenders.    We believe credit to middle-market companies from non-bank lenders will also be constrained as many of those lenders have either gone out of business, exited the market, or are winding down. Numerous hedge funds previously active in leveraged loans disappeared or contracted during the recent financial market crises, while others exited the lending market due to asset-liability mismatches. Other non-bank lenders exited lending due to balance sheet pressures. Furthermore, new collateralized loan obligation, or CLO, formation has been very limited in recent years and existing CLOs' authority to reinvest falls off sharply in coming years. Along with the constraints in bank lending, this situation provides a promising environment in which to originate loans to middle-market companies. We cannot, however, provide any assurance as to the length of time this tight credit supply will persist.

        Middle-market companies are increasingly seeking lenders with access to permanent capital for debt and equity capital.    We believe that many middle-market companies prefer to borrow from capital providers like us, rather than execute high-yield bond or equity transactions in the public markets that may necessitate increased financial and regulatory compliance and reporting obligations. Further, we believe many middle-market companies are inclined to seek capital from a small number of providers with access to permanent capital that can satisfy their specific needs and can serve as value-added, long-term financial partners with an understanding of the companies' growth needs.

        Large Amount of Uninvested Private Equity Capital.    Private equity firms raised significant amounts of equity commitments over the period 2006 to 2008, far in excess of the amount of equity they invested. According to Pitchbook, from 2007 to December 2012 there was approximately $328 billion of uninvested capital raised by private equity funds from U.S. investors. We believe the large amount of undeployed private equity capital will drive demand for leveraged buyouts over the next several years, which we believe will, in turn, create significant leveraged lending opportunities for us.

        Significant Refinancing Requirements.    A significant portion of the debt associated with a large number of middle-market leveraged mergers and acquisitions completed from 2005 to 2008 matures in the 2013 to 2015 time period. Much of this debt will need to be refinanced as it matures. When combined with the decreased availability of debt financing for middle-market companies generally, we believe these factors should increase lending opportunities for us.

        Attractive Pricing and Conservative Deal Structures.    We believe that reduced access to, and availability of, debt capital has improved available loan pricing for middle-market lenders. Deals since the recent credit crisis occurred, which began in 2008 and included a period of disruption in the capital markets as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions, have included meaningful upfront fees, prepayment protections and, in some cases, warrants, all of which should enhance profitability to lenders.

        Furthermore, since the credit crisis, lenders generally have required lower leverage levels, increased equity contributions and more comprehensive loan covenants than was customary in the years leading up to the credit crisis. Lower debt multiples on purchase prices suggest that the cash flow of borrowing companies should enable them to service their debt more readily, creating stronger protections against a subsequent downturn.

Company History and BDC Conversion

History

        We were organized on July 17, 2006, commenced operations on July 31, 2006 and registered as a non-diversified closed-end management investment company under the 1940 Act. We were formed as a limited liability company under the laws of the State of Delaware, converted to a Delaware corporation on April 2, 2012 and elected BDC status on April 2, 2012.

        The Operating Company was formed as a limited partnership under the laws of the State of Delaware. On July 31, 2006, the Operating Company registered as a non-diversified closed-end management investment company under the 1940 Act. The Operating Company issued common limited partner interests to the Holding Company and also issued preferred limited partner interests to the lenders under the Leverage Program. The Operating Company elected to convert from a closed-end fund to a BDC on April 2, 2012. The Holding Company currently conducts its investment operations through the Operating Company. In this regard, the Holding Company will invest substantially all of the net proceeds from the offerings in the common limited partner interests of the Operating Company and the Operating Company, in turn, will invest the proceeds in portfolio companies. See "Use of Proceeds." Following termination of the Revolving Facilities, it is possible that the Operating Company will elect to terminate its existence, in which case it expects to redeem any Preferred Interests then outstanding and transfer its remaining assets to the Holding Company, and the Holding Company expects to continue operations as a stand-alone BDC and make investments directly, rather than through the Operating Company, in accordance with the investment objective and policies described herein. The Operating Company Facility is scheduled to mature on July 31, 2016, subject to a one-year extension at the request of the Operating Company, and the TCPC Funding Facility is scheduled to mature on May 15, 2017, subject to a one-year extension at the request of TCPC Funding. TCPC Funding is a wholly-owned subsidiary of the Operating Company. The Operating Company will transfer certain loans it has originated or acquired or will originate or acquire from time to time to TCPC Funding pursuant to a Sale and Contribution Agreement and various supporting documentation. TCPC SBIC is a wholly-owned subsidiary of the Operating Company.

        An organizational structure diagram showing our organizational structure is set forth below:

        The Holding Company's management consists of the Advisor and its board of directors. The Operating Company's management consists of the Advisor, the General Partner and its board of directors. The board of directors of the Holding Company and the Operating Company are comprised of the same individuals, the majority of whom are independent of the Advisor and the General Partner. The Advisor directs and executes the day-to-day operations of the Holding Company, and the Advisor directs and executes the day-to-day investment operations and the General Partner directs and executes the day-to-day operational activities of the Operating Company, in each case subject to oversight from the respective boards of directors, which set the broad policies of the Holding Company and perform certain functions required by the 1940 Act for the Operating Company. The board of directors of the Operating Company has delegated investment management of the Operating Company's assets to the Advisor, subject to oversight by the board of directors. The managing member of the General Partner is the Advisor, which serves as the investment advisor of each of the Holding Company, the Operating Company and TCPC Funding. Substantially all of the equity interests in the General Partner are owned directly or indirectly by the Advisor, employees of the Advisor and Babson Capital Management, LLC, or Babson. The Holding Company currently owns all of the common interests in the Operating Company and expects to have the ability to maintain that status. While the Operating Company is permitted to issue securities to persons other than the Holding Company, under the Operating Company's limited partnership agreement, board approval is required to issue equity interests of the Operating Company, and the Holding Company directors also serve as the directors of the Operating Company so as to be able to control any issuances by the Operating Company. TCPC Funding is a wholly-owned subsidiary of the Operating Company. TCPC SBIC is a wholly-owned subsidiary of the Operating Company.

Operating and Regulatory Tax Structure

        The Holding Company elected to be treated for U.S. federal income tax purposes as a RIC under the Code. As a RIC, the Holding Company generally does not have to pay corporate-level federal income taxes on any net ordinary income or capital gain that we distribute to our stockholders as dividends if we meet certain source-of-income, distribution and asset diversification requirements. Neither the Operating Company nor TCPC Funding is a RIC, nor will either of them seek RIC status and instead each is intended to be treated as a partnership for tax purposes. The Holding Company and the Operating Company have elected to be treated as BDCs under the 1940 Act. As a BDC we are required to invest at least 70% of our total assets primarily in securities of private and certain U.S. public companies (other than investment companies and certain financial institutions), cash, cash equivalents, U.S. Government securities, and other high-quality debt investments that mature in one year or less and to comply with other regulatory requirements, including limitations on our use of debt. Because the Holding Company and the Operating Company are each BDCs, their assets, liabilities and results of operations will be consolidated for purposes of this 70% requirement.

Conflicts of Interests

        The Advisor and the General Partner currently do, and in the future may, manage funds and accounts other than the Company, which we refer to as the Other Advisor Accounts, with similar investment objectives as the Company. The investment policies, advisor compensation arrangements and other circumstances of the Company may vary from those of Other Advisor Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Company and Other Advisor Accounts. Investments that are suitable for the Company may not be suitable for the Other Advisor Accounts and investments that are suitable for the Other Advisor Accounts may not be suitable for the Company. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, we may desire to retain an asset at the same time that one or more Other Advisor Accounts desire to sell it or we may not have additional capital to invest at a time Other Advisor Accounts do. The Advisor and its affiliates intend to allocate investment opportunities to us and Other Advisor Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate considering a variety of factors such as the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of ours and the Other Advisor Accounts. To the extent that investment opportunities are suitable for the Company and one or more Other Advisor Accounts, the Advisor and the General Partner will allocate investment opportunities pro rata among the Company and Other Advisor Accounts based on the amount of funds each then has available for such investment taking into account these factors. Investment opportunities in certain privately placed securities will be subject to allocation pursuant to the terms of a co-investment exemptive order under the 1940 Act applicable to funds and accounts managed by the Advisor and its affiliates.

        There may be situations in which one or more funds or accounts managed by the Advisor or its affiliates might invest in different securities issued by the same company. It is possible that if the company's financial performance and condition deteriorates such that one or both investments are or could be impaired, the Advisor might face a conflict of interest given the difference in seniority of the respective investments. In such situations, the Advisor would review the conflict on a case-by-case basis and implement procedures consistent with its fiduciary duty to enable it to act fairly to each of its clients in the circumstances. Any steps by the Advisor will take into consideration the interests of each of the affected clients, the circumstances giving rise to the conflict, the procedural efficacy of various methods of addressing the conflict and applicable legal requirements.

Company Information

        Our administrative and executive offices are located at 2951 28th Street, Suite 1000, Santa Monica, CA 90405, and our telephone number is (310) 566-1094. The Advisor maintains a website at http://www.tennenbaumcapital.com. Information contained on this website is not incorporated by reference into this prospectus, and you should not consider information contained on the Advisor's website to be part of this prospectus.

Risks

        Investing in the Company and the Securities offered by this prospectus involves a high degree of risk. These risks, among others, include:

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  capital markets experienced a period of disruption and instability, which could return and could have a negative impact on our business and operations and the value of our Securities;

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  the risk of credit losses on our investments;

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  the risk of loss associated with leverage, illiquidity and valuation uncertainties in our investments, lower amounts of income per share while we are investing the proceeds from the offerings;

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  the possible lack of appropriate investments;

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  the risk of an inability to renew, extend or replace the Leverage Program, the lack of experience of the Advisor in managing a BDC and our dependence on such investment advisor;

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  the risky nature of the securities in which we invest;

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  our potential lack of control over our portfolio companies and our limited ability to invest in public or foreign companies;

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  the potential incentives to the Advisor to invest more speculatively than it would if it did not have an opportunity to earn incentive compensation;

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  our limitations on raising additional capital;

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  we are exposed to risks associated with changes in interest rates;

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  failure to continue to qualify as a BDC or the risk of loss of tax status as a RIC;

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  the risk of volatility in our stock price; and

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  the anti-takeover effect of certain provisions in our charter and in the Amended and Restated Limited Partnership Agreement of the Operating Company, or the Amended and Restated Limited Partnership Agreement.

        See "Risks" beginning on page 23 of this prospectus for a more detailed discussion of these and other material risks you should carefully consider before deciding to invest in our Securities.

Presentation of Historical Financial Information

        Unless otherwise indicated, historical references contained in this prospectus in "— Selected Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Senior Securities" and "Portfolio Companies" relate to the Holding Company and the Operating Company on a consolidated basis.

 THE OFFERING

        We may offer, from time to time, in one or more offerings or series, together or separately, up to $400 million of our Securities, which we expect to use to repay amounts outstanding under the Revolving Facilities, if any, (which will increase the funds under the Revolving Facilities available to us to make additional investments in portfolio companies) and to use the remainder to make investments in portfolio companies in accordance with our investment objective and for other general corporate purposes, including payment of operating expenses.

        Our Securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to a particular offering will disclose the terms of that offering, including the name or names of any agents, underwriters or dealers involved in the sale of our Securities, the purchase price, and any fee, commission or discount arrangement between us and our agents, underwriters or dealers, or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities.

        Set forth below is additional information regarding the offering of our Securities:

The Nasdaq Global Select Market Symbol	"TCPC"
Use of Proceeds

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds to reduce our borrowings outstanding under the Revolving Facilities, if any, and to make investments in portfolio companies in accordance with our investment objective and for other general corporate purposes, including payment of operating expenses. Pending investment, we may invest the remaining net proceeds of the offerings primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less. These securities may have lower yields than our other investments and accordingly may result in lower distributions, if any, during such period. See "Use of Proceeds."

Investment Management Arrangements

The Holding Company and the Operating Company have entered into separate but substantially identical investment management agreements with the Advisor, under which the Advisor, subject to the overall supervision of our respective boards of directors, manages the day-to-day operations of and provides investment advisory services to the Holding Company and the Operating Company. For providing these services, the Advisor receives a base management fee calculated at an annual rate of 1.5% of our total assets (excluding cash and cash equivalents) on a consolidated basis, payable quarterly in arrears. For purposes of calculating the base management fee, "total assets" is determined without deduction for any borrowings or liabilities.

The investment management agreements also provide for performance based returns to the Advisor or the General Partner (referred to herein as "incentive compensation"). Under the investment management agreements and the Amended and Restated Limited Partnership Agreement, no incentive compensation was incurred until after January 1, 2013.

The incentive compensation is calculated as the sum of (1) 20% of all ordinary income since January 1, 2013 and (2) 20% of all net realized capital gains (net of any net unrealized capital depreciation) since January 1, 2013, with each component being subject to a total return limitation of 8% of contributed common equity. The incentive compensation initially is payable by making an equity allocation to the General Partner under the Operating Company's Amended and Restated Limited Partnership Agreement. If the Operating Company is terminated or for any other reason incentive compensation is not distributed by the Operating Company, it would be paid pursuant to the investment management agreement between the Holding Company and the Advisor.

The incentive compensation has two components, ordinary income and capital gains. Each of the two components of incentive compensation is separately subject to a total return limitation. Thus, we are not obligated to pay or distribute any ordinary income incentive compensation or any capital gains incentive compensation if the cumulative total return does not exceed an 8% annual return on daily weighted average contributed common equity. If such cumulative total return does exceed 8%, we are not obligated to pay or distribute any ordinary income incentive compensation or any capital gains incentive compensation to the extent such amount would exceed 20% of the cumulative total return of the Company that exceeds a 10% annual return on daily weighted average contributed common equity, plus all of the cumulative total return that exceeds an 8% annual return on daily weighted average contributed common equity but is not more than a 10% annual return on daily weighted average contributed common equity, less cumulative incentive compensation previously paid or distributed (whether on ordinary income or capital gains).

Subject to the above limitation, the ordinary income component of incentive compensation is the amount, if positive, equal to 20% of the cumulative ordinary income before incentive compensation, less cumulative ordinary income incentive compensation previously paid or distributed.

Subject to the above limitation, the capital gains component of the incentive compensation is the amount, if positive, equal to 20% of the cumulative realized capital gains (computed net of cumulative realized losses and cumulative unrealized capital depreciation), less cumulative capital gains incentive compensation previously paid or distributed.

For purposes of the foregoing computations and the total return limitation, the relevant terms are defined in detail in the section entitled "Management of the Company — Investment Management Agreements."

The base management fee is paid by the Operating Company to the Advisor and the incentive compensation, if any, is distributed by the Operating Company to the General Partner. The Holding Company, therefore, indirectly bears these amounts, which are reflected in our consolidated financial statements. If the Operating Company is terminated or for any other reason incentive compensation is not paid by the Operating Company, such compensation would be paid to the Advisor directly by the Holding Company pursuant to its investment management agreement with the Advisor to ensure that the appropriate aggregate amount of incentive compensation is paid. On a consolidated basis, the aggregate compensation is limited to 1.5% of total assets and 20% of the relevant components of income and realized capital gains. See "Management of the Company — Investment Management Agreements" for a more detailed description of the investment management arrangements.

Distributions

We intend to make quarterly distributions to our stockholders. The timing and amount of our quarterly distributions, if any, is determined by our board of directors. Any distributions to our stockholders are declared out of assets legally available for distribution. In addition, because we will invest substantially all of our assets in the Operating Company, we are only able to pay distributions on our common stock from distributions received from the Operating Company. The Operating Company intends to make distributions that are sufficient to enable us to pay quarterly distributions to our stockholders and maintain our status as a regulated investment company, or a RIC. While it is intended that the distributions made by the Operating Company are sufficient to enable us to pay quarterly distributions to our stockholders and maintain our status as a RIC, there can be no assurances that the distributions from the Operating Company are sufficient to pay distributions to our stockholders in the future.

Taxation

The Holding Company currently is a RIC for U.S. federal income tax purposes and intends to continue to qualify each year as a RIC. In order to qualify as a RIC, the Holding Company generally must satisfy certain income, asset diversification and distribution requirements. As long as it so qualifies, the Holding Company will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gain on a timely basis. The Holding Company will invest substantially all of the net proceeds from the offerings in the Operating Company, which is treated as a partnership for U.S. federal income tax purposes. Consequently, any references to, and description of, the U.S. federal income tax aspects of the Holding Company's investment practices and activities, in effect, takes into account the investment practices and activities of the Operating Company. See "Distributions" and "U.S. Federal Income Tax Matters."

Custodian	Wells Fargo Bank, National Association, or the Custodian, serves as our custodian. See "Custodian."
Transfer and Dividend Paying Agent	Wells Fargo Bank, National Association, or Wells Fargo, serves as our Transfer and Dividend Paying Agent. See "Transfer Agent."
Borrowings and Preferred Stock

We expect to use leverage, including through the Revolving Facilities, to make investments. We are exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested by us and therefore increases the risks associated with investing in our Securities. The Holding Company and the Operating Company will, on a consolidated basis, comply with the asset coverage and other requirements relating to the issuance of senior securities under the 1940 Act. Because the base investment advisory fee we pay the Advisor is calculated by reference to our total assets, the Advisor may have an incentive to increase our leverage in order to increase its fees. See "Risks."

Trading at a Discount

Shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value. We are not generally able to issue and sell our common stock at a price below our net asset value per share unless we have stockholder approval. At our 2014 annual meeting, held on May 15, 2014, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, our stockholders approved our ability to sell or otherwise issue shares of our common stock at any level of discount from net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. Our net asset value immediately following an offering will reflect reductions resulting from the sales load and the amount of such offering expenses paid by us. This risk may have a greater effect on investors expecting to sell their shares soon after completion of such offering, and our shares may be more appropriate for long-term investors than for investors with shorter investment horizons. We cannot predict whether our shares will trade above, at or below net asset value. See "Risks."

Dividend Reinvestment Plan

We have a dividend reinvestment plan for our stockholders. This is an "opt in" dividend reinvestment plan. As a result, if we declare a cash dividend or other distribution payable in cash, each stockholder that has not "opted in" to our dividend reinvestment plan will receive such dividends in cash, rather than having their dividends automatically reinvested in additional shares of our common stock. Stockholders who receive distributions in the form of shares of common stock will be subject to the same U.S. federal, state and local tax consequences as if they received their distributions in cash. See "Dividend Reinvestment Plan."

Anti-Takeover Provisions

Our certificate of incorporation and the Amended and Restated Limited Partnership Agreement as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See "Description of Our Capital Stock."

Administrator

Under a separate administration agreement, the General Partner serves as our Administrator. As Administrator, the General Partner oversees our financial records, prepares reports to our stockholders and reports filed with the SEC, leases office space to us, provides us with equipment and office services and generally monitors the payment of our expenses and provides or supervises the performance of administrative and professional services used by us. We reimburse the Administrator for its costs in providing these services without paying any separate administration fee, markup or other profit in excess of fully allocated costs. Although the Administrator has waived these reimbursements through December 31, 2012, it discontinued such waiver starting at January 1, 2013. There is no predetermined limit on such expenses, however, reimbursement for any such expenses are subject to the review and approval of our board of directors.

License Agreement	We have entered into a royalty-free license agreement with the Advisor, pursuant to which the Advisor has agreed to grant us a non-exclusive license to use the name "TCP."
Available Information

We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, or the Securities Act, which contains additional information about us and our Securities being offered by this prospectus. We are obligated to file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available at the SEC's public reference room in Washington, D.C. and on the SEC's website at http://www.sec.gov. See "Additional Information."

The Advisor maintains a website at http://www.tennenbaumcapital.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information, including the SAI, which is incorporated by reference in this prospectus, available, free of charge, on or through this website. You may also obtain such information by contacting us at 2951 28th Street, Suite 1000, Santa Monica, CA 90405, or by calling us collect at (310) 566-1094. Information contained on the Advisor's website is not incorporated by reference into this prospectus, and you should not consider information contained on the Advisor's website to be part of this prospectus.

 FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. The following table and example represent our best estimate of the fees and expenses that we expect to incur during the next twelve months. We currently do not intend to issue preferred stock in the next year. Further, the fees and expenses below are presented on a consolidated basis directly or indirectly to include expenses of the Company and the Operating Company that investors in this offering will bear.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)		%(1)
Offering Expenses (as a percentage of offering price)		%(2)
Dividend Reinvestment Plan Fees	—	(3)

Total Stockholder Transaction Expenses (as a percentage of offering price)		%

Annual Expenses (as a Percentage of Net Assets Attributable to Common Stock)(4)
Base Management Fees	2.39	%(5)
Incentive Compensation Payable Under the Investment Management Agreement (20% of ordinary income and capital gains)	2.28	%(6)
Interest Payments on Borrowed Funds	1.64	%(7)
Preferred Dividends	0.21	%(8)
Other Expenses	0.68	%(9)

Total Annual Expenses	7.20%

(1)
In the event that the Securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the estimated applicable sales load.

(2)
The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the estimated offering expenses borne by us as a percentage of the offering price.

(3)
The expenses of the dividend reinvestment plan are included in "other expenses." See "Dividend Reinvestment Plan."

(4)
The "net assets attributable to common stock" used to calculate the percentages in this table is our average assets of $448.7 million for the 12 month period ended March 31, 2014. The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)
Base management fees are paid quarterly in arrears. The base management fee of 1.5% is calculated based on the value of our total assets (excluding cash and cash equivalents) at the end of the most recently completed calendar quarter. The percentage shown in the table, which assumes all capital and leverage is invested at the maximum level, is calculated by determining the ratio that the aggregate base management fee bears to our net assets attributable to common stock and not total assets. We make this conversion because all of our interest and preferred stock dividend payments are indirectly borne by our common stockholders. If we borrow money or issue preferred stock and invest the proceeds other than in cash and cash equivalents, our base management fees will increase. The base management fee for any partial quarter is appropriately pro rated. See "Management of the Company — Investment Management Agreements."

(6)
Under the investment management agreements and the Amended and Restated Limited Partnership Agreement, no incentive compensation was incurred until after January 1, 2013. The incentive compensation has two components, ordinary income and capital gains. Each component is payable quarterly in arrears (or upon termination of the Advisor as the investment manager or the General Partner as of the termination date) and is calculated based on the cumulative return for periods beginning January 1, 2013 and ending on the relevant calculation date.

Each of the two components of incentive compensation is separately subject to a total return limitation. Thus, notwithstanding the following provisions, we are not obligated to pay or distribute any ordinary income incentive compensation or any capital gains incentive compensation if our cumulative total return does not exceed an 8% annual return on daily weighted average contributed common equity. The incentive compensation we would pay is subject to a total return limitation. That is, no incentive compensation is paid if our cumulative annual total return is less than 8% of our average contributed common equity. If our cumulative annual total return is above 8%, the total cumulative incentive compensation we pay is not more than 20% of our cumulative total return, or, if lower, the amount of our cumulative total return that exceeds the 8% annual rate.

Subject to the above limitation, the ordinary income component is the amount, if positive, equal to 20% of the cumulative ordinary income before incentive compensation, less cumulative ordinary income incentive compensation previously paid or distributed.

Subject to the above limitation, the capital gains component is the amount, if positive, equal to 20% of the cumulative realized capital gains (computed net of cumulative realized losses and cumulative net unrealized capital depreciation), less cumulative capital gains incentive compensation previously paid or distributed. For assets held on January 1, 2013, capital gain, loss and depreciation are measured on an asset by asset basis against the value thereof as of December 31, 2012. The capital gains component is paid or distributed in full prior to payment or distribution of the ordinary income component.

(7)
"Interest Payments on Borrowed Funds" represents dividends, interest and fees estimated to be accrued on the Revolving Facilities and amortization of debt issuance costs, and assumes the Revolving Facilities is fully drawn (subject to asset coverage limitations under the 1940 Act) and that the interest rate on the debt issued (i) under the Operating Company Facility is the rate in effect as of March 31, 2014, which was 0.59% and (ii) under the TCPC Funding Facility is the rate in effect as of March 31, 2014, which was 2.74%. "Interest Payments on Borrowed Funds" additionally represents interest and fees estimated to be accrued on $108.0 million in aggregate principal amount of our 5.25% convertible senior unsecured notes due 2019 (the "2019 Notes") issued and outstanding as of June 27, 2014, which bears interest at a rate of 5.25% per year and is convertible into shares of our common stock under certain circumstances. When we borrow money or issue preferred stock, all of our interest and preferred stock dividend payments are indirectly borne by our common stockholders.

(8)
"Preferred Dividends" represents dividends estimated to be accumulated on the Preferred Interests and assumes that the dividend rate on the Preferred Interests is the rate in effect as of March 31, 2014, which was 1.03%. When we borrow money or issue preferred stock, all of our interest and preferred stock dividend payments are indirectly borne by our common stockholders.

(9)
"Other Expenses" includes our estimated overhead expenses, including expenses of the Advisor reimbursable under the investment management agreements and of the Administrator reimbursable under the administration agreement except for certain administration overhead costs which are not currently contemplated to be charged to us. Such expense estimate, other than the Administrator expenses, is based on actual other expenses for the twelve month period ended March 31, 2014.

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses (including stockholder transaction expenses and annual expenses) that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$79	$174	$270	$510

        While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. There is no incentive compensation either on income or on capital gains under our investment management agreements and the Amended and Restated Limited Partnership Agreement assuming a 5% annual return and therefore it is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive compensation of a material amount, our distributions to our common stockholders and our expenses would likely be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend or distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

        Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," the "Company," the "Holding Company," the "Operating Company" or "us," our common stockholders will indirectly bear such fees or expenses, including through the Company's investment in the Operating Company.

 SELECTED FINANCIAL DATA

        The selected consolidated financial and other data below reflects the consolidated historical operations of the Holding Company and the Operating Company. This consolidated financial and other data is the Holding Company's historical financial and other data. The Operating Company will continue to be the Holding Company's sole investment following the completion of this offering.

        The selected consolidated financial data below for the years ended December 31, 2013, 2012, 2011, 2010 and 2009 has been derived from the consolidated financial statements that were audited by our independent registered public accounting firm. This selected financial data should be read in conjunction with our financial statements and related notes thereto, "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities" included elsewhere in this prospectus.

        The historical and future financial information may not be representative of the Company's financial information in future periods.

	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Performance Data:
Interest income	$66,979,064	$49,243,332	$42,113,358	$32,410,819	$26,678,140
Dividend income	—	1,811,189	10,610,159	13,547,924	—
Other income	2,629,982	1,138,238	2,134,159	1,842,469	417,533

Total investment income	69,609,046	52,192,759	54,857,676	47,801,212	27,095,673

Interest and credit agreement expenses	2,339,447	857,757	942,288	893,806	949,554
Investment advisory expense	8,820,229	6,908,942	6,787,188	6,787,188	6,787,188
Other expenses	4,119,108	4,105,700	1,520,474	1,213,685	1,426,099

Total expenses	15,278,784	11,872,399	9,249,950	8,894,679	9,162,841

Net investment income	54,330,262	40,320,360	45,607,726	38,906,533	17,932,832

Realized and unrealized gains (losses)	9,071,361	(12,784,251)	(38,878,881)	31,621,019	36,142,346

Dividends to preferred interest holders	(1,494,552)	(1,602,799)	(1,545,555)	(1,519,759)	(1,740,964)
Distributions of incentive allocation	(12,381,416)	—	—	—	—

Net increase (decrease) in net assets from operations	$49,525,655	$25,933,310	$5,183,290	$69,007,793	$52,334,214

Per Share Data (at the end of the period):*
Net increase (decrease) in net assets from operations	$1.91	$1.21	$12.37	$164.72	$124.92
Distributions declared per share	(1.53)	(1.43)	(75.19)	(89.99)	(36.28)
Average weighted shares outstanding for the period	25,926,493	21,475,847	418,956	418,956	418,956

*
Per share amounts prior to the Conversion on April 2, 2012 are calculated based on 418,956 shares outstanding. Per share amounts subsequent to the Conversion are calculated on weighted-average shares outstanding for each period.

	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Assets and Liabilities Data:
Investments	$766,262,959	517,683,087	378,960,536	453,034,872	343,062,967
Other assets	37,066,243	31,559,015	24,492,967	20,604,286	119,642,507

Total assets	803,329,202	549,242,102	403,453,503	473,639,158	462,705,474
Amount drawn on credit facility	95,000,000	74,000,000	29,000,000	50,000,000	75,000,000
Other liabilities	23,045,112	24,728,267	2,116,211	25,050,178	20,431,955

Total liabilities	118,045,112	98,728,267	31,116,211	75,050,178	95,431,955
Preferred limited partner interests	134,504,252	134,526,285	134,466,418	134,377,869	134,368,337
Non-controlling interest	1,168,583	—	—	—	—

Net assets	$549,611,255	$315,987,550	$237,870,874	$264,187,584	$232,879,791

Investment Activity Data:
No. of portfolio companies at period end	67	54	41	44	40
Acquisitions	$471,087,319	$359,020,926	$237,870,874	$262,837,727	$144,313,178
Sales, repayments, and other disposals	$235,641,665	$211,216,033	$216,916,444	$192,419,667	$195,383,341
Weighted-Average Yield on debt investments at end of period	10.9%	11.3%	14.2%	13.1%	12.5%

RISKS

        Before you invest in our Securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our Securities. The risks set out below are not the only risks we face, but they are the principal risks associated with an investment in the Company as well as generally associated with investment in a company with investment objectives, investment policies, capital structure or trading markets similar to the Company's. Additional risks and uncertainties not currently known to us or that are currently immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, or the value of our preferred stock, debt securities and warrants, if any are outstanding, may decline, and you may lose all or part of your investment.

Certain risks in the current environment

Capital markets could experience a period of disruption and instability. Such market conditions have historically and could again have a material and adverse effect on debt and equity capital markets in the United States and abroad, which had, and may in the future have, a negative impact on our business and operations.

        The global capital markets have historically experienced extended periods of instability as evidenced by the periodic disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments during such periods, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. There can be no assurance that adverse market conditions will not repeat themselves or worsen in the future. If these adverse and volatile market conditions repeat themselves or worsen in the future, we and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital in order to grow. Equity capital may be difficult to raise because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of common stock at a price less than net asset value per share without first obtaining approval for such issuance from our stockholders and our independent directors. At our annual meeting of stockholders held on May 15, 2014, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a price below its then current net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval. It should be noted that, theoretically, we may offer up to 25% of our then outstanding common stock each day. In addition, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as calculated in accordance with the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than our current leverage. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

        Moreover, the re-appearance of market conditions similar to those experienced from 2007 through succeeding years for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness under similar terms, and any failure to do so could have a material adverse effect on our business.

        Given the extreme volatility and dislocation that the capital markets have historically experienced, many BDCs have faced, and may in the future face, a challenging environment in which to raise or access capital. In addition, significant changes in the capital markets, including the extreme volatility and disruption over the past several years, has had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can adversely affect our investment valuations. Further, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required. As a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse impact on our business, financial condition or results of operations.

        The current financial market situation, as well as various social and political tensions in the United States and around the world, particularly in the Middle East, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. Since 2010, several European Union ("EU") countries, including Greece, Ireland, Italy, Spain, and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. We do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so, and we may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments in the current or future market environment.

Uncertainty about the financial stability of the United States and of several countries in the EU could have a significant adverse effect on our business, financial condition and results of operations.

        Due to federal budget deficit concerns, S&P downgraded the federal government's credit rating from AAA to AA+ for the first time in history on August 5, 2011. Further, Moody's and Fitch have warned that they may downgrade the federal government's credit rating. Further downgrades or warnings by S&P or other rating agencies, and the United States government's credit and deficit concerns in general, including issues around the federal debt ceiling, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock.

        In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. While the financial stability of such countries has improved, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected.

Risks related to our business

We may not replicate the Company's historical performance or the historical performance of other entities managed or supported by the Advisor.

        We may not be able to replicate the Company's historical performance or the historical performance of the Advisor's investments, and our investment returns may be substantially lower than the returns achieved by the Company in the past. We can offer no assurance that the Advisor will be able to continue to implement our investment objective with the same degree of success as it has had in the past.

We may suffer credit losses.

        Investment in middle-market companies is highly speculative and involves a high degree of risk of credit loss, and therefore our securities may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during an economic recession, such as the United States and many other economies recently experienced or are currently experiencing.

Our use of borrowed funds and preferred securities, including under the Leverage Program, to make investments exposes us to risks typically associated with leverage.

        The Operating Company borrows money, directly and indirectly through TCPC Funding, and has the Preferred Interests outstanding through the Leverage Program. As a result:

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  our common stock is exposed to incremental risk of loss and a decrease in the value of our investments would have a greater negative impact on the value of our common stock than if we did not use leverage;

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  adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;

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  we, and indirectly our common stockholders, bear the entire cost of issuing and paying interest or dividends on any borrowed funds or preferred securities issued by us or the Operating Company;

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  our ability to pay dividends on our common stock will be restricted if our asset coverage ratio is not at least 200% (excluding debt issued by TCPC SBIC provided that exemptive relief is obtained) or TCPC SBIC is not in compliance with SBA regulations and any amounts used to service indebtedness or preferred stock would not be available for such dividends; and

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  our ability to amend the Operating Company organizational documents or investment management agreements may be restricted if such amendment could have a material adverse impact on the lenders under our Leverage Program.

        The Preferred Interests and any preferred stock we may issue have similar risks to our common stockholders as borrowings. Such preferred securities rank "senior" to common stock in our capital structure, resulting in such preferred securities having certain separate voting rights, dividend and liquidation rights, and possibly other rights, preferences or privileges more favorable than those granted to holders of our common stock. For example, payment of dividends and repayment of the liquidation preference of the Preferred Interests takes preference over any dividends or other payments to our common stockholders, and preferred holders are not subject to any of our expenses or losses. Furthermore, our Preferred Interests and the issuance of any additional preferred securities could delay, defer or prevent a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

        The use of leverage creates increased risk of loss and is considered a speculative investment technique. The use of leverage magnifies the potential gains and losses from an investment and increases the risk of loss of capital. To the extent that income derived by us from investments purchased with borrowed funds or the issuances of preferred stock is greater than the cost of borrowing or issuing and servicing the preferred stock, our net income will be greater than if borrowing had not been used. Conversely, if the income from investments purchased from these sources is not sufficient to cover the cost of the leverage, our net investment income will be less than if leverage had not been used, and the amount available for ultimate distribution to the holders of common stock will be reduced. The extent to which the gains and losses associated with leveraged investing are increased will generally depend on the degree of leverage employed. We may, under some circumstances, be required to dispose of investments under unfavorable market conditions in order to maintain our leverage, thus causing us to recognize a loss that might not otherwise have occurred. In the event of a sale of investments upon default under our borrowing arrangements, secured creditors will be contractually entitled to direct such sales and may be expected to do so in their interest, rather than in the interests of the holders of common stock. Holders of common stock will incur losses if the proceeds from a sale in any of the foregoing circumstances are insufficient, after payment in full of amounts due and payable on leverage, including administrative expenses, to repay such holders investments in our common stock. In addition, we, through TCPC SBIC, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of TCPC SBIC that are superior to the claims of our common stockholders. As a result of these factors, you could experience a total loss of your investment. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common stock. The ability to service any debt or the Preferred Interests that we have or may have outstanding depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. There is no limitation on the percentage of portfolio investments that can be pledged to secure borrowings. The amount of leverage that we employ at any particular time will depend on the Advisor's and our board of director's assessments of market and other factors at the time of any proposed borrowing.

In addition to regulatory restrictions that restrict our ability to raise capital, the Leverage Program contains various covenants which, if not complied with, could accelerate repayment under the Revolving Facilities or require redemption of the Preferred Interests, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

        Under the Leverage Program, we must comply with certain financial and operational covenants. These covenants include:

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  restrictions on the level of indebtedness that we are permitted to incur and the number of Preferred Interests we are permitted to have outstanding in relation to the value of our assets;

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  restrictions on our ability to make distributions and other restricted payments under certain circumstances;

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  restrictions on extraordinary events, such as mergers, consolidation and sales of assets;

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  restrictions on our ability to incur liens and incur indebtedness; and

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  maintenance of a minimum level of stockholders' equity.

        In addition, by limiting the circumstances in which borrowings may occur under the Revolving Facilities, the credit agreements related to the Revolving Facilities, or the Credit Agreements, in effect provide for various asset coverage, credit quality and diversification limitations on our investments. Such limitations may cause us to be unable to make or retain certain potentially attractive investments or to be forced to sell investments at an inappropriate time and consequently impair our profitability or increase losses or result in adverse tax consequences. As of June 26, 2014, we were in compliance with these covenants. However our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, there are no assurances that we will continue to comply with the covenants in the Credit Agreements. Failure to comply with these covenants would result in a default under the Credit Agreements which, if we were unable to obtain a waiver from the lenders thereunder, could result in an acceleration of repayments under the Credit Agreements. In addition, a default under the Credit Agreements will, in certain circumstances, require the Preferred Interests to be redeemed. As such, failure to comply with these covenants could have a material adverse impact on our business, financial condition and results of operations.

        The Operating Company Facility also has certain "key man" provisions. For example, it is an event of default if any of Michael E. Tennenbaum, Howard M. Levkowitz or Mark K. Holdsworth ceases to be actively involved in the management of the Advisor and is not replaced with someone with comparable skills within 180 days. Further, if any two of the individuals cease to be actively involved in management of the Advisor, the administrative agent under the Operating Company's Credit Agreement may veto a proposed replacement for one of such individuals and may veto any of the Operating Company's portfolio transactions that are in excess of 15% of its total assets until a replacement has been appointed to fill one of such positions.

The Operating Company Facility matures in July 2016, the TCPC Funding Facility matures in May 2017 and the Preferred Interests will be subject to mandatory redemption in July 2016. Any inability to renew, extend or replace the Revolving Facilities or replace the Preferred Interests could adversely impact our liquidity and ability to find new investments or maintain distributions to our stockholders, subject to extension by the lenders at our request.

        The Operating Company Facility matures July 31, 2016, subject to extension by the lenders at our request. Advances under the Operating Company Facility generally bear interest at LIBOR plus 0.44% per annum through July 31, 2014 and LIBOR plus 2.50% per annum during the period August 1, 2014 through July 31, 2016, in each case subject to certain limitations. The TCPC Funding Facility matures on May 15, 2017, subject to an extension by the lender at TCPC Funding's request. Advances under the TCPC Funding Facility generally bears interest based on LIBOR plus 2.50% per annum, subject to certain limitations. The Preferred Interests will be subject to mandatory redemption on July 31, 2016. We do not currently know whether we will renew, extend or replace the Revolving Facilities upon their maturities or replace the Preferred Interests, or if we do either or both, whether we will be able to do so on terms that are as favorable as the Revolving Facilities or Preferred Interests, respectively. In addition, we will be required to liquidate assets to repay amounts due under the Revolving Facilities or the Preferred Interests if we do not renew, extend or replace the Revolving Facilities or Preferred Interests prior to their respective maturities.

        Upon the termination of the Revolving Facilities, there can be no assurance that we will be able to enter into a replacement facility on terms that are as favorable to us, if at all. We expect that any facility we enter into will likely be on terms less favorable than currently contained in the Operating Company Facility. Our ability to replace the Revolving Facilities may be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to replace the Revolving Facilities at the time of their maturity, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC.

The creditors under the Revolving Facilities have a first claim on all of the Company's assets included in the collateral for the Revolving Facilities.

        Lenders have fixed dollar claims on our assets that are superior to the claims of our common stockholders or any preferred holders. Substantially all of our current assets have been pledged as collateral under the Revolving Facilities. If an event of default occurs under the Revolving Facilities, the lenders would be permitted to accelerate amounts due under the Revolving Facilities and liquidate our assets to pay off amounts owed under the Revolving Facilities and limitations would be imposed on us with respect to the purchase or sale of investments. Such limitations may cause us to be unable to make or retain certain potentially attractive investments or to be forced to sell investments at an inappropriate time and consequently impair our profitability or increase our losses or result in adverse tax consequences.

        In the event of the dissolution of the Operating Company or otherwise, if the proceeds of the Operating Company's assets (after payment in full of obligations to any such debtors and of any liquidation preference to any holders of preferred stock) are insufficient to repay capital invested in us by the holders of the common stock, no other assets will be available for the payment of any deficiency. None of our board of directors, the Advisor, the General Partner or any of their respective affiliates, have any liability for the repayment of capital contributions made to the Company by the holders of common stock. Holders of common stock could experience a total loss of their investment in the Company.

Lenders under the Operating Company Facility may have a veto power over the Company's investment policies.

        If a default has occurred under the Operating Company Facility, the lenders under the Operating Company Facility may veto changes in investment policies. The Operating Company Facility also has certain limitations on unusual types of investments such as commodities, real estate and speculative derivatives, which are not part of the Company's investment strategy or policies in any event.

TCPC SBIC may be unable to make distributions to us that will enable us to meet or maintain RIC status, which could result in the imposition of an entity-level tax.

        In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we will be required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from TCPC SBIC. We will be partially dependent on TCPC SBIC for cash distributions to enable us to meet the RIC distribution requirements. TCPC SBIC may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to maintain our status as a RIC. We may have to request a waiver of the SBA's restrictions for TCPC SBIC to make certain distributions to maintain our eligibility for RIC status. We cannot assure you that the SBA will grant such a waiver and if TCPC SBIC is unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

TCPC SBIC is subject to SBA regulations, and any failure to comply with SBA regulations could have an adverse effect on our operations.

        On April 22, 2014, the Operating Company's wholly-owned subsidiary, TCPC SBIC received an SBIC license from the SBA. The SBIC license allows TCPC SBIC to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to TCPC SBIC's assets over our stockholders in the event we liquidate TCPC SBIC or the SBA exercises its remedies under the SBA-guaranteed debentures issued by TCPC SBIC upon an event of default.

        Under current SBA regulations, a licensed SBIC can provide capital to those entities that have a tangible net worth not exceeding $18.0 million and an average annual net income after Federal income taxes not exceeding $6.0 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 25.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after Federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on factors such as the number of employees and gross sales. The SBA regulations permit licensed SBICs to make long term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause TCPC SBIC to forego attractive investment opportunities that are not permitted under SBA regulations.

        Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a "change of control" of an SBIC or any transfers of the capital stock of a licensed SBIC. If TCPC SBIC fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit its use of debentures, declare outstanding debentures immediately due and payable, and/or limit it from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. The Advisor, as TCPC SBIC's investment adviser, does not have any prior experience managing an SBIC. Its lack of experience in complying with SBA regulations may hinder its ability to take advantage of TCPC SBIC's access to SBA-guaranteed debentures. Any failure to comply with SBA regulations could have an adverse effect on our operations.

SBA regulations limit the outstanding dollar amount of SBA-guaranteed debentures that may be issued by an SBIC or group of SBICs under common control.

        The SBA regulations currently limit the dollar amount of SBA-guaranteed debentures that can be issued by any one SBIC to $150.0 million or to a group of SBICs under common control to $225.0 million. A proposed bill in the U.S. Senate, the Expanding Access to Capital for Entrepreneurial Act, or Senate Bill 511, would increase the total SBIC leverage capacity for affiliated SBIC funds from $225 million to $350 million. However, the ultimate form and likely outcome of such legislation or any similar legislation cannot be predicted.

        An SBIC may not borrow an amount in excess of two times (and in certain cases, up to three times) its regulatory capital. As of December 31, 2013, TCPC SBIC did not have any SBA-guaranteed debentures outstanding. If we reach the maximum dollar amount of SBA-guaranteed debentures permitted, and if we require additional capital, our cost of capital may increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.

        Moreover, the current status of TCPC SBIC as an SBIC does not automatically assure that TCPC SBIC will continue to receive SBA-guaranteed debenture funding. Receipt of SBA leverage funding is dependent upon TCPC SBIC continuing to be in compliance with SBA regulations and policies and available SBA funding. The amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by TCPC SBIC.

        The debentures guaranteed by the SBA have a maturity of ten years and require semi-annual payments of interest. TCPC SBIC will need to generate sufficient cash flow to make required interest payments on the debentures. If TCPC SBIC is unable to meet their financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to TCPC SBIC's assets over our stockholders in the event we liquidate TCPC SBIC or the SBA exercises its remedies under such debentures as the result of a default by us.

The lack of liquidity in substantially all of our investments may adversely affect our business.

        Our investments generally are made and will continue to be made in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will be otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded our investments. Further, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager has material non-public information regarding such portfolio company.

A substantial portion of our portfolio investments may be recorded at fair value as determined in good faith by or under the direction of our board of directors and, as a result, there may be uncertainty regarding the value of our portfolio investments.

        The debt and equity investments that we make for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of our board of directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. Our net asset value could be adversely affected if determinations regarding the fair value of these investments were materially higher than the values ultimately realized upon the disposal of such investments.

We are exposed to risks associated with changes in interest rates.

        General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net investment income. An increase in interest rates could decrease the value of any investments we hold that earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high-yield bonds, and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

        On December 18, 2013, the Federal Reserve announced that it would scale back its bond-buying program, or quantitative easing, which is designed to stimulate the economy and expand the Federal Reserve's holdings of long-term securities until key economic indicators, such as the unemployment rate, show signs of improvement. The Federal Reserve signaled it would reduce its purchases of long-term Treasury bonds and would scale back its purchases of mortgage-backed securities. It is unclear what effect, if any, the incremental reduction in the rate of the Federal Reserve's monthly purchases will have on the economy, market interest rates or the value of our investments. However, it is possible that absent continued quantitative easing by the Federal Reserve, these developments could cause interest rates and borrowing costs to rise, which may negatively affect the economy, including our ability and the ability of our portfolio companies to access the debt markets on favorable terms.

The Advisor may face conflicts in allocating investment opportunities between us and certain other entities that could adversely impact our investment returns.

        The Advisor and its affiliates, employees and associates currently do and in the future may manage other funds and accounts, including for other accounts in which certain holders of our common stock have investments, which we refer to as Other Advisor Accounts. Although our investment policies, fee arrangements and other circumstances may vary from those of Other Advisor Accounts, Other Advisor Accounts may invest in assets that are also eligible for purchase by us. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among us and Other Advisor Accounts. In general, the Advisor and its affiliates will allocate investment opportunities pro rata among us and Other Advisor Accounts (assuming the investment satisfies the objectives of each) based on the amount of committed capital each then has available. The allocation of certain investment opportunities in private placements is subject to independent director approval pursuant to the terms of the co-investment exemptive order applicable to us and described below. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, we may desire to retain an asset at the same time that one or more Other Advisor Accounts desire to sell it or we may not have additional capital to invest at a time Other Advisor Accounts do. When our investment allocations are made on a basis other than pro rata our investment performance may be less favorable when compared to the investment performance of Other Advisor Accounts with respect to those investments. The Advisor and its affiliates intend to allocate investment opportunities to us and Other Advisor Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of ours and the Other Advisor Accounts. See "— Risks related to our operations as a BDC — While our ability to enter into transactions with our affiliates is restricted under the 1940 Act, we have received an exemptive order from the SEC permitting certain affiliated co-investments subject to certain conditions. As a result, the Advisor may face conflicts of interests and investments made pursuant to the exemptive order conditions could in certain circumstances adversely affect the price paid or received by us or the availability or size of the position purchased or sold by us."

        There may be situations in which Other Advisor Accounts and the Company might invest in different securities issued by the same portfolio company. It is possible that if the portfolio company's financial performance and condition deteriorates such that one or both investments are or could be impaired, the Advisor might face a conflict of interest given the difference in seniority of the respective investments. In such situations, the Advisor would review the conflict on a case-by-case basis and implement procedures consistent with its fiduciary duty to enable it to act fairly to the Other Advisor Accounts and the Company under the circumstances. Any steps by the Advisor will take into consideration the interests of each of the affected clients, the circumstances giving rise to the conflict, the procedural efficacy of various methods of addressing the conflict and applicable legal requirements.

        Moreover, the Advisor's investment professionals, its Investment Committee (as defined below), its senior management and employees serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business. Accordingly, these individuals may have obligations to investors in those entities or funds, the fulfillment of which might not be in our best interests or the best interests of our stockholders. In addition, certain of the personnel employed by the Advisor or focused on our business may change in ways that are detrimental to our business.

We have limited operating history as a BDC and, if the Advisor is unable to manage our investments effectively, we may be unable to achieve our investment objective.

        Our ability to achieve our investment objective will depend on our ability to manage our business, which will depend, in turn, on the ability of the Advisor to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result will largely be a function of the Advisor's investment process. Although the Advisor manages closed-end funds with similar restrictions, the 1940 Act imposes numerous constraints on the operations of BDCs. The Advisor's limited experience in operating under these constraints may hinder the Advisor's ability to help us take advantage of attractive investment opportunities and to achieve our investment objectives. For example, BDCs are prohibited from making any nonqualifying investment unless at least 70% of their total assets are primarily in qualifying investments, which are primarily securities of private or thinly-traded U.S. companies (excluding certain financial companies), cash, cash equivalents, U.S. Government securities and other high quality debt investments that mature in one year or less. The Advisor has limited experience investing under these constraints. In addition, the General Partner has limited experience administering a BDC.

The Advisor and its partners, officers, directors, stockholders, members, managers, employees, affiliates and agents may be subject to certain potential or actual conflicts of interest in connection with the activities of, and investments by, us.

        The Advisor and its affiliates may spend substantial time on other business activities, including investment management and advisory activities for entities with the same or overlapping investment objectives, investing for their own account, financial advisory services (including services for entities in which we invest), and acting as directors, officers, creditor committee members or in similar capacities. Subject to the requirements of the 1940 Act and other applicable laws, the Advisor and its affiliates and associates intend to engage in such activities and may receive compensation from third parties for their services. Subject to the same requirements, such compensation may be payable by entities in which we invest in connection with actual or contemplated investments, and the Advisor may receive fees and other compensation in connection with structuring investments which they will share.

        The Advisor's management fee is based on a percentage of our total assets (other than cash or cash equivalents) and the Advisor may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur additional debt to increase management fees paid and to recoup the Advisor's payment of half of the sales load in connection with our initial public offering in April 2012.

Our incentive compensation may induce the Advisor to make certain investments, including speculative investments.

        The incentive compensation payable by us to the Advisor and the General Partner may create an incentive for the Advisor to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive compensation payable to the Advisor is determined may encourage the Advisor to increase the use of leverage or take additional risk to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in the offerings pursuant to this prospectus and any related prospectus supplement, or of securities convertible into our common stock or warrants representing rights to purchase our common stock or securities convertible into our common stock. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to certain of our debt investments and may accordingly result in a substantial increase in the amount of incentive compensation payable to the Advisor with respect to our cumulative investment income. Although the incentive compensation payable to the General Partner or the Advisor is subject to a total return limitation, the Advisor may have some ability to accelerate the realization of gains to obtain incentive compensation earlier than it otherwise would when it may be in our best interests to not yet realize gains. Our directors monitor our use of leverage and the Advisor's management of our investment program including our use of leverage, to ensure that such activities are conducted in a manner consistent with the best interests of our common stockholders.

        We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, we will bear our ratable share of any such investment company's expenses, including management and performance fees. We will also remain obligated to pay management and incentive compensation to the Advisor with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our common stockholders will bear his or her share of our management and incentive compensation as well as indirectly bear the management and performance fees and other expenses of any investment companies in which we invest.

We may be obligated to pay the Advisor incentive compensation payments in excess of the amounts we would have paid if such compensation was subject to clawback arrangements.

        The Advisor or the General Partner is entitled to incentive compensation for each fiscal quarter after January 1, 2013 in an amount equal to a percentage of our ordinary income (before deducting incentive compensation) since that date and, separately, a percentage of our realized capital gains (net of realized capital losses and unrealized depreciation) since that date, in each case subject to a cumulative total return requirement. If we pay incentive compensation and thereafter experience additional realized capital losses or unrealized capital depreciation such that we would no longer have been required to provide incentive compensation, we will not be able to recover any portion of the incentive compensation previously paid or distributed because our incentive compensation arrangements do not contain any clawback provisions. As a result, the incentive compensation could exceed 20% of our cumulative total return, depending on the timing of unrealized appreciation, net unrealized depreciation and net realized capital losses. For example, part of the incentive compensation payable or distributable by us that relates to our ordinary income is computed on income that may include interest that has been accrued (in some cases at an increasing rate) but not yet received in cash. If a portfolio company defaults on a loan, it is possible that accrued interest previously used in the calculation of the incentive compensation will become uncollectible. Similarly, the income component is measured against a total return limitation that includes unrealized gains. Such gains may not be realized or may be realized at a lower amount. Consequently, we may have paid incentive compensation on income in circumstances where we otherwise would not have done so and with respect to which we do not have a clawback right against the Advisor or the General Partner.

The General Partner may have certain interests that conflict with the interests of the board of directors in the governance of the Operating Company.

        The General Partner, an affiliate of the Advisor, is responsible for the day-to-day operations of the Operating Company subject to the general supervision of the board of directors including various significant matters such as the issuance of additional classes of securities of the Operating Company and the determination of the timing and amounts of distributions payable by the Operating Company. The decisions of the General Partner with respect to these and other matters may be subject to various conflicts of interest arising out of its relationship with us and its affiliates. The General Partner could be confronted with decisions where it will, directly or indirectly, have an economic incentive to place its interests or the interests of its affiliates above ours.

The procedures for the appointment and removal of directors from the board of directors of the Operating Company differ from those of the Holding Company, which may result in the boards of directors of the Operating Company and the Holding Company consisting of different members.

        The procedures for the appointment and removal of directors from the board of directors of the Operating Company differ from those of the Holding Company, which may result in the boards of directors of the Operating Company and the Holding Company consisting of different members. If the boards of directors of the Operating Company and the Holding Company consist of different members, the objectives of the boards of directors may differ and decisions regarding the management of the Operating Company may adversely affect the Holding Company.

We are dependent upon senior management personnel of the Advisor for our future success, and if the Advisor is unable to retain qualified personnel or if the Advisor loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.

        The success of the Company is highly dependent on the financial and managerial expertise of the Advisor. The loss of one or more of the voting members of the Investment Committee could have a material adverse effect on the performance of the Company. Although the Advisor and the voting members of the Investment Committee devote a significant amount of their respective efforts to the Company, they actively manage investments for other clients and are not required to (and will not) devote all of their time to the Company's affairs.

The Advisor or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

        The Advisor's investment professionals, Investment Committee or their respective affiliates may serve as directors of, or in a similar capacity with, companies in which we invest. In the event that material non-public information is obtained with respect to such companies, or we became subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us and, consequently, your interests as a stockholder.

The Advisor can resign on 60 days' notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

        The Advisor has the right, under our investment management agreement, to resign at any time upon not more than 60 days' written notice, whether we have found a replacement or not. If the Advisor resigns, we may not be able to find a new investment advisor or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Advisor and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

We may experience fluctuations in our periodic operating results.

        We could experience fluctuations in our periodic operating results due to a number of factors, including the interest rates payable on the debt securities we acquire, the default rate on such securities, the level of our expenses (including the interest rates payable on our borrowings), the dividend rates payable on preferred stock we issue, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

If we fail to maintain our status as a business development company, our business and operating flexibility could be significantly reduced.

        We qualify as business development companies under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of business development companies. For example, BDCs are prohibited from making any unqualifying investments unless at least 70% of their total assets are invested in qualifying investments which are primarily securities of private or thinly-traded U.S. companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, any such failure could cause an event of default under the Leverage Program, which could have a materially adverse effect on our business, financial conditions or results of operations. See "Regulation." Such a failure could also have adverse tax consequences. See "U.S. Federal Income Tax Matters — Failure to Qualify as a RIC."

Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will continue to need additional capital to finance growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

        In order for the Holding Company to qualify for the tax benefits available to RICs and to avoid payment of excise taxes, we intend to distribute to our stockholders substantially all of our annual taxable income, except that we may retain certain net capital gains for reinvestment in common interests of the Operating Company, and treat such amounts as deemed distributions to our stockholders. If we elect to treat any amounts as deemed distributions, we must pay income taxes at the corporate rate on such deemed distributions on behalf of our stockholders and our stockholders will receive a tax credit for such amounts and an increase in basis. A stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. As a result of these requirements, we will likely need to raise capital from other sources to grow our business. Unfavorable economic or capital market conditions may increase our funding costs, limit our access to the capital markets or could result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

        As a BDC, we are not able to incur senior securities unless after giving effect thereto we meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of our borrowings and any outstanding preferred interests, of at least 200%. These requirements limit the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, these limitations may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. While we expect we will be able to borrow and to issue additional debt securities and expect that we will be able to issue additional equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a business development company, we generally will not be permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities and our net asset value or common stock price could decline.

The highly competitive market in which we operate may limit our investment opportunities.

        A number of entities compete with us to make the types of investments that we make. We compete with other BDCs, other SBICs, public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities now invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities intensified over the past several years and may intensify further in the future. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions and valuation requirements that the 1940 Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this existing and potentially increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

        We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer.

        We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on better terms to our portfolio companies than what we may have originally anticipated, which may impact our return on these investments.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval.

        Our board of directors has the authority to modify or waive our operating policies and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results or value of our stock. Nevertheless, the effects could adversely affect our business and impact our ability to make distributions and cause you to lose all or part of your investment.

Risks related to our investments

We cannot assure you that we will be able to successfully deploy the proceeds of offerings within the timeframe we have contemplated.

        We currently anticipate that a portion of the net proceeds of future offerings will be invested in accordance with our investment objective within six to twelve months following completion of any such offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy in that timeframe that portion of net proceeds of such future offerings. To the extent we are unable to invest within our contemplated timeframe after the completion of an offering, our investment income, and in turn our results of operations, will likely be adversely affected.

We have not yet identified the portfolio company investments we intend to acquire using the proceeds of the offerings.

        We have not yet identified the potential investments for our portfolio that we will purchase following the future offerings pursuant to this prospectus and any related prospectus supplement. The Advisor will select our investments subsequent to the closing of any such offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our Securities.

Our investments may be risky, and you could lose all or part of your investment.

        We invest primarily in middle-market companies primarily through leveraged loans.

        Risks Associated with middle-market companies.    Investing in private middle-market companies involves a number of significant risks, including:

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  these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral;

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  they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the portfolio company and, in turn, on us;

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  they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

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  our executive officers, directors and the Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies;

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  changes in laws and regulations, as well as their interpretations, may adversely affect their respective businesses, financial structures or prospects; and

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  they may have difficulty accessing the capital markets to meet future capital needs.

        Little public information exists about private middle-market companies, and we expect to rely on the Advisor's investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information are not subject to the Sarbanes-Oxley Act of 2002 and other rules that govern disclosures and financial controls of public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investment.

        Lower Credit Quality Obligations.    Most of our debt investments are likely to be in lower grade obligations. The lower grade investments in which we invest may be rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment or may be unrated but determined by the Advisor to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. The debt that we invest in typically is not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB–" by Fitch Ratings or lower than "BBB–" by Standard & Poor's). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

        Investment in lower grade investments involves a substantial risk of loss. Lower grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower grade debt tend to be very volatile and are less liquid than investment grade securities. For these reasons, your investment in our company is subject to the following specific risks:

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  increased price sensitivity to a deteriorating economic environment;

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  greater risk of loss due to default or declining credit quality;

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  adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

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  if a negative perception of the lower grade debt market develops, the price and liquidity of lower grade securities may be depressed. This negative perception could last for a significant period of time.

        Adverse changes in economic conditions are more likely to lead to a weakened capacity of a lower grade issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of lower grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used lower grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries could adversely affect the ability of lower grade issuers in that industry to meet their obligations. The market values of lower grade debt tend to reflect individual developments of the issuer to a greater extent than do higher quality investments, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower grade debt may have an adverse effect on our net asset value and the market value of our common stock. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment of principal of or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

        The secondary market for lower grade debt is unlikely to be as liquid as the secondary market for more highly rated debt, a factor which may have an adverse effect on our ability to dispose of a particular instrument. There are fewer dealers in the market for lower grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade debt could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become highly illiquid. As a result, we could find it more difficult to sell these instruments or may be able to sell the securities only at prices lower than if such instruments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating our net asset value.

        Since investors generally perceive that there are greater risks associated with lower grade debt of the type in which we may invest a portion of our assets, the yields and prices of such debt may tend to fluctuate more than those for higher rated instruments. In the lower quality segments of the fixed income markets, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the income securities market, resulting in greater yield and price volatility.

        Distressed Debt Securities Risk.    At times, distressed debt obligations may not produce income and may require us to bear certain extraordinary expenses (including legal, accounting, valuation and transaction expenses) in order to protect and recover our investment. Therefore, our ability to achieve current income for our stockholders may be diminished. We also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt we invest in will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt we hold, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by us upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of our participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, we may be restricted from disposing of such securities.

        Payment-in-kind Interest Risk and Original Issue Discount.    Our loans may contain a payment-in-kind, or PIK, interest provision or may be issued with original issue discount (OID). PIK and OID investments may carry additional risk as interest earned on these types of securities is deferred in whole or in part. Generally, investments with material amounts of deferred interest may reflect an increased credit risk if, for example, the deferral of PIK interest increases the loan-to-value ratio. If the issuer defaults, the Company may obtain no return or a reduced return on its investment. PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income, whereas in OID the issuer pays cash interest on the full principal amount which results in the OID being amortized over the term of the loan. To avoid the imposition of corporate-level tax on us, these non-cash sources of income need to be paid out to stockholders in cash distributions or, in the event that we determine to do so and in certain cases, in shares of our common stock, even though we may have not yet collected and may never collect the cash relating to the PIK or OID interest.

        Preferred Stock Risk.    To the extent we invest in preferred securities, there are special risks, including:

          Deferral.     Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes although we have not yet received such income.

          Subordination.    Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

          Liquidity.     Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

          Limited Voting Rights.     Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

        Equity Security Risk.    We may have exposure to equity securities. Although equity securities have historically generated higher average total returns than fixed-income securities over the long term, equity securities also have experienced significantly more volatility in those returns. The equity securities that we acquire may fail to appreciate and may decline in value or become worthless.

        Hedging Transactions.    We may employ hedging techniques to minimize currency exchange rate risks or interest rate risks, but we can offer no assurance that such strategies will be effective. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Additionally, engaging in certain hedging transactions could result in adverse tax consequences, e.g. giving rise to income that does not qualify for the 90% annual gross income requirement applicable to RICs.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

        Over the past several years, the U.S. had been in a prolonged recessionary period followed by slower than historical rates of GDP growth, and it may return to a recessionary period or remain in a period of slow growth. Many other economies are currently in or slowly emerging from a prolonged recessionary period. Although these conditions have ameliorated to some extent, they could continue for a prolonged period of time or worsen in the future. In addition, several EU countries continue to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we or one of our affiliates may have structured our interest in such portfolio company as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding as equity and subordinate all or a portion of our claim to claims of other creditors.

We may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

        We do not generally intend to take controlling equity positions in our portfolio companies. To the extent that we do not hold a controlling equity interest in a portfolio company, we are subject to the risk that such portfolio company may make business decisions with which we disagree, and the stockholders and management of such portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

        In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

        The portfolio companies we invest in usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

        Additionally, certain loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company's remaining assets, if any.

        The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

        We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies' collateral, if any, will secure the portfolio company's obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors' claims against the portfolio company's remaining assets, if any.

Our portfolio companies may prepay loans, which prepayment may reduce stated yields in the future if capital returned cannot be invested in transactions with equal or greater expected yields.

        Certain of the loans we make are prepayable at any time, some of them of them at no premium to par. We cannot predict when such loans may be prepaid. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that permit such company to replace existing financing with less expensive capital. As market conditions change frequently, it is unknown when, and if, this may be possible for each portfolio company. In the case of some of these loans, having the loan prepaid early may reduce the achievable yield for the Company in the future below the current yield disclosed for our portfolio if the capital returned cannot be invested in transactions with equal or greater expected yields.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

        Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as "follow-on" investments in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our initial investment.

        We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. Our failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make such follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, because we are inhibited by compliance with BDC requirements or because we desire to maintain our tax status.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

        Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies in order to provide diversification or to complement our U.S. investments, although we are required generally to invest at least 70% of our assets in companies organized and having their principal place of business within the U.S. and its possessions. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. These risks may be more pronounced for portfolio companies located or operating primarily in emerging markets, whose economies, markets and legal systems may be less developed.

        Although it is anticipated that most of our investments will be denominated in U.S. dollars, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective. As a result, a change in currency exchange rates may adversely affect our profitability.

Risks related to our operations as a BDC

While our ability to enter into transactions with our affiliates is restricted under the 1940 Act, we have received an exemptive order from the SEC permitting certain affiliated co-investments subject to certain conditions. As a result, the Advisor may face conflicts of interests and investments made pursuant to the exemptive order conditions could in certain circumstances adversely affect the price paid or received by us or the availability or size of the position purchased or sold by us.

        Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities or is managed by the Advisor will generally be our affiliate for purposes of the 1940 Act and we are generally prohibited from participating in certain transactions such as co-investing with, or buying or selling any security from or to, such affiliate, absent the prior approval of our independent directors and, in some cases, of the SEC. However, the Advisor and the funds managed by the Advisor have received an exemption from certain SEC regulations prohibiting transactions with affiliates. The exemptive order requires that certain procedures be followed prior to making an investment subject to the order and such procedures could in certain circumstances adversely affect the price paid or received by us or the availability or size of the position purchased or sold by us. The Advisor may also face conflicts of interest in making investments pursuant to the exemptive order. See "Management of the Company — Exemptive Order" and "— Risks related to our business — We have limited operating history as a BDC, and if the Advisor is unable to manage our investments effectively, we may be unable to achieve our investment objective. In addition, the Advisor may face conflicts in allocating investment opportunities between us and certain other entities that could impact our investment returns."

        The 1940 Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities and from or to certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC (other than certain limited situations pursuant to current regulatory guidance). The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances relating to the particular transaction. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

Regulations governing our operation as a BDC may limit our ability to, and the way in which we, raise additional capital, which could have a material adverse impact on our liquidity, financial condition and results of operations.

        Our business may in the future require a substantial amount of capital in addition to the proceeds of these offerings. We may acquire additional capital from the issuance of additional shares of our common stock or from the additional issuance of senior securities (including debt and preferred stock). However, we may not be able to raise additional capital in the future on favorable terms or at all.

        Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. If our common stock trades at a discount to net asset value, those restrictions could adversely affect our ability to raise equity capital. Except in connection with the exercise of warrants or the conversion of convertible securities, in any such case the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities at the relevant time. We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to the requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and such stockholders may experience dilution.

        We may only issue senior securities up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. If our assets decline in value and we fail to satisfy this test or any stricter test under the terms of our leverage instruments, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales or repayment may be disadvantageous, which could have a material adverse impact on our liquidity, financial condition and results of operations.

        We are seeking exemptive relief from the SEC to permit us to exclude the debt of TCPC SBIC guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. If we receive the exemptive relief, we will have the ability to incur leverage in excess of the amounts set forth in the 1940 Act.

Changes in the laws or regulations governing our business or the business of our portfolio companies, or changes in the interpretations thereof or newly enacted legislation and regulations, and any failure by us or our portfolio companies to comply with these laws or regulations, could have a material adverse effect on our business, results of operations or financial condition of us or our portfolio companies.

        We are subject to changing rules and regulations of federal and state governments, as well as the stock exchange in which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC, the SBA and The Nasdaq Global Select Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations. Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, SBICs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and may be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

        In addition, any change to the SBA's current debenture SBIC program could have a significant impact on our ability to obtain lower-cost leverage, through TCPC SBIC, and therefore, our ability to compete with other finance companies.

If we do not invest a sufficient portion of our assets in qualifying assets, we could be precluded from investing in certain assets or could be required to dispose of certain assets, which could have a material adverse effect on our business, financial condition and results of operations.

        As a BDC, we are prohibited from acquiring any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. As of December 31, 2013, approximately $100.4 million, or approximately 12.6%, of our total assets were not "qualifying assets." If we do not invest a sufficient portion of our assets in qualifying assets, we will be prohibited from investing in additional non-qualifying assets, which could have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inopportune times in order to come into compliance with the 1940 Act. If we need to dispose of these investments quickly, it may be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if a buyer is found, we may have to sell the investments at a substantial loss.

We will be subject to corporate-level U.S. federal income tax on all of our income if we are unable to qualify as a RIC under the Code, which would have a material adverse effect on our financial performance.

        Although we are currently qualified as a RIC, no assurance can be given that we will be able to maintain RIC status. To maintain RIC status and be relieved of U.S. federal income taxes on income and gains distributed to its stockholders, we generally must meet the annual distribution, source-of-income and asset diversification requirements described below. In addition, our Leverage Program prohibits us from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or the Leverage Program.

        To qualify as a RIC under the Code, we generally must meet certain source-of-income, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and net short-term capital gain in excess of net long-term capital loss, if any, to our stockholders. Since we use debt financing and have Preferred Interests outstanding, we are subject to certain asset coverage ratio requirements and other financial covenants under the terms of the Leverage Program, and we are, in some circumstances, also subject to similar requirements under the 1940 Act. The requirements could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we generally must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because we anticipate that most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses.

        If we fail to qualify as a RIC for any reason and become subject to corporate-level income tax, the resulting corporate-level income taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. For additional discussion regarding the tax implications of a RIC, see "U.S. Federal Income Tax Matters."

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

        For U.S. federal income tax purposes, we may include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or PIK interest, which represents contractual interest added to the loan balance and due in the future, often only at the end of the loan. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of PIK arrangements are generally included in our taxable income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash.

        Since we may recognize taxable income before or without receiving cash representing such income, if we invest to a substantial extent in non-cash paying debt instruments we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and net short-term capital gain in excess of net long-term capital loss, if any, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements.

There is a risk that you may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

        We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

        Under current SEC rules, we are required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and related rules and regulations of the SEC. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we are incurring additional expenses that may negatively impact our financial performance and our ability to make distributions. This process results in a diversion of management's time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our common stock may be adversely affected.

Risks relating to the offerings pursuant to this prospectus

We may use proceeds of future offerings in a way with which you may not agree.

        We will have significant flexibility in applying the proceeds of the offerings and may use the net proceeds from the offerings in ways with which you may not agree, or for purposes other than those contemplated at the time of such offerings. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of future offerings. Our ability to achieve our investment objective may be limited to the extent that net proceeds of such offerings, pending full investment, are used to pay expenses rather than to make investments.

If we incur additional leverage, it will increase the risk of investing in shares of our common stock.

        The Company has indebtedness and the Preferred Interests outstanding pursuant to the Leverage Program and expects, in the future, to borrow additional amounts under the Revolving Facilities and may increase the size of the Revolving Facilities or enter into other borrowing arrangements. The Company's portfolio must experience an annual return of 0.67% in order to cover annual interest and dividend payments under the Leverage Program as of December 31, 2013.

        Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses and preferred dividends. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation is based on our level of leverage at December 31, 2013, which represented borrowings and preferred stock equal to 28.5% of our total assets. On such date, we also had $803.3 million in total assets; an average cost of funds of 1.38%; $229.0 million aggregate principal amount of debt and liquidation preference of the Preferred Interests outstanding; and $552.3 million of total net assets. In order to compute the "Corresponding Return to Common Stockholders," the "Assumed Return on Portfolio (Net of Expenses Other than Interest)" is multiplied by the total value of our investment portfolio at December 31, 2013 to obtain an assumed return to us. From this amount, the interest expense and preferred dividends calculated by multiplying the blended interest and dividend rate of 1.38% by the $229.0 million of debt and preferred stock is subtracted to determine the return available to common stockholders. The return available to common stockholders is then divided by the total value of our net assets at December 31, 2013 to determine the "Corresponding Return to Common Stockholders." Actual interest payments and preferred dividends may be different.

Assumed Return on Portfolio (Net of Expenses Other than Interest and Preferred Dividends)	–10%	–5%	0%	5%	10%
Corresponding Return to Common Stockholders	–14%	–8%	–1%	6%	13

        The assumed portfolio return in the table is based on SEC regulations and is not a prediction of, and does not represent, our projected or actual performance. The table also assumes that we will maintain a constant level of leverage. The amount of leverage that we use will vary from time to time.

Our most recent NAV was calculated as of March 31, 2014 and our NAV when calculated as of any date thereafter may be higher or lower.

        Our most recent NAV per share is $15.32 determined by us as of March 31, 2014. NAV per share as of June 30, 2014, may be higher or lower than $15.32 based on potential changes in valuations, issuances of securities and earnings for the quarter then ended. Our board of directors has not yet approved the fair value of portfolio investments as of any date subsequent to March 31, 2014. Our board of directors approves in good faith the fair value of our portfolio investments on a quarterly basis in connection with the preparation of quarterly financial statements and based on input from independent valuation firms, the Advisor, the Administrator and the audit committee of our board of directors.

Shares of our common stock may trade at a discount to our net asset value per share.

        Common stock of BDCs, like that of closed-end investment companies, frequently trades at a discount to current net asset value, which could adversely affect the ability to raise capital. In the past, shares of our common stock have traded at a discount to our net asset value. The risk that shares of our common stock may continue to trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline.

If we sell shares of our common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

        The issuance or sale by us of shares of our common stock at a discount to net asset value poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares of common stock at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares of common stock if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades. For additional information and hypothetical examples of these risks, see "Sales of Common Stock Below Net Asset Value" and the prospectus supplement pursuant to which such sale is made.

Your interest in us may be diluted if you do not fully acquire your proportionate share of any warrants, options or other rights to subscribe for, convert to, or purchase our common stock that we sell. In addition, in such circumstances, if the price at which we sell such warrants, options or other rights to subscribe for, convert to, or purchase our common stock, together with the exercise price, is less than our net asset value per share, then you will experience dilution of the net asset value of your shares.

        We received authority from our stockholders at our 2013 annual meeting to issue warrants, options or other rights to subscribe for, convert to, or purchase shares of our common stock, which may include convertible preferred stock and convertible debentures. In the event we issue warrants, options or other rights to subscribe for, convert into, or purchase our common stock, stockholders who do not exercise such rights will own a smaller proportional interest in us than would otherwise be the case, thereby diluting the proportionate ownership interest and voting power of such stockholder. We cannot state precisely the amount of any such dilution in share ownership or voting power because we have no current intention of making any such offering and do not know at this time the terms or amount of such rights. The amount of dilution that a stockholder will experience could be substantial and the market price and net asset value per share of our common stock could be adversely affected. Our common stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

        In addition, if the price at which we sell such warrants, options or other rights to subscribe for, convert to, or purchase our common stock, together with the exercise price, is less than the net asset value per share of our common stock, then our stockholders who do not acquire their proportionate share of such rights will experience dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any such decrease in net asset value is not predictable because it is not known at this time what the price of the warrants, options or other rights to subscribe for, convert into, or purchase our common stock and net asset value per share will be.

Our common stock price may be volatile and may fluctuate substantially.

        As with any stock, the price of our common stock will fluctuate with market conditions and other factors. If you sell shares, the price received may be more or less than the original investment. Net asset value will be reduced immediately following our offering by the amount of the sales load and selling expenses paid by us. At our 2014 annual meeting of stockholders held on May 15, 2014, our stockholders approved our ability, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, to sell shares of our common stock at any level of discount from net asset value per share during the 12 month period following the date of the meeting. It should be noted that, theoretically, we may offer up to 25% of our then outstanding common stock each day. Our common stock is intended for long-term investors and should not be treated as a trading vehicle. Shares of BDCs and closed-end management investment companies, which are structured similarly to us, frequently trade at a discount from their net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock will trade at, above or below net asset value. This risk of loss associated with this characteristic of BDCs and closed-end management investment companies may be greater for investors who sell their shares in a relatively short period of time after completion of an offering.

The market price of our Securities may fluctuate significantly.

        The market price and liquidity of the market for our Securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of BDCs or other companies in the sector in which we operate, which are not necessarily related to the operating performance of these companies;

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  price and volume fluctuations in the overall stock market from time to time;

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  changes in law, regulatory policies or tax guidelines, particularly with respect to SBICs, RICs or BDCs;

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  our loss of RIC status or TCPC SBIC's loss of SBIC status;

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  changes in earnings or variations in operating results;

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  changes in the value of our portfolio of investments;

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  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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  departure of key personnel from the Advisor;

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  operating performance of companies comparable to us;

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  short-selling pressure with respect to shares of our common stock or BDCs generally;

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  future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities;

  •
  uncertainty surrounding the strength of the U.S. economic recovery;

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  general economic trends and other external factors; and

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  loss of a major funding source.

Our credit ratings may not reflect all risks of an investment in our debt securities.

        Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities. Our debt securities may be rated by a nationally recognized statistical rating organization.

Senior securities, including debt, expose us to additional risks, including the typical risks associated with leverage and could adversely affect our business, financial condition and results of operations.

        We currently use our Revolving Facility to leverage our portfolio and we expect in the future to borrow from and issue senior debt securities to banks and other lenders.

        With certain limited exceptions, as a BDC, we are only allowed to borrow amounts or otherwise issue senior securities such that our asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing or other issuance. The amount of leverage that we employ will depend on the Advisor's and our Board of Directors' assessment of market conditions and other factors at the time of any proposed borrowing. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for stockholders, any of which could adversely affect our business, financial condition and results of operations, including the following:

  •
  A likelihood of greater volatility in the net asset value and market price of our common stock;

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  Diminished operating flexibility as a result of asset coverage or investment portfolio composition requirements required by lenders or investors that are more stringent than those imposed by the 1940 Act;

  •
  The possibility that investments will have to be liquidated at less than full value or at inopportune times to comply with debt covenants or to pay interest or dividends on the leverage;

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  Increased operating expenses due to the cost of leverage, including issuance and servicing costs;

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  Convertible or exchangeable securities may have rights, preferences and privileges more favorable than those of our common stock;

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  Subordination to lenders' superior claims on our assets as a result of which lenders will be able to receive proceeds available in the case of our liquidation before any proceeds will be distributed to our stockholders;

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  Increased difficulty for us to meet our payment and other obligations under our outstanding debt;

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  The occurrence of an event of default if we fail to comply with the financial and/or other restrictive covenants contained in our debt agreements, including the Credit Agreements, which event of default could result in all or some of our debt becoming immediately due and payable;

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  Reduced availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

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  The risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our Leverage Program; and

  •
  Reduced flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

        For example, the amount we may borrow under our Revolving Facilities is determined, in part, by the fair value of our investments. If the fair value of our investments declines, we may be forced to sell investments at a loss to maintain compliance with our borrowing limits. Other debt facilities we may enter into in the future may contain similar provisions. Any such forced sales would reduce our net asset value and also make it difficult for the net asset value to recover. The Advisor and our Board of Directors in their best judgment nevertheless may determine to use leverage if they expect that the benefits to our stockholders of maintaining the leveraged position will outweigh the risks.

        In addition, our ability to meet our payment and other obligations of the Leverage Program depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our existing credit facilities or otherwise, in an amount sufficient to enable us to meet our payment obligations any debt we may issue and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under any debt we may issue.

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

        Preferred stock, such as the Preferred Interests, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

Holders of any preferred stock we might issue would have the right to elect members of the board of directors and class voting rights on certain matters.

        Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of the board of directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. Holders of the Operating Company's currently outstanding Preferred Interests may elect two board members of the Operating Company. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies or the terms of our credit facilities, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

The trading market or market value of any publicly issued debt securities that we may issue may fluctuate.

        If we issued public debt securities, such debt securities may or may not have an established trading market. We cannot assure any future noteholders that a trading market for any publicly issued debt securities we may issue will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

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  the time remaining to the maturity of these debt securities;

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  the outstanding principal amount of debt securities with terms identical to these debt securities;

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  the ratings assigned by national statistical ratings agencies;

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  the general economic environment;

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  the supply of debt securities trading in the secondary market, if any;

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  the redemption or repayment features, if any, of these debt securities;

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  the level, direction and volatility of market interest rates generally; and

  •
  market rates of interest higher or lower than rates borne by the debt securities.

        Our potential noteholders should also be aware that there may be a limited number of buyers when they decide to sell their debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect our noteholders return on any debt securities that we may issue.

        If our noteholders' debt securities are redeemable at our option, we may choose to redeem their debt securities at times when prevailing interest rates are lower than the interest rate paid on their debt securities. In addition, if our noteholders' debt securities are subject to mandatory redemption, we may be required to redeem their debt securities also at times when prevailing interest rates are lower than the interest rate paid on their debt securities. In this circumstance, our noteholders may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as their debt securities being redeemed.

There is a risk that investors in our common stock may not receive dividends or that our dividends may not grow over time and investors in our debt securities may not receive all of the interest income to which they are entitled.

        We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we declare a dividend and if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments.

        In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution.

        The above-referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of our debt, which may cause a default under the terms of our debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt agreements.

Investing in our Securities may involve a high degree of risk and is highly speculative.

        The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with low risk tolerance.

Common stockholders may experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

        Our dividends are generally declared in cash and stockholders must "opt in" to our dividend reinvestment plan if they want such shares to be automatically reinvested in shares of our common stock. As a result, our stockholders that do not opt in to our dividend reinvestment plan will experience dilution to their ownership percentage of our common stock over time.

Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws and certain aspects of our structure could deter takeover attempts and have an adverse impact on the price of our common stock.

        The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock.

        For example, to convert us to a closed-end or open-end investment company, to merge or consolidate us with any entity or sell all or substantially all of our assets to any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as are provided in our certificate of incorporation or to liquidate and dissolve us other than in connection with a qualifying merger, consolidation or sale of assets or to amend certain of the provisions relating to these matters, our certificate of incorporation requires either (i) the favorable vote of a majority of our continuing directors followed by the favorable vote of the holders of a majority of our then outstanding shares of each affected class or series of our shares, voting separately as a class or series or (ii) the favorable vote of at least 80% of the then outstanding shares of our capital stock, voting together as a single class.

        In addition, the board of directors of the Operating Company is appointed by different procedures than the board of the Holding Company, which could lead to the boards of directors of the Operating Company and the Holding Company having different compositions. Such a difference in composition may further hinder or delay an acquisition proposal.

Our stockholders may receive shares of our common stock as dividends, which could result in adverse tax consequences to stockholders.

        In order to satisfy the annual distribution requirement applicable to RICs, we have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution would be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder would be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of our common stock.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

        Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Future transactions and these offerings may limit our ability to use our capital loss carryforwards.

        We have capital loss carryforwards for U.S. federal income tax purposes. Subject to certain limitations, capital loss carryforwards may be used to offset future recognized capital gains. Section 382 of the Code imposes an annual limitation on the ability of a corporation, including a RIC, that undergoes an "ownership change" to use its capital loss carryforwards. Generally, an ownership change occurs if certain five percent shareholders and public groups increase their ownership in us by 50 percent or more during a three-year period. We do not expect that the offerings will result in an ownership change for Section 382 purposes. However, the offerings will make it more likely that future transactions involving our common stock, including transfers by existing shareholders, could result in such an ownership change. Accordingly, there can be no assurance that an ownership change limiting our ability to use our capital loss carryforwards (and built-in, unrecognized losses, if any) will not occur in the future. Such a limitation would, for any given year, have the effect of potentially increasing the amount of our U.S. federal net capital gains for such year and, hence, the amount of capital gains dividends we would need to distribute to remain a RIC and to avoid U.S. income and excise tax liability.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        In addition to factors previously identified elsewhere in this prospectus, including the "Risks" section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

  •
  the introduction, withdrawal, success and timing of business initiatives and strategies;

  •
  changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

  •
  the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

  •
  the relative and absolute investment performance and operations of the Advisor;

  •
  the impact of increased competition;

  •
  the impact of future acquisitions and divestitures;

  •
  the unfavorable resolution of legal proceedings;

  •
  our business prospects and the financial condition and prospects of our portfolio companies;

  •
  the adequacy of our cash resources and working capital;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies;

  •
  the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us, the Advisor or our portfolio companies;

  •
  the ability of the Advisor to identify suitable investments for us and to monitor and administer our investments;

  •
  our contractual arrangements and relationships with third parties;

  •
  any future financings and investments by us;

  •
  the ability of the Advisor to attract and retain highly talented professionals;

  •
  fluctuations in interest rates or foreign currency exchange rates; and

  •
  the impact of changes to tax legislation and, generally, our tax position.

        This prospectus contains, and other statements that we may make may contain, forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as "trend," "opportunity," "pipeline," "believe," "comfortable," "expect," "anticipate," "current," "intention," "estimate," "position," "assume," "potential," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve" and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" or similar expressions.

        Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act or Section 21E of the Securities Exchange Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

USE OF PROCEEDS

        Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from any offering to repay amounts outstanding under the Revolving Facilities, if any, (which will increase the funds under the Revolving Facilities available to us to make additional investments in portfolio companies) and to make investments in portfolio companies in accordance with our investment objective and for other general corporate purposes, including payment of operating expenses. We anticipate that substantially all of such remainder of the net proceeds of an offering will be invested in accordance with our investment objective within six to twelve months following completion of such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace.

        As of June 26, 2014, we had $20.0 million outstanding under the Operating Company Facility, with advances generally bearing interest at LIBOR plus 0.44% per annum, subject to certain limitations. The Operating Company Facility matures July 31, 2016.

        As of June 26, 2014, we had $100.0 million outstanding under the TCPC Funding Facility, with advances generally bearing interest at LIBOR plus 2.50% per annum, subject to certain limitations. The TCPC Funding Facility matures on May 15, 2017, subject to extension by the lender at our request.

        Pending investments in portfolio companies by the Company, the Company will invest the remaining net proceeds of an offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less. These securities may have lower yields than our other investments and accordingly may result in lower distributions, if any, during such period. See "Regulation — Temporary Investments" and "Management of the Company — Investment Management Agreements."

SENIOR SECURITIES

        Information about our senior securities is shown in the following table as of the end of each fiscal year ended since the Company commenced operations. The senior securities table below has been audited by our independent registered public accounting firm.

Class and Year	Total Amount Outstanding(4)	Asset Coverage Per Unit(5)	Involuntary Liquidating Preference Per Unit(6)	Average Market Value Per Unit(7)
Operating Company Facility(1)
Fiscal 2013	$45,000	$8,176	$—	N/A
Fiscal 2012	74,000	7,077	—	N/A
Fiscal 2011	29,000	13,803	—	N/A
Fiscal 2010	50,000	8,958	—	N/A
Fiscal 2009	75,000	5,893	—	N/A
Fiscal 2008	34,000	10,525	—	N/A
Fiscal 2007	207,000	3,534	—	N/A
Preferred Interests(2)
Fiscal 2013	$134,000	$68,125	$20,075	N/A
Fiscal 2012	134,000	50,475	20,079	N/A
Fiscal 2011	134,000	49,251	20,070	N/A
Fiscal 2010	134,000	48,770	20,056	N/A
Fiscal 2009	134,000	42,350	20,055	N/A
Fiscal 2008	134,000	42,343	20,175	N/A
Fiscal 2007	134,000	43,443	20,289	N/A
TCPC Funding Facility(3)
Fiscal 2013	$50,000	$8,176	$—	N/A

(1)
The Operating Company entered into the Operating Company Facility, pursuant to which amounts may currently be drawn up to $116 million. The Operating Company Facility matures July 31, 2016.

(2)
At December 31, 2013, the Operating Company had 6,700 Preferred Interests issued and outstanding with a liquidation preference of $20,000 per interest. The Preferred Interests will be subject to mandatory redemption on July 31, 2016.

(3)
TCPC Funding entered into the TCPC Funding Facility, pursuant to which amounts may currently be drawn up to $200 million. The TCPC Funding Facility matures on May 15, 2017, subject to extension by the lender at our request.

(4)
Total amount of each class of senior securities outstanding at the end of the period presented (in 000's).

(5)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. For the Revolving Facilities, the asset coverage ratio with respect to indebtedness is multiplied by $1,000 to determine the Asset Coverage Per Unit. The asset coverage ratio for the Preferred Interests is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by the sum of senior securities representing indebtedness and the liquidation preference of the Preferred Interests. For the Preferred Interests, the asset coverage ratio with respect to the Preferred Interests is multiplied by their liquidation value of $20,000 plus accrued dividends to determine the Asset Coverage Per Unit.

(6)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The "—" in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(7)
Not applicable because our senior securities are not registered for public trading.

        The above table does not include the $108 million aggregate principal amount of 5.25% convertible senior unsecured notes due 2019 (the "2019 Notes") issued and outstanding as of June 27, 2014. See "Management's Discussion and Analysis of Financial Condition and Results of Operations — Recent Developments."

PRICE RANGE OF COMMON STOCK

        Our common stock began trading on April 5, 2012 and is currently traded on The Nasdaq Global Select Market under the symbol "TCPC." The following table lists the high and low closing sale price for our common stock, the premium (discount) of the related closing sale price as a percentage of NAV and quarterly distributions per share since shares of our common stock began being regularly quoted on The Nasdaq Global Select Market.

					Premium (Discount) of High Sales Price to NAV(3)	Premium (Discount) of Low Sales Price to NAV(3)
			Stock Price
							Declared Distributions
	NAV(1)		High(2)	Low(2)
Fiscal year ended December 31, 2012
Second Quarter(4)	$14.70		$14.75	$13.80	0.3%	(6.1)%	$0.34
Third Quarter	14.79		15.96	14.23	7.9%	(3.8)%	0.35
Fourth Quarter	14.71		15.80	14.66	7.4%	(0.3)%	0.40	(5)
Fiscal year ended December 31, 2013
First Quarter	$14.91		$16.16	$14.64	8.4%	(1.8)%	$0.40	(5)
Second Quarter	$14.94		$16.77	$15.01	12.2%	0.5%	$0.36
Third Quarter	$15.06		$16.80	$14.99	11.6%	(0.5)%	$0.36
Fourth Quarter	$15.18		$17.42	$15.98	14.8%	5.3%	$0.41	(5)
Fiscal year ended December 31, 2014
First Quarter	$15.32		$17.97	$16.36	17.3%	6.8%	$0.36
Second Quarter (to June 26, 2014)		$(6)	$18.31	$15.80	%(6)	%(6)	$0.41	(5)

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)
The High/Low Stock Price is calculated as of the closing price on a given day in the applicable quarter.

(3)
Calculated as the respective High/Low Stock Price minus the quarter end NAV, divided by the quarter end NAV.

(4)
From April 5, 2012 (initial public offering) to June 30, 2012.

(5)
Includes a special dividend of $0.05 per share.

(6)
NAV has not yet been finally determined for any day after December 31, 2013.

        On June 26, 2014, the closing price of our common stock was $18.31 per share. As of June 26, 2014, we had 35 stockholders of record.

        The table below sets forth each class of our outstanding securities as of June 26, 2014.

Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding
Common Stock	200,000,000	—	36,200,020

THE COMPANY

The Company

        We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. See "Prospectus Summary — Company History and BDC Conversion" above. Our investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. We seek to achieve our investment objective primarily through investments in debt securities of middle-market companies, which we typically define as those with enterprise values between $100 million and $1.5 billion. While we primarily focus on privately negotiated investments in debt of middle-market companies, we make investments of all kinds and at all levels of the capital structure, including in equity interests such as preferred or common stock and warrants or options received in connection with our debt investments. Our investment activities will benefit from what we believe are the competitive advantages of the Advisor, including its diverse in-house skills, proprietary deal flow, and consistent and rigorous investment process focused on established, middle-market companies. We expect to generate returns through a combination of the receipt of contractual interest payments on debt investments and origination and similar fees, and, to a lesser extent, equity appreciation through options, warrants, conversion rights or direct equity investments. Substantially all of our operating history and performance results have been achieved through our predecessor, Special Value Continuation Fund, LLC, which was a registered investment company but was neither a business development company nor a publicly traded company. There are no material operating differences between us and our predecessor, however, as a BDC we are deemphasizing distressed debt investments, which may adversely affect our investment returns.

        We have no employees of our own and currently our only business and sole asset is the ownership of all of the common limited partner interests of the Operating Company. Our investment activities are externally managed by the Advisor, a leading investment manager with in excess of $5.0 billion in committed capital under management, approximately 18% of which consists of the Holding Company's committed capital under management as of December 31, 2013, and a primary focus on providing financing to middle-market companies as well as small businesses. Additionally, the Holding Company expects that it will continue to seek to qualify as a RIC under Subchapter M of the Code.

        On April 22, 2014, TCPC SBIC, a wholly-owned subsidiary of the Operating Company, received an SBIC license from the SBA. We have requested exemptive relief from the SEC to permit us to exclude the debt of TCPC SBIC guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. Pursuant to the 200% asset coverage ratio limitation, we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us. For example, as of December 31, 2013, we had approximately $550 million in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us, which would permit us to borrow up to approximately $550 million, notwithstanding other limitations on our borrowings pursuant to our Leverage Program.

        If granted, the exemptive relief provides us with increased flexibility under the 200% asset coverage test by permitting us to borrow up to $150 million more than we would otherwise be able to absent the receipt of this exemptive relief. As a result, we, in effect, will be permitted to have a lower asset coverage ratio than the 200% asset coverage ratio limitation under the 1940 Act and, therefore, we can have more debt outstanding than assets to cover such debt. For example, we will be able to borrow up to $150 million more than the approximately $550 million permitted under the 200% asset coverage ratio limit as of December 31, 2013. For additional information on SBA regulations that affect our access to SBA-guaranteed debentures, see "Risk Factors — Risks Relating to Our Business — TCPC SBIC is subject to SBA regulations, and any failure to comply with SBA regulations could have an adverse effect on our operations."

        The SBIC license allows TCPC SBIC to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to TCPC SBIC's assets over our stockholders in the event we liquidate TCPC SBIC or the SBA exercises its remedies under the SBA-guaranteed debentures issued by TCPC SBIC upon an event of default.

Investment Portfolio

        At December 31, 2013, our investment portfolio of $766.3 million (at fair value) consisted of 67 portfolio companies and was invested 95% in debt investments, of which 98% was in senior secured debt and 2% in unsecured or subordinated debt. In aggregate, our investment portfolio was invested 76% in senior secured loans, 17% in senior secured notes, 2% in unsecured or subordinated debt, and 5% in equity investments. Our average portfolio company investment at fair value was approximately $11.4 million. Our largest portfolio company investment by value was approximately $21.3 million and our five largest portfolio company investments by value comprised approximately 13% of our portfolio at December 31, 2013. See "— Investment Strategy" for more information.

        The following charts summarize our portfolio mix by industry and type based on the fair value of our investments as of December 31, 2013.

Investment by Industry	Investment by Asset Type

Tennenbaum Capital Partners, LLC

        Our investment activities are managed by the Advisor. The Advisor is a leading investment manager (including specialty lending to middle-market companies). The Advisor is a Delaware limited liability company and is registered as an investment advisor under the Advisers Act. As of December 31, 2013, the Advisor had in excess of $5.0 billion in committed capital under management, approximately 18% of which consists of the Holding Company's committed capital, and a team of approximately 30 investment professionals supported by a team of administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, investor relations, and information technology. The Advisor was founded in 1999 by Michael E. Tennenbaum, Mark K. Holdsworth and Howard M. Levkowitz, and its predecessor entity formed and commenced operations in 1996. The three founders along with David J. Adler, David A. Hollander, Michael E. Leitner, Philip M. Tseng, Rajneesh Vig and Lee R. Landrum constitute the Advisor's active partners, or the Advisor Partners. The Advisor Partners have significant industry experience, including experience investing in middle-market companies. Together, the Advisor Partners have invested approximately $13.1 billion in over 325 companies since the Advisor's inception, through multiple business and credit cycles, across all segments of the capital structure through a broad set of credit-oriented strategies including leveraged loan origination, secondary investments of discounted debt securities, and distressed and control opportunities. We believe the Advisor Partners' investment perspectives, complementary skills, and collective investment experience provides the Advisor with a strategic and competitive advantage in middle-market investing.

        As our investment advisor, the Advisor is responsible for sourcing potential investments, conducting research, analyzing investment opportunities and structuring our investments and monitoring our portfolio companies on an ongoing basis. We believe that the Advisor has a proven long-term track record of positive performance, notwithstanding some periods during which losses were incurred, of sourcing deals, originating loans and successfully investing in middle-market companies, and that the relationships of its investment professionals are integral to the Advisor's success. The Advisor's investment professionals have long-term working relationships with key sources of investment opportunities and industry expertise, including investment bankers, financial advisors, attorneys, private equity sponsors, other senior lenders, high-yield bond specialists, research analysts, accountants, and senior management teams. Additionally, the Advisor's structure includes both a board of advisors and a group of Senior Executive Advisors, a team comprised of approximately 20 current and former executives from a variety of industries, which extends the reach of the Advisor's relationships through a group of seasoned industry leaders and that can enhance our deal sourcing and due diligence activities.

        We also benefit from the existing infrastructure and administrative capabilities of an established investment manager. The General Partner, an affiliate of the Advisor, serves as our Administrator and provides us with office space, equipment and office services. The tasks of our Administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the SEC and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

        Since the beginning of 2011, the Advisor has executed over $2 billion in direct origination leveraged loans primarily to middle-market companies, of which over $739 million was for our account. There can be no assurance that similar deal flow or terms will be available in the future for loans in which we may invest.

Investment Strategy

        To achieve our investment objectives, we intend to focus on a subset of the broader investment strategies historically pursued by the Advisor. Our primary investment focus is the ongoing origination of and investments in leveraged loans of performing middle-market companies, building on the Advisor's established track record of origination and participation in the original syndication of approximately $5.4 billion of leveraged loans to 137 companies since 1999, of which we invested over $1.2 billion in 84 companies. For the purposes of this prospectus, the term "leveraged loans" refers to senior debt investments that rank ahead of subordinated debt and that generally have the benefit of security interests in the assets of the borrower. Such security interests may provide either a priority claim to the specific collateral securing the investment or a junior claim to such collateral after the holders of the senior claim have been repaid but prior to any payments to holders of unsecured debt.

        We anticipate our investments will generally range from $10 million to $40 million per company, the size of which may grow over time in proportion with our capital base. We expect to generate current returns through a combination of the receipt of contractual interest payments on debt investments and origination and similar fees, and, to a lesser extent, equity appreciation through options, warrants, conversion rights or direct equity investments. We often receive equity interests such as preferred or common stock and warrants or options in connection with our debt investments. From time to time we may also use other investment strategies, which are not our primary focus, to attempt to enhance the overall return of our portfolio. These investment strategies may include, but are not limited to, the purchase of discounted debt, opportunistic investments, and financial instruments to hedge currency or interest rate risk associated with our portfolio.

        Our typical investments are in performing middle-market companies. We believe that middle-market companies are generally less able to secure financing than larger companies and thus offer better return opportunities for those able to conduct the necessary diligence to appropriately evaluate these companies. We focus primarily on U.S. companies where we believe the Advisor's perspective, complementary skills and investment experience provides us with a competitive advantage and in industries where the Advisor sees an attractive risk reward profile due to macroeconomic trends and the Advisor's existing industry expertise.

Our Competitive Advantages

        We believe that we possess the following competitive advantages over other capital providers to middle-market companies:

        Focus on minimizing the risk of loss and achieving attractive risk-adjusted returns.    We primarily structure investments to attempt to achieve high cash yields, cash origination fees, conservative leverage, and strong contractual protections that reduce the risk of principal loss. Contractual protections may include default premiums, information rights, board governance rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. While we do not expect to undertake a material focus on distressed investments, we believe that the Advisor's experience in distressed investing from managing other funds helps us negotiate more favorable terms and provides greater opportunity to achieve principal protection. See "— Investment Strategy."

        Diverse in-house skills and experience of the Advisor.    The Advisor's principals and professionals have diverse and complementary backgrounds, including prior experience at private investment funds, investment banks, other financial services firms, and managing companies. We believe that the diverse professional experience of the Advisor's principals and professionals gives us an advantage in sourcing, evaluating, structuring, negotiating, closing, and profitably exiting investments. The Advisor's advantages include:

  •
  Significant investment expertise in over 30 different industry sectors;

  •
  Track record of leveraged loan originations or participations in original syndications of approximately $5.4 billion to 137 companies since 1999, of which we invested over $1.2 billion in 84 companies;

  •
  Extensive workout and restructuring capabilities honed in multiple in- and out-of-court transactions which allows us to maximize our investment returns and minimize the risk of loss;

  •
  In-house legal expertise with significant experience protecting creditor rights;

  •
  Complementary "bottom-up" and "top-down" (macro economic) expertise; and

  •
  Expertise in analyzing highly complex companies and investments.

        Consistent, proactive and rigorous investment and monitoring processes.    We believe that the Advisor employs a proven investment process that integrates intensive "bottom-up" company-level research and analysis with a proactive "top-down" view of macroeconomic and industry risks and opportunities. The heart of the process is a thorough analysis of the underlying issuer's business, end markets, competitors, suppliers, revenues, costs, financial statements, and the terms of the issuer's existing obligations, including contingent liabilities (if any). The Advisor's professionals supplement in-house expertise with industry experts, including the Advisor's Board of Advisors and Senior Executive Advisors, as well as other CEO/CFO-level executives, with direct management experience in the industries under consideration. These company level analyses are undertaken in the context of and supplemented by the Advisor's views on and understanding of industry trends and broader economic conditions. These views are formulated and refined through the Advisor's systematic quarterly macroeconomic reviews and quarterly industry reviews, where long-term and immediate macroeconomic trends and their impact on industry risk/reward characteristics are determined. These views flow through to the Advisor's proactive deployment of research and capital resources in the investment process. Quarterly portfolio reviews also help to inform the Advisor's macroeconomic and industry views as well as to inform reporting of deal teams' frequent monitoring of portfolio company progress, risk assessment, and refinement of exit plans.

        Focus on established middle-market companies.    We generally invest in companies with established market positions, seasoned management teams, proven and differentiated products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are building management or in early stages of building a revenue base. As a specialty middle-market lender, through the Advisor we have proven experience structuring financing for middle-market companies and meeting their specialized needs. We believe that there are fewer experienced finance companies focused on transactions involving small and middle-market companies than larger companies, allowing us to negotiate favorable investment terms, including higher yields, more significant covenant protection, and greater equity grants than typical of transactions involving larger companies. Additionally, we believe that middle-market companies offer significant risk-adjusted return advantages over larger companies as they are generally less able to secure financing compared to larger companies and, we believe, are more likely as borrowers to be subject to upfront fees, prepayment premiums and higher interest rates.

        Debt platform with multiple deal sourcing channels.    The employees of the Advisor have developed extensive networks among investment bankers, financial advisors, attorneys, private equity sponsors, other senior lenders, high-yield bond specialists, research analysts, accountants, and senior management teams. These networks are a valuable source of directly originated deals and are further supplemented by the networks and experiences of the Advisor's Board of Advisors and Senior Executive Advisors. Additionally, the Advisor's track record as a provider of middle-market financing means that it is often the first or an early call on new deal opportunities. Since inception, the Advisor has originated or participated in the original syndication of approximately $5.4 billion of newly issued loans to 137 companies since 1999, of which we invested over $1.2 billion in 84 companies. The Advisor has closed transactions with more than 35 different private equity sponsors. The Advisor is well known as a lender to middle-market companies in a variety of contexts including stressed, distressed, and complex and special situations. The Advisor's in-depth industry knowledge and ability to diligence complex situations thoroughly and in a timely fashion helps to attract deal opportunities from multiple channels.

        Attractively priced leverage program.    We believe that the Leverage Program (defined below), combined with capital from recent monetizations, will provide us with a substantial amount of capital for deployment into new investment opportunities on relatively favorable terms. The Leverage Program is comprised of: (i) a $116 million senior secured credit facility that matures on July 31, 2016, subject to extension by the lenders at the request of the Operating Company, which we refer to as the Operating Company Facility; and (ii) $134 million in liquidation preference of preferred interests, which mature on July 31, 2016, which we refer to as the Preferred Interests. The interest rate charged on the Operating Company Facility through July 31, 2014 is LIBOR plus 0.44% per annum. The interest rate charged during the period August 1, 2014 through July 31, 2016, will be LIBOR plus 2.50% per annum.

The Operating Company Facility was originally entered into on July 31, 2006 with certain lenders and in conjunction with entering into such agreement, the Operating Company also issued the Preferred Interests to such lenders on the same date. TCPC Funding has an existing $200 million revolving credit facility with Deutsche Bank AG, New York Branch, as administrative agent (the "TCPC Funding Facility," and together with the Operating Company Facility, the "Revolving Facilities"). The TCPC Funding Facility contains an accordion feature pursuant to which the credit line may increase up to an aggregate of $250 million, subject to consent of the administrative agent and other customary conditions, and is secured by the assets of TCPC Funding. The TCPC Funding Facility matures on May 15, 2017 and generally bears interest based on LIBOR plus 2.50% per annum, subject to an extension by the lender at TCPC Funding's request. The TCPC Funding Facility is secured by all of the assets held by TCPC Funding. We refer to the Revolving Facilities and the Preferred Interests collectively as the Leverage Program. For the purpose of the Revolving Facilities, LIBOR means the one-month U.S. dollar deposits which appears on the Telerate Page 3750 as of 11:00 a.m. (London time) on the date the rate is to be determined or as otherwise may be determined pursuant to the Revolving Facilities if such rate does not appear on the Telerate Page 3750. The lenders under the Operating Company Facility also own all of the Operating Company's preferred interests, which is an aggregate of 6,700 Preferred Interests, each of which has a liquidation preference of $20,000 per interest, with dividends generally accruing at an annual rate equal to LIBOR plus 0.85%, subject to certain limitations. The weighted-average financing rate on the Leverage Program at December 31, 2013 was 1.38%. As preferred shareholders the lenders have the right under the 1940 Act to elect two directors of the Operating Company.

Market opportunity

        We believe that the Advisor has a consistent, non-cyclical track record of finding profitable opportunities to lend its managed assets to middle-market companies under most market conditions. However, we believe that the current environment for direct lending to middle-market companies is especially attractive for several reasons that include:

        Reduced lending to middle-market companies by commercial banks.    Recent regulatory changes, including the Dodd-Frank Financial Reform Act, or the Dodd-Frank Act, and the introduction of new international capital and liquidity requirements under the Basel III Accords, or Basel III, in addition to the continued ownership of legacy non-performing assets have significantly curtailed banks' lending capacity. In response, we believe that many commercial lenders have de-emphasized their service and product offerings to middle-market companies in favor of lending, managing capital markets transactions and providing other non-credit services to their larger customers. We expect bank lending to middle-market companies to continue to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act.

        Reduced credit supply to middle-market companies from non-bank lenders.    We believe credit to middle-market companies from non-bank lenders will also be constrained as many of those lenders have either gone out of business, exited the market, or are winding down. Numerous hedge funds previously active in leveraged loans disappeared or contracted during the recent financial market crises, while others exited the lending market due to asset-liability mismatches. Other non-bank lenders exited lending due to balance sheet pressures. This situation provides a promising environment in which to originate loans to middle-market companies. We cannot, however, provide any assurance as to the length of time this tight credit supply will persist.

        Middle-market companies are increasingly seeking lenders with access to permanent capital for debt and equity capital.    We believe that many middle-market companies prefer to borrow from capital providers like us, rather than execute high-yield bond or equity transactions in the public markets that may necessitate increased financial and regulatory compliance and reporting obligations. Further, we believe many middle-market companies are inclined to seek capital from a small number of providers with access to permanent capital that can satisfy their specific needs and can serve as value-added, long-term financial partners with an understanding of the companies' growth needs.

        Large Amount of Uninvested Private Equity Capital.    Private equity firms raised significant amounts of equity commitments over the period of 2006 to 2008, far in excess of the amount of equity they invested. According to Pitchbook, from 2007 to December 2012 there was approximately $328 billion of uninvested capital raised by private equity funds from U.S. investors. We believe the large amount of undeployed private equity capital will drive demand for leveraged buyouts over the next several years, which we believe will, in turn, create significant leveraged lending opportunities for us.

        Significant Refinancing Requirements.    A significant portion of the debt associated with a large number of middle-market leveraged mergers and acquisitions completed from 2005 to 2008 matures in the 2013 to 2015 time period. Much of this debt will need to be refinanced as it matures. When combined with the decreased availability of debt financing for middle-market companies generally, we believe these factors should increase lending opportunities for us.

Cumulative Maturities
of Middle-Market Loans

Source: Thomson Reuters, Middle Market defined as $500 million transaction size or less

        Attractive Pricing and Conservative Deal Structures.    We believe that reduced access to, and availability of, debt capital has improved available loan pricing for middle-market lenders. Deals since the recent credit crisis occurred, which began in 2008 and included a period of disruption in the capital markets as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions, have included meaningful upfront fees, prepayment protections and, in some cases, warrants, all of which should enhance profitability to lenders.

 Average Discounted Spread of Leveraged Loans

      Source: Standard & Poor's Leveraged Commentary & Data and S&P/LSTA Leveraged Loan Index

        Furthermore, during most of the time since the credit crisis, lenders generally have required lower leverage levels, increased equity contributions and more comprehensive loan covenants than was customary in the years leading up to the credit crisis.

Equity Contributions	Purchase Price Breakdown

Middle Market Defined as Issuers with EBITDA of $50 Million or Less Source: Standard & Poor's Leveraged Commentary & Data

Investment Process

        The Advisor's investment process is designed to maximize its strategic advantages: a strong brand name as a specialty lender to the middle-market, and diverse in-house expertise and skills. The Advisor seeks out opportunities by conducting a rigorous and disciplined investment process that combines the following characteristics:

Deal Sourcing

        As a leading middle-market corporate debt investment manager with an over 15-year history and in excess of $5.0 billion in capital commitments as of December 31, 2013, approximately 18% of which consists of the Holding Company's committed capital, the Advisor is active in new deal financing opportunities in the middle-market segment. However, we believe that the Advisor's real deal flow advantage comes from the proprietary network of established relationships of its investment professionals and synergies among its professionals and portfolio companies. Members of the Advisor's Investment Committee for the Company, or the Investment Committee, have long-term relationships with deal sources including investment bankers, restructuring professionals, bankruptcy attorneys, senior lenders, high yield bond specialists, research analysts, accountants, fund management teams, the Advisor's Advisory Board, Senior Executive Advisors, board members of former clients, former colleagues and other operating professionals to facilitate deal flow. The Investment Committee is currently comprised of five voting members (Mark K. Holdsworth, Michael Leitner, Howard M. Levkowitz, Philip M. Tseng and Rajneesh Vig). In total, the Investment Committee consists of approximately 30 members from the Advisor. The number of voting and non-voting members of the Investment Committee is subject to increase or decrease in the sole discretion of the Advisor. All members of the Investment Committee attend investment meetings and are encouraged to participate in discussions. In addition, members of the Investment Committee have relationships with other investors, including insurance companies, bond funds, mezzanine funds, private equity funds, hedge funds and other funds which invest in similar assets. Further, the Advisor regularly calls on both active and recently retired senior executives from the relevant industries to assist with the due diligence of potential investments. Historically, these relationships with retired senior executives have also been a valuable source of transactions and information. The Advisor anticipates that they will continue to provide future opportunities. We believe the Advisor's strong relationships with its portfolio companies facilitate positive word-of-mouth recommendations to other companies seeking the Advisor's expertise. The Advisor's relationships often result in the ability to access investment opportunities earlier than many of its competitors and in some cases an exclusive basis.

Due Diligence Process

        The foundation of the Advisor's investment process is intensive investment research and analysis by its experienced staff of investment professionals. The Advisor's senior professionals have worked together for numerous years and we believe that they have a superior level of credit investing knowledge relative to other credit investors. The Advisor supplements its in-house knowledge with industry experts, including CEO/CFO-level executives, with direct management experience in the industries under consideration. The Advisor prefers these industry experts to consultants because of the practical business advice that comes from having managed businesses. The Advisor rigorously and comprehensively analyzes issuers of securities of interest. The process includes a quantitative and qualitative assessment of the issuer's business, an evaluation of its management, an analysis of the business strategy and industry trends, and an in-depth examination of the company's capital structure, financial results and projections. The Advisor's due diligence process includes:

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  an assessment of the outlook for the industry and general macroeconomic trends;

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  discussions with issuer management and other industry executives, including the assessment of management/board strengths and weaknesses;

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  an analysis of the fundamental asset values and the enterprise value of the issuer;

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  review of the issuer's key assets, core competencies, competitive advantages, historical and projected financial statements, capitalization, financial flexibility, debt amortization requirements, and tax, environmental, legal and regulatory contingencies;

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  review of the issuer's existing credit documents, including credit agreements, indentures, intercreditor agreements, and security agreements; and

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  review of documents governing the issuer, including charter, by-laws, and key contracts.

Structuring Originations

        As an early non-bank participant in the leveraged loan market, we believe that loan origination is a core competency of the Advisor. Supplementing industry deal teams' experience and competency, the Advisor has six professionals (including investment professionals) with legal experience, two of whom have a quarter-century each of relevant experience in secured credit. Deal teams work with the Advisor's in-house legal specialists and outside counsel to structure over-collateralized loans with what we believe to be strong creditor protections and contractual controls over borrower operations. In many cases, the Advisor works to obtain contractual governance rights and board seats to protect principal and maximize post-investment returns. Deals usually include original issue discount upfront fees and/or equity participations through warrants or direct equity stakes.

Trading and Secondary Market Purchases

        A key element in maximizing investment returns in secondary purchases is buying and selling investments at the best available prices. The Advisor has a dedicated trading staff for both the highly specialized traded loan market and for high-yield bonds. Through its trading operations, the Advisor maintains its established relationships with a network of broker-dealers in the debt securities markets. These relationships provide the Advisor with access to the trading dynamics of existing or potential investments and assist it in effectively executing transactions. These relationships may also lead to the early identification of potential investment opportunities for the Company.

Portfolio Management & Monitoring

        The Advisor actively monitors the financial performance of its portfolio companies and market developments. This constant monitoring permits the Advisor to update position risk assessments, seek to address potential problems early, refine exit plans, and make follow-on investment decisions quickly. We view active portfolio monitoring as a vital part of our investment process.

        We consider board observation and information rights, regular dialogue with company management and sponsors, and detailed internally generated monitoring reports to be critical to our performance. We have developed a monitoring template that seeks to ensure compliance with these standards and that is used as a tool by the Investment Committee to assess investment performance relative to plan.

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  Deal teams maintain contact with portfolio company management through regularly scheduled and ad hoc conference calls and onsite visits.

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  Deal teams review portfolio company progress relative to plan and pre-determined performance benchmarks.

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  Adverse or unexpected developments, as well as consequential routine updates, are reported to the Investment Committee and thoroughly discussed at regularly scheduled weekly meetings. If merited, the Investment Committee will hold ad hoc meetings as necessary to address urgent issues.

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  Deal teams, with Investment Committee approval, encourage portfolio company managers to catalyze events to monetize holdings for greater return, or where needed, take corrective actions to address shortfalls to plan or benchmarks.

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  All existing portfolio holdings are formally reviewed in detail by the entire Investment Committee once per quarter at the Advisor's quarterly portfolio review.

Investment Committee and Decision Process

        The Advisor's investment process is organized around the Investment Committee that provides for a centralized, repeatable decision process. The Investment Committee meets weekly and, with respect to each fund advised by the Advisor, certain members of the Investment Committee are voting members. The voting members of the Investment Committee for the Company are currently Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, Philip M. Tseng and Rajneesh Vig. Approval by a simple majority vote of the voting members of the Investment Committee for each respective fund is required for the purchase or sale of any investment, with certain de-minimis exceptions. No voting member has veto power. The Advisor's investment process is designed to maximize risk-adjusted returns and preserve downside protection.

Investment Structure

        Once we determine that a prospective portfolio company is suitable for a direct investment, we work with the management of that company and its other capital providers, including senior and junior lenders, and equity holders, to structure an investment. We negotiate among these parties to agree on how our investment is expected to be structured relative to the other capital in the portfolio company's capital structure.

Leveraged Loans

        We structure our investments primarily as secured leveraged loans. Leveraged loans are generally senior debt instruments that rank ahead of subordinated debt of the portfolio company. Leveraged loans generally have the benefit of security interests on the assets of the portfolio company, which may rank ahead of, or be junior to, other security interests.

High-Yield Securities

        The Company's portfolio currently includes high-yield securities and the Company may invest in high-yield securities in the future. High-yield securities have historically experienced greater default rates than has been the case for investment grade securities and are generally rated below investment grade by one or more nationally recognized statistical rating organizations or will be unrated but of comparable credit quality to obligations rated below investment grade, and have greater credit and liquidity risk than more highly rated obligations. High-yield securities are generally unsecured and may be subordinate to other obligations of the obligor and are often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. The Company's portfolio also includes mezzanine investments which are generally unsecured and rated below investment grade. Mezzanine investments of the type in which the Company invests in are primarily privately negotiated subordinated debt securities often issued in connection with leveraged transactions, such as management buyouts, acquisitions, re-financings, recapitalizations and later stage growth capital financings, and are generally accompanied by related equity participation features such as options, warrants, preferred and common stock. In some cases, our debt investments may provide for a portion of the interest payable to be paid-in-kind interest. To the extent interest is paid-in-kind, it will be payable through the increase of the principal amount of the obligation by the amount of interest due on the then-outstanding aggregate principal amount of such obligation.

Warrants, Options and Minority Equity

        In some cases, we will also receive nominally priced warrants or options to buy a minority equity interest in the portfolio company in connection with a loan. As a result, if a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as a "put," or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

Distressed Debt

        The Company's portfolio currently includes distressed debt investments and the Company is authorized to continue to invest in the securities and other obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. As of December 31, 2013, none of the Operating Company's debt investments were in non-accrual status. Such debt investments were largely acquired through secondary market purchases and often led to the receipt of additional equity positions as part of in- or out-of-court debt-for-equity exchanges. The Company does not anticipate distressed debt to be a significant part of its ongoing investment strategy. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Opportunistic Investments

        Opportunistic investments may include, but are not limited to, investments in debt securities of all kinds and at all levels of the capital structure and may include equity securities of public companies that are not thinly traded, emerging market debt, structured finance vehicles such as CLO funds and debt of middle-market companies located outside the United States. We do not intend such investments to be our primary focus.

        We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We seek to limit the downside potential of our investments by:

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  requiring a total return on our investments (including both interest and potential equity appreciation) that we believe will compensate us appropriately for credit risk;

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  negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board of directors under some circumstances; and

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  selecting investments that we believe have a very low probability of loss.

        We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.

Managerial assistance

        As a BDC, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services and will reimburse the General Partner as our Administrator for its allocated costs in providing such assistance subject to review and approval by our board of directors. The Advisor will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Competition

        Our primary competitors to provide financing to middle-market companies include public and private funds, commercial and investment banks, commercial finance companies and private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our favorable RIC tax status.

Properties

        We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 2951 28th Street, Suite 1000, Santa Monica, CA 90405. The Advisor furnishes us office space and we reimburse it for such costs on an allocated basis.

Legal Proceedings

        From time to time, in the normal course of business, we, the Operating Company, the General Partner and the Advisor are party to certain lawsuits. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any such open legal proceedings cannot at this time be predicted with certainty, we do not expect these matters will have a material adverse impact on the financial condition or results of operations of the Holding Company, the Operating Company, the General Partner or the Advisor.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The information contained in this section should be read in conjunction with the selected financial data and our financial statements and notes thereto, appearing elsewhere in this prospectus.

Overview

        The Holding Company is a Delaware corporation formed on April 2, 2012 and is an externally managed, closed-end, non-diversified management investment company. The Holding Company elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). Our investment objective is to seek to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. We invest primarily in the debt of middle-market companies, including senior secured loans, junior loans, mezzanine debt and bonds. Such investments may include an equity component, and, to a lesser extent, we may make equity investments directly. Investment operations are conducted either in Special Value Continuation Partners, LP, a Delaware Limited Partnership (the "Operating Company"), of which the Holding Company owns 100% of the common limited partner interests, or in the Operating Company's wholly-owned subsidiary, TCPC Funding I, LLC ("TCPC Funding"). The Operating Company has also elected to be treated as a BDC under the 1940 Act. The General Partner of the Operating Company is SVOF/MM, LLC ("SVOF/MM"), which also serves as the administrator ("Administrator") of the Holding Company and the Operating Company. The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (the "Advisor"), which serves as the investment manager to the Holding Company, the Operating Company and TCPC Funding. Most of the equity interests in the General Partner are owned directly or indirectly by the Advisor and its employees.

        The Holding Company has elected to be treated as a regulated investment company ("RIC") for U.S. federal income tax purposes. As a RIC, the Holding Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements. The Operating Company and TCPC Funding have elected to be treated as partnerships for U.S. federal income tax purposes.

        On April 2, 2012, Special Value Continuation Fund, LLC ("SVCF") converted from a limited liability company to a corporation, leaving the Holding Company as the surviving entity (the "Conversion"). At the time of the Conversion, all limited liability company interests were exchanged for 15,725,635 shares of common stock in the Holding Company. As a result of the Conversion, the books and records of SVCF have become the books and records of the surviving entity and the Holding Company became the owner of 100% of the common limited partner interests in the Operating Company. On April 3, 2012, the Holding Company completed its initial public offering.

        Our leverage program is comprised of $116 million in available debt under a senior secured revolving credit facility issued by the Operating Company (the "Operating Company Facility"), $100 million in available debt under a senior secured revolving credit facility issued by TCPC Funding, (the "TCPC Funding Facility," and, together with the Operating Company Facility, the "Revolving Facilities"), and $134 million of outstanding preferred limited partner interests in the Operating Company (the "Preferred Interests," and, together with the Revolving Facilities, the "Leverage Program").

        To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to our stockholders generally at least 90% of our investment company taxable income, as defined by the Internal Revenue Code of 1986, as amended, for each year. Pursuant to this election, we generally will not have to pay corporate level taxes on any income that we distribute to our stockholders provided that we satisfy those requirements.

  Investments

        Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.

        As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in "qualifying assets," including securities and indebtedness of private U.S. companies, public U.S. operating companies whose securities are not listed on a national securities exchange or registered under the Securities Exchange Act of 1934, as amended, public domestic operating companies having a market capitalization of less than $250 million, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. We are also permitted to make certain follow-on investments in companies that were eligible portfolio companies at the time of initial investment but that no longer meet the definition. As of December 31, 2013, 87.4% of our total assets were invested in qualifying assets.

  Revenues

        We generate revenues primarily in the form of interest on the debt we hold. We also generate revenue from dividends on our equity interests and capital gains on the sale of warrants and other debt or equity interests that we acquire. Our investments in fixed income instruments generally have an expected maturity of three to five years, although we have no lower or upper constraint on maturity. Interest on our debt investments is generally payable quarterly or semi-annually. Payments of principal of our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt investments and preferred stock investments may defer payments of cash interest or dividends or PIK. Any outstanding principal amount of our debt investments and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of prepayment fees, commitment, origination, structuring or due diligence fees, fees for providing significant managerial assistance, consulting fees and other investment related income.

  Expenses

        Our primary operating expenses include the payment of a base management fee and, depending on our operating results, incentive compensation, expenses reimbursable under the management agreement, administration fees and the allocable portion of overhead under the administration agreement. The base management fee and incentive compensation remunerates the Advisor for work in identifying, evaluating, negotiating, closing and monitoring our investments. Our administration agreement with SVOF/MM, LLC (the "Administrator") provides that the Administrator may be reimbursed for costs and expenses incurred by the Administrator for office space rental, office equipment and utilities allocable to us under the administration agreement, as well as any costs and expenses incurred by the Administrator or its affiliates relating to any non-investment advisory, administrative or operating services provided by the Administrator or its affiliates to us. We also bear all other costs and expenses of our operations and transactions (and the Holding Company's common stockholders indirectly bear all of the costs and expenses of the Holding Company, the Operating Company and TCPC Funding), which may include those relating to:

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  our organization;

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  calculating our net asset value (including the cost and expenses of any independent valuation firms);

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  interest payable on debt, if any, incurred to finance our investments;

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  costs of future offerings of our common stock and other securities, if any;

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  the base management fee and any incentive compensation;

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  dividends and distributions on our preferred shares, if any, and common shares;

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  administration fees payable under the administration agreement;

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  fees payable to third parties relating to, or associated with, making investments;

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  transfer agent and custodial fees;

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  registration fees;

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  listing fees;

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  taxes;

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  director fees and expenses;

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  costs of preparing and filing reports or other documents with the SEC;

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  costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

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  our fidelity bond;

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  directors and officers/errors and omissions liability insurance, and any other insurance premiums;

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  indemnification payments;

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  direct costs and expenses of administration, including audit and legal costs; and

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  all other expenses reasonably incurred by us and the Administrator in connection with administering our business, such as the allocable portion of overhead under the administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs.

        The investment management agreement provides that the base management fee be calculated at an annual rate of 1.5% of our total assets (excluding cash and cash equivalents) payable quarterly in arrears. For purposes of calculating the base management fee, "total assets" is determined without deduction for any borrowings or other liabilities. For the first calendar quarter (or portion thereof) of our operations as a BDC, the base management fee was calculated based on the initial value of our total assets (excluding cash and cash equivalents) as of a date as close as practicable to the Conversion. Beginning with our second calendar quarter of operations as a BDC, the base management fee is calculated based on the value of our total assets (excluding cash and cash equivalents) at the end of the most recently completed calendar quarter.

        Additionally, the investment management agreement and the Amended and Restated Limited Partnership Agreement provide that the Advisor or its affiliates may be entitled to incentive compensation under certain circumstances. No incentive compensation was incurred prior to January 1, 2013. Beginning January 1, 2013, the incentive compensation equals the sum of (1) 20% of all ordinary income since that date and (2) 20% of all net realized capital gains (net of any net unrealized capital depreciation) since that date, with each component being subject to a total return requirement of 8% of contributed common equity annually. The incentive compensation is payable to the General Partner by the Operating Company pursuant to the Amended and Restated Limited Partnership Agreement. If the Operating Company is terminated or for any other reason incentive compensation is not paid by the Operating Company, it would be paid pursuant to the investment management agreement between us and the Advisor. The determination of incentive compensation is subject to limitations under the 1940 Act and the Advisers Act.

Critical accounting policies

        Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with GAAP. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. Management considers the following critical accounting policies important to understanding the financial statements. In addition to the discussion below, our critical accounting policies are further described in the notes to our financial statements.

  Valuation of portfolio investments

        We value our portfolio investments at fair value based upon the principles and methods of valuation set forth in policies adopted by our board of directors. Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Market participants are buyers and sellers in the principal (or most advantageous) market for the asset that (i) are independent of us, (ii) are knowledgeable, having a reasonable understanding about the asset based on all available information (including information that might be obtained through due diligence efforts that are usual and customary), (iii) are able to transact for the asset, and (iv) are willing to transact for the asset or liability (that is, they are motivated but not forced or otherwise compelled to do so).

        Investments for which market quotations are readily available are valued at such market quotations unless the quotations are deemed not to represent fair value. We generally obtain market quotations from recognized exchanges, market quotation systems, independent pricing services or one or more broker-dealers or market makers. However, short term debt investments with remaining maturities within 90 days are generally valued at amortized cost, which approximates fair value. Debt and equity securities for which market quotations are not readily available, which is the case for many of our investments, or for which market quotations are deemed not to represent fair value, are valued at fair value using a consistently applied valuation process in accordance with our documented valuation policy that has been reviewed and approved by our board of directors, who also approve in good faith the valuation of such securities as of the end of each quarter. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of our investments than on the fair values of our investments for which market quotations are not readily available. Market quotations may be deemed not to represent fair value in certain circumstances where we believe that facts and circumstances applicable to an issuer, a seller or purchaser, or the market for a particular security cause current market quotations to not reflect the fair value of the security. Examples of these events could include cases where a security trades infrequently causing a quoted purchase or sale price to become stale, where there is a "forced" sale by a distressed seller, where market quotations vary substantially among market makers, or where there is a wide bid-ask spread or significant increase in the bid-ask spread.

        The valuation process adopted by our board of directors with respect to investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value is as follows:

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  The investment professionals of the Advisor provide recent portfolio company financial statements and other reporting materials to independent valuation firms approved by our board of directors.

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  Such firms evaluate this information along with relevant observable market data to conduct independent appraisals each quarter, and their preliminary valuation conclusions are documented and discussed with senior management of the Advisor.

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  The fair value of smaller investments comprising in the aggregate less than 5% of our total capitalization may be determined by the Advisor in good faith in accordance with our valuation policy without the employment of an independent valuation firm.

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  The audit committee of the board of directors discusses the valuations, and the board of directors approves the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms (to the extent applicable) and the audit committee of the board of directors.

        Those investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, our principal market (as the reporting entity) and enterprise values.

        When valuing all of our investments, we strive to maximize the use of observable inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of us. Unobservable inputs are inputs that reflect our assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

        Our investments may be categorized based on the types of inputs used in their valuation. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Investments are classified by GAAP into the three broad levels as follows:

          Level 1 — Investments valued using unadjusted quoted prices in active markets for identical assets.

          Level 2 — Investments valued using other unadjusted observable market inputs, e.g. quoted prices in markets that are not active or quotes for comparable instruments.

          Level 3 — Investments that are valued using quotes and other observable market data to the extent available, but which also take into consideration one or more unobservable inputs that are significant to the valuation taken as a whole.

        As of December 31, 2013, 0.1% of our investments were categorized as Level 1, 19.0% were categorized as Level 2, 79.0% were Level 3 investments valued based on valuations by independent third party sources, and 1.9% were Level 3 investments valued based on valuations by the Advisor.

        Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the financial statements.

  Revenue recognition

        Interest and dividend income, including income paid in kind, is recorded on an accrual basis to the extent that such amounts are determined to be collectible. Origination, structuring, closing, commitment and other upfront fees earned with respect to capital commitments are generally amortized or accreted into interest income over the life of the respective debt investment. Other fees, including certain amendment fees, prepayment fees and commitment fees on broken deals, are recognized as earned. Prepayment fees and similar income received upon the early repayment of a loan or debt security are included in interest income.

        Certain of our debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. GAAP also requires that we consider the collectability of interest when making accruals. Accordingly, when accounting for purchase discounts, we recognize discount accretion income when it is probable that such amounts will be collected.

  Net realized gains or losses and net change in unrealized appreciation or depreciation

        We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Realized gains and losses are computed using the specific identification method. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Portfolio and investment activity

        During the year ended December 31, 2013, we invested approximately $471.1 million across 34 new and 10 existing portfolio companies. Of these investments, 98% were in senior secured debt comprised of senior loans ($381.9 million, or 81% of the total) and senior secured notes ($81.9 million, or 17% of the total). The remaining $7.3 million (2% of the total) were comprised of two equity investments and PIK payments received on investments in unsecured debt. Additionally, we received approximately $235.6 million in proceeds from sales or repayments of investments during the year ended December 31, 2013. During the year ended December 31, 2012, we invested approximately $359.0 million across 28 new and 14 existing portfolio companies. Of these investments, 98% were senior secured debt comprised of senior loans ($312.6 million, or 87% of the total) and senior secured notes ($40.3 million, or 11% of the total). The remaining $6.1 million (2% of the total) of new investments were in unsecured debt and equity securities. Additionally, we received approximately $211.2 million in proceeds from sales or repayments of investments during year ended December 31, 2012 respectively.

        At December 31, 2013, our investment portfolio of $766.3 million (at fair value) consisted of 67 portfolio companies and was invested 95% in debt investments, of which 98% was in senior secured debt and 2% in unsecured or subordinated debt. In aggregate, our investment portfolio was invested 76% in senior secured loans, 17% in senior secured notes, 2% in unsecured or subordinated debt, and 5% in equity investments. Our average portfolio company investment at fair value was approximately $11.4 million. Our largest portfolio company investment by value was approximately $21.3 million and our five largest portfolio company investments by value comprised approximately 13% of our portfolio at December 31, 2013. At December 31, 2012, our investment portfolio of $517.7 million (at fair value) consisted of 54 portfolio companies and was invested 93% in debt investments, of which 96% was in senior secured debt and 4% in unsecured or subordinated debt. In aggregate, our investment portfolio was invested 77% in senior secured loans, 12% in senior secured notes, 4% in unsecured or subordinated debt, and 7% in equity investments. Our average portfolio company investment at fair value was approximately $9.6 million. Our largest portfolio company investment by value was approximately $19.4 million and our five largest portfolio company investments by value comprised approximately 17% of our portfolio at December 31, 2012.

        The industry composition of our portfolio at fair value at December 31, 2013 was as follows:

Industry	Percent of Total Investments
Software Publishers	7.4%
Computer Systems Design and Related Services	5.6%
Wireless Telecommunications	4.2%
Newspaper, Periodical, Book, and Directory Publishers	4.0%
Nondepository Credit Intermediation	3.3%
Wired Telecommunications Carriers	3.3%
Professional, Scientific, and Technical Services	3.2%
Radio and Television Broadcasting	3.2%
Scheduled Air Transportation	2.9%
Communications Equipment Manufacturing	2.6%
Nonscheduled Air Transportation	2.5%
Retail	2.4%
Scientific Research and Development Services	2.3%
Electric Power Generation, Transmission and Distribution	2.3%
Chemical Manufacturing	2.3%
Advertising, Public Relations, and Related Services	2.2%
Business Support Services	2.2%
Electrical Equipment and Component Manufacturing	2.1%
Textile Furnishings Mills	2.1%
Full-Service Restaurants	2.1%
Oil and Gas Extraction	2.0%
Motion Picture and Video Industries	2.0%
Grocery Stores	2.0%
Structured Note Funds	2.0%
Semiconductor and Other Electronic Component Manufacturing	2.0%
Architectural, Engineering, and Related Services	1.9%
Gaming Industries	1.9%
Plastics Products Manufacturing	1.9%
Other Telecommunications	1.8%
Inland Water Transportation	1.7%
Artificial Synthetic Fibers and Filaments Manufacturing	1.5%
Promoters of Performing Arts, Sports, and Similar Events	1.4%
Fabricated Metal Product Manufacturing	1.4%
Specialty Hospitals	1.4%
Satellite Telecommunications	1.3%
Nonresidential Building Construction	1.3%
Merchant Wholesalers	1.2%
Computer Equipment Manufacturing	1.2%
Data Processing, Hosting, and Related Services	1.1%
Beverage Manufacturing	1.1%
Accounting, Tax Preparation, Bookkeeping, and Payroll Services	1.1%
Petroleum and Coal Products Manufacturing	1.0%
Other	3.6%

Total	100.0%

        The weighted average effective yield of the debt securities in our portfolio was 10.9% at December 31, 2013 and 11.3% at December 31, 2012. The weighted average effective yields on our senior debt and other debt investments were 10.9% and 13.1%, respectively, at December 31, 2013, versus 11.4% and 9.9% at December 31, 2012.

        At December 31, 2013, 71.2% of our debt investments bore interest based on floating rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate, and 28.8% bore interest at fixed rates. The percentage of our floating rate debt investments that bore interest based on an interest rate floor was 92.1% at December 31, 2013. At December 31, 2012, 63.8% of our debt investments bore interest based on floating rates and 36.2% bore interest at fixed rates. The percentage of our floating rate debt investments that bore interest based on an interest rate floor was 95.6% at December 31, 2012.

Results of operations

        Results of operations through April 2, 2012 reflect a portfolio prior to the Conversion with different investment objectives, and accordingly are not directly comparable to the same period in 2013.

  Investment income

        Investment income totaled $69.6 million, $52.2 million and $54.9 million, respectively, for the years ended December 31, 2013, 2012 and 2011, of which $67.0 million, $49.3 million and $42.1 million were attributable to interest and fees on our debt investments, $0.0 million, $1.8 million and $10.6 million to dividends from equity securities, and $2.6 million, $1.1 million and $2.1 million to other income, respectively. The increase in investment income in the year ended December 31, 2013 compared to the year ended December 31, 2012 reflects an increase in interest income due to the larger investment portfolio and a higher percentage of the portfolio in income-producing assets in the year ended December 31, 2013 compared to the year ended December 31, 2012 and an increase in other income, offset somewhat by a decrease in dividend income. The decrease in investment income in the year ended December 31, 2012 compared to the year ended December 31, 2011 reflects significant dividends received from two equity positions in the year ended December 31, 2011 totaling $10.6 million compared to receipt of $1.8 million in dividends from one equity investment in the year ended December 31, 2012, partially offset by an increase in interest income due to the larger investment portfolio and the higher percentage of the portfolio in income-producing assets in the year ended December 31, 2012 compared to the year ended December 31, 2011.

  Expenses

        Total operating expenses for the years ended December 31, 2013, 2012 and 2011 were $14.3 million, $10.4 million and $9.2 million respectively, comprised of $8.8 million, $6.9 million and $6.8 million in base management fees, $0.8 million, $1.6 million and $0.3 million in legal and professional fees (including professional fees related to the Conversion), $1.5 million, $0.4 million and $0.5 million in interest expense and fees related to the Revolving Facilities, $0.9 million, $0.4 million and $0.4 million in amortization of debt issuance costs, and $2.3 million, $1.5 million and $1.2 million in other expenses, respectively. The increase in expenses in the year ended December 31, 2013 compared to the year ended December 31, 2012 primarily reflects the increase in management fees due to the larger portfolio, the increase in interest expense and fees related to the increase in available and outstanding debt, and approximately $0.8 million in administration expenses previously waived by the Administrator. The increase in expenses in the year ended December 31, 2012 compared to the year ended December 31, 2011 primarily reflects $0.4 million in professional fees relating to the Conversion and an overall increase in ongoing professional fees subsequent to the Conversion.

  Net investment income

        Net investment income was $54.3 million, $40.3 million and $45.6 million respectively, for the years ended December 31, 2013, 2012 and 2011. The increase in in net investment income in the year ended December 31, 2013 compared to the year ended December 31, 2012 primarily reflects the increased interest income in the year ended December 31, 2013, partially offset by the increase in expenses. The decrease in in net investment income in the year ended December 31, 2012 compared to the year ended December 31, 2011 primarily reflects the decrease in dividend income, the increase in professional fees and other expenses, and the excise tax expense, partially offset by the increase in interest and other income in the year ended December 31, 2012.

  Net realized and unrealized gain or loss

        Net realized gains (losses) for the years ended December 31, 2013, 2012 and 2011 were $(47.4) million, $(16.0) million and $18.1 million respectively. Net realized losses during the year ended December 31, 2013 were primarily due to a charge of $45.1 million from the tender of all of our shares of common stock of Bally Total Fitness Holding Corporation ("BTF"). The tender price was slightly higher than the fair value as of December 31, 2012 and had a de minimis impact on net asset value. This charge was previously included in unrealized losses at the beginning of the year. The initial BTF investment was acquired at a significant discount as part of our legacy distressed debt strategy and generated substantial cash interest income. Additionally, we took a charge of $7.0 million on the recapitalization of AGY Holding Corp. ("AGY"), a transaction in which we received both new debt and preferred equity in a deleveraged company. The initial AGY investment was also part of our legacy distressed debt strategy and has generated substantial cash interest income. Excluding these charges, net realized gains for the year ended December 31, 2013 were $4.7 million.

        The net realized losses during the year ended December 31, 2012 were due to a charge of $33.8 million on a restructuring of Bulgaria Telecom, $29.3 million of which were previously included in unrealized losses, and a reorganization charge on one other debt investment of $(5.5) million, partially offset by a gain of $17.0 million from the sale of International Wire Group Holdings, Inc. equity, and net gains of $6.3 million primarily from three debt investments. For the years ended December 31, 2013, 2012 and 2011, the change in net unrealized appreciation or depreciation was $56.5 million, $3.2 million and $(57.0) million, respectively.

  Income tax expense, including excise tax

        The Holding Company has elected to be treated as a RIC under Subchapter M of the Internal Revenue Code (the "Code") and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Holding Company must, among other things, timely distribute to its stockholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. The Holding Company has made and intends to continue to make the requisite distributions to its stockholders which will generally relieve the Holding Company from U.S. federal income taxes.

        Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income. For the year ended December 31, 2013, an expense of $1.0 million was recorded for U.S. federal excise tax, which related to 2013 income. For the year ended December 31, 2012, an expense of $1.5 million was recorded for U.S. federal excise tax, which related to 2012 and 2011 income. There was no U.S. federal excise tax recorded during the year ended December 31, 2011.

  Dividends to preferred equity holders

        Dividends on the Preferred Interests for the years ended December 31, 2013, 2012 and 2011 were $1.5 million, $1.6 million, and $1.5 million, respectively, as average LIBOR rates for the three periods were similar.

  Incentive compensation

        Incentive compensation distributable to the General Partner for the year ended December 31, 2013 was $11.2 million. Incentive compensation for the year ended December 31, 2013 was distributable due to our performance exceeding the total return threshold. Pursuant to the terms of the management agreements of the Holding Company and the Operating Company, no incentive compensation was payable prior to January 1, 2013. The change in reserve for incentive compensation to the General Partner for the year ended December 31, 2013 was $1.2 million. The change in reserve for incentive compensation for the year ended December 31, 2013 reflects the amount in excess of distributable incentive compensation which would have been earned by the General Partner had we liquidated at net asset value at December 31, 2013.

  Net increase or decrease in net assets resulting from operations

        The net increase in net assets resulting from operations was $49.5 million, $25.9 million and $5.2 million for the years ended December 31, 2013, 2012 and 2011, respectively. The higher net increase in net assets resulting from operations for the year ended December 31, 2013 compared to the year ended December 31, 2012 primarily reflects the increase in net investment income and the increase in net realized and unrealized gains, partially offset by the commencement of incentive compensation. The higher net increase in net assets resulting from operations for the year ended December 31, 2012 compared to the year ended December 31, 2011 primarily reflects a lower net realized and unrealized loss, partially offset by the decrease in dividend income.

Liquidity and capital resources

        Since our inception, our liquidity and capital resources have been generated primarily through the initial private placement of common shares of SVCF (the predecessor entity) which were subsequently converted to common stock of the Holding Company, the net proceeds from the initial and secondary public offerings of our common stock, draws on our Leverage Program, and cash flows from operations, including investments sales and repayments and income earned from investments and cash equivalents. The primary uses of cash have been investments in portfolio companies, cash distributions to our equity holders, payments to service our Leverage Program and other general corporate purposes.

        On May 17, 2013, the Leverage Program was expanded with the issuance of the TCPC Funding Facility. This facility is a senior secured revolving credit facility, pursuant to which amounts may be drawn up to $100 million subject to certain collateral and other restrictions. The facility is expandable to $200 million subject to the consent of the lender and other customary conditions.

        Amounts outstanding and available under the combined Leverage Program at December 31, 2013 were as follows:

	Rate*	Outstanding	Available	Total Facility
Operating Company Facility	L+44	$45,000,000	$71,000,000	$116,000,000
TCPC Funding Facility	L+275	50,000,000	50,000,000	100,000,000
Preferred Interests	L+85	134,000,000	—	134,000,000

Total Leverage Program		$229,000,000	$121,000,000	$350,000,000

*
Based on either LIBOR or the lender's cost of funds, subject to certain limitations.

        Net cash used in operating activities during the year ended December 31, 2013 was $195.5 million. Our primary use of cash in operating activities during this period consisted of the settlement of acquisitions of investments (net of dispositions) of $232.8 million, partially offset by net investment income less preferred dividends and incentive allocation (net of non-cash income and expenses) of approximately $37.3 million.

        Net cash provided by financing activities was $200.5 million during the year ended December 31, 2013, consisting primarily of $224.6 million of net proceeds from the public offerings of our common stock on May 24, 2013, October 1, 2013, and December 18, 2013, and $21.0 million of net draws under our Revolving Facilities, reduced by $40.5 million of dividends on common equity, $1.5 million of dividends on the Preferred Interests, and payment of $3.1 million in debt issuance costs.

        At December 31, 2013, we had $23.0 million in cash and cash equivalents.

        The Revolving Facilities are secured by substantially all of the assets in our portfolio, including cash and cash equivalents, and are subject to compliance with customary affirmative and negative covenants, including the maintenance of a minimum shareholders' equity, the maintenance of a ratio of not less than 200% of total assets (less total liabilities other than indebtedness) to the sum of total preferred equity and indebtedness, and restrictions on certain payments and issuance of debt. Economic conditions, like those that began in 2007 and which have continued, may result in a decrease in the value of our investments, which would affect both the asset coverage ratios and the value of the collateral securing the Revolving Facilities, and may therefore impact our ability to borrow under the Revolving Facilities. In addition to regulatory restrictions that restrict our ability to raise capital, the Leverage Program contains various covenants which, if not complied with, could accelerate repayment under the Revolving Facilities or require redemption of the Preferred Interests, thereby materially and adversely affecting our liquidity, financial condition and results of operations. At December 31, 2013, we were in compliance with all financial and operational covenants required by the Leverage Program.

        Economic conditions, like those that began in 2007 and which have continued, while creating attractive opportunities for us, may decrease liquidity and raise the cost of capital generally, which could limit our ability to renew, extend or replace the Leverage Program on terms as favorable as are currently included therein. If we are unable to renew, extend or replace the Leverage Program upon the various dates of maturity, we expect to have sufficient funds to repay the outstanding balances in full from our net investment income and sales of, and repayments of principal from, our portfolio company investments, as well as from anticipated debt and equity capital raises, among other sources. Economic conditions, like those that began in 2007 and which have continued, may limit our ability to raise capital or the ability of the companies in which we invest to repay our loans or engage in a liquidity event, such as a sale, recapitalization or initial public offering. The Operating Company Facility matures in July 2016 and the Preferred Interests will be subject to mandatory redemption in July 2016. The TCPC Funding Facility matures in May 2017. Any inability to renew, extend or replace the Revolving Facilities or replace the Preferred Interests could adversely impact our liquidity and ability to find new investments or maintain distributions to our stockholders.

        Challenges in the market are intensified for us by certain regulatory limitations under the Code and the 1940 Act. To maintain our qualification as a RIC, we must satisfy, among other requirements, an annual distribution requirement to pay out at least 90% of our ordinary income and short-term capital gains to our stockholders. Because we are required to distribute our income in this manner, and because the illiquidity of many of our investments may make it difficult for us to finance new investments through the sale of current investments, our ability to make new investments is highly dependent upon external financing. While we anticipate being able to continue to satisfy all covenants and repay the outstanding balance under the Leverage Program when due, there can be no assurance that we will be able to do so, which could lead to an event of default.

Contractual obligations

        In addition to obligations under our Leverage Program, we have entered into several contracts under which we have future commitments. Pursuant to an investment management agreement, the Advisor manages our day-to-day operations and provides investment advisory services to us. Payments under the investment management agreement will be equal to a percentage of the value of our gross assets (excluding cash and cash equivalents) and an incentive compensation, plus reimbursement of certain expenses incurred by the Advisor. Under our administration agreement, the Administrator provides us with administrative services, facilities and personnel. Payments under the administration agreement are equal to an allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us, and may include rent and our allocable portion of the cost of certain of our officers and their respective staffs. We are responsible for reimbursing the Advisor for due diligence and negotiation expenses, fees and expenses of custodians, administrators, transfer and distribution agents, counsel and directors, insurance, filings and registrations, proxy expenses, expenses of communications to investors, compliance expenses, interest, taxes, portfolio transaction expenses, costs of responding to regulatory inquiries and reporting to regulatory authorities, costs and expenses of preparing and maintaining our books and records, indemnification, litigation and other extraordinary expenses and such other expenses as are approved by the directors as being reasonably related to our organization, offering, capitalization, operation or administration and any portfolio investments, as applicable. The Advisor is not responsible for any of the foregoing expenses and such services are not investment advisory services under the 1940 Act. Either party may terminate each of the investment management agreement and administration agreement without penalty upon not less than 60 days' written notice to the other.

Distributions

        Our quarterly dividends and distributions to common stockholders are recorded on the ex-dividend date and are determined under guidelines established by our board of directors. Distributions are declared considering our estimate of annual taxable income available for distribution to stockholders and the amount of taxable income carried over from the prior year for distribution in the current year. We do not have a policy to pay distributions at a specific level and expect to continue to distribute substantially all of our taxable income. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

        The following tables summarize dividends declared for the years ended December 31, 2013 and December 31, 2012:

Date Declared	Record Date	Payment Date	Amount Per Share		Total Amount
March 7, 2013	March 18, 2013	March 29, 2013	$0.40	*	$8,591,051
May 8, 2013	June 7, 2013	June 28, 2013	$0.36		$9,595,344
August 8, 2013	September 9, 2013	September 30, 2013	$0.36		$9,595,692
November 7, 2013	December 10, 2013	December 31, 2013	$0.41	*	$12,720,169

Total for year ended December 31, 2013			$1.53		$40,502,256

March 9, 2012	March 29, 2012	April 3, 2013	$0.34	†	$5,400,000
April 3, 2012	June 15, 2012	June 29, 2012	$0.34		$7,301,716
August 9, 2012	September 14, 2012	September 28, 2012	$0.35		$7,516,472
November 7, 2012	December 17, 2012	December 31, 2012	$0.40	*	$8,590,586

Total for year ended December 31, 2012			$1.43		$28,808,774

*
Includes a special dividend of $0.05.

†
Based on 15,725,635 pro-forma converted shares before the initial public offering.

        The following table summarizes the total shares issued in connection with our dividend reinvestment plan for the years ended December 31, 2013 and 2012:

	2013	2012
Shares Issued	2,288	1,993
Average Price Per Share	$16.35	$15.25
Proceeds	$37,416	$30,385

        We have elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain favorable RIC tax treatment, we must distribute annually to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of:

  •
  98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

  •
  98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period generally ending on October 31 of the calendar year; and

  •
  certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

        We may, at our discretion, carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. If we choose to do so, all other things being equal, this would increase expenses and reduce the amounts available to be distributed to our stockholders. We will accrue excise tax on estimated taxable income as required. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment.

        We have adopted an "opt in" dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend or other distribution payable in cash, each stockholder that has not "opted in" to our dividend reinvestment plan will receive such dividends in cash, rather than having their dividends automatically reinvested in additional shares of our common stock.

        We may not be able to achieve operating results that will allow us to make dividends and distributions at a specific level or to increase the amount of these dividends and distributions from time to time. Also, we may be limited in our ability to make dividends and distributions due to the asset coverage test applicable to us as a BDC under the 1940 Act and due to provisions in our existing and future credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of favorable RIC tax treatment. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as PIK interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a RIC and may be subject to an excise tax.

        In order to satisfy the annual distribution requirement applicable to RICs, we have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution would be treated as a dividend for U.S. federal income tax purposes.

Related Parties

        We have entered into a number of business relationships with affiliated or related parties, including the following:

  •
  Each of the Holding Company, the Operating Company, and TCPC Funding has entered into an investment management agreement with the Advisor.

  •
  The Administrator provides us with administrative services necessary to conduct our day-to-day operations. For providing these services, facilities and personnel, the Administrator may be reimbursed by us for expenses incurred by the Administrator in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our officers and the Administrator's administrative staff and providing, at our request and on our behalf, significant managerial assistance to our portfolio companies to which we are required to provide such assistance.

  •
  We have entered into a royalty-free license agreement with the Advisor, pursuant to which the Advisor has agreed to grant us a non-exclusive, royalty-free license to use the name "TCP."

  •
  Pursuant to its limited partnership agreement, the general partner of the Operating Company is SVOF/MM, LLC. SVOF/MM, LLC is an affiliate of the Advisor and the general partners or managing member of certain other funds managed by the Advisor.

        The Advisor and its affiliates, employees and associates currently do and in the future may manage other funds and accounts. The Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds or accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among us and those accounts. In general, the Advisor will allocate investment opportunities pro rata among us and the other funds and accounts

(assuming the investment satisfies the objectives of each) based on the amount of committed capital each then has available. The allocation of certain investment opportunities in private placements is subject to independent director approval pursuant to the terms of the co-investment exemptive order applicable to us. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, we may desire to retain an asset at the same time that one or more other funds or accounts desire to sell it or we may not have additional capital to invest at a time the other funds or accounts do. If the Advisor is unable to manage our investments effectively, we may be unable to achieve our investment objective. In addition, the Advisor may face conflicts in allocating investment opportunities between us and certain other entities that could impact our investment returns. While our ability to enter into transactions with our affiliates is restricted under the 1940 Act, we have received an exemptive order from the SEC permitting certain affiliated investments subject to certain conditions. As a result, we may face conflict of interests and investments made pursuant to the exemptive order conditions which could in certain circumstances affect adversely the price paid or received by us or the availability or size of the position purchased or sold by us.

Recent Developments

        From January 1, 2014 through February 28, 2014, the Operating Company has invested approximately $45.4 million in four investments and a $6.25 million commitment with a combined effective yield of approximately 10.3%.

        On February 21, 2014, we filed a report on Form 8-K announcing the expansion of the TCPC Funding Facility from $100.0 million in available debt to $150.0 million in available debt. The facility's maturity date was also extended from May 15, 2016 to May 15, 2017 and its interest rate was reduced from LIBOR plus 2.75% per annum to LIBOR plus 2.50% per annum, subject to certain minimum borrowing requirements. The amendment was effective March 15, 2014.

        On March 6, 2014, the Holding Company's board of directors declared a regular first quarter cash dividend of $0.36 per share payable on March 31, 2014 to stockholders of record as of the close of business on March 17, 2014.

        On April 22, 2014, the Operating Company's wholly-owned subsidiary, TCPC SBIC, received a license from the SBA to operate under the Small Business Investment Act of 1958 ("SBA Act") as a small business investment company ("SBIC").

        TCPC SBIC relies on Section 3(c)(7) of the 1940 Act for an exemption from the definition of "investment company" under the 1940 Act. TCPC SBIC follows the same investment objective and strategy as the Holding Company with a focus on smaller companies. SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses generally include businesses that have a tangible net worth not exceeding $18.0 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, an SBIC must devote 25.0% of its investment activity to "smaller" enterprises as defined by the SBA. A smaller enterprise is generally one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. Under the SBA Act and current SBA policy applicable to SBICs, an SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. Under the 1940 Act, the leverage limitations generally applicable to BDCs do not apply to debt of SBICs held or guaranteed by the SBA. In order to ensure that this relief is applicable to the Company upon consolidation of TCPC SBIC, the Company has applied for exemptive relief from the SEC to permit it to exclude the debt of TCPC SBIC guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio the Company is required to maintain under the 1940 Act.

        Effective as of April 28, 2014, Todd Jaquez-Fissori joined the Holding Company as a Managing Director.

        On May 23, 2014, TCPC SBIC received a $75.0 million leverage commitment from the SBA.

        On June 9, 2014, we exercised the accordion feature of the TCPC Funding Facility and increased the aggregate principal commitment amount to $200.0 million. The accordion feature was also expanded to $250.0 million, subject to consent of the administrative agent and other customary conditions.

        On June 17, 2014, we closed a private placement of $100.0 million aggregate principal amount of 5.25% convertible senior unsecured notes due 2019 (the "2019 Notes"). The 2019 Notes bear interest at a rate of 5.25% per year, payable semiannually on June 15 and December 15 each year, beginning December 15, 2014. The 2019 Notes will mature on December 15, 2019. In certain circumstances, the 2019 Notes will be convertible into shares of our common stock based on an initial conversion rate of 50.9100 shares of our common stock per $1,000.0 principal amount of the 2019 Notes, which is equivalent to an initial conversion price of approximately $19.64 per share of common stock, subject to customary anti-dilution adjustments.

        On June 27, 2014, the initial purchasers exercised their overallotment option and purchased an additional $8.0 million in aggregate principal amount of the 2019 Notes. With the exercise of the overallotment option, a total of $108.0 million in aggregate principal amount of the 2019 Notes are issued and outstanding as of June 27, 2014. Net Proceeds to us from the Offering, including the exercise of the overallotment option, were approximately $104.8 million.

QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK

        We are subject to financial market risks, including changes in interest rates. At December 31, 2013, 71.2% of our debt investments bore interest based on floating rates, such as one-month or three-month LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate. The interest rates on such investments generally reset by reference to the current market index after one to six months. At December 31, 2013, the percentage of our floating rate debt investments that bore interest based on an interest rate floor was 92.1%. Floating rate investments subject to a floor generally reset by reference to the current market index after one to six months only if the index exceeds the floor.

        Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. Because we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We assess our portfolio companies periodically to determine whether we believe such companies will be able to continue making interest payments in the event that interest rates increase. However, there can be no assurances that the portfolio companies will be able to meet their contractual obligations at any or all levels of increases in interest rates.

        Based on our December 31, 2013 balance sheet, the following table shows the annual impact on net income (excluding the related incentive compensation impact) of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

	Impact on
Basis Point Change	Interest income	Interest Expense	Net Income(1)
Up 300 basis points	$11,218,688	$(6,870,000)	$4,948,688
Up 200 basis points	$5,917,639	$(4,580,000)	$1,337,639
Up 100 basis points	$932,495	$(2,290,000)	$(1,357,505)
Down 100 basis points	$(137,247)	$559,218	$424,971
Down 200 basis points	$(137,247)	$559,218	$424,971
Down 300 basis points	$(137,247)	$559,218	$424,971

(1)
Impact on Net Income equals impact on Interest Income less impact on Interest Expense.

INVESTMENT PORTFOLIO

        The following is a listing of each portfolio company investment, together referred to as our investment portfolio, at December 31, 2013. Percentages shown for class of securities held by us represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership. Percentages shown for equity securities other than warrants or options represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own on a fully diluted basis assuming we exercise our warrants or options. Each variable rate debt investment that is determined by a reference to LIBOR resets either monthly or quarterly.

        On December 31, 2013, our board of directors approved the valuation of our investment portfolio at fair value as determined in good faith using a consistently applied valuation process in accordance with our documented valuation policy that has been reviewed and approved by our board of directors, who also approve in good faith the valuation of such securities as of the end of each quarter. For more information relating to our investments, see our schedules of investments included in our financial statements appearing elsewhere in this prospectus.

Investment	Company Address	Principal Amount or Shares	Cost	Fair Value (in U.S. $)	Percent of Class
Debt Investments*
Bank Debt(1)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services
Expert Global Solutions, LLC, Senior Secured 1st Lien Term Loan B, LIBOR + 7.25% (Q), 1.25% LIBOR Floor, due 4/3/18	507 Prudential Road, Horsham, PA 19044	$699,754	701,280	703,691
Expert Global Solutions, LLC, Senior Secured 2nd Lien Term Loan, LIBOR + 11% (Q), 1.5% LIBOR Floor, due 10/3/18	507 Prudential Road, Horsham, PA 19044	$7,434,877	7,228,004	7,382,833

Total Accounting, Tax Preparation, Bookkeeping, and Payroll Services			7,929,284	8,086,524
Advertising, Public Relations, and Related Services
Doubleplay III Limited, Senior Secured 1st Lien Facility A1 Term Loan, EURIBOR + 6.25% (Q), 1.25% EURIBOR Floor, due 3/18/18 — (United Kingdom)(4),(10)	20-22 Bedford Row, London, England WC1R 4JS	$13,165,705	16,428,630	16,736,606
Artificial Synthetic Fibers and Filaments Manufacturing
AGY Holding Corp., Senior Secured Term Loan, 12%, due 9/15/16(2)	2556 Wagener Rd, Aiken, SC 29801	$2,056,927	2,056,927	2,056,927
Business Support Services
STG-Fairway Acquisitions, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 9.25% (Q), 1.25% LIBOR Floor, due 8/28/19	100 Carillon Parkway, St. Petersburg, FL 33716	$14,643,455	13,944,123	14,929,002

Investment	Company Address	Principal Amount or Shares	Cost	Fair Value (in U.S. $)	Percent of Class
Chemical Manufacturing
Archroma, Senior Secured Lien Term Loan B, LIBOR + 8.25% (Q), 1.25% LIBOR Floor, due 9/30/18	Neuhofstrasse 11, 4153 Reinach, Switzerland	$17,456,250	17,107,125	17,401,699
Communications Equipment Manufacturing
Globecomm Systems Inc., Senior Secured 1st Lien Term Loan, LIBOR + 7.625% (Q), 1.25% LIBOR Floor, due 12/11/18(2)	45 Oser Ave., Hauppauge, NY 11788-3816	$15,000,000	14,850,000	15,097,500
Computer Equipment Manufacturing
ELO Touch Solutions, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 10.5% (Q), 1.5% LIBOR Floor, due 12/1/18	301 Constitution Dr., Menlo Park, CA 94025	$10,000,000	9,666,672	9,100,000
Converted Paper Products Manufacturing
Ranpak Corp., Senior Secured 2nd Lien Term Loan, LIBOR + 7.25% (Q), 1.25% LIBOR Floor, due 4/23/20	7990 Auburn Rd, Painesville, OH 44077	$3,469,573	3,434,877	3,573,660
Computer Systems Design and Related Services
Blue Coat Systems, Inc., Senior Secured 1st Lien Revolver Term Loan, LIBOR + 3.5% (Q), 1% LIBOR Floor, due 5/31/18	420 N. Mary Ave., Sunnyvale, CA 94085	$4,500,000	3,540,000	4,060,800
Blue Coat Systems, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 8.5% (Q), 1% LIBOR Floor, due 6/28/20	420 N. Mary Ave., Sunnyvale, CA 94085	$15,000,000	14,878,125	15,300,000
OnX Enterprise Solutions, Ltd., Senior Secured 1st Lien Term Loan, LIBOR + 7% (Q), due 9/3/18 LIBOR + 7% , due 9/3/18	18101 Von Karman Ave. #400, Irvine, CA 92612	$10,640,000	10,483,300	10,709,160
OnX USA, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 7% (Q), due 9/3/18	18101 Von Karman Ave. #400, Irvine, CA 92612	$5,320,000	5,244,790	5,354,580
Websense, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 7.25% (Q), 1% LIBOR Floor, due 12/27/20	10240 Sorrento Valley Rd., San Diego, CA 92121	$7,200,000	7,164,000	7,218,000

Total Computer Systems Design and Related Services			41,310,215	42,642,540

Investment	Company Address	Principal Amount or Shares	Cost	Fair Value (in U.S. $)	Percent of Class
Electric Power Generation, Transmission and Distribution
Panda Sherman Power, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 7.5% (Q), 1.5% LIBOR Floor, due 9/14/18	4100 Spring Valley Road, Suite 1001, Dallas, TX 75244	$11,070,172	10,932,474	11,402,277
Panda Temple Power II, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 6% (Q), 1.25% LIBOR Floor, due 4/3/19	4100 Spring Valley Road, Suite 1001, Dallas, TX 75244	$5,892,970	5,834,041	6,069,759

Total Electric Power Generation, Transmission and Distribution			16,766,515	17,472,036
Electrical Equipment and Component Manufacturing
Palladium Energy, Inc., 1st Lien Senior Secured Term Loan, LIBOR + 9% (Q), 1% LIBOR Floor, due 12/26/17	335 Edison Way, Reno, NV 89502	$16,500,317	16,225,541	16,426,066
Financial Investment Activities
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5% (M), due 12/31/22(11)	1200 17th Street, Suite 1600, Denver, CO 80202	$10,637,623	13,394,183	3,882,732
Freight Transportation Arrangement
Livingston International, Inc., 2nd Lien Term Loan, LIBOR + 7.75% (Q), 1.25% LIBOR Floor, due 4/18/20(10)	5777 W Century Blvd., Suite 960, Los Angeles, CA 90045	$3,665,217	3,597,620	3,756,848
Full-Service Restaurants
RM Holdco, LLC, Subordinated Convertible Term Loan, 1.12% PIK, due 3/21/18(2)	5660 Katella Ave., Suite 100, Cypress, CA 90630	$5,164,796	5,164,796	2,197,621
RM OpCo, LLC, Convertible 1st Lien Term Loan Tranche B-1, 12% Cash + 7% PIK, due 3/21/16(2)	5660 Katella Ave., Suite 100, Cypress, CA 90630	$1,370,199	1,339,883	1,370,199
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche A, 11%, due 3/21/16(2)	5660 Katella Ave., Suite 100, Cypress, CA 90630	$3,626,947	3,626,947	3,626,947
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B, 12% Cash + 7% PIK, due 3/21/16(2)	5660 Katella Ave., Suite 100, Cypress, CA 90630	$6,825,328	6,825,328	6,825,328
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B-1, 12% Cash + 7% PIK, due 3/21/16(2)	5660 Katella Ave., Suite 100, Cypress, CA 90630	$2,150,088	2,109,019	2,150,088

Total Full-Service Restaurants			19,065,973	16,170,183

Investment	Company Address	Principal Amount or Shares	Cost	Fair Value (in U.S. $)	Percent of Class
Gaming Industries
AP Gaming I, LLC, Senior Secured 1st Lien Term Loan B, LIBOR + 8.25% (Q), 1% LIBOR Floor, due 12/20/20	6680 Amelia Earhart Court, Las Vegas, NV 89119	$15,000,000	14,550,000	14,737,500
Grocery Stores
Bashas, Inc., Senior Secured 1st Lien FILO Term Loan, LIBOR + 9.35% (M), 1.5% LIBOR Floor, due 12/28/15	22402 S. Basha Road, Chandler, AZ 85248	$14,843,788	14,802,168	15,066,445
Inland Water Transportation
US Shipping Corp, Senior Secured 1st Lien Term Loan B, LIBOR + 7.75% (Q), 1.25% LIBOR Floor, due 4/30/18	399 Thornall St., Edison, NJ 08837	$12,603,333	12,477,300	12,965,679
Insurance Related Activities
Confie Seguros Holding II Co., 2nd Lien Term Loan, LIBOR + 9% (M), 1.25% LIBOR Floor, due 5/8/19	6722 Orangethorpe Ave., Suite 200, Buena Park, CA 90620	$6,341,809	6,245,733	6,391,370
Merchant Wholesalers
Envision Acquisition Company, LLC, 2nd Lien Term Loan, LIBOR + 8.75% (M), 1% LIBOR Floor, due 11/4/21	2181 East Aurora Rd, Suite 201, Twinsburg, OH 44087	$9,079,011	8,897,430	9,192,498
Motion Picture and Video Industries
CORE Entertainment, Inc., Senior Secured 1st Lien Term Loan, 9%, due 6/21/17	650 Madison Ave., New York, NY 10022	$9,462,231	9,381,116	8,610,631
CORE Entertainment, Inc., Senior Secured 2nd Lien Term Loan, 13.5%, due 6/21/18	650 Madison Ave., New York, NY 10022	$7,569,785	7,502,054	6,858,225

Total Motion Picture and Video Industries			16,883,170	15,468,856
Newspaper, Periodical, Book, and Directory Publishers
Hanley-Wood, LLC, 1st Lien FILO Term Loan, LIBOR + 6.75% (Q), 1.25% LIBOR Floor, due 7/15/18	6222 Wilshire Blvd., Los Angeles, CA 90048	$16,707,600	16,707,600	16,699,246
MediMedia USA, Inc., 1st Lien Revolver, LIBOR + 6.75% (M), due 5/20/18	780 Township Line Rd, Morrisville, PA 19067	$4,960,000	3,797,500	4,523,908
MediMedia USA, Inc., 1st Lien Term Loan, LIBOR + 6.75% (M), 1.25% LIBOR Floor, due 11/20/18	780 Township Line Rd, Morrisville, PA 19067	$9,701,250	9,433,029	9,458,719

Total Newspaper, Periodical, Book, and Directory Publishers			29,938,129	30,681,873

Investment	Company Address	Principal Amount or Shares	Cost	Fair Value (in U.S. $)	Percent of Class
Nonresidential Building Construction
NCM Group Holdings, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 11.5% (Q), 1% LIBOR Floor, due 8/29/18	404 North Berry Street, Brea, CA 92821	$10,000,000	9,620,619	9,875,000
Nonscheduled Air Transportation
One Sky Flight, LLC, Senior Secured 2nd Lien Term Loan, 12% Cash + 3% PIK, due 5/4/19	26180 Curtiss-Wright Parkway, Cleveland, OH 44143	$18,200,000	16,929,086	17,708,600
Oil and Gas Extraction
Willbros Group, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 9.75% (Q), 1.25% LIBOR Floor, due 8/7/19	4400 Post Oak Parkway, Suite 1000, Houston, TX 77027	$15,426,118	15,051,713	15,657,510
Other Telecommunications
Securus Technologies, Inc., 2nd Lien Term Loan, LIBOR + 7.75% (Q), 1.25% LIBOR Floor, due 4/30/21	14651 Dallas Parkway, Dallas, TX 75254	$14,000,000	13,860,000	13,925,660
Petroleum and Coal Products Manufacturing
Boomerang Tube, LLC, 2nd Lien Term Loan, LIBOR + 9.5% (Q), 1.5% LIBOR Floor, due 10/11/17	14567 North Outer Forty, Suite 500, Chesterfield, MO 63017	$7,749,023	7,563,978	7,477,807
Professional, Scientific, and Technical Services
Connolly, LLC, Senior Secured 2nd Lien Term Loan, LIBOR + 9.25% (Q), 1.25% LIBOR Floor, due 7/15/19	950 East Paces Ferry Road, Suite 2850, Atlanta, GA 30326	$12,000,000	11,829,534	12,270,000
ConvergeOne Holdings, 1st Lien Term Loan, LIBOR + 8% (Q), 1.25% LIBOR Floor, due 5/8/19	3344 Highway 149, Eagan, MN 55121	$12,654,643	12,464,823	12,570,236

Total Professional, Scientific, and Technical Services			24,294,357	24,840,236
Promoters of Performing Arts, Sports, and Similar Events
Stadium Management Group, Senior Secured 2nd Lien Term Loan, LIBOR + 9.50% (M), 1.25% LIBOR Floor, due 12/7/18	300 Conshohocken State Rd., Suite 770, West Conshohocken, PA 19428	$11,000,000	10,817,390	11,055,000

Investment	Company Address	Principal Amount or Shares	Cost	Fair Value (in U.S. $)	Percent of Class
Radio and Television Broadcasting
SiTV, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 6% (Q) Cash + 4% PIK, 2% LIBOR Floor, due 8/3/16	3415 University Avenue, St. Paul, MN 55114	$6,995,124	6,648,634	6,774,778
The Tennis Channel, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 8.5% (Q), due 5/29/17	2850 OceanPark, Suite 150, Santa Monica, CA 90405	$17,589,459	17,134,705	17,615,843

Total Radio and Television Broadcasting			23,783,339	24,390,621
Retail
Kenneth Cole Productions, Inc., Senior Secured 1st Lien FILO Term Loan, LIBOR + 10.40% (M), 1% LIBOR Floor, due 9/25/17	603 West 50th Street, New York, NY 10019	$11,272,727	11,051,496	11,329,090
Shopzilla, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 9.5% (Q), due 3/31/16	2711 Centerville Road, Suite 400, Wilmington, DE 19808	$6,710,057	6,525,027	6,683,216

Total Retail			17,576,523	18,012,306
Scheduled Air Transportation
Aircraft Secured Mortgages — Aircraft Leased to Delta Air Lines, Inc.
N913DL, 8%, due 3/15/17(6)	1030 Delta Boulevard, Atlanta, GA 30320	$289,048	289,048	296,820
N918DL, 8%, due 8/15/18(6)	1030 Delta Boulevard, Atlanta, GA 30320	$388,001	388,001	397,290
N954DL, 8%, due 3/20/19(6)	1030 Delta Boulevard, Atlanta, GA 30320	$514,375	514,375	524,620
N955DL, 8%, due 6/20/19(6)	1030 Delta Boulevard, Atlanta, GA 30320	$533,283	533,283	543,320
N956DL, 8%, due 5/20/19(6)	1030 Delta Boulevard, Atlanta, GA 30320	$532,275	532,275	542,640
N957DL, 8%, due 6/20/19(6)	1030 Delta Boulevard, Atlanta, GA 30320	$537,947	537,947	548,250
N959DL, 8%, due 7/20/19(6)	1030 Delta Boulevard, Atlanta, GA 30320	$543,573	543,573	553,520
N960DL, 8%, due 10/20/19(6)	1030 Delta Boulevard, Atlanta, GA 30320	$564,855	564,855	574,430
N961DL, 8%, due 8/20/19(6)	1030 Delta Boulevard, Atlanta, GA 30320	$558,427	558,427	568,310
N976DL, 8%, due 2/15/18(6)	1030 Delta Boulevard, Atlanta, GA 30320	$394,360	394,360	404,600

Investment	Company Address	Principal Amount or Shares	Cost	Fair Value (in U.S. $)	Percent of Class
Aircraft Secured Mortgages — Aircraft Leased to United Airlines, Inc.
N510UA, 20%, due 10/26/16(2)	77 West Wacker Drive, Chicago, IL 60601	$328,848	328,848	404,605
N512UA, 20%, due 10/26/16(2)	77 West Wacker Drive, Chicago, IL 60601	$334,535	334,535	414,010
N536UA, 16%, due 9/29/14(2)	77 West Wacker Drive, Chicago, IL 60601	$108,845	108,845	114,000
N545UA, 16%, due 8/29/15(2)	77 West Wacker Drive, Chicago, IL 60601	$249,695	249,695	275,405
N585UA, 20%, due 10/25/16(2)	77 West Wacker Drive, Chicago, IL 60601	$392,794	392,794	486,115
N659UA, 12%, due 2/28/16(6)	77 West Wacker Drive, Chicago, IL 60601	$2,708,150	2,708,150	2,948,986
N661UA, 12%, due 5/4/16(6)	77 West Wacker Drive, Chicago, IL 60601	$2,880,186	2,880,186	3,171,026

Total Scheduled Air Transportation			11,859,197	12,767,947
Semiconductor and Other Electronic Component Manufacturing
Isola USA Corporation, Senior Secured Term Loan B, LIBOR + 8.25% (Q), 1% LIBOR Floor, due 11/29/18	3100 W. Ray Road, Chandler, AZ 85226	$14,583,333	14,366,560	14,729,167
Software Publishers
BlackLine Systems, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 0.4% (Q) Cash + 7.6% PIK, 1.5% LIBOR Floor, due 9/25/18	21300 Victory Blvd., Suite 1200, Woodland Hills, CA 91367	$12,579,747	11,811,044	12,183,485
Coreone Technologies, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 3.75% (Q) Cash + 5% PIK, 1% LIBOR Floor, due 9/4/18	40 Fulton St., Suite 11, New York, NY 10038	$13,556,801	13,243,533	13,455,125
Deltek, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 8.75% (Q), 1.25% LIBOR Floor, due 10/10/19	2291 Wood Oak Drive, Herndon, VA 20171	$15,000,000	14,805,253	15,300,000
Edmentum, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 9.75% (Q), 1.5% LIBOR Floor due 5/17/19	5600 W 83rd Street, Suite 300, Bloomington, MN, 55437	$15,000,000	14,748,486	15,112,500

Total Software Publishers			54,608,316	56,051,110
Specialty Hospitals
UBC Healthcare Analytics, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 9% (Q), 1% LIBOR Floor, due 7/1/18	7101 Wisconsin Ave., Suite 600, Bethesda, MD 20814	$5,526,021	5,498,391	5,559,177

Investment	Company Address	Principal Amount or Shares	Cost	Fair Value (in U.S. $)	Percent of Class
Textile Furnishings Mills
Lexmark Carpet Mills, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 10% (Q), 1% LIBOR Floor, due 9/30/18	285 Kraft Dr., Dalton, GA 30721	$16,351,467	15,942,680	16,392,346
Wired Telecommunications Carriers
Integra Telecom Holdings, Inc., 2nd Lien Term Loan, LIBOR + 8.5% (Q), 1.25% LIBOR Floor, due 2/22/20	1201 NE Lloyd Blvd., Suite 500, Portland, OR 97232	$15,000,000	14,701,027	15,459,375
Wireless Telecommunications Carriers
Alpheus Communications, LLC, Senior Secured 1st Lien Delayed Draw FILO Term Loan, LIBOR + 6.92% (Q), 1% LIBOR Floor, due 5/31/18(13)	406 N Carancahua St, Corpus Christi, TX 78401	$—	(11,183)	(8,437)
Alpheus Communications, LLC, Senior Secured 1st Lien FILO Term Loan, LIBOR + 6.92% (Q), 1% LIBOR Floor, due 5/31/18	406 N Carancahua St, Corpus Christi, TX 78401	$8,248,124	8,166,127	8,186,263
Globalive Wireless Management Corp., Senior Secured 1st Lien Term Loan, LIBOR + 10.9% (Q), due 4/30/14 — (Canada)(10)	48 Yonge Street, Suite 1200, Toronto, ON M5E1G6 Canada	$3,037,292	2,933,872	3,067,665
Gogo, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 9.75% (Q), 1.5% LIBOR Floor, due 6/21/17	1250 North Arlington Heights, Road Itasca, IL 60143	$19,587,428	18,707,700	21,252,360

Total Wireless Telecommunications Carriers			29,796,516	32,497,851

Total Bank Debt			585,841,307	588,236,257

Other Corporate Debt Securities
Architectural, Engineering, and Related Services
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 6% Cash + 10% PIK, due 12/31/19(2),(5)	7 Kripes Rd., East Granby, CT 06026	$7,959,369	7,959,369	7,959,369
Artificial Synthetic Fibers and Filaments Manufacturing
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/16(2),(5)	2556 Wagener Road, Aiken, SC 29801	$9,268,000	7,586,317	9,268,000
Beverage Manufacturing
Carolina Beverage Group, LLC, Secured Notes, 10.625%, due 8/1/18(5)	110 Barley Park Ln., Mooresville, NC 28115	$7,780,000	7,780,000	8,207,900

Investment	Company Address	Principal Amount or Shares	Cost	Fair Value (in U.S. $)	Percent of Class
Data Processing, Hosting, and Related Services
The Telx Group, Inc., Senior Unsecured Notes, 10% Cash + 2% PIK, due 9/26/19(5)	1 State Street, 21st Floor, New York, NY 10004	$7,098,916	6,960,435	7,631,335
Fabricated Metal Product Manufacturing
Constellation Enterprises, LLC, Senior Secured 1st Lien Notes, 10.625%, due 2/1/16(5),(7)	13 West 54th Street Suite 4D, New York, NY, 10019-5422	$12,500,000	12,322,875	10,875,000
Metal Ore Mining
St Barbara Ltd., 1st Priority Senior Secured Notes, 8.875%, due 4/15/18 — (Australia)(5)	432 St Kilda Road, Melbourne, VIC 3004	$7,359,000	7,326,651	6,144,765
Nondepository Credit Intermediation
Caribbean Financial Group, Senior Secured Notes, 11.5%, due 11/15/19 — (Cayman Islands)(5),(10)	Caparra Hills 2, Tabonuco Street, Suite 303, Guaynabo, PR 00968	$10,000,000	9,824,072	10,700,000
Trade Finance Funding I, Ltd., Secured Class B Notes, 10.75%, due 11/13/18(5),(10)	PO Box 1093, Queensgate House, George Town, KY1-1102, Cayman Islands	$15,000,000	15,000,000	14,962,500

Total Nondepository Credit Intermediation			24,824,072	25,662,500
Plastics Products Manufacturing
Iracore International, Inc., Senior Secured Notes, 9.5%, due 6/1/18(5)	3516 13th Ave E, Hibbing, MN 55746	$13,600,000	13,600,000	14,426,622
Satellite Telecommunications
Avanti Communications Group, PLC, Senior Secured Notes, 10%, due 10/1/19(5),(8),(10)	20 Black Friars Lane, London EC4V 6EB	$9,914,000	9,914,000	10,335,345
Scientific Research and Development Services
BPA Laboratories, Inc., Senior Secured Notes, 12.25%, due 4/1/17(5)	297 Kingsbury Grade Suite 10, Lake Tahoe, NV 89449	$17,200,000	16,536,295	17,630,000
Specialty Hospitals
Vantage Oncology, LLC, Senior Secured Notes, 9.5%, due 6/15/17(5)	1500 Rosecrans Avenue, Suite 400, Manhattan Beach, CA 90266	$5,000,000	5,000,000	5,137,500
Structured Note Funds
Magnolia Finance V plc, Asset-Backed Credit Linked Notes, 13.125%, due 8/2/21 — (Cayman Islands)(5),(10)	5 Harbourmaster Place, Dublin, 1 Ireland	$15,000,000	15,000,000	15,000,000

Total Other Corporate Debt Securities			134,810,014	138,278,336

Total Debt Investments			720,651,321	726,514,593

Investment	Company Address	Principal Amount or Shares	Cost	Fair Value (in U.S. $)	Percent of Class
Equity Securities
Architectural, Engineering, and Related Services
ESP Holdings, Inc., Cumulative Preferred 15%(2),(3),(5)	7 Kripes Rd., East Granby, CT 06026	20,297	2,249,930	3,947,862	22.46%
ESP Holdings, Inc., Common Stock(2),(3),(5)	7 Kripes Rd., East Granby, CT 06026	88,670	9,311,782	2,856,346	21.89%

Total Architectural, Engineering, and Related Services			11,561,712	6,804,208
Business Support Services
STG-Fairway Holdings, LLC, Class A Units(3),(5)	100 Carillon Parkway, St. Petersburg, FL 33716	841,479	1,174,225	1,722,508	0.53%
Communications Equipment Manufacturing
Wasserstein Cosmos Co-Invest, L.P., Limited Partnership Units(2),(3),(5)	45 Oser Avenue, Hauppauge, NY 11788-3816	5,000,000	5,000,000	5,000,000	5.15%
Data Processing, Hosting, and Related Services
Anacomp, Inc., Class A Common Stock(3),(5),(6)	15378 Avenue of Science, San Diego, CA 92128	1,255,527	26,711,048	1,004,422	33.99%
Depository Credit Intermediation
Doral Financial Corporation, Common Stock — (Puerto Rico)(3),(12)	1451 Franklin D. Roosevelt Ave., San Juan, PR 00920	53,890	11,699,417	843,913	0.85%
Financial Investment Activities
Marsico Holdings, LLC, Common Interest Units(3),(5),(11)	1200 17th Street, Suite 1600, Denver, CO 80202	168,698	172,694	4,302	0.57%
Full-Service Restaurants
RM Holdco, LLC, Membership Units(2),(3),(5)	5660 Katella Avenue, Suite 100, Cypress, CA 90630	13,161,000	2,010,777	—	10.12%
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing
Precision Holdings, LLC, Class C Membership Interests(3),(5)	90 Matawan Road, Suite 203, Matawan, NJ 07747	33	—	41,645	0.04%
Nonmetallic Mineral Mining and Quarrying
EPMC HoldCo, LLC, Membership Units(2),(5)	5850 Mercury Drive, Suite 250, Dearborn, MI 48126	1,312,720	—	1,562,137	13.13%
Nonscheduled Air Transportation
Flight Options Holdings I, Inc., Warrants to Purchase Common Stock(3),(5)	26180 Curtiss-Wright Parkway, Cleveland, OH 44143	1,843	1,274,000	1,268,904	1.21%
Radio and Television Broadcasting
SiTV, Inc., Warrants to Purchase Common Stock(3),(5)	3415 University Avenue, St. Paul, MN 55114	233,470	300,322	354,874	0.92%

Investment	Company Address	Principal Amount or Shares	Cost	Fair Value (in U.S. $)	Percent of Class
Retail
Shop Holding, LLC, Class A Units(3),(5)	2711 Centerville Road, Suite 400, Wilmington, DE 19808	490,037	462,576	532,919	0.60%
Shop Holding, LLC, Warrants to Purchase Class A Units(3),(5)	2711 Centerville Road, Suite 400, Wilmington, DE 19808	326,691	—	38,258

Total Electronic Shopping			462,576	571,177
Scheduled Air Transportation
Equipment Trusts — Aircraft Leased to Delta Air Lines, Inc.
N913DL Trust Beneficial Interests(5),(6)	1030 Delta Boulevard, Atlanta, GA 30320	727	97,376	125,970	33.00%
N918DL Trust Beneficial Interests(5),(6)	1030 Delta Boulevard, Atlanta, GA 30320	623	109,938	142,970	33.00%
N954DL Trust Beneficial Interests(5),(6)	1030 Delta Boulevard, Atlanta, GA 30320	591	133,027	68,000	33.00%
N955DL Trust Beneficial Interests(5),(6)	1030 Delta Boulevard, Atlanta, GA 30320	576	133,868	113,560	33.00%
N956DL Trust Beneficial Interests(5),(6)	1030 Delta Boulevard, Atlanta, GA 30320	580	133,907	108,800	33.00%
N957DL Trust Beneficial Interests(5),(6)	1030 Delta Boulevard, Atlanta, GA 30320	576	134,785	109,650	33.00%
N959DL Trust Beneficial Interests(5),(6)	1030 Delta Boulevard, Atlanta, GA 30320	573	135,658	110,500	33.00%
N960DL Trust Beneficial Interests(5),(6)	1030 Delta Boulevard, Atlanta, GA 30320	563	139,173	109,650	33.00%
N961DL Trust Beneficial Interests(5),(6)	1030 Delta Boulevard, Atlanta, GA 30320	570	138,350	103,870	33.00%
N976DL Trust Beneficial Interests(5),(6)	1030 Delta Boulevard, Atlanta, GA 30320	654	113,413	103,033	33.00%
Equipment Trusts — Aircraft Leased to United Airlines, Inc.
N510UA Trust Beneficial Interests(2),(5)	77 West Wacker Drive, Chicago, IL 60601	54	197,409	465,625	9.50%
N512UA Trust Beneficial Interests(2),(5)	77 West Wacker Drive, Chicago, IL 60601	53	193,046	458,277	9.50%
N536UA Trust Beneficial Interests(2),(5)	77 West Wacker Drive, Chicago, IL 60601	81	396,289	656,766	9.50%
N545UA Trust Beneficial Interests(2),(5)	77 West Wacker Drive, Chicago, IL 60601	67	348,071	641,840	9.50%
N585UA Trust Beneficial Interests(2),(5)	77 West Wacker Drive, Chicago, IL 60601	53	214,737	571,706	9.50%
United N659UA-767, LLC (N659UA)(5),(6)	77 West Wacker Drive, Chicago, IL 60601	412	2,097,640	2,840,323	33.44%
United N661UA-767, LLC (N661UA)(5),(6)	77 West Wacker Drive, Chicago, IL 60601	400	2,066,062	2,852,677	33.44%

Total Scheduled Air Transportation			6,782,749	9,583,217
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing
KAGY Holding Company, Inc., Series A Preferred Stock(2),(3),(5)	2556 Wagener Rd., Aiken, SC 29801	9,778	1,091,200	662,134	5.91%

Investment	Company Address	Principal Amount or Shares	Cost	Fair Value (in U.S. $)	Percent of Class
Semiconductor and Other Electronic Component Manufacturing
AIP/IS Holdings, LLC, Membership Units(3),(5)	9660 SW Herman Road, Tualatin, OR 97062	352	—	229,504	3.40%
Software Publishers
SLS Breeze Intermediate Holdings, Inc., Warrants to Purchase Common Stock(3),(5)	2775 Sand Hill Rd., Suite 100, Menlo Park, CA 94025	1,232,731	522,678	561,632	0.54%
Wired Telecommunications Carriers
Integra Telecom, Inc., Common Stock(3),(5)	1201 NE Lloyd Blvd., Suite 500, Portland, OR 97232	1,274,522	8,433,884	5,583,686	1.27%
Integra Telecom, Inc., Warrants(3),(5)	1201 NE Lloyd Blvd., Suite 500, Portland, OR 97232	346,939	19,920	194,050	0.27%
V Telecom Investment S.C.A, Common Shares — (Luxembourg)(3),(4),(5),(10)	115 I, Tsarigradsko Chaussee, Blvd. Sofia, 1784, Bulgaria	1,393	3,236,256	3,756,053	1.39%

Total Wired Telecommunications Carriers			11,690,060	9,533,789
Total Equity Securities			80,453,458	39,748,366

Total Investments			801,104,779	766,262,959

Cash and Cash Equivalents
Total Cash and Cash Equivalents				22,984,182

Total Cash and Investments(9)				$789,247,141

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)
Non-controlled affiliate — as defined under the Investment Company Act of 1940 (ownership of between 5% and 25% of the outstanding voting securities of this issuer). See Consolidated Schedule of Changes in Investments in Affiliates.

(3)
Non-income producing security.

(4)
Principal amount denominated in foreign currency. Amortized cost and fair value converted from foreign currency to US dollars. (See Note 2)

(5)
Restricted security.

(6)
Controlled issuer — as defined under the Investment Company Act of 1940 (ownership of 25% or more of the outstanding voting securities of this issuer). Investment is not more than 50% owned nor deemed to be a significant subsidiary. See Consolidated Schedule of Changes in Investments in Affiliates.

(7)
Investment has been segregated to collateralize certain unfunded commitments.

(8)
$2,000,000 principal amount of this investment has been segregated to collateralize certain unfunded commitments.

(9)
All Cash and Investments, except those referenced in Notes 7 and 8 above, are pledged as collateral under the Revolving Facilities as described in Note 4 to the Consolidated Financial Statements.

(10)
Non-U.S. company or principal place of business outside the U.S. and as a result is not qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(11)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not qualifying under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(12)
Publicly traded company with a market capitalization greater than $250 million and as a result is not qualifying under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(13)
Negative balances relate to an unfunded commitment that was acquired and valued at a discount.

*
LIBOR or EURIBOR resets monthly (M), quarterly (Q), or semiannually (S).

Aggregate acquisitions and aggregate dispositions of investments, other than government securities, totaled $471,087,319, and $235,641,665, respectively for the year ended December 31, 2013. Aggregate acquisitions includes investment assets received as payment in kind. Aggregate dispositions includes principal paydowns on and maturities of debt investments. The total value of restricted securities and bank debt as of December 31, 2013 was $765,419,046, or 97.0% of total cash and investments of the Company.

Options and Swaps at December 31, 2013 were as follows:

Investment	Notional Amount	Fair Value
Interest Rate Cap, 4%, expires 5/15/2016	$25,000,000	$14,139
Euro/US Dollar Cross-Currency Basis Swap, Pay Euros/Receive USD, Expires 3/31/17	$4,289,019	$(331,183)

MANAGEMENT OF THE COMPANY

General

        Our board of directors (who, with our officers, are described in the SAI) has overall responsibility for the management of the Company. The board of directors decides upon matters of general policy and reviews the actions of the Advisor. The Holding Company and the Operating Company have entered into separate but substantially identical investment management agreements with the Advisor, under which the Advisor, subject to the overall supervision of our respective boards of directors, manages the day-to-day operations of, and provides investment advisory services to, the Holding Company and the Operating Company. In addition, pursuant to the Amended and Restated Limited Partnership Agreement, the General Partner directs and executes the day-to-day operational activities of the Operating Company.

The Advisor

        The Advisor serves as our investment advisor. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940. Subject to the overall supervision of our board of directors, the Advisor manages the day-to-day operations of, and provides investment advisory and management services to, the Company. For providing these services, the Advisor receives a base management fee and, in addition, the Advisor or the General Partner may receive incentive compensation, as further described below under "— Investment Management Agreements." The address of the Advisor is 2951 28th Street, Suite 1000, Santa Monica, CA 90405.

        Certain employees and affiliates of the Advisor, including the voting members of the Investment Committee, as well as members of the Advisor's Board of Advisors, own an economic interest in the General Partner and receive from the General Partner distributions that equal approximately the amount of any incentive compensation attributable to any common stock owned by such persons. Under the terms of the Amended and Restated Limited Partnership Agreement, distributions of incentive compensation to the General Partner are made prior to any distributions made to holders of our common stock.

Investment Committee

        The persons with the most significant responsibility for the day-to-day management of the Company's portfolio are the Voting Members of the Investment Committee. The Voting Members of the Investment Committee are Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, Philip M. Tseng and Rajneesh Vig. Each of the Voting Members are members of the Investment Committee. Additionally, David A. Hollander and approximately 17 others are non-voting members of the Investment Committee. The number of Voting Members and non-voting members of the Investment Committee is subject to increase or decrease in the sole discretion of the Advisor.

Voting Members

        Mark K. Holdsworth:    Prior to joining Mr. Tennenbaum in founding the Advisor, Mr. Holdsworth was a Vice President, Corporate Finance, of US Bancorp Libra, a high yield debt securities investment banking firm. He also worked as a generalist in corporate finance at Salomon Brothers, Inc., and as an Associate at a real estate advisory firm. Mr. Holdsworth currently serves as Chief Executive Officer of certain other Tennenbaum Capital Partners, LLC-advised funds, Chairman of WinCup, Inc., Vice Chairman of EP Management Corporation and as a Director of Parsons Corporation, one of the largest engineering, design and construction companies in the world. He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science (concentration in Mechanical Engineering) from the California Institute of Technology, and an M.B.A. from Harvard Business School.

        Michael E. Leitner:    Prior to joining the Advisor in 2005, Mr. Leitner served as Senior Vice President of Corporate Development for WilTel Communications. Prior to that, he served as President and Chief Executive Officer of GlobeNet Communications, leading the company through a successful turnaround and sale. Prior to that, he was Vice President of Corporate Development of 360networks. Prior to that, he served as Senior Director of Corporate Development for Microsoft Corporation, where he managed corporate investments and acquisitions in the telecommunications, media, managed services, and business applications software sectors, completing over $9 billion in software and communications infrastructure transactions globally. Prior to Microsoft, he was a Vice President in the M&A group at Merrill Lynch. He currently serves as a representative for Tennenbaum on the boards of Integra Telecom and Online Resources, and is a board observer to Primacom GmbH. Mr. Leitner is very active in community events, serving on several non-profit boards and committees. He received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from the University of Michigan

        Howard M. Levkowitz:    Prior to joining Mr. Tennenbaum in founding the Advisor, Mr. Levkowitz was an attorney specializing in real estate and insolvencies with Dewey Ballantine LLP. Mr. Levkowitz serves as President of certain of the Advisor's other funds that employ a broad set of credit-oriented strategies and is Chairman of the Advisor's Management Committee. He has served as a director of both public and private companies. He has also served on a number of formal and informal creditor committees. Mr. Levkowitz serves as Chairman and Chief Executive Officer of the Company. He received a B.A. in History (Magna Cum Laude) from the University of Pennsylvania, a B.S. in Economics (Magna Cum Laude, concentration in Finance) from The Wharton School, and a J.D. from the University of Southern California.

        Philip M. Tseng:    Prior to joining the Advisor, Mr. Tseng was a member of the Credit Suisse First Boston technology investment banking group focusing on technology and business services. While at CSFB, he advised on and executed M&A, public and private equity and structured debt transactions for a broad range of small and large cap companies. He also spent time covering technology services companies as an equity research analyst. Prior to that, he spent time in investment banking at Deutsche Banc Alex Brown, where he managed equity and debt offerings for telecommunications companies, both emerging and incumbent carriers. Mr. Tseng currently serves as a Director on the boards of First Advantage, Shopzilla Inc., Anacomp, Inc., and also as a Director on the board of the United States Tennis Association (USTA) Southern California section. He received an A.B. in Economics Harvard College and an M.B.A from the Harvard Business School.

        Rajneesh Vig:    Prior to joining the Advisor, Mr. Vig worked for Deutsche Bank in New York as a member of the bank's Principal Finance Group. Prior to that, Mr. Vig was a Director in the Technology Investment Banking group in San Francisco where he advised a broad range of growth and large cap technology companies on merger, acquisition and public/private financing transactions. Prior to his time at Deutsche Bank, Mr. Vig was a Manager in Price Waterhouse's Shareholder Value Consulting group, and he began his career in Arthur Andersen's Financial Markets/Capital Markets group. He currently serves on the board of Dialogic and is a board observer for GSI Group. Mr. Vig is also on the Los Angeles Advisory Board of the Posse Foundation, a non-profit organization that identifies, recruits and trains student leaders from public high schools for enrollment at top-tier universities. He received a B.A. with highest honors in Economics and Political Science from Connecticut College and an M.B.A. in Finance from New York University.

Certain Non-Voting Members

        David J. Adler:    Prior to joining the Advisor, Mr. Adler worked at Focus Capital Group, where he evaluated potential acquisitions and helped devise strategies for portfolio companies. Prior to that, he worked in the Alternative Investments Group at TCW. He is active in a non-profit organization that mentors and introduces at-risk youth to board sports. Mr. Adler is responsible for sourcing and initiating new investments as well as managing existing investments primarily in the retail, consumer products and oil production service sectors. He received his B.A. with high honors in Business/

Economics from UCLA and his M.B.A. from The Wharton School of the University of Pennsylvania. He is a CFA Charterholder.

        David A. Hollander:    Prior to joining the Advisor, Mr. Hollander was an attorney for 16 years at O'Melveny & Myers where he specialized in leveraged finance, insolvency, and mergers and acquisitions, and represented debtors and creditors in numerous multi-billion dollar transactions. He currently focuses on the firm's private placements and restructurings. Mr. Hollander has also represented boards of directors and has served on various creditor committees. He received a B.S. in Economics with highest honors from the Wharton School of the University of Pennsylvania and a J.D. from Stanford Law School where he was an Associate Editor of the Stanford Law Review.

        Michael E. Tennenbaum:    Prior to founding the Advisor in 1999, and its predecessor entity in 1996, Mr. Tennenbaum was a Wall Street executive where he managed various departments of a major investment bank including Investment Banking, Risk Arbitrage and Options. Mr. Tennenbaum has served on the boards of a number of both public and private companies. His board service has included the chairmanship of all significant board committees as well as of the boards themselves. Currently, Mr. Tennenbaum is a member of the Secretary of the Navy Advisory Panel and a recipient of the Department of Defense Distinguished Civilian Service Award. He is a member of the Smithsonian Institution National Board, a Member of the Investment Committee of the Smithsonian Institution, and Founder of the Tennenbaum Marine Observatories. He is a member of the Los Angeles Philharmonic Board of Overseers; a member of the UCLA School of Medicine Board of Visitors; and Founder of the Tennenbaum Interdisciplinary Center at the Neuropsychiatric Institute at UCLA and of the Michael E. Tennenbaum Family Endowed Chair in Creativity Research. He was a Commissioner on the Intercity High-Speed Rail Commission for California and was Chairman of the California High-Speed Rail Authority. He served as Chairman of the Special Financial Advisory Committee to the Mayor of Los Angeles. He is a member of the Committee on University Resources (COUR) at Harvard University; a previous member of the Board of Associates of Harvard Business School and was a member of its Visiting Committee; and a previous Vice Chairman of the Board of Governors of the Boys & Girls Clubs of America and Chairman of its Investment Committee, and is now a Life Member of the Board of Governors. In addition, he served as a member of the National Advisory Board of Georgia Tech and as a Trustee of the Georgia Institute of Technology Foundation, Inc., where he was Chairman of its Investment Committee, and currently is Trustee Emeritus. He is a member of the Academy of Distinguished Engineering Alumni of Georgia Tech's College of Engineering and Founder of the Tennenbaum Institute for Enterprise Transformation at the Georgia Tech School of Industrial and Systems Engineering. Also, he is a Member National of The Explorers Club. He holds a B.S. in Industrial Engineering from Georgia Institute of Technology and an M.B.A. (honors) from the Harvard Business School.

        The voting members of the the Advisor Investment Committee for each Other Advisor Account are primarily responsible for the day-to-day management of such other Advisor Account. Messrs. Holdsworth, Leitner, Levkowitz and Vig are voting members of the Investment Committee for a majority of the Other Advisor Accounts. Mr. Hollander is a voting member of the Investment Committee for two of the Other Advisor Accounts. The advisory compensation of each of these accounts is based in part on the performance of the account during periods where such account meets minimum performance requirements.

        Material conflicts of interest that may arise in connection with the Voting Members' management of the Company's investments, on the one hand, and the investments of the Other Advisor Accounts, on the other. See "Risks — Risks related to our business — We have limited operating history as a BDC, and if the Advisor is unable to manage our investments effectively, we may be unable to achieve our investment objective. In addition, the Advisor may face conflicts in allocating investment opportunities between us and certain other entities that could impact our investment returns."

        Each Voting Member receives a fixed salary from the Advisor. Additionally, each Voting Member receives fixed periodic distributions from the Advisor. Further, each Voting Member receives periodic pro rata distributions of any profits of the Advisor based on his equity interest therein. Such distributions include performance fees paid to the Advisor by the other registered investment companies that pay performance fees. Performance allocations from the other registered investment companies that are limited partnerships, or the LPs, are paid to the general partner of the LPs, or the GP. Performance allocations from the other pooled investment vehicles are paid to the GP or the Advisor. Each Voting Member receives periodic pro rata distributions of any profits of the GP or the Advisor, based on his equity interests therein and his common equity interest in certain funds managed by the Advisor, including us. Each Voting Member is also eligible for a discretionary bonus paid by the Advisor based on an assessment by the Advisor of the Voting Member's relative contribution to the Advisor's overall activities.

        The dollar range of equity securities in the Company beneficially owned at December 31, 2013 by each person who is a Voting Member is as follows:

Mark K. Holdsworth	$500,001 – $1,000,000
Michael E. Leitner	$ 50,001 – $ 100,000
Howard M. Levkowitz	Over $1,000,000
Philip M. Tseng	$0
Rajneesh Vig	$100,001 – $ 500,000

  Other Accounts Managed

        The information below lists the number of other accounts for which each Voting Member of the Investment Committee was primarily responsible for the day-to-day management as of the fiscal year ended December 31, 2013.

Name of Investment Committee Voting Member	Type of Accounts	Total No. of Other Accounts Managed	Total Other Assets (in millions)	No. of Other Accounts where Advisory Fee is Based on Performance	Total Assets in Other Accounts where Advisory Fee is Based on Performance (in millions)
Mark K. Holdsworth	Registered Investment Companies:	3	$1,972.6	3	$1,972.6
	Other Pooled Investment Vehicles:	3	$441.7	3	$441.7
	Other Accounts:	1	$803.3	1	$803.3
Michael E. Leitner	Registered Investment Companies:	3	$1,972.6	3	$1,972.6
	Other Pooled Investment Vehicles:	7	$965.0	5	$680.3
	Other Accounts:	1	$803.3	1	$803.3
Howard M. Levkowitz	Registered Investment Companies:	3	$1,972.6	3	$1,972.6
	Other Pooled Investment Vehicles:	8	$966.5	6	$681.8
	Other Accounts:	1	$803.3	1	$803.3
Philip M. Tseng	Registered Investment Companies:	0	$—	0	$—
	Other Pooled Investment Vehicles:	6	$960.8	4	$676.1
	Other Accounts:	1	$803.3	1	$803.3
Rajneesh Vig	Registered Investment Companies:	3	$1,972.6	3	$1,972.6
	Other Pooled Investment Vehicles:	2	$440.1	2	$440.1
	Other Accounts:	1	$803.3	1	$803.3

Investment Management Agreements

        The Holding Company and the Operating Company have entered into separate but substantially identical investment management agreements with the Advisor, under which the Advisor, subject to the overall supervision of our respective boards of directors, manages the day-to-day operations of, and provides investment advisory services to, the Holding Company and the Operating Company. In addition, pursuant to the Amended and Restated Limited Partnership Agreement, the General Partner directs and executes the day-to-day operational activities of the Operating Company. For providing these services, the Advisor receives a base management fee and, in addition, the Advisor or the General Partner may receive incentive compensation.

        The base management fee is currently paid by the Operating Company to the Advisor and the incentive compensation, if any, is paid by the Operating Company to the General Partner or the Advisor. The Holding Company, therefore, indirectly bears these amounts, which are reflected in our consolidated financial statements. If the Operating Company is terminated or for any other reasons incentive compensation is not paid by the Operating Company, such amounts will be paid directly by the Holding Company to the Advisor pursuant to its investment management agreement with the Advisor.

        Under the terms of our investment management agreements, the Advisor:

  •
  determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

  •
  closes, monitors and administers the investments we make, including the exercise of any voting or consent rights.

        The Advisor's services under the investment management agreements are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

        Pursuant to our investment management agreements, we pay the Advisor compensation for investment advisory and management services consisting of base management compensation and a two-part incentive compensation.

        Management Fee.    The base management fee is calculated at an annual rate of 1.5% of the Holding Company's total assets (excluding cash and cash equivalents) payable quarterly in arrears. For purposes of calculating the base management fee, "total assets" is determined without deduction for any borrowings or other liabilities. The base management fee is calculated based on the value of our total assets (excluding cash and cash equivalents) at the end of the most recently completed calendar quarter. The base management fee for any partial quarter is appropriately pro rated.

        Incentive Compensation.    We also pay incentive compensation to the Advisor or the General Partner. Under the investment management agreements and the Amended and Restated Limited Partnership Agreement, no incentive compensation was incurred until after January 1, 2013.

        The incentive compensation is calculated as the sum of (1) 20% of all ordinary income since January 1, 2013 and (2) 20% of all net realized capital gains (net of any net unrealized capital depreciation) since January 1, 2013, with each component being subject to a total return requirement of 8% of contributed common equity annually. The incentive compensation initially is payable by making an equity allocation to the General Partner under the Amended and Restated Limited Partnership Agreement. If the Operating Company is terminated or for any other reasons incentive compensation is not distributed by the Operating Company, it would be paid pursuant to the investment management agreement between the Holding Company and the Advisor.

        The incentive compensation has two components, ordinary income and capital gains. Each component will be payable or distributable quarterly in arrears (or upon termination of the Advisor as the investment manager or the General Partner as the general partner of the Operating Company, as of the termination date) beginning January 1, 2013 and calculated as follows:

        Each of the two components of incentive compensation is separately subject to a total return limitation. Thus, notwithstanding the following provisions, we are not obligated to pay or distribute any ordinary income incentive compensation or any capital gains incentive compensation if our cumulative total return does not exceed an 8% annual return on daily weighted average contributed common equity. The incentive compensation is subject to a total return limitation. That is, no incentive compensation is to be paid if our cumulative annual total return is less than 8% of our average contributed common equity. If our cumulative annual total return is above 8%, the total cumulative incentive compensation we pay will not be more than 20% of our cumulative total return, or, if lower, the amount of our cumulative total return that exceeds the 8% annual rate.

        Subject to the above limitation, the ordinary income component is the amount, if positive, equal to 20% of the cumulative ordinary income before incentive compensation, less cumulative ordinary income incentive compensation previously paid or distributed.

        Subject to the above limitation, the capital gains component is the amount, if positive, equal to 20% of the cumulative realized capital gains (computed net of cumulative realized losses and cumulative net unrealized capital depreciation), less cumulative capital gains incentive compensation previously paid or distributed. For assets held on January 1, 2013, capital gain, loss and depreciation are measured on an asset by asset basis against the value thereof as of December 31, 2012. The capital gains component is paid or distributed in full prior to payment or distribution of the ordinary income component.

        Each of the ordinary income and capital gains components of the incentive compensation accrue as a liability for us each time we calculate the amounts we owe the Advisor based on net asset value. Further, for accounting purposes only, we are required under GAAP to accrue a theoretical capital gains incentive compensation based upon net realized capital gains and unrealized capital appreciation and depreciation on investments held at the end of each quarter when we determine net asset value. The accrual of this theoretical capital gains incentive compensation assumes all unrealized capital appreciation and depreciation is realized in order to reflect a theoretical capital gains incentive compensation that would be payable to the Advisor at each measurement date. It should be noted that a fee so calculated and accrued would not be payable under the Advisers Act and would not be paid based upon such computation of capital gains incentive fees in subsequent periods. Amounts actually paid to the Advisor will be consistent with the Advisers Act and the formula reflected in the investment management agreement which specifically excludes consideration of unrealized capital appreciation.

        For purposes of the foregoing computations and the total return limitation, the following definitions apply:

  •
  "cumulative" means amounts for the period commencing January 1, 2013 and ending as of the applicable calculation date.

  •
  "contributed common equity" means the value of net assets attributable to our common stock as of December 31, 2012 plus the proceeds to us of all issuances of common stock less (A) offering costs of any of our securities or leverage facilities, (B) all distributions by us representing a return of capital and (C) the total cost of all repurchases of our common stock by us, in each case after December 31, 2012 and through the end of the preceding calendar quarter in question, in each case as determined on an accrual and consolidated basis.

  •
  "ordinary income before incentive compensation" means our interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) during the period, (i) minus our operating expenses during the period (including the base management fee, expenses payable under the administration agreement, any interest expense and any dividends paid on any issued and outstanding preferred stock), (ii) plus increases and minus decreases in net assets not treated as components of income, operating expense, gain, loss, appreciation or depreciation and not treated as contributions or distributions in respect of common equity, and (iii) without reduction for any incentive compensation and any organization or offering costs, in each case determined on an accrual and consolidated basis.

  •
  "total return" means the amount equal to the combination of ordinary income before incentive compensation, realized capital gains and losses and unrealized capital appreciation and depreciation of the Company for the period, in each case determined on an accrual and consolidated basis.

        If our total return does not exceed the total return limitation, the limitation will not have the effect of eliminating the possibility of paying such incentive compensation, but rather will postpone any incentive compensation until our cumulative annual total return exceeds the 8% threshold. The nature of the total return limitation may also make it easier for the Advisor to earn incentive compensation in higher interest rate environments or if the Funds' net asset value has increased.

Total Return Limitation
(based on cumulative annual total return)

Percentage of ordinary income and net realized capital gain
separately payable at various levels of total return.

        The financial highlights in the notes to our financial statements include a calculation of total return based on the change in the market value of our shares. The financial highlights in the notes to our financial statements may also include a calculation of total return based on the change in our net asset value from period to period. The total return limitation for purposes of the incentive compensation calculations is based on the stated elements of return: ordinary income before incentive compensation, realized capital gain and loss and unrealized capital appreciation and depreciation. It differs from the total return based on the market value or net asset value of our shares in that it is a cumulative measurement that is compared to our daily weighted-average contributed common equity rather than a periodic measurement that is compared to our net asset value or market value, and in that it excludes incentive compensation.

Examples of Incentive Compensation Calculation

Example 1: Income Portion of Incentive Compensation:

Assumptions

  •
  Total return limitation(1) = 8%

  •
  Management fee(2) = 1.5%

  •
  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 1%

(1)
Represents 8.0% annualized total return limitation.

(2)
Represents 1.5% annualized management fee, assuming no liabilities.

(3)
Excludes organizational and offering costs.

Alternative 1

Additional Assumptions

  •
  cumulative gross ordinary income (including interest, dividends, fees, etc.) = 11.5%

  •
  cumulative ordinary income before incentive compensation (gross ordinary income–(management fee + other expenses)) = 9%

  •
  cumulative annual total return = 7%

  •
  prior ordinary income incentive compensation = 0%

    Cumulative total return does not exceed total return limitation, therefore there is no income incentive compensation.

Alternative 2

Additional Assumptions

  •
  cumulative gross ordinary income (including interest, dividends, fees, etc.) = 11%

  •
  cumulative ordinary income before incentive compensation (gross ordinary income–(management fee + other expenses)) = 8.5%

  •
  cumulative annual total return = 9.5%

  •
  prior ordinary income incentive compensation = 0%

    Cumulative ordinary income before incentive compensation is positive and the cumulative total return exceeds the total return limitation, therefore there is income incentive compensation.

    Income incentive compensation = ((20% × ordinary income before incentive compensation) but not more than ((100% × (cumulative total return up to 10%–8% total return limitation)) + (20% × cumulative total return above 10%)))

      = ((20% × 8.5%) or, if less, ((100% × (9.5%–8%) + (20% × 0%)))

      = 1.7% or, if less, 1.5%

      = 1.5%

Alternative 3

Additional Assumptions

  •
  cumulative gross ordinary income (including interest, dividends, fees, etc.) = 15.5%

  •
  cumulative ordinary income before incentive compensation (gross ordinary income–(management fee + other expenses)) = 13%

  •
  cumulative annual total return = 18%

  •
  prior ordinary income incentive compensation = 1%

    Cumulative ordinary income before incentive compensation is positive and cumulative total return exceeds the total return limitation, therefore there is income incentive compensation.

    Income incentive compensation = ((20% × ordinary income before incentive compensation) but not more than ((100% × (cumulative total return up to 10%–8% total return limitation)) + (20% × cumulative total return above 10%))), less income incentive compensation previously paid

      = ((20% × 13%) or, if less, ((100% × (10%–8%) + (20% × (18%–10%)))–1%

      = (2.6% or, if less, ((2% + (20% × 8%)))–1%

      = (2.6% or, if less, (2% + 1.6%))–1%

      = (2.6% or, if less, 3.6%)–1%

      = 1.6%

    Note that due to the priority of capital gains compensation over ordinary income compensation, had the 5%(4) of cumulative unrealized capital gains been realized, the capital gains incentive compensation would have been 1% (i.e. 20% × 5%) and would have reduced ordinary income compensation from 1.6% to 0.6%. Further, if there had been 1.6% or more of prior capital gains compensation, the ordinary income compensation payment would have been zero.

(4)
5% of cumulative unrealized capital gains = 18% cumulative annual total return–13% cumulative ordinary income before incentive compensation

Example 2: Capital Gains Portion of Incentive Compensation:

Alternative 1:

Assumptions

  •
  Year 1:    $20 million investment made in Company A ("Investment A"), and $30 million investment made in Company B ("Investment B").

  •
  Year 2:    Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million. Cumulative annual total return of 40%.

  •
  Year 3:    FMV of Investment B determined to be $25 million. Cumulative annual total return of 15%.

  •
  Year 4:    Investment B sold for $31 million. Cumulative annual total return of 10%.

        The capital gains portion of the incentive compensation would be:

  •
  Year 1:    None

  •
  Year 2:    Capital gains incentive compensation of $6 million ($6 million = $30 million realized capital gains on sale of Investment A multiplied by 20% and total return limitation satisfied)

  •
  Year 3:    None; no realized capital gains.

  •
  Year 4:    Capital gains incentive compensation of $0.2 million ($31 million cumulative realized capital gains multiplied by 20%, less $6 million of capital gains incentive compensation paid in year 2 and total return limitation satisfied)

Alternative 2

Assumptions

  •
  Year 1:    $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")

  •
  Year 2:    Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million. Cumulative annual total return of 15%.

  •
  Year 3:    FMV of Investment B determined to be $27 million and Investment C sold for $30 million. Cumulative annual total return of 7%.

  •
  Year 4:    FMV of Investment B determined to be $35 million. Cumulative annual total return of 20%.

  •
  Year 5:    Investment B sold for $40 million. Cumulative annual total return of 20%.

        The capital gains portion of the incentive compensation would be:

  •
  Year 1:    None

  •
  Year 2:    Capital gains incentive compensation of $5 million; 20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B, and the total return limitation is satisfied)

  •
  Year 3:    None as the total return limitation is not satisfied

  •
  Year 4:    Capital gains incentive compensation of $2 million ($35 million cumulative realized capital gains (including $5 million of realized capital gains from year 3 at a time when the total return limitation was not satisfied and no cumulative unrealized capital depreciation) multiplied by 20%, less $5 million capital gains incentive compensation paid in year 2, and the total return limitation is satisfied).

  •
  Year 5:    Capital gains incentive compensation of $2 million ($45 million cumulative realized capital gains multiplied by 20%, less $7 million in capital gains incentive compensation paid in years 2 and 4, and the total return limitation is satisfied).

Payment of our expenses

        All investment professionals and staff of the Advisor, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services (including health insurance, 401(k) plan benefits, payroll taxes and other compensation related matters), are provided and paid for by the Advisor. We bear all other costs and expenses of our operations and transactions, including those relating to:

  •
  our organization;

  •
  calculating our net asset value and net asset value per share (including the cost and expenses of any independent valuation firm);

  •
  expenses, including travel expense, incurred by the Advisor or payable to third parties in performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;

  •
  interest payable on debt, if any, incurred to finance our investments;

  •
  the costs of this and all future offerings of common stock and other securities, if any;

  •
  the base management fee and any incentive management fee;

  •
  distributions on our shares;

  •
  administration fees payable under our administration agreement;

  •
  transfer agent and custody fees and expenses;

  •
  the allocated costs incurred by the General Partner as our Administrator in providing managerial assistance to those portfolio companies that request it;

  •
  amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments;

  •
  brokerage fees and commissions;

  •
  registration fees;

  •
  listing fees;

  •
  taxes;

  •
  director fees and expenses;

  •
  costs of preparing and filing reports or other documents with the SEC;

  •
  the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

  •
  costs of holding stockholder meetings;

  •
  our fidelity bond;

  •
  directors and officers/errors and omissions liability insurance, and any other insurance premiums;

  •
  litigation, indemnification and other non-recurring or extraordinary expenses;

  •
  direct costs and expenses of administration and operation, including audit and legal costs;

  •
  dues, fees and charges of any trade association of which we are a member; and

  •
  all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead under our administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs.

        From time to time, the Advisor may pay amounts owed by us to third party providers of goods or services. We will subsequently reimburse the Advisor for such amounts paid on our behalf.

Limitation of liability and indemnification

        The investment management agreements provide that the Advisor and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the investment management agreement. The investment management agreements also provide for indemnification by us of the Advisor's members, directors, officers, employees, agents and control persons for liabilities incurred by it in connection with their services to us, subject to the same limitations and to certain conditions.

Board and shareholder approval of the investment management agreements

        Our board of directors held an in-person meeting on December 17, 2010, in order to consider and approve our investment management agreements. The investment management agreements were re-approved by the board of directors on May 1, 2013 for an additional one-year term. In its consideration of the investment management agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by the Advisor; (b) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (c) our financial performance, projected operating expenses and expense ratio compared to business development companies with similar investment objectives; (d) any existing and potential sources of indirect income to the Advisor from its relationships with us and the profitability of those relationships; (e) information about the services performed and the personnel performing such services under the investment management agreements; (f) the organizational capability and financial condition of the Advisor and its affiliates; (g) the Advisor's practices regarding the selection and compensation of brokers that execute our portfolio transactions and the brokers' provision of brokerage and research services to our investment advisor; and (h) the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

        Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment management fee rates are reasonable in relation to the services to be provided.

        A majority of our currently existing shareholders have approved our investment management agreements. A discussion regarding the basis for our board of directors' approval of the investment management agreements is available in our consent solicitation statement filed with the SEC on April 8, 2011.

Duration and termination

        The investment management agreements remained in effect for a period of two years and thereafter will remain in effect from year to year if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment management agreements will automatically terminate in the event of its assignment. The investment management agreements may be terminated by either party without penalty upon not less than 60 days written notice to the other. Any termination by us must be authorized either by our board of directors or by vote of our stockholders. See "Risks — Risks relating to our business and structure — We are dependent upon senior management personnel of the Advisor for our future success, and if the Advisor is unable to hire and retain qualified personnel or if the Advisor loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed."

Administration Agreement

        We have entered into administration agreements with the Administrator, which we refer to as the administration agreement, under which the Administrator provides administrative services to us. The Administrator provides us with office facilities, equipment, clerical, bookkeeping and record keeping services at such office facilities and such other services as the Administrator, subject to review by the boards, from time to time determines to be necessary or useful to perform its obligations under the administration agreements. The Administrator also provides services including, but not limited to, the arrangement for the services of, and the overseeing of, custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks, stockholders and such other persons in any such other capacity deemed to be necessary or desirable. The Administrator also makes reports to the boards of its performance of obligations under the administration agreement and furnishes advice and recommendations with respect to such other aspects of our business and affairs that we determine to be desirable. The Administrator is responsible for our financial and other records that are required to be maintained and prepares all reports and other materials required by any agreement or to be filed with the Securities and Exchange Commission or any other regulatory authority, including reports on Forms 8-K, 10-Q and periodic reports to stockholders, determining the amounts available for distribution as dividends and distributions to be paid by us to our stockholders, reviewing and implementing any share purchase programs authorized by the boards and maintaining or overseeing the maintenance of our books and records as required under the 1940 Act, maintaining (or overseeing maintenance by other persons) such other books and records required by law or for our proper operation. In addition, the Administrator will assist us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns, and the printing and disseminating of reports to our stockholders. For providing these services, facilities and personnel, we reimburse the Administrator for expenses incurred by the Administrator in performing its obligations under the administration agreement, including our allocable portion of overhead under the administration agreement and the cost of certain of our officers and the Administrator's administrative staff and providing, at our request and on our behalf, significant managerial assistance to our portfolio companies to which we are required to provide such assistance. The methodology of allocating such administration costs and expenses includes allocating (1) Administrator employee compensation based on time spent on the administration of the Company, excluding any compensation paid to investment professionals, and (2) rent, information technology, and other applicable expenses based on the percentage of Administrator employees performing administration of the Company and the time spent by such employees on the administration of the Company. From time to time, the Administrator may pay amounts owed by us to third-party providers of goods or services. We subsequently reimburse the Administrator for such amounts paid on our behalf. Although the Administrator has waived these reimbursements through December 31, 2012, it discontinued such waiver starting at January 1, 2013.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

        We received the approval of our common stockholders to, in one or more public or private offerings of our common stock, sell shares of our common stock at a price below our then current NAV per share, subject to certain conditions discussed below (including, without limitation, that the number of shares sold on any given date does not exceed 25% of our then outstanding common stock immediately prior to such sale). The authorization is effective for a twelve month period expiring on the anniversary of the date of approval.

  Conditions to Sales Below NAV Per Share

        We will only sell shares of our common stock pursuant to the aforementioned authority at a price below NAV per share if the following conditions are met:

  •
  a majority of our independent directors and a majority of the Company's directors who have no financial interest in the sale have approved the sale as in our best interests and in the best interests of our stockholders;

  •
  a majority of such Directors, who are not interested persons of us, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, or sales manager or sales managers, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of us of firm commitments to purchase such shares of our common stock or immediately prior to the issuance of such shares of our common stock, that the price at which such shares of our common stock are to be sold is not less than a price which closely approximates the market value of those shares of our common stock, less any underwriting commission or discount, which could be substantial; and

  •
  the number of shares to be sold on any given date pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale.

        There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority. In making a determination that an offering below NAV per share is in our and our stockholders' best interests, our board of directors may also consider a variety of factors including:

  •
  the effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

  •
  the amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

  •
  the relationship of recent market prices of common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

  •
  whether the estimated offering price would closely approximate the market value of our shares and would not be below current market price;

  •
  the potential market impact of being able to raise capital in the current financial market;

  •
  the nature of any new investors anticipated to acquire shares in the offering;

  •
  the anticipated rate of return on and quality, type and availability of investments; and

  •
  the leverage available to us.

        We will not sell shares under a prospectus supplement to the registration statement or current post-effective amendment thereto of which this prospectus forms a part (the "current registration statement") if the cumulative dilution to our NAV per share from offerings under the current registration statement exceeds 15%. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $15.18 and we have 36.2 million shares outstanding, sale of 7.24 million shares at net proceeds to us of $7.59 per share (a 50% discount) would produce dilution of 8.3%. If we subsequently determined that our NAV per share increased to $14.00 on the then 43.4 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 6.7 million shares at net proceeds to us of $7.00 per share, which would produce dilution of 6.7%, before we would reach the aggregate 15.0% limit. If we file a new post-effective amendment, the threshold would reset.

        Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

        The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different set of investors:

  •
  existing shareholders who do not purchase any shares in the offering.

  •
  existing shareholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering.

  •
  new investors who become shareholders by purchasing shares in the offering.

  Examples of Dilutive Effect of the Issuance of Shares Below NAV Per Share

  Impact on Existing Stockholders Who Do Not Participate in the Offering

        Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV. This decrease could be more pronounced as the size of the offering and level of discounts increase. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

        The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur in an actual offering. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

        The examples assume hypothetically that the issuer has 36,200,000 common shares outstanding, $803,000,000 in total assets and $253,400,000 in total liabilities. The hypothetical NAV and NAV per share are thus $549,600,000 and $15.18. Using these hypothetical numbers, the chart below illustrates the dilutive effect on Stockholder A of (1) an offering of 1,810,000 shares of common stock (5% of the outstanding shares of common stock) at $14.42 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 3,620,000 shares of common stock (10% of the outstanding shares of common stock) at $13.66 per share after offering expenses and commissions (a 10% discount from NAV), (3) an offering of 9,050,000 shares of common stock (25% of the outstanding shares of common stock) at $11.39 per share after offering expenses and commissions (a 25% discount from NAV), and (4) an offering of 9,050,000 shares of common stock (25% of the outstanding shares of common stock) at $0.00 per share after offering expenses and commissions (a 100% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$15.18		$14.38		$11.98		$—
Net Proceeds per Share to Issuer		$14.42		$13.66		$11.39		$—
Decrease to NAV
Total Shares Outstanding	36,200,000	38,010,000	5.00%	39,820,000	10.00%	45,250,000	25.00%	45,250,000	25.00%
NAV per Share	$15.18	$15.15	–0.24%	$15.04	–0.91%	$14.42	–5.00%	$12.15	–20.00%
Dilution to Stockholder
Shares Held by Stockholder A	362,000	362,000	—	362,000	—	362,000	—	362,000	—
Percentage Held by Stockholder A	1.0%	0.95%	–4.76%	0.91%	–9.09%	0.80%	–20.00%	0.80%	–20.00%
Total Asset Values
Total NAV Held by Stockholder A	$5,496,000	$5,482,914	–0.24%	$5,445,968	–0.91%	$5,221,074	–5.00%	$4,396,800	–20.00%
Total Investment by Stockholder A (Assumed to be $15.18 per Share)	$5,496,000	$5,496,000	—	$5,496,000	—	$5,496,000	—	$5,496,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$13,086		$50,032		$274,926		$1,099,200
Per Share Amounts
NAV per Share Held by Stockholder A		$15.15		$15.04		$14.42		$12.15
Investment per Share Held by Stockholder A (Assumed to be $15.18 per Share on Shares Held Prior to Sale)	$15.18	$15.18		$15.18		$15.18		$15.18
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.04)		$(0.14)		$(0.76)		$(3.04)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			–0.24%		–0.91%		–5.00%		–20.00%

  Impact on Existing Stockholders Who Do Participate in the Offering

        Our existing stockholders who participate in the offering or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV per share dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV per share dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV per share dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who overparticipates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV per share dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

        The following chart illustrates the level of dilution and accretion in the offering for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 45,250 shares, which is 0.50% of the offering rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 135,750 shares, which is 1.5% of the offering rather than its 1.0% proportionate share). NAV has not been finally determined for any day after December 31, 2013. The table below is shown based upon the reported NAV of $15.18 at December 31, 2013. The following example assumes a sale of 9,050,000 shares at a sales price to the public of $11.98 with a 5% underwriting discount and commissions ($11.39 per share net).

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$11.98		$11.98
Net Proceeds per Share to Issuer		11.39		11.39
Decrease/Increase to NAV
Total Shares Outstanding	36,200,000	45,250,000	10.00%	45,250,000	10.00%
NAV per Share	$15.18	$14.42	–0.91%	$14.42	–0.91%
Dilution/Accretion to Stockholder
Shares Held by Stockholder A	362,000	407,250	12.50%	497,750	37.5%
Percentage Held by Stockholder A	1.00%	0.90%	–10.00%	1.10%	10.00%
Total NAV Held by Stockholder A	$5,496,000	$5,873,708	6.9%	$7,178,977	30.6%
Total Investment by Stockholder A (Assumed to be $15.18 per Share held Prior to Sale)	$5,496,000	$6,038,286		$7,122,857
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)		$–164,577		$56,120
NAV per Share Held by Stockholder A		$14.42		$14.42
Investment per Share Held by Stockholder A (Assumed to be $15.18 per Share on Shares Held Prior to Sale)	$15.18	$14.83		$14.31
Dilution/Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$–0.40		$0.11
Percentage Dilution/Accretion to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)			–2.73%		0.79%

  Impact On New Investors

        Investors who are not currently stockholders and who participate in an offering below NAV but whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the NAV of their shares of common stock and their NAV per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares of common stock and their NAV per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

        The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10%, 25% and 100% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares of common stock in the offering as Stockholder A in the prior examples held immediately prior to the offering. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which we may sell shares pursuant to the stockholder authority.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$15.18		$14.38		$11.98		$—
Net Proceeds per Share to Issuer		$14.42		$13.66		$11.39		$—
Decrease/Increase to NAV
Total Shares Outstanding	36,200,000	38,010,000	5.00%	39,820,000	10.00%	45,250,000	25.00%	45,250,000	25.00%
NAV per Share	$15.18	$15.15	–0.24%	$15.04	–0.91%	$14.42	–5.00%	$12.15	–20.00%
Dilution/Accretion to New Stockholder A
Shares Held by Stockholder A	—	18,100		36,200		90,500		90,500
Percentage Held by Stockholder A	0.0%	0.05%		0.09%		0.20%		0.20%
Total NAV Held by Stockholder A	—	$274,146		$544,597		$1,305,269		$1,099,200
Total Investment by Stockholder A (At Price to Public)		$274,800		$520,594		$1,084,571		$—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)		$(654)		$24,003		$220,697		$1,099,200
NAV per Share Held by Stockholder A		$15.15		$15.04		$14.42		$12.15
Investment per Share Held by Stockholder A		$15.18		$14.38		$11.98		$—
Dilution/Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.04)		$0.66		$2.44		$12.15
Percentage Dilution/Accretion to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)			–0.24%		4.61%		20.35%		N/A *

*
In this example, the stockholder will have purchased the shares at a 100% discount. Therefore, such stockholder's percentage appreciation would be infinite.

        The tables above provide hypothetical examples of the impact that an offering at a price less than NAV per share may have on the NAV per share of existing stockholders who do and do not participate in such an offering. However, the tables above do not show and are not intended to show any potential changes in market price that may occur from an offering at a price less than NAV per share and it is not possible to predict any potential market price change that may occur from such an offering.

  Certain Considerations and Risks

        Stockholders should consider the potentially dilutive effect of the issuance of shares of our common stock at a price that is less than the NAV per share and the expenses associated with such issuance on the NAV per outstanding share of our common stock. Any sale of common stock at a price below NAV per share would result in an immediate dilution to existing common stockholders. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a disproportionately greater decrease in a stockholder's interest in our earnings and assets and their voting interests than the increase in our assets resulting from such issuance. Our board of directors will consider the potential dilutive effect of the issuance of shares at a price below the NAV per share and the level of offering expenses (which are indirectly borne by stockholders) when considering whether to authorize any such issuance. Our board of directors also will consider, among other things, the fact that sales of common stock at a discount to net asset value will benefit the Advisor as the Advisor will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of ours or from the offering of common stock at a premium to NAV per share. It should be noted that the maximum number of shares salable below NAV on any given date pursuant to this authority that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to such sale. However, pursuant to this authority, there is no limit on the number of offerings below NAV that we may make during the period this authorization is in effect. No further authorization from stockholders will be solicited even if the dilution resulting from any such offering or offerings is significant.

        The 1940 Act establishes a connection between common stock sale price and NAV per share because, when stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares reduces NAV per share. Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such stockholders' holdings of common stock as a percentage of shares outstanding to the extent stockholders do not purchase sufficient shares in the offering or otherwise to maintain their percentage interest. Further, if our current stockholders do not purchase sufficient shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV per share, their voting power will be diluted.

        In addition, if in the future we are not successful with the proposal to sell shares of our common stock below our then current NAV, we may utilize a rights offering in order to access the equity markets if we trade below NAV per share. A rights offering may be at a greater discount to NAV per share than an offering of our common stock at a price below our NAV per share because, among other things, a rights offering requires a long marketing period which might result in greater share price erosion.

        The possibility that our shares of common stock will trade at discounts from NAV or at premiums that are unsustainable over the long term is a risk separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether the shares that may be offered pursuant to this approval will trade at, above, or below NAV.

 DESCRIPTION OF OUR CAPITAL STOCK

        The following description is based on relevant portions of the Delaware General Corporation Law, our charter and bylaws and the 1940 Act. This summary is not complete, and we refer you to the Delaware General Corporation Law, our charter and bylaws and the 1940 Act for a more detailed description of the provisions summarized below.

General

        Under the terms of our certificate of incorporation, our authorized stock consists of 200,000,000 shares of common stock, par value $0.001 per share, and 100,000,000 shares of preferred stock, par value $0.001 per share. We will only offer shares of our common stock under this prospectus. When we offer shares of our common stock under this prospectus, we will issue an appropriate prospectus supplement. Our common stock is traded on The Nasdaq Global Select Market under the ticker symbol "TCPC." There are currently no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

        The following are our outstanding classes of securities as of June 26, 2014:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	200,000,000	—	36,200,020
Preferred Stock	100,000,000	—	—

Common stock

        Under the terms of our certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Holders of a plurality of the votes of the shares present in person or represented by proxy at the meeting to elect directors and entitled to vote on the election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of our common stock may participate in our dividend reinvestment plan. Our common stock is junior to our indebtedness and other liabilities.

        We own 100% of the common limited partner interests in the Operating Company and the Operating Company's common limited partner interests have one vote for each 0.01% of common limited partner interests owned. We will "pass-through" our votes to our common stockholders and vote all of our interests in the Operating Company in the same proportion and manner as our stockholders vote their common stock.

Preferred stock

        Under the terms of our certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock, of at least 200%, and the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock until all arrears are cured. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Long-Term Debt

        We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any publicly traded debt securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

Delaware law and certain charter and bylaw provisions; anti-takeover measures

        Our certificate of incorporation and bylaws, together with the rules of The Nasdaq Global Select Market, provide that:

  •
  the board of directors be organized in a single class with all directors standing for election each year

  •
  directors may be removed by the affirmative vote of the holders of 75% of the then outstanding shares of our capital stock entitled to vote; and

  •
  subject to the rights of any holders of preferred stock, any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of a majority of the directors then in office.

        Our certificate of incorporation also provides that special meetings of the stockholders may only be called by our board of directors, Chairman, Chief Executive Officer or President.

        Delaware's corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's certificate of incorporation or bylaws, unless a corporation's certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our board of directors to amend or repeal the by-laws or adopt new by-laws at any time. Stockholders may amend or repeal the by-laws or adopt new by-laws with the affirmative vote of 80% of the then outstanding shares.

Limitations of liability and indemnification

        Under our certificate of incorporation, we fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers; provided, however, that, except for proceedings to enforce rights to indemnification, we will not be obligated to indemnify any director or officer in connection with a proceeding initiated by such person unless such proceeding was authorized or consented to by our board of directors. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's bylaws, any agreement, a vote of stockholders or otherwise.

        We have obtained liability insurance for our officers and directors.

Anti-takeover provisions

        Our certificate of incorporation includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of us or to change the composition of our board of directors. This could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operation. A director may be removed from office only for cause by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director.

        In addition, our certificate of incorporation requires the favorable vote of a majority of our board of directors followed by the favorable vote of the holders of at least 80% of our outstanding shares of each affected class or series, voting separately as a class or series, to approve, adopt or authorize certain transactions with 10% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of our directors, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) will be required. For purposes of these provisions, a 10% or greater holder of a class or series of shares, or a principal stockholder, refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 10% or more of the outstanding shares of our voting securities.

        The 10% holder transactions subject to these special approval requirements are: the merger or consolidation of us or any subsidiary of ours with or into any principal stockholder; the issuance of any of our securities to any principal stockholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of our assets to any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to us or any subsidiary of ours, in exchange for our securities, of any assets of any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

        To convert us to a closed-end or open-end investment company, to merge or consolidate us with any entity or sell all or substantially all of our assets to any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as are provided in our certificate of incorporation or to liquidate and dissolve us other than in connection with a qualifying merger, consolidation or sale of assets or to amend certain of the provisions relating to these matters, our certificate of incorporation requires either (i) the favorable vote of a majority of our continuing directors followed by the favorable vote of the holders of a majority of our then outstanding shares of each affected class or series of our shares, voting separately as a class or series or (ii) the favorable vote of at least 80% of the then outstanding shares of our capital stock, voting together as a single class. As part of any such conversion to an open-end investment company, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of our conversion to an open-end investment company, the common stock would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our board of directors would vote to convert us to an open-end fund.

        The 1940 Act defines "a majority of the outstanding voting securities" as the lesser of a majority of the outstanding shares and 67% of a quorum of a majority of the outstanding shares. For the purposes of calculating "a majority of the outstanding voting securities" under our certificate of incorporation, each class and series of our shares will vote together as a single class, except to the extent required by the 1940 Act or our certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

Operating Company

        The Amended and Restated Limited Partnership Agreement provides that the Operating Company is authorized to issue an unlimited number of common interests. The common interests have no preference, preemptive, conversion, appraisal, exchange or redemption rights, and there are no sinking fund provisions applicable to the common interests. Each holder of common interests has one vote per common interest held by it on all matters subject to approval by the holders of the common interests. Further, holders of common interests have voting rights on the election of the board of directors of the Operating Company, which will be governed by plurality voting. No person has any liability for obligations of the Operating Company by reason of owning common interests. Holders of outstanding Preferred Interests, voting as a separate class, are entitled to elect two of the Operating Company's directors. The remaining directors are elected by holders of common interests and Preferred Interests, voting together as a single class.

        The rights attached to the Operating Company's common interests are set forth in the Amended and Restated Limited Partnership Agreement. The Amended and Restated Limited Partnership Agreement may be amended by the Operating Company's board of directors without a vote of holders of common interests or Preferred Interests in any manner that does not materially and adversely affect the holders of the common interests or the Preferred Interests, by the affirmative vote of not less than a majority of the common interests and Preferred Interests outstanding and entitled to vote in the case of any amendment that does adversely and materially affect the holders of the common interests and the Preferred Interests and by the affirmative vote of not less than a majority of the outstanding common interests or Preferred Interests voting as a separate class in the event of any amendment that adversely and materially affects the contract rights of one class but not the other or affects one class materially differently than the other class. On any matter as to which the 1940 Act requires a vote, approval by plurality (in the case of elections of directors), a majority of interests present and voting on the matter in question or, where required by the 1940 Act, the lesser of a majority of the votes of the outstanding voting securities of the Operating Company or the votes of at least 2/3 of such outstanding voting securities, if a quorum of at least a majority of such voting securities is present, will be sufficient to approve such matter.

        The Operating Company may merge or consolidate with any other entity, or sell, lease or exchange all or substantially all of the Fund's assets upon the affirmative vote of the holders of not less than two-thirds of the common interests and Preferred Interests.

        The Operating Company's common limited partner interests have one vote for each 0.01% of common limited partner interests owned. The Holding Company owns 100% of the common limited partner interests in the Operating Company. However, the Holding Company will "pass-through" its votes to its common stockholders and vote all of its interests in the Operating Company in the same proportion and manner as such stockholders vote their common stock. Common stockholders of the Holding Company will be entitled to vote on any matter on which the holders of common interests in the Operating Company are required or requested to vote, through the use of "pass-through" voting, including in respect of the investment management arrangements of the Operating Company. The General Partner, with the approval of the board of directors, may issue additional securities of the Operating Company.

        Pursuant to the Amended and Restated Limited Partnership Agreement, after July 31, 2016, the Operating Company may be dissolved upon approval of 80% of its board of directors and a majority of outstanding partnership interests, subject to any requirements under the 1940 Act. Prior to July 31, 2016, it may be dissolved upon approval of two-thirds of its board of directors and upon approval by interests having at least 75% of the votes of all of the interests outstanding on the record date, voting as a single class except to the extent required by the 1940 Act. On any such matter the Holding Company will "pass-through" its votes to its common stockholders and vote all of its interests in the Operating Company in the same proportion and the same manner as such stockholders vote their shares of the Holding Company.

        SVOF/MM, LLC, an affiliate of the Advisor, serves as the General Partner of the Operating Company. In that capacity, it conducts the day-to-day operations of the Operating Company, including supervision of the Advisor and reporting to the board of directors of the Operating Company.

Leverage Program

Preferred Interests

        At December 31, 2013, the Operating Company had 6,700 Preferred Interests issued and outstanding with a liquidation preference of $20,000 per interest. The Preferred Interests are redeemable at the option of the Operating Company, subject to certain conditions. Additionally, under certain conditions, the Operating Company may be required to either redeem certain of the Preferred Interests or repay indebtedness, at the Operating Company's option. Such conditions would include a failure by the Operating Company to maintain adequate collateral as required by the Revolving Facility or by the Statement of Preferences of the Preferred Interests or a failure by the Operating Company to maintain sufficient asset coverage as required by the 1940 Act. As of December 31, 2013, the Operating Company was in full compliance with such requirements. The Preferred Interests accrue dividends at an annual rate equal to LIBOR plus 0.85%, subject to certain limitations and adjustments.

Operating Company Facility

        The Operating Company Facility (the terms of which are set forth in the Operating Company Credit Agreement, as amended (the "Operating Company Credit Agreement")) is a revolving credit facility of $116 million and is secured by portfolio investments and other assets of the Operating Company. The aggregate amount of borrowings which may be outstanding at any time under the Operating Company Facility, however, is limited to a discounted value of the collateral, which we refer to as the Over-Collateralization Test, determined under procedures described in the Operating Company Credit Agreement. The Credit Agreement requires that the market value of certain investments (as well as other excluded investments) be excluded from the calculation of the Over-Collateralization Test to the extent that the assets exceed the limits set forth therein. If the Over-Collateralization Test is not met, the Operating Company would be obligated to come into compliance or make sufficient principal payments on the outstanding borrowing under the Operating

Company Facility. Through the Over-Collateralization Test, the Operating Company Credit Agreement in effect provides for various asset coverage, credit quality and diversification limitations on the fund investments.

        The Operating Company Credit Agreement contains affirmative covenants customary for facilities of this type, including a minimum net worth covenant for the Operating Company. The Operating Company Credit Agreement also includes, among other negative covenants customary for facilities of this type, prohibitions on other borrowings by the Operating Company and limitations on the ability of the Operating Company to (i) issue equity, (ii) make changes in the Amended and Restated Partnership Agreement that would materially adversely affect the Operating Company, (iii) make material changes to certain other agreements; (iv) make distributions on or repurchases of common and preferred interests; (v) merge or consolidate with other persons; (vi) grant further liens on the collateral securing the Operating Company Facility; (vii) enter into hedging and short sale transactions; and (viii) enter into transactions with affiliates.

        The Operating Company Credit Agreement has various events of default, including a default of the Operating Company in the observance or performance of the Over-Collateralization Test (including specified grace and cure periods), a default in the performance or breach of any covenant (including, without limitation, any covenants of payment), obligation, warranty or other agreement of the Operating Company contained in the Operating Company Credit Agreement, the removal of the Advisor pursuant to the terms of the investment management agreements without a replacement investment manager being named within a specified time frame or certain events of bankruptcy, insolvency or reorganization of the Operating Company. In the event of a default under the Operating Company Credit Agreement, the administrative agent with respect to the Operating Company Facility, or the Administrative Agent, will, if directed by the lenders, terminate any additional commitments of the lenders to the Operating Company and the Operating Company would be required to repay principal of and interest on outstanding borrowings under the Operating Company Facility to the extent provided in the Operating Company Credit Agreement prior to paying certain liabilities and prior to redeeming or repurchasing any preferred or common securities.

        In connection with the Operating Company Facility, the Operating Company entered into a pledge and intercreditor agreement with the Custodian and the Administrative Agent, or the Operating Company Pledge Agreement, pursuant to which all or a substantial portion of the assets of the Operating Company have been pledged to the secured parties representative to secure the repayment of any amounts borrowed by the Operating Company under the Operating Company Facility and obligations of the Operating Company under certain other agreements, including secured hedging transactions and the Operating Company Pledge Agreement. The Custodian will be required to take all actions that it is directed to take in accordance with the Operating Company Pledge Agreement to preserve the rights of the secured parties under the Operating Company Pledge Agreement with respect to the collateral, and in certain circumstances will be prevented from releasing any collateral if an event of default has occurred or is occurring under the Operating Company Credit Agreement.

        Under the Operating Company Credit Agreement, we must maintain certain investment restrictions that are fundamental policies applicable to registered investment companies under 1940 Act even if we would not be required to maintain such policies as a business development company. For so long as required pursuant to the Operating Company Credit Agreement, were are prohibited from:

  (1)
  borrowing money or issuing senior securities, except insofar as the foregoing would not violate the 1940 Act as applicable to registered investment companies;

  (2)
  making loans of money or property to any person, except insofar as the foregoing would not violate the 1940 Act as applicable to registered investment companies;

  (3)
  underwriting the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of our its own shares or securities of its subsidiaries we may be deemed to be an underwriter;

  (4)
  purchasing real estate or interests therein, except to the extent that as a result of such investments we would not cease to be a regulated investment company under the Code;

  (5)
  purchasing or selling commodities or commodity contracts for any purposes except to the extent permitted by applicable law without us becoming subject to registration with the Commodity Futures Trading Commissions as a commodity pool or a commodity pool operator; or

  (6)
  investing more than 25% of our assets in a single industry.

        Notwithstanding the foregoing, if a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from these restrictions.

TCPC Funding Facility

        The TCPC Funding Facility (the terms of which are set forth in the Loan Financing and Servicing Agreement, as amended (the "TCPC Funding Credit Agreement")) is a revolving credit facility of $200 million and is secured by portfolio investments and other assets of the TCPC Funding. The TCPC Funding Facility contains an accordion feature pursuant to which the credit line may increase up to an aggregate of $250 million, subject to consent of the administrative agent and other customary conditions. In connection with the TCPC Funding Facility, the Holding Company, as seller, entered into a Sale and Contribution Agreement with TCPC Funding. The Holding Company will transfer certain loans it has originated or acquired or will originate or acquire from time to time to TCPC Funding pursuant to the Sale and Contribution Agreement and various supporting documentation.

        The aggregate amount of borrowings which may be outstanding at any time under the TCPC Funding Facility, however, is limited to the value of borrowing base, as determined under procedures described in the TCPC Funding Credit Agreement, which we will refer to as the Borrowing Base Test. The TCPC Funding Credit Agreement requires that the market value of certain investments (as well as other excluded investments) be excluded from the calculation of the Borrowing Base Test to the extent that the assets exceed the limits set forth therein. If the Borrowing Base Test is not met, TCPC Funding would be obligated to come into compliance or make sufficient principal payments on the outstanding borrowing under the TCPC Funding Facility. Through the Borrowing Base Test, the TCPC Funding Credit Agreement in effect provides for various asset coverage, credit quality and diversification limitations on the fund investments. The TCPC Funding Credit Agreement contains affirmative covenants customary for facilities of this type, including a positive net worth covenant for TCPC Funding.

        The TCPC Funding Credit Agreement has various events of default, including a default of TCPC Funding in the observance or performance of the Borrowing Base Test (including specified grace and cure periods), a default in the performance or breach of any covenant (including, without limitation, any covenants of payment), obligation, warranty or other agreement of TCPC Funding contained in the TCPC Funding Credit Agreement, the removal of the Advisor pursuant to the terms of the investment management agreements without a replacement investment manager being named within a specified time frame, certain events of bankruptcy, insolvency or reorganization of TCPC Funding or the Holding Company no longer being regulated as a BDC. In the event of a default under the TCPC Funding Credit Agreement, the administrative agent with respect to the TCPC Funding Facility, or the Administrative Agent, will, if directed by the lenders, terminate any additional commitments of the lenders to TCPC Funding and TCPC Funding would be required to repay principal of and interest on outstanding borrowings under the TCPC Funding Facility to the extent provided in the TCPC Funding Credit Agreement prior to paying certain liabilities and prior to redeeming or repurchasing any preferred or common securities.

        The material terms of the Operating Company Credit Agreement, the TCPC Funding Credit Agreement and Statement of Preferences of Preferred Interests are summarized in this prospectus. Prospective investors may also review the complete terms of the Operating Company Credit Agreement, the TCPC Funding Credit Agreement and the Statement of Preferences of the Preferred Interests, copies of which are filed as exhibits to the registration statement of which this prospectus is a part for further detail regarding the extent of subordination of the common stock and the limitations on distributions, voting rights and other matters imposed by the terms of such other securities.

Description of Potential Issuance of Warrants, Options or other Rights to Subscribe for, Convert to, or Purchase our Common Stock

        We received the authority from our stockholders at our 2013 annual meeting to issue warrants, options or other rights to subscribe for, convert to, or purchase shares of our common stock, which may include convertible preferred stock and convertible debentures. Sections 18(d) and 61(a) of the 1940 Act restrict the ability of a BDC to issue warrants, options or other rights to subscribe for or convert to voting securities of the BDC, including by requiring, subject to certain exceptions set forth in the 1940 Act (such as short term rights offerings), that the authority must be approved by the stockholders of the BDC.

        Any issuances of warrants, options or other rights to subscribe for, convert to, or purchase shares of our common stock will be made in accordance with Section 61(a)(3) of the 1940 Act, pursuant to which we are permitted to issue securities that may be converted into or exercised for shares of our common stock at a conversion or exercise price per share not less than our current market price at the date of issuance. This conversion or exercise price may, however, be less than our NAV per share at the date such securities are issued or at the date such securities are converted into or exercised for shares of our common stock.

        The terms of such securities, including but not limited to the number of shares of common stock initially covered by such securities, any anti-dilutive adjustment provisions, the period during which and the price and the offer terms on which the rights conveyed by such securities are exercisable, will be determined by our board of directors prior to any issuance. Also, the nature and amount of consideration that would be received by us at the time of issuance and the use of any such consideration will be considered and approved by the board of directors at the time of issuance. Inasmuch we are not offering warrants, options or other rights to subscribe for, convert to or purchase shares of our common stock pursuant to this prospectus, it is impracticable to describe the material terms of any such securities.

        If we publicly offer any warrants, options or other rights to subscribe for, convert to, or purchase shares of our common stock, the specific terms will be described in a prospectus supplement to the applicable prospectus relating to that issuance. The prospectus supplement will be filed with the SEC. For a complete description of the terms of a particular issuance of warrants, options or other rights to subscribe for, convert to, or purchase shares of our common stock, you should read both the applicable prospectus and the prospectus supplement relating to that particular issuance.

        Conditions to Issuance.    Each issuance of warrants, options or other rights to subscribe for, convert to or purchase shares of common stock that is subject to this authority will comply with Section 61(a) of the 1940 Act. Specifically, for subject issuances, Section 61(a) requires that (i) the exercise or conversion feature of the warrants, options or other rights must expire within 10 years of issuance, (ii) the exercise or conversion price for the warrants, options or other rights must not be less than the current market value of the common stock at the date of the issuance of the warrants, options or other rights and (iii) the individual issuances of warrants, options or other rights must be approved by a majority of our directors who are not "interested persons" of us as defined in the 1940 Act on the basis that such issuance is in our and our stockholders' best interests. If such securities are accompanied by other securities (such as convertible debt or preferred stock where the conversion element is the predominant element of the security) when issued, the securities cannot be separately transferable unless no class of such securities and the other securities that accompany them has been publicly distributed.

        In addition, Section 61(a) of the 1940 Act limits the number of warrants, options or other rights to subscribe for, convert to, or purchase our common stock that can be issued under the authority provided by this proposal. Specifically, the amount of voting securities that would result from the exercise or conversion of all of such warrants, options or other rights to subscribe for, convert to, or purchase our common stock at the time of issuance may not exceed 25% of our outstanding voting securities.

        Certain Considerations and Risks.    There are potentially dilutive effects of the issuance of warrants, options or other rights to subscribe for, convert to, or purchase shares of our common stock and the expenses associated with such issuances on the NAV per outstanding share of our common stock. Because the exercise or conversion price per share at the time of exercise or conversion could be less than the net asset value per share of our common stock at the time of exercise or conversion, and because we, and therefore indirectly our common stockholders, would incur expenses in connection with any such issuance of warrants or convertible debt, as well as the expenses of maintaining and servicing any such outstanding warrants or convertible debt such exercise or conversion could result in a dilution of net asset value per share of our common stock at the time of such exercise. There is no limit to the dilution to the shares of common stock because there is no limit to the amount of growth in our NAV per share and therefore no limit to the amount by which our NAV per share at the time of the exercise would exceed the exercise price of such securities. There is no limit to the number of offerings of warrants, options or rights to subscribe for, convert to, or purchase our common stock other than the previously described limit in Section 61(a) of the 1940 Act.

        In addition to potentially diluting net asset value per share of our common stock, any rights offering will dilute the proportionate ownership interest and voting power of stockholders who do not fully exercise their subscription rights regardless of whether such offering is above or below the then current net asset value. The amount of dilution that a stockholder will experience could be substantial, and the market price and net asset value per share of our common stock could be adversely affected. Our common stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF OUR PREFERRED STOCK

        In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more series, without stockholder approval. Our Board of Directors is authorized to fix for any series of preferred stock the number of shares of such series and the designation, relative powers, preferences and rights, and the qualifications, limitations or restrictions of such series; except that, such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law. We do not currently intend to issue preferred stock by the Holding Company at a time when Preferred Interests of the Operating Company are outstanding.

        The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution) and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

        For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

  •
  the designation and number of shares of such series;

  •
  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, the cumulative nature of such dividends and whether such dividends have any participating feature;

  •
  any provisions relating to convertibility or exchangeability of the shares of such series;

  •
  the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

  •
  the voting powers of the holders of shares of such series;

  •
  any provisions relating to the redemption of the shares of such series;

  •
  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

  •
  any conditions or restrictions on our ability to issue additional shares of such series or other securities;

  •
  if applicable, a discussion of certain U.S. Federal income tax considerations; and

  •
  any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

        All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends thereon will be cumulative.

 DESCRIPTION OF OUR DEBT SECURITIES

        We may issue debt securities in one or more series in the future which, if publicly offered, will be under an indenture to be entered into between us and a trustee. The specific terms of each series of debt securities we publicly offer will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series. The description below is a summary with respect to future debt securities we may issue.

        As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture." The indenture is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "Events of Default — Remedies if an Event of Default Occurs." Second, the trustee performs certain administrative duties for us.

        This section includes a description of the material terms and provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available and the applicable prospectus supplement for such debt offering will define the material terms and provisions of such supplemental indenture. We have filed the form of the indenture with the SEC. See "Available Information" for information on how to obtain a copy of the indenture.

        The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

  •
  the designation or title of the series of debt securities;

  •
  the total principal amount of the series of debt securities;

  •
  the percentage of the principal amount at which the series of debt securities will be offered;

  •
  the date or dates on which principal will be payable;

  •
  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

  •
  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

  •
  the terms for redemption, extension or early repayment, if any;

  •
  the currencies in which the series of debt securities are issued and payable;

  •
  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

  •
  the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

  •
  the denominations in which the offered debt securities will be issued;

  •
  the provision for any sinking fund;

  •
  any restrictive covenants;

  •
  any events of default;

  •
  whether the series of debt securities are issuable in certificated form;

  •
  any provisions for defeasance or covenant defeasance;

  •
  any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

  •
  whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

  •
  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

  •
  whether the debt securities are subject to subordination and the terms of such subordination;

  •
  the listing, if any, on a securities exchange; and

  •
  any other terms.

        The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

        The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement ("offered debt securities") and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities ("underlying debt securities"), may be issued under the indenture in one or more series.

        For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

        The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities." The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities" means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

        The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt.

        We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

        We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

        If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

        We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in "certificated" form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

        We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary's book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

        Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

        As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary's book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

        In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in "street name." Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

        For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

        Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

        For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

        When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

  Special Considerations for Indirect Holders

        If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

  •
  how it handles securities payments and notices,

  •
  whether it imposes fees or charges,

  •
  how it would handle a request for the holders' consent, if ever required,

  •
  whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

  •
  how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

  •
  if the debt securities are in book-entry form, how the depositary's rules and procedures will affect these matters.

Global Securities

        As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

        Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

        A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under "Special Situations when a Global Security Will Be Terminated". As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

  Special Considerations for Global Securities

        As an indirect holder, an investor's rights relating to a global security will be governed by the account rules of the investor's financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

        If debt securities are issued only in the form of a global security, an investor should be aware of the following:

  •
  An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

  •
  An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under "Issuance of Securities in Registered Form" above.

  •
  An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

  •
  An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

  •
  The depositary's policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor's interest in a global security. We and the trustee have no responsibility for any aspect of the depositary's actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

  •
  If we redeem less than all the debt securities of a particular series being redeemed, DTC's practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

  •
  An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC's records, to the applicable trustee.

  •
  DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

  •
  Financial institutions that participate in the depositary's book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

        In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under "Issuance of Securities in Registered Form" above.

        The special situations for termination of a global security are as follows:

  •
  if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we do not appoint another institution to act as depositary within 60 days,

  •
  if we notify the trustee that we wish to terminate that global security, or

  •
  if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under "Events of Default."

        The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

        We will pay interest to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."

  Payments on Global Securities

        We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants, as described under "— Special Considerations for Global Securities."

  Payments on Certificated Securities

        We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee's records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

        Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

  Payment When Offices Are Closed

        If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

        You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

        The term "Event of Default" in respect of the debt securities of your series means any of the following:

  •
  We do not pay the principal of, or any premium on, a debt security of the series on its due date.

  •
  We do not pay interest on a debt security of the series within 30 days of its due date.

  •
  We do not deposit any sinking fund payment in respect of debt securities of the series on its due date.

  •
  We remain in breach of a covenant in respect of debt securities of the series for 90 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

  •
  We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.

  •
  Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

        An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

  Remedies if an Event of Default Occurs

        If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series under certain circumstances.

        Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an "indemnity"). (Section 315 of the Trust Indenture Act of 1939) If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

        Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

  •
  You must give your trustee written notice that an Event of Default has occurred and remains uncured.

  •
  The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

  •
  The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

  •
  The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

        However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

        Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

  •
  the payment of principal, any premium or interest or

  •
  in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

        Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger or Consolidation

        Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

  •
  Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

  •
  The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under "Events of Default" above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

  •
  Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (i) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture (see "Indenture Provisions — Limitation on Liens" below) without equally and ratably securing the indenture securities or (ii) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

  •
  We must deliver certain certificates and documents to the trustee.

  •
  We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

        There are three types of changes we can make to the indenture and the debt securities issued thereunder.

  Changes Requiring Your Approval

        First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

  •
  change the stated maturity of the principal of, or interest on, a debt security;

  •
  reduce any amounts due on a debt security;

  •
  reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

  •
  adversely affect any right of repayment at the holder's option;

  •
  change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

  •
  impair your right to sue for payment;

  •
  adversely affect any right to convert or exchange a debt security in accordance with its terms;

  •
  modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

  •
  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

  •
  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

  •
  modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

  •
  change any obligation we have to pay additional amounts.

  Changes Not Requiring Approval

        The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

  Changes Requiring Majority Approval

        Any other change to the indenture and the debt securities would require the following approval:

  •
  If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

  •
  If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

        In each case, the required approval must be given by written consent.

        The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "— Changes Requiring Your Approval."

  Further Details Concerning Voting

        When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

  •
  For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

  •
  For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

  •
  For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

        Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "Defeasance — Full Defeasance."

        We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

        The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

  Covenant Defeasance

        Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance." In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. In order to achieve covenant defeasance, we must do the following:

  •
  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

  •
  We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

  •
  We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with.

  Full Defeasance

        If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if we put in place the following other arrangements for you to be repaid:

  •
  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

  •
  We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

  •
  We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with.

Form, Exchange and Transfer of Certificated Registered Securities

        If registered debt securities cease to be issued in book-entry form, they will be issued:

  •
  only in fully registered certificated form, and

  •
  unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

        Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

        Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

        Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder's proof of legal ownership.

        If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

        If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

        If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

        Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

        Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money's worth.

        In the event that, notwithstanding the foregoing, any payment or distribution of our assets by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, such payment or distribution (whether received by the trustee or any holders of subordinated debt securities) must be paid over, upon written notice to the Trustee, to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

        By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

        Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

  •
  our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

  •
  renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date. The debt securities of the Holding Company or the Operating Company, as applicable, will rank structurally junior to all existing and future indebtedness (including trade payables) and preferred interest of its subsidiaries, financing vehicles or similar entities. For example, the holders of unsecured indebtedness of the Operating Company would be entitled to payment of current interest and principal, if any, prior to even secured indebtedness of the Holding Company being entitled to any payment out of the assets of the Operating Company.

The Trustee under the Indenture

        U.S. Bank National Association has been approved by our Board of Directors to serve as trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

        Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

 DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

General

        We may issue subscription rights to the holders of the class of securities to whom the subscription rights are being distributed, or the Holders to purchase our Securities. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to the Holders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to the Holders on the record date that we set for receiving subscription rights in such subscription rights offering.

        The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

  •
  the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

  •
  the title of such subscription rights;

  •
  the exercise price for such subscription rights (or method of calculation thereof);

  •
  the ratio of the offering (which, in the case of transferable rights issued to holders of our common stock to acquire shares of common stock, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

  •
  the number of such subscription rights issued to each Holder;

  •
  the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

  •
  the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

  •
  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

  •
  any termination right we may have in connection with such subscription rights offering; and

  •
  any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights

        Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of our Securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

        Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the

Securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

 DESCRIPTION OF OUR WARRANTS

        The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

        We may issue warrants to purchase shares of our common stock, preferred stock or debt securities from time to time. Such warrants may be issued independently or together with one of our Securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

        A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

  •
  the title of such warrants;

  •
  the aggregate number of such warrants;

  •
  the price or prices at which such warrants will be issued;

  •
  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

  •
  the number of shares of common stock, preferred stock or debt securities issuable upon exercise of such warrants;

  •
  the price at which and the currency or currencies, including composite currencies, in which the shares of common stock, preferred stock or debt securities purchasable upon exercise of such warrants may be purchased;

  •
  the date on which the right to exercise such warrants will commence and the date on which such right will expire;

  •
  whether such warrants will be issued in registered form or bearer form;

  •
  if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

  •
  if applicable, the number of such warrants issued with each share of common stock, preferred stock or debt securities;

  •
  if applicable, the date on and after which such warrants and the related shares of common stock, preferred stock or debt securities will be separately transferable;

  •
  information with respect to book-entry procedures, if any;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations; and

  •
  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

        We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

        Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in our best interests and the best interest of our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

U.S. FEDERAL INCOME TAX MATTERS

        The following is a summary of U.S. federal income tax considerations relevant to a stockholder who purchases our common stock pursuant to a future offering. This summary is subject to change by legislative or administrative action, and any change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as stockholders subject to the alternative minimum tax, financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens or stockholders who contribute assets to us in exchange for our shares. This discussion assumes that the stockholders hold their common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders, and the discussion set forth herein does not constitute tax advice. No ruling has been or will be sought from the Internal Revenue Service, which we refer to as the IRS, regarding any matter discussed herein. Tax counsel has not rendered any legal opinion regarding any tax consequences relating to us or our stockholders. Stockholders are urged to consult their own tax advisors to determine the U.S. federal, state, local and foreign tax consequences to them of investing in our shares.

        The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in us.

        The discussion does not discuss the consequences of an investment in shares of preferred stock, debt securities, subscription rights to purchase our securities or warrants representing rights to purchase our securities. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

Taxation of the company

        We have elected, and we intend to continue, to qualify to be taxed as a RIC under the Code. To continue to qualify as a RIC, we must, among other things, (a) derive in each taxable year at least 90 percent of our gross income from dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a "qualified publicly traded partnership" (a "QPTP"); and (b) diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50 percent of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than five percent of the value of our total assets and not more than 10 percent of the outstanding voting securities of such issuer (subject to the exception described below), and (ii) not more than 25 percent of the market value of our total assets is invested in the securities (other than U.S. Government securities and the securities of other regulated investment companies) (A) of any issuer, (B) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or (C) of one or more QPTPs. We may generate certain income that might not qualify as good income for purposes of the 90% annual gross income requirement described above. We will monitor our transactions to endeavor to prevent our disqualification as a RIC.

        For purposes of determining whether we satisfy the 90% gross income test described in clause (a) above, the character of our distributive share of items of income, gain and loss derived through the Operating Company and any subsidiary or investment that is also classified as a partnership for U.S. federal income tax purposes (other than a qualified publicly traded partnership) generally will be determined as if we realized such tax items directly. Similarly, for purposes of determining whether we satisfy the asset diversification test described in clause (b) above, we intend to "look through" the Operating Company, and also to further "look through" any subsidiary or investment that is classified as a partnership for U.S. federal income tax purposes (other than a qualified publicly traded partnership).

        If we fail to satisfy the 90% annual gross income requirement or the asset diversification requirements discussed above in any taxable year, we may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the asset diversification requirements where we correct the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to corporate-level U.S. federal income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail the 90% annual gross income requirement or the asset diversification requirements discussed above.

        As a RIC, in any taxable year with respect to which we timely distribute at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) (the "Annual Distribution Requirement"), we (but not our stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (generally, net long-term capital gain in excess of short-term capital loss) that we distribute to our stockholders. We intend to distribute annually all or substantially all of such income on a timely basis. To the extent that we retain our net capital gain for investment or any investment company taxable income, we will be subject to U.S. federal income tax at the regular corporate income tax rates. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.

        We will be dependent on the Operating Company, TCPC Funding and TCPC SBIC for cash distributions to enable us to meet the Annual Distribution Requirements. TCPC SBIC may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA's restrictions for TCPC SBIC to make certain distributions to maintain our RIC status. If TCPC SBIC is unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to meet the Annual Distribution Requirement, which would cause us to fail to qualify as a RIC and would subject us to tax at regular corporate rates, as discussed below.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible four percent U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

  (1)
  at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

  (2)
  at least 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

  (3)
  certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

        While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the four percent federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

        If, in any particular taxable year, we do not satisfy the Annual Distribution Requirement or otherwise were to fail to qualify as a RIC (for example, because we fail the 90% annual gross income requirement described above), and relief is not available as discussed above, all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and distributions generally will be taxable to the stockholders as ordinary dividends to the extent of our current and accumulated earnings and profits.

        We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.

        As a RIC, we are permitted to carry forward a net capital loss realized in a taxable year beginning before December 23, 2010 to offset our capital gain, if any, realized during the eight years following the year of the loss. A capital loss carryforward realized in a taxable year beginning before December 23, 2010 is treated as a short-term capital loss in the year to which it is carried. We are permitted to carry forward a net capital loss realized in taxable years beginning on or after December 23, 2010 to offset capital gain indefinitely. For net capital losses realized in taxable years beginning on or after December 23, 2010, the excess of our net short-term capital loss over our net long-term capital gain is treated as a short-term capital loss arising on the first day of our next taxable year and the excess of our net long-term capital loss over our net short-term capital gain is treated as a long-term capital loss arising on the first day of our next taxable year. If future capital gain is offset by carried forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether they are distributed to stockholders. Accordingly, we do not expect to distribute any such offsetting capital gain. A RIC cannot carry back or carry forward any net operating losses.

Company investments

        Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as "good income" for purposes of the 90% annual gross income requirement described above. We will monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of us as a RIC.

        Investments we make in securities issued at a discount or providing for deferred interest or PIK interest are subject to special tax rules that will affect the amount, timing and character of distributions to stockholders. For example, with respect to securities issued at a discount, we will generally be required to accrue daily as income a portion of the discount and to distribute such income on a timely basis each year to maintain our qualification as a RIC and to avoid U.S. federal income and excise taxes. Since in certain circumstances we may recognize income before or without receiving cash representing such income, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding U.S. federal income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thereby be subject to corporate-level income tax.

        Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any such restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% gross income requirement or our receiving assets that would not count toward the asset diversification requirements.

        Gain or loss recognized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

        In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to foreign taxes paid by us.

        If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Our ability to make either election will depend on factors beyond our control. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

        Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

        If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax.

        Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, we are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain "asset coverage" tests are met. This may also jeopardize our qualification for taxation as a RIC or subject us to the 4% excise tax.

        Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the asset diversification requirements. If we dispose of assets to meet the Annual Distribution Requirement, the asset diversification requirements, or the 4% excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        Some of the income that we might otherwise earn, such as lease income, management fees, or income recognized in a work-out or restructuring of a portfolio investment, may not satisfy the 90% gross income requirement. To manage the risk that such income might disqualify us as a RIC for a failure to satisfy the 90% gross income requirement, one or more of our subsidiaries treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield to investors on such income and fees.

Taxation of U.S. stockholders

        For purposes of this discussion, a "U.S. stockholder" (or in this section, a "stockholder") is a holder or a beneficial holder of shares which is for U.S. federal income tax purposes (1) a person who is a citizen or resident of the United States, (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State thereof, or the District of Columbia, (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust's administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. If a partnership or other entity or arrangement classified as a partnership for U.S. tax purposes holds the shares, the tax treatment of the partnership and each partner generally will depend on the activities of the partnership and the activities of the partner. Partnerships acquiring shares, and partners in such partnerships, should consult their own tax advisors. Prospective investors that are not U.S. stockholders should refer to the section "Non-U.S. Stockholders" below and are urged to consult their own tax advisors with respect to the U.S. federal income tax consequences of an investment in our shares, including the potential application of U.S. withholding taxes.

        Distributions we pay to you from our ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereinafter as "ordinary income dividends") are generally taxable to you as ordinary income to the extent of our earnings and profits. Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate stockholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions made to you from an excess of net long-term capital gain over net short-term capital loss ("capital gain dividends"), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gain if they have been properly designated by us, regardless of the length of time you have owned our shares. For non-corporate stockholders, capital gains dividends are currently taxed at preferential rates. Generally, you will be provided with a written notice designating the amount of any (i) ordinary income dividends no later than 30 days after the close of the taxable year, and (ii) capital gain dividends or other distributions no later than 60 days after the close of the taxable year. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as a capital asset).

        In the event that we retain any net capital gain, we may designate the retained amounts as undistributed capital gain in a notice to our stockholders. If a designation is made, stockholders would include in income, as long-term capital gain, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. A stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In addition, the tax basis of shares owned by a stockholder would be increased by an amount equal to the difference between (i) the amount included in the stockholder's income as long-term capital gain and (ii) the stockholder's proportionate share of the corporate tax paid by us.

        Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of our common stock. We have the ability to declare a large portion of a dividend in shares of our stock. As long as a portion of such dividend is paid in cash (which portion can be as low as 10% for dividends paid on or before December 31, 2012 with respect to any taxable year ending on or before December 31, 2011) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our stockholders will be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of our stock.

        If we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.

        A stockholder will recognize gain or loss on the sale or exchange of our common stock in an amount equal to the difference between the stockholder's adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a stockholder on the sale or other disposition of our common stock will result in capital gain or loss to you, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

        For taxable years beginning after December 31, 2012, noncorporate stockholders with income in excess of certain thresholds are, in general, subject to an additional tax on their "net investment income," which ordinarily includes taxable distributions from us and taxable gain on the disposition of our common stock.

        We may be required to withhold U.S. federal income tax ("backup withholding"), from all taxable distributions to any non-corporate stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the stockholder's U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

        After June 30, 2014, withholding at a rate of 30% will be required on dividends in respect of, and after December 31, 2016, withholding at a rate of 30% will be required on gross proceeds from the sale of shares of our common stock held by or through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. We will not pay any additional amounts in respect to any amounts withheld.

        Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

        Stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

Taxation of non-U.S. stockholders

        The following discussion only applies to non-U.S. stockholders. A "non-U.S. stockholder" is a holder, other than a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes), that is not a U.S. stockholder for U.S. federal income tax purposes. Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our shares.

        Distributions of ordinary income dividends to non-U.S. stockholders, subject to the discussion below, will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. Different tax consequences may result if the non-U.S. stockholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

        Actual or deemed distributions of our net capital gain to a non-U.S. stockholder, and gain recognized by a non-U.S. stockholder upon the sale of our common stock, generally will not be subject to U.S. federal withholding tax and will not be subject to U.S. federal income tax unless the distributions or gain, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States) or, in the case of an individual, is present in the United States for 183 days or more during a taxable year.

        Under certain legislation, no U.S. source withholding taxes will be imposed on dividends paid by RICs in taxable years beginning before January 1, 2014 to non-U.S. stockholders to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. As of the date hereof, this provision has expired and, although an extension of this provision has been proposed, unless this extension is enacted, this exception will not apply for any taxable years on or after January 1, 2014. Even if the provision is re-enacted, no assurance can be given that we will distribute any interest-related or short-term capital gain dividends.

        If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business (or, where an applicable treaty applies, are attributable to a permanent establishment in the United States) may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain non-U.S. stockholders.

        Legislation enacted in 2010 and existing guidance issued thereunder will require, after June 30, 2014, withholding at a rate of 30% on dividends in respect of, and, after December 31, 2016, gross proceeds from the sale of, our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Accordingly, the entity through which our common stock is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and gross proceeds from the sale of, our common stock held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any "substantial United States owners" or (ii) provides certain information regarding the entity's "substantial United States owners," which we will in turn provide to the Internal Revenue Service. We will not pay any additional amounts to stockholders in respect of any amounts withheld. Stockholders are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in our common stock.

        Backup Withholding.    A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to backup withholding of federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. Non-U.S. stockholders may also be subject to information reporting.

Failure to Qualify as a RIC

        If we were unable to qualify for treatment as a RIC, and relief is not available as discussed above, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders nor would we be required to make distributions for tax purposes. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for reduced maximum rates to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. If we were to fail to meet the RIC requirements for more than two consecutive years and then to seek to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate level tax on any such unrealized appreciation recognized during the succeeding 10-year period.

PLAN OF DISTRIBUTION

        We may sell Securities pursuant to this prospectus and a prospectus supplement in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser; or (c) through agents. Any underwriter or agent involved in the offer and sale of Securities will also be named in the applicable prospectus supplement. Securities may be sold "at-the-market" to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise, although we do not intend at-the-market sales of our shares pursuant to this prospectus to exceed $100 million. The prospectus supplement will set forth the terms of the offering of such securities, including:

  •
  the name or names of any underwriters or agents and the amounts of Securities underwritten or placed by each of them;

  •
  the offering price of the Securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to underwriters or agents; and

  •
  any securities exchanges on which the Securities may be listed.

        In addition, we may enter into registration rights agreements or other similar agreements in the future pursuant to which certain of our stockholders may resell our Securities under this prospectus and as described in any related prospectus supplement.

        We may use shares of our common stock to acquire investments in companies, the terms of which will be further disclosed in a prospectus supplement if such stock is issued in an offering hereunder.

        If underwriters are used in the sale of any Securities, Securities acquired by the underwriters for their own account may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, any obligations by the underwriters to purchase Securities will be subject to certain conditions precedent.

        In compliance with the guidelines of the Financial Industry Regulatory Authority, the maximum compensation to the underwriters or dealers in connection with the sale of our Securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the Securities as set forth on the cover page of the supplement to this prospectus.

        Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

        Any underwriters that are qualified market makers on The Nasdaq Global Select Market may engage in passive market making transactions in our common stock on The Nasdaq Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker's bid, however, the passive market maker's bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

        We may sell Securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of Securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

        If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

        Agents, dealers and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

        We may enter into derivative transactions with third parties, or sell Securities outside of this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use Securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of Securities, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge Securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in shares of our common stock or in connection with a simultaneous offering of other Securities offered by this prospectus or otherwise. Such financial institution or third party in such transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

        Shares of our common stock sold pursuant to a prospectus supplement will be listed on The Nasdaq Global Select Market, or another exchange on which our common stock is traded.

        In order to comply with the securities laws of certain states, if applicable, Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirements is available and is complied with. Any offering of by us of common stock below our then current net asset value that requires the consent of our common stockholders within a particular time frame, such as within one year after authorization, must occur, if at all, within such time frame.

        The Company's common stockholders will indirectly bear all of the various expenses incurred in connection with the distribution activities described herein except to the extent in any particular offering that the purchasers are responsible for selling commissions.

CUSTODIAN

        Wells Fargo Bank, National Association provides custodian services to us pursuant to a custodian services agreement. For the services provided to us by the Custodian, the Custodian is entitled to fees as agreed upon from time to time. The address of Wells Fargo Bank, National Association is 9062 Old Annapolis Rd., Columbia, MD 21045-1951.

TRANSFER AGENT

        Wells Fargo Bank, National Association provides transfer agency support to us and serves as our dividend paying agent under a transfer agency agreement. The address of Wells Fargo Bank, National Association is 161 North Concord Exchange, South Saint Paul, MN 55075.

LEGAL MATTERS

        Certain legal matters in connection with the Securities will be passed upon for us by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Ernst & Young LLP, or EY, is our independent registered public accounting firm. The address of EY is 725 South Figueroa Street, Los Angeles, California 90017.

ADDITIONAL INFORMATION

        We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the shares we are offering, and the SAI. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the shares we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to describe the material terms thereof but are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

        We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

PRIVACY PRINCIPLES

        We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

        Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

        We restrict access to nonpublic personal information about our stockholders to the Advisor's employees and advisors with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

        An SAI dated as of July 2, 2014, has been filed with the SEC and is incorporated by reference in this prospectus. An SAI may be obtained without charge by writing to us at Tennenbaum Capital Partners, LLC, c/o Investor Relations, 2951 28th Street, Suite 1000, Santa Monica, California 90405 or by calling us at (310) 566-1094. The Table of Contents of the SAI is as follows:

Page
The Company	SAI-3
Management of the Company	SAI-5
Distributions	SAI-18
Determination of Net Asset Value	SAI-19
Dividend Reinvestment Plan	SAI-22
Regulation	SAI-23
Brokerage Allocations and Other Practices	SAI-30

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of
TCP Capital Corp.

        We have audited the accompanying consolidated statements of assets and liabilities of TCP Capital Corp. (formerly Special Value Continuation Fund, LLC) (the Company), including the consolidated schedule of investments, as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2013. Our audits also included the financial statement schedules listed in the Index at Item 15(a). These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, loan agents, trustees or management of the underlying investments, as applicable, or by other appropriate auditing procedures where replies from these parties, as applicable, were not received. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of TCP Capital Corp. at December 31, 2013 and 2012 and the consolidated results of its operations, changes in its net assets and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material aspects the information set forth therein.

        Our audits were conducted for the purpose of forming an opinion on the financial statements taken as a whole. The consolidating details appearing with the consolidated financial statements are presented for purposes of additional analysis and are not a required part of the financial statements. Such information has been subjected to the auditing procedures applied in our audits of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as whole.

/s/ Ernst & Young LLP
Los Angeles, California
March 6, 2014

TCP Capital Corp.

Consolidated Statements of Assets and Liabilities

	December 31, 2013	December 31, 2012
Assets
Investments, at fair value:
Companies less than 5% owned (cost of $684,569,508 and $508,302,758, respectively)	$678,326,915	$440,772,190
Companies 5% to 25% owned (cost of $73,946,547 and $55,803,421, respectively)	69,068,808	54,421,689
Companies more than 25% owned (cost of $42,588,724 and $44,964,189 respectively)	18,867,236	22,489,208

Total investments (cost of $801,104,779 and $609,070,368, respectively)	766,262,959	517,683,087
Cash and cash equivalents	22,984,182	18,035,189
Accrued interest income:
Companies less than 5% owned	6,282,353	4,039,149
Companies 5% to 25% owned	415,061	482,634
Companies more than 25% owned	41,691	53,524
Receivable for investments sold	3,605,964	7,727,415
Deferred debt issuance costs	2,969,085	696,018
Unrealized appreciation on swaps	—	179,364
Options (cost $51,750)	14,139	—
Prepaid expenses and other assets	753,768	345,722

Total assets	803,329,202	549,242,102

Liabilities
Debt	95,000,000	74,000,000
Payable for investments purchased	14,706,942	21,814,819
Incentive allocation payable	3,318,900	—
Payable to the Investment Manager	1,121,108	109,200
Interest payable	430,969	119,233
Unrealized depreciation on swaps	331,183	—
Accrued expenses and other liabilities	3,136,010	2,685,015

Total liabilities	118,045,112	98,728,267

Commitments and contingencies (Note 5)
Preferred equity facility
Series A preferred limited partner interests in Special Value Continuation Partners, LP; $20,000/interest liquidation preference; 6,700 interests authorized, issued and outstanding	134,000,000	134,000,000
Accumulated dividends on Series A preferred equity facility	504,252	526,285

Total preferred limited partner interests	134,504,252	134,526,285

Non-controlling interest
General Partner interest in Special Value Continuation Partners, LP	1,168,583	—

Net assets applicable to common shareholders	$549,611,255	$315,987,550

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; 200,000,000 shares authorized, 36,199,916 and 21,477,628 shares issued and outstanding as of December 31, 2013 and December 31, 2012, respectively	36,200	21,478
Paid-in capital in excess of par	667,842,020	444,234,060
Accumulated net investment income	24,016,095	22,526,179
Accumulated net realized losses	(105,800,278)	(59,023,861)
Accumulated net unrealized depreciation	(35,314,199)	(91,770,306)
Non-controlling interest	(1,168,583)	—

Net assets applicable to common shareholders	$549,611,255	$315,987,550

Net assets per share	$15.18	$14.71

See accompanying notes.

TCP Capital Corp.

Consolidated Statement of Investments

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Cost	Fair Value	Percent of Cash and Investments
Debt Investments (92.05%)
Bank Debt (74.53%)(1)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services (1.03%)
Expert Global Solutions, LLC, Senior Secured 1st Lien Term Loan B, LIBOR + 7.25% (Q), 1.25% LIBOR Floor, due 4/3/18	$699,754	$701,280	$703,691	0.09%
Expert Global Solutions, LLC, Senior Secured 2nd Lien Term Loan, LIBOR + 11% (Q), 1.5% LIBOR Floor, due 10/3/18	$7,434,877	7,228,004	7,382,833	0.94%

Total Accounting, Tax Preparation, Bookkeeping, and Payroll Services		7,929,284	8,086,524
Advertising, Public Relations, and Related Services (2.12%)
Doubleplay III Limited, Senior Secured 1st Lien Facility A1 Term Loan, EURIBOR + 6.25% (Q), 1.25% EURIBOR Floor, due 3/18/18 — (United Kingdom)(4),(10)	$13,165,705	16,428,630	16,736,606	2.12%
Artificial Synthetic Fibers and Filaments Manufacturing (0.26%)
AGY Holding Corp., Senior Secured Term Loan, 12%, due 9/15/16(2)	$2,056,927	2,056,927	2,056,927	0.26%
Business Support Services (1.89%)
STG-Fairway Acquisitions, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 9.25% (Q), 1.25% LIBOR Floor, due 8/28/19	$14,643,455	13,944,123	14,929,002	1.89%
Chemical Manufacturing (2.20%)
Archroma, Senior Secured Lien Term Loan B, LIBOR + 8.25% (Q), 1.25% LIBOR Floor, due 9/30/18	$17,456,250	17,107,125	17,401,699	2.20%
Communications Equipment Manufacturing (1.91%)
Globecomm Systems Inc., Senior Secured 1st Lien Term Loan, LIBOR + 7.625% (Q), 1.25% LIBOR Floor, due 12/11/18(2)	$15,000,000	14,850,000	15,097,500	1.91%
Computer Equipment Manufacturing (1.15%)
ELO Touch Solutions, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 10.5% (Q), 1.5% LIBOR Floor, due 12/1/18	$10,000,000	9,666,672	9,100,000	1.15%
Converted Paper Products Manufacturing (0.45%)
Ranpak Corp., Senior Secured 2nd Lien Term Loan, LIBOR + 7.25% (Q), 1.25% LIBOR Floor, due 4/23/20	$3,469,573	3,434,877	3,573,660	0.45%
Computer Systems Design and Related Services (5.40%)
Blue Coat Systems, Inc., Senior Secured 1st Lien Revolver Term Loan, LIBOR + 3.5% (Q), 1% LIBOR Floor, due 5/31/18	$4,500,000	3,540,000	4,060,800	0.51%
Blue Coat Systems, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 8.5% (Q), 1% LIBOR Floor, due 6/28/20	$15,000,000	14,878,125	15,300,000	1.94%
OnX Enterprise Solutions, Ltd., Senior Secured 1st Lien Term Loan, LIBOR + 7% (Q), due 9/3/18 LIBOR + 7% , due 9/3/18	$10,640,000	10,483,300	10,709,160	1.36%
OnX USA, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 7% (Q), due 9/3/18	$5,320,000	5,244,790	5,354,580	0.68%
Websense, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 7.25% (Q), 1% LIBOR Floor, due 12/27/20	$7,200,000	7,164,000	7,218,000	0.91%

Total Computer Systems Design and Related Services		41,310,215	42,642,540
Electric Power Generation, Transmission and Distribution (2.21%)
Panda Sherman Power, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 7.5% (Q), 1.5% LIBOR Floor, due 9/14/18	$11,070,172	10,932,474	11,402,277	1.44%
Panda Temple Power II, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 6% (Q), 1.25% LIBOR Floor, due 4/3/19	$5,892,970	5,834,041	6,069,759	0.77%

Total Electric Power Generation, Transmission and Distribution		16,766,515	17,472,036
Electrical Equipment and Component Manufacturing (2.08%)
Palladium Energy, Inc., 1st Lien Senior Secured Term Loan, LIBOR + 9% (Q), 1% LIBOR Floor, due 12/26/17	$16,500,317	16,225,541	16,426,066	2.08%

TCP Capital Corp.

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Cost	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Financial Investment Activities (0.49%)
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5% (M), due 12/31/22(11)	$10,637,623	$13,394,183	$3,882,732	0.49%
Freight Transportation Arrangement (0.48%)
Livingston International, Inc., 2nd Lien Term Loan, LIBOR + 7.75% (Q), 1.25% LIBOR Floor, due 4/18/20(10)	$3,665,217	3,597,620	3,756,848	0.48%
Full-Service Restaurants (2.04%)
RM Holdco, LLC, Subordinated Convertible Term Loan, 1.12% PIK, due 3/21/18(2)	$5,164,796	5,164,796	2,197,621	0.28%
RM OpCo, LLC, Convertible 1st Lien Term Loan Tranche B-1, 12% Cash + 7% PIK, due 3/21/16(2)	$1,370,199	1,339,883	1,370,199	0.17%
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche A, 11%, due 3/21/16(2)	$3,626,947	3,626,947	3,626,947	0.46%
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B, 12% Cash + 7% PIK, due 3/21/16(2)	$6,825,328	6,825,328	6,825,328	0.86%
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B-1, 12% Cash + 7% PIK, due 3/21/16(2)	$2,150,088	2,109,019	2,150,088	0.27%

Total Full-Service Restaurants		19,065,973	16,170,183
Gaming Industries (1.87%)
AP Gaming I, LLC, Senior Secured 1st Lien Term Loan B, LIBOR + 8.25% (Q), 1% LIBOR Floor, due 12/20/20	$15,000,000	14,550,000	14,737,500	1.87%
Grocery Stores (1.91%)
Bashas, Inc., Senior Secured 1st Lien FILO Term Loan, LIBOR + 9.35% (M), 1.5% LIBOR Floor, due 12/28/15	$14,843,788	14,802,168	15,066,445	1.91%
Inland Water Transportation (1.64%)
US Shipping Corp, Senior Secured 1st Lien Term Loan B, LIBOR + 7.75% (Q), 1.25% LIBOR Floor, due 4/30/18	$12,603,333	12,477,300	12,965,679	1.64%
Insurance Related Activities (0.81%)
Confie Seguros Holding II Co., 2nd Lien Term Loan, LIBOR + 9% (M), 1.25% LIBOR Floor, due 5/8/19	$6,341,809	6,245,733	6,391,370	0.81%
Merchant Wholesalers (1.16%)
Envision Acquisition Company, LLC, 2nd Lien Term Loan, LIBOR + 8.75% (M), 1% LIBOR Floor, due 11/4/21	$9,079,011	8,897,430	9,192,498	1.16%
Motion Picture and Video Industries (1.97%)
CORE Entertainment, Inc., Senior Secured 1st Lien Term Loan, 9%, due 6/21/17	$9,462,231	9,381,116	8,610,631	1.09%
CORE Entertainment, Inc., Senior Secured 2nd Lien Term Loan, 13.5%, due 6/21/18	$7,569,785	7,502,054	6,858,225	0.88%

Total Motion Picture and Video Industries		16,883,170	15,468,856
Newspaper, Periodical, Book, and Directory Publishers (3.90%)
Hanley-Wood, LLC, 1st Lien FILO Term Loan, LIBOR + 6.75% (Q), 1.25% LIBOR Floor, due 7/15/18	$16,707,600	16,707,600	16,699,246	2.13%
MediMedia USA, Inc., 1st Lien Revolver, LIBOR + 6.75% (M), due 5/20/18	$4,960,000	3,797,500	4,523,908	0.57%
MediMedia USA, Inc., 1st Lien Term Loan, LIBOR + 6.75% (M), 1.25% LIBOR Floor, due 11/20/18	$9,701,250	9,433,029	9,458,719	1.20%

Total Newspaper, Periodical, Book, and Directory Publishers		29,938,129	30,681,873
Nonresidential Building Construction (1.25%)
NCM Group Holdings, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 11.5% (Q), 1% LIBOR Floor, due 8/29/18	$10,000,000	9,620,619	9,875,000	1.25%

TCP Capital Corp.

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Cost	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Nonscheduled Air Transportation (2.24%)
One Sky Flight, LLC, Senior Secured 2nd Lien Term Loan, 12% Cash + 3% PIK, due 5/4/19	$18,200,000	$16,929,086	$17,708,600	2.24%
Oil and Gas Extraction (1.98%)
Willbros Group, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 9.75% (Q), 1.25% LIBOR Floor, due 8/7/19	$15,426,118	15,051,713	15,657,510	1.98%
Other Telecommunications (1.76%)
Securus Technologies, Inc., 2nd Lien Term Loan, LIBOR + 7.75% (Q), 1.25% LIBOR Floor, due 4/30/21	$14,000,000	13,860,000	13,925,660	1.76%
Petroleum and Coal Products Manufacturing (0.95%)
Boomerang Tube, LLC, 2nd Lien Term Loan, LIBOR + 9.5% (Q), 1.5% LIBOR Floor, due 10/11/17	$7,749,023	7,563,978	7,477,807	0.95%
Professional, Scientific, and Technical Services (3.14%)
Connolly, LLC, Senior Secured 2nd Lien Term Loan, LIBOR + 9.25% (Q), 1.25% LIBOR Floor, due 7/15/19	$12,000,000	11,829,534	12,270,000	1.55%
ConvergeOne Holdings, 1st Lien Term Loan, LIBOR + 8% (Q), 1.25% LIBOR Floor, due 5/8/19	$12,654,643	12,464,823	12,570,236	1.59%

Total Professional, Scientific, and Technical Services		24,294,357	24,840,236
Promoters of Performing Arts, Sports, and Similar Events (1.40%)
Stadium Management Group, Senior Secured 2nd Lien Term Loan, LIBOR + 9.50% (M), 1.25% LIBOR Floor, due 12/7/18	$11,000,000	10,817,390	11,055,000	1.40%
Radio and Television Broadcasting (3.09%)
SiTV, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 6% (Q) Cash + 4% PIK, 2% LIBOR Floor, due 8/3/16	$6,995,124	6,648,634	6,774,778	0.86%
The Tennis Channel, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 8.5% (Q), due 5/29/17	$17,589,459	17,134,705	17,615,843	2.23%

Total Radio and Television Broadcasting		23,783,339	24,390,621
Retail (2.29%)
Kenneth Cole Productions, Inc., Senior Secured 1st Lien FILO Term Loan, LIBOR + 10.40% (M), 1% LIBOR Floor, due 9/25/17	$11,272,727	11,051,496	11,329,090	1.44%
Shopzilla, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 9.5% (Q), due 3/31/16	$6,710,057	6,525,027	6,683,216	0.85%

Total Retail		17,576,523	18,012,306
Scheduled Air Transportation (1.60%)
Aircraft Secured Mortgages — Aircraft Leased to Delta Air Lines, Inc.
N913DL, 8%, due 3/15/17(6)	$289,048	289,048	296,820	0.04%
N918DL, 8%, due 8/15/18(6)	$388,001	388,001	397,290	0.05%
N954DL, 8%, due 3/20/19(6)	$514,375	514,375	524,620	0.07%
N955DL, 8%, due 6/20/19(6)	$533,283	533,283	543,320	0.07%
N956DL, 8%, due 5/20/19(6)	$532,275	532,275	542,640	0.07%
N957DL, 8%, due 6/20/19(6)	$537,947	537,947	548,250	0.07%
N959DL, 8%, due 7/20/19(6)	$543,573	543,573	553,520	0.07%
N960DL, 8%, due 10/20/19(6)	$564,855	564,855	574,430	0.07%
N961DL, 8%, due 8/20/19(6)	$558,427	558,427	568,310	0.07%
N976DL, 8%, due 2/15/18(6)	$394,360	394,360	404,600	0.05%
Aircraft Secured Mortgages — Aircraft Leased to United Airlines, Inc.
N510UA, 20%, due 10/26/16(2)	$328,848	328,848	404,605	0.05%
N512UA, 20%, due 10/26/16(2)	$334,535	334,535	414,010	0.05%
N536UA, 16%, due 9/29/14(2)	$108,845	108,845	114,000	0.01%
N545UA, 16%, due 8/29/15(2)	$249,695	249,695	275,405	0.03%
N585UA, 20%, due 10/25/16(2)	$392,794	392,794	486,115	0.06%

TCP Capital Corp.

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Cost	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
N659UA, 12%, due 2/28/16(6)	$2,708,150	$2,708,150	$2,948,986	0.37%
N661UA, 12%, due 5/4/16(6)	$2,880,186	2,880,186	3,171,026	0.40%

Total Scheduled Air Transportation		11,859,197	12,767,947
Semiconductor and Other Electronic Component Manufacturing (1.87%)
Isola USA Corporation, Senior Secured Term Loan B, LIBOR + 8.25% (Q), 1% LIBOR Floor, due 11/29/18	$14,583,333	14,366,560	14,729,167	1.87%
Software Publishers (7.13%)
BlackLine Systems, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 0.4% (Q) Cash + 7.6% PIK, 1.5% LIBOR Floor, due 9/25/18	$12,579,747	11,811,044	12,183,485	1.56%
Coreone Technologies, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 3.75% (Q) Cash + 5% PIK, 1% LIBOR Floor, due 9/4/18	$13,556,801	13,243,533	13,455,125	1.72%
Deltek, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 8.75% (Q), 1.25% LIBOR Floor, due 10/10/19	$15,000,000	14,805,253	15,300,000	1.94%
Edmentum, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 9.75% (Q), 1.5% LIBOR Floor due 5/17/19	$15,000,000	14,748,486	15,112,500	1.91%

Total Software Publishers		54,608,316	56,051,110
Specialty Hospitals (0.70%)
UBC Healthcare Analytics, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 9% (Q), 1% LIBOR Floor, due 7/1/18	$5,526,021	5,498,391	5,559,177	0.70%
Textile Furnishings Mills (2.08%)
Lexmark Carpet Mills, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 10% (Q), 1% LIBOR Floor, due 9/30/18	$16,351,467	15,942,680	16,392,346	2.08%
Wired Telecommunications Carriers (1.96%)
Integra Telecom Holdings, Inc., 2nd Lien Term Loan, LIBOR + 8.5% (Q), 1.25% LIBOR Floor, due 2/22/20	$15,000,000	14,701,027	15,459,375	1.96%
Wireless Telecommunications Carriers (4.12%)
Alpheus Communications, LLC, Senior Secured 1st Lien Delayed Draw FILO Term Loan, LIBOR + 6.92% (Q), 1% LIBOR Floor, due 5/31/18(13)	$—	(11,183)	(8,437)	—
Alpheus Communications, LLC, Senior Secured 1st Lien FILO Term Loan, LIBOR + 6.92% (Q), 1% LIBOR Floor, due 5/31/18	$8,248,124	8,166,127	8,186,263	1.04%
Globalive Wireless Management Corp., Senior Secured 1st Lien Term Loan, LIBOR + 10.9% (Q), due 4/30/14 — (Canada)(10)	$3,037,292	2,933,872	3,067,665	0.39%
Gogo, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 9.75% (Q), 1.5% LIBOR Floor, due 6/21/17	$19,587,428	18,707,700	21,252,360	2.69%

Total Wireless Telecommunications Carriers		29,796,516	32,497,851

Total Bank Debt		585,841,307	588,236,257

Other Corporate Debt Securities (17.52%)
Architectural, Engineering, and Related Services (1.01%)
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 6% Cash + 10% PIK, due 12/31/19(2),(5)	$7,959,369	7,959,369	7,959,369	1.01%
Artificial Synthetic Fibers and Filaments Manufacturing (1.17%)
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/16(2),(5)	$9,268,000	7,586,317	9,268,000	1.17%
Beverage Manufacturing (1.04%)
Carolina Beverage Group, LLC, Secured Notes, 10.625%, due 8/1/18(5)	$7,780,000	7,780,000	8,207,900	1.04%
Data Processing, Hosting, and Related Services (0.97%)
The Telx Group, Inc., Senior Unsecured Notes, 10% Cash + 2% PIK, due 9/26/19(5)	$7,098,916	6,960,435	7,631,335	0.97%

TCP Capital Corp.

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount or Shares	Cost	Fair Value	Percent of Cash and Investments
Debt Investments (92.05%)
Fabricated Metal Product Manufacturing (1.38%)
Constellation Enterprises, LLC, Senior Secured 1st Lien Notes, 10.625%, due 2/1/16(5),(7)	$12,500,000	$12,322,875	$10,875,000	1.38%
Metal Ore Mining (0.78%)
St Barbara Ltd., 1st Priority Senior Secured Notes, 8.875%, due 4/15/18 — (Australia)(5)	$7,359,000	7,326,651	6,144,765	0.78%
Nondepository Credit Intermediation (3.25%)
Caribbean Financial Group, Senior Secured Notes, 11.5%, due 11/15/19 — (Cayman Islands)(5),(10)	$10,000,000	9,824,072	10,700,000	1.35%
Trade Finance Funding I, Ltd., Secured Class B Notes, 10.75%, due 11/13/18(5),(10)	$15,000,000	15,000,000	14,962,500	1.90%

Total Nondepository Credit Intermediation		24,824,072	25,662,500
Plastics Products Manufacturing (1.83%)
Iracore International, Inc., Senior Secured Notes, 9.5%, due 6/1/18(5)	$13,600,000	13,600,000	14,426,622	1.83%
Satellite Telecommunications (1.31%)
Avanti Communications Group, PLC, Senior Secured Notes, 10%, due 10/1/19(5),(8),(10)	$9,914,000	9,914,000	10,335,345	1.31%
Scientific Research and Development Services (2.23%)
BPA Laboratories, Inc., Senior Secured Notes, 12.25%, due 4/1/17(5)	$17,200,000	16,536,295	17,630,000	2.23%
Specialty Hospitals (0.65%)
Vantage Oncology, LLC, Senior Secured Notes, 9.5%, due 6/15/17(5)	$5,000,000	5,000,000	5,137,500	0.65%
Structured Note Funds (1.90%)
Magnolia Finance V plc, Asset-Backed Credit Linked Notes, 13.125%, due 8/2/21 — (Cayman Islands)(5),(10)	$15,000,000	15,000,000	15,000,000	1.90%

Total Other Corporate Debt Securities		134,810,014	138,278,336

Total Debt Investments		720,651,321	726,514,593

Equity Securities (5.04%)
Architectural, Engineering, and Related Services (0.87%)
ESP Holdings, Inc., Cumulative Preferred 15%(2),(3),(5)	20,297	2,249,930	3,947,862	0.51%
ESP Holdings, Inc., Common Stock(2),(3),(5)	88,670	9,311,782	2,856,346	0.36%

Total Architectural, Engineering, and Related Services		11,561,712	6,804,208
Business Support Services (0.22%)
STG-Fairway Holdings, LLC, Class A Units(3),(5)	841,479	1,174,225	1,722,508	0.22%
Communications Equipment Manufacturing (0.64%)
Wasserstein Cosmos Co-Invest, L.P., Limited Partnership Units(2),(3),(5)	5,000,000	5,000,000	5,000,000	0.64%
Data Processing, Hosting, and Related Services (0.13%)
Anacomp, Inc., Class A Common Stock(3),(5),(6)	1,255,527	26,711,048	1,004,422	0.13%
Depository Credit Intermediation (0.11%)
Doral Financial Corporation, Common Stock — (Puerto Rico)(3),(12)	53,890	11,699,417	843,913	0.11%
Financial Investment Activities (0.00%)
Marsico Holdings, LLC, Common Interest Units(3),(5),(11)	168,698	172,694	4,302	—
Full-Service Restaurants (0.00%)
RM Holdco, LLC, Membership Units(2),(3),(5)	13,161,000	2,010,777	—	—
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.01%)
Precision Holdings, LLC, Class C Membership Interests(3),(5)	33	—	41,645	0.01%

TCP Capital Corp.

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

Investment	Shares	Cost	Fair Value	Percent of Cash and Investments
Equity Securities (continued)
Nonmetallic Mineral Mining and Quarrying (0.20%)
EPMC HoldCo, LLC, Membership Units(2),(5)	1,312,720	$—	$1,562,137	0.20%
Nonscheduled Air Transportation (0.16%)
Flight Options Holdings I, Inc., Warrants to Purchase Common Stock(3),(5)	1,843	1,274,000	1,268,904	0.16%
Radio and Television Broadcasting (0.04%)
SiTV, Inc., Warrants to Purchase Common Stock(3),(5)	233,470	300,322	354,874	0.04%
Retail (0.07%)
Shop Holding, LLC, Class A Units(3),(5)	490,037	462,576	532,919	0.07%
Shop Holding, LLC, Warrants to Purchase Class A Units(3),(5)	326,691	—	38,258	—

Total Electronic Shopping		462,576	571,177
Scheduled Air Transportation (1.19%)
Equipment Trusts — Aircraft Leased to Delta Air Lines, Inc.
N913DL Trust Beneficial Interests(5),(6)	727	97,376	125,970	0.02%
N918DL Trust Beneficial Interests(5),(6)	623	109,938	142,970	0.02%
N954DL Trust Beneficial Interests(5),(6)	591	133,027	68,000	0.01%
N955DL Trust Beneficial Interests(5),(6)	576	133,868	113,560	0.01%
N956DL Trust Beneficial Interests(5),(6)	580	133,907	108,800	0.01%
N957DL Trust Beneficial Interests(5),(6)	576	134,785	109,650	0.01%
N959DL Trust Beneficial Interests(5),(6)	573	135,658	110,500	0.01%
N960DL Trust Beneficial Interests(5),(6)	563	139,173	109,650	0.01%
N961DL Trust Beneficial Interests(5),(6)	570	138,350	103,870	0.01%
N976DL Trust Beneficial Interests(5),(6)	654	113,413	103,033	0.01%
Equipment Trusts — Aircraft Leased to United Airlines, Inc.
N510UA Trust Beneficial Interests(2),(5)	54	197,409	465,625	0.06%
N512UA Trust Beneficial Interests(2),(5)	53	193,046	458,277	0.06%
N536UA Trust Beneficial Interests(2),(5)	81	396,289	656,766	0.08%
N545UA Trust Beneficial Interests(2),(5)	67	348,071	641,840	0.08%
N585UA Trust Beneficial Interests(2),(5)	53	214,737	571,706	0.07%
United N659UA-767, LLC (N659UA)(5),(6)	412	2,097,640	2,840,323	0.36%
United N661UA-767, LLC (N661UA)(5),(6)	400	2,066,062	2,852,677	0.36%

Total Scheduled Air Transportation		6,782,749	9,583,217
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing (0.08%)
KAGY Holding Company, Inc., Series A Preferred Stock(2),(3),(5)	9,778	1,091,200	662,134	0.08%
Semiconductor and Other Electronic Component Manufacturing (0.03%)
AIP/IS Holdings, LLC, Membership Units(3),(5)	352	—	229,504	0.03%
Software Publishers (0.07%)
SLS Breeze Intermediate Holdings, Inc., Warrants to Purchase Common Stock(3),(5)	1,232,731	522,678	561,632	0.07%

TCP Capital Corp.

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

Investment	Shares	Cost	Fair Value	Percent of Cash and Investments
Equity Securities (continued)
Wired Telecommunications Carriers (1.22%)
Integra Telecom, Inc., Common Stock(3),(5)	1,274,522	$8,433,884	$5,583,686	0.72%
Integra Telecom, Inc., Warrants(3),(5)	346,939	19,920	194,050	0.02%
V Telecom Investment S.C.A, Common Shares — (Luxembourg)(3),(4),(5),(10)	1,393	3,236,256	3,756,053	0.48%

Total Wired Telecommunications Carriers		11,690,060	9,533,789
Total Equity Securities		80,453,458	39,748,366

Total Investments		801,104,779	766,262,959

Cash and Cash Equivalents (2.91%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.09%, Collateralized by Freddie Mac Note			$10,501,688	1.33%
Union Bank of California, Commercial Paper, 0.10%, due 1/2/13			8,499,976	1.07%
Cash Denominated in Foreign Currencies			121,389	0.02%
Cash Held on Account at Various Institutions			3,861,129	0.49%

Cash and Cash Equivalents			22,984,182

Total Cash and Investments(9)			$789,247,141	100.00%

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)
Non-controlled affiliate — as defined under the Investment Company Act of 1940 (ownership of between 5% and 25% of the outstanding voting securities of this issuer). See Consolidated Schedule of Changes in Investments in Affiliates.

(3)
Non-income producing security.

(4)
Principal amount denominated in foreign currency. Amortized cost and fair value converted from foreign currency to US dollars. (See Note 2)

(5)
Restricted security. (See Note 2)

(6)
Controlled issuer — as defined under the Investment Company Act of 1940 (ownership of 25% or more of the outstanding voting securities of this issuer). Investment is not more than 50% owned nor deemed to be a significant subsidiary. See Consolidated Schedule of Changes in Investments in Affiliates.

(7)
Investment has been segregated to collateralize certain unfunded commitments.

(8)
$2,000,000 principal amount of this investment has been segregated to collateralize certain unfunded commitments.

(9)
All Cash and Investments, except those referenced in Notes 7 and 8 above, are pledged as collateral under the Revolving Facilities as described in Note 4 to the Consolidated Financial Statements.

(10)
Non-U.S. company or principal place of business outside the U.S. and as a result is not qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(11)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not qualifying under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset

TCP Capital Corp.

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

  unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(12)
Publicly traded company with a market capitalization greater than $250 million and as a result is not qualifying under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(13)
Negative balances relate to an unfunded commitment that was acquired and valued at a discount.

*
LIBOR or EURIBOR resets monthly (M), quarterly (Q), or semiannually (S).

        Aggregate acquisitions and aggregate dispositions of investments, other than government securities, totaled $471,087,319, and $235,641,665, respectively for the year ended December 31, 2013. Aggregate acquisitions includes investment assets received as payment in kind. Aggregate dispositions includes principal paydowns on and maturities of debt investments. The total value of restricted securities and bank debt as of December 31, 2013 was $765,419,046, or 97.0% of total cash and investments of the Company.

        Options and Swaps at December 31, 2013 were as follows:

Investment	Notional Amount	Fair Value
Interest Rate Cap, 4%, expires 5/15/2016	$25,000,000	$14,139
Euro/US Dollar Cross-Currency Basis Swap, Pay Euros/Receive USD, Expires 3/31/17	$4,289,019	$(331,183)

See accompanying notes.

TCP Capital Corp.

Consolidated Statement of Investments

December 31, 2012
Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Cost	Fair Value	Percent of Cash and Investments
Debt Investments (90.12%)
Bank Debt (75.60%)(1)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services (3.16%)
Expert Global Solutions, LLC, Senior Secured 1st Lien Term Loan B, LIBOR + 6.75%, 1.25% LIBOR Floor, due 4/2/18	$1,916,252	$1,882,302	$1,925,239	0.36%
Expert Global Solutions, LLC, Senior Secured 2nd Lien Term Loan, LIBOR + 9.5%, 1.5% LIBOR Floor, due 10/2/18	$14,976,011	14,493,414	14,953,547	2.80%

Total Accounting, Tax Preparation, Bookkeeping, and Payroll Services		16,375,716	16,878,786
Business Support Services (3.58%)
STG-Fairway Acquisitions, Inc., Senior Secured 2nd Lien Term Loan, 12.5%, due 12/29/15	$19,878,935	18,821,586	19,193,112	3.58%
Computer Equipment Manufacturing (1.78%)
ELO Touch Solutions, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 10.5%, 1.5% LIBOR Floor, due 12/4/18	$10,000,000	9,621,530	9,550,000	1.78%
Electric Power Generation, Transmission and Distribution (3.41%)
Panda Sherman Power, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 7.5%, 1.5% LIBOR Floor, due 9/14/18	$11,070,172	10,910,286	11,263,900	2.10%
Astoria Generating Company Acquisitions, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 9.35%, 1.5% LIBOR Floor, due 12/28/15	$7,000,000	6,727,929	7,040,845	1.31%

Total Electric Power Generation, Transmission and Distribution		17,638,215	18,304,745
Electronic Shopping (2.13%)
Shopzilla, Inc., Senior Secured 2nd Lien Term Loan, 13%, due 6/1/14	$11,382,687	10,869,637	11,422,526	2.13%
Equipment Rental and Leasing (3.28%)
Sky Funding AMR Lease Portfolio, Senior Subordinated 1st Lien Term Loan, 10%, due 9/6/16 — (Ireland)(9)	$17,000,000	16,412,490	17,595,000	3.28%
Financial Investment Activities (0.02%)
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5%, due 12/31/22(10)	$11,281,905	14,205,420	5,753,772	1.07%
Full-Service Restaurants (3.20%)
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche A, 11%, due 3/19/16(2)	$3,759,156	3,759,156	3,759,156	0.70%
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B, 12% Cash + 7% PIK, due 3/19/16(2)	$6,258,122	6,258,122	6,258,122	1.17%
RM Holdco, LLC, Subordinated Convertible Term Loan, 1.12% PIK, due 3/21/18(2)	$5,106,805	5,106,805	5,106,805	0.96%
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B-1, 12% Cash + 7% PIK, due 3/19/16(2)	$1,976,470	1,922,118	1,976,470	0.37%

Total Full-Service Restaurants		17,046,201	17,100,553
Gaming Industries (5.61%)
Golden Gaming, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 7% Cash + 1% PIK, 2% LIBOR Floor, due 4/15/16	$15,975,628	15,600,947	15,735,993	2.94%
AGS LLC, 1st Lien Term Loan, LIBOR + 10%, 1.5% LIBOR Floor, due 8/15/16	$13,269,231	12,781,083	13,395,288	2.50%
AGS LLC, DDTL 1st Lien Term Loan, LIBOR + 10%, 1.5% LIBOR Floor, due 8/15/16	$865,385	796,154	881,827	0.17%

Total Gaming Industries		29,178,184	30,013,108
Grocery Stores (2.58%)
Bashas, Inc., Senior Secured 1st Lien FILO Term Loan, LIBOR + 9.35%, 1.5% LIBOR Floor, due 12/28/15	$13,461,182	13,461,182	13,797,711	2.58%

TCP Capital Corp.

Consolidated Statement of Investments – (Continued)

December 31, 2012
Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Cost	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Insurance Related Activities (1.04%)
Confie Seguros Holding II Co., 2nd Lien Term Loan, LIBOR + 9%, 1.25% LIBOR Floor, due 7/26/19	$5,600,000	$5,490,103	$5,590,676	1.04%
Iron and Steel Mills and Ferroalloy Manufacturing (1.22%)
Essar Steel Algoma, Inc., Senior Secured Term Loan, LIBOR + 7.5%, 1.25% LIBOR Floor, due 9/20/14	$6,581,231	6,464,979	6,537,367	1.22%
Motion Picture and Video Industries (2.83%)
CORE Entertainment, Inc., Senior Secured 1st Lien Term Loan, 9%, due 6/21/17	$9,462,231	9,362,125	8,220,313	1.53%
CORE Entertainment, Inc., Senior Secured 2nd Lien Term Loan, 13.5%, due 6/21/18	$7,569,785	7,488,038	6,964,202	1.30%

Total Motion Picture and Video Industries		16,850,163	15,184,515
Motor Vehicle Parts Manufacturing (2.41%)
DMI SMW Holding Corporation, Term Loan, LIBOR + 7.75%, 1.5% LIBOR Floor, due 12/21/17	$12,935,000	12,938,292	12,902,663	2.41%
Other Amusement and Recreation Industries (2.14%)
Intrawest Cayman L.P., 1st Lien Term Loan, LIBOR + 5.75%, 1.25% LIBOR Floor, due 12/4/17 — (Cayman Islands)	$1,250,000	1,231,250	1,257,813	0.23%
Intrawest Cayman L.P., 2nd Lien Term Loan, LIBOR + 9.5%, 1.25% LIBOR Floor, due 12/4/18 — (Cayman Islands)	$10,250,000	9,993,750	10,250,000	1.91%

Total Other Amusement and Recreation Industries		11,225,000	11,507,813
Other Electrical Equipment and Component Manufacturing (3.03%)
Palladium Energy, Inc., Term Loan, LIBOR + 9%, 1% LIBOR Floor, due 12/21/17	$16,500,317	16,170,991	16,219,812	3.03%
Other Professional, Scientific, and Technical Services (2.27%)
Connolly, LLC, Senior Secured 2nd Lien Term Loan, LIBOR + 9.25%, 1.25% LIBOR Floor, due 7/26/19	$12,000,000	11,808,454	12,157,500	2.27%
Petroleum and Coal Products Manufacturing (1.57%)
Boomerang Tube, LLC, 2nd Lien Term Loan, LIBOR + 9.5%, 1.5% LIBOR Floor, due 10/2/17	$8,522,741	8,277,159	8,416,206	1.57%
Pharmaceutical and Medicine Manufacturing (1.51%)
Pharmaceutical Research Associates, Inc., 2nd Lien Term Loan, LIBOR + 9.25%, 1.25% LIBOR Floor, due 6/10/19	$8,000,000	7,840,000	8,085,000	1.51%
Promoters of Performing Arts, Sports, and Similar Events (2.06%)
Stadium Management Group, Senior Secured 2nd Lien Term Loan, LIBOR + 9.50%, 1.25% LIBOR Floor, due 12/7/18	$11,000,000	10,792,091	11,055,000	2.06%
Radio and Television Broadcasting (4.58%)
Encompass Digital Media, Inc., 1st Lien Term Loan, LIBOR + 6.5%, 1.5% LIBOR Floor, due 8/10/17	$7,940,000	7,802,595	8,039,250	1.50%
Granite Broadcasting Corporation, Senior Secured 1st Lien Term Loan B, LIBOR + 7.25%, 1.25% LIBOR Floor, due 5/23/18	$9,950,000	9,719,719	9,974,875	1.86%
SiTV, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 6% Cash + 4% PIK, 2% LIBOR Floor, due 8/3/16	$6,806,343	6,421,282	6,523,880	1.22%

Total Radio and Television Broadcasting		23,943,596	24,538,005
Retail (1.90%)
Kenneth Cole Productions, Inc., Senior Secured 1st Lien FILO Term Loan, LIBOR + 10.60%, 1% LIBOR Floor, due 9/25/17	$10,000,000	9,717,763	10,200,000	1.90%

TCP Capital Corp.

Consolidated Statement of Investments – (Continued)

December 31, 2012
Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Cost	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Scheduled Air Transportation (3.11%)
Delta Air Lines, Inc., Aircraft Secured Mortgage (N913DL), 8%, due 7/15/18(6)	$366,557	$366,557	$367,370	0.07%
Delta Air Lines, Inc., Aircraft Secured Mortgage (N918DL), 8%, due 7/15/18(6)	$456,613	456,613	454,580	0.08%
Delta Air Lines, Inc., Aircraft Secured Mortgage (N954DL), 8%, due 9/20/19(6)	$593,200	593,200	597,720	0.11%
Delta Air Lines, Inc., Aircraft Secured Mortgage (N955DL), 8%, due 9/20/19(6)	$609,107	609,107	612,000	0.11%
Delta Air Lines, Inc., Aircraft Secured Mortgage (N956DL), 8%, due 9/20/19(6)	$609,360	609,360	612,850	0.11%
Delta Air Lines, Inc., Aircraft Secured Mortgage (N957DL), 8%, due 9/20/19(6)	$614,434	614,434	617,440	0.12%
Delta Air Lines, Inc., Aircraft Secured Mortgage (N959DL), 8%, due 9/20/19(6)	$619,468	619,468	622,030	0.12%
Delta Air Lines, Inc., Aircraft Secured Mortgage (N960DL), 8%, due 9/20/19(6)	$639,631	639,631	640,730	0.12%
Delta Air Lines, Inc., Aircraft Secured Mortgage (N961DL), 8%, due 9/20/19(6)	$635,009	635,009	636,990	0.12%
Delta Air Lines, Inc., Aircraft Secured Mortgage (N976DL), 8%, due 7/15/18(6)	$474,007	474,007	473,280	0.09%
United Airlines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16(2)	$410,410	410,410	548,340	0.10%
United Airlines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16(2)	$414,343	414,343	556,225	0.10%
United Airlines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14(2)	$251,941	251,941	277,780	0.05%
United Airlines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15(2)	$377,925	377,925	436,810	0.08%
United Airlines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16(2)	$486,501	486,501	653,220	0.12%
United Airlines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 3/28/16(6)	$3,707,430	3,707,430	4,264,148	0.80%
United Airlines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16(6)	$3,849,284	3,849,284	4,351,424	0.81%

		15,115,220	16,722,937
Semiconductor and Other Electronic Component Manufacturing (2.61%)
Isola USA Corporation, 1st Lien Term Loan, LIBOR + 8%, 2% LIBOR Floor, due 9/29/15	$14,000,000	13,975,000	14,000,000	2.61%
Software Publishers (8.47%)
Blackboard, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 6%, 1.5% LIBOR Floor, due 10/4/18	$2,671,613	2,457,884	2,705,008	0.51%
Deltek, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 8.75%, 1.25% LIBOR Floor, due 10/10/19	$15,000,000	14,781,719	15,275,025	2.85%
Edmentum, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 9.75%, 1.5% LIBOR Floor due 5/8/19	$15,000,000	14,717,168	14,831,250	2.77%
SumTotal Systems, LLC, Senior Secured 2nd Lien Term Loan, LIBOR + 9%, 1.25% LIBOR Floor, due 5/13/19	$7,600,000	7,449,234	7,524,000	1.41%
The TriZetto Group, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 7.25%, 1.25% LIBOR Floor, due 3/28/19	$5,000,000	4,927,523	4,979,175	0.93%

Total Software Publishers		44,333,528	45,314,458
Support Activities for Mining (0.06%)
Trico Shipping AS, 1st Lien Term Loan A, LIBOR + 8.5%, 1.5% LIBOR Floor, due 5/13/14 — (Norway)	$228,803	228,803	228,803	0.04%
Trico Shipping AS, 1st Lien Term Loan B, LIBOR + 8.5%, 1.5% LIBOR Floor, due 5/13/14 — (Norway)	$80,543	80,543	80,543	0.02%

Total Support Activities for Mining		309,346	309,346

TCP Capital Corp.

Consolidated Statement of Investments – (Continued)

December 31, 2012
Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Cost	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Wired Telecommunications Carriers (2.52%)
Bulgaria Telecom Company AD, 1st Lien Facility 1A Term Loan, EURIBOR + 5.5%, due 11/9/17 — (Bulgaria)(4), (9)	€3,262,515	$3,525,355	$3,744,685	0.70%
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, 2% LIBOR Floor, due 4/15/15	$8,477,489	8,070,172	8,518,096	1.60%
Viva Telecom Bulgaria EAD, 1st Lien Facility 1B Term Loan, EURIBOR + 5.5%, due 11/9/17 — (Luxembourg)(4), (9)	€980,713	1,059,723	1,125,653	0.22%

Total Wired Telecommunications Carriers		12,655,250	13,388,434
Wireless Telecommunications Carriers (0.56%)
Globalive Wireless Management Corp., Senior Secured 1st Lien Term Loan, LIBOR + 8.9%, due 10/9/12 — (Canada)(9)	$3,037,292	2,933,872	3,000,845	0.56%
Gogo, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 9.75%, 1.5% LIBOR Floor, due 6/21/17	$10,168,765	9,762,014	10,270,452	1.92%

Total Wireless Telecommunications		12,695,886	13,271,297

Total Bank Debt		404,232,982	405,010,342

Other Corporate Debt Securities (14.51%)
Architectural, Engineering, and Related Services (1.33%)
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 6% Cash + 10% PIK, due 12/31/19(2),(5)	$7,209,840	7,209,840	7,134,137	1.33%
Artificial Synthetic Fibers and Filaments Manufacturing (1.72%)
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/14	$18,536,000	15,172,634	9,221,660	1.72%
Data Processing, Hosting, and Related Services (1.34%)
The Telx Group, Inc., Senior Unsecured Notes, 10% Cash + 2% PIK, due 9/26/19(5)	$6,958,697	6,820,215	7,167,458	1.34%
Metal and Mineral (except Petroleum) Merchant Wholesalers (2.48%)
Constellation Enterprises, LLC, Senior Secured 1st Lien Notes, 10.625%, due 2/1/16(5),(7)	$12,500,000	12,322,875	13,296,875	2.48%
Nondepository Credit Intermediation (1.87%)
Caribbean Financial Group, Senior Secured Notes, 11.5%, due 11/15/19(5)	$10,000,000	9,803,494	10,037,500	1.87%
Nonferrous Metal Production and Processing (2.88%)
International Wire Group Holdings, Inc., Senior Secured Notes, 8.5%, due 10/15/17(2),(5)	$15,000,000	15,000,000	15,450,000	2.88%
Scientific Research and Development Services (2.89%)
BPA Laboratories, Inc., Senior Secured Notes, 12.25%, due 4/1/17(5)	$17,110,000	16,446,295	15,484,550	2.89%

Total Other Corporate Debt Securities		82,775,353	77,792,180

Total Debt Investments		487,008,335	482,802,522

Equity Securities (6.51%)
Other Amusement and Recreation Industries (0.01%)
Bally Total Fitness Holding Corporation, Common Stock(3),(5)	6,058	45,186,963	27,746	0.01%
Bally Total Fitness Holding Corporation, Warrants(3),(5)	10,924	—	1	—

Total Other Amusement and Recreation Industries		45,186,963	27,747
Architectural, Engineering, and Related Services (1.10%)
ESP Holdings, Inc., Cumulative Preferred 15%(2),(3),(5)	20,297	2,249,930	3,643,088	0.68%
ESP Holdings, Inc., Common Stock(2),(3),(5)	88,670	9,311,782	2,263,124	0.42%

Total Architectural, Engineering, and Related Services		11,561,712	5,906,212
Business Support Services (0.05%)
STG-Fairway Holdings, LLC, Class A Units(3),(5)	80,396	1,100,348	241,188	0.05%
Data Processing, Hosting, and Related Services (0.23%)
Anacomp, Inc., Class A Common Stock(3),(5),(6)	1,255,527	26,711,048	1,255,527	0.23%

TCP Capital Corp.

Consolidated Statement of Investments – (Continued)

December 31, 2012
Showing Percentage of Total Cash and Investments of the Company

Investment	Shares	Cost	Fair Value	Percent of Cash and Investments
Equity Securities (continued)
Depository Credit Intermediation (0.15%)
Doral Financial Corporation, Common Stock(3),(11)	1,077,795	$11,699,417	$780,431	0.15%
Electric Power Generation, Transmission and Distribution (0.01%)
La Paloma Residual Bank Debt Claim(3),(5)	1,830,453	1,574,284	51,253	0.01%
Electronic Shopping (0.21%)
Shop Holding, LLC, Class A Units(3),(5)	490,037	462,576	915,198	0.16%
Shop Holding, LLC, Warrants to Purchase Class A Units(3),(5)	326,691	—	283,346	0.05%

Total Electronic Shopping		462,576	1,198,544
Financial Investment Activities (0.02%)
Marsico Holdings, LLC, Common Interest Units(3),(5)	168,698	172,694	84,349	0.02%
Full-Service Restaurants (0.16%)
RM Holdco, LLC, Membership Units(2),(3),(5)	13,161,000	2,010,777	849,478	0.16%
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.00%)
Precision Holdings, LLC, Class C Membership Interests(3),(5)	33	1,396	21,317	—
Nonmetallic Mineral Mining and Quarrying (0.51%)
EPMC HoldCo, LLC, Membership Units(2),(5)	1,312,720	—	2,730,458	0.51%
Radio and Television Broadcasting (0.06%)
SiTV, Inc., Warrants to Purchase Common Stock(3),(5)	233,470	300,322	336,197	0.06%
Scheduled Air Transportation (1.83%)
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N913DL)(5),(6)	466	113,899	111,520	0.02%
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N918DL)(5),(6)	433	130,664	120,530	0.02%
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N954DL)(5),(6)	421	161,952	113,390	0.02%
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N955DL)(5),(6)	417	164,481	160,650	0.03%
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N956DL)(5),(6)	418	164,726	163,200	0.03%
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N957DL)(5),(6)	417	165,755	163,880	0.03%
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N959DL)(5),(6)	416	166,778	164,390	0.03%
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N960DL)(5),(6)	412	171,075	169,660	0.03%
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N961DL)(5),(6)	415	170,315	171,360	0.03%
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N976DL)(5),(6)	442	136,326	83,300	0.02%
United Airlines, Inc., Equipment Trust Beneficial Interests (N510UA)(2),(5)	43	151,759	479,682	0.09%
United Airlines, Inc., Equipment Trust Beneficial Interests (N512UA)(2),(5)	43	148,561	473,761	0.09%
United Airlines, Inc., Equipment Trust Beneficial Interests (N536UA)(2),(5)	62	298,394	624,746	0.12%
United Airlines, Inc., Equipment Trust Beneficial Interests (N545UA)(2),(5)	52	267,249	616,897	0.12%
United Airlines, Inc., Equipment Trust Beneficial Interests (N585UA)(2),(5)	43	167,806	583,391	0.11%
United N659UA-767, LLC (N659UA)(5),(6)	312	1,773,072	2,771,428	0.52%
United N661UA-767, LLC (N661UA)(5),(6)	303	1,759,997	2,789,809	0.52%

Total Scheduled Air Transportation		6,112,809	9,761,594
Semiconductor and Other Electronic Component Manufacturing (0.01%)
AIP/IS Holdings, LLC, Membership Units(3),(5)	352	—	68,922	0.01%
Support Activities for Mining (0.61%)
DeepOcean Group Holding AS, Common Stock — (Norway)(3),(5),(9)	145,824	3,477,627	3,255,535	0.61%

TCP Capital Corp.

Consolidated Statement of Investments – (Continued)

December 31, 2012
Showing Percentage of Total Cash and Investments of the Company

Investment	Shares	Cost	Fair Value	Percent of Cash and Investments
Equity Securities (continued)
Wired Telecommunications Carriers (1.55%)
Integra Telecom, Inc., Common Stock(3),(5)	1,274,522	$8,433,884	$5,038,718	0.94%
Integra Telecom, Inc., Warrants(3),(5)	346,939	19,920	—	—
V Telecom Investment S.C.A, Common Shares — (Luxembourg)(3),(4),(5),(9)	1,393	3,236,256	3,273,095	0.61%

Total Wired Telecommunications Carriers		11,690,060	8,311,813
Total Equity Securities		122,062,033	34,880,565

Total Investments		609,070,368	517,683,087

Cash and Cash Equivalents			18,035,189	3.37%

Total Cash and Investments(8)			$535,718,276	100.00%

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)
Non-controlled affiliate — as defined under the Investment Company Act of 1940 (ownership of between 5% and 25% of the outstanding voting securities of this issuer). See Consolidated Schedule of Changes in Investments in Affiliates.

(3)
Non-income producing security.

(4)
Principal amount denominated in foreign currency. Amortized cost and fair value converted from foreign currency to US dollars. (See Note 2)

(5)
Restricted security. (See Note 2)

(6)
Controlled issuer — as defined under the Investment Company Act of 1940 (ownership of 25% or more of the outstanding voting securities of this issuer). See Consolidated Schedule of Changes in Investments in Affiliates.

(7)
$1,300,000 principal amount of this Investment has been segregated to collateralize certain unfunded commitments.

(8)
All Cash and Investments, except those referenced in Notes 7 and 8 above, are pledged as collateral under the Revolving Facilities as described in Note 4 to the Consolidated Financial Statements.

(9)
Non-U.S. company or principal place of business outside the U.S. and as a result is not qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not qualifying under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

TCP Capital Corp.

Consolidated Statement of Investments – (Continued)

December 31, 2012
Showing Percentage of Total Cash and Investments of the Company

(11)
Publicly traded company with a market capitalization greater than $250 million and as a result is not qualifying under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

        Aggregate acquisitions and aggregate dispositions of investments, other than government securities, totaled $359,020,926 and $211,216,033, respectively for the year ended December 31, 2012. Aggregate acquisitions includes investment assets received as payment in kind. Aggregate dispositions includes principal paydowns on and maturities of debt investments. The total value of restricted securities and bank debt as of December 31, 2012 was $507,680,996, or 94.8% of total cash and investments of the Company.

        Swaps at December 31, 2012 were as follows:

Investment	Notional Amount	Fair Value
Euro/US Dollar Cross-Currency Basis Swap, Pay Euros/Receive USD, Expires 5/16/14	$6,040,944	$179,364

See accompanying notes.

TCP Capital Corp.

Consolidated Statements of Operations

	Year Ended December 31,
	2013	2012(1)	2011(1)
Investment income
Interest income:
Companies less than 5% owned	$60,323,117	$42,139,023	$38,290,363
Companies 5% to 25% owned	5,445,021	5,850,394	3,822,995
Companies more than 25% owned	1,210,926	1,253,915	—
Dividend income:
Other affiliates	—	1,811,189	10,610,159
Other income:
Companies less than 5% owned	1,470,116	289,073	1,068,872
Companies 5% to 25% owned	458,627	359,099	1,065,287
Companies more than 25% owned	701,239	490,066	—

Total investment income	69,609,046	52,192,759	54,857,676

Operating expenses
Management and advisory fees	8,820,229	6,908,942	6,787,188
Interest expense	1,194,158	190,702	321,532
Amortization of deferred debt issuance costs	852,618	441,495	440,289
Administrative expenses	849,228	—	—
Legal fees, professional fees and due diligence expenses	797,568	1,165,318	331,589
Commitment fees	292,671	225,560	180,467
Director fees	288,336	199,333	180,960
Insurance expense	189,139	130,140	114,446
Custody fees	149,860	99,947	91,886
Professional fees relating to the Conversion	—	411,523	—
Other operating expenses	867,353	619,461	801,593

Total operating expenses	14,301,160	10,392,421	9,249,950

Net investment income before taxes	55,307,886	41,800,338	45,607,726
Excise tax expense	977,624	1,479,978	—

Net investment income	54,330,262	40,320,360	45,607,726
Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss):
Investments in companies less than 5% owned	(40,379,889)	(29,574,293)	17,818,481
Investments in companies 5% to 25% owned	(7,004,857)	13,584,105	261,308

Net realized gain (loss)	(47,384,746)	(15,990,188)	18,079,789
Net change in net unrealized appreciation/depreciation	56,456,107	3,205,937	(56,958,670)

Net realized and unrealized gain (loss)	9,071,361	(12,784,251)	(38,878,881)

Dividends paid on Series A preferred equity facility	(1,516,585)	(1,542,932)	(1,456,281)
Net change in accumulated dividends on Series A preferred equity facility	22,033	(59,867)	(88,549)
Dividends paid to Series Z preferred shareholders	—	—	(752)
Net change in reserve for dividends to Series Z preferred shareholders	—	—	27
Distributions of incentive allocation to the General Partner from:
Net investment income	(10,567,142)	—	—
Net realized gains	(645,691)	—	—
Net change in reserve for incentive allocation	(1,168,583)	—	—

Net increase in net assets applicable to common shareholders resulting from operations	$49,525,655	$25,933,310	$5,183,290

Basic and diluted earnings per common share	$1.91	$1.21	N/A

Basic and diluted weighted average common shares outstanding	25,926,493	21,475,847	N/A

(1)
Prior to the Conversion on April 2, 2012, the Company's portfolio had different objectives.

See accompanying notes.

TCP Capital Corp.

Consolidated Statements of Changes in Net Assets

	Common Stock
				Accumulated Net Investment Income	Accumulated Net Realized Losses	Accumulated Net Unrealized Depreciation
	Shares	Par Amount	Paid in Capital in Excess of Par				Non- controlling Interest	Total Net Assets
Balance at December 31, 2010	418,956	$419	$364,742,957	$307,239	$(62,845,458)	$(38,017,573)	$—	$264,187,584

Net increase in net assets applicable to common shareholders resulting from operations	—	—	—	44,062,171	18,079,789	(56,958,670)	—	5,183,290
Dividends paid to common shareholders	—	—	—	(31,500,000)	—	—	—	(31,500,000)
Tax reclassification of stockholders'equity in accordance with generally accepted accounting principles	—	—	—	645,829	(645,829)	—	—	—

Balance at December 31, 2011	418,956	$419	$364,742,957	$13,515,239	$(45,411,498)	$(94,976,243)	$—	$237,870,874

Retirement of old common stock in the Conversion	(418,956)	(419)	419	—	—	—	—	—
Issuance of common stock in the Conversion	15,725,635	15,726	(15,726)	—	—	—	—	—
Issuance of common stock in public offering	5,750,000	5,750	80,956,005	—	—	—	—	80,961,755
Issuance of common stock from dividend reinvestment plan	1,993	2	30,383	—	—	—	—	30,385
Net investment income	—	—	—	40,320,360				40,320,360
Realized and unrealized gains (losses)	—	—	—	—	(15,990,188)	3,205,937	—	(12,784,251)
Dividends on Series A preferred equity facility	—	—	—	(1,602,799)	—	—	—	(1,602,799)
General Partner incentive allocation	—	—	—	—	—	—	—	—
Dividends paid to common shareholders	—	—	—	(28,808,774)	—	—	—	(28,808,774)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	(1,479,978)	(897,847)	2,377,825	—	—	—

Balance at December 31, 2012	21,477,628	$21,478	$444,234,060	$22,526,179	$(59,023,861)	$(91,770,306)	$—	$315,987,550

Issuance of common stock in public offering	14,720,000	14,720	224,548,170	—	—	—	—	224,562,890
Issuance of common stock from dividend reinvestment plan	2,288	2	37,414	—	—	—	—	37,416
Net investment income	—	—	—	54,330,262	—	—	—	54,330,262
Realized and unrealized gains (losses)	—	—	—	—	(47,384,746)	56,456,107	—	9,071,361
Dividends on Series A preferred equity facility	—	—	—	(1,494,552)	—	—	—	(1,494,552)
General Partner incentive allocation	—	—	—	(10,567,142)	(645,691)	—	(1,168,583)	(12,381,416)
Dividends paid to common shareholders	—	—	—	(40,502,256)	—	—	—	(40,502,256)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	(977,624)	(276,396)	1,254,020	—	—	—

Balance at December 31, 2013	36,199,916	$36,200	$667,842,020	$24,016,095	$(105,800,278)	$(35,314,199)	$(1,168,583)	$549,611,255

See accompanying notes.

TCP Capital Corp.

Consolidated Statements of Cash Flows

	Year Ended December 31,
	2013	2012	2011
Operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$49,525,655	$25,933,310	$5,183,290
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by (used in) operating activities:
Net realized loss (gain)	47,384,746	15,990,188	(18,079,789)
Net change in unrealized appreciation/depreciation of investments	(55,997,303)	(3,450,486)	56,547,320
Dividends paid on Series A preferred equity facility	1,516,585	1,542,932	1,456,281
Dividends paid to Series Z preferred shareholders	—	—	752
Net change in accumulated dividends on Series A preferred equity facility	(22,033)	59,867	88,549
Net change in reserve for dividends to Series Z preferred shareholders	—	—	(27)
Net change in reserve for incentive allocation	1,168,583	—	—
Accretion of original issue discount	(2,017,458)	(1,176,644)	(934,936)
Net accretion of market discount/premium	(2,007,794)	(2,287,656)	(3,129,283)
Interest and dividend income paid in kind	(2,620,046)	(2,769,478)	(5,343,284)
Amortization of deferred debt issuance costs	852,618	441,495	440,289
Changes in assets and liabilities:
Purchases of investment securities	(468,467,273)	(356,251,448)	(171,842,663)
Proceeds from sales, maturities and paydowns of investments	235,641,665	211,216,033	216,916,444
Decrease (increase) in accrued interest income — companies less than 5% owned	(2,243,204)	1,466,278	(321,870)
Decrease (increase) in accrued interest income — companies 5% to 25% owned	67,573	300,741	(570,662)
Decrease (increase) in accrued interest income — companies more than 25% owned	11,833	(53,524)	—
Decrease (increase) in receivable for investments sold	4,121,451	(3,430,145)	963,954
Decrease (increase) in prepaid expenses and other assets	(408,046)	1,419,558	(1,569,836)
Increase (decrease) in payable for investments purchased	(7,107,877)	21,546,908	(3,670,205)
Increase (decrease) in payable to the Investment Manager	1,011,908	(116,900)	133,275
Decrease in management and advisory fees payable	—	(565,599)	—
Increase (decrease) in interest payable	311,736	43,565	(3,934)
Increase in incentive allocation payable	3,318,900	—	—
Increase in accrued expenses and other liabilities	450,495	1,704,082	498,803

Net cash provided by (used in) operating activities	(195,506,786)	(88,436,923)	76,762,468

Financing activities
Proceeds from draws on credit facilities	283,000,000	184,000,000	101,000,000
Principal repayments on credit facilities	(262,000,000)	(139,000,000)	(122,000,000)
Payments of debt issuance costs	(3,125,685)	—	—
Dividends paid on Series A preferred equity facility	(1,516,585)	(1,542,932)	(1,456,281)
Dividends paid to common shareholders	(40,502,256)	(28,808,774)	(51,200,000)
Proceeds from shares issued in connection with dividend reinvestment plan	37,416	30,385	—
Proceeds from common shares sold, net of underwriting and offering costs	224,562,890	80,961,755	—
Final redemption of Series Z preferred equity	—	—	(23,500)
Dividends paid to Series Z preferred shareholders	—	—	(752)

Net cash provided by (used in) financing activities	200,455,779	95,640,434	(73,680,533)

Net increase in cash and cash equivalents	4,948,993	7,203,511	3,081,935
Cash and cash equivalents at beginning of period	18,035,189	10,831,678	7,749,743

Cash and cash equivalents at end of period	$22,984,182	$18,035,189	$10,831,678

Supplemental cash flow information
Interest payments	$352,084	$147,137	$325,466
Excise tax payments	969,946	502,978	—

See accompanying notes.

TCP Capital Corp.

Notes to Consolidated Financial Statements
December 31, 2013

1. Organization and Nature of Operations

        TCP Capital Corp. (the "Company") is a Delaware corporation formed on April 2, 2012 as an externally managed, closed-end, non-diversified management investment company. The Company elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company's investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. The Company invests primarily in the debt of middle-market companies, including senior secured loans, junior loans, mezzanine debt and bonds. Such investments may include an equity component, and, to a lesser extent, the Company may make equity investments directly. Investment operations are conducted in Special Value Continuation Partners, LP, a Delaware limited partnership (the "Partnership"), of which the Company owns 100% of the common limited partner interests, or in TCPC Funding I, LLC, a Delaware limited liability company ("TCPC Funding"), which is a wholly owned subsidiary of the Partnership. The Partnership has also elected to be treated as a BDC under the 1940 Act. These consolidated financial statements include the accounts of the Company, the Partnership and TCPC Funding. All significant intercompany transactions and balances have been eliminated in the consolidation.

        The Company was formed through the conversion on April 2, 2012 of the Company's predecessor, Special Value Continuation Fund, LLC ("SVCF"), from a limited liability company to a corporation in a non-taxable transaction, leaving the Company as the surviving entity (the "Conversion"). At the time of the Conversion, all limited liability company interests were exchanged for 15,725,635 shares of common stock in the Company. As a result of the Conversion, the books and records of SVCF have become the books and records of the surviving entity. On April 3, 2012, the Company completed its initial public offering. For periods prior to April 2, 2012, the consolidated financial statements and related footnotes reflect the performance of SVCF. Per share amounts prior to the conversion are not considered useful and have been marked as "N/A" in the consolidated financial statements.

        The Company has elected to be treated as a regulated investment company ("RIC") for U.S. federal income tax purposes. As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements. The Partnership and TCPC Funding have elected to be treated as partnerships for U.S. federal income tax purposes. The General Partner of the Partnership is SVOF/MM, LLC, which also serves as the administrator of the Company and the Partnership (the "Administrator"). The managing member of the Administrator is Tennenbaum Capital Partners, LLC (the "Advisor"), which serves as the Investment Manager to the Company, the Partnership, and TCPC Funding. Most of the equity interests in the General Partner are owned directly or indirectly by the Advisor and its employees.

        Company management consists of the Investment Manager and the Board of Directors. Partnership management consists of the General Partner and the Board of Directors. The Investment Manager and the General Partner direct and execute the day-to-day operations of the Company and the Partnership, respectively, subject to oversight from the respective Board of Directors, which sets the broad policies of the Company and performs certain functions required by the 1940 Act in the case of the Partnership.

        The Board of Directors of the Partnership has delegated investment management of the Partnership's assets to the Investment Manager. At December 31, 2013, each Board of Directors consists of five persons, three of whom are independent. If the Company or the Partnership has

TCP Capital Corp.

Notes to Consolidated Financial Statements
December 31, 2013

1. Organization and Nature of Operations – (continued)

preferred equity interests outstanding, as the Partnership currently does, the holders of the preferred interests voting separately as a class are entitled to elect two of the Directors. The remaining directors will be subject to election by holders of the common shares and preferred interests voting together as a single class.

Preferred Equity

        At December 31, 2013, the Partnership had 6,700 Series A preferred limited partner interests (the "Preferred Interests") issued and outstanding with a liquidation preference of $20,000 per preferred limited interest. The Preferred Interests are redeemable at the option of the Partnership, subject to certain conditions. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Preferred Interests or repay indebtedness, at the Partnership's option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Preferred Interests or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. As of December 31, 2013, the Partnership was in full compliance with such requirements.

        The Preferred Interests accrue dividends at an annual rate equal to LIBOR plus 0.85% or, in the case of any holders of Preferred Interests that are CP Conduits (as defined in the leveraging documents), the higher of (i) LIBOR plus 0.85% or (ii) the CP Conduit's cost of funds rate plus 0.85%, subject to certain limitations and adjustments.

2. Summary of Significant Accounting Policies

Basis of Presentation

        The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The following is a summary of the significant accounting policies of the Company and the Partnership.

Use of Estimates

        The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates and differences could be material.

Investment Valuation

        The Company's investments are generally held by the Partnership or TCPC Funding. Management values investments at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership's Board of Directors and in conformity with procedures set forth in the Revolving Facilities, as defined in Note 4, below, and the Statement of Preferences for the Preferred Interests. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

TCP Capital Corp.

Notes to Consolidated Financial Statements
December 31, 2013

2. Summary of Significant Accounting Policies – (continued)

        All investments are valued at least quarterly based on affirmative pricing or quotations from independent third-party sources, with the exception of investments priced directly by the Investment Manager which together comprise, in total, less than 5% of the capitalization of the Partnership. Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are valued using prices provided by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued using affirmative valuations performed by independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, directly by the Investment Manager.

        Fair valuations of investments are determined under guidelines adopted by the Boards of Directors of the Company and the Partnership, and are subject to their approval. Generally, to increase objectivity in valuing the investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager's valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Company's assets.

        Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market and enterprise values, among other factors.

TCP Capital Corp.

Notes to Consolidated Financial Statements
December 31, 2013

2. Summary of Significant Accounting Policies – (continued)

        Unobservable inputs used in the fair value measurement of Level 3 investments as of December 31, 2013 included the following:

Asset Type	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Avg.)
Bank Debt	$238,784,065	Market rate approach	Market yields	4.1% - 16.7% (10.8%)
	263,003,268	Market quotations	Indicative bid/ask quotes	1 - 4(1)
	16,170,182	Market comparable companies	Revenue multiples	0.4x (0.4x)
	2,056,928	Market comparable companies	EBITDA multiples	7.5x (7.5x)
Other Corporate Debt	$7,959,369	Market rate approach	Market yields	14.0% (14.0%)
	36,107,265	Market quotations	Indicative bid/ask quotes	1 - 3 (1)
	16,899,335	Market comparable companies	EBITDA multiples	7.5x - 10.0x (8.6x)
Equity	$9,583,217	Market rate approach	Market yields	13.0% - 18.0% (13.6%)
	3,416,228	Market quotations	Indicative bid/ask quotes	1 - 2 (1)
	1,004,422	Market comparable companies	Revenue multiples	0.4x - 1.1x (1.1x)
	24,900,586	Market comparable companies	EBITDA multiples	3.1x - 6.6x (5.1x)

        Generally, a change in an unobservable input may result in a change to the value of an investment as follows:

Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market yields	Decrease	Increase
Revenue multiples	Increase	Decrease
EBITDA multiples	Increase	Decrease

        Investments may be categorized based on the types of inputs used in valuing such investments. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.

        At December 31, 2013, the Company's investments were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$—	$—	$843,913
2	Other observable market inputs*	68,221,814	77,312,367	—
3	Independent third-party pricing sources that employ significant unobservable inputs	515,953,643	53,334,634	36,066,746
3	Investment Manager valuations with significant unobservable inputs	4,060,800	7,631,335	2,837,707

Total		$588,236,257	$138,278,336	$39,748,366

*
For example, quoted prices in inactive markets or quotes for comparable investments.

TCP Capital Corp.

Notes to Consolidated Financial Statements
December 31, 2013

2. Summary of Significant Accounting Policies – (continued)

        Changes in investments categorized as Level 3 during the year ended December 31, 2013 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$359,343,326	$17,171,637	$32,675,370
Net realized and unrealized gains (losses)	1,250,413	7,294,073	(4,419,997)
Acquisitions	303,602,832	38,349,618	18,222,765
Dispositions	(138,765,762)	(15,172,634)	(8,258,531)
Transfers out of Level 3*	(58,651,283)	(10,300,000)	—
Transfers into Level 3†	49,174,117	15,991,940	—
Reclassifications within Level 3‡	—	—	(2,152,861)

Ending balance	$515,953,643	$53,334,634	$36,066,746
Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$3,649,723	$1,090,962	$745,675

*
Comprised of nine investments that transferred to Level 2 due to increased observable market activity.

†
Comprised of six investments that transferred from Level 2 due to reduced trading volumes.

‡
Comprised of one investment that was reclassified to Investment Manager Valuation.

TCP Capital Corp.

Notes to Consolidated Financial Statements
December 31, 2013

2. Summary of Significant Accounting Policies – (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$—	$7,167,458	$1,424,764
Net realized and unrealized gains (losses)	520,800	323,658	904,068
Acquisitions	3,540,000	140,219	—
Dispositions	—	—	(1,643,986)
Reclassifications within Level 3§	—	—	2,152,861

Ending balance	$4,060,800	$7,631,335	$2,837,707
Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$520,800	$323,658	$(659,522)

§
Comprised of one investment that was reclassified from Independent Third-Party Valuation.

        There were no transfers between Level 1 and 2 during the year ended December 31, 2013.

        At December 31, 2012, the Company's investments were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$—	$—	$780,431
2	Other observable market inputs*	45,667,016	53,453,085	—
3	Independent third-party pricing sources that employ significant unobservable inputs	359,343,326	17,171,637	32,675,370
3	Investment Manager valuations with significant unobservable inputs	—	7,167,458	1,424,764

Total		$405,010,342	$77,792,180	$34,880,565

*
For example, quoted prices in inactive markets or quotes for comparable investments.

TCP Capital Corp.

Notes to Consolidated Financial Statements
December 31, 2013

2. Summary of Significant Accounting Policies – (continued)

        Changes in investments categorized as Level 3 during the year ended December 31, 2012 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$159,949,811	$24,061,229	$68,114,764
Net realized and unrealized losses	(8,709,385)	(6,540,882)	(7,100,618)
Acquisitions	288,929,785	3,731,290	9,584,408
Dispositions	(84,994,292)	—	(37,923,184)
Transfers out of Level 3†	—	(4,080,000)	—
Transfers into Level 3‡	4,167,407	—	—

Ending balance	$359,343,326	$17,171,637	$32,675,370
Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized losses, above)	$(5,856,277)	$127,255	$(9,797,319)

†
Comprised of one investment that transferred to Level 2 due to increased trading volumes.

‡
Comprised of one investment that transferred from Level 2 due to reduced trading volumes.

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$51,436	$7,464,188	$1,252,190
Net realized and unrealized gains (losses)	—	284,156	274,554
Acquisitions	—	148,281	—
Dispositions	—	(729,167)	(5,842)
Transfers out of Level 3§	—	—	(147,574)
Reclassifications within Level 3**	(51,436)	—	51,436

Ending balance	$—	$7,167,458	$1,424,764
Net change in unrealized appreciation/depreciation during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$—	$272,637	$274,555

§
Comprised of one investment that transferred to Level 2 due to increased trading volumes.

**
Comprised of claims in the liquidation of a portfolio company that were reclassified as equity.

        There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

TCP Capital Corp.

Notes to Consolidated Financial Statements
December 31, 2013

2. Summary of Significant Accounting Policies – (continued)

Investment Transactions

        Investment transactions are recorded on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

        Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Repurchase Agreements

        In connection with transactions in repurchase agreements, it is the Company's policy that the custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Restricted Investments

        The Company may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Consolidated Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

        The Company may invest in instruments traded in foreign countries and denominated in foreign currencies. Foreign currency denominated investments comprised approximately 2.7% and 1.6% of total investments at December 31, 2013 and December 31, 2012, respectively. Such positions were converted at the respective closing rate in effect at December 31, 2013 and December 31, 2012 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. The portion of gains and losses on foreign investments resulting from fluctuations in foreign currencies is included in net realized and unrealized gain or loss from investments.

        Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future

TCP Capital Corp.

Notes to Consolidated Financial Statements
December 31, 2013

2. Summary of Significant Accounting Policies – (continued)

adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

        In order to mitigate certain currency exchange and interest rate risks, the Partnership has entered into certain swap and option transactions. All derivatives are recognized as either assets or liabilities in the Consolidated Statement of Assets and Liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates and the value of foreign currency relative to the U.S. dollar.

        During the year ended December 31, 2013, TCPC Funding purchased an interest rate cap with a notional amount of $25,000,000. During the year ended December 31, 2013, the Partnership exited a cross currency basis swap with a notional amount of $6,040,944, and entered into a new cross currency basis swap with a notional amount of $4,289,019. Gains and losses from derivatives during the year ended December 31, 2013 were included in net realized and unrealized loss on investments in the Consolidated Statement of Operations as follows:

Instrument	Realized Gains (Losses)	Unrealized Gains (Losses)
Cross currency basis swaps	$—	$(331,183)
Interest rate cap	$—	$(37,611)

        At December 31, 2012, the Partnership held a cross currency basis swap with a notional amount of $6,040,944. Gains and losses from derivatives during the year ended December 31, 2012 were included in net realized and unrealized loss on investments in the Statement of Operations as follows:

Instrument	Realized Gains (Losses)	Unrealized Gains (Losses)
Cross currency basis swaps	$—	$6,940

        Valuations of derivatives held at December 31, 2013 and December 31, 2012 were determined using observable market inputs other than quoted prices in active markets for identical assets and, accordingly, are classified as Level 2 in the GAAP valuation hierarchy.

Debt Issuance Costs

        Costs of approximately $3.5 million were incurred during 2006 in connection with placing the Partnership's revolving credit facility. Additional costs of approximately $1.5 million were incurred during 2013 in connection with the extension of the facility (see Note 4). These costs were deferred and are being amortized on a straight-line basis over the estimated remaining life of the facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not material to the operations of the Company or the Partnership.

TCP Capital Corp.

Notes to Consolidated Financial Statements
December 31, 2013

2. Summary of Significant Accounting Policies – (continued)

        Costs of approximately $1.6 million were incurred during 2013 in connection with placing TCPC Funding's revolving credit facility (see Note 4). These costs were deferred and are being amortized on a straight-line basis over three years, the estimated life of that facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not material to the operations of the Company, the Partnership or TCPC Funding.

Revenue Recognition

        Interest and dividend income, including income paid in kind, is recorded on an accrual basis. Origination, structuring, closing, commitment and other upfront fees, including original issue discounts, earned with respect to capital commitments are generally amortized or accreted into interest income over the life of the respective debt investment. Other fees, including certain amendment fees, prepayment fees and commitment fees on broken deals, are recognized as earned. Prepayment fees and similar income received upon the early repayment of a loan or debt security are included in interest income.

        Certain debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. GAAP also requires the collectability of interest to be considered when making accruals. Accordingly, when accounting for purchase discounts, discount accretion income is recognized when it is probable that such amounts will be collected, generally at disposition. When principal payments on a loan are received in an amount in excess of the loan's amortized cost, the excess principal payments are recorded as interest income.

Income Taxes

        The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the consolidated financial statements. The income or loss of the Partnership and TCPC Funding is reported in the respective partners' income tax returns. In accordance with ASC Topic 740 — Income Taxes , the Company recognizes in its consolidated financial statements the effect of a tax position when it is determined that such position is more likely than not, based on the technical merits, to be sustained upon examination. As of December 31, 2013, all tax years of the Company, the Partnership, and TCPC Funding since January 1, 2010 remain subject to examination by federal tax authorities. No such examinations are currently pending.

        During the year ended December 31, 2013, the Company accrued $977,624 in excise taxes related to income earned in 2013 and paid $969,946 in excise taxes related to income earned in 2012. During the year ended December 31, 2012, the Company paid $502,978 in excise taxes related to income earned in 2011.

        Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Capital accounts within the financial statements are adjusted at year end for permanent book and tax differences. At December 31, 2013, the Company reclassified $977,624 in

TCP Capital Corp.

Notes to Consolidated Financial Statements
December 31, 2013

2. Summary of Significant Accounting Policies – (continued)

excise tax expenses from accumulated net investment income to paid-in capital, $47,326 in foreign currency losses from accumulated net realized losses to accumulated net investment income, and $1,206,694 in certain investment income from accumulated net investment income to accumulated net realized losses. Temporary differences are primarily attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

        The tax-basis components of distributable earnings (accumulated deficit) applicable to the common shareholders of the Company and the cost and unrealized appreciation and depreciation of investments (including derivatives) for U.S. federal income tax purposes at December 31, 2013 were as follows:

Undistributed ordinary income	$24,219,834
Capital loss carryforwards	(60,301,810)
Post-October capital loss deferrals	(45,178,866)
Unrealized appreciation	$31,095,792
Unrealized depreciation	(66,306,406)

Net unrealized depreciation	(35,210,614)

Cost	$801,156,529

        The Company's capital loss carryforwards may be used to offset capital gains in succeeding taxable years. Of the carryforwards, $2,987,224 and $34,759,833 will expire after 2017 and 2018, respectively. The remaining $22,554,753 will carry forward indefinitely until used. Distributions to holders of the Series A Preferred are treated, on an accrual basis, as distributions of ordinary income for federal tax purposes.

3. Management Fees, Incentive Compensation and Other Expenses

        Following the Conversion, the Company's management fee is calculated at an annual rate of 1.5% of total assets (excluding cash and cash equivalents) on a consolidated basis as of the beginning of each quarter and is payable to the Investment Manager quarterly in arrears.

        Incentive compensation is only paid to the extent the total performance of the Company exceeds a cumulative 8% annual return since January 1, 2013 (the "Total Return Hurdle"). The Company did not incur any incentive compensation prior to January 1, 2013. Beginning January 1, 2013, the incentive compensation equals 20% of net investment income (reduced by preferred dividends) and 20% of net realized gains (reduced by any net unrealized losses), subject to the Total Return Hurdle. The incentive compensation is payable quarterly in arrears as an allocation and distribution to the General Partner and is calculated as the difference between cumulative incentive compensation earned since January 1, 2013 and cumulative incentive compensation paid since January 1, 2013. A reserve for incentive compensation is accrued based on the amount of additional incentive compensation that would have been distributable to the General Partner assuming a hypothetical liquidation of the Company at net asset value on the balance sheet date. At December 31, 2013, the General Partner's equity interest in the Partnership was comprised entirely of the reserve amount and is reported as a non-controlling interest in the consolidated financial statements of the Company.

TCP Capital Corp.

Notes to Consolidated Financial Statements
December 31, 2013

3. Management Fees, Incentive Compensation and Other Expenses – (continued)

        Prior to the Conversion, the Investment Manager received an annual management and advisory fee, payable monthly in arrears, equal to 1.0% of committed capital, defined as the sum of the maximum amount of the Preferred Interests, the maximum amount available under the Partnership's revolving credit facility, the initial value of the contributed general partnership equity and the initial value of the contributed common equity, subject to reduction by the amount of the Partnership's revolving credit facility commitment when the facility is no longer outstanding, and by the amount of the Preferred Interests when less than $1 million in liquidation preference of preferred securities remains outstanding. In addition to the management fee, the General Partner was entitled to a performance allocation equal to 20% of all cumulative income and gain distributions, subject to an 8% hurdle on undistributed contributed equity with a catch up for the General Partner.

        The Company and the Partnership bear all respective expenses incurred in connection with the business of the Company and the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers' and finders' fees relating to investments, and any other transaction costs associated with the purchase and sale of investments.

4. Debt

        At December 31, 2013 and December 31, 2012, debt was comprised of amounts outstanding under senior secured revolving credit facilities issued by the Partnership (the "Partnership Facility") and TCPC Funding (the "TCPC Funding Facility," and, together with the Partnership Facility, the "Revolving Facilities") as follows:

	December 31, 2013	December 31, 2012
Partnership Facility	$45,000,000	$74,000,000
TCPC Funding Facility	50,000,000	—

Total Debt	$95,000,000	$74,000,000

Partnership Facility

        The Partnership Facility provides for amounts to be drawn up to $116 million, subject to certain collateral and other restrictions. On September 19, 2013, the Partnership Facility was amended to extend the maturity date from July 31, 2014 to July 31, 2016. Most of the cash and investments held directly by the Partnership, as well as the net assets of TCPC Funding, are included in the collateral for the facility.

        Advances under the Partnership Facility through July 31, 2014 bear interest at LIBOR plus 0.44% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of LIBOR plus 0.44% or the CP Conduit's cost of funds plus 0.44%, subject to certain limitations. Advances under the Partnership Facility for periods from July 31, 2014 through the maturity date of the facility will bear interest at LIBOR plus 2.50% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of LIBOR plus 2.50% or the CP Conduit's cost of funds plus 2.50%, subject to certain limitations on the CP Conduit interest rate. In addition to amounts due on

TCP Capital Corp.

Notes to Consolidated Financial Statements
December 31, 2013

4. Debt – (continued)

outstanding debt, the facility accrues commitment fees of 0.20% per annum on the unused portion of the facility, or 0.25% per annum when less than $46.4 million in borrowings are outstanding. The facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Partnership fail to satisfy certain financial or other covenants. As of December 31, 2013, the Partnership was in full compliance with such covenants.

TCPC Funding Facility

        The TCPC Funding Facility, issued on May 15, 2013, provides for amounts to be drawn up to $100 million, subject to certain collateral and other restrictions. As of December 31, 2013, the facility was to mature on May 15, 2016, subject to extension by the lender at the request of TCPC Funding. On February 21, 2014, the maturity date of the facility was extended to May 15, 2017 and the facility was increased to $150 million in available debt (see Note 9, Subsequent Events). The facility contains an accordion feature which allows for expansion of the facility up to $200 million subject to consent from the lender and other customary conditions. The cash and investments of TCPC Funding are included in the collateral for the facility.

        As of December 31, 2013, borrowings under the TCPC Funding Facility bore interest at a rate of LIBOR plus 2.75% per annum. In connection to the extension and expansion of the facility on February 21, 2014, the interest rate was reduced to a rate of LIBOR plus 2.50% effective March 15, 2014. In addition to amounts due on outstanding debt, the facility accrues commitment fees of 0.75% per annum on the unused portion of the facility, or 1.00% per annum when the unused portion is greater than 33% of the total facility. The facility may be terminated, and any outstanding amounts thereunder may become due and payable, should TCPC Funding fail to satisfy certain financial or other covenants. As of December 31, 2013, TCPC Funding was in full compliance with such covenants.

        The weighted-average interest rates on total outstanding borrowings at December 31, 2013 and December 31, 2012 were 1.35% and 0.65%, respectively.

        Amounts outstanding under the Revolving Facilities are carried at cost in the Statement of Assets and Liabilities. As of December 31, 2013, the fair value of the TCPC Funding Facility approximated its carrying value, and the Partnership Facility had a carrying value and a fair value of $45,000,000 and $43,705,381, respectively. The fair values of the Revolving Facilities are estimated by discounting projected remaining payments using market interest rates for our borrowings and entities with similar credit risks at the measurement date. At December 31, 2013, the Revolving Facilities would be deemed to be Level 3.

5. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

        The Partnership and TCPC Funding conduct business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the San Francisco area.

        In the normal course of business, investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the custodian. These activities may expose the Company, the Partnership, and TCPC Funding to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate

TCP Capital Corp.

Notes to Consolidated Financial Statements
December 31, 2013

5. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk – (continued)

any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Company, the Partnership, and TCPC Funding enter into contracts that contain a variety of indemnifications, and are engaged from time to time in various legal actions. The maximum exposure under these arrangements and activities is unknown. However, management expects the risk of material loss to be remote.

        The Consolidated Statement of Investments includes certain revolving loan facilities held by the Partnership with aggregate unfunded balances of $11,414,879 at December 31, 2013.

6. Related Parties

        The Company, the Partnership, TCPC Funding, the Investment Manager, the General Partner and their members and affiliates may be considered related parties. From time to time, the Partnership advances payments to third parties on behalf of the Company which are reimbursable through deductions from distributions to the Company. At December 31, 2013, no such amounts were outstanding. From time to time, the Investment Manager advances payments to third parties on behalf of the Company and the Partnership and receives reimbursement from the Company and the Partnership. At December 31, 2013, amounts reimbursable to the Investment Manager totaled $1,121,108, as reflected in the Consolidated Statement of Assets and Liabilities.

        Pursuant to administration agreements between the Administrator and each of the Company and the Partnership (the "Administration Agreements"), the Administrator may be reimbursed for costs and expenses incurred by the Administrator for office space rental, office equipment and utilities allocable to the Company or the Partnership, as well as costs and expenses incurred by the Administrator or its affiliates relating to any administrative, operating, or other non-investment advisory services provided by the Administrator or its affiliates to the Company or the Partnership. For the year ended December 31, 2013, expenses allocated pursuant to the Administration Agreements totaled $849,228. The Administrator waived reimbursement of all administrative expenses prior to January 1, 2013.

7. Stockholders' Equity and Dividends

        The following table summarizes the total shares issued and proceeds received in the public offering of the Company's common stock net of underwriting discounts and offering costs as well as shares issued in connection with the Company's dividend reinvestment plan for the year ended December 31, 2013.

	Shares Issued	Price Per Share	Net Proceeds
May 21, 2013 public offering	5,175,000	$15.63	$78,176,790
October 1, 2013 public offering	4,370,000	$15.76	$66,473,600
December 18, 2013 public offering	5,175,000	$16.00	$79,912,500
Shares issued from dividend reinvestment plan	2,288	$16.35	$37,416

TCP Capital Corp.

Notes to Consolidated Financial Statements
December 31, 2013

7. Stockholders' Equity and Dividends – (continued)

        The following table summarizes the total shares issued and proceeds received in the public offering of the Company's common stock net of underwriting discounts and offering costs as well as shares issued in connection with the Company's dividend reinvestment plan for the year ended December 31, 2012.

	Shares Issued	Price Per Share	Net Proceeds
April 3, 2012 initial public offering	5,750,000	$14.75	$80,961,755
Shares issued from dividend reinvestment plan	1,993	$15.25	$30,385

        The Company's dividends are recorded on the ex-dividend date. The following table summarizes the Company's dividends declared for the year ended December 31, 2013:

Date Declared	Record Date	Payment Date	Amount Per Share		Total Amount
March 7, 2013	March 18, 2013	March 29, 2013	$0.40	*	$8,591,051
May 8, 2013	June 7, 2013	June 28, 2013	$0.36		$9,595,344
August 8, 2013	September 9, 2013	September 30, 2013	$0.36		$9,595,692
November 7, 2013	December 10, 2013	December 31, 2013	$0.41	*	$12,720,169

					$40,502,256

*
Includes a special dividend of $0.05.

        The following table summarizes the Company's dividends declared for the year ended December 31, 2012:

Date Declared	Record Date	Payment Date	Amount Per Share		Total Amount
March 9, 2012	March 9, 2012	April 3, 2012	$0.34	†	$5,400,000
April 3, 2012	June 15, 2012	June 29, 2012	$0.34		$7,301,716
August 9, 2012	September 14, 2012	September 28, 2012	$0.35		$7,516,472
November 7, 2012	December 17, 2012	December 31, 2012	$0.40	‡	$8,590,586

					$28,808,774

†
Based on 15,725,635 pro-forma converted shares before the initial public offering.

‡
Includes a special dividend of $0.05.

TCP Capital Corp.

Notes to Consolidated Financial Statements
December 31, 2013

8. Earnings Per Share

        The following information sets forth the computation of the net increase in net assets per share resulting from operations for the year ended December 31, 2013 and December 31, 2012:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Net increase in net assets applicable to common shareholders resulting from operations	$49,467,748	$25,933,310
Weighted average shares outstanding	25,926,493	21,475,847
Earnings per share	$1.91	$1.21

9. Subsequent Events

        On March 6, 2014, the Company's board of directors declared a regular first quarter cash dividend of $0.36 per share payable on March 31, 2014 to stockholders of record as of the close of business on March 17, 2014.

        On February 21, 2014, the Company announced the expansion of the TCPC Funding Facility from $100 million in available debt to $150 million in available debt. The facility's maturity date was also extended from May 15, 2016 to May 15, 2017 and its interest rate was reduced from LIBOR plus 2.75% per annum to LIBOR plus 2.50% per annum, subject to certain minimum borrowing requirements. The amendment is effective March 15, 2014.

TCP Capital Corp.

Notes to Consolidated Financial Statements
December 31, 2013

10. Financial Highlights

        The financial highlights below show the Company's results of operations for the years ended December 31, 2013 and December 31, 2012. Per share amounts are calculated assuming the common shares issued in the Conversion on April 2, 2012 and those sold in the initial public offering on April 3, 2012 had been issued as of the beginning of the year.

	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Common Share
Per share NAV at beginning of period(1)	$14.71	$14.84
Investment operations:
Net investment income before income taxes	2.13	1.95
Excise taxes	(0.03)	(0.07)

Net investment income	2.09	1.88
Net realized and unrealized gain (loss)	0.35	(0.60)
Dividends on Series A preferred equity facility	(0.06)	(0.07)
Incentive allocation reserve and distributions	(0.48)	—

Total from investment operations	1.91	1.21
Issuance of common stock	0.09	—
Distributions to common shareholders from:
Net investment income	(1.53)	(1.34)

Per share NAV at end of period	$15.18	$14.71

Per share market price at end of period	$16.78	$14.74
Total return based on market value(1),(2)	24.2%	9.0%
Total return based on net asset value(1)	13.6%	8.2%
Shares outstanding at end of period	36,199,916	21,477,628

	Year Ended December 31,
	2013	2012	2011
Ratios to average common equity:(3)
Net investment income(4)	10.9%	13.6%	17.6%
Expenses(5)	3.6%	3.5%	3.6%
Expenses and incentive allocation(6)	6.5%	N/A	N/A
Ending common shareholder equity	$549,553,354	$315,987,550	$237,870,874
Portfolio turnover rate	38.9%	48.3%	42.8%
Weighted-average debt outstanding	$88,471,233	$25,374,317	$42,038,356
Weighted-average interest rate on debt	1.3%	0.7%	0.8%
Weighted-average number of common shares	25,926,493	21,475,847	N/A
Average debt per share	$3.44	$1.18	N/A

TCP Capital Corp.

Notes to Consolidated Financial Statements
December 31, 2013

10. Financial Highlights – (continued)

	As of December 31,
	2013	2012	2011
Asset Coverage:
Series A Preferred Equity Facility:
Interests outstanding	6,700	6,700	6,700
Involuntary liquidation value per interest	$20,075	$20,079	$20,070
Asset coverage per interest	$68,125	$50,475	$49,251
Revolving Facilities
Debt outstanding	$95,000,000	$74,000,000	$29,000,000
Asset coverage per $1,000 of debt outstanding	$8,176	$7,077	$13,803

(1)
2012 total return calculated assuming the Conversion and the initial public offering occurred on January 1, 2012.

(2)
2012 total return is based on an initial public offering price of $14.75.

(3)
These ratios include interest expense but do not reflect the effect of dividends on the preferred equity facility.

(4)
Net of incentive allocation.

(5)
Excludes excise taxes.

(6)
Includes incentive allocation payable to the General Partner and all Company expenses.

TCP Capital Corp.

Notes to Consolidated Financial Statements
December 31, 2013

11. Select Quarterly Data (Unaudited)

	2013
	Q4	Q3	Q2	Q1
Total investment income	$20,985,737	$17,288,371	$14,469,195	$16,865,743
Net investment income before taxes	16,262,265	13,587,979	11,461,529	13,996,113
Excise taxes	977,624	—	—	—

Net investment income	15,284,641	13,587,979	11,461,529	13,996,113
Net realized and unrealized gain	3,120,563	2,937,047	658,362	2,355,389
Preferred dividends	(355,610)	(387,982)	(373,558)	(377,402)
Incentive allocation reserve and distributions	(3,609,920)	(3,227,409)	(2,349,267)	(3,194,820)

Net increase in net assets resulting from operations	$14,439,674	$12,909,635	$9,397,066	$12,779,280

Basic and diluted earnings per common share	$0.46	$0.48	$0.40	$0.60

	2012
	Q4	Q3	Q2	Q1(1)
Total investment income	$17,181,003	$12,110,973	$11,086,458	$11,814,325
Net investment income before taxes	14,037,545	9,603,653	8,921,038	9,238,102
Excise taxes	(977,000)	—	—	(502,978)

Net investment income	13,060,545	9,603,653	8,921,038	8,735,124
Net realized and unrealized gain (loss)	(5,743,587)	344,397	(2,497,360)	(4,887,701)
Preferred dividends	(391,402)	(399,121)	(397,477)	(414,799)

Net increase in net assets resulting from operations	$6,925,556	$9,548,929	$6,026,201	$3,432,624

Basic and diluted earnings per common share	$0.32	$0.44	$0.28	N/A

	2011(1)
	Q4	Q3	Q2	Q1
Total investment income	$9,103,299	$10,509,783	$17,257,216	$17,987,378
Net investment income before taxes	6,295,451	8,318,985	15,235,777	15,757,513
Excise taxes	—	—	—	—

Net investment income	6,295,451	8,318,985	15,235,777	15,757,513
Net realized and unrealized loss	(2,980,033)	(20,014,551)	(9,556,909)	(6,327,388)
Preferred dividends	(389,857)	(389,747)	(392,339)	(373,612)

Net increase in net assets resulting from operations	$2,925,561	$(12,085,313)	$5,286,529	$9,056,513

Basic and diluted earnings per common share	N/A	N/A	N/A	N/A

(1)
Periods prior to the Conversion reflect portfolios that had different investment objectives.

TCP Capital Corp.

Consolidated Schedule of Changes in Investments in Affiliates(1)
Year Ended December 31, 2013

Security	Acquisitions	Dispositions(2)	Dividends or Interest(3)
AGY Holding Corp., Senior Secured Term Loan, 12%, due 9/15/16	$2,056,927	$—	$128,215
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/16	7,586,317	—	640,007
Anacomp, Inc., Class A Common Stock	—	—	—
EPMC HoldCo, LLC, Membership Units	—	(1,481,930)	—
ESP Holdings, Inc., Cumulative Preferred 15%	—	—	—
ESP Holdings, Inc., Common Stock	—	—	32,627
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 6% Cash + 10% PIK, due 12/31/19	749,529	—	1,199,575
Globecomm Systems Inc., Senior Secured 1st Lien Term Loan, LIBOR + 7.625%, 1.25% LIBOR Floor, due 12/11/18	14,850,000	—	83,281
International Wire Group Holdings, Inc., Senior Secured Notes, 8.5%, due 10/15/17	—	(15.759.750)	443,715
KAGY Holding Company, Inc., Series A Preferred Stock	8,096,057	—	—
N510UA Aircraft Secured Mortgage, 20%, due 10/26/16	—	(81,562)	74,646
N512UA Aircraft Secured Mortgage, 20%, due 10/26/16	—	(79,808)	75,593
N536UA Aircraft Secured Mortgage, 16%, due 9/29/14	—	(143,097)	29,100
N545UA Aircraft Secured Mortgage, 16%, due 8/29/15	—	(128,230)	50,422
N585UA Aircraft Secured Mortgage, 20%, due 10/25/16	—	(93,707)	88,705
N659UA Aircraft Secured Mortgage, 12%, due 2/28/16	—	(999,280)	390,117
N661UA Aircraft Secured Mortgage, 12%, due 5/4/16	—	(969,098)	401,041
N510UA Equipment Trust Beneficial Interests	81,562	(35,912)	72,866
N512UA Equipment Trust Beneficial Interests	79,808	(35,323)	72,497
N536UA Equipment Trust Beneficial Interests	143,097	(45,201)	104,929
N545UA Equipment Trust Beneficial Interests	128,359	(47,536)	92,525
N585UA Equipment Trust Beneficial Interests	93,707	(46,776)	80,203
N913DL Aircraft Secured Mortgage, 8%, due 3/15/17	—	(77,509)	26,248
N918DL Aircraft Secured Mortgage, 8%, due 8/15/18	—	(68,612)	33,806
N954DL Aircraft Secured Mortgage, 8%, due 3/20/19	—	(78,825)	44,415
N955DL Aircraft Secured Mortgage, 8%, due 6/20/19	—	(75,824)	45,803
N956DL Aircraft Secured Mortgage, 8%, due 5/20/19	—	(77,085)	45,775
N957DL Aircraft Secured Mortgage, 8%, due 6/20/19	—	(76,487)	46,204
N959DL Aircraft Secured Mortgage, 8%, due 7/20/19	—	(75,896)	46,629
N960DL Aircraft Secured Mortgage, 8%, due 10/20/19	—	(74,776)	48,285
N961DL Aircraft Secured Mortgage, 8%, due 8/20/19	—	(76,582)	47,846
N976DL Aircraft Secured Mortgage, 8%, due 2/15/18	—	(79,647)	34,759
N913DL Equipment Trust Beneficial Interests	77,509	(94,032)	12,045
N918DL Equipment Trust Beneficial Interests	68,612	(89,338)	9,213
N954DL Equipment Trust Beneficial Interests	78,825	(107,751)	7,578
N955DL Equipment Trust Beneficial Interests	75,824	(106,437)	6,891
N956DL Equipment Trust Beneficial Interests	77,085	(107,904)	6,845
N957DL Equipment Trust Beneficial Interests	76,487	(107,457)	6,648
N959DL Equipment Trust Beneficial Interests	75,896	(107,015)	6,456
N960DL Equipment Trust Beneficial Interests	74,776	(106,678)	5,662

TCP Capital Corp.

Consolidated Schedule of Changes in Investments in Affiliates(1)
Year Ended December 31, 2013

Security	Acquisitions	Dispositions(2)	Dividends or Interest(3)
N961DL Equipment Trust Beneficial Interests	76,582	(108,546)	5,805
N967DL Equipment Trust Beneficial Interests	79,647	(102,560)	7,056
RM Holdco, LLC, Membership Units	—	—	—
RM Holdco, LLC, Subordinated Convertible Term Loan, 1.12% PIK, due 3/21/18	57,991	—	57,992
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche A, 11%, due 3/19/16	16,974	(149,183)	413,430
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B, 12% Cash + 7% PIK, due 3/19/16	567,205	—	1,258,016
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B-1, 12% Cash + 7% PIK, due 3/19/16	186,901	—	410,004
RM OpCo, LLC, Convertible 1st Lien Term Loan Tranche B-1, 12% Cash + 7% PIK, due 3/21/16	1,339,883	—	182,711
United N659UA-767, LLC (N659UA)	999,280	(674,714)	316,842
United N661UA-767, LLC (N661UA)	969,098	(663,034)	313,627
Wasserstein Cosmos Co-Invest, L.P., Limited Partnership Units	5,000,000	—	—

Notes to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuers' voting securities.

(2)
Dispositions include sales, paydowns, mortgage amortizations, and aircraft depreciation.

(3)
Also includes fee and lease income as applicable.

TCP Capital Corp.

Consolidated Schedule of Changes in Investments in Affiliates(1)
Year Ended December 31, 2012

Security	Acquisitions	Dispositions(2)	Dividends or Interest(3)
Anacomp, Inc., Class A Common Stock	$—	$—	$—
Delta Air Lines, Inc., Aircraft Secured Mortgage (N913DL), 8%, due 7/15/18	403,947	(37,389)	15,930
Delta Air Lines, Inc., Aircraft Secured Mortgage (N918DL), 8%, due 7/15/18	490,003	(33,390)	19,564
Delta Air Lines, Inc., Aircraft Secured Mortgage (N954DL), 8%, due 9/20/19	631,014	(37,814)	25,352
Delta Air Lines, Inc., Aircraft Secured Mortgage (N955DL), 8%, due 9/20/19	645,523	(36,417)	25,978
Delta Air Lines, Inc., Aircraft Secured Mortgage (N956DL), 8%, due 9/20/19	646,372	(37,011)	26,002
Delta Air Lines, Inc., Aircraft Secured Mortgage (N957DL), 8%, due 9/20/19	651,170	(36,735)	26,206
Delta Air Lines, Inc., Aircraft Secured Mortgage (N959DL), 8%, due 9/20/19	655,930	(36,462)	26,408
Delta Air Lines, Inc., Aircraft Secured Mortgage (N960DL), 8%, due 9/20/19	675,587	(35,956)	27,229
Delta Air Lines, Inc., Aircraft Secured Mortgage (N961DL), 8%, due 9/20/19	671,812	(36,803)	27,057
Delta Air Lines, Inc., Aircraft Secured Mortgage (N976DL), 8%, due 7/15/18	512,643	(38,636)	20,394
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N913DL)	145,176	(31,277)	15,240
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N918DL)	162,691	(32,027)	11,175
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N954DL)	202,368	(40,415)	7,210
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N955DL)	204,598	(40,116)	6,644
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N956DL)	205,404	(40,679)	6,683
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N957DL)	206,328	(40,572)	6,501
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N959DL)	207,244	(40,467)	6,323
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N960DL)	211,653	(40,578)	5,673
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N961DL)	211,555	(41,241)	5,876
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N976DL)	173,597	(37,271)	10,724
EPMC HoldCo, LLC, Membership Units	—	(1,276,226)	—
ESP Holdings, Inc., Cumulative Preferred 15%	—	—	—
ESP Holdings, Inc., Common Stock	—	—	26,134
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 6% Cash + 10% PIK, due 12/31/19	1,000,494	—	1,097,311
International Wire Group Holdings, Inc., Common Stock	—	(31,940,733)	1,811,189
International Wire Group Holdings, Inc., Senior Notes, 11.5% Cash or 12.25% PIK, due 4/15/15	—	(18,000,000)	311,534

TCP Capital Corp.

Consolidated Schedule of Changes in Investments in Affiliates(1)
Year Ended December 31, 2012

Security	Acquisitions	Dispositions(2)	Dividends or Interest(3)
International Wire Group Holdings, Inc., Senior Secured Notes, 8.5%, due 10/15/17	15,000,000	—	2,648,000
Real Mex Restaurants, Inc. Senior Secured Notes, 14%, due 1/1/13	—	(6,627,711)	—
RM Holdco, LLC, Membership Units	2,010,777	—	—
RM Holdco, LLC, Subordinated Convertible Term Loan, 1.12% PIK, due 3/21/18	5,106,805	—	45,401
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche A, 11%, due 3/19/16	3,759,156	—	506,183
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B, 12% Cash + 7% PIK, due 3/19/16	6,258,122	—	1,201,832
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B-1, 12% Cash + 7% PIK, due 3/19/16	1,922,118	—	65,237
United Airlines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16	—	(66,886)	89,362
United Airlines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16	—	(65,449)	89,992
United Airlines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14	—	(122,068)	50,279
United Airlines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15	—	(109,385)	69,400
United Airlines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16	—	(76,848)	105,621
United Airlines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 3/28/16	—	(886,810)	502,699
United Airlines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16	—	(860,025)	511,095
United Airlines, Inc., Equipment Trust Beneficial Interests (N510UA)	66,886	(35,913)	58,191
United Airlines, Inc., Equipment Trust Beneficial Interests (N512UA)	65,449	(35,325)	58,138
United Airlines, Inc., Equipment Trust Beneficial Interests (N536UA)	122,068	(45,201)	83,900
United Airlines, Inc., Equipment Trust Beneficial Interests (N545UA)	109,256	(47,505)	73,423
United Airlines, Inc., Equipment Trust Beneficial Interests (N585UA)	76,848	(46,776)	63,344
United N659UA-767, LLC (N659UA)	886,810	(674,712)	211,369
United N661UA-767, LLC (N661UA)	860,025	(663,033)	204,554

Notes to Consolidated Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuers' voting securities.

(2)
Dispositions include sales, paydowns, mortgage amortizations, and aircraft depreciation.

(3)
Also includes fee and lease income as applicable.

TCP Capital Corp.

Consolidated Schedule of Restricted Securities of Unaffiliated Issuers

December 31, 2013

Investment	Acquisition Date
AIP/IS Holdings, LLC, Membership Units	Var. 2009 & 2010
Avanti Communications Group, PLC, Senior Secured Notes, 10%, due 10/1/19	9/26/13
BPA Laboratories, Inc., Senior Secured Notes, 12.25%, due 4/1/17	3/5/12
Caribbean Financial Group, Senior Secured Notes, 11.5%, due 11/15/19	10/19/12
Carolina Beverage Group, LLC, Secured Notes, 10.625%, due 8/1/18	7/26/13
Constellation Enterprises, LLC, Senior Secured 1st Lien Notes, 10.625%, due 2/1/16	1/20/11
Flight Options Holdings I, Inc., Warrants to Purchase Common Stock	12/4/13
Integra Telecom, Inc., Common Stock	11/19/09
Integra Telecom, Inc., Warrants	11/19/09
Iracore International, Inc., Senior Secured Notes, 9.5%, due 6/1/18	5/8/13
Magnolia Finance V plc, Asset-Backed Credit Linked Notes, 13.125%, due 8/2/21	8/1/13
Marsico Holdings, LLC Common Interest Units	9/10/12
Precision Holdings, LLC, Class C Membership Interests	Var. 2010 & 2011
Shop Holding, LLC, Class A Units	6/2/11
Shop Holding, LLC, Warrants to Purchase Class A Units	6/2/11
SiTV, Inc., Warrants to Purchase Common Stock	8/3/12
SLS Breeze Intermediate Holdings, Inc., Warrants to Purchase Common Stock	9/25/13
St Barbara Ltd., 1st Priority Senior Secured Notes, 8.875%, due 4/15/18	3/22/13
STG-Fairway Holdings, LLC, Class A Units	12/30/10
The Telx Group, Inc., Senior Unsecured Notes, 10% Cash + 2% PIK, due 9/26/19	9/26/11
Trade Finance Funding I, Ltd., Secured Class B Notes, 10.75%, due 11/13/18	11/13/13
V Telecom Investment S.C.A, Common Shares	11/9/12
Vantage Oncology, LLC, Senior Secured Notes, 9.5%, due 6/15/17	6/6/13

December 31, 2012

Investment	Acquisition Date
AIP/IS Holdings, LLC, Membership Units	Var. 2009 & 2010
Bally Total Fitness Holding Corporation, Common Stock	4/30/10
Bally Total Fitness Holding Corporation, Warrants	4/30/10
BPA Laboratories, Inc., Senior Secured Notes, 12.25%, due 4/1/17	3/5/12
Caribbean Financial Group, Senior Secured Notes, 11.5%, due 11/15/19	10/19/12
Constellation Enterprises, LLC, Senior Secured 1st Lien Notes, 10.625%, due 2/1/16	1/20/11
DeepOcean Group Holding BV, Common Stock	5/13/11
Integra Telecom, Inc., Common Stock	11/19/09
Integra Telecom, Inc., Warrants	11/19/09
La Paloma Residual Bank Debt Claim	2/2/05
Marsico Holdings, LLC Common Interest Units	9/10/12
Precision Holdings, LLC, Class C Membership Interests	Var. 2010 & 2011
Shop Holding, LLC, Class A Units	6/2/11
Shop Holding, LLC, Warrants to Purchase Class A Units	6/2/11
SiTV, Inc., Warrants to Purchase Common Stock	8/3/12
STG-Fairway Holdings, LLC, Class A Units	12/30/10
The Telx Group, Inc., Senior Unsecured Notes, 10% Cash + 2% PIK, due 9/26/19	9/26/11
V Telecom Investment S.C.A, Common Shares	11/9/12

TCP Capital Corp

Consolidating Statement of Assets and Liabilities
December 31, 2013

	TCP Capital Corp. Standalone	Special Value Continuation Partners, LP Consolidated	Eliminations	TCP Capital Corp. Consolidated
Assets
Investments:
Companies less than 5% owned	$—	$678,326,915	$—	$678,326,915
Companies 5% to 25% owned	—	69,068,808	—	69,068,808
Companies more than 25% owned	—	18,867,236	—	18,867,236
Investment in subsidiary	551,095,042	—	(551,095,042)	—

Total investments	551,095,042	766,262,959	(551,095,042)	766,262,959
Cash and cash equivalents	—	22,984,182	—	22,984,182
Accrued interest income	—	6,739,105	—	6,739,105
Receivable for investments sold	—	3,605,964	—	3,605,964
Deferred debt issuance costs	—	2,969,085	—	2,969,085
Interest rate cap option	—	14,139	—	14,139
Receivable from subsidiary	531,717	—	(531,717)	—
Prepaid expenses and other assets	30,493	723,275	—	753,768

Total assets	551,657,252	803,298,709	(551,626,759)	803,329,202

Liabilities
Debt	—	95,000,000	—	95,000,000
Payable for investment securities purchased	—	14,706,942	—	14,706,942
Incentive allocation payable	—	3,318,900	—	3,318,900
Payable to the Investment Manager	833,737	287,371	—	1,121,108
Interest payable	—	430,969	—	430,969
Unrealized depreciation on swaps	—	331,183	—	331,183
Payable to Parent	—	531,717	(531,717)	—
Accrued expenses and other liabilities	1,212,260	1,923,750	—	3,136,010

Total liabilities	2,045,997	116,530,832	(531,717)	118,045,112

Preferred equity facility
Series A preferred limited partner interests	—	134,000,000	—	134,000,000
Accumulated dividends on Series A preferred equity facility	—	504,252	—	504,252

Total preferred limited partner interests	—	134,504,252	—	134,504,252

Non-controlling interest
General Partner interest in Special Value Continuation Partners, LP	—	—	1,168,583	1,168,583

Net assets	$549,611,255	$552,263,625	$(552,263,625)	$549,611,255

Composition of net assets
Common stock	$36,200	$—	$—	$36,200
Additional paid-in capital	667,842,020	666,530,318	(666,530,318)	667,842,020
Accumulated deficit	(118,266,965)	(114,266,693)	115,435,276	(117,098,382)
Non-controlling interest	—	—	(1,168,583)	(1,168,583)

Net assets	$549,611,255	$552,263,625	$(552,263,625)	$549,611,255

TCP Capital Corp.

Consolidating Statement of Assets and Liabilities
December 31, 2012

	TCP Capital Corp. Standalone	Special Value Continuation Partners, LP	Eliminations	TCP Capital Corp. Consolidated
Assets
Investments:
Unaffiliated issuers	$—	$440,772,190	$—	$440,772,190
Investment in subsidiary	317,209,574	—	(317,209,574)	—
Controlled companies	—	22,489,208	—	22,489,208
Other affiliates	—	54,421,689	—	54,421,689

Total investments	317,209,574	517,683,087	(317,209,574)	517,683,087
Cash and cash equivalents	—	18,035,189	—	18,035,189
Accrued interest income	—	4,575,307	—	4,575,307
Receivable for investment securities sold	—	7,727,415	—	7,727,415
Deferred debt issuance costs	—	696,018	—	696,018
Unrealized appreciation on swaps	—	179,364	—	179,364
Prepaid expenses and other assets	20,606	325,116	—	345,722

Total assets	317,230,180	549,221,496	(317,209,574)	549,242,102

Liabilities
Credit facility payable	—	74,000,000	—	74,000,000
Payable for investment securities purchased	—	21,814,819	—	21,814,819
Payable to the Investment Manager	61,051	48,149	—	109,200
Interest payable	—	119,233	—	119,233
Accrued expenses and other liabilities	1,181,579	1,503,436	—	2,685,015

Total liabilities	1,242,630	97,485,637	—	98,728,267

Preferred equity facility
Series A preferred limited partner interests	—	134,000,000	—	134,000,000
Accumulated dividends on Series A preferred equity facility	—	526,285	—	526,285

Total preferred limited partner interests	—	134,526,285	—	134,526,285

Net assets	$315,987,550	$317,209,574	$(317,209,574)	$315,987,550

Composition of net assets
Common stock	$21,478	$—	$—	$21,478
Additional paid-in capital	444,234,060	441,328,969	(441,328,969)	444,234,060
Accumulated deficit	(128,267,988)	(124,119,395)	124,119,395	(128,267,988)

Net assets	$315,987,550	$317,209,574	$(317,209,574)	$315,987,550

TCP Capital Corp.

Consolidating Statement of Operations
Year Ended December 31, 2013

	TCP Capital Corp. Standalone	Special Value Continuation Partners, LP Consolidated	Eliminations	TCP Capital Corp. Consolidated
Investment income
Interest income:
Companies less than 5% owned	$—	$60,323,117	$—	$60,323,117
Companies 5% to 25% owned	—	5,445,021	—	5,445,021
Companies more than 25% owned	—	1,210,926	—	1,210,926
Other income:
Companies less than 5% owned	—	1,470,116	—	1,470,116
Companies 5% to 25% owned	—	458,627	—	458,627
Companies more than 25% owned	—	701,239	—	701,239

Total interest and related investment income	—	69,609,046	—	69,609,046

Operating expenses
Management and advisory fees	—	8,820,229	—	8,820,229
Interest expense	—	1,194,158	—	1,194,158
Amortization of deferred debt issuance costs	—	852,618	—	852,618
Administration expenses	—	849,228	—	849,228
Legal fees, professional fees and due diligence expenses	397,529	400,039	—	797,568
Commitment fees	—	292,671	—	292,671
Director fees	95,926	192,410	—	288,336
Insurance expense	62,901	126,238	—	189,139
Custody fees	3,500	146,360	—	149,860
Other operating expenses	472,481	394,872	—	867,353

Total expenses	1,032,337	13,268,823	—	14,301,160

Net investment income (loss) before income taxes	(1,032,337)	56,340,223	—	55,307,886
Excise tax expense	977,624	—	—	977,624

Net investment income (loss)	(2,009,961)	56,340,223	—	54,330,262
Net realized and unrealized gain (loss) on investments and foreign currency
Net realized loss:
Investments in companies less than 5% owned	—	(40,379,889)	—	(40,379,889)
Investments in companies 5% to 25% owned	—	(7,004,857)	—	(7,004,857)

Net change in unrealized appreciation/depreciation	—	56,456,107	—	56,456,107

Net realized and unrealized gain	—	9,071,361	—	9,071,361

Interest in earnings of subsidiary	51,535,616	—	(51,535,616)	—
Dividends paid on Series A preferred equity facility	—	(1,516,585)	—	(1,516,585)
Net change in accumulated dividends on Series A preferred equity facility	—	22,033	—	22,033
Distributions of incentive allocation to the General Partner from net investment income	—	—	(10,567,142)	(10,567,142)
Distributions of incentive allocation to the General Partner from net realized gains	—	—	(645,691)	(645,691)
Net change in reserve for incentive allocation	—	—	1,168,583)	(1,168,583)

Net increase in net assets resulting from operations	$49,525,655	$63,917,032	$63,917,032)	$49,525,655

TCP Capital Corp.

Consolidating Statement of Operations
Year Ended December 31, 2012

	TCP Capital Corp. Standalone	Special Value Continuation Partners, LP	Eliminations	TCP Capital Corp. Consolidated
Investment income
Interest income:
Unaffiliated issuers	—	$42,139,023	—	$42,139,023
Controlled companies	—	1,253,915	—	1,253,915
Other affiliates	—	5,850,394	—	5,850,394
Dividend income:
Affiliates	—	1,811,189	—	1,811,189
Other income:
Unaffiliated issuers	—	289,073	—	289,073
Controlled companies	—	490,066	—	490,066
Other affiliates	—	359,099	—	359,099

Total interest and related investment income	—	52,192,759	—	52,192,759

Operating expenses
Management and advisory fees	1,292	6,907,650	—	6,908,942
Professional fees relating to the Conversion	—	411,523	—	411,523
Amortization of deferred debt issuance costs	—	441,495	—	441,495
Legal fees, professional fees and due diligence expenses	376,309	789,009	—	1,165,318
Commitment fees	—	225,560	—	225,560
Director fees	66,444	132,889	—	199,333
Interest expense	—	190,702	—	190,702
Insurance expense	43,279	86,861	—	130,140
Custody fees	3,500	96,447	—	99,947
Other operating expenses	181,971	437,490	—	619,461

Total operating expenses	672,795	9,719,626	—	10,392,421

Net investment income (loss) before income taxes	(672,795)	42,473,133	—	41,800,338
Excise tax expense	1,479,978	—	—	1,479,978
Net investment income (loss)	(2,152,772)	42,473,133	—	40,320,360
Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss):
Investments in unaffiliated issuers	—	(29,574,293)	—	(29,574,293)
Investments in affiliates	—	13,584,105	—	13,584,105

Net realized loss	—	(15,990,188)	—	(15,990,188)
Net change in unrealized appreciation/depreciation	28,086,083	3,205,937	(28,086,083)	3,205,937

Net realized and unrealized gain (loss)	28,086,083	(12,784,251)	(28,086,083)	(12,784,251)

Dividends paid on Series A preferred equity facility	—	(1,542,932)	—	(1,542,932)
Net change in accumulated dividends on Series A preferred equity facility	—	(59,867)	—	(59,867)

Net increase in net assets resulting from operations	$25,933,310	$28,086,083	$(28,086,083)	$25,933,310

TCP Capital Corp.

Consolidating Statement of Operations
Year Ended December 31, 2011

	Special Value Continuation Fund, LLC Standalone	Special Value Continuation Partners, LP	Eliminations	Special Value Continuation Fund, LLC Consolidated
Investment income
Interest income:
Unaffiliated issuers	$—	$38,290,363	$—	$38,290,363
Other affiliates	—	3,822,995	—	3,822,995
Dividend income:
Other affiliates	—	10,610,159	—	10,610,159
Other income:
Unaffiliated issuers	—	1,068,872	—	1,068,872
Other affiliates	—	1,065,287	—	1,065,287

Total interest and related investment income	—	54,857,676	—	54,857,676

Operating expenses
Management and advisory fees	—	6,787,188	—	6,787,188
Amortization of deferred debt issuance costs	—	440,289	—	440,289
Legal fees, professional fees and due diligence expenses	97,661	233,928	—	331,589
Interest expense	—	321,532	—	321,532
Director fees	60,320	120,640	—	180,960
Commitment fees	—	180,467	—	180,467
Insurance expense	36,289	78,157	—	114,446
Custody fees	3,500	88,386	—	91,886
Other operating expenses	29,839	771,754	—	801,593

Total operating expenses	227,609	9,022,341	—	9,249,950

Net investment income (loss)	(227,609)	45,835,335	—	45,607,726
Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain:
Investments in unaffiliated issuers	—	17,818,481	—	17,818,481
Investments in affiliates	—	261,308	—	261,308

Net realized gain	—	18,079,789	—	18,079,789
Net change in unrealized appreciation/depreciation	5,411,624	(56,958,670)	(5,411,624)	(56,958,670)

Net realized and unrealized gain (loss)	5,411,624	(38,878,881)	(5,411,624)	(38,878,881)

Dividends paid on Series A preferred equity facility	—	(1,456,281)	—	(1,456,281)
Net change in accumulated dividends on Series A preferred equity facility	—	(88,549)	—	(88,549)
Dividends paid to Series Z preferred shareholders	(752)	—	—	(752)
Net change in reserve for dividends to Series Z preferred shareholders	27	—	—	27

Net increase in net assets resulting from operations	$5,183,290	$5,411,624	$(5,411,624)	$5,183,290

Report of Independent Registered Public Accounting Firm

The Partners and Board of Directors of
Special Value Continuation Partners, LP

        We have audited the accompanying consolidated statements of assets and liabilities of Special Value Continuation Partners, LP (a Delaware Limited Partnership) (the Partnership), including the consolidated schedule of investments, as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2013. Our audits also included the financial statement schedules listed in the Index at Item 15(a). These financial statements and schedules are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Partnership's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, loan agents, trustees or management of the underlying investments, as applicable, or by other appropriate auditing procedures where replies from these parties, as applicable, were not received. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Special Value Continuation Partners, LP at December 31, 2013 and 2012, and the consolidated results of its operations, changes in its net assets and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material aspects the information set forth therein.

/s/ Ernst & Young LLP
Los Angeles, California
March 6, 2014

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statements of Assets and Liabilities

	December 31, 2013	December 31, 2012
Assets
Investments, at fair value:
Companies less than 5% owned (cost of $684,569,508 and $508,302,758, respectively)	$678,326,915	$440,772,190
Companies 5% to 25% owned (cost of $73,946,547 and $55,803,421, respectively)	69,068,808	54,421,689
Companies more than 25% owned (cost of $42,588,724 and $44,964,189 respectively)	18,867,236	22,489,208

Total investments (cost of $801,104,779 and $609,070,368, respectively)	766,262,959	517,683,087
Cash and cash equivalents	22,984,182	18,035,189
Accrued interest income:
Companies less than 5% owned	6,282,353	4,039,149
Companies 5% to 25% owned	415,061	482,634
Companies more than 25% owned	41,691	53,524
Receivable for investments sold	3,605,964	7,727,415
Deferred debt issuance costs	2,969,085	696,018
Unrealized appreciation on swaps	—	179,364
Options (cost $51,750)	14,139	—
Prepaid expenses and other assets	723,275	325,116

Total assets	803,298,709	549,221,496

Liabilities
Debt	95,000,000	74,000,000
Payable for investments purchased	14,706,942	21,814,819
Incentive allocation payable	3,318,900	—
Payable to Parent	531,717	—
Interest payable	430,969	119,233
Unrealized depreciation on swaps	331,183	—
Payable to the Investment Manager	287,371	48,149
Accrued expenses and other liabilities	1,923,750	1,503,436

Total liabilities	116,530,832	97,485,637

Commitments and contingencies (Note 5)
Preferred equity facility
Series A preferred limited partner interests; $20,000/interest liquidation preference; 6,700 interests authorized, issued and outstanding	134,000,000	134,000,000
Accumulated dividends on Series A preferred equity facility	504,252	526,285

Total preferred limited partner interests	134,504,252	134,526,285

Net assets applicable to common limited and general partners	$552,263,625	$317,209,574

Composition of net assets applicable to common limited and general partners
Paid-in capital	$666,530,318	$441,328,968
Accumulated net investment income	26,850,149	26,677,138
Accumulated net realized losses	(105,802,644)	(59,026,227)
Accumulated net unrealized depreciation	(35,314,198)	(91,770,305)

Net assets applicable to common limited and general partners	$552,263,625	$317,209,574

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments

December 31, 2013

Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount	Cost	Fair Value	Percent of Cash and Investments
Debt Investments (92.05%)
Bank Debt (74.53%)(1)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services (1.03%)
Expert Global Solutions, LLC, Senior Secured 1st Lien Term Loan B, LIBOR + 7.25% (Q), 1.25% LIBOR Floor, due 4/3/18	$699,754	$701,280	$703,691	0.09%
Expert Global Solutions, LLC, Senior Secured 2nd Lien Term Loan, LIBOR + 11% (Q), 1.5% LIBOR Floor, due 10/3/18	$7,434,877	7,228,004	7,382,833	0.94%

Total Accounting, Tax Preparation, Bookkeeping, and Payroll Services		7,929,284	8,086,524
Advertising, Public Relations, and Related Services (2.12%)
Doubleplay III Limited, Senior Secured 1st Lien Facility A1 Term Loan, EURIBOR + 6.25% (Q), 1.25% EURIBOR Floor, due 3/18/18 — (United Kingdom)(4),(10)	$13,165,705	16,428,630	16,736,606	2.12%
Artificial Synthetic Fibers and Filaments Manufacturing (0.26%)
AGY Holding Corp., Senior Secured Term Loan, 12%, due 9/15/16(2)	$2,056,927	2,056,927	2,056,927	0.26%
Business Support Services (1.89%)
STG-Fairway Acquisitions, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 9.25% (Q), 1.25% LIBOR Floor, due 8/28/19	$14,643,455	13,944,123	14,929,002	1.89%
Chemical Manufacturing (2.20%)
Archroma, Senior Secured Lien Term Loan B, LIBOR + 8.25% (Q), 1.25% LIBOR Floor, due 9/30/18	$17,456,250	17,107,125	17,401,699	2.20%
Communications Equipment Manufacturing (1.91%)
Globecomm Systems Inc., Senior Secured 1st Lien Term Loan, LIBOR + 7.625% (Q), 1.25% LIBOR Floor, due 12/11/18(2)	$15,000,000	14,850,000	15,097,500	1.91%
Computer Equipment Manufacturing (1.15%)
ELO Touch Solutions, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 10.5% (Q), 1.5% LIBOR Floor, due 12/1/18	$10,000,000	9,666,672	9,100,000	1.15%
Converted Paper Products Manufacturing (0.45%)
Ranpak Corp., Senior Secured 2nd Lien Term Loan, LIBOR + 7.25% (Q), 1.25% LIBOR Floor, due 4/23/20	$3,469,573	3,434,877	3,573,660	0.45%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount	Cost	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Computer Systems Design and Related Services (5.40%)
Blue Coat Systems, Inc., Senior Secured 1st Lien Revolver Term Loan, LIBOR + 3.5% (Q), 1% LIBOR Floor, due 5/31/18	$4,500,000	$3,540,000	$4,060,800	0.51%
Blue Coat Systems, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 8.5% (Q), 1% LIBOR Floor, due 6/28/20	$15,000,000	14,878,125	15,300,000	1.94%
OnX Enterprise Solutions, Ltd., Senior Secured 1st Lien Term Loan, LIBOR + 7% (Q), due 9/3/18 LIBOR + 7% , due 9/3/18	$10,640,000	10,483,300	10,709,160	1.36%
OnX USA, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 7% (Q), due 9/3/18	$5,320,000	5,244,790	5,354,580	0.68%
Websense, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 7.25% (Q), 1% LIBOR Floor, due 12/27/20	$7,200,000	7,164,000	7,218,000	0.91%

Total Computer Systems Design and Related Services		41,310,215	42,642,540
Electric Power Generation, Transmission and Distribution (2.21%)
Panda Sherman Power, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 7.5% (Q), 1.5% LIBOR Floor, due 9/14/18	$11,070,172	10,932,474	11,402,277	1.44%
Panda Temple Power II, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 6% (Q), 1.25% LIBOR Floor, due 4/3/19	$5,892,970	5,834,041	6,069,759	0.77%

Total Electric Power Generation, Transmission and Distribution		16,766,515	17,472,036
Electrical Equipment and Component Manufacturing (2.08%)
Palladium Energy, Inc., 1st Lien Senior Secured Term Loan, LIBOR + 9% (Q), 1% LIBOR Floor, due 12/26/17	$16,500,317	16,225,541	16,426,066	2.08%
Financial Investment Activities (0.49%)
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5% (M), due 12/31/22(11)	$10,637,623	13,394,183	3,882,732	0.49%
Freight Transportation Arrangement (0.48%)
Livingston International, Inc., 2nd Lien Term Loan, LIBOR + 7.75% (Q), 1.25% LIBOR Floor, due 4/18/20(10)	$3,665,217	3,597,620	3,756,848	0.48%
Full-Service Restaurants (2.04%)
RM Holdco, LLC, Subordinated Convertible Term Loan, 1.12% PIK, due 3/21/18(2)	$5,164,796	5,164,796	2,197,621	0.28%
RM OpCo, LLC, Convertible 1st Lien Term Loan Tranche B-1, 12% Cash + 7% PIK, due 3/21/16(2)	$1,370,199	1,339,883	1,370,199	0.17%
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche A, 11%, due 3/21/16(2)	$3,626,947	3,626,947	3,626,947	0.46%
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B, 12% Cash + 7% PIK, due 3/21/16(2)	$6,825,328	6,825,328	6,825,328	0.86%
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B-1, 12% Cash + 7% PIK, due 3/21/16(2)	$2,150,088	2,109,019	2,150,088	0.27%

Total Full-Service Restaurants		19,065,973	16,170,183
Gaming Industries (1.87%)
AP Gaming I, LLC, Senior Secured 1st Lien Term Loan B, LIBOR + 8.25% (Q), 1% LIBOR Floor, due 12/20/20	$15,000,000	14,550,000	14,737,500	1.87%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount	Cost	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Grocery Stores (1.91%)
Bashas, Inc., Senior Secured 1st Lien FILO Term Loan, LIBOR + 9.35% (M), 1.5% LIBOR Floor, due 12/28/15	$14,843,788	$14,802,168	$15,066,445	1.91%
Inland Water Transportation (1.64%)
US Shipping Corp, Senior Secured 1st Lien Term Loan B, LIBOR + 7.75% (Q), 1.25% LIBOR Floor, due 4/30/18	$12,603,333	12,477,300	12,965,679	1.64%
Insurance Related Activities (0.81%)
Confie Seguros Holding II Co., 2nd Lien Term Loan, LIBOR + 9% (M), 1.25% LIBOR Floor, due 5/8/19	$6,341,809	6,245,733	6,391,370	0.81%
Merchant Wholesalers (1.16%)
Envision Acquisition Company, LLC, 2nd Lien Term Loan, LIBOR + 8.75% (M), 1% LIBOR Floor, due 11/4/21	$9,079,011	8,897,430	9,192,498	1.16%
Motion Picture and Video Industries (1.97%)
CORE Entertainment, Inc., Senior Secured 1st Lien Term Loan, 9%, due 6/21/17	$9,462,231	9,381,116	8,610,631	1.09%
CORE Entertainment, Inc., Senior Secured 2nd Lien Term Loan, 13.5%, due 6/21/18	$7,569,785	7,502,054	6,858,225	0.88%

Total Motion Picture and Video Industries		16,883,170	15,468,856
Newspaper, Periodical, Book, and Directory Publishers (3.90%)
Hanley-Wood, LLC, 1st Lien FILO Term Loan, LIBOR + 6.75% (Q), 1.25% LIBOR Floor, due 7/15/18	$16,707,600	16,707,600	16,699,246	2.13%
MediMedia USA, Inc., 1st Lien Revolver, LIBOR + 6.75% (M), due 5/20/18	$4,960,000	3,797,500	4,523,908	0.57%
MediMedia USA, Inc., 1st Lien Term Loan, LIBOR + 6.75% (M), 1.25% LIBOR Floor, due 11/20/18	$9,701,250	9,433,029	9,458,719	1.20%

Total Newspaper, Periodical, Book, and Directory Publishers		29,938,129	30,681,873
Nonresidential Building Construction (1.25%)
NCM Group Holdings, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 11.5% (Q), 1% LIBOR Floor, due 8/29/18	$10,000,000	9,620,619	9,875,000	1.25%
Nonscheduled Air Transportation (2.24%)
One Sky Flight, LLC, Senior Secured 2nd Lien Term Loan, 12% Cash + 3% PIK, due 5/4/19	$18,200,000	16,929,086	17,708,600	2.24%
Oil and Gas Extraction (1.98%)
Willbros Group, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 9.75% (Q), 1.25% LIBOR Floor, due 8/7/19	$15,426,118	15,051,713	15,657,510	1.98%
Other Telecommunications (1.76%)
Securus Technologies, Inc., 2nd Lien Term Loan, LIBOR + 7.75% (Q), 1.25% LIBOR Floor, due 4/30/21	$14,000,000	13,860,000	13,925,660	1.76%
Petroleum and Coal Products Manufacturing (0.95%)
Boomerang Tube, LLC, 2nd Lien Term Loan, LIBOR + 9.5% (Q), 1.5% LIBOR Floor, due 10/11/17	$7,749,023	7,563,978	7,477,807	0.95%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount	Cost	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Professional, Scientific, and Technical Services (3.14%)
Connolly, LLC, Senior Secured 2nd Lien Term Loan, LIBOR + 9.25% (Q), 1.25% LIBOR Floor, due 7/15/19	$12,000,000	$11,829,534	$12,270,000	1.55%
ConvergeOne Holdings, 1st Lien Term Loan, LIBOR + 8% (Q), 1.25% LIBOR Floor, due 5/8/19	$12,654,643	12,464,823	12,570,236	1.59%

Total Professional, Scientific, and Technical Services		24,294,357	24,840,236
Promoters of Performing Arts, Sports, and Similar Events (1.40%)
Stadium Management Group, Senior Secured 2nd Lien Term Loan, LIBOR + 9.50% (M), 1.25% LIBOR Floor, due 12/7/18	$11,000,000	10,817,390	11,055,000	1.40%
Radio and Television Broadcasting (3.09%)
SiTV, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 6% (Q) Cash + 4% PIK, 2% LIBOR Floor, due 8/3/16	$6,995,124	6,648,634	6,774,778	0.86%
The Tennis Channel, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 8.5% (Q), due 5/29/17	$17,589,459	17,134,705	17,615,843	2.23%

Total Radio and Television Broadcasting		23,783,339	24,390,621
Retail (2.29%)
Kenneth Cole Productions, Inc., Senior Secured 1st Lien FILO Term Loan, LIBOR + 10.40% (M), 1% LIBOR Floor, due 9/25/17	$11,272,727	11,051,496	11,329,090	1.44%
Shopzilla, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 9.5% (Q), due 3/31/16	$6,710,057	6,525,027	6,683,216	0.85%

Total Retail		17,576,523	18,012,306
Scheduled Air Transportation (1.60%)
Aircraft Secured Mortgages — Aircraft Leased to Delta Air Lines, Inc.
N913DL, 8%, due 3/15/17(6)	$289,048	289,048	296,820	0.04%
N918DL, 8%, due 8/15/18(6)	$388,001	388,001	397,290	0.05%
N954DL, 8%, due 3/20/19(6)	$514,375	514,375	524,620	0.07%
N955DL, 8%, due 6/20/19(6)	$533,283	533,283	543,320	0.07%
N956DL, 8%, due 5/20/19(6)	$532,275	532,275	542,640	0.07%
N957DL, 8%, due 6/20/19(6)	$537,947	537,947	548,250	0.07%
N959DL, 8%, due 7/20/19(6)	$543,573	543,573	553,520	0.07%
N960DL, 8%, due 10/20/19(6)	$564,855	564,855	574,430	0.07%
N961DL, 8%, due 8/20/19(6)	$558,427	558,427	568,310	0.07%
N976DL, 8%, due 2/15/18(6)	$394,360	394,360	404,600	0.05%
Aircraft Secured Mortgages — Aircraft Leased to United Airlines, Inc.
N510UA, 20%, due 10/26/16(2)	$328,848	328,848	404,605	0.05%
N512UA, 20%, due 10/26/16(2)	$334,535	334,535	414,010	0.05%
N536UA, 16%, due 9/29/14(2)	$108,845	108,845	114,000	0.01%
N545UA, 16%, due 8/29/15(2)	$249,695	249,695	275,405	0.03%
N585UA, 20%, due 10/25/16(2)	$392,794	392,794	486,115	0.06%
N659UA, 12%, due 2/28/16(6)	$2,708,150	2,708,150	2,948,986	0.37%
N661UA, 12%, due 5/4/16(6)	$2,880,186	2,880,186	3,171,026	0.40%

Total Scheduled Air Transportation		11,859,197	12,767,947

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount	Cost	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Semiconductor and Other Electronic Component Manufacturing (1.87%)
Isola USA Corporation, Senior Secured Term Loan B, LIBOR + 8.25% (Q), 1% LIBOR Floor, due 11/29/18	$14,583,333	$14,366,560	$14,729,167	1.87%
Software Publishers (7.13%)
BlackLine Systems, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 0.4% (Q) Cash + 7.6% PIK, 1.5% LIBOR Floor, due 9/25/18	$12,579,747	11,811,044	12,183,485	1.56%
Coreone Technologies, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 3.75% (Q) Cash + 5% PIK, 1% LIBOR Floor, due 9/4/18	$13,556,801	13,243,533	13,455,125	1.72%
Deltek, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 8.75% (Q), 1.25% LIBOR Floor, due 10/10/19	$15,000,000	14,805,253	15,300,000	1.94%
Edmentum, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 9.75% (Q), 1.5% LIBOR Floor due 5/17/19	$15,000,000	14,748,486	15,112,500	1.91%

Total Software Publishers		54,608,316	56,051,110
Specialty Hospitals (0.70%)
UBC Healthcare Analytics, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 9% (Q), 1% LIBOR Floor, due 7/1/18	$5,526,021	5,498,391	5,559,177	0.70%
Textile Furnishings Mills (2.08%)
Lexmark Carpet Mills, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 10% (Q), 1% LIBOR Floor, due 9/30/18	$16,351,467	15,942,680	16,392,346	2.08%
Wired Telecommunications Carriers (1.96%)
Integra Telecom Holdings, Inc., 2nd Lien Term Loan, LIBOR + 8.5% (Q), 1.25% LIBOR Floor, due 2/22/20	$15,000,000	14,701,027	15,459,375	1.96%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount or Shares	Cost	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Wireless Telecommunications Carriers (4.12%)
Alpheus Communications, LLC, Senior Secured 1st Lien Delayed Draw FILO Term Loan, LIBOR + 6.92% (Q), 1% LIBOR Floor, due 5/31/18	$—	$(11,183)	$(8,437)	—
Alpheus Communications, LLC, Senior Secured 1st Lien FILO Term Loan, LIBOR + 6.92% (Q), 1% LIBOR Floor, due 5/31/18(13)	$8,248,124	8,166,127	8,186,263	1.04%
Globalive Wireless Management Corp., Senior Secured 1st Lien Term Loan, LIBOR + 10.9% (Q), due 4/30/14 — (Canada)(10)	$3,037,292	2,933,872	3,067,665	0.39%
Gogo, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 9.75% (Q), 1.5% LIBOR Floor, due 6/21/17	$19,587,428	18,707,700	21,252,360	2.69%

Total Wireless Telecommunications Carriers		29,796,516	32,497,851

Total Bank Debt		585,841,307	588,236,257

Other Corporate Debt Securities (17.52%)
Architectural, Engineering, and Related Services (1.01%)
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 6% Cash + 10% PIK, due 12/31/19(2),(5)	$7,959,369	7,959,369	7,959,369	1.01%
Artificial Synthetic Fibers and Filaments Manufacturing (1.17%)
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/16(2),(5)	$9,268,000	7,586,317	9,268,000	1.17%
Beverage Manufacturing (1.04%)
Carolina Beverage Group, LLC, Secured Notes, 10.625%, due 8/1/18(5)	$7,780,000	7,780,000	8,207,900	1.04%
Data Processing, Hosting, and Related Services (0.97%)
The Telx Group, Inc., Senior Unsecured Notes, 10% Cash + 2% PIK, due 9/26/19(5)	$7,098,916	6,960,435	7,631,335	0.97%
Fabricated Metal Product Manufacturing (1.38%)
Constellation Enterprises, LLC, Senior Secured 1st Lien Notes, 10.625%, due 2/1/16(5),(7)	$12,500,000	12,322,875	10,875,000	1.38%
Metal Ore Mining (0.78%)
St Barbara Ltd., 1st Priority Senior Secured Notes, 8.875%, due 4/15/18 — (Australia)(5)	$7,359,000	7,326,651	6,144,765	0.78%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount or Shares	Cost	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Nondepository Credit Intermediation (3.25%)
Caribbean Financial Group, Senior Secured Notes, 11.5%, due 11/15/19 — (Cayman Islands)(5),(10)	$10,000,000	$9,824,072	$10,700,000	1.35%
Trade Finance Funding I, Ltd., Secured Class B Notes, 10.75%, due 11/13/18(5)	$15,000,000	15,000,000	14,962,500	1.90%

Total Nondepository Credit Intermediation		24,824,072	25,662,500
Plastics Products Manufacturing (1.83%)
Iracore International, Inc., Senior Secured Notes, 9.5%, due 6/1/18(5)	$13,600,000	13,600,000	14,426,622	1.83%
Satellite Telecommunications (1.31%)
Avanti Communications Group, PLC, Senior Secured Notes, 10%, due 10/1/19(5),(8),(10)	$9,914,000	9,914,000	10,335,345	1.31%
Scientific Research and Development Services (2.23%)
BPA Laboratories, Inc., Senior Secured Notes, 12.25%, due 4/1/17(5)	$17,200,000	16,536,295	17,630,000	2.23%
Specialty Hospitals (0.65%)
Vantage Oncology, LLC, Senior Secured Notes, 9.5%, due 6/15/17(5)	$5,000,000	5,000,000	5,137,500	0.65%
Structured Note Funds (1.90%)
Magnolia Finance V plc, Asset-Backed Credit Linked Notes, 13.125%, due 8/2/21 — (Cayman Islands)(5),(10)	$15,000,000	15,000,000	15,000,000	1.90%

Total Other Corporate Debt Securities		134,810,014	138,278,336

Total Debt Investments		720,651,321	726,514,593

Equity Securities (5.04%)
Architectural, Engineering, and Related Services (0.87%)
ESP Holdings, Inc., Cumulative Preferred 15%(2),(3),(5)	20,297	2,249,930	3,947,862	0.51%
ESP Holdings, Inc., Common Stock(2),(3),(5)	88,670	9,311,782	2,856,346	0.36%

Total Architectural, Engineering, and Related Services		11,561,712	6,804,208
Business Support Services (0.22%)
STG-Fairway Holdings, LLC, Class A Units(3),(5)	841,479	1,174,225	1,722,508	0.22%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Partnership

Investment	Shares	Cost	Fair Value	Percent of Cash and Investments
Equity Securities (continued)
Communications Equipment Manufacturing (0.64%)
Wasserstein Cosmos Co-Invest, L.P., Limited Partnership Units(2),(3),(5)	5,000,000	$5,000,000	$5,000,000	0.64%
Data Processing, Hosting, and Related Services (0.13%)
Anacomp, Inc., Class A Common Stock(3),(5),(6)	1,255,527	26,711,048	1,004,422	0.13%
Depository Credit Intermediation (0.11%)
Doral Financial Corporation, Common Stock — (Puerto Rico)(3),(12)	53,890	11,699,417	843,913	0.11%
Financial Investment Activities (0.00%)
Marsico Holdings, LLC, Common Interest Units(3),(5),(11)	168,698	172,694	4,302	—
Full-Service Restaurants (0.00%)
RM Holdco, LLC, Membership Units(2),(3),(5)	13,161,000	2,010,777	—	—
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.01%)
Precision Holdings, LLC, Class C Membership Interests(3),(5)	33	—	41,645	0.01%
Nonmetallic Mineral Mining and Quarrying (0.20%)
EPMC HoldCo, LLC, Membership Units(2),(5)	1,312,720	—	1,562,137	0.20%
Nonscheduled Air Transportation (0.16%)
Flight Options Holdings I, Inc., Warrants to Purchase Common Stock(3),(5)	1,843	1,274,000	1,268,904	0.16%
Radio and Television Broadcasting (0.04%)
SiTV, Inc., Warrants to Purchase Common Stock(3),(5)	233,470	300,322	354,874	0.04%
Retail (0.07%)
Shop Holding, LLC, Class A Units(3),(5)	490,037	462,576	532,919	0.07%
Shop Holding, LLC, Warrants to Purchase Class A Units(3),(5)	326,691	—	38,258	—

Total Electronic Shopping		462,576	571,177

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Partnership

Investment	Shares	Cost	Fair Value	Percent of Cash and Investments
Equity Securities (continued)
Scheduled Air Transportation (1.19%)
Equipment Trusts — Aircraft Leased to Delta Air Lines, Inc.
N913DL Trust Beneficial Interests(5),(6)	727	$97,376	$125,970	0.02%
N918DL Trust Beneficial Interests(5),(6)	623	109,938	142,970	0.02%
N954DL Trust Beneficial Interests(5),(6)	591	133,027	68,000	0.01%
N955DL Trust Beneficial Interests(5),(6)	576	133,868	113,560	0.01%
N956DL Trust Beneficial Interests(5),(6)	580	133,907	108,800	0.01%
N957DL Trust Beneficial Interests(5),(6)	576	134,785	109,650	0.01%
N959DL Trust Beneficial Interests(5),(6)	573	135,658	110,500	0.01%
N960DL Trust Beneficial Interests(5),(6)	563	139,173	109,650	0.01%
N961DL Trust Beneficial Interests(5),(6)	570	138,350	103,870	0.01%
N976DL Trust Beneficial Interests(5),(6)	654	113,413	103,033	0.01%
Equipment Trusts — Aircraft Leased to United Airlines, Inc.
N510UA Trust Beneficial Interests(2),(5)	54	197,409	465,625	0.06%
N512UA Trust Beneficial Interests(2),(5)	53	193,046	458,277	0.06%
N536UA Trust Beneficial Interests(2),(5)	81	396,289	656,766	0.08%
N545UA Trust Beneficial Interests(2),(5)	67	348,071	641,840	0.08%
N585UA Trust Beneficial Interests(2),(5)	53	214,737	571,706	0.07%
United N659UA-767, LLC (N659UA)(5),(6)	412	2,097,640	2,840,323	0.36%
United N661UA-767, LLC (N661UA)(5),(6)	400	2,066,062	2,852,677	0.36%

Total Scheduled Air Transportation		6,782,749	9,583,217
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing (0.08%)
KAGY Holding Company, Inc., Series A Preferred Stock(2),(3),(5)	9,778	1,091,200	662,134	0.08%
Semiconductor and Other Electronic Component Manufacturing (0.03%)
AIP/IS Holdings, LLC, Membership Units(3),(5)	352	—	229,504	0.03%
Software Publishers (0.07%)
SLS Breeze Intermediate Holdings, Inc., Warrants to Purchase Common Stock(3),(5)	1,232,731	522,678	561,632	0.07%
Wired Telecommunications Carriers (1.22%)
Integra Telecom, Inc., Common Stock(3),(5)	1,274,522	8,433,884	5,583,686	0.72%
Integra Telecom, Inc., Warrants(3),(5)	346,939	19,920	194,050	0.02%
V Telecom Investment S.C.A, Common Shares — (Luxembourg)(3),(4),(5),(10)	1,393	3,236,256	3,756,053	0.48%

Total Wired Telecommunications Carriers		11,690,060	9,533,789
Total Equity Securities		80,453,458	39,748,366

Total Investments		801,104,779	766,262,959

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Partnership

Investment	Shares	Cost	Fair Value	Percent of Cash and Investments
Cash and Cash Equivalents (2.91%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.09%
Collateralized by Freddie Mac Note			$10,501,688	1.33%
Union Bank of California, Commercial Paper, 0.10%, due 1/2/13			8,499,976	1.07%
Cash Denominated in Foreign Currencies			121,389	0.02%
Cash Held on Account at Various Institutions			3,861,129	0.49%

Cash and Cash Equivalents			22,984,182

Total Cash and Investments(9)			$789,247,141	100.00%

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)
Non-controlled affiliate — as defined under the Investment Company Act of 1940 (ownership of between 5% and 25% of the outstanding voting securities of this issuer). See Consolidated Schedule of Changes in Investments in Affiliates.

(3)
Non-income producing security.

(4)
Principal amount denominated in foreign currency. Amortized cost and fair value converted from foreign currency to US dollars. (See Note 2)

(5)
Restricted security. (See Note 2)

(6)
Controlled issuer — as defined under the Investment Company Act of 1940 (ownership of 25% or more of the outstanding voting securities of this issuer). Investment is not more than 50% owned nor deemed to be a significant subsidiary. See Consolidated Schedule of Changes in Investments in Affiliates.

(7)
Investment has been segregated to collateralize certain unfunded commitments.

(8)
$2,000,000 principal amount of this investment has been segregated to collateralize certain unfunded commitments.

(9)
All Cash and Investments, except those referenced in Notes 7 and 8 above, are pledged as collateral under the Revolving Facilities as described in Note 4 to the Consolidated Financial Statements.

(10)
Non-U.S. company or principal place of business outside the U.S. and as a result is not qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(11)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not qualifying under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(12)
Publicly traded company with a market capitalization greater than $250 million and as a result is not qualifying under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(13)
Negative balances relate to an unfunded commitment that was acquired and valued at a discount.

*
LIBOR or EURIBOR resets monthly (M), quarterly (Q), or semiannually (S).

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Partnership

        Aggregate acquisitions and aggregate dispositions of investments, other than government securities, totaled $471,087,319, and $235,641,665, respectively for the year ended December 31, 2013. Aggregate acquisitions includes investment assets received as payment in kind. Aggregate dispositions includes principal paydowns on and maturities of debt investments. The total value of restricted securities and bank debt as of December 31, 2013 was $765,419,046, or 97.0% of total cash and investments of the Company.

        Options and Swaps at December 31, 2013 were as follows:

Investment	Notional Amount	Fair Value
Interest Rate Cap, 4%, expires 5/15/2016	$25,000,000	$14,139
Euro/US Dollar Cross-Currency Basis Swap, Pay Euros/Receive USD, Expires 3/31/17	$4,289,019	$(331,183)

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments

December 31, 2012

Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount	Cost	Fair Value	Percent of Cash and Investments
Debt Investments (90.12%)
Bank Debt (75.60%)(1)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services (3.16%)
Expert Global Solutions, LLC, Senior Secured 1st Lien Term Loan B, LIBOR + 6.75%, 1.25% LIBOR Floor, due 4/2/18	$1,916,252	$1,882,302	$1,925,239	0.36%
Expert Global Solutions, LLC, Senior Secured 2nd Lien Term Loan, LIBOR + 9.5%, 1.5% LIBOR Floor, due 10/2/18	$14,976,011	14,493,414	14,953,547	2.80%

Total Accounting, Tax Preparation, Bookkeeping, and Payroll Services		16,375,716	16,878,786
Business Support Services (3.58%)
STG-Fairway Acquisitions, Inc., Senior Secured 2nd Lien Term Loan, 12.5%, due 12/29/15	$19,878,935	18,821,586	19,193,112	3.58%
Computer Equipment Manufacturing (1.78%)
ELO Touch Solutions, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 10.5%, 1.5% LIBOR Floor, due 12/4/18	$10,000,000	9,621,530	9,550,000	1.78%
Electric Power Generation, Transmission and Distribution (3.41%)
Panda Sherman Power, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 7.5%, 1.5% LIBOR Floor, due 9/14/18	$11,070,172	10,910,286	11,263,900	2.10%
Astoria Generating Company Acquisitions, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 9.35%, 1.5% LIBOR Floor, due 12/28/15	$7,000,000	6,727,929	7,040,845	1.31%

Total Electric Power Generation, Transmission and Distribution		17,638,215	18,304,745
Electronic Shopping (2.13%)
Shopzilla, Inc., Senior Secured 2nd Lien Term Loan, 13%, due 6/1/14	$11,382,687	10,869,637	11,422,526	2.13%
Equipment Rental and Leasing (3.28%)
Sky Funding AMR Lease Portfolio, Senior Subordinated 1st Lien Term Loan, 10%, due 9/6/16 — (Ireland)(9)	$17,000,000	16,412,490	17,595,000	3.28%
Financial Investment Activities (0.02%)
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5%, due 12/31/22(10)	$11,281,905	14,205,420	5,753,772	1.07%
Full-Service Restaurants (3.20%)
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche A, 11%, due 3/19/16(2)	$3,759,156	3,759,156	3,759,156	0.70%
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B, 12% Cash + 7% PIK, due 3/19/16(2)	$6,258,122	6,258,122	6,258,122	1.17%
RM Holdco, LLC, Subordinated Convertible Term Loan, 1.12% PIK, due 3/21/18(2)	$5,106,805	5,106,805	5,106,805	0.96%
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B-1, 12% Cash + 7% PIK, due 3/19/16(2)	$1,976,470	1,922,118	1,976,470	0.37%

Total Full-Service Restaurants		17,046,201	17,100,553

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2012

Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount	Cost	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Gaming Industries (5.61%)
Golden Gaming, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 7% Cash + 1% PIK, 2% LIBOR Floor, due 4/15/16	$15,975,628	$15,600,947	$15,735,993	2.94%
AGS LLC, 1st Lien Term Loan, LIBOR + 10%, 1.5% LIBOR Floor, due 8/15/16	$13,269,231	12,781,083	13,395,288	2.50%
AGS LLC, DDTL 1st Lien Term Loan, LIBOR + 10%, 1.5% LIBOR Floor, due 8/15/16	$865,385	796,154	881,827	0.17%

Total Gaming Industries		29,178,184	30,013,108
Grocery Stores (2.58%)
Bashas, Inc., Senior Secured 1st Lien FILO Term Loan, LIBOR + 9.35%, 1.5% LIBOR Floor, due 12/28/15	$13,461,182	13,461,182	13,797,711	2.58%
Insurance Related Activities (1.04%)
Confie Seguros Holding II Co., 2nd Lien Term Loan, LIBOR + 9%, 1.25% LIBOR Floor, due 7/26/19	$5,600,000	5,490,103	5,590,676	1.04%
Iron and Steel Mills and Ferroalloy Manufacturing (1.22%)
Essar Steel Algoma, Inc., Senior Secured Term Loan, LIBOR + 7.5%, 1.25% LIBOR Floor, due 9/20/14	$6,581,231	6,464,979	6,537,367	1.22%
Motion Picture and Video Industries (2.83%)
CORE Entertainment, Inc., Senior Secured 1st Lien Term Loan, 9%, due 6/21/17	$9,462,231	9,362,125	8,220,313	1.53%
CORE Entertainment, Inc., Senior Secured 2nd Lien Term Loan, 13.5%, due 6/21/18	$7,569,785	7,488,038	6,964,202	1.30%

Total Motion Picture and Video Industries		16,850,163	15,184,515
Motor Vehicle Parts Manufacturing (2.41%)
DMI SMW Holding Corporation, Term Loan, LIBOR + 7.75%, 1.5% LIBOR Floor, due 12/21/17	$12,935,000	12,938,292	12,902,663	2.41%
Other Amusement and Recreation Industries (2.14%)
Intrawest Cayman L.P., 1st Lien Term Loan, LIBOR + 5.75%, 1.25% LIBOR Floor, due 12/4/17 — (Cayman Islands)	$1,250,000	1,231,250	1,257,813	0.23%
Intrawest Cayman L.P., 2nd Lien Term Loan, LIBOR + 9.5%, 1.25% LIBOR Floor, due 12/4/18 — (Cayman Islands)	$10,250,000	9,993,750	10,250,000	1.91%

Total Other Amusement and Recreation Industries		11,225,000	11,507,813
Other Electrical Equipment and Component Manufacturing (3.03%)
Palladium Energy, Inc., Term Loan, LIBOR + 9%, 1% LIBOR Floor, due 12/21/17	$16,500,317	16,170,991	16,219,812	3.03%
Other Professional, Scientific, and Technical Services (2.27%)
Connolly, LLC, Senior Secured 2nd Lien Term Loan, LIBOR + 9.25%, 1.25% LIBOR Floor, due 7/26/19	$12,000,000	11,808,454	12,157,500	2.27%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2012

Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount	Cost	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Petroleum and Coal Products Manufacturing (1.57%)
Boomerang Tube, LLC, 2nd Lien Term Loan, LIBOR + 9.5%, 1.5% LIBOR Floor, due 10/2/17	$8,522,741	$8,277,159	$8,416,206	1.57%
Pharmaceutical and Medicine Manufacturing (1.51%)
Pharmaceutical Research Associates, Inc., 2nd Lien Term Loan, LIBOR + 9.25%, 1.25% LIBOR Floor, due 6/10/19	$8,000,000	7,840,000	8,085,000	1.51%
Promoters of Performing Arts, Sports, and Similar Events (2.06%)
Stadium Management Group, Senior Secured 2nd Lien Term Loan, LIBOR + 9.50%, 1.25% LIBOR Floor, due 12/7/18	$11,000,000	10,792,091	11,055,000	2.06%
Radio and Television Broadcasting (4.58%)
Encompass Digital Media, Inc., 1st Lien Term Loan, LIBOR + 6.5%, 1.5% LIBOR Floor, due 8/10/17	$7,940,000	7,802,595	8,039,250	1.50%
Granite Broadcasting Corporation, Senior Secured 1st Lien Term Loan B, LIBOR + 7.25%, 1.25% LIBOR Floor, due 5/23/18	$9,950,000	9,719,719	9,974,875	1.86%
SiTV, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 6% Cash + 4% PIK, 2% LIBOR Floor, due 8/3/16	$6,806,343	6,421,282	6,523,880	1.22%

Total Radio and Television Broadcasting		23,943,596	24,538,005
Retail (1.90%)
Kenneth Cole Productions, Inc., Senior Secured 1st Lien FILO Term Loan, LIBOR + 10.60%, 1% LIBOR Floor, due 9/25/17	$10,000,000	9,717,763	10,200,000	1.90%
Scheduled Air Transportation (3.11%)
Delta Air Lines, Inc., Aircraft Secured Mortgage (N913DL), 8%, due 7/15/18(6)	$366,557	366,557	367,370	0.07%
Delta Air Lines, Inc., Aircraft Secured Mortgage (N918DL), 8%, due 7/15/18(6)	$456,613	456,613	454,580	0.08%
Delta Air Lines, Inc., Aircraft Secured Mortgage (N954DL), 8%, due 9/20/19(6)	$593,200	593,200	597,720	0.11%
Delta Air Lines, Inc., Aircraft Secured Mortgage (N955DL), 8%, due 9/20/19(6)	$609,107	609,107	612,000	0.11%
Delta Air Lines, Inc., Aircraft Secured Mortgage (N956DL), 8%, due 9/20/19(6)	$609,360	609,360	612,850	0.11%
Delta Air Lines, Inc., Aircraft Secured Mortgage (N957DL), 8%, due 9/20/19(6)	$614,434	614,434	617,440	0.12%
Delta Air Lines, Inc., Aircraft Secured Mortgage (N959DL), 8%, due 9/20/19(6)	$619,468	619,468	622,030	0.12%
Delta Air Lines, Inc., Aircraft Secured Mortgage (N960DL), 8%, due 9/20/19(6)	$639,631	639,631	640,730	0.12%
Delta Air Lines, Inc., Aircraft Secured Mortgage (N961DL), 8%, due 9/20/19(6)	$635,009	635,009	636,990	0.12%
Delta Air Lines, Inc., Aircraft Secured Mortgage (N976DL), 8%, due 7/15/18(6)	$474,007	474,007	473,280	0.09%
United Airlines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16(2)	$410,410	410,410	548,340	0.10%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2012

Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount	Cost	Fair Value	Percent of Cash and Investments
Debt Investments (continued)

United Airlines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16(2)	$414,343	$414,343	$556,225	0.10%
United Airlines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14(2)	$251,941	251,941	277,780	0.05%
United Airlines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15(2)	$377,925	377,925	436,810	0.08%
United Airlines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16(2)	$486,501	486,501	653,220	0.12%
United Airlines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 3/28/16(6)	$3,707,430	3,707,430	4,264,148	0.80%
United Airlines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16(6)	$3,849,284	3,849,284	4,351,424	0.81%

		15,115,220	16,722,937
Semiconductor and Other Electronic Component Manufacturing (2.61%)
Isola USA Corporation, 1st Lien Term Loan, LIBOR + 8%, 2% LIBOR Floor, due 9/29/15	$14,000,000	13,975,000	14,000,000	2.61%
Software Publishers (8.47%)
Blackboard, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 6%, 1.5% LIBOR Floor, due 10/4/18	$2,671,613	2,457,884	2,705,008	0.51%
Deltek, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 8.75%, 1.25% LIBOR Floor, due 10/10/19	$15,000,000	14,781,719	15,275,025	2.85%
Edmentum, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 9.75%, 1.5% LIBOR Floor due 5/8/19	$15,000,000	14,717,168	14,831,250	2.77%
SumTotal Systems, LLC, Senior Secured 2nd Lien Term Loan, LIBOR + 9%, 1.25% LIBOR Floor, due 5/13/19	$7,600,000	7,449,234	7,524,000	1.41%
The TriZetto Group, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 7.25%, 1.25% LIBOR Floor, due 3/28/19	$5,000,000	4,927,523	4,979,175	0.93%

Total Software Publishers		44,333,528	45,314,458
Support Activities for Mining (0.06%)
Trico Shipping AS, 1st Lien Term Loan A, LIBOR + 8.5%, 1.5% LIBOR Floor, due 5/13/14 — (Norway)	$228,803	228,803	228,803	0.04%
Trico Shipping AS, 1st Lien Term Loan B, LIBOR + 8.5%, 1.5% LIBOR Floor, due 5/13/14 — (Norway)	$80,543	80,543	80,543	0.02%

Total Support Activities for Mining		309,346	309,346
Wired Telecommunications Carriers (2.52%)
Bulgaria Telecom Company AD, 1st Lien Facility 1A Term Loan, EURIBOR + 5.5%, due 11/9/17 — (Bulgaria)(4), (9)	€3,262,515	3,525,355	3,744,685	0.70%
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, 2% LIBOR Floor, due 4/15/15	$8,477,489	8,070,172	8,518,096	1.60%
Viva Telecom Bulgaria EAD, 1st Lien Facility 1B Term Loan, EURIBOR + 5.5%, due 11/9/17 — (Luxembourg)(4), (9)	€980,713	1,059,723	1,125,653	0.22%

Total Wired Telecommunications Carriers		12,655,250	13,388,434

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2012

Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount	Cost	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Wireless Telecommunications Carriers (0.56%)
Globalive Wireless Management Corp., Senior Secured 1st Lien Term Loan, LIBOR + 8.9%, due 10/9/12 — (Canada)(9)	$3,037,292	$2,933,872	$3,000,845	0.56%
Gogo, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 9.75%, 1.5% LIBOR Floor, due 6/21/17	$10,168,765	9,762,014	10,270,452	1.92%

Total Wireless Telecommunications		12,695,886	13,271,297

Total Bank Debt		404,232,982	405,010,342

Other Corporate Debt Securities (14.51%)
Architectural, Engineering, and Related Services (1.33%)
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 6% Cash + 10% PIK, due 12/31/19(2),(5)	$7,209,840	7,209,840	7,134,137	1.33%
Artificial Synthetic Fibers and Filaments Manufacturing (1.72%)
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/14	$18,536,000	15,172,634	9,221,660	1.72%
Data Processing, Hosting, and Related Services (1.34%)
The Telx Group, Inc., Senior Unsecured Notes, 10% Cash + 2% PIK, due 9/26/19(5)	$6,958,697	6,820,215	7,167,458	1.34%
Metal and Mineral (except Petroleum) Merchant Wholesalers (2.48%)
Constellation Enterprises, LLC, Senior Secured 1st Lien Notes, 10.625%, due 2/1/16(5),(7)	$12,500,000	12,322,875	13,296,875	2.48%
Nondepository Credit Intermediation (1.87%)
Caribbean Financial Group, Senior Secured Notes, 11.5%, due 11/15/19(5)	$10,000,000	9,803,494	10,037,500	1.87%
Nonferrous Metal Production and Processing (2.88%)
International Wire Group Holdings, Inc., Senior Secured Notes, 8.5%, due 10/15/17(2),(5)	$15,000,000	15,000,000	15,450,000	2.88%
Scientific Research and Development Services (2.89%)
BPA Laboratories, Inc., Senior Secured Notes, 12.25%, due 4/1/17(5)	$17,110,000	16,446,295	15,484,550	2.89%

Total Other Corporate Debt Securities		82,775,353	77,792,180

Total Debt Investments		487,008,335	482,802,522

Equity Securities (6.51%)
Other Amusement and Recreation Industries (0.01%)
Bally Total Fitness Holding Corporation, Common Stock(3),(5)	6,058	45,186,963	27,746	0.01%
Bally Total Fitness Holding Corporation, Warrants(3),(5)	10,924	—	1	—

Total Other Amusement and Recreation Industries		45,186,963	27,747

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2012

Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount	Cost	Fair Value	Percent of Cash and Investments
Equity Securities (continued)
Architectural, Engineering, and Related Services (1.10%)
ESP Holdings, Inc., Cumulative Preferred 15%(2),(3),(5)	20,297	$2,249,930	$3,643,088	0.68%
ESP Holdings, Inc., Common Stock(2),(3),(5)	88,670	9,311,782	2,263,124	0.42%

Total Architectural, Engineering, and Related Services		11,561,712	5,906,212
Business Support Services (0.05%)
STG-Fairway Holdings, LLC, Class A Units(3),(5)	80,396	1,100,348	241,188	0.05%
Data Processing, Hosting, and Related Services (0.23%)
Anacomp, Inc., Class A Common Stock(3),(5),(6)	1,255,527	26,711,048	1,255,527	0.23%
Depository Credit Intermediation (0.15%)
Doral Financial Corporation, Common Stock(3),(12)	1,077,795	11,699,417	780,431	0.15%
Electric Power Generation, Transmission and Distribution (0.01%)
La Paloma Residual Bank Debt Claim(3),(5)	1,830,453	1,574,284	51,253	0.01%
Electronic Shopping (0.21%)
Shop Holding, LLC, Class A Units(3),(5)	490,037	462,576	915,198	0.16%
Shop Holding, LLC, Warrants to Purchase Class A Units(3),(5)	326,691	—	283,346	0.05%

Total Electronic Shopping		462,576	1,198,544
Financial Investment Activities (0.02%)
Marsico Holdings, LLC, Common Interest Units(3),(5)	168,698	172,694	84,349	0.02%
Full-Service Restaurants (0.16%)
RM Holdco, LLC, Membership Units(2),(3),(5)	13,161,000	2,010,777	849,478	0.16%
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.00%)
Precision Holdings, LLC, Class C Membership Interests(3),(5)	33	1,396	21,317	—
Nonmetallic Mineral Mining and Quarrying (0.51%)
EPMC HoldCo, LLC, Membership Units(2),(5)	1,312,720	—	2,730,458	0.51%
Radio and Television Broadcasting (0.06%)
SiTV, Inc., Warrants to Purchase Common Stock(3),(5)	233,470	300,322	336,197	0.06%
Scheduled Air Transportation (1.83%)
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N913DL)(5),(6)	466	113,899	111,520	0.02%
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N918DL)(5),(6)	433	130,664	120,530	0.02%
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N954DL)(5),(6)	421	161,952	113,390	0.02%
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N955DL)(5),(6)	417	164,481	160,650	0.03%
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N956DL)(5),(6)	418	164,726	163,200	0.03%
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N957DL)(5),(6)	417	165,755	163,880	0.03%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2012

Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount	Cost	Fair Value	Percent of Cash and Investments
Equity Securities (continued)
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N959DL)(5),(6)	416	$166,778	$164,390	0.03%
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N960DL)(5),(6)	412	171,075	169,660	0.03%
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N961DL)(5),(6)	415	170,315	171,360	0.03%
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N976DL)(5),(6)	442	136,326	83,300	0.02%
United Airlines, Inc., Equipment Trust Beneficial Interests (N510UA)(2),(5)	43	151,759	479,682	0.09%
United Airlines, Inc., Equipment Trust Beneficial Interests (N512UA)(2),(5)	43	148,561	473,761	0.09%
United Airlines, Inc., Equipment Trust Beneficial Interests (N536UA)(2),(5)	62	298,394	624,746	0.12%
United Airlines, Inc., Equipment Trust Beneficial Interests (N545UA)(2),(5)	52	267,249	616,897	0.12%
United Airlines, Inc., Equipment Trust Beneficial Interests (N585UA)(2),(5)	43	167,806	583,391	0.11%
United N659UA-767, LLC (N659UA)(5),(6)	312	1,773,072	2,771,428	0.52%
United N661UA-767, LLC (N661UA)(5),(6)	303	1,759,997	2,789,809	0.52%

Total Scheduled Air Transportation		6,112,809	9,761,594
Semiconductor and Other Electronic Component Manufacturing (0.01%)
AIP/IS Holdings, LLC, Membership Units(3),(5)	352	—	68,922	0.01%
Support Activities for Mining (0.61%)
DeepOcean Group Holding AS, Common Stock — (Norway)(3),(5),(9)	145,824	3,477,627	3,255,535	0.61%
Wired Telecommunications Carriers (1.55%)
Integra Telecom, Inc., Common Stock(3),(5)	1,274,522	8,433,884	5,038,718	0.94%
Integra Telecom, Inc., Warrants(3),(5)	346,939	19,920	—	—
V Telecom Investment S.C.A, Common Shares — (Luxembourg)(3),(4),(5),(9)	1,393	3,236,256	3,273,095	0.61%

Total Wired Telecommunications Carriers		11,690,060	8,311,813
Total Equity Securities		122,062,033	34,880,565

Total Investments		609,070,368	517,683,087

Cash and Cash Equivalents			18,035,189	3.37%

Total Cash and Investments(8)			$535,718,276	100.00%

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statement of Investments – (Continued)

December 31, 2012

Showing Percentage of Total Cash and Investments of the Partnership

(2)
Non-controlled affiliate — as defined under the Investment Company Act of 1940 (ownership of between 5% and 25% of the outstanding voting securities of this issuer). See Consolidated Schedule of Changes in Investments in Affiliates.

(3)
Non-income producing security.

(4)
Principal amount denominated in foreign currency. Amortized cost and fair value converted from foreign currency to US dollars. (See Note 2)

(5)
Restricted security. (See Note 2)

(6)
Controlled issuer — as defined under the Investment Company Act of 1940 (ownership of 25% or more of the outstanding voting securities of this issuer). See Consolidated Schedule of Changes in Investments in Affiliates.

(7)
$1,300,000 principal amount of this Investment has been segregated to collateralize certain unfunded commitments.

(8)
All Cash and Investments, except those referenced in Notes 7 and 8 above, are pledged as collateral under the Revolving Facilities as described in Note 4 to the Consolidated Financial Statements.

(9)
Non-U.S. company or principal place of business outside the U.S. and as a result is not qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not qualifying under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(11)
Publicly traded company with a market capitalization greater than $250 million and as a result is not qualifying under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

        Aggregate acquisitions and aggregate dispositions of investments, other than government securities, totaled $359,020,926 and $211,216,033, respectively for the year ended December 31, 2012. Aggregate acquisitions includes investment assets received as payment in kind. Aggregate dispositions includes principal paydowns on and maturities of debt investments. The total value of restricted securities and bank debt as of December 31, 2012 was $507,680,996, or 94.8% of total cash and investments of the Partnership.

        Swaps at December 31, 2012 were as follows:

Investment	Notional Amount	Fair Value
Euro/US Dollar Cross-Currency Basis Swap, Pay Euros/Receive USD, Expires 5/16/14	$6,040,944	$179,364

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statements of Operations

	Year Ended December 31,
	2013	2012(1)	2011(1)
Investment income
Interest income:
Companies less than 5% owned	$60,323,117	$42,139,023	$38,290,363
Companies 5% to 25% owned	5,445,021	5,850,394	3,822,995
Companies more than 25% owned	1,210,926	1,253,915	—
Dividend income:
Companies 5% to 25% owned	—	1,811,189	10,610,159
Other income:
Companies less than 5% owned	1,470,116	289,073	1,068,872
Companies 5% to 25% owned	458,627	359,099	1,065,287
Companies more than 25% owned	701,239	490,066	—

Total investment income	69,609,046	52,192,759	54,857,676

Operating expenses
Management and advisory fees	8,820,229	6,907,650	6,787,188
Interest expense	1,194,158	190,702	321,532
Amortization of deferred debt issuance costs	852,618	441,495	440,289
Administrative expenses	849,228	—	—
Legal fees, professional fees and due diligence expenses	400,039	789,009	233,928
Commitment fees	292,671	225,560	180,467
Director fees	192,410	132,889	120,640
Custody fees	146,360	96,447	88,386
Insurance expense	126,237	86,861	78,157
Professional fees relating to the Conversion	—	411,523	—
Other operating expenses	394,873	437,490	771,754

Total operating expenses	13,268,823	9,719,626	9,022,341

Net investment income	56,340,223	42,473,133	45,835,335
Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss):
Investments in companies less than 5% owned	(40,379,889)	(29,574,293)	17,818,481
Investments in companies 5% to 25% owned	(7,004,857)	13,584,105	261,308

Net realized gain (loss)	(47,384,746)	(15,990,188)	18,079,789
Net change in net unrealized appreciation/depreciation	56,456,107	3,205,937	(56,958,670)

Net realized and unrealized gain (loss)	9,071,361	(12,784,251)	(38,878,881)

Dividends paid on Series A preferred equity facility	(1,516,585)	(1,542,932)	(1,456,281)
Net change in accumulated dividends on Series A preferred equity facility	22,033	(59,867)	(88,549)

Net increase in net assets applicable to common limited and general partners resulting from operations	$63,917,032	$28,086,083	$5,411,624

(1)
Prior to the Conversion on April 2, 2012, the Company's portfolio had different objectives.

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statements of Changes in Net Assets

	Year Ended December 31, 2013
	Total	Common Limited Partner	General Partner
Net assets applicable to common limited and general partners, beginning of year	$317,209,574	$317,209,574	$—
Contributions from common limited partner	225,201,350	225,201,350	—
Net investment income	56,340,223	45,474,169	10,866,054
Net realized loss	(47,384,746)	(37,907,797)	(9,476,949)
Net change in unrealized appreciation/depreciation	56,456,107	45,164,886	11,291,221
Dividends paid on preferred equity facility	(1,516,585)	(1,213,268)	(303,317)
Net change in accumulated dividends on preferred equity facility	22,033	17,626	4,407

Net increase in net assets applicable to common limited and general partners resulting from operations	63,917,032	51,535,616	12,381,416
Distributions to common limited and general partners from:
Net investment income	(53,418,640)	(42,851,498)	(10,567,142)
Realized gains	(645,691)	—	(645,691)

Net assets applicable to common limited and general partners, end of period (including accumulated net investment income of $26,850,149, $26,499,634 and $350,515, respectively)	$552,263,625	$551,095,042	$1,168,583

	Year Ended December 31, 2012
	Total	Common Limited Partner	General Partner
Net assets applicable to common limited and general partners, beginning of year	$237,606,302	$237,606,302	$—
Contributions from common limited partner	82,692,187	82,692,187	—
Net investment income	42,473,133	42,473,133	—
Net realized loss	(15,990,188)	(15,990,188)	—
Net change in unrealized appreciation/depreciation	3,205,937	3,205,937	—
Dividends paid on preferred equity facility	(1,542,932)	(1,542,932)	—
Net change in accumulated dividends on preferred equity facility	(59,867)	(59,867)	—

Net increase in net assets applicable to common limited and general partners resulting from operations	28,086,083	28,086,083	—
Distributions to common limited and general partners from:
Net investment income	(31,174,998)	(31,174,998)	—

Net assets applicable to common limited and general partners, end of year (including accumulated net investment income of $26,677,138, $26,326,623 and $350,515, respectively)	$317,209,574	$317,209,574	$—

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statements of Changes in Net Assets – (Continued)

	Year Ended December 31, 2011
	Total	Common Limited Partner	General Partner
Net assets applicable to common limited and general partners, beginning of year	$264,336,825	$264,336,825	$—
Net investment income	45,835,335	45,835,335	—
Net realized gain	18,079,789	18,079,789	—
Net change in unrealized appreciation/depreciation	(56,958,670)	(56,958,670)	—
Dividends paid on preferred equity facility	(1,456,281)	(1,456,281)	—
Net change in accumulated dividends on preferred equity facility	(88,549)	(88,549)	—
Net increase in net assets applicable to common limited and general partners resulting from operations	5,411,624	5,411,624	—

Distributions to common limited partner from:
Net investment income	(32,142,147)	(32,142,147)	—

Net assets applicable to common limited and general partners, end of year (including accumulated net investment income of $22,653,795, $22,303,280 and $350,515, respectively)	$237,606,302	$237,606,302	$—

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Statements of Cash Flows

	Year Ended December 31,
	2013	2012	2011
Operating activities
Net increase in net assets applicable to common limited and general partners resulting from operations	$63,917,032	$28,086,083	$5,411,624
Adjustments to reconcile net increase in net assets applicable to common limited and general partners resulting from operations to net cash provided by (used in) operating activities:
Net realized loss (gain)	47,384,746	15,990,188	(18,079,789)
Net change in unrealized appreciation/depreciation of investments	(55,997,304)	(3,450,486)	56,547,320
Dividends paid on Series A preferred equity facility	1,516,585	1,542,932	1,456,281
Net change in accumulated dividends on Series A preferred equity facility	(22,033)	59,867	88,549
Accretion of original issue discount	(2,017,458)	(1,176,644)	(934,936)
Net accretion of market discount/premium	(2,007,794)	(2,287,656)	(3,129,283)
Interest and dividend income paid in kind	(2,620,046)	(2,769,478)	(5,343,284)
Amortization of deferred debt issuance costs	852,618	441,495	440,289
Changes in assets and liabilities:
Purchases of investment securities	(468,467,273)	(356,251,448)	(171,842,663)
Proceeds from sales, maturities and paydowns of investments	235,641,665	211,216,033	216,916,444
Decrease (increase) in accrued interest income — companies less than 5% owned	(2,243,204)	1,466,278	(321,870)
Decrease (increase) in accrued interest income — companies 5% to 25% owned	67,573	300,741	(570,662)
Decrease (increase) in accrued interest income — companies more than 25% owned	11,833	(53,524)	—
Decrease in receivable from parent	—	—	54,833
Decrease (increase) in receivable for investments sold	4,121,451	(3,430,145)	963,954
Decrease (increase) in prepaid expenses and other assets	(398,159)	1,039,842	(1,182,782)
Increase (decrease) in payable for investments purchased	(7,107,877)	21,546,908	(3,670,205
Increase (decrease) in payable to the Investment Manager	239,222	(127,780)	83,104
Decrease in management and advisory fees payable	—	(565,599)	—
Increase in payable to parent	531,717	—	—
Increase (decrease) in interest payable	311,736	43,565	(3,934)
Increase in accrued expenses and other liabilities	420,314	608,082	552,673

Net cash provided by (used in) operating activities	(185,864,656)	(87,770,746)	77,435,663

Financing activities
Proceeds from draws on credit facilities	283,000,000	184,000,000	101,000,000
Principal repayments on credit facilities	(262,000,000)	(139,000,000)	(122,000,000)
Payments of debt issuance costs	(3,125,685)	—	—
Dividends paid on the preferred equity facility	(1,516,585)	(1,542,932)	(1,456,281)
Dividends paid to common limited partner	(42,851,498)	(31,174,998)	(51,896,980)
Distributions of incentive allocation to the General Partner	(7,893,933)	—	—
Contributions from common limited partner	225,201,350	82,692,187	—

Net cash provided by (used in) financing activities	190,813,649	94,974,257	(74,353,261)

Net increase in cash and cash equivalents	4,948,993	7,203,511	3,082,402
Cash and cash equivalents at beginning of period	18,035,189	10,831,678	7,749,276

Cash and cash equivalents at end of period	$22,984,182	$18,035,189	$10,831,678

Supplemental cash flow information
Interest payments	$352,084	$147,137	$325,466

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements
December 31, 2013

1. Organization and Nature of Operations

        Special Value Continuation Partners, LP (the "Partnership") a Delaware limited partnership, commenced operations on July 31, 2006 as an externally managed, closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). On April 2, 2012, the Partnership elected to be treated as a business development company ("BDC") under the 1940 Act (the "Conversion"). The Partnership's investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. Investment operations are conducted either directly in the Partnership or in TCPC Funding I, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Partnership ("TCPC Funding"). The Partnership and TCPC Funding invest primarily in the debt of middle-market companies, including senior secured loans, junior loans, mezzanine debt and bonds. Such investments may include an equity component, and, to a lesser extent, the Partnership and TCPC Funding may make equity investments directly. The Partnership and TCPC Funding have elected to be treated as partnerships for U.S. federal income tax purposes. TCP Capital Corp. ("TCPC") owns the entire common limited partner interest in the Partnership. TCPC was formed on April 2, 2012 through the conversion of its predecessor, Special Value Continuation Fund, LLC ("SVCF"), from a limited liability company to a corporation, leaving TCPC as the surviving entity (the "Conversion"). Prior to its conversion to TCPC, SVCF owned the entire common limited partner interest in the Partnership. On April 3, 2012, TCPC completed an initial public offering of its new common stock. TCPC has also elected to be treated as a business development company under the 1940 Act.

        The general partner of the Partnership is SVOF/MM, LLC, which also serves as the administrator of TCPC and the Partnership (the "Administrator" or the "General Partner"). The managing member of the Administrator is Tennenbaum Capital Partners, LLC, which serves as the Investment Manager to TCPC, the Partnership and TCPC Funding. Most of the equity interests in the General Partner are owned directly or indirectly by the Investment Manager and its employees.

        Partnership management consists of the General Partner and the Board of Directors. The General Partner directs and executes the day-to-day operations of the Partnership subject to oversight from the Board of Directors, which performs certain functions required by the 1940 Act. The Board of Directors has delegated investment management of the Partnership's assets to the Investment Manager. At June 30, 2013, the Board of Directors consisted of five persons, three of whom are independent. If the Partnership has preferred limited partner interests outstanding, as it currently does, the holders of the preferred limited partner interests voting separately as a class are entitled to elect two of the Directors. The remaining directors will be subject to election by holders of the common limited partner interests and preferred limited partner interests voting together as a single class.

Preferred Equity

        At December 31, 2013, the Partnership had 6,700 Series A preferred limited partner interests (the "Preferred Interests") issued and outstanding with a liquidation preference of $20,000 per preferred limited interest. The Preferred Interests are redeemable at the option of the Partnership, subject to certain conditions. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Preferred Interests or repay indebtedness, at the Partnership's option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Preferred Interests or a failure by

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements
December 31, 2013

1. Organization and Nature of Operations – (continued)

the Partnership to maintain sufficient asset coverage as required by the 1940 Act. As of December 31, 2013, the Partnership was in full compliance with such requirements.

        The Preferred Interests accrue dividends at an annual rate equal to LIBOR plus 0.85% or, in the case of any holders of Preferred Interests that are CP Conduits (as defined in the leveraging documents), the higher of (i) LIBOR plus 0.85% or (ii) the CP Conduit's cost of funds rate plus 0.85%, subject to certain limitations and adjustments.

2. Summary of Significant Accounting Policies

Basis of Presentation

        The consolidated financial statements of the Partnership include the accounts of the Partnership and TCPC Funding and have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The following is a summary of the significant accounting policies of the Partnership and TCPC Funding.

Use of Estimates

        The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates and differences could be material.

Investment Valuation

        Management values investments at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership's Board of Directors and in conformity with procedures set forth in the Senior Facilities, as defined in Note 4, below, and the Statement of Preferences for the Preferred Interests. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

        All investments are valued at least quarterly based on affirmative pricing or quotations from independent third-party sources, with the exception of investments priced directly by the Investment Manager which together comprise, in total, less than 5% of the capitalization of the Partnership. Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are valued using prices provided by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued using affirmative valuations performed by independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, directly by the Investment Manager.

        Fair valuations of investments are determined under guidelines adopted by the Partnership's Board of Directors, and are subject to their approval. Generally, to increase objectivity in valuing investments,

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements
December 31, 2013

2. Summary of Significant Accounting Policies – (continued)

the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager's valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Partnership's assets.

        Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market and enterprise values, among other factors.

        Unobservable inputs used in the fair value measurement of Level 3 investments as of December 31, 2013 included the following:

Asset Type	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Avg.)
Bank Debt	$238,784,065	Market rate approach	Market yields	4.1% - 16.7% (10.8%)
	263,003,268	Market quotations	Indicative bid/ask quotes	1 - 4 (1)
	16,170,182	Market comparable companies	Revenue multiples	0.4x (0.4x)
	2,056,928	Market comparable companies	EBITDA multiples	7.5x (7.5x)
Other Corporate Debt	$7,959,369	Market rate approach	Market yields	14.0% (14.0%)
	36,107,265	Market quotations	Indicative bid/ask quotes	1 - 3 (1)
	16,899,335	Market comparable companies	EBITDA multiples	7.5x - 10.0x (8.6x)
Equity	$9,583,217	Market rate approach	Market yields	13.0% - 18.0% (13.6%)
	3,416,228	Market quotations	Indicative bid/ask quotes	1 - 2 (1)
	1,004,422	Market comparable companies	Revenue multiples	0.4x - 1.1x (1.1x)
	24,900,586	Market comparable companies	EBITDA multiples	3.1x - 6.6x (5.1x)

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements
December 31, 2013

2. Summary of Significant Accounting Policies – (continued)

        Generally, a change in an unobservable input may result in a change to the value of an investment as follows:

Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market yields	Decrease	Increase
Revenue multiples	Increase	Decrease
EBITDA multiples	Increase	Decrease

        Investments may be categorized based on the types of inputs used in valuing such investments. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.

        At December 31, 2013, the Partnership's investments were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$—	$—	$843,913
2	Other observable market inputs*	68,221,814	77,312,367	—
3	Independent third-party pricing sources that employ significant unobservable inputs	515,953,643	53,334,634	36,066,746
3	Investment Manager valuations with significant unobservable inputs	4,060,800	7,631,335	2,837,707

Total		$588,236,257	$138,278,336	$39,748,366

*
For example, quoted prices in inactive markets or quotes for comparable investments.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements
December 31, 2013

2. Summary of Significant Accounting Policies – (continued)

        Changes in investments categorized as Level 3 during the year ended December 31, 2013 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$359,343,326	$17,171,637	$32,675,370
Net realized and unrealized gains (losses)	1,250,413	7,294,073	(4,419,997)
Acquisitions	303,602,832	38,349,618	18,222,765
Dispositions	(138,765,762)	(15,172,634)	(8,258,531)
Transfers out of Level 3*	(58,651,283)	(10,300,000)	—
Transfers into Level 3†	49,174,117	15,991,940	—
Reclassifications within Level 3‡	—	—	(2,152,861)

Ending balance	$515,953,643	$53,334,634	$36,066,746
Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$3,649,723	$1,090,962	$745,675

*
Comprised of nine investments that transferred to Level 2 due to increased observable market activity.

†
Comprised of six investments that transferred from Level 2 due to reduced trading volumes.

‡
Comprised of one investment that was reclassified to Investment Manager Valuation.

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$—	$7,167,458	$1,424,764
Net realized and unrealized gains	520,800	323,658	904,068
Acquisitions	3,540,000	140,219	—
Dispositions	—	—	(1,643,986)
Reclassifications within Level 3§	—	—	2,152,861

Ending balance	$4,060,800	$7,631,335	$2,837,707
Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized gains, above)	$520,800	$323,658	$(659,522)

§
Comprised of one investment that was reclassified from Independent Third-Party Valuation.

        There were no transfers between Level 1 and 2 during the year ended December 31, 2013.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements
December 31, 2013

2. Summary of Significant Accounting Policies – (continued)

        At December 31, 2012, the Partnership's investments were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$—	$—	$780,431
2	Other observable market inputs*	45,667,016	53,453,085	—
3	Independent third-party pricing sources that employ significant unobservable inputs	359,343,326	17,171,637	32,675,370
3	Investment Manager valuations with significant unobservable inputs	—	7,167,458	1,424,764

Total		$405,010,342	$77,792,180	$34,880,565

*
For example, quoted prices in inactive markets or quotes for comparable investments.

        Changes in investments categorized as Level 3 during the year ended December 31, 2012 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$159,949,811	$24,061,229	$68,114,764
Net realized and unrealized losses	(8,709,385)	(6,540,882)	(7,100,618)
Acquisitions	288,929,785	3,731,290	9,584,408
Dispositions	(84,994,292)	—	(37,923,184)
Transfers out of Level 3†	—	(4,080,000)	—
Transfers into Level 3‡	4,167,407	—	—

Ending balance	$359,343,326	$17,171,637	$32,675,370
Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized losses, above)	$(5,856,277)	$127,255	$(9,797,319)

†
Comprised of one investment that transferred to Level 2 due to increased trading volumes.

‡
Comprised of one investment that transferred from Level 2 due to reduced trading volumes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements
December 31, 2013

2. Summary of Significant Accounting Policies – (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$51,436	$7,464,188	$1,252,190
Net realized and unrealized gains	—	284,156	274,554
Acquisitions	—	148,281	—
Dispositions	—	(729,167)	(5,842)
Transfers out of Level 3§	—	—	(147,574)
Reclassifications within Level 3**	(51,436)	—	51,436

Ending balance	$—	$7,167,458	$1,424,764
Net change in unrealized appreciation/depreciation during the period on investments still held at period end (included in net realized and unrealized gains, above)	$—	$272,637	$274,555

§
Comprised of one investment that transferred to Level 2 due to increased trading volumes.

**
Comprised of claims in the liquidation of a portfolio company that were reclassified as equity.

        There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

Investment Transactions

        Investment transactions are recorded on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

        Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Repurchase Agreements

        In connection with transactions in repurchase agreements, it is the Partnership's policy that the custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements
December 31, 2013

2. Summary of Significant Accounting Policies – (continued)

Restricted Investments

        The Partnership and TCPC Funding may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Consolidated Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

        The Partnership and TCPC Funding may invest in instruments traded in foreign countries and denominated in foreign currencies. Foreign currency denominated investments comprised approximately 2.7% and 1.6% of total investments at December 31, 2013 and December 31, 2012, respectively. Such positions were converted at the respective closing rate in effect at December 31, 2013 and December 31, 2012 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. The portion of gains and losses on foreign investments resulting from fluctuations in foreign currencies is included in net realized and unrealized gain or loss from investments.

        Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

        In order to mitigate certain currency exchange and interest rate risks, the Partnership has entered into certain swap and option transactions. All derivatives are recognized as either assets or liabilities in the Consolidated Statement of Assets and Liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates and the value of foreign currency relative to the U.S. dollar.

        During the year ended December 31, 2013, TCPC Funding purchased an interest rate cap with a notional amount of $25,000,000. During the year ended December 31, 2013, the Partnership exited a cross currency basis swap with a notional amount of $6,040,944, and entered into a new cross currency basis swap with a notional amount of $4,289,019. Gains and losses from derivatives during the year

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements
December 31, 2013

2. Summary of Significant Accounting Policies – (continued)

ended December 31, 2013 were included in net realized and unrealized loss on investments in the Statement of Operations as follows:

Instrument	Realized Gains (Losses)	Unrealized Gains (Losses)
Cross currency basis swaps	$—	$(331,183)
Interest rate cap	$—	$(37,611)

        At December 31, 2012, the Partnership held a cross currency basis swap with a notional amount of $6,040,944. Gains and losses from derivatives during the year ended December 31, 2012 were included in net realized and unrealized loss on investments in the Statement of Operations as follows:

Instrument	Realized Gains (Losses)	Unrealized Gains (Losses)
Cross currency basis swaps	$—	$6,940

        Valuations of derivatives held at December 31, 2013 and December 31, 2012 were determined using observable market inputs other than quoted prices in active markets for identical assets and, accordingly, are classified as Level 2 in the GAAP valuation hierarchy.

Debt Issuance Costs

        Costs of approximately $3.5 million were incurred during 2006 in connection with placing the Partnership's revolving credit facility. Additional costs of approximately $1.5 million were incurred during 2013 in connection with the extension of the facility (see Note 4). These costs were deferred and are being amortized on a straight-line basis over the estimated remaining life of the facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not material to the operations of the Partnership.

        Costs of approximately $1.6 million were incurred during 2013 in connection with placing TCPC Funding's revolving credit facility (see Note 4). These costs were deferred and are being amortized on a straight-line basis over three years, the estimated life of that facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not material to the operations of the Partnership or TCPC Funding.

Revenue Recognition

        Interest and dividend income, including income paid in kind, is recorded on an accrual basis. Origination, structuring, closing, commitment and other upfront fees, including original issue discounts, earned with respect to capital commitments are generally amortized or accreted into interest income over the life of the respective debt investment. Other fees, including certain amendment fees, prepayment fees and commitment fees on broken deals, are recognized as earned. Prepayment fees and similar income received upon the early repayment of a loan or debt security are included in interest income.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements
December 31, 2013

2. Summary of Significant Accounting Policies – (continued)

        Certain debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. GAAP also requires the collectability of interest to be considered when making accruals. Accordingly, when accounting for purchase discounts, discount accretion income is recognized when it is probable that such amounts will be collected, generally at disposition. When principal payments on a loan are received in an amount in excess of the loan's amortized cost, the excess principal payments are recorded as interest income.

Income Taxes

        The income or loss of the Partnership and TCPC Funding is reported in the respective partners' income tax returns. Consequently, no income taxes are paid at the partnership level or reflected in the Partnership's financial statements. In accordance with ASC Topic 740 — Income Taxes, the Partnership and TCPC Funding recognize in their respective financial statements the effect of a tax position when it is determined that such position is more likely than not, based on the technical merits, to be sustained upon examination. As of December 31, 2013, all tax years of the Partnership and TCPC Funding since January 1, 2010 remain subject to examination by federal tax authorities. No such examinations are currently pending.

        Cost and unrealized appreciation and depreciation of investments (including derivatives) for U.S. federal income tax purposes at December 31, 2013 were as follows:

Unrealized appreciation	$31,095,792
Unrealized depreciation	(66,306,406)

Net unrealized depreciation	(35,210,614)

Cost	$801,156,529

3. Management Fees, Incentive Compensation and Other Expenses

        Following the Conversion, the Partnership's management fee is calculated at an annual rate of 1.5% of total assets (excluding cash and cash equivalents) of TCPC on a consolidated basis as of the beginning of each quarter and is payable to the Investment Manager quarterly in arrears.

        Incentive compensation is only paid to the extent that TCPC's total performance exceeds a cumulative 8% annual return since January 1, 2013 (the "Total Return Hurdle"). No incentive compensation was incurred prior to January 1, 2013. Beginning January 1, 2013, the incentive compensation equals 20% of net investment income (reduced by preferred dividends) and 20% of net realized gains (reduced by any net unrealized losses), subject to the Total Return Hurdle. The incentive compensation is payable quarterly in arrears as an allocation and distribution to the General Partner and is calculated as the difference between cumulative incentive compensation earned since January 1, 2013 and cumulative incentive compensation paid since January 1, 2013. A reserve for incentive compensation is allocated to the account of the General Partner based on the amount of additional

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements
December 31, 2013

3. Management Fees, Incentive Compensation and Other Expenses – (continued)

incentive compensation that would have been distributable to the General Partner assuming a hypothetical liquidation of TCPC and the Partnership at net asset value on the balance sheet date. At December 31, 2013, the General Partner's equity interest in the Partnership was comprised entirely of a reserve amount of $1,168,583 as reflected in the Consolidated Statement of Changes in Net Assets.

        Prior to the Conversion, the Investment Manager received an annual management and advisory fee, payable monthly in arrears, equal to 1.0% of committed capital, defined as the sum of the maximum amount of the Preferred Interests, the maximum amount available under the Partnership's revolving credit facility, the initial value of the contributed general partnership equity and the initial value of the contributed common equity, subject to reduction by the amount of the Partnership's revolving credit facility commitment when the facility is no longer outstanding, and by the amount of the Preferred Interests when less than $1 million in liquidation preference of preferred securities remains outstanding. In addition to the management fee, the General Partner was entitled to a performance allocation equal to 20% of all cumulative income and gain distributions, subject to an 8% hurdle on undistributed contributed equity with a catch up for the General Partner.

        The Partnership bears all expenses incurred in connection with its business, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers' and finders' fees relating to investments, and any other transaction costs associated with the purchase and sale of investments.

4. Debt

        At December 31, 2013 and December 31, 2012, debt was comprised of amounts outstanding under senior secured revolving credit facilities issued by the Partnership (the "Partnership Facility") and TCPC Funding (the "TCPC Funding Facility," and, together with the Partnership Facility, the "Revolving Facilities") as follows:

	December 31, 2013	December 31, 2012
Partnership Facility	$45,000,000	$74,000,000
TCPC Funding Facility	50,000,000	—

Total Debt	$95,000,000	$74,000,000

Partnership Facility

        The Partnership Facility provides for amounts to be drawn up to $116 million, subject to certain collateral and other restrictions. On September 19, 2013, the Partnership Facility was amended to extend the maturity date from July 31, 2014 to July 31, 2016. Most of the cash and investments held directly by the Partnership, as well as the net assets of TCPC Funding, are included in the collateral for the facility.

        Advances under the Partnership Facility through July 31, 2014 bear interest at LIBOR plus 0.44% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of LIBOR plus 0.44% or the CP Conduit's cost of funds plus 0.44%, subject to certain limitations. Advances under the Partnership Facility for periods from July 31, 2014 through the maturity date of the facility

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements
December 31, 2013

4. Debt – (continued)

will bear interest at LIBOR plus 2.50% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of LIBOR plus 2.50% or the CP Conduit's cost of funds plus 2.50%, subject to certain limitations on the CP Conduit interest rate. In addition to amounts due on outstanding debt, the facility accrues commitment fees of 0.20% per annum on the unused portion of the facility, or 0.25% per annum when less than $46.4 million in borrowings are outstanding. The facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Partnership fail to satisfy certain financial or other covenants. As of December 31, 2013, the Partnership was in full compliance with such covenants.

TCPC Funding Facility

        The TCPC Funding Facility, issued on May 15, 2013, provides for amounts to be drawn up to $100 million, subject to certain collateral and other restrictions. As of December 31, 2013, the facility was to mature on May 15, 2016, subject to extension by the lender at the request of TCPC Funding. On February 21, 2014, the maturity date of the facility was extended to May 15, 2017 and the facility was increased to $150 million in available debt (see Note 9, Subsequent Events). The facility contains an accordion feature which allows for expansion of the facility up to $200 million subject to consent from the lender and other customary conditions. The cash and investments of TCPC Funding are included in the collateral for the facility.

        As of December 31, 2013, borrowings under the TCPC Funding Facility bore interest at a rate of LIBOR plus 2.75% per annum. In connection to the extension and expansion of the facility on February 21, 2014, the interest rate was reduced to a rate of LIBOR plus 2.50% effective March 15, 2014. In addition to amounts due on outstanding debt, the facility accrues commitment fees of 0.75% per annum on the unused portion of the facility, or 1.00% per annum when the unused portion is greater than 33% of the total facility. The facility may be terminated, and any outstanding amounts thereunder may become due and payable, should TCPC Funding fail to satisfy certain financial or other covenants. As of December 31, 2013, TCPC Funding was in full compliance with such covenants.

        The weighted-average interest rates on total outstanding borrowings at December 31, 2013 and December 31, 2012 were 1.35% and 0.65%, respectively.

        Amounts outstanding under the Revolving Facilities are carried at cost in the Statement of Assets and Liabilities. As of December 31, 2013, the fair value of the TCPC Funding Facility approximated its carrying value, and the Partnership Facility had a carrying value and a fair value of $45,000,000 and $43,705,381, respectively. The fair values of the Revolving Facilities are estimated by discounting projected remaining payments using market interest rates for our borrowings and entities with similar credit risks at the measurement date. At December 31, 2013, the Revolving Facilities would be deemed to be Level 3.

5. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

        The Partnership and TCPC Funding conduct business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the San Francisco area.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements
December 31, 2013

5. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk – (continued)

        In the normal course of business, investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the custodian. These activities may expose the Partnership and TCPC Funding to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Partnership and TCPC Funding enter into contracts that contain a variety of indemnifications, and are engaged from time to time in various legal actions. The maximum exposure under these arrangements and activities is unknown. However, management expects the risk of material loss to be remote.

        The Consolidated Statement of Investments includes certain revolving loan facilities held by the Partnership with aggregate unfunded balances of $11,414,879 at December 31, 2013.

6. Related Parties

        TCPC, the Partnership, TCPC Funding, the Investment Manager, the General Partner and their members and affiliates may be considered related parties. From time to time, the Partnership advances payments to third parties on behalf of TCPC which are reimbursable through deductions from distributions to TCPC. At December 31, 2013, no such amounts were outstanding. From time to time, the Investment Manager advances payments to third parties on behalf of the Partnership and receives reimbursement from the Partnership. At December 31, 2013, amounts reimbursable to the Investment Manager totaled $287,371, as reflected in the Consolidated Statement of Assets and Liabilities.

        Pursuant to an administration agreement between the Administrator and the Partnership (the "Administration Agreement"), the Administrator may be reimbursed for costs and expenses incurred by the Administrator for office space rental, office equipment and utilities allocable to the Partnership, as well as costs and expenses incurred by the Administrator or its affiliates relating to any administrative, operating, or other non-investment advisory services provided by the Administrator or its affiliates to the Partnership. For the year ended December 31, 2013, expenses allocated pursuant to the Administration Agreements totaled $849,228. The Administrator waived reimbursement of all administrative expenses prior to January 1, 2013.

7. Common Limited Partner Equity

        For the year ended December 31, 2013, in connection with the follow-on public offerings of its common equity, TCPC contributed $225,201,350 in net receipts from the offering to the Partnership, as reflected in the Consolidated Statement of Changes in Net Assets.

8. Distributions

        The Partnership's distributions are recorded on the record date. The timing of distributions is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements
December 31, 2013

9. Subsequent Events

        On February 21, 2014, TCPC announced the expansion of the TCPC Funding Facility from $100 million in available debt to $150 million in available debt. The facility's maturity date was also extended from May 15, 2016 to May 15, 2017 and its interest rate was reduced from LIBOR plus 2.75% per annum to LIBOR plus 2.50% per annum, subject to certain minimum borrowing requirements. The amendment is effective March 15, 2014.

10 . Financial Highlights

        The financial highlights with respect to the common limited partner are as follows:

	Year Ended December 31,
	2013	2012	2011
Return on invested assets(1)	13.6%	9.0%	3.0%
Gross return to common limited partner	17.8%	9.8%	2.0%
Less: General Partner profit allocation	(3.5)%	—	—

Return to common limited partner(2)	14.3%	9.8%	2.0%

Ratios to average common equity:(3)
Net investment income(4)	11.5%	14.3%	17.7%
Expenses	3.4%	3.3%	3.5%
Expenses and General Partner allocation	6.5%	3.3%	3.5%
Ending net assets attributable to common limited partner	$552,263,625	$317,209,574	$237,606,302
Portfolio turnover rate	38.9%	48.3%	42.8%
Weighted-average debt outstanding	$88,471,233	$25,374,317	$42,038,356
Weighted-average interest rate on debt	1.3%	0.7%	0.8%

	December 31,
Asset Coverage:	2013	2012	2011
Series A Preferred Equity Facility:
Interests outstanding	6,700	6,700	6,700
Involuntary liquidation value per interest	$20,075	$20,079	$20,070
Asset coverage per interest	$68,255	$50,593	$49,219
Revolving Facilities
Debt outstanding	$95,000,000	$74,000,000	$29,000,000
Asset coverage per $1,000 of debt outstanding	$8,192	$7,093	$13,794

(1)
Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(2)
Returns (net of dividends on the preferred equity facility, allocations to the General Partner, and Partnership expenses, including financing costs and management fees) calculated on a monthly geometrically linked, time-weighted basis.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Consolidated Financial Statements
December 31, 2013

10 . Financial Highlights – (continued)

(3)
These ratios include interest expense but do not reflect the effect of dividends on the preferred equity facility.

(4)
Net of allocation to the General Partner.

11. Select Quarterly Data (Unaudited)

	2013
	Q4	Q3	Q2	Q1
Total investment income	$20,985,737	$17,288,371	$14,469,195	$16,865,743
Net investment income	16,501,761	13,810,017	11,874,483	14,153,962
Net realized and unrealized gain	3,120,563	2,937,047	658,362	2,355,389
Preferred dividends	(355,610)	(387,982)	(373,558)	(377,402)

Net increase in net assets resulting from operations	$19,266,714	$16,359,082	$12,159,287	$16,131,949

	2012
	Q4	Q3	Q2	Q1(1)
Total investment income	$17,181,003	$12,110,973	$11,086,458	$11,814,325
Net investment income	14,222,900	9,765,895	9,091,558	9,392,780
Net realized and unrealized gain (loss)	(5,743,587)	344,397	(2,497,360)	(4,887,701)
Preferred dividends	(391,402)	(399,121)	(397,477)	(414,799)

Net increase in net assets resulting from operations	$8,087,911	$9,711,171	$6,196,721	$4,090,280

	2011(1)
	Q4	Q3	Q2	Q1
Total investment income	$9,103,299	$10,509,783	$17,257,216	$17,987,378
Net investment income	6,395,902	8,365,091	15,288,901	15,785,441
Net realized and unrealized loss	(2,980,033)	(20,014,551)	(9,556,909)	(6,327,388)
Preferred dividends	(389,857)	(389,747)	(392,078)	(373,148)

Net increase in net assets resulting from operations	$3,026,012	$(12,039,207)	$5,339,914	$9,084,905

(1)
Periods prior to the Conversion reflect portfolios that had different investment objectives.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Schedule of Changes in Investments in Affiliates(1)
Year Ended December 31, 2013

Security	Acquisitions	Dispositions(2)	Dividends or Interest(3)
AGY Holding Corp., Senior Secured Term Loan, 12%, due 9/15/16	$2,056,927	$—	$128,215
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/16	7,586,317	—	640,007
Anacomp, Inc., Class A Common Stock	—	—	—
EPMC HoldCo, LLC, Membership Units	—	(1,481,930)	—
ESP Holdings, Inc., Cumulative Preferred 15%	—	—	—
ESP Holdings, Inc., Common Stock	—	—	32,627
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 6% Cash + 10% PIK, due 12/31/19	749,529	—	1,199,575
Globecomm Systems Inc., Senior Secured 1st Lien Term Loan, LIBOR + 7.625%, 1.25% LIBOR Floor, due 12/11/18	14,850,000	—	83,281
International Wire Group Holdings, Inc., Senior Secured Notes, 8.5%, due 10/15/17	—	(15.759.750)	443,715
KAGY Holding Company, Inc., Series A Preferred Stock	8,096,057	—	—
N510UA Aircraft Secured Mortgage, 20%, due 10/26/16	—	(81,562)	74,646
N512UA Aircraft Secured Mortgage, 20%, due 10/26/16	—	(79,808)	75,593
N536UA Aircraft Secured Mortgage, 16%, due 9/29/14	—	(143,097)	29,100
N545UA Aircraft Secured Mortgage, 16%, due 8/29/15	—	(128,230)	50,422
N585UA Aircraft Secured Mortgage, 20%, due 10/25/16	—	(93,707)	88,705
N659UA Aircraft Secured Mortgage, 12%, due 2/28/16	—	(999,280)	390,117
N661UA Aircraft Secured Mortgage, 12%, due 5/4/16	—	(969,098)	401,041
N510UA Equipment Trust Beneficial Interests	81,562	(35,912)	72,866
N512UA Equipment Trust Beneficial Interests	79,808	(35,323)	72,497
N536UA Equipment Trust Beneficial Interests	143,097	(45,201)	104,929
N545UA Equipment Trust Beneficial Interests	128,359	(47,536)	92,525
N585UA Equipment Trust Beneficial Interests	93,707	(46,776)	80,203
N913DL Aircraft Secured Mortgage, 8%, due 3/15/17	—	(77,509)	26,248
N918DL Aircraft Secured Mortgage, 8%, due 8/15/18	—	(68,612)	33,806
N954DL Aircraft Secured Mortgage, 8%, due 3/20/19	—	(78,825)	44,415
N955DL Aircraft Secured Mortgage, 8%, due 6/20/19	—	(75,824)	45,803
N956DL Aircraft Secured Mortgage, 8%, due 5/20/19	—	(77,085)	45,775
N957DL Aircraft Secured Mortgage, 8%, due 6/20/19	—	(76,487)	46,204
N959DL Aircraft Secured Mortgage, 8%, due 7/20/19	—	(75,896)	46,629
N960DL Aircraft Secured Mortgage, 8%, due 10/20/19	—	(74,776)	48,285
N961DL Aircraft Secured Mortgage, 8%, due 8/20/19	—	(76,582)	47,846
N976DL Aircraft Secured Mortgage, 8%, due 2/15/18	—	(79,647)	34,759
N913DL Equipment Trust Beneficial Interests	77,509	(94,032)	12,045
N918DL Equipment Trust Beneficial Interests	68,612	(89,338)	9,213
N954DL Equipment Trust Beneficial Interests	78,825	(107,751)	7,578
N955DL Equipment Trust Beneficial Interests	75,824	(106,437)	6,891
N956DL Equipment Trust Beneficial Interests	77,085	(107,904)	6,845
N957DL Equipment Trust Beneficial Interests	76,487	(107,457)	6,648
N959DL Equipment Trust Beneficial Interests	75,896	(107,015)	6,456
N960DL Equipment Trust Beneficial Interests	74,776	(106,678)	5,662
N961DL Equipment Trust Beneficial Interests	76,582	(108,546)	5,805
N967DL Equipment Trust Beneficial Interests	79,647	(102,560)	7,056
RM Holdco, LLC, Membership Units	—	—	—

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Schedule of Changes in Investments in Affiliates(1)
Year Ended December 31, 2013

Security	Acquisitions	Dispositions(2)	Dividends or Interest(3)
RM Holdco, LLC, Subordinated Convertible Term Loan, 1.12% PIK, due 3/21/18	57,991	—	57,992
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche A, 11%, due 3/19/16	16,974	(149,183)	413,430
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B, 12% Cash + 7% PIK, due 3/19/16	567,205	—	1,258,016
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B-1, 12% Cash + 7% PIK, due 3/19/16	186,901	—	410,004
RM OpCo, LLC, Convertible 1st Lien Term Loan Tranche B-1, 12% Cash + 7% PIK, due 3/21/16	1,339,883	—	182,711
United N659UA-767, LLC (N659UA)	999,280	(674,714)	316,842
United N661UA-767, LLC (N661UA)	969,098	(663,034)	313,627
Wasserstein Cosmos Co-Invest, L.P., Limited Partnership Units	5,000,000	—	—

Notes to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuers' voting securities.

(2)
Dispositions include sales, paydowns, mortgage amortizations, and aircraft depreciation.

(3)
Also includes fee and lease income as applicable.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Schedule of Changes in Investments in Affiliates(1)
Year Ended December 31, 2012

Security	Acquisitions	Dispositions(2)	Dividends or Interest(3)
Anacomp, Inc., Class A Common Stock	$—	$—	$—
Delta Air Lines, Inc., Aircraft Secured Mortgage (N913DL), 8%, due 7/15/18	403,947	(37,389)	15,930
Delta Air Lines, Inc., Aircraft Secured Mortgage (N918DL), 8%, due 7/15/18	490,003	(33,390)	19,564
Delta Air Lines, Inc., Aircraft Secured Mortgage (N954DL), 8%, due 9/20/19	631,014	(37,814)	25,352
Delta Air Lines, Inc., Aircraft Secured Mortgage (N955DL), 8%, due 9/20/19	645,523	(36,417)	25,978
Delta Air Lines, Inc., Aircraft Secured Mortgage (N956DL), 8%, due 9/20/19	646,372	(37,011)	26,002
Delta Air Lines, Inc., Aircraft Secured Mortgage (N957DL), 8%, due 9/20/19	651,170	(36,735)	26,206
Delta Air Lines, Inc., Aircraft Secured Mortgage (N959DL), 8%, due 9/20/19	655,930	(36,462)	26,408
Delta Air Lines, Inc., Aircraft Secured Mortgage (N960DL), 8%, due 9/20/19	675,587	(35,956)	27,229
Delta Air Lines, Inc., Aircraft Secured Mortgage (N961DL), 8%, due 9/20/19	671,812	(36,803)	27,057
Delta Air Lines, Inc., Aircraft Secured Mortgage (N976DL), 8%, due 7/15/18	512,643	(38,636)	20,394
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N913DL)	145,176	(31,277)	15,240
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N918DL)	162,691	(32,027)	11,175
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N954DL)	202,368	(40,415)	7,210
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N955DL)	204,598	(40,116)	6,644
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N956DL)	205,404	(40,679)	6,683
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N957DL)	206,328	(40,572)	6,501
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N959DL)	207,244	(40,467)	6,323
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N960DL)	211,653	(40,578)	5,673
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N961DL)	211,555	(41,241)	5,876
Delta Air Lines, Inc., Equipment Trust Beneficial Interests (N976DL)	173,597	(37,271)	10,724
EPMC HoldCo, LLC, Membership Units	—	(1,276,226)	—
ESP Holdings, Inc., Cumulative Preferred 15%	—	—	—
ESP Holdings, Inc., Common Stock	—	—	26,134
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 6% Cash + 10% PIK, due 12/31/19	1,000,494	—	1,097,311
International Wire Group Holdings, Inc., Common Stock	—	(31,940,733)	1,811,189

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Schedule of Changes in Investments in Affiliates(1)
Year Ended December 31, 2012

Security	Acquisitions	Dispositions(2)	Dividends or Interest(3)
International Wire Group Holdings, Inc., Senior Notes, 11.5% Cash or 12.25% PIK, due 4/15/15	—	(18,000,000)	311,534
International Wire Group Holdings, Inc., Senior Secured Notes, 8.5%, due 10/15/17	15,000,000	—	2,648,000
Real Mex Restaurants, Inc. Senior Secured Notes, 14%, due 1/1/13	—	(6,627,711)	—
RM Holdco, LLC, Membership Units	2,010,777	—	—
RM Holdco, LLC, Subordinated Convertible Term Loan, 1.12% PIK, due 3/21/18	5,106,805	—	45,401
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche A, 11%, due 3/19/16	3,759,156	—	506,183
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B, 12% Cash + 7% PIK, due 3/19/16	6,258,122	—	1,201,832
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B-1, 12% Cash + 7% PIK, due 3/19/16	1,922,118	—	65,237
United Airlines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16	—	(66,886)	89,362
United Airlines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16	—	(65,449)	89,992
United Airlines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14	—	(122,068)	50,279
United Airlines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15	—	(109,385)	69,400
United Airlines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16	—	(76,848)	105,621
United Airlines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 3/28/16	—	(886,810)	502,699
United Airlines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16	—	(860,025)	511,095
United Airlines, Inc., Equipment Trust Beneficial Interests (N510UA)	66,886	(35,913)	58,191
United Airlines, Inc., Equipment Trust Beneficial Interests (N512UA)	65,449	(35,325)	58,138
United Airlines, Inc., Equipment Trust Beneficial Interests (N536UA)	122,068	(45,201)	83,900
United Airlines, Inc., Equipment Trust Beneficial Interests (N545UA)	109,256	(47,505)	73,423
United Airlines, Inc., Equipment Trust Beneficial Interests (N585UA)	76,848	(46,776)	63,344
United N659UA-767, LLC (N659UA)	886,810	(674,712)	211,369
United N661UA-767, LLC (N661UA)	860,025	(663,033)	204,554

Notes to Consolidated Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Partnership of 5% or more of the issuers' voting securities.

(2)
Dispositions include sales, paydowns, mortgage amortizations, and aircraft depreciation.

(3)
Also includes fee and lease income as applicable.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Consolidated Schedule of Restricted Securities of Unaffiliated Issuers

December 31, 2013

Investment	Acquisition Date
AIP/IS Holdings, LLC, Membership Units	Var. 2009 & 2010
Avanti Communications Group, PLC, Senior Secured Notes, 10%, due 10/1/19	9/26/13
BPA Laboratories, Inc., Senior Secured Notes, 12.25%, due 4/1/17	3/5/12
Caribbean Financial Group, Senior Secured Notes, 11.5%, due 11/15/19	10/19/12
Carolina Beverage Group, LLC, Secured Notes, 10.625%, due 8/1/18	7/26/13
Constellation Enterprises, LLC, Senior Secured 1st Lien Notes, 10.625%, due 2/1/16	1/20/11
Flight Options Holdings I, Inc., Warrants to Purchase Common Stock	12/4/13
Integra Telecom, Inc., Common Stock	11/19/09
Integra Telecom, Inc., Warrants	11/19/09
Iracore International, Inc., Senior Secured Notes, 9.5%, due 6/1/18	5/8/13
Magnolia Finance V plc, Asset-Backed Credit Linked Notes, 13.125%, due 8/2/21	8/1/13
Marsico Holdings, LLC Common Interest Units	9/10/12
Precision Holdings, LLC, Class C Membership Interests	Var. 2010 & 2011
Shop Holding, LLC, Class A Units	6/2/11
Shop Holding, LLC, Warrants to Purchase Class A Units	6/2/11
SiTV, Inc., Warrants to Purchase Common Stock	8/3/12
SLS Breeze Intermediate Holdings, Inc., Warrants to Purchase Common Stock	9/25/13
St Barbara Ltd., 1st Priority Senior Secured Notes, 8.875%, due 4/15/18	3/22/13
STG-Fairway Holdings, LLC, Class A Units	12/30/10
The Telx Group, Inc., Senior Unsecured Notes, 10% Cash + 2% PIK, due 9/26/19	9/26/11
Trade Finance Funding I, Ltd., Secured Class B Notes, 10.75%, due 11/13/18	11/13/13
V Telecom Investment S.C.A, Common Shares	11/9/12
Vantage Oncology, LLC, Senior Secured Notes, 9.5%, due 6/15/17	6/6/13

December 31, 2012

Investment	Acquisition Date
AIP/IS Holdings, LLC, Membership Units	Var. 2009 & 2010
Bally Total Fitness Holding Corporation, Common Stock	4/30/10
Bally Total Fitness Holding Corporation, Warrants	4/30/10
BPA Laboratories, Inc., Senior Secured Notes, 12.25%, due 4/1/17	3/5/12
Caribbean Financial Group, Senior Secured Notes, 11.5%, due 11/15/19	10/19/12
Constellation Enterprises, LLC, Senior Secured 1st Lien Notes, 10.625%, due 2/1/16	1/20/11
DeepOcean Group Holding BV, Common Stock	5/13/11
Integra Telecom, Inc., Common Stock	11/19/09
Integra Telecom, Inc., Warrants	11/19/09
La Paloma Residual Bank Debt Claim	2/2/05
Marsico Holdings, LLC Common Interest Units	9/10/12
Precision Holdings, LLC, Class C Membership Interests	Var. 2010 & 2011
Shop Holding, LLC, Class A Units	6/2/11
Shop Holding, LLC, Warrants to Purchase Class A Units	6/2/11
SiTV, Inc., Warrants to Purchase Common Stock	8/3/12
STG-Fairway Holdings, LLC, Class A Units	12/30/10
The Telx Group, Inc., Senior Unsecured Notes, 10% Cash + 2% PIK, due 9/26/19	9/26/11
V Telecom Investment S.C.A, Common Shares	11/9/12

Up to $100,000,000

Common Stock

PROSPECTUS SUPPLEMENT

Raymond James

Cantor Fitzgerald & Co.

December 19, 2014

STATEMENT OF ADDITIONAL INFORMATION

        We are a holding company (the "Holding Company") with no direct operations of our own, and currently our only business and sole asset is our ownership of all of the common limited partner interests in Special Value Continuation Partners, LP (the "Operating Company"), which represents approximately 100% of the common equity and 86.1% of the combined common equity, preferred equity and general partner interests in the Operating Company as of December 31, 2014. We and the Operating Company are externally managed, closed-end, non-diversified management investment companies that have elected to be treated as business development companies under the Investment Company Act of 1940 (the "1940 Act"). Our and the Operating Company's investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. Both we and the Operating Company seek to achieve this investment objective primarily through investments in debt securities of middle-market companies as well as small businesses. Our primary investment focus is investing in and originating leveraged loans to performing middle-market companies as well as small businesses.

        Tennenbaum Capital Partners, LLC (the "Advisor") serves as our and the Operating Company's investment advisor. The Advisor is a leading investment manager and specialty lender to middle-market companies that had approximately $6.0 billion in capital commitments from investors ("committed capital") under management as of December 31, 2014, approximately 25% of which consists of our committed capital. SVOF/MM, LLC, an affiliate of the Advisor, is the Operating Company's general partner and provides the administrative services necessary for us to operate.

        This SAI does not constitute a prospectus, but should be read in conjunction with the Company's prospectus supplement relating thereto dated March 13, 2015, and as it may be supplemented. This SAI does not include all information that a prospective investor should consider before investing in the Company's shares of common stock and investors should obtain and read the Company's prospectus prior to purchasing such securities. A copy of the Company's Registration Statement, including the prospectus and any supplement, may be obtained from the Securities and Exchange Commission (the "SEC") upon payment of the fee prescribed, or inspected at the SEC's office or via its website (www.sec.gov) at no charge.

This Statement of Additional Information is dated March 13, 2015.

Page
The Company	SAI-3
Management of the Company	SAI-5
Distributions	SAI-19
Determination of Net Asset Value	SAI-19
Dividend Reinvestment Plan	SAI-23
Regulation	SAI-24
Brokerage Allocations and Other Practices	SAI-30

SAI-2

THE COMPANY

     Throughout this SAI, unless the context otherwise requires, a reference to:

        "Holding Company" refers to Special Value Continuation Fund, LLC, a Delaware limited liability company, for the periods prior to the consummation of the Conversion described elsewhere in this SAI and to TCP Capital Corp. for the periods after the consummation of the Conversion;

        "Operating Company" refers to Special Value Continuation Partners, LP, a Delaware limited partnership;

        "TCPC Funding" refers to TCPC Funding I LLC, a Delaware limited liability company;

        "TCPC SBIC" refers to TCPC SBIC, LP, a Delaware limited partnership;

        "Advisor" refers to Tennenbaum Capital Partners, LLC, a Delaware limited liability company and the investment manager; and

        "General Partner" and "Administrator" refer to SVOF/MM, LLC, a Delaware limited liability company, the general partner of the Operating Company and an affiliate of the Advisor and administrator of the Holding Company and the Operating Company.

        For simplicity, this SAI uses the term "Company," "we," "us" and "our" to include the Holding Company and, where appropriate in the context, the Operating Company, TCPC Funding and TCPC SBIC on a consolidated basis. For example, (i) although all or substantially all of the net proceeds from the offerings will be invested in the Operating Company and all or substantially all of the Holding Company's investments will be made through the Operating Company, this SAI generally refers to the Holding Company's investments through the Operating Company as investments by the "Company," and (ii) although the Operating Company and TCPC Funding and not the Holding Company has entered into the Leverage Program (defined below), this SAI generally refers to the Operating Company's use of the Leverage Program as borrowings by the "Company," in all instances in order to make the operations and investment strategy easier to understand. The Holding Company and the Operating Company have the same investment objective and policies and the assets, liabilities and results of operations of the Holding Company are consolidated with those of the Operating Company as described in our prospectus dated July 2, 2014 under "Prospectus Summary—Operating and Regulatory Tax Structure."

        On April 2, 2012, we completed a conversion under which TCP Capital Corp. succeeded to the business of Special Value Continuation Fund, LLC and its consolidated subsidiaries, and the members of Special Value Continuation Fund, LLC became stockholders of TCP Capital Corp. In this SAI, we refer to such transactions as the "Conversion." Unless otherwise indicated, the disclosure in this SAI gives effect to the Conversion.

        Together, the Advisor Partners have invested approximately $13.5 billion in over 345 companies since the Advisor's inception, through multiple business and credit cycles, across all segments of the capital structure through a broad set of credit-oriented strategies including leveraged loan origination, secondary investments of discounted debt securities, and distressed and control opportunities.

The Company

        We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act. Our investment objective is to achieve

SAI-3

high total returns through current income and capital appreciation, with an emphasis on principal protection. We seek to achieve our investment objective primarily through investments in debt securities of middle-market companies, which we typically define as those with enterprise values between $100 million and $1.5 billion. While we intend to primarily focus on privately negotiated investments in debt of middle-market companies, we may make investments of all kinds and at all levels of the capital structure, including in equity interests such as preferred or common stock and warrants or options received in connection with our debt investments. Our investment activities will benefit from what we believe are the competitive advantages of the Advisor, including its diverse in-house skills, proprietary deal flow, and consistent and rigorous investment process focused on established, middle-market companies. We expect to generate returns through a combination of the receipt of contractual interest payments on debt investments and origination and similar fees, and, to a lesser extent, equity appreciation through options, warrants, conversion rights or direct equity investments. Substantially all of our operating history and performance results have been achieved through our predecessor, Special Value Continuation Fund, LLC, which was a registered investment company but was neither a business development company nor a publicly traded company. There are no material operating differences between us and our predecessor, however, as a BDC we are deemphasizing distressed debt investments, which may adversely affect our investment returns.

        We have no employees of our own and currently our only business and sole asset is the ownership of all of the common limited partner interests of the Operating Company. We expect that our investment activities will continue to be externally managed by the Advisor, a leading investment manager with approximately $6.0 billion in capital commitments from investors ("committed capital") under management as of December 31, 2014, approximately 25% of which consists of our committed capital, and a primary focus on providing financing to middle-market companies as well as small businesses. Additionally, the Holding Company expects that it will continue to seek to qualify as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or the Code.

SAI-4

MANAGEMENT OF THE COMPANY

Board of Directors

        Our business and affairs are managed under the direction of our board of directors. Our board of directors currently consists of five members, three of whom are not "interested persons" of our company or of the Advisor as defined in Section 2(a)(19) of the 1940 Act and are "independent," as determined by our board of directors, consistent with the rules of The Nasdaq Global Select Market. We refer to these individuals as our independent directors. Our board of directors appoints our executive officers, who serve at the discretion of the board of directors. Information regarding our board of directors is as follows:

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Year	Number of Advisor-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen *	Other Public Company or Investment Company Directorships Held by Director **
Independent Directors
Eric J. Draut 2951 28th Street, Suite 1000 Santa Monica, California 90405 1957	Director, Audit Committee Chair, Governance and Compensation Committee Member and Joint Transactions Committee Member	2015; 2011 to present
			From 2011 to present, Director, Audit Committee Chairman, Governance and Compensation Committee Member and Joint Transactions Committee Member. From 2001 to 2010 Mr. Draut was Executive Vice President, Chief Financial Officer and a Director of Unitrin Inc. (renamed Kemper Corporation in 2011). From 2006 to 2008, he was Treasurer and Director of Lutheran Social Services of Illinois. From 2008 to 2010 and again from 2012 to present, Mr. Draut was and is Executive Chairman of the Board of Lutheran Social Services of Illinois. From 2007 to 2008, Mr. Draut was Co-Chair of the Finance Committee of the Executive Club of Chicago. From 2004 to 2012, Mr. Draut was a member of the Steering Committee for the Office of Risk Management and Insurance Research at the University of Illinois at Urbana-Champaign. Also, from 2008 to September 2013, Mr. Draut was a Director of Intermec, Inc., where he served as Chairman of the Audit Committee.	2 RICs consisting of 1 Portfolio	None.

SAI-5

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Year	Number of Advisor-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen *	Other Public Company or Investment Company Directorships Held by Director **
Franklin R. Johnson 2951 28th Street, Suite 1000 Santa Monica, California 90405 1936	Director, Governance and Compensation Committee Chair, Audit Committee Member and Joint Transactions Committee Member	2015; 2006 to present	Since inception, Director, and from 2011 Chairman of the Governance and Compensation Committee, Audit Committee Member and Joint Transactions Committee Member. Until 2014, Mr. Johnson served on the board of directors and nominating and governance committee of Reliance Steel & Aluminum Co., where he also served as chair of the audit committee. Until July of 2006, he served as a director and chair of the audit committee of Special Value Opportunities Fund, LLC, a registered investment company managed by the Advisor. Before becoming a business consultant in 2000, he was Chief Financial Officer of Rysher Entertainment, a producer and distributor of theatrical films and television programming and syndicator of television programming, where he worked for three years. Prior to that, he was at Price Waterhouse, an international public accounting and consulting firm where he was the Managing Partner of their Century City office and Managing Partner of their Entertainment and Media Practice.	2 RICs consisting of 1 Portfolio	None.

SAI-6

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Year	Number of Advisor-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen *	Other Public Company or Investment Company Directorships Held by Director **
Peter E. Schwab 2951 28th Street, Suite 1000 Santa Monica, California 90405 1943	Director, Governance and Compensation Committee Member, Audit Committee Member and Joint Transactions Committee Member	2015; 2012 to present	From 2012 to present, Director, Governance and Compensation Committee Member, Audit Committee Member and Joint Transactions Committee Member. Mr. Schwab currently serves on the board of advisors for the Entrepreneurial Studies Center at the University of California, Los Angeles School of Business, is a board member for the Cardiovascular Research Foundation of Southern California, a board member of Gibraltar Business Capital, a board member of West Coast Sports Associates and a board member of Brentwood Country Club. Mr. Schwab has 39 years of experience in the asset-based lending industry, most recently as chairman and chief executive officer of Wells Fargo Capital Finance, a unit of Wells Fargo & Company. Prior to joining Wells Fargo Capital Finance (and its predecessor firm Foothill Capital Corporation), he was vice president of business development with Aetna Business Credit (now known as Barclays American Business Credit). He started his career as business development officer at the National Acceptance Company of California.	2 RICs consisting of 1 Portfolio	Rexford Industrial Realty, Inc.
Interested Directors†
Howard M. Levkowitz 2951 28th Street, Suite 1000 Santa Monica, California 90405 1967	Director and Chief Executive Officer	2015; 2006 to present
			Since inception, Mr. Levkowitz has been a Director and the President of the Company. In 2012, Mr. Levkowitz became Chief Executive Officer and was succeeded as President, a position he held from inception through February 2012, by Rajneesh Vig. Mr. Levkowitz serves as President of six other funds managed by the Advisor, Vice President of five other funds managed by the Advisor and is Chairman of the Advisor's Management Committee. From 1999 to 2004 he was a Portfolio Manager at the Advisor. From 2005 to present, he has been a Managing Partner at the Advisor.	6 RICs consisting of 4 Portfolios	None.

SAI-7

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Year	Number of Advisor-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen *	Other Public Company or Investment Company Directorships Held by Director **
Rajneesh Vig 2951 28th Street, Suite 1000 Santa Monica, California 90405 1971	Director; President and Chief Operating Officer	2015; 2012 to present (President); 2013 to present (Director and Chief Operating Officer)	In 2013, Mr. Vig became a Director and the Chief Operating Officer of the Company. In 2012, Mr. Vig became President of the Company. Mr. Vig is also an Authorized Person of six other funds managed by the Advisor. Since 2011, Mr. Vig has been a Managing Partner of the Advisor. From 2009 to 2010, he was a Partner of the Advisor. From 2006 to 2008, he was a Managing Director of the Advisor. Since 2007, Mr. Vig has been a Director of Dialogic Inc., and its predecessor entity, Dialogic Corporation.	None.	None.
Executive officers who are not directors
Paul L. Davis 2951 28th Street, Suite 1000 Santa Monica, California 90405 1973	Chief Financial Officer	N/A; 2008 to present
			Mr. Davis has been the Chief Financial Officer of the Company since 2008. From 2004 to August 2008, Mr. Davis was Chief Compliance Officer and Vice President of Finance at the Advisor; from August 2010 to present, he has been Chief Financial Officer of the Advisor and Mr. Davis is Chief Financial Officer of eleven other funds managed by the Advisor.	N/A	N/A
Elizabeth Greenwood 2951 28th Street, Suite 1000 Santa Monica, California 90405 1963	Secretary and Chief Compliance Officer	N/A; 2007 to present as Secretary; 2008 to present as Chief Compliance Officer
			Ms. Greenwood became Secretary of the Company in 2007 and Chief Compliance Officer of the Company in 2008. From 2005 to 2006, she was General Counsel and Chief Compliance Officer at Strome Investment Management, LLC; from 2007 to 2008, she was Associate General Counsel at the Advisor; from 2008 to present, she has been General Counsel of the Advisor; from August 2008 to present, she has been Chief Compliance Officer of the Advisor and Ms. Greenwood is Secretary and Chief Compliance Officer of eleven other funds managed by the Advisor.	N/A	N/A

SAI-8

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Year	Number of Advisor-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen *	Other Public Company or Investment Company Directorships Held by Director **
Todd Jaquez-Fissori 2951 28th Street, Suite 1000, Santa Monica, California 90405 1971	Managing Director	N/A; 2014 to present	Mr. Jaquez-Fissori became Managing Director of the Company and the Advisor in April 2014. Prior to April 2014, Mr. Jaquez-Fissori served as a senior managing director and group head of the energy technology group of Hercules Technology Growth Capital. Mr. Jaquez-Fissori served as a director at TriplePoint Capital from February 2008 to December 2008 and was the general partner in charge of clean technology investing at Siemens Venture Capital from March 2004 to February 2008. Prior to working at Siemens Venture Capital, Mr. Jaquez-Fissori served as a principal at Boulder Ventures from March 2000 to March 2004.	N/A	N/A

*
For purposes of this chart, "RICs" refers to registered investment companies and business development companies, and "Portfolios" refers to the investment programs of the funds. Some of the RICs have the same investment program because they invest through a master-feeder structure, which results in the smaller number of Portfolios than RICs.

**
Directorships disclosed under this column do not include directorships disclosed under the column "Principal Occupation(s) During Past Five Years."

†
Messrs. Levkowitz and Vig are "interested persons" (as defined in the 1940 Act) of the Company by virtue of their current positions with the Advisor.

Biographical information

        The board of directors has adopted procedures for evaluating potential director candidates against the knowledge, experience, skills, expertise and diversity that it believes are necessary and desirable for such candidates. The board believes that each director satisfied, at the time he or she was initially elected or appointed a director, and continues to satisfy, the standards contemplated by such procedures. Furthermore, in determining that a particular director was and continues to be qualified to serve as a director, the board has considered a variety of criteria, none of which, in isolation, was controlling. The board believes that, collectively, the directors have balanced and diverse experience, skills, attributes and qualifications, which allow the board to operate effectively in governing the Company and protecting the interests of stockholders. Among the attributes common to all directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Advisor and other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as directors. Each director's ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Company, other investment companies, public companies, or non-profit entities or other organizations; ongoing commitment and participation in board and committee meetings, as well as his or her leadership of standing committees; or other relevant life experiences. Information about

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the specific experience, skills, attributes and qualifications of each director, which in each case led to the board's conclusion that the director should serve as a director of the Company, is provided in below, in "Biographical information." Our directors have been divided into two groups—interested directors and independent directors.

        Interested directors are interested persons as defined in the 1940 Act. Howard M. Levkowitz and Rajneesh Vig are interested directors by virtue of their employment with the Advisor. In part because the Company is an externally-managed investment company, the board believes having an interested chairperson that is familiar with the Company's portfolio companies, its day-to-day management and the operations of the Advisor, greatly enhances, among other things, its understanding of the Company's investment portfolio, business, finances and risk management efforts. In addition, the board believes that each of Mr. Levkowitz's and Mr. Vig's employment with the Advisor allows for the efficient mobilization of the Advisor's resources at the board's behest and on its behalf. The board of directors does not have a lead independent director. The board of directors believes its relatively small size and the composition and leadership of its committees allow each director to enjoy full, accurate and efficient communication with the Company, the Advisor and management, and facilitates the timely transmission of information among such parties.

Director Independence

        On an annual basis, each member of our board of directors is required to complete an independence questionnaire designed to provide information to assist the board of directors in determining whether the director is independent. Our board of directors has determined that each of our directors, other than Messrs. Levkowitz and Vig, is independent under the 1940 Act.

Interested directors

        Howard M. Levkowitz:    Mr. Levkowitz is Chief Executive Officer of the Company. Mr. Levkowitz serves as President of several funds advised by the Advisor and is Chairman of the Advisor's Management Committee. The board benefits from Mr. Levkowitz's experience at the Advisor and his intimate knowledge of the decision process used by the Advisor's Investment Committee. In addition to overseeing the Company, Mr. Levkowitz has served as a director of both public and private companies and has served on a number of formal and informal creditor committees. The board also benefits from Mr. Levkowitz's past experience as an attorney specializing in real estate and insolvencies with Dewey Ballantine. Mr. Levkowitz received a B.A. in History (Magna Cum Laude) from the University of Pennsylvania, a B.S. in Economics (Magna Cum Laude, concentration in finance) from The Wharton School, and a J.D. from the University of Southern California. Mr. Levkowitz's current service as Chief Executive Officer and longstanding service as director and president of the Company, President of other funds advised by the Advisor, Vice President of five other funds managed by the Advisor and Co-Founder of the Advisor and Chairman of its Management Committee provide him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company.

        Rajneesh Vig:    Mr. Vig is the Chief Operating Officer and President of the Company. Since 2011, Mr. Vig has been a Managing Partner of the Advisor. From 2009 to 2010, he was a Partner of the Advisor. From 2006 to 2008, he was a Managing Director of the Advisor. Prior to joining the Advisor, Mr. Vig worked for Deutsche Bank in New York as a member of the bank's Principal Finance Group. Prior to that, Mr. Vig was a Director in the Technology Investment Banking group in San Francisco where he advised a broad range of growth and large cap technology companies on merger, acquisition and public/private financing transactions. Prior

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to his time at Deutsche Bank, Mr. Vig was a Manager in Price Waterhouse's Shareholder Value Consulting group, and he began his career in Arthur Andersen's Financial Markets/Capital Markets group. He currently serves on the board of Dialogic and is a board observer for GSI Group. Mr. Vig is also on the Los Angeles Advisory Board of the Posse Foundation, a non-profit organization that identifies, recruits and trains student leaders from public high schools for enrollment at top-tier universities. He received a B.A. with highest honors in Economics and Political Science from Connecticut College and an M.B.A. in Finance from New York University. Mr. Vig's current service as President of the Company and Authorized Person of six other funds managed by the Advisor provides him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company.

Independent directors

        Eric Draut:    Mr. Draut is a Director, Chairman of the Company's Audit Committee, member of the Governance and Compensation Committee and member of the Joint Transactions Committee. The Board benefits from Mr. Draut's nearly thirty year career in accounting. Mr. Draut recently completed a twenty year career at Kemper Corporation (formerly Unitrin, Inc.) in 2010, serving the last nine years as Executive Vice President, Chief Financial Officer and a member of its board of directors. Mr. Draut also held positions at Kemper Corporation as Group Executive, Treasurer and Corporate Controller. Prior to joining Kemper Corporation, Mr. Draut was Assistant Corporate Controller at Duchossois Industries, Inc. and at AM International, Inc. Mr. Draut began his career at Coopers and Lybrand. Mr. Draut is a Certified Public Accountant, received an M.B.A. in finance and operations from J.L. Kellogg Graduate School of Management at Northwestern University and a B.S. in accountancy from the University of Illinois at Urbana-Champaign, graduating with High Honors. Until September 2013 Mr. Draut served as a Director and Chairman of the audit committee of Intermec. Mr. Draut volunteers with Lutheran Social Services of Illinois where he currently serves as Executive Chairman of the Board of Directors and recently served as Treasurer of its Board of Directors. Mr. Draut is also a National Association of Corporate Directors Fellow. Mr. Draut's knowledge of financial and accounting matters, and his independence from the Company and the Advisor, qualifies him to serve as the Chairman of the Company's Audit Committee.

        Franklin R. Johnson:    Mr. Johnson is a Director and Chairman of the Company's Governance and Compensation Committee, member of the Audit Committee and a member of the Joint Transactions Committee. Mr. Johnson has a wealth of leadership, business and financial experience. Until 2014, he served on the board of directors and nominating and governance committee of Reliance Steel & Aluminum Co., where he also served as chair of the audit committee. Until July of 2006, he served as a director and chair of the audit committee of Special Value Opportunities Fund, LLC, a registered investment company managed by the Advisor. Before becoming a business consultant in 2000, he was Chief Financial Officer of Rysher Entertainment, a producer and distributor of theatrical films and television programming and syndicator of television programming, where he worked for three years. Prior to that, he was at Price Waterhouse, an international public accounting and consulting firm where he was the Managing Partner of their Century City office and Managing Partner of their Entertainment and Media Practice. Mr. Johnson's knowledge of financial and accounting matters qualifies him to serve as a member of the Company's Audit Committee.

        Peter E. Schwab:    Mr. Schwab is a Director, Governance and Compensation Committee Member, Audit Committee Member and Joint Transactions Committee Member. Mr. Schwab currently serves on the board of advisors for the Entrepreneurial Studies Center at the University of California, Los Angeles School of Business, is a board member for the

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Cardiovascular Research Foundation of Southern California, a board member of Gibraltar Business Capital, a board member of West Coast Sports Associates and a board member of Brentwood Country Club. Mr. Schwab is also a member of the board of directors of Rexford Industrial Realty, Inc., an NYSE publicly traded real estate investment trust ("Rexford"), and serves on the audit committee, compensation committee, and nominating and corporate governance committee for Rexford. Mr. Schwab received a B.S. in education from California State University, Northridge and his master's degree in education administration from California State University, Northridge. He has 39 years of experience in the asset-based lending industry, most recently as chairman and chief executive officer of Wells Fargo Capital Finance, a unit of Wells Fargo & Company. Prior to joining Wells Fargo Capital Finance (and its predecessor firm Foothill Capital Corporation), he was vice president of business development with Aetna Business Credit (now known as Barclays American Business Credit). He started his career as business development officer at the National Acceptance Company of California. Mr. Schwab's knowledge of financial and accounting matters qualifies him to serve as a member of the Company's Audit Committee.

Executive officers who are not directors

        Paul L. Davis:    Mr. Davis is the Chief Financial Officer of the Company. Mr. Davis also serves as Chief Financial Officer of the Advisor and eleven other funds managed by the Advisor. Prior to being appointed CFO, he served for four years as Chief Compliance Officer of the Company and as Chief Compliance Officer and Vice President, Finance of the Advisor. He was formerly employed as Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen, LLP as an auditor. He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the State of California.

        Elizabeth Greenwood:    Ms. Greenwood is the Secretary and Chief Compliance Officer of the Company. Ms. Greenwood also serves as General Counsel and Chief Compliance Officer of the Advisor and Secretary and Chief Compliance Officer of eleven other funds managed by the Advisor. She formerly served as General Counsel and Chief Compliance Officer at Strome Investment Management, L.P. ("Strome"). Prior to Strome, Ms. Greenwood worked at portfolio companies funded by Pacific Capital Group and Ridgestone Corporation, including acting as Assistant General Counsel of Global Crossing Ltd., and began her legal career as an associate at Stroock & Stroock & Lavan LLP. Ms. Greenwood is a founding member of the West Coast Chapter of 100 Women in Hedge Funds and currently serves on the California State Council of the Humane Society of the United States. Ms. Greenwood received a J.D. from Stanford Law School and a Bachelor of Business Administration with highest honors from The University of Texas at Austin.

        Todd Jaquez-Fissori:    Mr. Jaquez-Fissori is the Managing Director of the Company. Mr. Jaquez-Fissori also serves as Managing Director of the Advisor. He is also the Head of the Energy Technology Group. Prior to joining the Company in 2014, Mr. Jaquez-Fissori served as a senior managing director and group head of the energy technology group of Hercules Technology Growth Capital from 2009 to April 2014. Before joining Hercules Technology Growth Capital in 2009, Mr. Jaquez-Fissori served as a director at TriplePoint Capital from February 2008 to December 2008 and was the general partner in charge of clean technology investing at Siemens Venture Capital from March 2004 to February 2008. Prior to working at Siemens Venture Capital, Mr. Jaquez-Fissori served as a principal at Boulder Ventures from March 2000 to March 2004 and as an analyst at Mayfield from May 1996 to September 1998. Mr. Jaquez-Fissori received a B.A. from Penn State University and an M.B.A. from the University of Pennsylvania Wharton School of Business.

SAI-12

Committees of the Board of Directors

        Our board of directors currently has three committees: an Audit Committee, a Governance and Compensation Committee and a Joint Transaction Committee. During 2014, the board of directors held 18 formal meetings, the Audit Committee held nine formal meetings, the Governance and Compensation Committee held two formal meetings and the Joint Transaction Committee held 25 formal meetings.

        Audit Committee.    The Audit Committee operates pursuant to a charter approved by our board of directors. The Audit Committee currently holds regular meetings on a quarterly basis and special meetings as needed. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the board of directors in fulfilling its responsibilities for overseeing all material aspects of our accounting and financial reporting processes, monitoring the independence and performance of our independent registered public accounting firm, providing a means for open communication among our independent accountants, financial and senior management and the Board, and overseeing our compliance with legal and regulatory requirements. The Audit Committee is presently composed of Messrs. Draut (Chairperson), Johnson and Schwab, each of whom is considered independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards. Our board of directors has determined that each member of our Audit Committee is an "audit committee financial expert" as defined under Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934. In addition, each member of our Audit Committee meets the current independence and experience requirements of Rule 10A-3 of the Securities Exchange Act of 1934 and, in addition, is not an "interested person" of the Company or of the Advisor as defined in Section 2(a)(19) of the 1940 Act.

        Joint Transaction Committee.    The Joint Transaction Committee is comprised of Messrs. Draut, Johnson and Schwab and operates to approve the allocation of certain private placement transactions in which we participate with the Other Advisor Accounts in accordance with our exemptive order obtained from the SEC. See "—Exemptive Order" below.

        Governance and Compensation Committee.    The Governance and Compensation Committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the Governance and Compensation Committee, including, but not limited to, making nominations for the appointment or election of independent directors, personnel training policies, administering the provisions of the code of ethics applicable to the independent directors and determining, or recommending to the Board for determination, the compensation of any executive officers of the Company. Currently, the Company's executive officers do not receive any direct compensation from the Company. The Governance and Compensation Committee consists of Messrs. Draut, Johnson (Chairperson) and Schwab, each of whom is considered independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards.

        With respect to nominations to the Board, the Governance and Compensation Committee seeks to identify individuals to serve on the board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the board will be better suited to fulfill its responsibility of overseeing the Company's activities. In so doing, the Governance and Compensation Committee reviews the size of the board and the knowledge, experience, skills, expertise and diversity of the directors in light of the issues facing the Company in determining whether one or more new directors should be added to the board.

        The Governance and Compensation Committee may consider recommendations for nomination of directors from our stockholders. Nominations made by stockholders must be

SAI-13

delivered to or mailed (setting forth the information required by our bylaws) and received at our principal executive offices not earlier than 150 days nor fewer than 120 days in advance of the first anniversary of the date on which we first mailed our proxy materials for the previous year's annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting nor later than the later of (1) the 120th day prior to the date of such annual meeting or (2) the 10th day following the day on which public announcement of such meeting date is first made.

        Day-to-day risk management with respect to the Company is the responsibility of the Advisor or other service providers (depending on the nature of the risk) subject to the supervision of the Advisor. The Company is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor and the other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Company. Risk oversight is part of the board's general oversight of the Company and is addressed as part of various board and committee activities. The board, directly or through a committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Company and internal accounting personnel for the Advisor, as appropriate, regarding risks faced by the Company and management's or the service provider's risk functions. The committee system facilitates the timely and efficient consideration of matters by the directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Company's activities and associated risks. Our Chief Compliance Officer oversees the implementation and testing of the Company's compliance program and reports to the board regarding compliance matters for the Company and its service providers. The independent directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation of Directors

        The Company is authorized to pay each independent director the following amounts for serving as a director: (i) $50,000 a year; (ii) $5,000 for each meeting of the board of directors or a committee thereof physically attended by such director; (iii) $5,000 for each regular meeting of the board of directors or a committee thereof attended via telephone by such director; and (iv) $1,000 for each special meeting of the board of directors or a committee thereof attended via telephone by such director. In 2014, the Chairman of the Audit Committee and Governance and Compensation Committee each received an additional $5,000 per year. Effective in 2015, the Chairman of the Audit Committee receives $7,500 per year. Each director is also entitled to reimbursement for all out-of-pocket expenses of such person in attending each meeting of the board of directors and any committee thereof.

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Equity securities owned by directors

        The following table sets out the dollar range of our equity securities beneficially owned by each of our directors as of December 31, 2014. We are not part of a "family of investment companies," as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Company (1)
Interested Directors:
Howard M. Levkowitz	Over $100,000
Rajneesh Vig	Over $100,000
Independent Directors:
Eric Draut (2)	Over $100,000
Franklin R. Johnson	Over $100,000
Peter E. Schwab(2)	$50,001 – $100,000

(1)
Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

(2)
Mr. Draut has a capital commitment of $750,000 in Tennenbaum Opportunities Fund VI, LLC, and a capital commitment of $500,000 in Tennenbaum Special Situations Fund IX, LLC ("Fund IX"), two private investment funds advised by the Advisor. In addition, Mr. Schwab has a capital commitment of $250,000 in Fund IX. Such interests are each less than one percent of the class of securities of such fund.

Staffing and Compensation

        We do not currently have any employees and do not expect to have any employees. Accordingly, none of our officers receive direct compensation from us. Services necessary for our business are provided by the Advisor and the Administrator, pursuant to the terms of the investment management agreements and the administration agreement. Each of our executive officers described under "Management" is an employee of the Advisor and the Administrator. Our day-to-day investment operations are managed by the Advisor. The services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Advisor. The Advisor's investment professionals focus on origination and transaction development and the ongoing monitoring of our investments. See "Management of the Company—Investment Management Agreements" in the accompanying prospectus to which this SAI relates. In addition, we reimburse the Administrator for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including our allocable portion of the Administrator's cost for the administrative activities of persons who serve as our officers and their respective staffs. To the extent that the Administrator outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to the Administrator. Although the Administrator has waived these reimbursements through December 31, 2012, it discontinued such waiver starting at January 1, 2013. See "Management of the Company—Administration Agreement" in the accompanying prospectus to which this SAI relates.

Conflicts of Interest

        We have entered into investment management agreements with the Advisor and an administration agreement with the Administrator. Our executive officers hold equity interests in the Advisor. In addition, the Advisor and its affiliates, employees and associates currently do and in the future may manage Other Advisor Accounts. Other Advisor Accounts invest in assets that are also eligible for purchase by us. Our investment policies, compensation

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arrangements and other circumstances may vary from those of Other Advisor Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among us and Other Advisor Accounts. In general, except as described below, the Advisor and its affiliates will allocate investment opportunities pro rata among us and Other Advisor Accounts (assuming the investment satisfies the objectives of each) based on the amount of committed capital each then has available and under management by the Advisor and its affiliates. Allocation of certain investment opportunities in originated private placements is subject to independent director approval pursuant to the terms of the co-investment exemptive order applicable to us and described below. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, we may desire to retain an asset at the same time that one or more Other Advisor Accounts desire to sell it. The Advisor and its affiliates intend to allocate investment opportunities to us and Other Advisor Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of us and the Other Advisor Accounts. All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by us or the availability or size of a particular investment purchased or sold by us.

        There may be situations in which Other Advisor Accounts and the Company might invest in different securities issued by the same portfolio company. It is possible that if the portfolio company's financial performance and condition deteriorates such that one or both investments are or could be impaired, the Advisor might face a conflict of interest given the difference in seniority of the respective investments. In such situations, the Advisor would review the conflict on a case-by-case basis and implement procedures consistent with its fiduciary duty to enable it to act fairly to the Other Advisor Accounts and the Company in the circumstances. Any steps by the Advisor will take into consideration the interests of each of the affected clients, the circumstances giving rise to the conflict, the procedural efficacy of various methods of addressing the conflict and applicable legal requirements.

        Pursuant to the administration agreement, the Administrator furnishes us with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, the Administrator assists us in connection with the determination and publishing of our respective net asset values, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We reimburse the Administrator for its allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement. Although the Administrator has waived these reimbursements through December 31, 2012, it discontinued such waiver starting at January 1, 2013. See "Management of the Company—Administration Agreement" in the accompanying prospectus to which this SAI relates. This contract may be terminated by us or the Administrator without penalty upon 60 days' written notice to the other.

        We have entered into a license agreement with the Advisor under which the Advisor has granted to us a non-exclusive, personal, revocable worldwide non-transferable license to use the Advisor trade name and service mark, for specified purposes in connection with our respective businesses. This license agreement is royalty-free, which means we will not be charged a fee for our use of the trade name and service mark Tennenbaum. The license agreement is terminable either in its entirety or with respect to us by the Advisor at any time in its sole discretion upon 60 days prior written notice. Other than with respect to the limited

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rights contained in the license agreement, we have no right to use, or other rights in respect of, the Advisor name and mark.

Exemptive Order

        The Advisor and we believe that, in certain circumstances, it may be in our best interests to be able to co-invest with registered and unregistered funds managed now or in the future by the Advisor and its affiliates in order to be able to participate in a wider range of transactions. Currently, SEC regulations and interpretations would permit us to co-invest with registered and unregistered funds that are affiliated with the Advisor in publicly traded securities and also in private placements where (i) the Advisor negotiates only the price, interest rate and similar price-related terms of the securities and not matters such as covenants, collateral or management rights and (ii) each relevant account acquires and sells the securities at the same time in pro rata amounts (subject to exceptions approved by compliance personnel after considering the reasons for the requested exception). Such regulations and interpretations also permit us to co-invest in other private placements with registered investment funds affiliated with the Advisor in certain circumstances, some of which would require certain findings by our independent directors and the independent directors of each other eligible registered fund. However, current SEC regulations and interpretations would not permit co-investment by us with unregistered funds affiliated with the Advisor in private placements where the Advisor negotiates non-pricing terms such as covenants, collateral and management rights. Accordingly, under current SEC regulations, in the absence of an exemption we may be prohibited from co-investing in certain private placements with any unregistered fund or account managed now or in the future by the Advisor or its affiliates.

        The Advisor and various funds managed by the Advisor have received an exemption from such regulations. Under the SEC order granting such exemption, each time the Advisor proposes that an unregistered fund or registered fund acquire private placement securities that are suitable for us, the Advisor will prepare a recommendation as to the proportion to be allocated to us taking into account a variety of factors such as the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations. Our independent directors will review the proposed transaction and may authorize co-investment by us of up to our pro rata amount of such securities based on our total available capital if a majority of them conclude that: (i) the transaction is consistent with our investment objective and policies; (ii) the terms of co-investment are fair to us and our stockholders and do not involve overreaching; and (iii) participation by us would not disadvantage us or be on a basis different from or less advantageous than that of the participating unregistered accounts and other registered funds. If the Advisor determines that we should not participate in the co-investment opportunity that would otherwise be suitable in light of our investment objective, this determination must also be submitted to the independent directors for their approval. The directors may also approve a lower amount or determine that we should not invest. The directors may also approve a higher amount to the extent that other accounts managed by the Advisor decline to participate. In addition, private placement follow-on investments and disposition opportunities must be made available in the same manner on a pro rata basis and no co-investment (other than permitted follow-on investments) is permitted where we, on the one hand, or any other account advised by the Advisor or an affiliate, on the other hand, already hold securities of the issuer.

        The Advisor and its affiliates may spend substantial time on other business activities, including investment management and advisory activities for entities with the same or

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overlapping investment objectives, investing for their own account with us or any investor us, financial advisory services (including services for entities in which we invest), and acting as directors, officers, creditor committee members or in similar capacities. Subject to the requirements of the 1940 Act, the Advisor and its affiliates and associates intend to engage in such activities and may receive compensation from third parties for their services. Subject to the same requirements, such compensation may be payable by entities in which we invest in connection with actual or contemplated investments, and the Advisor may receive fees and other compensation in connection with structuring investments which they will share.

        The Advisor and its partners, officers, directors, stockholders, members, managers, employees, affiliates and agents may be subject to certain potential or actual conflicts of interest in connection with the activities of, and investments by, us. Affiliates and employees of the Advisor are equity investors in us.

Control Persons and Principal Stockholders

        To our knowledge as of the date of this SAI there are no persons who directly or indirectly own, control or hold with the power to vote 5% or more of our outstanding common stock, except as provided below:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94163	3,543,265	7.27%
Common Stock	Vaughan Nelson Investment Management, L.P. (1) 600 Travis Street, Suite 6300 Houston, TX 77002	2,728,889	5.6%
Common Stock	Clearbridge Investments, LLC 620 8th Avenue New York, NY 10018	2,441,740	5.01%

(1)
By reason of investment advisory relationships with the person who owns the common shares of the Company, Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson") may be deemed to be the beneficial owner of the reported shares of the Company's common stock. Vaughan Nelson Investment Management, Inc., as General Partner of Vaughan Nelson, may be deemed the indirect beneficial owner of the reported shares of the Company's common stock. Vaughan Nelson and Vaughan Nelson Investment Management, Inc. have sole power to vote or to direct the vote of 2,086,550 shares; shared power to vote or to direct the vote of 0 shares; sole power to dispose of or to direct the disposition of 2,482,575 shares; and shared power to dispose or to direct the disposition of 246,314 shares. Both Vaughan Nelson and Vaughan Nelson Investment Management, Inc. disclaim beneficial ownership of the reported shares of the Company's common stock. Vaughan Nelson Investment Management, Inc. maintains its principal office at 600 Travis Street, Suite 6300, Houston, Texas 77002.

        As of the date of this SAI, all directors and officers as a group owned less than 1% of the outstanding common stock.

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DISTRIBUTIONS

        We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. The timing and amount of our quarterly distributions, if any, are determined by our board of directors. Any distributions to our stockholders are declared out of assets legally available for distribution. We intend to pay quarterly distributions to our stockholders in an amount, and on a timely basis, sufficient to obtain and maintain our status as a RIC. There can be no assurances that the Holding Company will have sufficient funds to pay distributions to our stockholders in the future to maintain our status as a RIC.

        We are a RIC under the Code. To continue to obtain RIC tax benefits, we generally must distribute at least 90% of our ordinary income and net short-term capital gain in excess of net long-term capital loss, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period generally ending on October 31 of the calendar year and (3) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. In addition, although we currently intend to distribute net capital gain (i.e., net long-term capital gain in excess of short-term capital loss), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gain for investment. In such event, the consequences of our retention of net capital gain are as described under "U.S. Federal Income Tax Matters." We can offer no assurance that the Operating Company will achieve results that will permit the payment of any cash distributions to our stockholders. In addition, the Leverage Program prohibits us from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or the Leverage Program. See "Regulation," "U.S. Federal Income Tax Matters" and "Senior Securities" in the prospectus.

        We maintain an "opt in" dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, stockholders that have not "opted in" to our dividend reinvestment plan will receive cash dividends, rather than having their dividends automatically reinvested in additional shares of our common stock. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions, but will not have received cash from us with which to pay such taxes. Further, reinvested dividends will increase the gross assets of the Holding Company and the Operating Company on which a management fee and potentially an incentive management fee are payable to the Advisor and the General Partner. See "Dividend Reinvestment Plan" in this SAI.

DETERMINATION OF NET ASSET VALUE

        The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the fair value of our total assets minus liabilities by the total number of shares of our common stock outstanding at the date as of which the determination is made. The net asset value per share of the Company's common stock is determined on a quarterly basis. The valuation procedures of the Company are described below.

        In calculating the value of our total assets, we value our portfolio investments at fair value based upon the principles and methods of valuation set forth in policies adopted by our board of directors. Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Market participants

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are buyers and sellers in the principal (or most advantageous) market for the asset that (i) are independent of us, (ii) are knowledgeable, having a reasonable understanding about the asset based on all available information (including information that might be obtained through due diligence efforts that are usual and customary), (iii) are able to transact for the asset, and (iv) are willing to transact for the asset or liability (that is, they are motivated but not forced or otherwise compelled to do so).

        Investments for which market quotations are readily available are valued at such market quotations unless the quotations are deemed not to represent fair value. We generally obtain market quotations from recognized exchanges, market quotation systems, independent pricing services or one or more broker-dealers or market makers. However, short term debt investments with remaining maturities within 60 days are generally valued at amortized cost, which approximates fair value. Debt and equity securities for which market quotations are not readily available, which is the case for many of our investments, or for which market quotations are deemed not to represent fair value, are valued at fair value using a consistently applied valuation process in accordance with our documented valuation policy that has been reviewed and approved by our board of directors, who also approve in good faith the valuation of such securities as of the end of each quarter. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of our investments than on the fair values of our investments for which market quotations are not readily available. Market quotations may be deemed not to represent fair value in certain circumstances where we believe that facts and circumstances applicable to an issuer, a seller or purchaser, or the market for a particular security cause current market quotations to not reflect the fair value of the security. Examples of these events could include cases where a security trades infrequently causing a quoted purchase or sale price to become stale, where there is a "forced" sale by a distressed seller, where markets quotations vary substantially among market makers, or where there is a wide bid-ask spread or significant increase in the bid-ask spread.

        The valuation process adopted by our board of directors with respect to investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value is as follows:

  •
  The investment professionals of the Advisor provide recent portfolio company financial statements and other reporting materials to independent valuation firms engaged by our board of directors.

  •
  Such firms evaluate this information along with relevant observable market data to conduct independent appraisals each quarter, and their preliminary valuation conclusions are documented and discussed with senior management of the Advisor.

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  The fair value of smaller investments comprising in the aggregate less than 5% of our total capitalization may be determined by the Advisor in good faith in accordance with our valuation policy without the employment of an independent valuation firm.

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  The audit committee of the board of directors discusses the valuations, and the board of directors approves the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms (to the extent applicable) and the audit committee of the board of directors.

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        Those investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, our principal market (as the reporting entity) and enterprise values.

        When valuing all of our investments, we strive to maximize the use of observable inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of us. Unobservable inputs are inputs that reflect our assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. See "Risks—Risks related to our business—A substantial portion of our portfolio investments may be recorded at fair value as determined in good faith by or under the direction of our board of directors and, as a result, there may be uncertainty regarding the value of our portfolio investments" in our prospectus.

        Our investments may be categorized based on the types of inputs used in their valuation. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Investments are classified by GAAP into the three broad levels as follows:

          Level 1—Investments valued using unadjusted quoted prices in active markets for identical assets.

          Level 2—Investments valued using other unadjusted observable market inputs, e.g. quoted prices in markets that are not active or quotes for comparable instruments.

          Level 3—Investments that are valued using quotes and other observable market data to the extent available, but which also take into consideration one or more unobservable inputs that are significant to the valuation taken as a whole.

        Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements included in the prospectus express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

        Except to the extent interpretations of the requirements of GAAP change, if for periods after January 1, 2013 we experience cumulative net realized capital gains and unrealized capital appreciation in respect of which incentive compensation has not been paid and

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cumulative total return in excess of 8%, we would accrue an amount, which would be reflected in our net asset value per share, for the incremental incentive compensation that would be payable to the Advisor or the General Partner if all of such net unrealized capital appreciation were realized.

Determinations in connection with offerings

        In connection with certain offerings of shares of our common stock, our board of directors or one of its committees may be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or the applicable committee will consider the following factors, among others, in making any such determination:

  •
  the net asset value of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;

  •
  the Advisor's assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending no earlier than two days prior to the date of the sale of our common stock; and

  •
  the magnitude of the difference between the net asset value of our common stock most recently disclosed by us and the Advisor's assessment of any material change in the net asset value of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

        This determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

        These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

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DIVIDEND REINVESTMENT PLAN

        We have adopted an "opt in" dividend reinvestment plan. As a result, if we declare a dividend or other distribution payable in cash, each stockholder that has not "opted in" to our dividend reinvestment plan will receive such dividends in cash, rather than having their dividends automatically reinvested in additional shares of our common stock.

        To enroll in the dividend reinvestment plan, each stockholder must notify Wells Fargo Bank, National Association, or Wells Fargo, a Delaware corporation, the plan administrator, in writing so that notice is received by the plan administrator prior to the record date. The plan administrator will then automatically reinvest any dividends in additional shares of our common stock. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has elected to participate in the plan and may hold such shares in non-certificated form under the plan administrator's name or that of its nominee. The number of shares to be issued to a stockholder participating in the plan will be calculated by reference to all shares of common stock owned by such stockholder, whether held in such stockholder's plan account or elsewhere. The plan administrator will confirm to each participant each acquisition made for such participant pursuant to the plan as soon as practicable but not later than 10 business days after the date thereof; provided all shares have been purchased. Upon request by a stockholder participating in the plan received in writing not less than three days prior to the record date, the plan administrator will, instead of crediting shares to and/or carrying shares in the participant's account, issue, without charge to the participant, a certificate registered in the participant's name for the number of whole shares of our common stock payable to the participant and a check for any fractional share. Although each participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of our common stock, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each participant's account.

        We will use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan at a price per share equal to the average price for all shares purchased on the open market pursuant to the plan, including brokerage commissions. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Select Market on the valuation date fixed by our board of directors for such dividend. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Select Market or, if no sale is reported for such day, the closing price for such shares on The Nasdaq Global Select Market on the last preceding date on which trading took place. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or dilution would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

        There will be no brokerage charges to stockholders with respect to shares of common stock issued directly by us. However, each participant will pay the brokerage commissions

SAI-23

incurred in connection with open-market purchases. The plan administrator's fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds. There is a $5.00 transaction fee for the net sale proceeds to be direct deposited to a U.S. bank checking or savings account. If you have shares held through a broker, you should contact your broker to participate in the plan.

        Stockholders who receive dividends in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for U.S. federal income tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.shareowneronline.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at Wells Fargo Bank, National Association, P.O. Box 64856, St. Paul, MN 55164-0856 or by calling the plan administrator at (800) 468-9716. Such termination will be effective immediately if the participant's notice is received by the plan administrator at least three days prior to any record date; otherwise, such termination will be effective only with respect to any subsequent dividend.

        The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at Wells Fargo Bank, National Association, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at (800) 468-9716.

        The plan administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under the plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the plan administrator's negligence, bad faith, or willful misconduct or that of its employees or agents.

REGULATION

        We have filed an election to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisors or co-advisors), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by "a majority of our outstanding voting securities", which is defined in the 1940 Act as the lesser of a majority of the outstanding voting securities or 67% or more of the securities voting if a quorum of a majority of the outstanding voting securities is present. However, none of our investment policies are fundamental and any may be changed without stockholder approval.

        We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of

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public resale, be deemed an "underwriter" as that term is defined in the Securities Act of 1933, or the Securities Act. We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of any single investment company or invest more than 10% of the value of our total assets in the securities of all of the investment companies in which we invest. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might indirectly subject our stockholders to additional expenses as they will indirectly be responsible for the costs and expenses of such companies. Pursuant to the 1940 Act, our investment in the Operating Company is not subject to these limits because, among other reasons, (i) the Operating Company is our sole investment and (ii) we "pass-through" our votes on Operating Company matters to our stockholders and vote all of our interests in the Operating Company in the same proportion and manner as our stockholders vote their common stock on such matters.

Qualifying assets

        Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company's total assets. The principal categories of qualifying assets relevant to our business are the following:

  •
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

  •
  is organized under the laws of, and has its principal place of business in, the United States;

  •
  is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

  •
  satisfies either of the following:

  •
  has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange; or

  •
  is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company.

  •
  Securities of any eligible portfolio company which we control.

  •
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

SAI-25

  •
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  •
  Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

  •
  Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Small Business Administration Regulations

        On April 22, 2014, the Operating Company's wholly-owned subsidiary, TCPC SBIC received an SBIC license from the SBA. We have requested exemptive relief from the SEC to permit us to exclude the debt of TCPC SBIC guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. Pursuant to the 200% asset coverage ratio limitation, we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us. For example, as of March 31, 2014, we had approximately $555 million in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us, which would permit us to borrow up to approximately $555 million, notwithstanding other limitations on our borrowings pursuant to our Leverage Program.

        If granted, the exemptive relief provides us with increased flexibility under the 200% asset coverage test by permitting us to borrow up to $150 million more than we would otherwise be able to absent the receipt of this exemptive relief. As a result, we, in effect, will be permitted to have a lower asset coverage ratio than the 200% asset coverage ratio limitation under the 1940 Act and, therefore, we can have more debt outstanding than assets to cover such debt. For example, we will be able to borrow up to $150 million more than the approximately $555 million permitted under the 200% asset coverage ratio limit as of March 31, 2014. For additional information on SBA regulations that affect our access to SBA-guaranteed debentures, see "Risk Factors—Risks Relating to Our Business—TCPC SBIC is subject to SBA regulations, and any failure to comply with SBA regulations could have an adverse effect on our operations."

        The SBIC license allows TCPC SBIC to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest-only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to TCPC SBIC's assets over our stockholders in the event we liquidate TCPC SBIC or the SBA exercises its remedies under the SBA-guaranteed debentures issued by TCPC SBIC upon an event of default.

        Small business investment companies are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the two most recent fiscal years. In addition, a small business investment company must devote 25% of its investment activity to "smaller" concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6 million and has average annual fully taxed net income not exceeding

SAI-26

$2 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, small business investment companies may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. We plan to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

        We are subject to periodic examination and audit by the Small Business Administration's staff to determine our compliance with small business investment company regulations.

Managerial assistance to portfolio companies

        A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in "Regulation—Qualifying assets" above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance, although reliance on other investors may not be the sole method by which the BDC satisfies the requirement to make available managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its investment manager, directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary investments

        Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments. Typically, we will invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Consequently, repurchase agreements are functionally similar to fully collateralized short-term loans. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, the 1940 Act and certain diversification tests in order to qualify as a RIC for federal income tax purposes will typically require us to limit the amount we invest with any one counterparty. The Advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior securities

        We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any preferred stock or publicly traded debt securities are outstanding, we must make

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provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risks—Risks related to our operations as a BDC" in our prospectus.

Selling below NAV

        We may sell our common stock, subscription rights, warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock in certain circumstances, including if (i)(1) the holders of a majority of our shares (or, if less, at least 67% of a quorum consisting of a majority of our shares) and a similar majority of the holders of our shares who are not affiliated persons of us approve the sale of our common stock at a price that is less than the current net asset value, and (2) a majority of our Directors who have no financial interest in the transaction and a majority of our independent Directors (a) determine that such sale is in our and our stockholders' best interests and (b) if the sale is a sale of shares of common stock, in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount and (3) if the sale is a sale of long term rights, warrants or options, the exercise or conversion price is not less than market value of the common stock at the time of the issuance of such rights, warrants or options or if (ii) a majority of the number of the beneficial holders of our common stock entitled to vote at the annual meeting, without regard to whether a majority of such shares are voted in favor of the proposal, approve the sale of our common stock at a price that is less than the current net asset value per share.

Code of ethics

        The Holding Company and the Operating Company have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. You may read and copy the code of ethics at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to the registration statement of which this SAI is a part, and is available on the IDEA Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. You may also access the codes of ethics by going to our website at http://investors.tcpcapital.com/.

Proxy voting policies and procedures

        We have delegated our proxy voting responsibility to the Advisor. The Proxy Voting Policies and Procedures of the Advisor are set forth below. The guidelines are reviewed periodically by the Advisor and our independent directors, and, accordingly, are subject to change.

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Introduction

        As an investment advisor registered under the Investment Advisers Act of 1940 (the "Advisers Act"), the Advisor has a fiduciary duty to act solely in our best interests and in the best interests of our stockholders. As part of this duty, the Advisor recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. The Advisor's Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

        These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

        The Advisor evaluates routine proxy matters, such as proxy proposals, amendments or resolutions on a case-by-case basis. Routine matters are typically proposed by management and the Advisor will normally support such matters so long as they do not measurably change the structure, management control, or operation of the corporation and are consistent with industry standards as well as the corporate laws of the state of incorporation.

        The Advisor also evaluates non-routine matters on a case-by-case basis. Non-routine proposals concerning social issues are typically proposed by stockholders who believe that the corporation's internally adopted policies are ill-advised or misguided. If the Advisor has determined that management is generally socially responsible, the Advisor will generally vote against these types of non-routine proposals. Non-routine proposals concerning financial or corporate issues are usually offered by management and seek to change a corporation's legal, business or financial structure. The Advisor will generally vote in favor of such proposals provided the position of current stockholders is preserved or enhanced. Non-routine proposals concerning stockholder rights are made regularly by both management and stockholders. They can be generalized as involving issues that transfer or realign board or stockholder voting power. The Advisor typically would oppose any proposal aimed solely at thwarting potential takeovers by requiring, for example, super-majority approval. At the same time, the Advisor believes stability and continuity promote profitability. The Advisor's guidelines in this area seek a middle road and individual proposals will be carefully assessed in the context of their particular circumstances.

Proxy voting records

        You may obtain information about how we voted proxies by making a written request for proxy voting information to:

    Tennenbaum Capital Partners, LLC
    Attention: Investor Relations
    2951 28th Street, Suite 1000
    Santa Monica, California 90405

No-Action Relief from Registration as a Commodity Pool Operator.

        The Holding Company and the Operating Company each are relying on a no-action letter (the "No-Action Letter") issued by the staff of the Commodity Futures Trading Commission (the "CFTC") as a basis to avoid registration with the CFTC as a commodity pool operator ("CPO"). The No-Action Letter allows an entity to engage in CFTC-regulated transactions ("commodity interest transactions") that are "bona fide hedging" transactions (as that term is defined and interpreted by the CFTC and its staff), but prohibit an entity from entering into commodity interest transactions if they are non-bona fide hedging transactions, unless

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immediately after entering such non-bona fide hedging transaction (a) the sum of the amount of initial margin deposits on the entity's existing futures or swaps positions and option or swaption premiums does not exceed 5% of the market value of the entity's liquidation value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the entity's commodity interest transactions would not exceed 100% of the market value of the entity's liquidation value, after taking into account unrealized profits and unrealized losses on any such transactions. Both the Holding Company and the Operating Company are required to operate pursuant to these trading restrictions if they intend to continue to rely on the No-Action Letter as a basis to avoid CPO registration.

Other

        We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, at a price below the current net asset value of the common stock, or issue and sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interest and in the best interests of our stockholders, and our stockholders have approved our policy and practice of making such sales within the preceding 12 months. At our 2014 annual meeting, held on May 15, 2014, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, our stockholders approved our ability to sell or otherwise issue shares of our common stock at any level of discount from net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities.

        We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

        We are subject to periodic examination by the SEC for compliance with the 1940 Act.

        We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

        Subject to the supervision of the board of directors, decisions to buy and sell securities and bank debt for the Company and decisions regarding brokerage commission rates are made by the Advisor. Transactions on stock exchanges involve the payment by the Company of brokerage commissions. In certain instances the Company may make purchases of underwritten issues at prices which include underwriting fees.

        In selecting a broker to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order, and the value of the expected contribution of the broker to the investment performance of the Company on a continuing basis. Accordingly, the cost of the brokerage commissions to the Company in any

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transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. The aggregate amount of brokerage commission paid by the Company over the previous three fiscal years was $0.3 million. The extent to which the Advisor makes use of statistical, research and other services furnished by brokers may be considered by the Advisor in the allocation of brokerage business, but there is not a formula by which such business is allocated. The Advisor does so in accordance with its judgment of the best interests of the Company and its stockholders.

        One or more of the other investment funds or accounts which the Advisor manages may own from time to time some of the same investments as the Company. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold and any transaction costs will be allocated among the companies and accounts on a good faith equitable basis by the Advisor in its discretion in accordance with the accounts' various investment objectives, subject to the allocation procedures adopted by the board of directors related to privately placed securities (including an implementation of any co-investment exemptive relief obtained by the Company and the Advisor). In some cases, this system may adversely affect the price or size of the position obtainable for the Company. In other cases, however, the ability of the Company to participate in volume transactions may produce better execution for the Company. It is the opinion of the board of directors that this advantage, when combined with the other benefits available due to the Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

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